As filed with the U.S. Securities and

Exchange Commission on July 22, 2021

Registration Nos. 33-1857 and 811-4503

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 66	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 67	☒

AQUILA MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of Principal Executive Offices)

(212) 697-6666

(Registrant's Telephone Number)

Diana P. Herrmann

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	On July 26, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previous post-effective amendment.

PROSPECTUS

JULY 26, 2021

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	—	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	—	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX
Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORFFX	—	ORTYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	—	UTAYX

Paper copies of each Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com

To make shareholder account inquiries, call the
Funds’ Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:

800-437-1020) or you can write to BNY Mellon
Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

T a b l e  o f  C o n t e n t s

AQUILA TAX-FREE TRUST OF ARIZONA

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 58 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 60 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 96 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 77 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None
Other Expenses	0.16%	0.16%	0.14%	0.16%
Total Annual Fund Operating Expenses	0.71%	1.56%	0.54%	0.56%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$370	$520	$683	$1,156
Class C Shares	$259	$493	$850	$1,417
Class F Shares	$55	$173	$302	$677
Class Y Shares	$57	$179	$313	$701

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$159	$493	$850	$1,417

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2021, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Arizona Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Arizona Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

1 | Aquila Municipal Trust

At the time of purchase, the Fund’s Arizona Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

2 | Aquila Municipal Trust

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest. The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Arizona and has had a significant effect on Arizona’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations. Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities. Arizona is one of the states in the nation most vulnerable to Federal government expenditure changes because of the large proportion of military spending in the state’s economy. Arizona’s unemployment rate is among the highest in the nation. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Arizona has significant unfunded pension liabilities. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

3 | Aquila Municipal Trust

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.53% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.31% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2021 to June 30, 2021) total return for Class Y Shares was 1.00%.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	(0.52)%	2.05%	3.54%
Class C	1.76%	2.01%	3.07%
Class Y	3.88%	3.05%	4.11%
Class Y Returns After Taxes:
On Distributions	3.87%	3.01%	4.08%
On Distributions and Redemption	3.29%	2.98%	3.95%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.58%	3.08%	3.51%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser – Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Anthony Tanner, Vice President and lead portfolio manager of the Fund, is based in Phoenix, AZ, and has served as a portfolio manager of the Fund since 2018. Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017. Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6 | Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 58 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 60 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 96 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 77 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.075%	1.00%	None	None
Other Expenses	0.16%	0.16%	0.13%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.745%	1.67%	0.64%	0.67%
Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.725%	1.65%	0.62%	0.65%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.
(2)	The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. Prior to September 30, 2022, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$372	$529	$700	$1,195
Class C Shares	$268	$525	$905	$1,500
Class F Shares	$63	$203	$355	$796
Class Y Shares	$66	$212	$371	$833

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$168	$525	$905	$1,500

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2021, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8 | Aquila Municipal Trust

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest. The strength of the Colorado economy will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Colorado and has had a significant effect on Colorado’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Declines in oil and gas production could have an impact on employment and income growth in Colorado. The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Colorado Public Employees’ Retirement Association (PERA) has significant unfunded pension liabilities. Colorado has a high unemployment rate. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

9 | Aquila Municipal Trust

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.09% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2021 to June 30, 2021) total return for Class Y Shares was -0.31%.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	(0.35)%	1.56%	3.00%
Class C	1.82%	1.43%	2.45%
Class Y	3.75%	2.43%	3.47%
Class Y Returns After Taxes:
On Distributions	3.74%	2.42%	3.47%
On Distributions and Redemption	2.97%	2.40%	3.34%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.58%	3.08%	3.51%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

 After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager - Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

12 | Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 58 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 60 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 96 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 77 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None
Other Expenses	0.22%	0.22%	0.19%	0.17%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.78%	1.63%	0.60%	0.98%	0.63%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$377	$542	$720	$1,237
Class C Shares	$266	$514	$887	$1,496
Class F Shares	$61	$192	$335	$750
Class I Shares	$100	$312	$542	$1,201
Class Y Shares	$64	$202	$351	$786

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$166	$514	$887	$1,496

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2021, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. A significant portion of the Kentucky Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel corona virus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

14 | Aquila Municipal Trust

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest. The strength of the Kentucky economy will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Kentucky and has had a significant effect on Kentucky’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Kentucky has significant long-term liabilities. In particular, Kentucky’s retirement systems are significantly underfunded. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

15 | Aquila Municipal Trust

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.47% (quarter ended September 30, 2011) and the lowest return for a quarter was -2.74% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2021 to June 30, 2021) total return for Class Y Shares was 0.99%.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	(0.61)%	1.93%	3.15%
Class C	1.74%	1.89%	2.72%
Class I	3.38%	2.59%	3.43%
Class Y	3.68%	2.90%	3.73%
Class Y Returns After Taxes:
On Distributions	3.67%	2.88%	3.72%
On Distributions and Redemption	3.13%	2.81%	3.59%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.58%	3.08%	3.51%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. Royden Durham, Vice President and lead portfolio manager of the Fund, is based in Louisville, KY, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018. Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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AQUILA TAX-FREE TRUST OF OREGON

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 58 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 60 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 96 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 77 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None
Other Expenses	0.17%	0.17%	0.14%	0.17%
Total Annual Fund Operating Expenses	0.72%	1.57%	0.54%	0.57%
Total Fee Waivers and/or Reimbursement (2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and Reimbursements (2)	0.71%	1.56%	0.53%	0.56%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial front-end sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.
(2)	The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. Prior to September 30, 2022, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$370	$522	$688	$1,167
Class C Shares	$259	$495	$854	$1,427
Class F Shares	$54	$172	$301	$676
Class Y Shares	$57	$182	$317	$713

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$159	$495	$854	$1,427

19 | Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2021, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Oregon Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Oregon Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Oregon Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Oregon Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Sub-Adviser.

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

20 | Aquila Municipal Trust

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Oregon and has had a significant effect on Oregon’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). The strength of residential construction is important to the Oregon economy due to wood products production. Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. Oregon is facing a revenue shortfall and significant long-term pension liabilities. Oregon has a high unemployment rate. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Oregon Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

21 | Aquila Municipal Trust

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

22 | Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon (the Predecessor Fund) on June 26, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to June 26, 2020, is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.81% (quarter ended September 30, 2011) and the lowest return for a quarter was -2.92% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2021 to June 30, 2021) total return for Class Y Shares was -0.43%.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years	Since Inception
Class Returns Before Taxes:
Class A	0.08%	1.64%	3.06%
Class C	2.34%	1.61%	2.61%
Class F	4.40%	N/A	N/A	5.08%(1)
Class Y	4.37%	2.63%	3.64%
Class Y Returns After Taxes:
On Distributions	4.36%	2.62%	3.63%
On Distributions and Redemption	3.33%	2.54%	3.48%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.58%	3.08%	3.51%	5.55%(1)
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

(1)	Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

23 | Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”)

Portfolio Manager -- Mr. Christopher Johns has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. Mr. Timothy Iltz has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Johns and Mr. Iltz are jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Oregon state personal income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

24 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 58 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 60 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 96 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 77 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	None
Other Expenses	0.21%	0.21%	0.18%	0.16%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.87%	1.72%	0.69%	1.07%	0.72%
Total Fee Waivers (2)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.85%	1.70%	0.67%	1.05%	0.70%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during the second year after purchase.
(2)	The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$384	$567	$766	$1,339
Class C Shares	$273	$540	$931	$1,596
Class F Shares	$68	$219	$382	$857
Class I Shares	$107	$338	$588	$1,304
Class Y Shares	$72	$228	$399	$893

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$173	$540	$931	$1,596

25 | Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2021, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

26 | Aquila Municipal Trust

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties. The strength of the Rhode Island economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Rhode Island and has had a significant effect on Rhode Island’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Rhode Island’s retirement systems are underfunded. Rhode Island has a high unemployment rate. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

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Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2011-2020

Calendar years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2021 to June 30, 2021) total return for Class Y Shares was 0.57%.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years	Since Inception
Class Returns Before Taxes:
Class A	(0.12)%	2.22%	3.16%
Class C	2.21%	2.19%	2.70%
Class F	4.09%	N/A	N/A	5.28%(1)
Class I	3.93%	2.95%	3.44%
Class Y	4.25%	3.22%	3.73%
Class Y Returns After Taxes:
On Distributions	4.23%	3.21%	3.73%
On Distributions and Redemption	3.44%	3.06%	3.58%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.58%	3.08%	3.51%	5.55%(1)
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

(1)	Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser -  Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A.

Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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AQUILA TAX-FREE FUND FOR UTAH

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 58 of the Fund's Prospectus, “Sales Charges - Class A Shares” on page 60 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 96 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 77 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	None
Other Expenses	0.17%	0.17%	0.13%	0.17%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.88%	1.68%	0.64%	0.68%
Total Fee Waivers and/or Reimbursement (2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.86%	1.66%	0.62%	0.66%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.
(2)	The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$385	$570	$771	$1,350
Class C Shares	$269	$528	$911	$1,577
Class F Shares	$63	$203	$355	$796
Class Y Shares	$67	$216	$377	$845

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$169	$528	$911	$1,577

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2021, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes. We call these obligations “Utah Double-Exempt Obligations.” Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers. Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes. Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions. From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from

32 | Aquila Municipal Trust

the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest. Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations. Utah households pay more in state and local taxes per household than the national average. The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all. The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The COVID-19 pandemic dramatically altered the public health environment in Utah and has had a significant effect on Utah’s economy (including increasing public and private health emergency response costs and reducing State and local revenues). Utah’s retirement systems are underfunded. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

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Prepayment or Call Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.64% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.19% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2021 to June 30, 2021) total return for Class Y Shares was 0.34%.

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years	Since Inception
Class Returns Before Taxes:
Class A	(0.09)%	2.16%	3.80%
Class C	2.26%	2.19%	3.40%
Class F	4.51%	N/A	N/A	5.62%(1)
Class Y	4.19%	3.19%	4.42%
Class Y Returns After Taxes:
On Distributions	4.18%	3.18%	4.40%
On Distributions and Redemption	3.40%	3.05%	4.16%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.58%	3.08%	3.51%	5.55%(1)
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

(1)	Inception date - November 30, 2018

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. James Thompson, Vice President and lead portfolio manager of the Fund, is based in Bountiful, UT, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017. Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Additional Information About the Funds’ Principal Investment Strategies and Principal Risks

Additional Information About the Funds’ Principal Investment Strategies

Aquila Tax-Free Trust of Arizona

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation. Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax. The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Fund of Colorado

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see “Municipal Obligations” below). Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Churchill Tax-Free Fund of Kentucky

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

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Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see “Municipal Obligations” below). Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Trust of Oregon

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Trust of Oregon invests primarily in Oregon Obligations, which are a type of municipal obligation. Oregon Obligations are obligations of the State of Oregon and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Oregon personal income tax. The Fund purchases the obligations of governmental issuers other than Oregon governmental issuers only when obligations of the State of Oregon and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Narragansett Tax-Free Income Fund

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation. Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax. The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Aquila Tax-Free Fund For Utah

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund’s investment objective, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information. Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.

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Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax. Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes. The Utah State Tax Commission previously provided an administrative determination identifying those states, but has ceased providing that guidance. Utah’s last administrative guidance identified those states as Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State. Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions. From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

Municipal Obligations

Each Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes. They include:

•	municipal notes and bonds,
•	tax, revenue or bond anticipation notes,
•	construction loan notes,
•	project notes, which sometimes carry a U.S. government guarantee,
•	municipal lease/purchase agreements,
•	participation interests in municipal or other securities, and
•	floating and variable rate demand notes.

There are two principal classifications of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

•	obtaining funds for general operating expenses,
•	refunding outstanding obligations,
•	obtaining funds for loans to other public institutions and facilities, and
•	funding capital construction, such as the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and wastewater systems.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.

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Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations. Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations. Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Fund’s 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund’s assets.

Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public

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health issues and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries directly affected, the value and liquidity of the Fund’s investments may suffer.

LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on a Fund’s portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund’s yield will decline. Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise when interest rates decline. Interest rates are currently at historic lows, which may make a rise in rates more likely. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

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Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected. A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer. A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

In the past, each Fund has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity. Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds. Accordingly, each Fund’s investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only). The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Arizona and has had a significant effect on Arizona’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations. Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

Arizona has enacted pension reform legislation; however, Arizona’s retirement systems continue to be significantly underfunded. The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities. Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits. Arizona’s unemployment rate is among the highest in the nation.

There can be no assurance that Arizona’s fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Arizona’s fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

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The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Arizona may be found in the SAI.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only). The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Colorado and has had a significant effect on Colorado’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

The energy sector is a source of economic activity in Colorado. Declines in oil and gas production could have an impact on employment and income growth in Colorado. In addition, decreases in oil prices and excess capacity for natural gas could suppress profits, wages, employment, and investment in the regional oil and gas industry. The housing market is also an important driver of economic growth in Colorado. Unless wage gains can offset the rising cost of living consumer spending will slow. In addition, Colorado has a high unemployment rate. The strength of the Colorado economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth.

Property taxes are a significant source of revenue for many local governments. Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. PERA has significant unfunded pension liabilities.

The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.

There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only). The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Kentucky and has had a significant effect on Kentucky’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Coal production, demand, and severance taxes have decreased significantly in recent years, and there have been mine closings. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate whether coal is the most economical fuel supply for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. Economic growth in the nation and in Kentucky is anticipated to occur in industries and occupations that require relatively high skills and education, however, Kentucky has a less-educated labor force than the rest of the nation.

Kentucky has significant long-term liabilities. The Kentucky state budget has been structurally imbalanced for years. Kentucky has continued to rely on one-time revenue sources to close the funding gaps. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits. Debt levels are moderately high in relation to the Commonwealth’s economic base. Kentucky’s retirement systems are significantly underfunded. The strength of the Kentucky economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

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There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Oregon and Other Municipal Obligations (Aquila Tax-Free Trust of Oregon only). The Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Oregon and has had a significant effect on Oregon’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The strength of residential construction is important to the Oregon economy due to wood products production.

Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. The State has mixed demographic trends with above average population and in migration growth, but below average wealth levels. Property taxes are a significant source of revenue for many local governments. Oregon has a high unemployment rate. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. Oregon is facing a revenue shortfall and significant long-term pension liabilities.

There can be no assurance that Oregon’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Oregon’s fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Oregon may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only). The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.

The COVID-19 pandemic dramatically altered the public health environment in Rhode Island and has had a significant effect on Rhode Island’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

Rhode Island continues to face significant budget deficits. Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities. Rhode Island’s retirement systems are underfunded. Rhode Island has a high unemployment rate.

There can be no assurance that Rhode Island’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only). The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.

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The COVID-19 pandemic dramatically altered the public health environment in Utah and has had a significant effect on Utah’s economy (including increasing public and private health emergency response costs and reducing State and local revenues).

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations. Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah households pay more in State and local taxes per household than the national average. The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all. The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the strength of the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues. Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits. Utah’s retirement systems are underfunded.

There can be no assurance that Utah’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility. Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund. More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds). Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. Timely, accurate and complete information regarding municipal issuers may not be available. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Changes in federal law or regulation, such as the 2017 Tax Cuts and Jobs Act, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Reductions in federal funding or other changes that increase state spending could place additional strain on the state and local governments and may have a negative effect on their ability to meet their obligations. There could be legal challenges to the authority of certain entities to issue municipal securities. In recent years a number of municipal issuers in the U.S. have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state

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taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk. When a Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become difficult to purchase or sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments. Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions. Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a substantial loss or may not be able to sell at all. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers. To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Each Fund values investments using fair value methodologies. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

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Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transactions costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of a Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result.

Non-Diversification Risk. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, each Fund may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Funds may be more risky than more geographically diverse funds.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, a Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund’s website.

Fund Management

How is each Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY 10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of June 30, 2021, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.28 billion, of which approximately $2.84 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA. Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

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Aquila Tax-Free Trust of Arizona

Mr. Anthony Tanner, Mr. James Thompson and Mr. Royden Durham form the Fund’s portfolio management team.

Mr. Tanner, based in Phoenix, AZ, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund since 2018. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. He has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

Mr. Durham has served as a portfolio manager of the Fund since 2017. He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of 1% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2021, the Fund accrued management fees to the Manager at the annual rate of 0.40% of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2020.

Aquila Tax-Free Fund of Colorado

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government. The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns is the Fund’s portfolio manager. Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2021, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. After waivers and/or reimbursements, the Fund paid management fees equal to 0.48 of 1% of its average annual net assets during the fiscal year ended March 31, 2021.

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The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund. The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund’s average annual net assets. The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2020.

Aquila Churchill Tax-Free Fund of Kentucky

Mr. Royden Durham, Mr. Anthony Tanner and Mr. James Thompson form the Fund’s portfolio management team.

Mr. Durham, based in Louisville, KY, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018. He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund’s portfolio management team since 2009. He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2021, the Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2020.

Aquila Tax-Free Trust of Oregon

With respect to Aquila Tax-Free Trust of Oregon, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. Mr. Johns has also been the portfolio manager of Aquila Tax-Free Fund of Colorado (“ATFFC”), which has investment objectives similar to those of the Fund, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver, which acted as investment adviser to ATFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

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Mr. Timothy Iltz has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at the Sub-Adviser since 2011. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any date that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2021, the Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.40 of 1% of net assets of the Fund up to $400 million; 0.38 of 1% of net assets above $400 million up to $1 billion; and 0.36 of 1% of net assets above $1 billion. This contractual undertaking is in effect until September 30, 2022. After waivers and/or reimbursements, the Fund paid management fees equal to 0.39 of 1% of its average annual net assets during the fiscal year ended March 31, 2021.

The Manager, and not the Fund, pays the Sub-Adviser a fee for the Sub-Adviser’s services to the Fund. The Sub-Adviser is entitled to receive a fee at the annual rate of 0.18 of 1% on the first $400 million in average net assets, 0.16 of 1% above that amount up to $1 billion in average net assets and 0.14 of 1% on all assets above $1 billion. The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Fund is available in the Fund’s semi-annual report to shareholders for the period ended September 30, 2020.

Aquila Narragansett Tax-Free Income Fund

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), 520 White Plains Road, Tarrytown, NY 10591, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.

The Sub-Adviser has approximately $5.3 billion in assets under management and $4.3 billion in assets under advisement as of March 31, 2021. The Sub-Adviser is a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $187.0 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,000 branches and nearly 17,400 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Effective July 26, 2021, the Sub-Advisory Agreement was transferred to the Sub-Adviser from Citizens Investment Advisors, a department of Citizens Bank, N.A. This did not result in a change of actual control or management of the Fund’s sub-adviser.

Mr. Jeffrey K. Hanna is the portfolio manager of the Fund. Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005. Mr. Hanna operates out of an office in Providence, Rhode Island.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2021, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. After waivers and/or reimbursements, the Fund paid management fees equal to 0.42 of 1% of its average annual net assets during the fiscal year ended March 31, 2021.

50 | Aquila Municipal Trust

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund. The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23 of 1% of the Fund’s average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2020.

Aquila Tax-Free Fund For Utah

Mr. James Thompson, Mr. Royden Durham and Mr. Anthony Tanner form the Fund’s portfolio management team.

Mr. Thompson, based in Bountiful, UT, is the Fund’s lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently he served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

Mr. Durham has served as a portfolio manager of the Fund since 2017. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently, he served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Tanner has served as a portfolio manager of the Fund since 2018. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is currently entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets. During the fiscal year ended March 31, 2021, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.48 of 1% of its average annual net assets during the fiscal year ended March 31, 2021.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2020.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation. Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

51 | Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Fund For Utah currently offer four classes of shares: Class A Class C, Class F and Class Y.

Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently offer five classes of shares: Class A, Class C, Class F, Class I and Class Y.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.

Class F Shares, Class I Shares and Class Y Shares are available only to investors who are investing through a financial intermediary. Not all financial intermediaries make Class F Shares, Class I Shares and Class Y Shares available to their clients.

In which states can I buy shares of a Fund?

Aquila Tax-Free Trust of Arizona

You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.

If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in:

Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Arizona, California, Colorado, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Missouri, Montana, Nebraska, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Oklahoma, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Washington, West Virginia and Wyoming.

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.

If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Maryland, Michigan, Montana, Nebraska, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class F Shares are available in:

Colorado, Alaska, California, Connecticut, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Missouri, Montana, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares are available in:

Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Michigan, Minnesota, Missouri, Montana, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, Wisconsin and Wyoming.

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

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In addition, Class A Shares are available in Arizona and Texas.

In addition, Class C Shares are available in West Virginia.

On the date of this Prospectus, Class F Shares are available in:

Kentucky, Alabama, California, Colorado, Georgia, Hawaii, Indiana, Missouri, Montana, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Utah and Virginia.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona and Tennessee.

Aquila Tax-Free Trust of Oregon

You can purchase shares of Aquila Tax-Free Trust of Oregon if you live in Oregon or in one of the other states listed below.

If you are a resident of a state other than Oregon, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares, Class C Shares and Class Y Shares are available in:

Oregon, Alaska, Alabama, Arkansas, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia, Washington and Wisconsin.

In addition, Class A Shares and Class C Shares are available in Texas.

In addition, Class C Shares are available in Nebraska.

In addition, Class Y Shares are available in Maryland, South Dakota and Texas.

On the date of this Prospectus, Class F Shares are available in all 50 states.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.

If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Rhode Island, Alaska, Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Massachusetts, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona, Maine, Maryland, Michigan, North Dakota, South Dakota and Tennessee.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Rhode Island, Alaska, Alabama, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Utah, Virginia and Wyoming.

In addition, Class Y shares are available in Arizona, Maine, Massachusetts, Maryland, North Dakota and Washington.

Aquila Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.

If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Utah, Alaska, Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, Washington and Wyoming.

In addition, Class A Shares are available in Massachusetts, Michigan, Montana, New Hampshire, Oklahoma and Wisconsin.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares are available in:

Utah, Alaska, Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Montana, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia, Washington and Wyoming.

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A Fund and Aquila Distributors LLC, the Fund’s distributor (the “Distributor”), may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.
•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and a Systematic Withdrawal Plan simultaneously.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•	through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or
•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, F, I and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Complete a New Account Application, which is available on www.aquilafunds.com.

•         Send your check and completed New Account Application to the Funds’ Agent, BNY Mellon at the following address:
 BNY Mellon
 Attn: Aquila Group of Funds
 4400 Computer Drive
 Westborough, MA 01581

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Each Fund is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account
By Wire	By Check
• Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) to advise us that you would like to purchase shares of a Fund by wire transfer. We will provide appropriate instructions at that time. The Agent must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Fund receives your request to purchase shares. If the Agent does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times.

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

•         Send your check and account information to the Funds’  Agent, BNY Mellon at the following address:
 BNY Mellon
 Attn: Aquila Group of Funds
 4400 Computer Drive
 Westborough, MA 01581

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

An investor may also open a Class A or Class C Share account or make additional investments in Class A or Class C Shares through a financial intermediary.

Opening or Adding to a Class F, Class I or Class Y Share Account

An investor may open a Class F, Class I or Class Y Share account or make additional investments in Class F, Class I or Class Y Shares only through a financial intermediary.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through a financial intermediary, you generally may buy and sell shares and complete other transactions only through your financial intermediary account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”). You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your Financial Institution account.
•	Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your banking instructions on file. For more information on how to add banking instructions to your account, please visit www.aquilafunds.com or contact us at 800-437-1000. If your account is held directly with a financial intermediary firm, please consult with your investment professional if you need to make such changes.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

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Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares and Class Y Shares.

Redeeming an Investment

You may redeem some or all of your investment in a Fund by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and
•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

How can I redeem my Shares?

Through Your Financial Intermediary: If your Aquila Group of Funds account is held with a financial intermediary, please contact your investment professional for more information on how to redeem your shares. Please note that your financial intermediary may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The Funds reserve the right to terminate this procedure at any time. Redemption requests for Class F, Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.

If your Aquila Group of Funds account is held directly with the Funds, redemption requests may be made by telephone, mail, or fax as described below.

By Telephone. The Agent will take instructions from the shareholder of record by telephone (please call 800-437-1000 toll-free) to redeem shares and make payments:

a)  to a Financial Institution account you have previously specified; or

b)  by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

In Writing, by FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, Attn: Aquila Group of Funds, 4400 Computer Drive, Westborough, MA 01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)
•	account number
•	dollar amount or number of shares to be redeemed; and
•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund).

To have redemption proceeds sent directly to your Financial Institution account, we must have your banking instructions on file.

You may establish or change your designated Financial Institution account at any time by visiting www.aquilafunds.com or by contacting us at 800-437-1000.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees. If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

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To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds?

Redemption proceeds may be sent by check, wire or transferred through the ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account.	None.
Through a financial intermediary.	Check or wire, to your financial intermediary.	None. However, your financial intermediary may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there a Systematic Withdrawal Plan?

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F, I or Y Shares.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check) for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check has been honored, or (ii) the Agent receives satisfactory assurance that the check will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,” that is by distribution of a Fund’s portfolio securities. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. The Trust may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

57 | Aquila Municipal Trust

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Proper Form

When you buy, exchange or redeem shares, your request must be in proper form. This means you have provided the following information, without which the request may not be processed:

•         Account name(s)

•         Account number

•         Dollar amount or number of shares being bought, exchanged or redeemed

•         In the case of a redemption, payment instructions

•         For redemptions using the Regular Redemption Method, signature(s) of the registered shareholder(s)

•	A Medallion signature guarantee. If sufficient documentation is on file, a Medallion signature guarantee is not required for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Funds. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?

Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 3.00%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees

A distribution fee of 0.075 of 1%[1] (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

1   Current amount approved by the Fund’s Board of Trustees. The distribution plan permits payments of up to 0.15 of 1% of average annual net assets of the Fund.

Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information). A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients. A service fee of 0.25 of 1% will be paid to the Distributor.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges. Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).	Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class I Shares “Financial Intermediary Class” (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)	Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.	None.
Distribution and/or Service Fees	None.	A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan. A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds. In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.	None.
Other Information	N/A	N/A	N/A

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What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, F, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge	Net asset value per share

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. As noted above, shares of each Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;
•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 or more	None	None
For purchases of $250,000 or more see “Sales Charges for Purchases of $250,000 or More.”

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 3.00% or $300 (Column II).	($10,000 x 0.03 = $300)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $300 = $9,700.)	($10,000 - $300 = $9,700)
The sales charge as a percentage of the net amount invested in your account would be 3.09% (Column III).	($300 / $9,700 = 0.0309 or 3.09%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.

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Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii)	Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased. The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 is set forth in the following table:

	CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	0.25%
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to September 1, 2020.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the first year after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased. The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 is set forth in the following table:

	CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	None
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to September 1, 2020.

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For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by a Fund when an account falls below the minimum required account size.
•	Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority. Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups. A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer. At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer. Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees. As of May 1, 2021, the Distributor has entered such an agreement with Merrill Lynch and Morgan Stanley Smith Barney. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge. The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below. Please see the SAI for additional information about sales charge waivers and reductions.

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The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F, I and Y Shares

Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.

The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor’s financial intermediary. Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

Before you request an exchange, consider the investment objectives and policies of the fund for which you are exchanging shares, as described in that fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

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Quarterly Statements and Confirmations

For accounts that are held directly with the Funds, at the end of each calendar quarter we will send you an account statement reflecting year-to-date activity. A transaction confirmation will be sent to you following certain transactions that occur within your account, including purchases, redemptions and account updates such as name and address changes. Confirmations are not sent for system generated transactions (e.g., dividends, automatic investments and systematic withdrawals). Those transactions are detailed within your quarterly statement.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i)	permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii)	permit the Manager to make payment for distribution expenses out of its own funds; and
(iii)	protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and (if applicable) Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

•	0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund (a distribution fee of 0.075 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);
•	0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;
•	0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and
•	0.25 of 1% of the average annual net assets represented by Class I Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each such Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges. These distribution fees are in addition to any other sales charges you may pay.

Whenever Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky or Aquila Tax-Free Trust of Oregon makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, the Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services. This additional compensation is sometimes referred to as “revenue sharing.” For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.” Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor and/or its related companies. The prospect of receiving additional compensation provides financial advisors with an incentive to favor sales of shares of a Fund over other investment options and creates a conflict of interest. To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask your financial advisor. For more information, please see the SAI.

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To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or the Agent or paid by the Agent to a financial intermediary; or

2. the third business day after the day the net asset value of the redeemed shares was determined.

The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application. For information on changing distribution elections on your existing account(s), please visit www.aquilafunds.com or contact us at 800-437-1000. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class F, Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

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Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Aquila Tax-Free Trust of Arizona

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/20
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	98.08%	0.00%	1.92%
Class C Shares	97.85%	0.00%	2.15%
Class Y Shares	98.51%	0.00%	1.49%

Aquila Tax-Free Fund of Colorado

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but such dividends may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/20
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.76%	0.00%	0.24%
Class C Shares	99.72%	0.00%	0.28%
Class Y Shares	99.78%	0.00%	0.22%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

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During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/20
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	98.93%	0.00%	1.07%
Class C Shares	98.82%	0.00%	1.18%
Class I Shares	98.96%	0.00%	1.04%
Class Y Shares	98.96%	0.00%	1.04%

Aquila Tax-Free Trust of Oregon

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, dividends paid from interest income on Oregon Obligations will also generally be exempt from Oregon personal income taxes, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives. Exempt-interest dividends are not exempt from the Oregon state corporation excise tax or the Oregon corporation income tax.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes, including Oregon personal income taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/20
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.66%	0.00%	0.34%
Class C Shares	99.55%	0.00%	0.45%
Class F Shares	99.76%	0.00%	0.24%
Class Y Shares	99.68%	0.00%	0.32%

Aquila Narragansett Tax-Free Income Fund

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/20
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.67%	0.00%	0.33%
Class C Shares	99.56%	0.00%	0.44%
Class F Shares	99.78%	0.00%	0.22%
Class I Shares	99.72%	0.00%	0.28%
Class Y Shares	99.68%	0.00%	0.32%

Aquila Tax-Free Fund For Utah

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

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During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/20
	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.72%	0.00%	0.28%
Class C Shares	99.65%	0.00%	0.35%
Class F Shares	99.87%	0.00%	0.13%
Class Y Shares	99.73%	0.00%	0.27%

All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Arizona Taxes - Aquila Tax-Free Trust of Arizona

Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions. Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the United States government and certain federal agencies, the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax. Administrative practice may not be cited as precedent and may be subject to change at any time.

The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus. Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, exempt State or local bonds).

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Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital. For a shareholder of the Fund that is a corporation, the extent to which such other distributions are subject to Colorado state income tax will depend on the corporation’s other activities within and without Colorado.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. Distributions of bond interest exempt from the Colorado regular income tax imposed on individuals, estates and trusts, should not be includible in the taxpayers’ Colorado alternative minimum taxable income, whether or not such distributions are includible in federal alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.55%, regardless of the character of the gain for federal income tax purposes. Under the TABOR provisions of Colorado's Constitution, the income tax rate may be temporarily reduced if state revenues exceed a statutory cap. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on the use of capital losses imposed by the Code.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Oregon Taxes - Aquila Tax-Free Trust of Oregon

Distributions by the Fund of interest income from Oregon Obligations will generally be exempt from Oregon personal income taxes. Distributions by the Fund of interest income from obligations of the United States and certain federal agencies and instrumentalities, and obligations of certain other government issuers, such as the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, and the United States Territories of Guam, Samoa, and Virgin Islands, that Oregon is prohibited under federal law from taxing under the state’s personal income tax, are generally also exempt from the Oregon personal income tax. Other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from Oregon personal income taxes.

To assist organizations that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in borrowing funds for capital projects, Oregon is authorized to issue “conduit” revenue bonds under the Oregon Facilities Authority (“OFA Bonds”). OFA Bonds are generally used to finance projects in Oregon, but also may be used to finance certain projects located outside of Oregon. Any distributions of interest income by the Fund attributable to OFA Bonds will be exempt from Oregon personal income tax only to the extent that the structures financed with the proceeds of the bonds are deemed under Oregon law to be located within the State of Oregon.

Distributions of interest income by the Fund attributable to Oregon Obligations, or of obligations of any state or political subdivision of a state, are not exempt from the Oregon corporation excise tax or the Oregon corporation income tax, if applicable. Corporations and other entities subject to the Oregon corporation excise tax or Oregon corporation income tax should consult their tax advisers before investing in the Fund.

Oregon recently adopted a unique gross receipts tax, effective on January 1, 2020 (the Oregon Corporate Activity Tax). This tax is not limited to corporations as its name implies. It may apply to non-corporate businesses with revenues attributable to the state. While interest and dividend income are generally exempt from this tax, other distributions from the Fund may not be exempt.

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A recently enacted local income tax (the “Metro Tax”) took effect on January 1, 2021. The Metro Tax is imposed by a regional government agency known as “Metro” that spans three Oregon counties (i.e., Multnomah, Clackamas and Washington counties) in the Portland metropolitan area. Metro imposes a tax on business income to provide for homeless services. In the case of businesses, the Metro Tax is 1% of business income attributable to the Metro area for businesses that have total gross receipts of more than $5 million from sources everywhere. The Metro Tax is also imposed on all of the personal income of individuals residing in the Metro area and the personal income of nonresident individuals with income derived from sources within the Metro area that exceeds $200,000 for married taxpayers filing jointly and $125,000 for taxpayers filing singly. For Metro resident individuals, distributions of interest income from Oregon Obligations and certain federal and territorial government obligations are excluded from the Metro Tax. Distributions of interest income from Oregon Obligations and certain federal and territorial government obligations may also be excluded for nonresident individuals and businesses. However, it appears that other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from the Metro Tax.

Another recently enacted local income tax that took effect on January 1, 2021 is the Multnomah County (the “County”) “Preschool For All” Tax (the “PFA Tax”). The PFA Tax is a personal income tax regime to fund tuition-free preschool for resident children. The current tax rate is 1.5% on the following income exceeding $200,000 for married taxpayers filing jointly and $125,000 for taxpayers filing singly: (i) for nonresidents (i.e., individuals that do not reside within the County), taxable income derived from sources within the County; and (ii) for residents (i.e., individuals that reside within the County), taxable income derived from all sources (within and without the County). That rate is scheduled to increase to 2.3% in 2026. The tax is increased by 1.5% for these taxpayers if their applicable income exceeds $400,000 for married taxpayers filing jointly and $250,000 for taxpayers filing singly. Distributions of interest income from Oregon Obligations and certain federal and territorial government obligations are excluded from the PFA Tax. However, it appears that other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from the PFA Tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Utah statutory authority provides that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

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Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

71 | Aquila Municipal Trust

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

Aquila Tax-Free Trust of Oregon acquired the assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Predecessor Fund”) on June 26, 2020. As a result of the reorganization, Aquila Tax-Free Trust of Oregon is the accounting successor of the Predecessor Fund. For the periods prior to June 26, 2020, the information shown below reflects the financial performance of the Predecessor Fund.

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AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.68	$10.61	$10.47	$10.58	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.25	0.27	0.29	0.30	0.32
Net gain (loss) on securities (both realized and unrealized)	0.14	0.07	0.16	(0.10)	(0.36)
Total from investment operations	0.39	0.34	0.45	0.20	(0.04)
Less distributions:
Dividends from net investment income	(0.25)	(0.27)	(0.29)	(0.29)	(0.32)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.25)	(0.27)	(0.31)	(0.31)	(0.33)
Net asset value, end of period	$10.82	$10.68	$10.61	$10.47	$10.58
Total return (not reflecting sales charge)	3.63%	3.16%	4.37%	1.93%	(0.42)%
Ratios/supplemental data
Net assets, end of period (in millions)	$198	$199	$204	$218	$229
Ratio of expenses to average net assets	0.71%	0.74%	0.73%	0.69%	0.70%
Ratio of net investment income to average net assets	2.30%	2.49%	2.74%	2.77%	2.96%
Portfolio turnover rate	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.67	$10.61	$10.47	$10.58	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.16	0.18	0.20	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	0.13	0.05	0.15	(0.09)	(0.37)
Total from investment operations	0.29	0.23	0.35	0.11	(0.14)
Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.19)	(0.20)	(0.22)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.15)	(0.17)	(0.21)	(0.22)	(0.23)
Net asset value, end of period	$10.81	$10.67	$10.61	$10.47	$10.58
Total return (not reflecting sales charge)	2.76%	2.20%	3.49%	1.06%	(1.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$8	$9	$14	$17
Ratio of expenses to average net assets	1.56%	1.59%	1.58%	1.54%	1.55%
Ratio of net investment income to average net assets	1.45%	1.65%	1.88%	1.92%	2.11%
Portfolio turnover rate	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.69	$10.63	$10.49	$10.60	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.30	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.15	0.06	0.16	(0.09)	(0.37)
Total from investment operations	0.41	0.34	0.46	0.22	(0.03)
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.30)	(0.31)	(0.33)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.26)	(0.28)	(0.32)	(0.33)	(0.34)
Net asset value, end of period	$10.84	$10.69	$10.63	$10.49	$10.60
Total return (not reflecting sales charge)	3.88%	3.21%	4.51%	2.08%	(0.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$75	$53	$40	$41	$42
Ratio of expenses to average net assets	0.56%	0.60%	0.59%	0.55%	0.55%
Ratio of net investment income to average net assets	2.44%	2.62%	2.88%	2.92%	3.11%
Portfolio turnover rate	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.56	$10.46	$10.31	$10.51	$10.83
Income from investment operations:
Net investment income(1)	0.18	0.22	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.08	0.10	0.15	(0.20)	(0.33)
Total from investment operations	0.26	0.32	0.39	0.06	(0.05)
Less distributions:
Dividends from net investment income	(0.18)	(0.22)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.18)	(0.22)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$10.64	$10.56	$10.46	$10.31	$10.51
Total return (not reflecting sales charge)	2.48%	3.03%	3.86%	0.55%	(0.44)%
Ratios/supplemental data
Net assets, end of period (in millions)	$179	$186	$188	$196	$208
Ratio of expenses to average net assets	0.69%	0.71%	0.70%	0.68%	0.68%
Ratio of net investment income to average net assets	1.69%	2.04%	2.35%	2.47%	2.57%
Portfolio turnover rate	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	0.71%	0.73%	0.72%	0.70%	0.70%
Ratio of net investment income to average net assets	1.67%	2.02%	2.33%	2.45%	2.55%

(1)   Per share amounts have been calculated using the daily average shares method.

76 | Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.54	$10.44	$10.29	$10.49	$10.80
Income from investment operations:
Net investment income(1)	0.08	0.12	0.14	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	0.08	0.10	0.15	(0.20)	(0.31)
Total from investment operations	0.16	0.22	0.29	(0.04)	(0.14)
Less distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.14)	(0.16)	(0.17)
Distributions from capital gains	––	––	—	––	––
Total distributions	(0.08)	(0.12)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$10.62	$10.54	$10.44	$10.29	$10.49
Total return (not reflecting CDSC)	1.51%	2.06%	2.88%	(0.41)%	(1.29)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$8	$9	$15	$21
Ratio of expenses to average net assets	1.64%	1.66%	1.65%	1.63%	1.62%
Ratio of net investment income to average net assets	0.75%	1.09%	1.40%	1.52%	1.62%
Portfolio turnover rate	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	1.66%	1.68%	1.67%	1.65%	1.64%
Ratio of net investment income to average net assets	0.73%	1.07%	1.38%	1.50%	1.60%

(1)   Per share amounts have been calculated using the daily average shares method.

77 | Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.58	$10.49	$10.34	$10.54	$10.86
Income from investment operations:
Net investment income(1)	0.19	0.22	0.25	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	0.08	0.09	0.15	(0.20)	(0.32)
Total from investment operations	0.27	0.31	0.40	0.07	(0.04)
Less distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.25)	(0.27)	(0.28)
Distributions from capital gains	––	––	—	––	––
Total distributions	(0.19)	(0.22)	(0.25)	(0.27)	(0.28)
Net asset value, end of period	$10.66	$10.58	$10.49	$10.34	$10.54
Total return	2.53%	2.98%	3.90%	0.61%	(0.38)%
Ratios/supplemental data
Net assets, end of period (in millions)	$96	$72	$70	$76	$83
Ratio of expenses to average net assets	0.64%	0.66%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	1.74%	2.09%	2.40%	2.52%	2.62%
Portfolio turnover rate	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	0.66%	0.68%	0.67%	0.65%	0.65%
Ratio of net investment income to average net assets	1.72%	2.07%	2.38%	2.50%	2.60%

(1)   Per share amounts have been calculated using the daily average shares method.

78 | Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.79	$10.64	$10.48	$10.55	$10.88
Income from investment operations:
Net investment income(1)	0.23	0.24	0.25	0.26	0.29
Net gain (loss) on securities (both realized and unrealized)	0.14	0.15	0.18	(0.06)	(0.33)
Total from investment operations	0.37	0.39	0.43	0.20	(0.04)
Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.25)	(0.26)	(0.29)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.23)	(0.24)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.93	$10.79	$10.64	$10.48	$10.55
Total return (not reflecting sales charge)	3.48%	3.72%	4.10%	1.89%	(0.40)%
Ratios/supplemental data
Net assets, end of period (in millions)	$135	$142	$144	$160	$185
Ratio of expenses to average net assets	0.77%	0.80%	0.79%	0.75%	0.73%
Ratio of net investment income to average net assets	2.14%	2.26%	2.36%	2.48%	2.69%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

79 | Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.78	$10.64	$10.47	$10.54	$10.87
Income from investment operations:
Net investment income(1)	0.14	0.15	0.16	0.17	0.20
Net gain (loss) on securities (both realized and unrealized)	0.15	0.14	0.19	(0.06)	(0.33)
Total from investment operations	0.29	0.29	0.35	0.11	(0.13)
Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.16)	(0.17)	(0.20)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.14)	(0.15)	(0.18)	(0.18)	(0.20)
Net asset value, end of period	$10.93	$10.78	$10.64	$10.47	$10.54
Total return (not reflecting CDSC)	2.70%	2.75%	3.32%	1.03%	(1.24)%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$6	$7	$9	$9
Ratio of expenses to average net assets	1.62%	1.65%	1.64%	1.60%	1.58%
Ratio of net investment income to average net assets	1.29%	1.41%	1.50%	1.63%	1.84%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

80 | Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.78	$10.64	$10.47	$10.54	$10.87
Income from investment operations:
Net investment income(1)	0.22	0.23	0.23	0.25	0.27
Net gain on securities (both realized and unrealized)	0.14	0.14	0.19	(0.07)	(0.33)
Total from investment operations	0.36	0.37	0.42	0.18	(0.06)
Less distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.23)	(0.24)	(0.27)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.22)	(0.23)	(0.25)	(0.25)	(0.27)
Net asset value, end of period	$10.92	$10.78	$10.64	$10.47	$10.54
Total return	3.33%	3.48%	4.04%	1.74%	(0.55)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$7	$8
Ratio of expenses to average net assets	0.92%	0.93%	0.94%	0.90%	0.87%
Ratio of net investment income to average net assets	1.99%	2.12%	2.20%	2.33%	2.54%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

81 | Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.79	$10.65	$10.48	$10.55	$10.88
Income from investment operations:
Net investment income(1)	0.25	0.26	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.14	0.14	0.19	(0.06)	(0.34)
Total from investment operations	0.39	0.40	0.45	0.22	(0.03)
Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.26)	(0.28)	(0.30)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.25)	(0.26)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.93	$10.79	$10.65	$10.48	$10.55
Total return	3.64%	3.78%	4.35%	2.04%	(0.25)%
Ratios/supplemental data
Net assets, end of period (in millions)	$40	$27	$30	$43	$51
Ratio of expenses to average net assets	0.62%	0.65%	0.64%	0.60%	0.58%
Ratio of net investment income to average net assets	2.28%	2.41%	2.50%	2.63%	2.84%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

82 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.13	$10.98	$10.81	$10.99	$11.33
Income (loss) from investment operations:
Net investment income(1)	0.18	0.21	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.12	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.30	0.36	0.41	0.08	(0.07)
Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$11.25	$11.13	$10.98	$10.81	$10.99
Total return (not reflecting sales charge)	2.68%	3.30%	3.90%	0.68%	(0.66)%
Ratios/supplemental data
Net assets, end of period (in millions)	$379	$375	$368	$390	$414
Ratio of expenses to average net assets	0.71%	0.71%	0.70%	0.71%	0.73%
Ratio of net investment income to average net assets	1.57%	1.90%	2.27%	2.35%	2.48%
Portfolio turnover rate	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	0.72%	0.72%	0.70%	0.72%	0.74%
Ratio of net investment income to average net assets	1.56%	1.89%	2.26%	2.34%	2.47%

(1)   Per share amounts have been calculated using the daily average shares method.

83 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$10.97	$10.80	$10.98	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.08	0.12	0.15	0.16	0.18
Net gain (loss) on securities (both realized and unrealized)	0.11	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.19	0.27	0.32	(0.02)	(0.17)
Less distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.15)	(0.16)	(0.17)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.08)	(0.12)	(0.15)	(0.16)	(0.17)
Net asset value, end of period	$11.23	$11.12	$10.97	$10.80	$10.98
Total return (not reflecting CDSC)	1.72%	2.43%	3.02%	(0.18)%	(1.50)%
Ratios/supplemental data
Net assets, end of period (in millions)	$13	$16	$20	$28	$38
Ratio of expenses to average net assets	1.56%	1.56%	1.54%	1.56%	1.59%
Ratio of net investment income to average net assets	0.73%	1.05%	1.42%	1.49%	1.63%
Portfolio turnover rate	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	1.57%	1.57%	1.55%	1.57%	1.59%
Ratio of net investment income to average net assets	0.72%	1.04%	1.42%	1.49%	1.62%

(1)   Per share amounts have been calculated using the daily average shares method.

84 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.11	0.16	0.24
Total from investment operations	0.31	0.39	0.32
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—
Total distributions	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$11.22	$11.11	$10.95
Total return	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$2	$1
Ratio of expenses to average net assets	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	0.54%	0.54%	0.55%(3)
Ratio of investment income to average net assets	1.72%	2.04%	2.35%(3)

*      Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

85 | Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$10.97	$10.80	$10.98	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.19	0.23	0.26	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	0.13	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.32	0.38	0.43	0.09	(0.06)
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Net asset value, end of period	$11.24	$11.12	$10.97	$10.80	$10.98
Total return	2.83%	3.46%	4.05%	0.83%	(0.51)%
Ratios/supplemental data
Net assets, end of period (in millions)	$281	$235	$213	$209	$186
Ratio of expenses to average net assets	0.56%	0.56%	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	1.71%	2.04%	2.42%	2.50%	2.63%
Portfolio turnover rate	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	0.57%	0.57%	0.55%	0.57%	0.59%
Ratio of net investment income to average net assets	1.71%	2.03%	2.41%	2.49%	2.62%

(1)   Per share amounts have been calculated using the daily average shares method.

86 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.26	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.34	0.42	0.43	0.23	(0.03)
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Net asset value, end of period	$11.02	$10.91	$10.74	$10.57	$10.61
Total return (not reflecting sales charge)	3.09%	3.89%	4.18%	2.18%	(0.30)%
Ratios/supplemental data
Net assets, end of period (in millions)	$125	$120	$115	$116	$127
Ratio of expenses to average net assets	0.78%	0.79%	0.79%	0.76%	0.77%
Ratio of net investment income to average net assets	2.04%	2.25%	2.51%	2.53%	2.58%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.86%	0.87%	0.86%	0.84%	0.85%
Ratio of net investment income to average net assets	1.96%	2.17%	2.43%	2.45%	2.50%

(1)   Per share amounts have been calculated using the daily average shares method.

87 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.13	0.15	0.17	0.18	0.19
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.24	0.32	0.34	0.14	(0.12)
Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.17)	(0.18)	(0.19)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.13)	(0.15)	(0.17)	(0.18)	(0.19)
Net asset value, end of period	$11.02	$10.91	$10.74	$10.57	$10.61
Total return (not reflecting sales charge)	2.21%	3.01%	3.30%	1.31%	(1.14)%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$5	$7	$9	$12
Ratio of expenses to average net assets	1.64%	1.65%	1.63%	1.61%	1.61%
Ratio of net investment income to average net assets	1.20%	1.41%	1.66%	1.68%	1.72%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.71%	1.73%	1.71%	1.69%	1.69%
Ratio of net investment income to average net assets	1.13%	1.33%	1.58%	1.60%	1.64%

(1)   Per share amounts have been calculated using the daily average shares method.

88 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income (1)	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.24
Total from investment operations	0.35	0.43	0.33
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—
Total distributions	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$11.00	$10.89	$10.72
Total return	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.68%	0.69%	0.71%(3)
Ratio of investment income to average net assets	2.13%	2.33%	2.50%(3)

*      Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

89 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.56	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.26	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	0.12	0.17	0.18	(0.05)	(0.31)
Total from investment operations	0.33	0.40	0.44	0.21	(0.05)
Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.26)	(0.26)	(0.26)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.21)	(0.23)	(0.26)	(0.26)	(0.26)
Net asset value, end of period	$11.03	$10.91	$10.74	$10.56	$10.61
Total return	3.03%	3.74%	4.24%	1.95%	(0.45)%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.2	$0.2	$0.1	$0.1
Ratio of expenses to average net assets	0.93%	0.94%	0.83%	0.89%	0.90%
Ratio of net investment income to average net assets	1.89%	2.10%	2.47%	2.41%	2.43%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.00%	1.02%	0.91%	0.97%	0.98%
Ratio of net investment income to average net assets	1.81%	2.02%	2.39%	2.33%	2.35%

(1)   Per share amounts have been calculated using the daily average shares method.

90 | Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.29	0.30
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.35	0.43	0.45	0.25	(0.01)
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.28)	(0.29)	(0.30)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.24)	(0.26)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$11.02	$10.91	$10.74	$10.57	$10.61
Total return	3.24%	4.05%	4.34%	2.34%	(0.15)%
Ratios/supplemental data
Net assets, end of period (in millions)	$126	$117	$105	$106	$104
Ratio of expenses to average net assets	0.63%	0.64%	0.64%	0.61%	0.62%
Ratio of net investment income to average net assets	2.19%	2.40%	2.66%	2.69%	2.73%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.71%	0.72%	0.72%	0.69%	0.70%
Ratio of net investment income to average net assets	2.11%	2.32%	2.58%	2.61%	2.65%

(1)   Per share amounts have been calculated using the daily average shares method.

91 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.50	$10.36	$10.18	$10.26	$10.56
Income (loss) from investment operations:
Net investment income(1)	0.21	0.24	0.26	0.27	0.27
Net gain (loss) on securities (both realized and unrealized)	0.10	0.14	0.18	(0.08)	(0.30)
Total from investment operations	0.31	0.38	0.44	0.19	(0.03)
Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.26)	(0.27)	(0.26)
Distributions from capital gains	––	—	—	—	(0.01)
Total distributions	(0.21)	(0.24)	(0.26)	(0.27)	(0.27)
Net asset value, end of period	$10.60	$10.50	$10.36	$10.18	$10.26
Total return (not reflecting sales charge)	2.93%	3.72%	4.36%	1.84%	(0.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$252	$229	$204	$213	$211
Ratio of expenses to average net assets	0.85%	0.88%	0.86%	0.84%	0.84%
Ratio of net investment income to average net assets	1.94%	2.31%	2.52%	2.61%	2.54%
Portfolio turnover rate	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	0.87%	0.90%	0.89%	0.87%	0.86%
Ratio of net investment income to average net assets	1.92%	2.29%	2.49%	2.58%	2.52%

(1)   Per share amounts have been calculated using the daily average shares method.

92 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.49	$10.35	$10.17	$10.25	$10.55
Income (loss) from investment operations:
Net investment income(1)	0.12	0.16	0.17	0.19	0.18
Net gain (loss) on securities (both realized and unrealized)	0.11	0.14	0.19	(0.08)	(0.29)
Total from investment operations	0.23	0.30	0.36	0.11	(0.11)
Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.18)	(0.19)	(0.18)
Distributions from capital gains	––	—	—	—	(0.01)
Total distributions	(0.12)	(0.16)	(0.18)	(0.19)	(0.19)
Net asset value, end of period	$10.60	$10.49	$10.35	$10.17	$10.25
Total return (not reflecting CDSC)	2.21%	2.90%	3.53%	1.03%	(1.06)%
Ratios/supplemental data
Net assets, end of period (in millions)	$27	$31	$37	$58	$73
Ratio of expenses to average net assets	1.65%	1.68%	1.65%	1.64%	1.64%
Ratio of net investment income to average net assets	1.14%	1.52%	1.72%	1.81%	1.74%
Portfolio turnover rate	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	1.67%	1.70%	1.68%	1.66%	1.66%
Ratio of net investment income to average net assets	1.12%	1.50%	1.69%	1.78%	1.72%

(1)   Per share amounts have been calculated using the daily average shares method.

93 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.11	0.16	0.27
Total from investment operations	0.34	0.42	0.36
Less distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—
Total distributions	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$10.65	$10.54	$10.39
Total return (not reflecting sales charge)	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	0.63%	0.67%	0.68%(3)
Ratio of investment income to average net assets	2.12%	2.49%	2.68%(3)

*      Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

94 | Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.52	$10.39	$10.22	$10.29	$10.59
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26	0.28	0.29	0.29
Net gain (loss) on securities (both realized and unrealized)	0.11	0.14	0.17	(0.07)	(0.29)
Total from investment operations	0.34	0.40	0.45	0.22	—
Less distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.28)	(0.29)	(0.29)
Distributions from capital gains	––	—	—	—	(0.01)
Total distributions	(0.23)	(0.27)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.63	$10.52	$10.39	$10.22	$10.29
Total return (not reflecting sales charge)	3.23%	3.82%	4.46%	2.15%	(0.05)%
Ratios/supplemental data
Net assets, end of period (in millions)	$195	$154	$136	$129	$125
Ratio of expenses to average net assets	0.65%	0.68%	0.66%	0.64%	0.64%
Ratio of net investment income to average net assets	2.14%	2.51%	2.72%	2.81%	2.75%
Portfolio turnover rate	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were:

Ratio of expenses to average net assets	0.67%	0.70%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	2.11%	2.49%	2.69%	2.78%	2.73%

(1)   Per share amounts have been calculated using the daily average shares method.

95 | Aquila Municipal Trust

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within Aquila Group of Funds)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
•	Eligible shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account

96 | Aquila Municipal Trust

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

97 | Aquila Municipal Trust

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”)

Sales Waivers and Reductions in Sales Charges

Effective on or after February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Aquila Group of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints
•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Aquila Group of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

98 | Aquila Municipal Trust

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

*******************************************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

99 | Aquila Municipal Trust

•	Shares purchased using the proceeds of redemptions from an Aquila Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aquila Group of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aquila Group of Funds through Baird, over a 13-month period of time

100 | Aquila Municipal Trust

 Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

 Manager

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

 Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

 Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, CPA, Secretary

 Distributor

Aquila Distributors LLC

120 West 45th Street, Suite 3600

New York, New York 10036

 Transfer and Shareholder Servicing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

 Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

 Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

 Counsel

Morgan, Lewis & Bockius LLP

One Federal Street • Boston, Massachusetts 02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Funds’ website at www.aquilafunds.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

This Prospectus should be read and retained for future reference

AQL-AMTPRO-0721

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Tax-Free Trust of Oregon
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of
AQUILA MUNICIPAL TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020
	Class A	Class C	Class F	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKYX
Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORFFX	˗	ORTYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTAYX

STATEMENT OF ADDITIONAL INFORMATION
July 26, 2021

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated July 26, 2021. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds’ Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements
The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2021, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 15, 2021 (Accession No. 0000784056-21-000009), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2021, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 15, 2021 (Accession No. 0000784056-21-000009), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2021, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 15, 2021 (Accession No. 0000784056-21-000009), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Trust of Oregon (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2021, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 15, 2021 (Accession No. 0000784056-21-000009), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2021, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 15, 2021 (Accession No. 0000784056-21-000009), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2021, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 15, 2021 (Accession No. 0000784056-21-000009), are hereby incorporated herein by reference into this SAI.
These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1000 toll-free.

Fund History
Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.
Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund	Date of Reorganization
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado	October 11, 2013
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky	October 11, 2013
Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust	Aquila Tax-Free Trust of Oregon	June 26, 2020
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund	October 11, 2013
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah	October 11, 2013

Investment Objective, Investment Strategies and Risks
The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of the Funds’ investment strategies in their Prospectus.
Aquila Tax-Free Trust of Arizona:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund of Colorado:
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Trust of Oregon:
Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Narragansett Tax-Free Income Fund
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular

Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund For Utah
Investment Objective
The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Supplemental Information Regarding Principal Investment Strategies (All Funds)
The following provides additional information about the Funds’ principal investment strategies and risks and the securities in which the Funds may invest.
Percentage Limitations
Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Ratings
The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.
Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.
See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.

Additional Information About State Economies
Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.
Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.
Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.
Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.
Oregon - Aquila Tax-Free Trust of Oregon intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Oregon is set forth in Appendix E to this SAI.
Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix F to this SAI.
Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix G to this SAI.
There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.
Municipal Bonds
The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.
As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.
Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.
Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.
Zero Coupon Securities
Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Code, each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Futures Contracts and Options
Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.
Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.
The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.
Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.
The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.
Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Funds may use.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so.  The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Sub-Adviser, The Bank of New York Mellon, the Funds’ Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds’ Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah only: The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

Aquila Tax-Free Trust of Oregon only:  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Tax-Free Trust of Oregon only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals

(12)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(13)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreement as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a

Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of Thomas A. Christopher, James A. Gardner  and Glenn P. O’Flaherty, each of whom is “independent” and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2021.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2021.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.
The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr., Patricia L. Moss  and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee held one meeting during the fiscal year ended March 31, 2021.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.Operational or other failures, including cybersecurity failures, at any one or more of the Funds’ service providers could have a material adverse effect on the Funds and their shareholders.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
10
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004..	6	None

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.

			8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)  2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None
James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon; Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015
Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

 (1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes an Aquila-sponsored fund that is dormant and has no public shareholders.

(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Clarfeld Financial Advisors, LLC, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor  1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2019; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Craig T. DiRuzzo Greenwood Village, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal
Trust since 2013; Lead Portfolio
Manager of Aquila Churchill Tax-Free
Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of
Arizona (since 2017) and Aquila Tax-
Free Fund For Utah (since 2017)

Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020
Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021
Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Anthony A. Tanner Phoenix, AZ (1960)
Vice President of Aquila Municipal
Trust, Lead Portfolio Manager of
Aquila Tax-Free Trust of Arizona,
and Portfolio Manager of Aquila
Churchill Tax-Free Fund of Kentucky
and Aquila Tax-Free Fund For Utah
since 2018

Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila Municipal
Trust and Lead Portfolio Manager of
Aquila Tax-Free Fund For Utah since
2009; Portfolio Manager, Aquila Tax-
Free Trust of Arizona and Aquila
Churchill Tax-Free Fund of Kentucky
since 2017

Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021
Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax‐Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019
Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.
Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 39 years of experience in the financial services industry, 34 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 16 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 36 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 28 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 19 years.

James A. Gardner:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 34 years; knowledgeable about economic and public affairs as the president of an investment and real estate firm and former university and law school president as detailed above.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 14 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 15 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/20)
Following is information regarding the holdings of each Trustee in the Funds:

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Tax-Free Trust of Oregon(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	C	E
Thomas A. Christopher	C	C	E	C	C	C	E
Gary C. Cornia	C	D	C	D	C	E	E
Grady Gammage, Jr.	E	C	C	C	C	C	E
James A. Gardner	A	A	A	E	A	A	E
Patricia L. Moss	B	B	B	E	B	B	E
Glenn P. O’Flaherty	C	C	C	C	C	C	E
Laureen L. White	B	B	B	B	B	B	C

 (1)             A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.
Trustee Compensation
The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser.
For the fiscal year ended March 31, 2021, Aquila Tax-Free Trust of Arizona  paid a total of $56,756 in compensation to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $58,134 in compensation to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $39,449 in compensation to the Trustees, Aquila Tax-Free Trust of Oregon paid a total of $129,548 in compensation to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $52,549 in compensation to the Trustees and Aquila Tax-Free Fund For Utah paid a total of $90,777 in compensation to the Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2021 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2021	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2021	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2021	Aquila Tax-Free Trust of Oregon - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2021	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2021	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2021	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2021	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2021(1)
Ernest Calderón	$ 6,969.23	$ 7,133.60	$ 4,881.73	$ 10,975.57	$ 6,467.00	$ 11,072.87	$ 47,500.00	6
Thomas A. Christopher	$ 11,237.53	$ 11,506.20	$ 7,815.85	$ 17,813.74	$ 10,414.57	$ 17,962.12	$ 78,000.00	6
Gary C. Cornia	$ 6,613.79	$ 6,778.63	$ 4,525.91	$ 18,373.97	$ 6,110.31	$ 10,718.48	$ 87,700.00	8
Grady Gammage, Jr.	$ 6,907.48	$ 7,078.92	$ 4,728.56	$ 11,114.11	$ 6,383.23	$ 11,190.94	$ 82,000.00	8
James A. Gardner	$ 4,459.69	$ 4,580.13	$ 3,029.38	$ 21,017.24	$ 4,093.58	$ 7,269.98	$ 44,450.00	6
Patricia L. Moss)	$ 4,396.81	$ 4,516.97	$ 2,966.88	$ 18,371.11	$ 4,030.63	$ 7,209.27	$ 77,700.00	8
Glenn P. O’Flaherty	$ 9,286.51	$ 9,489.37	$ 6,702.71	$ 14,136.22	$ 8,665.56	$ 14,364.81	$ 176,500.00	9
Laureen L. White	$ 6,885.90	$ 7,050.27	$ 4,798.40	$ 10,892.21	$ 6,383.69	$ 10,989.53	$ 47,000.00	5

 (1)    Includes an Aquila-sponsored fund that is dormant and has no public shareholders

Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

Aquila Tax-Free Trust of Arizona
Institutional 5% shareholders
On July 1, 2021, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	2,197,490 71,865 754,493	11.97% 11.38% 10.40%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	1,318,037	18.18%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	1,400,833	7.63%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	83,908	13.28%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,108,816 355,507 862,001	22.38% 56.29% 11.89%
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	514,514	7.10%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	417,342	5.76%
Additional 5% Shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares as of such date.

Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona’s outstanding shares.
Aquila Tax-Free Fund of Colorado
Institutional 5% shareholders
On July 1, 2021, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A	1,843,057	11.07%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A	2,008,446	12.06%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	1,544,209 2,013,765	9.27% 22.28%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,484,534 139,732 694,450	8.92% 24.92% 7.68%
Wells Fargo Clearing Services LLC FBO Customers, 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,330,529 206,364 1,579,381	20.00% 36.80% 17.47%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	1,016,126	11.24%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class Y	933,314	10.33%
Raymond James & Associates, Inc. FBO Rodney Lee Page & Russell Scott Page TTEE Joan F Schmideler Liv Trust c/o Rodney Page, 700 E Elizabeth St Fort Collins, CO	Class C	36,800	6.56%

Additional 5% Shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado’s outstanding shares.
Aquila Churchill Tax-Free Fund of Kentucky
Institutional 5% shareholders
On July 1, 2021, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class I Class Y	3,856,122 160,125 611,395 999,312	31.03% 33.90% 98.68% 26.40%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C	2,204,577 59,233	17.74% 12.54%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class C	42,593	9.02%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,069,661 46,656	8.61% 9.88%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C Class Y	42,748 257,499	9.05% 6.80%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class Y	1,316,545	34.78%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares.
Aquila Tax-Free Trust of Oregon
Institutional 5% shareholders

On July 1, 2021, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Oregon’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	7,243,752 174,023 1,742,171	21.56% 15.53% 6.92%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	4,100,808	16.29%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	3,151,811 135,665 2,777,579	9.38% 12.11% 11.03%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	2,486,071	7.40%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class C	143,871	12.84%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	8,301,073 144,206 354,994	24.71% 12.87% 99.95%

Record Holder	Share Class	Number of Shares	Percent of Class
UBS WM USA FBO Customers of UBSFI 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	117,984	10.53%
Band & Co. c/o US Bank NA 1555 N. Rivercenter Drive Milwaukee, MI	Class Y	5,296,406	21.04%
Additional 5% shareholders
The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Oregon’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Oregon’s outstanding shares.

Aquila Narragansett Tax-Free Income Fund
Institutional 5% shareholders
On July 1, 2021, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class C	44,181	16.96%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I	4,515	14.91%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	1,540,143 73,882 928,678	13.51% 28.36% 7.78%

Record Holder	Share Class	Number of Shares	Percent of Class

Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	3,184,433 52,155 231,443	27.94% 20.02% 97.93%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	782,522	6.87%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class I Class Y	20,747 1,355,523	68.49% 11.36%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class I	4,582	15.13%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class Y	3,088,184	25.88%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund’s outstanding shares.
Aquila Tax-Free Fund For Utah
Institutional 5% shareholders
On July 1, 2021, the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	1,188,337 164,835	5.06% 6.90%

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class C Class Y	2,435,848 134,250 1,721,139	10.37% 5.62% 8.92%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class Y	2,514,163 1,704,293	10.71% 8.83%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	4,854,343 183,502 550,124	20.68% 7.68% 97.27%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	408,869	17.11%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,819,669 883,763 3,530,405	20.53% 36.97% 18.29%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	149,201	6.24%
Raymond James & Associates, Inc. FBO Ryan Price 5624 W. 3400 S Wellsville, UT	Class Y	1,320,155	6.84%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah’s outstanding shares.
Investment Advisory and Other Services
Information About the Manager, the Sub-Advisors and the Distributor
Management Fees
During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:

Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2021:
$1,087,718
Fiscal Year Ended March 31, 2020:
$1,049,675
Fiscal Year Ended March 31, 2019:
$1,030,190
Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2021:
$1,393,867 (1)
(1) $55,755 was waived

Fiscal Year Ended March 31, 2020:
$1,343,631(1)
(1) $53,745 was waived

Fiscal Year Ended March 31, 2019:

$1,358,169(1)
(1)  $54,327 was waived
Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2021:
$722,623
Fiscal Year Ended March 31, 2020:
$741,281
Fiscal Year Ended March 31, 2019:
$802,051

Aquila Tax-Free Trust of Oregon

Fiscal Year Ended March 31, 2021:
$2,655,851(1)
(1) $52,793 was waived

Fiscal Year Ended March 31, 2020:
$2,491,139 (1)
(1)  $44,557 was waived
Fiscal Year Ended March 31, 2019:
$2,401,413 (1)
(1)  $40,071 was waived
Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2021:
$1,243,754(1)
(1) $188,823 was waived

Fiscal Year Ended March 31, 2020:
$1,188,488(1)
(1)  $190,159 was waived
Fiscal Year Ended March 31, 2019:
$1,125,289(1)
(1)  $178,937 was waived
Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2021:
$2,266,360(1)
(1) $101,309 was waived

Fiscal Year Ended March 31, 2020:
$2,006,668(1)
(1)  $81,946 was waived
Fiscal Year Ended March 31, 2019:
$1,917,564(1)
(1)  $102,942 was waived
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii)           determine what securities shall be purchased or sold by the Fund;
(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and
(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.
Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:
(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;
(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

In addition, the Advisory and Administration Agreement for each of Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.
Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.
Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila

Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends.
Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Tax-Free Trust of Oregon, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.
Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the

Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Trust of Oregon:  For its services with respect to Aquila Tax-Free Trust of Oregon, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2022.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Tax-Free Trust of Oregon
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000 through September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund
Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, and 0.69% for Class Y Shares.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Prior to October 1, 2018, the Manager agreed to waive fees and/or reimbursed Fund expenses so that total Fund expenses would not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares and 0.64% for Class Y Shares.
Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2022.
Sub-Advisory Agreement - Aquila Tax-Free Trust of Oregon

The services of Davidson Fixed Income Management Inc. doing business in Oregon as Kirkpatrick Pettis Capital Management the Sub-Adviser for Aquila Tax-Free Trust of Oregon, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

Unless terminated as therein provided, the Sub-Advisory Agreement shall continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees. The Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

The following is a summary of the other material terms of the Sub-Advisory Agreement:

In the agreement, the Manager appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund.  The Sub-Adviser is to act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

The Sub-Adviser agrees, subject to the other provisions of the agreement and to the direction and control of the Manager and the Board of Trustees of the Fund, to:

(i)	supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Fund;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv)
at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least monthly using another such source satisfactory to the Fund; and

(v)	consult with the Manager in connection with its duties under the agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the ”Act”) and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Fund as amended from time to time, any policies and determinations of the Board of Trustees of the Fund, and the fundamental policies of the Fund.

The Sub-Advisory Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager’s consent.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by the Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the “Federal Securities Laws”), and to maintain written policies and procedures that are reasonably designed to prevent violation by the Fund of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Fund. There are related provisions concerning cooperation with the Fund’s Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.  But nothing in the Sub-Advisory Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Sub-Advisory Agreement. It also pays all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Fund up to $400,000,000; 0.16 of 1% of the Fund’s net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Fund's net assets above $1,000,000,000.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.12 of 1% of net assets above $1,000,000,000.  Prior to September 30, 2022, the Sub-Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
The services of Clarfeld Financial Advisors, LLC, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the

Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Sub-Advisory Fees
Aquila Tax-Free Fund of Colorado
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2021	$501,792	$55,755
2020	$519,519	$53,745
2019	$543,268	$54,327

Aquila Tax-Free Trust of Oregon

During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2021	$1,062,341	$52,793
2020	$1,078,604	$44,557
2019	$1,080,636	$40,071

Aquila Narragansett Tax-Free Income Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:
Year	Fee	Waivers
2021	$572,127	$136,813
2020	$546,704	$119,080
2019	$517,633	$101,276

Information about the Manager and the Sub-Adviser

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2021, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.28 billion, of which approximately $2.84 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.
Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Aquila Tax-Free Fund of Colorado since 1992 and Aquila Tax-Free Trust of Oregon since 2011 . The Sub-Adviser has approximately $1.1 billion in assets under management. It has local offices at 1550 Market Street, Denver, Colorado 80202 and 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Clarfeld Financial Advisors, LLC, 520 White Plains Road, Tarrytown, NY 10591, is a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). The Sub-Adviser has approximately $5.3 billion in assets under management and $4.3 billion in assets under advisement as of March 31, 2021.  CFG is a commercial bank holding company with total assets of $187.0 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,000 branches and nearly 17,400 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.  Effective July 26, 2021, the Sub-Advisory Agreement for Aquila Narragansett Tax-Free Income Fund was transferred to Clarfeld Financial Advisors, LLC from Citizens Investment Advisors, a department of Citizens Bank, N.A.  This did not result in a change of actual control or management of the Fund’s sub-adviser.
Additional Information About the Portfolio Managers
Aquila Tax-Free Trust of Arizona:  The portfolio management team consists of Mr. Tony Tanner, Mr. James Thompson and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan. The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Tanner owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Durham and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $178 million as of March 31, 2021, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.
Aquila Churchill Tax-Free Fund of Kentucky:   The portfolio management team consists of Mr. Royden Durham, Mr. Tony Tanner, and Mr. James Thompson, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders. Mr. Durham owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Tanner and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Tax-Free Trust of Oregon: The portfolio management team consists of Mr. Christopher B. Johns and Mr. Timothy Iltz, who are responsible for the day-to-day management of the Fund.

Mr. Johns also manages Aquila Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $178 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

Mr. Iltz manages no other investment companies and no other pooled investment vehicles. He manages 13 other accounts with assets totaling approximately $27 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Johns owns shares of the Fund in the range of $10,001 - $50,000.  Mr. Iltz owns shares of the Fund in the range of $1-$10,000.

Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.
Mr. Hanna also manages approximately 95 other relationships, with aggregate assets of $787,967,914 as of June 30, 2021. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.
The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.
There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a wholly-owned subsidiary.  As of May 31, 2021, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.
In addition, as of May 31, 2021, Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank’s Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.
Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $10,001 - $50,000.
Aquila Tax-Free Fund For Utah:  The portfolio management team consists of Mr. James Thompson, Mr. Royden Durham and Mr. Tony Tanner, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund’s investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager’s employees, they are eligible to participate in the Manager’s 401(k) Plan and are participants in the Manager’s Employee Stock Ownership Plan.  The Manager’s overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund’s shareholders.  Mr. Thompson owns securities of the Fund in the range of $100,001 - $500,000.  Mr. Durham and Mr. Tanner each own securities of the Fund in the range of $1 - $10,000.
Underwriting Commissions
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:
Aquila Tax-Free Trust of Arizona

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2021	$51,349	$15,483
Fiscal Year Ended March 31, 2020	$73,913	$19,733
Fiscal Year Ended March 31, 2019	$66,116	$13,526

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2021	$44,629	$12,591
Fiscal Year Ended March 31, 2020	$70,733	$15,135
Fiscal Year Ended March 31, 2019	$37,820	$14,685

Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2021	$46,566	$6,980
Fiscal Year Ended March 31, 2020	$97,466	$8,265
Fiscal Year Ended March 31, 2019	$42,972	$4,088

Aquila Tax-Free Trust of Oregon

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2021	$120,752	$29,599
Fiscal Year Ended March 31, 2020	$246,254	$45,738
Fiscal Year Ended March 31, 2019	$169,185	$45,493

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2021	$103,121	$18,697
Fiscal Year Ended March 31, 2020	$104,760	$10,766
Fiscal Year Ended March 31, 2019	$107,887	$10,531

Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2021	$175,565	$29,876
Fiscal Year Ended March 31, 2020	$207,185	$17,366
Fiscal Year Ended March 31, 2019	$120,343	$13,272

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon:

Effective September 1, 2020:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $50,000	3.00%	2.50%
$50,000 to $99,999	2.50%	2.00%
$100,000 to $249,999	2.00%	1.50%

Prior to September 1, 2020:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

            Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Effective September 1, 2020:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $50,000	3.00%	2.50%
$50,000 to $99,999	2.50%	2.00%
$100,000 to $249,999	2.00%	1.50%

Prior to September 1, 2020:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares), and to certain defensive provisions (Part IV).
For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares(Part I)
Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has currently authorized a distribution fee of 0.075 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Defensive Provisions (Part IV)
Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those

Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.
Payments Under the Plan
During its fiscal year ended March 31, 2021, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2021.
During its fiscal year ended March 31, 2021, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2021.
During its fiscal year ended March 31, 2021, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2021, payments were made by Aquila Tax-Free Trust of Oregon under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Oregon under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2021.
During its fiscal year ended March 31, 2021, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.
During its fiscal year ended March 31, 2021, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2021.
Payments to Qualified Recipients
During the fiscal year ended March 31, 2021, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$292,893	$33,379	$259,514
Part II	$57,047	$18,601	$38,446

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$99,874	$6,491	$93,383
Part II	$58,354	$18,444	$39,910

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$205,299	$9,966	$195,333
Part II	$42,447	$15,319	$27,128
Part III	$6,736	$0	$6,736

Aquila Tax-Free Trust of Oregon

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$572,694	$24,064	$548,630
Part II	$110,850	$35,884	$74,966

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$183,009	$11,976	$171,033
Part II	$32,225	$12,211	$20,014
Part III	$273	$0	$273

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$489,492	$18,996	$470,496
Part II	$222,012	$72,881	$149,131

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended March 31, 2021, $19,016 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $19,452 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $14,149 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $36,950 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Oregon; $10,742 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $74,004 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended March 31, 2021, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to $16,839.  During the fiscal year ended March 31, 2021, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $682.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon or Aquila Tax-Free Fund For Utah were outstanding during such Funds’ fiscal year ended March 31, 2021.
General Provisions
While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund’s assets.
Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 performs an annual audit of the Fund’s financial statements.
Brokerage Allocation and Other Practices
During the fiscal years ended March 31, 2021, 2020 and 2019, all of the Funds’ portfolio transactions were principal transactions and no brokerage commissions were paid.
The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.
The Sub-Adviser to Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its fiscal years ended March 31, 2021, 2020 and 2019.

Capital Stock

The Funds currently offer the following classes of shares.
* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 3.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.075 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.
* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less.

There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
*Financial Intermediary Class Shares (“Class I Shares”) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.
*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Funds’ Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Funds present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.
The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of a Fund, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.
Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  Each Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, if a Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify a Fund as a regulated investment company under the Code.Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
The Declaration of Trust specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.
The Declaration of Trust provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.
The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.
The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $250,000 or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.
Broker/Dealer Compensation - Class A Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Narragansett Tax-Free Income Fund only:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 is set forth in the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75 of 1%	0.50 of 1%
$2.5 million and up to $4,999,999	0.50 of 1%	0.25 of 1%
$5 million and more	0.25 of 1%	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 months depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased between July 25, 2019 and August 31, 2020 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the one-year period after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 is set forth in the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$250,000 and up to $2,499,999	0.75 of 1%	0.50 of 1%
$2.5 million and up to $4,999,999	0.50 of 1%	None
$5 million and more	0.25 of 1%	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the one-year holding period will end on the first business day of the 18th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 18 months depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased between July 25, 2019 and August 31, 2020 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Year After Purchase
$250,000 and up to $2.5 million	0.50 of 1%
Over $2.5 million	0.25 of 1%

All Funds:

The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Broker/Dealer Compensation-CDSC Class A Shares
The Distributor pays any dealer executing a purchase of CDSC Class A Shares on or after September 1, 2020 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2,499,999	0.75 of 1%
$2.5 million and up to $4,999,999	0.50 of 1%
$5 million and more	0.25 of 1%

The Distributor paid any dealer that executed a purchase of CDSC Class A Shares between July 25, 2019 and August 31, 2020 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2.5 million	0.50 of 1%

Over $2.5 million	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares
Rights of Accumulation
 “Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.
Letters of Intent
“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	broker dealers, their officers and employees and other investment professionals;
*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that
(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.
Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.
At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2021, include 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Fidelity / National

Financial Services LLC, Hilltop Securities Inc., Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC< Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc. and Wells Fargo Advisors LLC.
The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
Systematic Withdrawal Plan (Class A Shares Only)
You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares (if the Fund offers Class I Shares) or Class Y Shares.
Under a Systematic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Systematic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Systematic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.
Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.
An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
“Transfer on Death” Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.
You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.
Computation of Net Asset Value

The net asset value of the shares of each Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.
In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services and liquidity classification vendor) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;

4.	The Bank of New York Mellon (custodian, fund accountant and liquidity classification vendor) on a daily basis with no lag;
5.	The Distributor on a daily basis with no lag;
6.	Investor Tools (portfolio analytics service) on a daily basis with no lag;
7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end; and
8.	Investment Company Institute following each fiscal quarter-end.
Each Fund also currently provides holdings information to Morningstar, Fact Set and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Aquila Tax-Free Trust of Arizona: At March 31, 2021, the Fund had short-term capital loss carryforwards and long-term capital loss carryforwards as follows:

Carryforward	Character
$9,046	Short-term
$402,953	Long-term

Aquila Tax-Free Fund of Colorado:  At March 31, 2021, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,758,365	Short-term
$167,388	Long-term

Aquila Churchill Tax-Free Fund of Kentucky: At March 31, 2021, the Fund had no capital loss carryforwards.

Aquila Tax-Free Trust of Oregon: At March 31, 2021, Aquila Tax-Free Trust of Oregon had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$728,448	Short-term
$1,201,298	Long-term

Aquila Narragansett Tax-Free Income Fund: At March 31, 2021, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$791,682	Short-term
$196,955	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2021, the Fund had short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,401,767	Short-term
$756,153	Long-term

Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).
Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of a Fund’s shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Funds will be increased by such amount.
Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.
Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.
Sales of Shares
Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding
A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.
Notices
Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Non-U.S. Shareholders
Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Underwriters
The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2021 were as follows:

Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$15,483	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$12,591	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$6,980	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Trust of Oregon:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$29,599	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$18,697	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$29,876	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Proxy Voting Policies
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:
Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.
It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.
Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.
Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.
Generally, the factor(s) considered in voting proxies may include:
Does the proposed action help or hurt long-term shareholder value?
Does the proposed action help or hurt mutual fund governance practices?
Is the proposed action otherwise in the best interest of Fund shareholders?
Other relevant factors.
If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters
In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
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1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2 Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3 For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
4 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the

MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation; and (3) protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.
Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona (“Arizona” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

The outbreak of a novel strain of coronavirus that can result in a severe respiratory disease, referred to as COVID-19, was first detected in China in 2019. COVID-19 has since spread across the world. In March 2020, the outbreak of COVID-19 was declared a pandemic (the “COVID-19 Pandemic”) by the World Health Organization, as well as a U.S. national emergency and a statewide emergency in the State. The responses of governments, business, and individuals to the COVID-19 Pandemic have caused widespread and significant changes in economic activity. Certain sectors of the global, national, and local economies have experienced negative effects due to reduced consumer spending and affected unemployment, as well as government mandated and voluntary responses to mitigate the COVID-19 Pandemic, including school and business closures, event cancellations, and reduced travel. Unemployment in the United States and in the State has increased as a result of the COVID-19 Pandemic. There can be no assurances as to the materiality, severity, or duration of the negative economic conditions caused by the COVID-19 Pandemic.

In March of 2021, the United States federal government passed the second version of its Coronavirus Aid, Relief, and Economic Securities (CARES) Act, the Coronavirus Response and Relief Supplemental Appropriations Act of 2021 in response to the unfolding COVID-19 situation.  The CARES Act, as supplemented in 2021, is a $1.9 trillion federal package passed in March of 2021 which includes direct payments to State individuals, state government, local governments, and schools. Increased availability of vaccines combined with decreased positivity rates and relaxation of restrictions highlight an improving revenue outlook for the State.

Economic and Demographic Information

General

Located in the country’s sunbelt, Arizona continues to be one of the fastest growing areas in the United States. Based on 2010 census figures, Arizona ranked 16th in U.S. population. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Geographically, Arizona is the nation’s sixth largest state in terms of area (113,909 square miles). It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona - rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1 percent is owned by the federal government, 27.6 percent is held as Federal Trust Land (Indian), 17.6 percent is privately owned and 12.7 percent is held by the State.

Arizona is divided into 15 counties. Two of these counties, Maricopa County, Arizona (“Maricopa County”) and Pima County, Arizona (“Pima County”), are more urban in nature and account for over 75 percent of total population and over 84 percent of total wage and salary employment in Arizona, based on 2018 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, Arizona, the State’s second most populous city.

Economic Condition and Outlook

Summary of Outlook

The Arizona Office of Economic Opportunity projects that employment in Arizona will increase from 2,853,646 jobs to 3,178,686 jobs from the 2nd Quarter of 2020 through the 2nd Quarter of 2022.  This represents growth of 325,040 jobs or 5.5% annualized growth.  Over the previous two years (2nd Quarter of 2018 to 2nd Quarter of 2020), employment declined by 155,360 jobs (-2.6% annual change), from 3,009,006 jobs to 2,853,646 jobs. Nearly all of the job declines recorded from the 2nd Quarter of 2018 to the 2nd Quarter of 2020 were lost in the 2nd Quarter of 2020, because of the economic impacts of the COVID-19 Pandemic. For comparison, U.S. employment declined by 5.4% annually from the 2nd Quarter of 2018 to 2nd Quarter of 2020.

Job gains are projected for ten of the eleven Arizona supersectors with Leisure and Hospitality (12.8% annualized growth) and Trade Transportation and Utilities (7.8% annualized growth) projected to record the fastest job growth rates. Trade Transportation and Utilities (86,473 jobs) and Leisure and Hospitality (69,901 jobs) are projected to record the largest job gains. Government is projected to lose jobs over the forecast period, declining by -0.5% annually. The completion of temporary employment within the Federal Government sector is primarily responsible for the majority of losses recorded in the Government sector.

Supersectors projected to record the lowest rates of growth include Government (-0.5% annualized growth) and Natural Resources and Mining (0.9% annualized growth). Government (-1,649 jobs) is projected to record a job loss, while Natural Resources and Mining (861 jobs) and Information (4,139 jobs) are projected to record the fewest job gains over the two-year period.

Eight of 11 Arizona supersectors recorded annual employment declines in Q2 2020. A majority of the Q2 2020 employment losses occurred because of the COVID-19 pandemic. OEO projects that the supersectors most negatively impacted by the COVID-19 pandemic will be among the fastest growing supersectors over the two-year forecast period.

•
Leisure and Hospitality employment declined by 28.4% from Q2 2019 to Q2 2020 because of the COVID-19 pandemic. Leisure and Hospitality employment is projected to grow by 69,901 jobs (12.8% annually) from 255,734 in Q2 2020 to 325,636 in Q2 2022.

•
Health Care and Social Assistance employment is projected to increase by 6.1% over the forecasted period. Job growth will be driven, in part, by continued demand for health care services as a large share of the Arizona population reaches Medicare eligibility.

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Construction employment is projected to grow by 9,844 jobs (2.8%) annually from 174,655 in Q2 2020 to 184,499 in Q2 2022. Job growth will be driven by strong demand for residential housing2, though a tightening in commercial lending standards3 may limit commercial construction opportunities in the short term.

•
Transportation and Warehousing within the Trade, Transportation and Utilities supersector is projected to grow by 36,079 jobs (14.9% annually) from 112,658 in Q2 2020 to 148,737 in Q2 2022. Job growth in Warehousing and Storage is projected to increase because of the continued shift in consumer preferences to purchase goods from online retailers4. Job growth will also be driven by the increase in consumer spending on goods instead of services. This shift occurred after the COVID-19 pandemic started and is projected to continue through the short term.

•
Information is projected to increase by 4,139 jobs (4.5% annually) from 45,008 jobs in Q2 2020 to 49,147 jobs in Q2 2022. Within the Information supersector, Motion Picture and Sound Recording (2,302 jobs) and Data Processing, Hosting and Related Services (1,187 jobs) are projected to record the largest job gains.

Each of the fifteen Arizona counties is projected to gain jobs over the two-year projected period. Maricopa County (5.9% annualized growth) and Coconino County (5.6% annualized growth) are projected to record the largest job growth rates. Maricopa County (248,322 jobs) and Pima County (40,033 jobs) are projected to record the largest job gains. Maricopa County is projected to account for 76.4% of the jobs gained in the state over the two-year projected period, while Pima County is projected to account for 12.3%.

Arizona’s response to the pandemic and its accompanying global recession has been more sectoral than total. Where other states imposed broad, persistent, and sometimes arbitrary restrictions, Arizona’s approach was more measured and targeted. As a result, Arizona’s employment market and gross state product were hit less hard and rebounded more quickly, due to continued growth and expansion in sectors that were able to operate safely. That growth offsets what are likely to be linger-ing and persistent losses in less fortunate areas.

Employment

Before the large swings induced by the pandemic and its accompanying commercial restrictions, Arizona employment growth in 2018 and 2019 was near 3% per annum. The diversity of the state’s economy, coupled with the robust pace of growth in the real estate sector, should allow employment growth to resume.

The State’s Blue Chip forecasting panel predicts employment losses in 2020 to be 2% to 3%, followed by a robust recovery of 3% to 5% gains in 2021, as idled sectors of the economy continue their recovery and sectors that were able to continue operating during the pandemic continue to grow.

Arizona is well positioned to continue positive trends that were in place prior to the pandemic. Trade relations with Mexico have improved significantly in recent years, and many western states (aside from California) have witnessed significant growth as workers and businesses have migrated away from high-tax, high-regulation jurisdictions and toward places with lower costs of doing business. Arizona’s economy offers considerable poten-tial, and the economic development community remains active in responding to relocation inquiries.

Arizona’s manufacturing sector has fared remarkably well both prior to and through the 2020 recession. In Arizona, year-over-year growth in manufacturing employment was growing at about 5% per annum coming into 2020, thanks in large part to recent state and federal regulatory and tax relief. Further, while all states lost manufacturing jobs in 2020, Arizona’s losses appear to be about half the rate observed in other states, and the state continues to attract the interest of potential new manufacturers, which bodes well for resurgent growth in 2021 and beyond.

In 2019, the state’s 12,000 new construction jobs ranked Arizona among the top five states in construction job growth. Even as broader employment in Arizona and nationally saw negative growth during 2020, the construction industry in Arizona held its own.

Bright prospects are in place going forward, as the construc-tion sector will be buoyed by surging demand for residential housing, continued industrial expansion, and a robust market for home improvement projects. For context, according to Arizona Business magazine, the state’s homeownership rate surged by nearly 8% in 2020 – the fastest such growth rate in the country and the largest annual increase ever recorded. It is difficult to explain a one-month increase of this magnitude given the lack of historical context, but a single month’s data is unlikely by itself to portend the type of “bubble” risk seen, for example, in 2008.

Personal Income

Historically, personal income growth has been a reliable indi-cator of economic growth in the state, and Arizona has regularly been among the nation’s leaders in this measure.

However, 2020 was an unusual year, and historical patterns have seldom held. Large federal transfer payments in the second quarter of 2020 led to personal income surging during that period by nearly 7% nationally and by 8% in Arizona, despite simultaneously soaring unemployment and the pandemic-induced recession. As one-time stimulus measures began to roll off thereafter, measured personal income growth disappeared. Neither trend is particularly informative of underlying economic activity and should be ignored.

Absent policy factors, it is likely that personal income growth would have been notably stable, if somewhat slowed, and in the 3% to 4% range last year. Personal income growth is expected to continue, and perhaps accelerate, from this trend over the three-year budget period.

Which outcome materializes depends in large part on behav-ioral responses to State tax increases locally and the sustainability of economic growth coming out of the recession.

In-migration

Coming into 2020, Arizona consistently ranked among the top destinations for net domestic in-migration, based on assess-ments of IRS data. While this trend has been present for decades, the recent pace of migration into Arizona relative to other states has surged. The state captured about 10% of total U.S. migration in 2018 and more than 15% in 2019, despite having only about 2% of the nation’s population. The level of migration reached a contemporary peak at nearly 100,000 people as well.

While direct data on migration between states in 2020 is not yet available, it is assumed based on proxy measures that move-ment slowed during the pandemic and the recession, even as some states, including Arizona, may have been buoyed some-what by the state’s appeal relative to more restrictive jurisdic-tions.

The quality and skill levels of the workers Arizona attracts and retains will continue to be dictated by the needs of Arizona employers. As advanced manufacturing and professional busi-ness service, research, and healthcare needs grow, so, too, will the need for workers with requisite skills. The continued growth in the state’s manufacturing and technology sectors is expected to drive additional migration from their tradi-tional hubs – such as the Pacific coast – in the form of young professionals, instead of traditionally older retirees.

Prop. 208 may potentially have a negative impact on the state’s growth prospects. Prior to its passage, taxpayers making over $500,000 per year made up nearly 30% of Arizona’s Individual Income Tax revenues. Prop. 208 jeopardizes current and prospective revenues to the General Fund from these taxpayers and small businesses, along with the jobs they create.

Risks

A potential risk to Arizona comes from a scenario in which the nation falls back into recession due to the continued spread of the coronavirus.

While Arizona and many other states have adopted postures that simultaneously protect public health and protect the jobs and incomes that make up a state’s economy, there is no guar-antee that such a posture will be adopted in all states or at the national level, and Arizona is necessarily subject to national winds.

A second possible risk comes from shifts in tax and regulatory policy. The combined potential for federal policy changes and Prop. 208’s tax hikes on small businesses and other high-income earners could reduce Arizona’s economic competitiveness and harm economic growth.

Passage of the 2017 Tax Cuts & Jobs Act and efforts to cut red tape at the federal level over the past several years have fueled substantial growth in Arizona, particularly in the mining and manufacturing sectors. However, if the incoming federal administration makes good on some of its promises to roll back those initiatives, some of that growth could be slowed or even reversed, which could impact State revenue growth going forward.

Unfortunately, that prospect was simultaneously paired with the passage of the Prop. 208 income tax surcharge on taxpayers, including small businesses, making more than $250,000 per year. The immediate effect of the tax increase is to move Arizona from having the nation’s sixth-lowest top marginal individual income tax rate to the ninth-highest, linking it with such high-tax states as New York, California, Minnesota, and New Jersey.

According to data available from the IRS, an outsized portion of income above $250,000 per year comes from business activity and return on investments. Taxpayers that have that type of income are both highly mobile and critical to a state’s growth prospects. It is likely that at least some investment and business activity that would have occurred in Arizona before passage of Prop. 208 will not occur or will occur elsewhere.

Revenue Outlook

General Fund revenue growth in FY 2020 continued to outperform expectations, despite the onset of the pandemic and its associated recession late in the fiscal year.

In contrast to June 2020 Joint Legislative Budget Committee projections that the General Fund would finish FY 2020 with a $640 million cash shortfall, the State ultimately recorded revenue growth of about 3% (after accounting for the delayed receipt of Income Tax payments due to payment deferral) and a cash balance of $375 million.

Collections in FY 2020 were buoyed by implementation of the 2019 tax omnibus, the most significant tax reform of the last 30 years. Arizona’s income tax code was made simpler, flatter and more fair. The legislation also created a remote sellers tax, subjecting out-of-state sellers to the same sales taxes paid by in-state brick-and-mortar retailers..

Overall, General Fund revenue collections are on track to achieve or exceed the current Executive forecast. As of October 2020, collections are up almost 20% year-over-year and remain significantly above forecast, even after accounting for the delayed payments received in July.

The State’s Transaction Privilege Tax – the largest component of General Fund revenue and a key bellwether of state economic and fiscal health – has held up well during the pandemic, due in large part to the remote sellers tax, which has allowed the State to keep up with rapidly changing consumer behavior. Fiscal year-to-date growth of more than 11% through November 2020 and more than 13% ahead of the enacted FY 2021 budget forecast further support revenue projections.

This growth is also likely to increase in the coming years following the passage of Proposition 207, which legalizes the sale of recreational marijuana and imposes a 16% excise tax that will fund various State programs. In addition to the excise tax, sales of recreational marijuana products will also be subject a Transaction Privilege Tax at rate 5.6% to 11.2%, which is projected to increase General Fund revenues by $2.3 million in FY 2021, followed by larger increases in the following years.

The flow of individual income and corporate income taxes in the first five months of FY 2021 displayed 29% and 16% growth, respectively, over flows observed in those two revenue streams in FY 2020. That pace puts revenue flows for each component ahead of the enacted FY 2021 budget forecasts for the year by 14% and 35%, respectively.

To align with the federal income tax, Arizona acted to extend the filing date for individual income taxes from April to July for tax year 2020, leading to a roughly $600 million transfer from what would have been revenues received in FY 2020 to FY 2021. Excluding these deferred income tax payments received in FY 2021 yields an estimated (5.9)% YOY growth rate for this cate-gory. However, the Executive Budget still contemplates an impressive 8% increase over FY 2021 budgeted values.

Because of the volatility induced by (a) the pandemic and the associated recession, (b) the one-time federal transfer payments (some of which are taxable), and (c) the state income tax deferral to align with the federal income tax deadline in July 2020, the Executive Budget’s projections for the Individual Income Tax assume that collections in FY 2021 will be significantly inflated as compared to collections in FY 2020. Conversely, apparent growth will slow in FY 2022 before resuming in the out-years.

Arizona Office of Economic Opportunity Employment Report – April 2021

The Arizona seasonally-adjusted unemployment rate decreased to 6.7% in March 2021 from 6.9% in February 2021. The U.S. seasonally-adjusted unemployment rate decreased to 6.0% in March 2021 from 6.2% in February 2021. Over the month, Arizona’s seasonally-adjusted labor force increased by 6,749 individuals or 0.2%. Over the year, the labor force decreased by 321 individuals.

Over the Month - Arizona nonfarm employment increased by 16,100 jobs or 0.6% in March. Historically (2011-2020), nonfarm employment has averaged a gain of 7,600 jobs in March. The government sector recorded a gain of 1,000 jobs in March. The private sector recorded a gain of 15,100 jobs in March. Historically (2011-2020), private sector employment has averaged a gain of 8,300 jobs in March. Private sector employment gains were reported in the following sectors: Leisure and Hospitality (6,900 jobs); Construction (3,200 jobs); and Education and Health Services (2,400 jobs). Private sector employment losses were reported in the following sectors: Information (-800 jobs); and Financial Activities (-700 jobs).

Over the Year - Arizona nonfarm employment decreased by 86,000 jobs or 2.9% in March. A majority of the losses were recorded in private sector employment (-64,900 jobs), while government recorded losses of 21,100 jobs in March. Gain was reported in: Trade, Transportation and Utilities (19,100 jobs). Losses were reported in: Leisure and Hospitality (-46,700 jobs); Professional and Business Services (-14,400 jobs); Education and Health Services (-8,200 jobs); Information (-4,700 jobs); Other Services (-3,700 jobs); Financial Activities (-3,200 jobs); Manufacturing (-2,100 jobs); Construction (-800 jobs); and Natural Resources and Mining (-200 jobs).

Arizona Joint Legislative Budget Committee Staff Report – April 2021

Economic Indicators – National

The U.S. Bureau of Economic Analysis' third and final estimate of 4th quarter U.S. Real Gross Domestic Product (GDP) growth is 4.3%, revised up from their second estimate (or preliminary) estimate of 4.1%.

The Conference Board's Consumer Confidence Index increased 19.3 points to 109.7 in March, which is the highest it has been since last March. This strong growth is driven by large improvements in survey respondents' views of the present situation and expectations for the next six months. Greater economic optimism may portend rising levels of consumer spending in the coming months.

The Conference Board's U.S. Leading Economic Index (LEI) rose 0.2% in February, making is the 10th consecutive month of LEI growth. While some of the indicators that make up the index saw a decline (building permits, weekly hours worked), these declines were more than offset by improvements in financial indicators such as credit and the stock market. Manufacturing also increased. The LEI increased 3.8% during the six-month period ending in February.

The U.S. Bureau of Labor Statistics Consumer Price Index (CPI) rose by 0.6% in March, the largest increase since August 2012. After seasonal adjustment, prices are 2.6% higher than in March 2020. Nearly half of the change is accounted for by the 9.1% gain in the gasoline index. Overall, energy prices rose by 5.0% this month, for a total of 13.2% this year. The indices for both food at home and food away from home were up by 0.1% this month. Core inflation (all items less food and energy) was 0.3% this month, and core CPI is 1.6% higher than in March 2020.

Economic Indicators – Arizona

Single-family housing permitting activity is continuing to grow. In February, Arizona's 12-month total of single-family building permits was 42,950. This is up 2.4% from the prior month, and 24.5% above February 2020. February was the 9th consecutive month with double-digit year-over-year growth. For the nation as a whole, single-family housing permitting activity was down by (3.3)% in February. According to the Arizona Regional Multiple Listing Service (ARMLS), the average number of days of homes on the market in the Phoenix Metro area was 37 days in March, 20 days fewer than in March 2020 and 6 days fewer than in February 2021.

In February, Arizona's 12-month total of 14,980 multi¬family building permits was (3.9)% less than for the same 12-month period in 2020. February marked the first decrease in multi-family building permits since September 2019.

Tourism and Restaurants

Tourism indicators are trending upwards but several still fall below levels from the prior year. For example, in February, Revenue per available room was $62.66, an increase of 34.1% from the previous month but (47.0)% below February 2020.

Hotel occupancy was 55.5% in February, which is higher than the 48.3% occupancy reported in January, but still (20.2)% below February 2020.

Phoenix Sky Harbor Airport Ridership during February was 6.4% above January, but (52.6)% below February 2020.

According to OpenTable data, daily restaurant reservations were 6.4% above 2019 reservations on Saturday, April 10. Previously, this data was reported as a year-over-year change (i.e., comparing reservations in 2021 to reservations for the same period in 2020). However, beginning in March, OpenTable began reporting the change in 2021 reservations compared to 2019 reservations. This change ensures that comparisons are made to the pre-pandemic dining levels.

Employment

According to the latest employment report released by the Office of Economic Opportunity (OEO), the state gained 16,100 nonfarm jobs in March compared to the prior month. Historically, nonfarm employment has averaged a gain of 7,600 jobs in March (2011-2020). The private sector recorded a gain of 15,100 jobs over the month. Historically, the private sector has averaged a gain of 8,300 jobs in March.

Compared to the same month in the prior year, the state lost (86,000) jobs. Only one of the 11 major employment sectors had a year-over-year job gain in March. The gains were recorded in the Trade, Transportation & Utilities sector. In contrast, the Leisure and Hospitality sector recorded the largest losses, with (46,700) jobs lost compared to the same month in the prior year. These losses are in most part due to the effects of the pandemic. Since the start of the pandemic, the Leisure and Hospitality Sector has consistently seen the largest losses, year over year.

The state’s seasonally adjusted unemployment rate decreased to 6.7% in March from 6.9% in February. The U.S. seasonally adjusted unemployment rate decreased from 6.2% in February to 6.0% in March.

OEO reported that a total of 6,202 initial claims for unemployment insurance were filed in Arizona in the week ending on April 10th (This figure excludes the claims under the Pandemic Unemployment Assistance (PUA) program). For the same week in the prior year, 98,531 initial claims were filed. Initial Claims peaked at 132,428 on April 4, 2020 as a result of the Covid-19 Pandemic and began to decrease throughout the year. However, April 10th had the largest number of initial claims reported since February 13th of this year. The average number of initial claims in calendar year 2019 was 3,912.

According to OEO, for the week ending on April 3rd, there were a total of 49,853 continued claims for unemployment insurance in Arizona. A year ago this time, the continued claims were 120,592. The number of continued claims peaked in August 1, 2020 at 232,497 claims. The average number of weekly continued claims in calendar year 2019 was 22,613.

For the week ending on April 10th, the federal Department of Labor (DOL) reported that 1,377 initial PUA claims were filed in Arizona. For the week ending on February 20th, DOL reported that 91,979 continued PUA claims were filed in the state. Both of these figures are advance estimates subject to change. (See October's Monthly Fiscal Highlights for more information on Pandemic Unemployment Assistance)

State Personal Income

The U.S. Bureau of Economic Analysis released its personal income estimates for the 4th quarter of 2020 as well as for the entire year. Personal income in Arizona declined at an annual rate of (6.9)% in the 4th quarter. This decrease can be attributed to the large drop in government transfers, most of which were related to reductions in CARES Act programs like the $600 increase in weekly unemployment benefits.

For the calendar year of 2020, personal income in Arizona grew 8.4%, more than any other state in the nation. The main cause of this strong growth was the large increase in government transfer payments, which increased by 32.4% in 2020. This spike in transfers is due to government relief programs such as the CARES Act. Net earnings also contributed to personal income growth for the year by increasing 3.5%.

State Agency Data

As of April 1, 2021, the total AHCCCS caseload was 2.14 million members. Total monthly enrollment increased 0.7% in April over March and increased 14.9% compared to a year ago. Parent and child enrollment in the Traditional population increased by 0.3% in April, or 8.7% higher than a year ago.

Enrollment in Other Acute Care populations, including Prop 204 Childless Adults, Other Prop 204, Adult Expansion, and KidsCare, was 936,780 in April – an increase of 1.1% over March and 25.2% above last year. For April 2021, Long-Term Care EPD and DD population growth increased by 0.1%. At 64,830, this population is (3.2)% lower than a year ago.

There were 13,989 TANF Cash Assistance recipients in the state in February, representing a 1.8% monthly caseload increase from January. The year-over-year number of TANF Cash Assistance recipients has increased by 12.2%. The statutory lifetime limit on cash assistance is 24 months.

The Supplemental Nutrition Assistance Program (SNAP), formerly known as Food Stamps, provides assistance to low-income households to purchase food. In February, 1,005,155 people received food stamp assistance in the state, representing a 7.8% increase above January caseloads. Compared to February 2020, the level of food stamp participation has increased by 25.4%.

The Arizona Department of Correction's inmate population was 36,704 as of March 31, 2021. This was a decrease of (0.7)% since February 28, 2021 and a (12.6)% decrease since March 2020.

Based on information the Department of Child Safety provided for January 2021, reports of child maltreatment totaled 45,243 over the last 12 months, a decrease of (2.4)% over the prior year. There were 14,979 children in out-of-home care as of February 2021, or 6% more than in February 2020. Compared to the prior month, the number of out-of-home children increased by 3.1%.

FY 2022 Baseline Summary Prepared by the Arizona Joint Legislative Budget Committee (JLBC) Staff

Overview

The FY 2022 Baseline provides an estimate of the state’s General Fund balances. The revenue projections reflect 2 different economic forecasts while the spending estimates represent active funding formula requirements and other obligations. The Baseline does not represent a budget proposal, but an estimate of available resources after statutory requirements.

The JLBC Baseline parameters are as follows:

•	Projected FY 2022 revenues range from $13.9 billion and $14.3 billion:
-
The lower end of the range represents the 4-sector estimate, including 2 University of Arizona econometric models, the Finance Advisory Committee panelists, and the JLBC Staff. The higher end of the range reflects just the JLBC Staff sector.

-
The primary difference in the 2 forecasts revolves around FY 2021. After adjusting for the income tax deferral at the beginning of FY 2021, year-to-date revenue growth is 8.6%. To achieve the 4-sector forecast, revenues would have to decline (3.6)% for the remainder of this year. Revenues would grow by 1.3% under the JLBC Staff forecast.

-	Given the year-to-date growth, the 4-sector forecast appears to be unrealistically low.

•	FY 2022 General Fund Baseline spending is projected to be $12.3 billion, an increase of $602 million, or 5.1%, above FY 2021. This increase consists of:
-	A $729 million increase in ongoing spending.
-	A $(127) million decrease in one-time spending.

•
Compared to the original FY 2021 budget, the revised FY 2021 Baseline spending level would decline by $(298) million for federal Medicaid match rate savings and a $(301) million reduction due to lower K-12 enrollment.

•
The FY 2022 cash balance is projected to be between $1.6 billion and $2.0 billion. This amount is in addition to nearly $1 billion available in the Budget Stabilization Fund (BSF) by the end of FY 2022.

•
Under the Baseline projections, the Legislature would have the ability to dedicate $300 million to $400 million of the balance to ongoing initiatives without creating a shortfall through the 3-year planning period.

•	The remaining $1.3 billion to $1.6 billion of the Baseline balance would be available for one-time purposes.

These estimates likely overstate the level of available resources in the FY 2022 budget. Some of the one-time spending in the FY 2021 budget has been labeled as such in the last 4 budgets. School facility building renewal grants ($91 million) and the state employee health insurance subsidy ($22 million) fall into this category.

FY 2021

The FY 2021 budget is currently projected to have a $1.5 billion to $1.8 billion balance. Relative to the JLBC Staff forecast, this is an increase of $1.1 billion from the enacted March budget. The net $1.1 billion increase has 4 primary components:

•
Higher revenue of $600 million, almost entirely due to the deferral of income tax filing deadline from April 15 to July 15, 2020. After adjusting for this factor, the current FY 2021 revenue forecast is comparable to the enacted March budget.

•	The carryover balance from FY 2020 to FY 2021 is $(190) million less than anticipated in the enacted March budget.

•	FY 2021 K-12 spending is projected to be $(300) million less than the appropriation due to lower school enrollment.

•	FY 2021 Medicaid spending is forecast to be $(300) million less than budgeted due to a temporary higher federal match rate.

FY 2022 Baseline Revenues

Total FY 2022 revenue collections would be $13.9 billion to $14.3 billion. Beyond overall forecast assumptions outlined above, other adjustments are:

•	The state set-aside for urban revenue sharing formula distributions would decrease from $828 million to $756 million, thereby increasing state revenue by $72 million.

•	Repayment of a deposit for groundwater infrastructure required in the FY 2020 budget increases one-time revenues by $20 million.

•	Legislation enacted prior to the 2021 Regular Session is estimated to reduce ongoing revenue by $(40) million.

Conformity with federal 2020 tax legislation would cost over $500 million. The Baseline does not assume conformity as the JLBC Staff standard practice is to have the Legislature confirm with any new federal tax provisions before incorporating those changes into the Baseline.

FY 2022 Baseline Spending

Based on statutory funding formulas and other obligations, FY 2022 Baseline spending is projected to increase by 5.1% to $12.3 billion, or $602 million more than FY 2021 expenditures. The major adjustments are:

•
Arizona Department of Education (ADE) formula spending would have a net increase of $239 million due to 0.6% growth in student enrollment and a 1.2% inflation factor. The spending increase also includes the last step in returning to full funding of Additional

Assistance as required by past budget plans. These growth factors would be partially offset by savings associated with higher K-12 property tax collections. These estimates do not account for changes in student enrollment associated with the COVID-19 pandemic.

•
AHCCCS formula spending would grow by $223 million, reflecting flat caseload growth for most populations, a 3.0% capitation rate increase. The increase does not presume that COVID-related enhanced federal match continues into FY 2022.

•
The Department of Economic Security (DES) budget would increase by $89 million, entirely for Developmental Disabilities Medicaid growth, reflecting 5.0% enrollment growth and a 3.0% capitation rate increase.

•	Arizona Department of Corrections (ADC) spending is unchanged from FY 2020.

•	University spending would increase by $495,600 for adjustments to capital appropriations. Universities would also receive $21 million in one-time monies for the cost of a 27th pay period in FY 2022.

•	Community College spending would increase by $1.8 million for formula growth.

•
School Facilities Board funding would be reduced by $(74) million, reflecting the elimination of $(91) million of one-time building renewal monies offset by a $17 million increase in new school construction costs. The Baseline includes a total of $76 million for new construction, including $12 million for the second and final year of FY 2021 authorizations and $64 million for the first year of 5 new FY 2022 authorizations.

•	Department of Public Safety spending would increase by $161 million to backfill the lost revenues from the current-law repeal of the Highway Safety Fee effective June 2021.

•
Agency budgets would be reduced by $(65) million statewide to eliminate a one-time $22 million state employer health insurance increase and a $43 million increase for the non-University costs of a 27th pay period in FY 2021.

The $12.3 billion spending level would support a Full-Time Equivalent (FTE) Position ceiling of 53,620.4 state employees from both General Fund and Other Appropriated Funds.

Long-Term General Fund Estimates

A.R.S. § 35-125 requires the annual General Appropriation Act to include 3-year revenue and expenditure projections. To assist in this effort, the JLBC Staff has developed General Fund Baseline estimates through FY 2024, as shown on page S-5. Based on the assumptions described below and depending on the forecast used, the Baseline ending balance is estimated to be $232 million to $323 million in FY 2023 and $521 million to $617 million in FY 2024. These figures assume that the $1.6 billion to $2.0 billion in the estimated FY 2022 ending balance is completely allocated.

These estimates exclude the Budget Stabilization Fund (BSF) monies. The BSF is estimated to have a fund balance of $993 million by the end of FY 2022.

Other Fiscal Challenges

There are both positive and negative risks to the JLBC Baseline revenue estimates:

•
Continued Threat from COVID-19: The general assessment in the forecasting profession is the continued threat from the pandemic. In recent weeks, there has been a significant upturn in new cases of infections, hospitalizations and deaths, all of which could result in the reintroduction of measures aimed at containing the spread of the virus. The introduction of vaccines may stem the increase in cases, however. Consumer confidence may hinge on how quickly the number of cases, hospitalizations and deaths reverse course.

•
Federal Response to COVID-19: In December 2020, the federal government passed the 2021 Consolidated Appropriations Act which will spend more than $900 billion to address economic and health issues created by the pandemic. This should provide additional assistance to the economy through early spring. Many of the provisions, such as for Unemployment Insurance, will only last through early spring; if the pandemic continues to have a significant dampening effect on consumer confidence, additional federal response may further affect economic recovery.

•
Current Strong Revenue Growth: As of now, however, Arizona's economy and its revenue growth are still strong compared to other states. The state ranks third overall in the country in terms of its economic momentum (personal income, population, and employment growth). While Arizona's revenues declined by (1.6)% in FY 2020, that amount would have been positive were it not for the deferral of income tax filing from April 15 to July 15, 2020. The 17.8% growth year-to-date in FY 2021 (8.6% after adjusting for the deferral of income tax filing) indicates revenues are still strong.

Because small percent changes in growth assumptions can have a substantial impact – over 3 years, a 1% change in revenue growth could change available revenues by $750 million through FY 2024 – these risks could significantly change the final results of these budgets.

The state also faces ongoing litigation that may impact budgets such as:

•	The K-12 Capital Funding litigation in Maricopa Superior Court.

•	Litigation against the Department of Child Safety in United States District Court.

•	Litigation against the Arizona Department of Corrections in United States District Court regarding inmate health care.

Debt

At the end of FY 2022, the state’s projected level of lease-purchase and bonding obligations will be $6.1 billion. The associated annual debt service payment is $748 million.

Of the $6.1 billion in total obligations, the General Fund share is $1.2 billion. The General Fund annual debt service is projected to be $228 million in FY 2022 (see the Debt and Lease-Purchase Financing section of the Capital Outlay narrative for additional information).

As a remnant of the Great Recession, the state also pays $931 million of current year K-12 obligations in the next year (the “rollover”). The Baseline reduces this amount to $901 million pursuant to a decision in the FY 2020 budget's 3-year spending plan. The $6.1 billion estimate of total obligations also does not include any unfunded retirement liability.

Arizona's current debt rating from Moody's is Aa1, which represents Moody's second-highest credit rating. Arizona's rating with Standard & Poor's is AA, which represents Standard & Poor's third-highest credit rating.

Other Funds

Besides the General Fund, the state has dedicated special revenue funds. Only a portion of these monies is subject to legislative appropriation. The Baseline includes a FY 2022 Other Fund appropriated spending level of $4.3 billion, or (3.5)% below FY 2021.

The level of FY 2022 non-appropriated state funds is expected to be $11.3 billion, while non-appropriated Federal Funds are forecast to be $22.1 billion. When all appropriated and non-appropriated fund sources are combined, total FY 2022 state spending would be $50.0 billion.

State Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The State expends money on a variety of programs and services, the most significant elements of which include education (both kindergarten through twelfth grade and higher education), health and human services, correctional programs, transportation and debt service.

General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State

State Budget

The State’s fiscal year begins on July 1 and ends on June 30 of the next calendar year. State law specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the Governor’s Budget, the JLBC staff releases a baseline legislative budget for the next fiscal year.  The Governor’s Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s budgetary discretion.

THE STATE BUDGET AND APPROPRIATIONS PROCESS

General

Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State. The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures. Thereafter, the staff of the JLBC analyzes the Governor’s Budget and prepares a baseline budget. Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills. State agencies are then responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.

The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. The General Fund is used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as “sales tax”), income (individual and corporate), motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process

Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s budgetary discretion.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation that would provide for a net  increase  in  State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination  of the  foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

STATE FINANCES

The General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

Budget Reserves - Budget Stabilization Fund (BSF)

The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State’s high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature. No operating expenditures may be directly incurred from monies in the BSF. Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.

Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund. The unaudited cash basis balance in the BSF was approximately $457.8 million as of June 30, 2018 and approximately $743.0 million as of June 30, 2019. The State legislature also recently enacted legislation that requires the deposit of $271,107,000 into the BSF from the State’s General Fund in the fiscal years ending June 30, 2020.

Sources of Tax Revenue

The following is a summary of the State’s major tax revenues. In fiscal year 2020, approximately 94 percent of the State’s General Fund tax revenues and transfers were derived from sales and use taxes, personal income taxes and corporate income taxes.

Sales and Use Tax

The transaction privilege (or sales) tax accounted for approximately 49 percent of General Fund revenues and transfers in fiscal year 2020. The transaction privilege tax is levied upon the gross receipts from business activities within the State that are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs and gas delivered through mains. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The Arizona use tax is imposed at the same rates as the transaction privilege tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Personal Income Tax

The Arizona personal income tax, which accounted for approximately 41 percent of General Fund revenues and transfers in fiscal year 2020, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 2.59 percent to 4.50 percent.  Beginning in 2021, Arizona individuals earning more than $250,000 (and married couples filing jointly with taxable income of more than $500,000 will be subject to an 8% income tax for taxable income in excess of given thresholds).  Personal, dependent, and other credits are allowed against the gross tax liability.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

Corporate Income Tax

The corporate income tax accounted for approximately 5 percent of General Fund revenues and transfers in fiscal year 2020. The corporate income tax is levied on corporations that engage in business within Arizona.  The tax rate currently is 4.9 percent of taxable income.

State Appropriations Limit

Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  Currently, this limit is 7.41 percent of Arizona personal income. The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits. Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.

The JLBC staff, in consultation with the Governor’s Office of Strategic Planning and Budgeting (“OSPB”), is required by statute to report the appropriations subject to the Constitutional limit. This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years. The most recent calculations prepared by JLBC indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were 6.05 percent for fiscal year 2020, 6.36 percent for fiscal year 2021 and 5.61 percent for fiscal year 2022.

GOVERNMENT-WIDE FINANCIAL ANALYSIS

The State’s overall financial position and operations for the fiscal year ended June 30, 2019 for the primary government are summarized, as follows, based on the information included in the government-wide financial statements.

For the year ended June 30, 2019, the State’s combined net position totaled $30.3 billion reflecting an increase of $3.1 billion during the current fiscal year.

The largest portion of the State’s net position (79.7%) represents net investment in capital assets of $24.2 billion. Additions to land, roads, and bridges provided the majority of the governmental activities increase in net investment in capital assets of $623.3 million. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although the State’s investment in its capital assets is reported net of accumulated depreciation and related debt, it should be noted that the resources needed to repay this debt are planned to be provided from other sources, since the capital assets themselves are not typically used to liquidate these liabilities.

The State’s net position also included $9.9 billion (32.8%) of resources that are subject to external restrictions on how they may be used. The governmental activities increase in restricted net position of $584.2 million is largely a result of an increase of $271.4 million in the amount restricted by the State’s Constitution for basic education funded by the Land Endowments Fund and an increase of $194.3 million in the amount restricted for health and welfare. The business-type activities increase in restricted net position of $139.2 million is primarily due to an increase of $213.7 million in the amount restricted for the Unemployment Compensation Fund offset by a decrease of $80.4 million in the amount restricted for Other.

After accounting for the above net position restrictions, the State has a remaining deficit of $3.8 billion (12.5%) reported as unrestricted net position.

Change in Net Position

Governmental Activities - Net Position increased by $2.7 billion from fiscal year 2018, or a 12% increase from fiscal year 2018. Reported sales and income tax revenues increased by $478.9 million, or 7% and $632.5 million, or 13%, from fiscal year 2018, respectively. The increase in tax collections generally reflects increased economic activity in the State during fiscal year 2019. Net taxable sales increased by 7% from fiscal year 2018, resulting in the increased reported sales tax revenue. The largest increases in net taxable sales during fiscal year 2019 were in retail, contracting, and restaurants and bars. The increase in income tax revenue for the State during fiscal year 2019 reflects increases in withholding, individual, and corporate tax collections. During fiscal year 2019, motor vehicle and fuel taxes increased by $252.3 million, or 13%. In addition, unrestricted investment earnings increased by $122.8 million, or 289%, due to increased interest earnings and market appreciation. Furthermore, operating grants and contributions increased by $702.4 million (5%) over fiscal year 2018. This increase is mostly attributable to the rise in federal and local government grants received by the Arizona Health Care Cost Containment System (AHCCCS) as a result of the increase in expenses incurred due to utilization, capitation rate increases, the additional opioid substance use disorders grants, and enrollment growth. The increase in operating grants and contributions discussed above was offset by a decrease of $156.1 million in the amount of gains in the fair value of the Permanent Fund investment portfolio from fiscal year 2018. The increase in health and welfare expenses of $618.9 million (4%) resulted mostly from the increase in expenses for AHCCCS programs, as indicated above. The increase in education expenses of $623.2 million (10%) was primarily due to the first year of a 3-year plan to raise teacher salaries by 20%, the first year of a 5-year plan to restore additional assistance funding, increased student enrollment growth, and inflation. Expenses decreased by $352.9 million (18%) for protection and safety primarily due to a decrease in the pension expense for the Corrections Officer Retirement Plan (CORP). Pension expense was higher in the prior fiscal year as a result of a court decision for CORP that adjusted the cost-of-living benefits for retirees who became members before July, 20, 2011. In addition, pension expense was reduced in the current fiscal year due to statutory changes in benefit terms for automatic cost-of-living adjustments for CORP.

Business-type Activities - Net Position increased by $366.8 million from fiscal year 2018, or 10%. This increase is primarily due to increases in net position for the Universities and the Unemployment Compensation Fund of $129.0 million and $213.7 million, respectively. Non-operating revenues and transfers from the General Fund more than offset the Universities’ operating loss of $1.4 billion. The Universities’ operating revenues increased by $177.5 million over fiscal year 2018 primarily due to an increase in net student tuition and fees revenue, largely as a result of increased enrollment and modest increases in nonresident tuition and fee rates. Other significant increases included an increase in investment income and in intergovernmental revenue. These increases were offset by the Universities’ rise in operating expenses of $285.4 million over fiscal year 2018 primarily due to increases in expenses for instructional, student support, and research activities. Also, the Unemployment Compensation Fund’s unemployment assessment revenue decreased by $83.3 million and cost of sales and benefits decreased by $16.1 million, as compared to the prior fiscal year. In addition, unemployment assessment revenue of $421.5 million was higher than the cost of sales and benefits of $230.3 million during fiscal year 2019.

Governmental Funds

The general government functions are contained in the general, special revenue, debt service, capital projects, and permanent funds. The focus of the State’s governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State’s financing requirements.

General Fund

The General Fund is the chief operating fund of the State. At June 30, 2019, the non-spendable, restricted and committed fund balances were: $6.6 million, $339.1 million, and $150.1 million, respectively.

The fund balance of the State’s General Fund increased $1.0 billion during the fiscal year. Revenues exceeded expenditures by $1.7 billion, before other financing sources and uses. However, other financing sources and uses offset this excess by $655.4 million, which consist primarily of transfers to the Universities in support of higher education, offset by legislative transfers from other funds to the General Fund. Overall revenues increased by $1.9 billion (7%) and expenditures increased by $1.2 billion (5%) from fiscal year 2018. Primary reasons for increases in fund balance during the fiscal year are increased collections of sales and income taxes and increased intergovernmental revenue, including a rise in federal and local government funding received by AHCCCS. Primary reasons for decreases in fund balance during the fiscal year are due to expenditure increases for health and welfare, education, and intergovernmental revenue sharing.

Transportation and Aviation Planning, Highway Maintenance and Safety Fund

The Transportation and Aviation Planning, Highway Maintenance and Safety Fund is responsible for the repair and maintenance of existing roads, paying the debt service for roads that are built from the issuance of revenue bonds and grant anticipation notes, and providing technical assistance with road construction provided by contractors hired by the Arizona Department of Transportation (ADOT). Total fund balance increased $182.3 million during fiscal year 2019. Although revenues exceeded expenditures by $477.8 million, transfers to non-major governmental funds of $310.9 million to pay debt service, largely offset this excess. Overall, revenue increased by $114.2 million (4%) and expenditures decreased by $94.0 million (3%), as compared to the prior fiscal year.

Land Endowments Fund

The Land Endowments Fund was established when the federal government granted Arizona statehood. Both the State’s Constitution and the federal government require that the land grants given to the State be maintained indefinitely, and the earnings from the land grants should be used for public education, primarily K-12. For fiscal year 2019, the Land Endowments Fund total fund balance increased $142.0 million. Endowment investments increased $234.9 million at fiscal year end, mainly due to a net increase in the fair value of investments of $225.9 million, receipts from land sales of $141.6 million, and realized gains of $97.0 million. This was partially offset by increased distributions resulting from Proposition 123.

GENERAL FUND BUDGETARY HIGHLIGHTS

During the fiscal year, the original budget was amended by various supplemental appropriations and appropriation revisions. Differences between the original budget and the final amended budget resulted in a $2.3 billion net increase in appropriations for the General Fund. Some of the significant changes in the General Fund appropriations were:

1.
$681.3 million increase due to prior fiscal year obligations that were paid in the current fiscal year per A.R.S. § 35-191.2.The $976.7 million increase to the Department of Education’s original budget is primarily due to the basic state aid deferred payment from fiscal year 2018, which was appropriated as a supplemental appropriation in the fiscal year 2019 budget, as well as additional state aid funding.

3.
The $350.6 million increase to the General Accounting Office's original budget is primarily due to General Fund transfers for the School Facilities Board (SFB) for the construction of facilities for school districts, for the Universities for the Capital Infrastructure Fund, and for the Budget Stabilization Fund (BSF). The transfer of monies to the BSF is not included in the General Appropriations Act.

4.
The $88.7 million increase to the Department of Economic Security’s original budget is primarily due to supplemental appropriations for child-care subsidies to increase the number of children served and to increase maximum reimbursement levels, and for the division of developmental disabilities program expenses.

5.
The $53.9 million increase to the AHCCCS’ original budget is primarily due to supplemental appropriation increases for voluntary payments from political subdivisions related to graduate medical education.

6.
The $49.1 million increase to the Universities' original budget is primarily due to one-time funding increases, operating lump sum appropriations, and for lease-purchase payments for research infrastructure facilities.

The actual expenditures were less than the final budget by $1.2 billion. Of this amount, $112.9 million will continue as legislative multiple fiscal year spending authority for fiscal years 2020 and beyond, depending upon the budgetary guidelines of the Legislature. The remaining $1.0 billion represents the unused portion of the State’s legislatively authorized annual operating budget.

CAPITAL ASSETS AND DEBT ADMINISTRATION

Capital Assets

The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2019 totaled $31.0 billion, net of accumulated depreciation. The total primary government increase in capital assets for the current period was 3%, with a 3% increase in capital assets used for governmental activities and a 4% increase for business-type activities. Depreciation charges of the governmental and business-type activities for the fiscal year totaled $488.3 million.

Major capital asset activity during the current fiscal year included the following:

•	The ADOT started or completed roads and bridges totaling $775.4 million during the fiscal year.

•
The Universities’ additions to capital assets totaled $734.7 million and included increased investments in buildings to support instruction, research, and public service missions, as well as building renewal and other capital projects.

The State manages its roads using the Present Serviceability Rating (PSR), which measures the condition of the pavement and its ability to serve the traveling public. The PSR uses a five-point scale (5 excellent, 0 impassable) to characterize the condition of the roadway. The State’s serviceability rating goal is 3.23 for the overall system. The most recent assessment indicated that an overall rating of 3.55 was achieved for fiscal year 2019.

The State manages its bridges using the Bridge Management System. To comply with federal standards, the State is expected to maintain its bridges to a condition where not more than 10.0% are classified as poor. The State’s most recent assessment indicated that 1.4% of the bridges were so classified for fiscal year 2019.

The State’s most notable and largest highway construction project to date began in fiscal year 2016 and was for the design, construction, and 30-year maintenance of the Loop 202 South Mountain Freeway. The project is a 22-mile, 8 lane freeway that will complete the Loop 202 and Loop 101 freeway system. Right-of-way cost estimates, not contractually committed, brings the total project cost estimate to $2.0 billion, not including financing costs. The project’s completion date is anticipated to occur in late 2019. Actual costs incurred by the ADOT through June 30, 2019 for this project are $1.4 billion.

Long-Term Debt

The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract debts not to exceed $350 thousand. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

Major long-term debt activity during the current fiscal year included the following:

•	The ADOT issued revenue bonds for $262.0 million to pay the costs of design, right-of-way purchase, and/or construction of certain freeways and other routes within Maricopa County.

•	The Universities issued revenue bonds for $281.2 million to fund the construction and renovation of capital facilities.

ECONOMIC CONDITION AND OUTLOOK

As a result of the COVID-19 outbreak, economic uncertainties have arisen. However, the related financial impact and duration cannot be reasonably estimated at this time.

The following budgetary information is based on the State of Arizona's Fiscal Year 2020 Appropriations Report.

The State’s fiscal year 2020 General Fund budget reflects projected growth in base revenues of 4.4%. The net revenues are projected to increase from $11.4 billion in fiscal year 2019 to $11.9 billion in fiscal year 2020. General Fund spending is projected to increase from $10.7 billion in fiscal year 2019 to $11.9 billion in fiscal year 2020. The budget includes increased spending for K-12 education changes, one-time transportation funding, increases for Department of Economic Security spending, and one-time payoff of operating debt-financing. The General Fund fiscal year 2020 cash balance is projected to be a $65 million balance.

The enacted budget’s 3-year spending plan provides estimates of fiscal year 2021 and fiscal year 2022 spending.

The fiscal year 2021 General Fund budget is forecasted to have revenues of $11.5 billion and expenditures of $11.5 billion, with a $42 million balance. After accounting for legislation enacted separately from the budget and technical adjustments, fiscal year 2021 revenues are projected to be $11.5 billion compared to spending of $11.5 billion. The fiscal year 2021 balance is estimated to be $43 million. The structural balance (difference between ongoing revenues and expenditures and excludes one-time adjustments and BSF balance) for fiscal year 2020 is estimated to be $139 million. The fiscal year 2021 spending projection includes statutory formula caseload growth and removal of fiscal year 2020 spending categorized as one-time in the fiscal year 2020 budget process. Fiscal year 2021 ongoing revenues are primarily based on a base growth rate of 3.4% as negotiated between the Executive and the Legislature, but also incorporate separately enacted tax law changes. It also reflects new one-time spending, including $64 million in one-time fiscal year 2021 spending to complete SFB school construction projects started in fiscal year 2020 and start SFB projects anticipated to begin in fiscal year 2021, $14 million of funding for teacher pay raises that will be funded from an ongoing funding source starting in fiscal year 2022, and $80 million for costs of a 27th pay period.

The fiscal year 2022 General Fund budget is forecasted to have revenues of $11.9 billion and expenditures of $11.9 billion, with a $5 million balance. After accounting for technical adjustments, fiscal year 2022 revenues are projected to be $11.9 billion compared to spending of $11.9 billion. The fiscal year 2022 budget is estimated to have a $12 million balance. The structural balance for fiscal year 2021 is estimated to be $27 million. The fiscal year 2022 spending includes statutory formula caseload growth and removal of one-time fiscal year 2021 spending. Fiscal year 2022 ongoing revenues reflect a negotiated base growth rate of 3.7%, further adjusted for previously enacted tax law changes. It also reflects new one-time spending, including $46 million to complete SFB school construction projects anticipated to start in fiscal year 2021 and start SFB projects anticipated to begin in fiscal year 2022 and $30 million to reduce the K-12 rollover.

STATE RETIREMENT SYSTEM

Retirement Benefits

The State contributes to four separate pension plans for the benefit of all full-time employees and elected officials.

The Arizona State Retirement System (“ASRS”), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.

The Board of ASRS adopts annual contribution rates for the system. For the year ended June 30, 2018, active plan members were required by statute to contribute at the actuarially determined rate of 11.50 percent (11.34 percent for retirement and 0.16 percent for long-term disability) of the members’ annual covered payroll. The State was also required by statute to contribute at the actuarially determined rate of 11.50 percent (10.90 percent for retirement, 0.44 percent for health insurance premium, and 0.16 percent for long-term disability) of the members’ annual covered payroll. For fiscal year 2019, active plan members actuarially determined contribution rate is 11.80 percent (11.64 percent for retirement and 0.16 percent for long-term disability) of the members’ annual covered payroll. The State is also required to contribute at the actuarially determined rate of 11.64 percent (11.18 percent for retirement, 0.46 percent for health insurance premium, and 0.16 percent for long-term disability) of the members’ annual covered payroll.

The Arizona Public Safety Personnel Retirement System (“PSPRS”), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities. The effect of the increase in the PSPRS’s unfunded liabilities is expected to result in increased contributions by the State and its employees. However, the specific impact on the State, or on the State’s and its employees’ future annual contributions to the PSPRS, cannot be determined at this time.

The Corrections Officers Retirement Plan (“CORP”) is a multiple-employer defined benefit  plan  that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members’ and the State’s contribution rates. The CORP has reported increases in its unfunded liabilities. The effect of the increase in the CORP’s unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the CORP, cannot be determined at this time.

The Elected Officials Retirement Plan (“EORP”), a cost sharing multiple-employer defined  benefit  plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities. The EORP is governed by the same Board of Trustees that manages the PSPRS plan. As of January 1, 2014 EORP is closed to new members. Pursuant to Arizona statute, the annual contribution for active members of EORP is 7.00 or 13 percent of the members’ annual covered payroll, as applicable. Although the actuarially determined employer contribution rate for the year ended June 30, 2019 is 162.63 percent of covered payroll, pursuant to current State law participating EORP employers are required to annually contribute 61.50 percent of covered payroll for elected officials and eligible judges. This amount is distributed to EORP, the Elected Officials Defined Contribution Retirement System (EODCRS) and the Arizona State Retirement (defined benefit) System (ASRS), depending on the retirement program in which each eligible employee participates. As a percent of covered payroll, the employer contribution rate, by statute, for EODCRS participating members is 6.00 percent; the employer contribution rate for ASRS participating members is 11.80 percent (11.64 percent for retirement and 0.16 percent for long-term disability) for the year ended June 30, 2019; and all remaining employer contributions, up to 61.50 percent of the covered payroll of all elected officials and eligible judges, are remitted to EORP. The EORP employer contribution is additionally funded each year with designated state and county court fees and a $5,000,000 appropriation from the State general fund.

It should be noted that Senate Bill 1609, which was passed by the State Legislature in 2011, increased member contribution rates in PSPRS and in EORP over a four-year period. It also added conditions to future benefit increases for benefit recipients.  However, those provisions faced a legal challenge in Hall vs. EORP.  A Superior Court ruling declared both provisions to be unconstitutional, and that decision was upheld by the Arizona Supreme Court. Based on that opinion, member contribution rates for certain active members had to be reduced back to their pre-SB 1609 levels, and refunds for contributions made at the higher rates were made in fiscal years 2017 and 2018. Likewise, some retirees received additional increases in their pensions in fiscal year 2018.

The Government Accounting Standards Board adopted Statement Number 68, Accounting and Financial Reporting for Pensions (“GASB 68”), which, beginning with fiscal years starting after June 15,

2014, requires cost- sharing employers to report their “proportionate share” of the plan’s net pension liability in their government-wide financial statements. GASB 68 also requires that the cost-sharing employer’s pension expense component include its proportionate share of the plan’s pension expense, the net effect of annual changes in the employer’s proportionate share and the annual differences between the employer’s actual contributions and its proportionate share. Additionally, GASB 68 requires agent-employers to report their plan’s net pension liability in their government-wide financial statements, along with pension expense reported for changes in components of the net pension liability. The State’s employees participate in the several pension plans provided by the State, and both the State and each covered employee contribute to the State plans. As of June 30, 2017, the State reported the following liabilities for its proportionate shares of its net pension liabilities under the specified plans: ASRS - $3.5 billion; PSPRS - $926.0 million; CORP - $805.1 million; EORP - $306.1 million; and Universities’ Defined Contribution Plan - $39.9 million

Other Post-Employment Benefits

The Government Accounting Standards Board adopted Statement Number 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“GASB 75”), which, beginning with the fiscal year starting after June 15, 2017, requires single agent employers to report their plan’s net Other Post-Employment Benefits (“OPEB”) liability in their government-wide financial statements, along with OPEB expense reported for changes in components of the net OPEB liability.

State employees, their spouses and survivors may be eligible for certain retiree health care benefits under health care programs provided through the State. Employees on long-term disability and their spouses may also qualify for retiree health care benefits through the State. It is expected that substantially all State employees that reach normal or early retirement age while working for the State will become eligible for such benefits. Currently, such retirees may obtain the health care benefits offered by the State by paying 100 percent of the applicable health care insurance premium available to all participants, whether retired or not, in the State’s health care program. The State makes no payments for OPEB costs for such retirees. Even though the retirees are paying 100 percent of the insurance premiums, premium rates are based on a blend of active employee and retiree experience, resulting in a contribution basis wich is lower than the expected claim costs for retirees only, which results in an implicit subsidization of retirees by the State under GASB 75.

The State commissioned an actuarial valuation of the OPEB costs associated with the health care programs available to retirees through the State in order to meet the requirements of GASB 75.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”).  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Focus Colorado: Economic and Revenue Forecast dated June 18, 2021 prepared by the Colorado Legislative Council Staff Economics Section, and other reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

The outbreak of a novel strain of coronavirus that can result in a severe respiratory disease, referred to as COVID-19, was first detected in China in 2019. COVID-19 has since spread across the world. In March 2020, the outbreak of COVID-19 was declared a pandemic (the “COVID-19 Pandemic”) by the World Health Organization, as well as a U.S. national emergency and a statewide emergency in the State. The responses of governments, business, and individuals to the COVID-19 Pandemic have caused widespread and significant changes in economic activity. Certain sectors of the global, national, and local economies have experienced negative effects due to reduced consumer spending and affected unemployment, as well as government mandated and voluntary responses to mitigate the COVID-19 Pandemic, including school and business closures, event cancellations, and reduced travel. Unemployment in the United States and in the State has increased as a result of the COVID-19 Pandemic. There can be no assurances as to the materiality, severity, or duration of the negative economic conditions caused by the COVID-19 Pandemic.

In March of 2021, the United States federal government passed the second version of its Coronavirus Aid, Relief, and Economic Securities (CARES) Act, the Coronavirus Response and Relief Supplemental Appropriations Act of 2021 in response to the unfolding COVID-19 situation.  The CARES Act, as supplemented in 2021, is a $1.9 trillion federal package passed in March of 2021 which includes direct payments to State individuals, state government, local governments, and schools. Increased availability of vaccines combined with decreased positivity rates and relaxation of restrictions highlight an improving revenue outlook for the State.

General Profile

Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.

Organization

The State maintains a separation of powers utilizing three branches of government: executive, legislative and judicial. The executive branch comprises four major elected officials: the Governor, State Treasurer, Attorney General and Secretary of State. The chief executive power is allocated to the Governor, who has responsibility for administering the budget and managing the executive branch. The State Constitution empowers the General Assembly to establish up to 20 principal departments in the executive branch. Most departments of the State report directly to the Governor; however, the Departments of Treasury, Law and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms. The current term of such officials commenced in January of 2019 (following the general election held in November of 2018) and will expire on the second Tuesday in January of 2023. No elected executive official may serve more than two consecutive terms in the same office.

The General Assembly is bicameral, consisting of the 35-member Senate and 65-member House of Representatives. Senators serve a term of four years and representatives serve a term of two years. No senator may serve more than two consecutive terms, and no representative may serve more than four consecutive terms. The State Constitution allocates to the General Assembly legislative responsibility for, among other things, appropriating State moneys to pay the expenses of State government. The General Assembly meets annually in regular session beginning no later than the second Wednesday of January of each year. Regular sessions may not exceed 120 calendar days. Special sessions may be convened by proclamation of the Governor or by written request of two-thirds of the members of each house to consider only those subjects for which the special session is requested.

Cyber Security Risks

The State, like other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private or sensitive information, the State is a potential target for a variety of cyber threats, including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. Recognizing the potential damage that could be caused by any such attacks, the State has established the Governor’s Office of Information Technology (“OIT”) as the single source for the State’s cybersecurity readiness and awareness. The OIT has promulgated a series of policies and standards for State agencies and information security and provides mandatory training for State employees except those in the Department of Law, who receive training from the Department’s own cybersecurity specialist due to the nature of the work performed by that Department. In addition, the State has procured insurance coverage for data breaches and other security and privacy incidents. On October 7, 2020, the Colorado Department of Personnel & Administration (“DPA”) became aware that a spreadsheet containing state employee personal information, including social security numbers, dates of birth, and other similar information, was inadvertently emailed to 38 benefit administrators at certain institutions of higher education. Upon learning this information, DPA requested the recipients delete the email and spreadsheet and confirm that they had done so. The email was delivered in encrypted fashion, so DPA believes the information was protected while in transit. DPA has stated that it has no evidence that employee information was misused or compromised in any fashion. Effected employees were notified and given information to take action to protect themselves against identity theft. In addition, employee computers at the Colorado Department of Transportation were the subject of a ransomware attack in February 2018. Nevertheless, no assurance can be given that the State’s efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State.

Economic Outlook

The following discussion is based on the Economic and Revenue Forecast dated June 18, 2021 prepared by the Colorado Legislative Council Staff Economics Section.

Broad measures of U.S. and Colorado economic activity indicate continued recovery from the pandemic-induced recession. COVID-19 case counts are declining across the U.S. and Colorado, vaccination rates are climbing, and public health restrictions are easing. Even as a return to normalcy appears increasingly imminent, the economy continues to face challenges. Rather than the hoped-for strong and steady recovery accompanying the ebbing of the pandemic, economic activity has instead been choppy and uneven. Many households and businesses are still bearing the brunt of lingering distress, while others have emerged unscathed or even better off. Spending and employment in sectors tied to in-person services still lag their pre-pandemic levels.

Economic indicators point to supply and demand mismatches throughout the economy. Unemployment remains high, yet many employers report difficulty finding workers. The inventory of homes for sale remains low, even as housing prices skyrocket. Supply chain bottlenecks plague the manufacturing and homebuilding sectors, and transportation and energy prices have surged, while inflationary pressures across many other goods and services remain low. Consumers are emboldened with stimulus cash and ready to spend again, particularly for in-person services. Yet, businesses in many sectors need time to ramp up operations to meet the pent-up demand. Most of these mismatches are expected to abate during 2021 as health concerns continue to wane and businesses catch up with demand.

Economic expectations in this June forecast are generally consistent with those included in the March 2021 forecast. Relative to March expectations, minor upward revisions were made to indicators of economic activity and inflation based on year-to-date growth. Labor market expectations, however, were revised downward slightly.

Even as the pandemic abates, we remain in unprecedented economic times, with shifting but still elevated economic risks. There have been surprisingly few signs of lasting scarring from the pandemic-related recession, but there is still a great deal of uncertainty about how much of the shifts in consumer, business, and worker behavior will persist and whether short-term disruptions will have long-lasting ripple effects. As the boost from government stimulus recedes, there may be lags if momentum supporting wage and business incomes does not offset the pull-back in public assistance. While inflationary pressures remain low by historical standards, financial markets have signaled concerns about rising prices. Finally, the trajectory of COVID-19 remains an ongoing risk to economic activity—posing a lingering threat should cases rise again.

Gross Domestic Product

The most commonly cited indicator of total economic activity in the U.S. is real gross domestic product (GDP), an estimate of the inflation-adjusted value of all final goods and services produced in the United States. Following the unprecedented 31.4 percent decline in economic activity in the second quarter of 2020, economic activity rebounded sharply by 33.4 percent in the third quarter, according to data from the U.S. Bureau of Economic Analysis. Economic activity grew by 4.3 percent in the fourth quarter of 2020 and 6.4 percent in the first quarter of 2021, a return to more typical, albeit above average, quarterly growth rates.

•	After contracting 3.5 percent in 2020, real U.S. GDP is expected to expand 6.3 percent in 2021, reaching pre-COVID-19 levels, and to rise an additional 4.1 percent in 2022.

Consumption of services nearly reaches pre-pandemic levels. Consumer spending, as measured by personal consumption expenditures, accounts for more than two-thirds of total economic activity and accounted for a majority of the decline in GDP in the second quarter of 2020. As of the first quarter of 2021, personal consumption expenditures have nearly recovered to pre-recession levels. However, the overall recovery in consumer spending masks a significant divergence between the goods and services-producing sectors. Consumer spending on services remains 5.7 percent below its pre-recession levels, while spending on goods has increased 13.0 percent as of the first quarter of 2021. Consumption of services is expected to remain subdued until the U.S. experiences widespread distribution of COVID-19 vaccines and social distancing restrictions are fully relaxed. Until that time, consumption of goods is expected to remain above trend.

Business investment returns to pre-recession levels. After declining for three consecutive quarters, business investment, as measured by gross private domestic investment, rebounded sharply and exceeded pre-recession levels by the fourth quarter of 2020. After increasing by 86.3 percent and 27.8 percent in the third and fourth quarter of 2020 respectively, business investment declined by 4.7 percent in the first quarter of 2021. Business investment is often a volatile series, and one negative quarter does not necessarily portend a sustained downturn in investment. Among its underlying components, investment in nonresidential equipment, intellectual property, and residential property continued their strong growth in the first quarter of 2021. Investment in nonresidential structures shrunk for the sixth consecutive quarter, with recent declines likely representing a shift toward more employees working from home and less need for office space. The reduction of private inventories in the first quarter of 2021 further contributed to the decline in business investment, likely resulting from sales exceeding current production capacities.

Export activity remains weak.  Net exports continued to be a drag on economic activity in the first quarter of 2021. Exports of U.S. goods to foreign consumers decreased modestly and remain well below pre-pandemic levels. Alternatively, imports of foreign goods have risen for three consecutive quarters, and have returned to pre-recession levels. Ongoing impacts of the COVID-19 pandemic on economies across the globe are expected to mute demand for U.S. goods for a significant portion of 2021.

Federal stimulus continues to prop up economic activity. Government spending rose precipitously again in the first quarter of 2021 with an additional injection of federal stimulus. In the wake of the federal Families First Coronavirus Response Act and Coronavirus Aid, Relief, and Economic Security Act (CARES), and a number of smaller spending packages, the federal American Rescue Plan Act of 2021 was signed into law in March 2021. This act included direct payments to households, extended unemployment benefits, individual tax relief and financial assistance, business assistance, public health spending, and aid to state and local governments amounting to approximately $1.9 trillion. The increased government spending in the first quarter of 2021 accounted for one-quarter of real GDP growth in that quarter. As this forecast goes to print, Congress is considering additional federal spending as part of an infrastructure-related bill.

This forecast assumes that as the current stimulus expires, the recovery will continue but lose some momentum. Additional federal spending through the infrastructure bill poses an upside risk to the forecast. As a risk to the downside, the expiration of stimulus could give way to lower levels of economic activity than assumed in this forecast.

Labor Markets

The labor market has seen a choppy recovery in 2021, with inconsistent job gains disappointing expectations for a strong and steady resurgence accompanying the vaccine rollout and business reopening. Unemployment is still high, but many employers are reportedly unable to find workers. The mismatch between supply and demand is expected to wane, particularly in the latter months of the year, as constraints such as caregiving responsibilities or health concerns weigh less heavily on workers’ availability and additional unemployment benefits expire. Some mismatches may persist, however, depending on the lasting impact of some pandemic-related shifts, such as the increased pace of early retirement, or workers’ shifting priorities and preferences. At the current rate, employment levels are not expected to reach pre-pandemic levels until sometime in 2022.

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After decreasing 5.7 percent in 2020, U.S. nonfarm employment is expected to increase by 2.4 percent in 2021 and 3.2 percent in 2022. The U.S. unemployment rate is expected to decline from 8.1 percent in 2020 to 5.7 percent in 2021 and 4.9 percent in 2022.

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In Colorado, nonfarm employment declined by 5.2 percent in 2020 and is expected to grow by 2.8 percent in 2021 and 3.5 percent in 2022. The Colorado unemployment rate is expected to decline slowly, from 7.3 percent in 2020 to 6.0 percent in 2021 and 4.2 percent in 2022.

Job growth is uneven in 2021. The U.S. economy added 559,000 jobs in May, following gains of 785,000 and 278,000 in March and April, respectively. Significant gains were seen in leisure and hospitality, which added 292,000 jobs in May. Other notable gains came in public and private education, reflecting the continued resumption of in-person learning and other school activities, and in health care and social assistance, especially in ambulatory health care services and child day care services. The U.S. economy is still down 7.6 million jobs since the pandemic began. The unemployment rate fell below 6 percent in May, to 5.8 percent, for the first time since the pandemic began, after edging up to 6.1 percent in April. Of all unemployed individuals, the share of long-term unemployed, those out of work for 27 weeks or more, remains elevated at 40.9 percent in May.

Colorado’s labor market recovery, like that of the nation as a whole, has been uneven, with the unemployment rate holding steady in April at 6.4 percent for the third month in a row, reflecting job gains along with growing labor force participation. Among the states with the lowest unemployment rates, Colorado ranks 35th among the 50 states, just behind Rhode Island and equal to Delaware. The lowest rates belong to Nebraska, New Hampshire, South Dakota, and Utah at 2.8 percent, and the highest rate belongs to Hawaii at 8.5 percent. Nonfarm employment increased by 17,000 jobs in April, following meager gains of 9,200 and 6,600 jobs in February and March, respectively. Leisure and hospitality led the gains with 9,900 new jobs, with notable gains in private education and health services (up 2,900 jobs), other services (up 1,800 jobs) and government (up 1,800 jobs). Colorado has recovered 247,700 of the 375,800 nonfarm jobs lost since the pandemic began, for a job recovery rate of 65.9 percent.

The jobs recovery varies across the state. Mountain resort counties have seen a notable turnaround in labor market indicators, and for the most part are no longer among the hardest-hit as they were early in the pandemic. Counties in the Pueblo and southern mountain region and in the Denver metropolitan area are still experiencing relatively high rates of unemployment. In April 2021, the state’s highest unemployment rates were in San Miguel (10.0 percent), Huerfano (8.6 percent), Pueblo (8.6 percent), Gilpin (7.6 percent), Costilla (7.2 percent), Fremont (7.2 percent), Adams (7.1 percent), and Las Animas (7.1 percent). Cheyenne (2.5 percent) and Baca (2.6 percent) counties in the eastern plains region had the state’s lowest unemployment rates.

Unemployment insurance claims in the state have declined significantly and, compared to previous recessions, relatively rapidly, from post-pandemic peaks, but remain elevated. Continued claims for regular state benefits have declined steadily in 2021, reaching a weekly average of 41,196 in May, still more than twice the 2019 weekly average of 18,600 claims. Notably, the composition of claims has shifted, from regular state benefits to Pandemic Emergency Unemployment Compensation (PEUC), which provides up to 13 additional weeks of unemployment benefits once the initial 13 weeks of regular state benefits are exhausted. These claims are also declining in 2021, to a weekly average of 79,802 in May, and account for about 54 percent of total weekly average claims. Claims for regular state benefits account for about 28 percent of continued weekly average claims, while Pandemic Unemployment Assistance (PUA), for self-employed and other workers not usually covered by unemployment insurance, account for the remaining 18 percent of weekly average claims.

Leisure and hospitality still slow to recover jobs. Private industry sectors that have recovered more jobs than were initially lost at the beginning of the pandemic include transportation and utilities (up 4,500 jobs), management of companies and enterprises (up 2,500 jobs), and finance and insurance (up 800 jobs). The mining and logging sector has continued to shed jobs, as have information (which includes movie theaters), and state and local government sectors. The accommodation and food services sector remains the biggest loser in number of jobs, down 43,700 jobs since April 2020, for a 68.1 percent recovery rate. Sectors in which fewer than half of jobs lost have been recovered include construction (30.0 percent) and manufacturing (49.1 percent). Arts, entertainment, and recreation, as well as private educational services sectors, also continue to recover jobs more slowly than other sectors, with recovery rates of 53.2 percent and 53.3 percent, respectively.

Personal Income

Personal income serves as an aggregate measure of most sources of household and non-corporate business income. The federal policy response to the pandemic resulted in a record-breaking boost to personal income in 2020 and at the start of 2021. Specifically, the boost from direct economic assistance payments to households and unemployment insurance benefits more than offset pandemic-related declines.

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Government transfer payments will continue to foster growth in personal income during 2021, when U.S. and Colorado personal incomes are expected to increase 6.1 percent and 6.0 percent, respectively. As transfer payments dissipate, personal income growth is expected to slow considerably in 2022, increasing 0.2 percent at the national level and 1.1 percent in Colorado.

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Wages and salaries will resume their role as the primary driver in personal income through the remainder of 2021 and into 2022. U.S. and Colorado wages and salaries are projected to grow 8.3 percent and 7.8 percent, respectively, in 2021. In 2022, national and state wages and salaries will grow 5.3 percent and 6.0 percent, respectively.

Incomes are on the rise across most major components. Year-to-date personal income data for the U.S. suggest that nearly all major sources of personal income are on the rise in 2021. On job gains and a tight labor market for many industries, wage and salary growth continues to build momentum. Proprietors’ income and employer contributions also contributed to growth at the start of the year, signaling an ongoing recovery in business incomes. While most components showed growth, the start of the year saw some ongoing weakness in dividends and rental income, reflecting ongoing pandemic-related impacts in these areas.

Unprecedented federal stimulus continues to bolster personal incomes. Transfer payments, which include government payments to households in the form of income support, continued to dominate growth in personal income at the start of 2021. In particular, the additional rounds of direct economic stimulus payments to households and expanded and extended unemployment insurance benefits were a strong boost to growth. During the pandemic to date, transfer payments more than offset declines in other sources of income.

In the current recovery from the pandemic recession, as labor markets improve, and the stimulus comes to an end, the boost from transfer payments will recede. Personal income growth will slow as a result, until economic momentum supporting wage and business incomes more than offsets the pull-back in public assistance.

Consumer Activity

Consumer activity is the main driver of the U.S. economy and accounts for roughly 70 percent of all economic activity. In early 2020, the COVID-19 pandemic suffocated consumer activity. While goods consumption rebounded quickly, any in-person service industry continued to experience lasting impacts. Recovery from 2020 levels of consumer activity is a virtual guarantee – but the pace at which activity will normalize poses both upside and downside risks to the economic outlook.

Robust retail sales growth to start 2021, with leisure and hospitality closer to pre-pandemic levels. According to data published by the Department of Revenue, Colorado retail sales jumped 17.6 percent year-over-year in March. The surge in sales coincided with federal stimulus along with more typical seasonal factors. March’s jump followed fairly flat year-over-year growth in January and February following December’s surge. March marked strong sales growth for nearly every industry, except food and beverage store sales that are likely returning to more normal levels as demand shifts back to restaurants and drinking places. Sales at nonstore retailers, including online sellers, also appear to be moderating with a return of consumers to brick-and-mortar stores. It should be noted that online sales remain well above pre-pandemic levels.

In March, sales at Colorado’s restaurants and bars and accommodations industries approached levels not seen since before the pandemic. By the end of the first quarter, sales at restaurants and bars were just 0.8 percent below January 2020 levels, and sales at hotels and motels were about 7 percent below.

Rapid growth in U.S. retail spending in 2021. Advance estimates indicate that inflation-adjusted (real) U.S. retail and food service sales have surged through the first four months of the year. In April, sales rose slightly month over month after a 10.7 percent jump in March. Year-over-year, sales were up 45.2 percent as strong spring sales combined with growth from year-ago recession lows. The surge comes on the heels of the federal stimulus packages passed in December 2020 and March 2021. Amid declining COVID-19 case counts, fewer public health restrictions, and improving economic conditions, strong sales activity was recorded for all the major retail categories compared to April 2020.

Over the past 12 months, motor vehicle sales comprised about one-third of the growth in retail sales. Growth was also boosted by recovering activity for several retail trade categories that struggled during the pandemic, including gasoline stations, electronics stores, clothing stores, department stores, and restaurants and bars. In April, restaurants and bars posted their highest monthly sales since February 2020. April’s sales for the industry were nearly 98 percent of the pre-pandemic peak. As sales improve for the industry through the forecast period, it will help offset the expected moderation in sales at food and beverage stores and non-store retailers.

Consumer sentiment and expectations for spending show improvement. Consumer sentiment continues to trend upward since April 2020 lows and expectations for spending continue to grow. Despite a dip in May 2021, the University of Michigan’s Consumer Sentiment Index remains well above lows posted in April 2020. May’s reading followed two months of strong improvement from March to April. The New

York Federal Reserve’s April 2021 Survey of Consumer Expectations (SCE) recorded continued improvement in households’ outlook through the beginning of 2021. The survey found broad-based growth in monthly spending across age, education, and income groups and a higher share reporting large purchases such as home repair, furniture, or vehicles. Additionally, expected household spending for essential and non-essential goods and services grew since December 2020. Notably, households in April reported 4.1 percent expected growth in non-essential spending, up from 1.6 percent in December and marking the highest level in the series history. The move to more non-essential spending indicates healthy household financial situations and improved economic conditions.

Overall, consumer activity in Colorado is expected to improve over the next year. The federal stimulus packages will support households and boost activity over the first half of 2021. Subsequently, as pandemic conditions ease, spending on large purchases and leisure and hospitality industries will further lift activity in the state.

Business Activity

Following the resurgence of COVID-19 at the end of 2020, many indicators suggested a weakening in business activity as pandemic-related restrictions were re-imposed. In recent months, however, business activity has resurged, buoyed in part by the March 2021 federal stimulus, which included support for small businesses and additional fiscal assistance for individuals. Notably, for much of the pandemic-related recession, the manufacturing sector outshone the non-manufacturing sector as consumers shifted from spending for in-person services to purchasing goods for use at home. In recent months indicators suggest that activity in the service industry has strengthened significantly, likely resulting from increased vaccinations and the easing of public health restrictions on in-person services.

Business indicators improve, but output remains subdued. The Kansas City Federal Reserve produces a monthly index of Tenth District manufacturing business activity based on a survey of firms, with values above 50 representing expansion.  After falling 60 percent in April 2020 to a value of 20, the index registered 76 in March 2021.

Some sectors face sweeping structural change. Businesses tied to the goods sector began recovering sooner than those that offer in-person services. Work-from-home orders and public health restrictions boosted demand for housing-related items such as wood products for remodeling or new home construction, and supermarket-related items like laundry detergent and toiletries, while businesses tied to in-person services such as transportation or live entertainment have lagged behind and only recently begun to recover. This disparity is expected to shrink throughout 2021 as government restrictions continue to ease and health concerns with in-person services abate with rising vaccination rates.

Business dissolutions in Colorado. The pandemic has taken a toll on businesses in Colorado, with nearly 38,000 businesses dissolved over the past year, a year-over-year increase of about 6.2 percent, according to the Colorado Secretary of State. However, some entrepreneurs are finding opportunities within the changing landscape, with the number of new business filings with the Secretary of State up by 32.2 percent over the past year.

Monetary Policy and Inflation

Monetary policy remains expansionary, with some emergency programs expiring. Beginning in early March 2020, the Federal Reserve (the Fed) made a number of monetary policy changes in response to the unusual economic impacts of the COVID-19 pandemic. The Fed began by cutting the federal funds rate to zero, implementing a new $700 billion round of large scale asset purchases (also known as quantitative easing), expanding or establishing a number of emergency lending facilities, and easing a number of banking regulations, all in an effort to create additional liquidity and boost economic activity. The Fed has signaled, and this forecast expects, that interest rates will remain near zero through 2022.

Beginning in late March 2020, the CARES Act made additional funding available to the Fed for further monetary policy support, including the creation of the Paycheck Protection Program Liquidity Facility, the Main Street Business Lending Program, and the Municipal Liquidity Facility. These programs were largely designed to purchase debt from businesses and local governments to support additional spending in the economy. The Paycheck Protection Program Liquidity Facility is set to expire at the end of June, and the Main Street Business Lending Program and the Municipal Liquidity Facility were allowed to expire at the beginning of 2021. Additional emergency programs expired at the end of March 2021, including the Primary Dealer Credit Facility and the Money Market Mutual Fund Liquidity Facility.

Inflation shoots above Federal Reserve target, but is expected to moderate throughout 2021. At the national level, inflationary pressures spiked in April and May 2021, rising to 4.9 percent in May over year-ago prices. The recent rise in year-over-year prices reflects growth from pandemic lows, and price pressures remain below historical inflation. Key drivers of the increase were energy prices and vehicle costs, which boosted the transportation component to 19.7 percent above year-ago prices. The increase in energy prices largely reflects the recovery from the sharp drop in energy prices at the outset of the COVID-19 crisis, as well as temporary supply disruptions. Higher vehicle costs have resulted from curtailed vehicle production during the COVID-19 crisis, a shortage of computer chips required for new vehicles, and increased fuel prices. These price increases are expected to moderate in future months as supply and demand mismatches abate in both sectors.

Bi-monthly data for the Denver-Aurora-Lakewood combined statistical area suggest a similar trend as that of the U.S. city average.

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Headline inflation for U.S. urban consumers is expected to rise by 2.9 percent in 2021 and 1.8 percent in 2022. Similarly, headline inflation in the Denver-Aurora-Lakewood combined statistical area is forecast at 3.1 percent in 2021 and 2.0 percent in 2022.

A shift to average inflation targeting will likely result in more dovish monetary policy in the near future. In August 2020, the Fed announced it would adopt a new policy framework of average inflation targeting to guide future interest rate decisions. Rather than maintaining a strict inflation target of 2 percent, the Fed will target an average inflation rate of 2 percent over a period of years, allowing for periods of below-target inflation to be offset by periods of above-target inflation. This new framework will likely result in the Fed maintaining lower interest rates for longer during the next expansion. Relatedly, the Fed announced that it will be more responsive to periods where employment falls below full employment, compared to periods where employment is in excess. Taken together, these decisions suggest that the Fed will place greater near-term emphasis on the full employment portion than the stable prices portion of its dual mandate.

Real Estate and Construction Activity

Residential real estate remains red hot in many areas. Extremely low housing inventories and ongoing demand continue to push home prices higher in many areas of the U.S., including most areas in Colorado. Pandemic-related uncertainty has held many homeowners back from selling, resulting in a shortage of homes for sale. New home construction, as measured by the number of residential housing permits, continues to rise. Yet, in most areas of the state and nation, the new inventory continues to fall short of demand. For additional information on housing prices and construction across regions of the state.

Population growth and residential construction activity are coming into balance. In recent years, new construction activity has started to catch up with population growth in Colorado. Housing permits, including both single and multi-family units, averaged about 45,000 units over the past three years.  Net migration to the state is expected to average about 44,000 new residents per year over the next three years, and natural population growth (births minus deaths) to average 22,500 people per year. This equates to a ratio of about 1.5 additional people for each new housing unit. Over the past decade, the ratio was closer to 2.6 new people for each new unit. The average household size in Colorado is 2.5 people per home, suggesting that new construction activity may begin to better satisfy elevated demand for homes in the state.

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Ongoing demand and favorable financing conditions will sustain strong residential construction activity throughout the forecast period. The number of residential permits is expected to increase 14.5 percent in 2021 and 0.3 percent in 2022. Homebuilding in Colorado is expected to remain weighted toward single family units.

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While home prices are expected to rise in 2021, housing prices are expected to level off in most areas of the state in coming years, as additional inventory comes online, and demand wanes with higher interest rates and home prices.

Nonresidential construction activity faces an uphill climb. U.S. nonresidential construction activity receded during 2020 and worsened through the first quarter of 2021. In March, nonresidential construction spending was down 7.4 percent from year-ago levels. Sectors that were directly impacted by the pandemic continued to fare the worst, with double-digit declines recorded for lodging (down 23.3 percent) and amusement and recreation (down 13.8 percent). Spending on educational (down 6.4 percent), health care (down 5.2 percent), commercial (down 9.3 percent), and office (down 3.7 percent) structures was also down. The pandemic-related economic slowdown has impacted private construction more than public activity, but public construction spending was also down by 5.1 percent from March 2020 to March 2021. Colorado experienced a similar pullback in activity, with the value of nonresidential construction contracting by 7.4 percent between 2019 and 2020.

Investors in commercial real estate anticipate a bumpy road ahead. Demand for hotels and other lodging is not expected to return to 2019 levels until beyond the current forecast period. Likewise, the shift toward remote work has dampened the outlook for office space, where real estate values are deteriorating. Low demand is expected to suppress construction activity in these areas, suppressing headline figures despite growth opportunities in other areas, including warehouses and industrial space. Differences across the nation are expected to be less pronounced than differences across property types, though urban retail space and storefronts have generally suffered larger hits than similar properties in the suburbs.

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The value of nonresidential construction starts in Colorado is expected to decline 15.5 percent in 2021 before growing 5.3 percent in 2022. Low demand and cautious behavior among investors will keep activity below pre-pandemic levels throughout the forecast period.

Global Economy and International Trade

The global economy continues to improve, with the impacts of the pandemic much less severe than initially expected as nations across the globe adopted unprecedented economic policies to offset the pandemic impacts. Despite better than expected performance in 2020, the pandemic increased economic disparities between many advanced and developing countries.

Pandemic-related patterns of economic performance in the U.S. have been seen in many other countries. For instance, labor force participation has significantly decreased in both advanced and developing economies. Further, consumers globally shifted spending away from many services, while maintaining demand for goods. Like many areas within the U.S., tourism-based economies were severely affected by the pandemic, and countries that rely on commodity exports faced challenges from supply-chain disruptions. As nations emerge from the pandemic at different times, they will likely experience a similar array of challenges to those currently posed for the U.S., such as volatile commodity and asset prices, structural shifts in labor markets, and changing consumer behavior.

According to the International Monetary Fund (IMF), global growth continues to exceed expectations, leading to upward revisions to expectations once again in the latest April 2021 World Economic Outlook. The IMF also revised its 2020 estimate up, reflecting a 3.3 percent contraction. The global growth projection improved, to 6.0 percent and 4.4 percent for 2021 and 2022, respectively. Additionally, the IMF now views risks to the forecast as balanced in the near term, with more upside risk in later years. In addition to COVID-19 related risks, downside risks include risks to financial markets as central banks reassess policy support, extended damage and slow productivity growth emerging from the pandemic, and renewed trade protectionism. Upside risks include faster than expected vaccine production and rollout and a larger than expected impact from the strong policy responses around the globe.

U.S. and global trade volumes increasing, while trade in services still lags. In April 2021, the IMF reduced its estimate of the magnitude of the contraction in world trade volume for 2020, to 8.5 percent from 9.6 percent in January. The IMF still anticipates only a partial recovery in 2021 as trade volumes are forecast to increase 8.4 percent. Global trade volumes are expected to improve further in 2022, growing by another 6.4 percent. Trade growth will be fueled mainly by shipments of goods while trade in services lags. Ongoing travel restrictions, reduced tourism, and reduced business travel will continue to weigh on trade in services.

U.S. trade volumes improved over the latter half of 2020 and the first quarter of 2021. According to data from WiserTrade, exports were up by 1.9 percent year-to-date and imports increased by nearly 12 percent. Trade volumes in the first quarter were up for most of the nation’s largest trade partners, including Mexico, Canada, China, and South Korea. However, trade volumes were down and continued to lag for several partners including Japan, Germany, and the United Kingdom. The boost to U.S. trade activity was largely due to resurging activity with China. In the first quarter, imports from China were up more than 49 percent year-to-date and exports were up more than 58 percent over the same period. In total, about 68 percent of improved U.S. trade volume year-to-date was attributable to trade with China.

Colorado imports up significantly, while exports start the year down. In the first quarter of the year, Colorado’s imports were up significantly, rising by 11.5 percent year-to-date over year-ago levels. Nearly two-thirds of the increase in import volume was due to rebounding activity from Canada and China. Colorado’s largest import commodity is crude oil from Canada. A return to work and travel boosted crude oil imports by 19 percent through the first quarter, year-to-date. Other commodities contributing to the increase in the state’s imports were electronic integrated circuits and spacecraft, aircraft, and launch vehicles.

Colorado’s exports contracted in the first quarter, down more than 18 percent year-to-date. Weak first quarter results followed a strong year in which Colorado’s exports grew 2.3 percent, in contrast to nationwide trends. A key factor in the state’s increased exports was the more than $500 million in spacecraft and launch vehicles exported in 2020, the volume of which offset contractions from many other sectors and from Colorado’s North American trade partners. As spacecraft and launch vehicles fell back to levels more indicative of 2019, increases in exports to large trade partners such as Mexico and Canada, and for many commodities that were impacted by the recession, have not offset the contraction. It may take time for a complete recovery of the state’s exports. The IMF anticipates GDP growth in Canada will not recover until 2022, and the timeline is even longer for Mexico where the contraction was particularly severe, with an estimated decline of 8.2 percent in 2020 GDP.

Energy Markets

Rising economic activity puts upward pressure on energy prices. The continued rise in economic activity and the easing of COVID-19-related public health restrictions have led to increased demand in energy markets. Crude oil prices have risen consistently over the past six months, with the price of West Texas Intermediate increasing from about $38 dollars per barrel in November 2020 to $65 per barrel in mid-May 2021. Crude oil stocks have been relatively stable through 2021, after declining sharply in the second half of 2020 as demand outspent supply and drove an increase in oil prices. Natural gas prices spiked in late 2020 as a result of an intense cold snap that drove up demand for heating while interrupting supply lines. Henry Hub natural gas prices, excluding the spike in February, have been relatively flat, rising marginally in May to $2.93 per million Btu. Prices are expected to increase further in 2021, averaging $3.17 per million Btu in 2021.

Oil production levels off nationally, continues to decline in Colorado. Oil production in both the U.S. and Colorado remain well below pre-pandemic levels, as low demand for gasoline and jet fuel caused prices to sit below profitable levels for producers for much of 2020. Despite the recent uptick in prices, U.S. production is expected to remain subdued in 2021, before beginning to increase again in 2022. The oil and gas drilling rig count in Colorado remains about one-half of the count in January 2020, although six rigs have recently come online. Additional pressure came from regulatory uncertainty for Colorado oil and gas producers, as the Colorado Oil and Gas Conservation Commission set rules to implement Senate Bill 19-181. Colorado oil production is expected to continue at subdued levels through 2021 before picking back up on stronger demand and prices, while associated natural gas production will rise along with oil production.

Agriculture

Conditions in Colorado’s agricultural economy continue to improve, buoyed by surging crop prices, receding drought in much of the state, and continued government aid, although the pace of recovery was notably slower for livestock producers and for producers in areas still impacted by severe drought. Farm income and agricultural credit conditions strengthened for the second consecutive quarter in the Federal Reserve’s Tenth District, which includes Colorado,2 supported by record-low farm loan interest rates.

Grain prices surge while livestock prices lag. Grain prices, led by corn, have surged to multi-year highs early in 2021, while livestock prices are still below pre-pandemic levels. In Colorado, corn prices reached a seven-year high of $4.95 per bushel in March, pushing 12-month average prices up 26.1 percent on a year-to-date basis. Similarly, wheat prices reached a six-year high of $5.15 per bushel as of March, pushing average prices up 19.7 percent on a year-to-date basis.

Drought conditions recede, but the Western Slope remains dry. The southwestern United States, including Colorado’s Western Slope, continues to suffer from drought, while spring brought substantial relief to the eastern half of the state. In February 2021, 100 percent of the state suffered from moderate to exceptional drought, according to the U.S. drought monitor. That area shrunk to 49 percent of the state by June 2021, but much of the western half of the state is still in extreme to exceptional drought. The continued dry conditions have contributed to record-low stream flows and high risk of fire, following a 2020 fire season in which three of the largest wildfires in Colorado history burned in the state.

Government aid supports farm income. U.S. farm income hit a nine-year high in 2020, largely due to record levels of government payments to farmers. The Coronavirus Food Assistance Program (CFAP 1 and CFAP 2) provided $30 billion in financial assistance to agricultural producers facing market disruptions and losses due to COVID-19. In March 2021, the USDA announced the Pandemic Assistance for Producers Initiative to address gaps in previous aid and assist socially disadvantaged farmers and ranchers. CFAP 2 was reopened in April 2021, with Colorado producers receiving $215.2 million by June 2021. Top supported commodities in Colorado included cattle; corn; sales commodities including specialty crops, aquaculture, nursery, and floriculture; wheat; and milk.

Summary

The economy continues to recover from the pandemic-recession, with public health restrictions and COVID-19 concerns easing amid the ongoing vaccine rollout. The economic recovery remains uneven as spending and employment in sectors tied to in-person services remain subdued. Supply and demand mismatches are expected to be temporary, but signal a recovery marked by fits and stimulus-supported starts. While uncertainty remains elevated, many of the downside risks associated with the COVID-19 pandemic have eased over the past year.

Risks to the Forecast

Several factors could result in either stronger or weaker economic activity than forecast. Risks to the forecast remain elevated but have shifted since the March forecast on ongoing vaccinations, continued support from federal stimulus, and the reawakening of consumer demand for pre-pandemic activities.

Downside risks. The most sizeable downside risk to the economic outlook concerns the course of the ongoing recovery. To the extent that emerging supply and demand mismatches lead to more lasting disruptions, the recovery may continue to be choppy and subdued in some areas for longer than expected. Rising energy and other prices and unprecedented stimulus coupled with accommodative monetary policy pose upside inflationary risks, raising the potential for financial market volatility, economic overheating, and earlier-than-expected interest rate hikes by the Fed to snuff out inflationary pressures. The vaccine rollout may stall well below the hoped-for threshold for herd immunity in many areas. It remains unclear to what extent or whether the slow-down in vaccination rates will impede economic activity, particularly once colder weather returns. Over the medium and long term, additional risks include economic shocks as the effects of fiscal stimulus eventually wear off, elevated levels of corporate debt, gaps in workforce skills and training, and income inequalities that may constrain labor market growth and consumer activity. Additionally, recent cybersecurity incidents have disrupted operations at several high-profile firms. These attacks pose an ongoing threat to key U.S. industries.

Upside risks. The most sizeable upside risk to the current forecast is the passage of a federal infrastructure spending package, which could accelerate the recovery, boosting job growth and incomes. While spending and employment in industries hardest hit by shutdowns remain below pre-pandemic levels, a faster rebound in these sectors could accelerate the recovery. A post-pandemic boom in spending on services could promote business expansion and lift economic growth more quickly back to or above pre-recession trend levels. Pandemic-related shifts toward remote work, technological change, and simpler, more localized supply chains could result in stronger productivity gains and economic growth in the longer term.

STATE FINANCIAL INFORMATION

The State Treasurer

The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer’s care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the “State Treasury”), which  receives  all State  moneys collected  by or  otherwise  coming  into  the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law. Every officer, department, institution and  agency  of  the  State  (except  for  certain  institutions  of higher education)

charged with the responsibility of collecting  taxes,  licenses,  fees  and  permits  imposed by law and of collecting or accepting tuition, rentals, receipts  from the sale of property, and  other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller (the “State Controller”). The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer’s credit in lieu of transmitting such moneys to the State Treasury.

The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute.  All interest derived from the deposit and investment of State moneys must be credited to the General Fund unless otherwise expressly provided by law.

Taxpayer’s Bill of Rights

General. Article X, Section 20 of the State Constitution, entitled the Taxpayer’s Bill of Rights and commonly known as “TABOR,” imposes various fiscal limits and requirements on the State and its local governments, excluding “enterprises,” which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.

TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on “fiscal year spending” as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State “multiple fiscal year direct or indirect ... debt or other financial obligation.”

Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the “TABOR Reserve”), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Appropriation Bill (the “Long Bill”) designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The TABOR Reserve requirements for Fiscal Years 2020-21- through 2022-23 have been estimated to be $446.2 million, $434.4. million, $465.7 million and $491.8 million respectively.

Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property sales.

The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the “ratchet down effect” whenever there is a decline in TABOR revenues. The ratchet down effect occurs because each year’s TABOR limit is calculated based on the lesser of the prior year’s TABOR revenues or the prior year’s TABOR limit. In a year in which the State’s TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year’s TABOR limit. Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters.  The State experienced the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.

Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State’s finances. One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated “Referendum C,” was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S. The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06. It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or “ESRC,” as a voter-approved revenue change under TABOR that now serves as the limit on the State’s fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, being the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law. However, per SB 17-267, the ESRC for Fiscal Year 2018-19 was to be an amount equal to (i) the ESRC for Fiscal Year 2017-18 calculated as provided above (ii) less $200 million. For subsequent fiscal years, the ESRC is to be calculated as provided above utilizing the ESRC for Fiscal Year 2018-19 as the base amount.

SB 17-267 also (i) replaced the Hospital Provider Fee with the Healthcare Affordability and Sustainability Fee, making such fee exempt from TABOR as it is collected by a new enterprise created by SB 17-267 within the Department of Health Care Policy and Financing; (ii) exempted retail marijuana from the 2.9% State sales tax, which resulted in less revenue subject to TABOR in Fiscal Years 2018-19 and thereafter; and (iii) extended and expanded the income tax credit for business personal property taxes paid, which was projected to reduce income tax collections in Fiscal Years 2018-19 and thereafter, but was offset in part by the distribution of a portion of the special sales tax on retail marijuana sales to the General Fund on an ongoing basis.

As a result of Referendum C, the State was able to retain various amounts in excess of the previously applicable TABOR limit in Fiscal Years 2005-06 through 2013-14, and no refunds were required because such revenues were below the ESRC. In Fiscal Year 2014-15, TABOR revenues exceeded the TABOR limit and resulted in the State being $150.0 million above the ESRC, thus triggering a TABOR refund. TABOR revenues again exceeded the TABOR limit in Fiscal Years 2015-16 and 2016-17 but were below the ESRC, and in Fiscal Year 2017-18, TABOR revenues exceeded the TABOR limit and resulted in the State being $18.5 million above the ESRC, again triggering a TABOR refund. State revenues subject to TABOR exceeded the Referendum C cap by $428.3 million for Fiscal Year 2018-19, but they did not exceed the Referendum C cap in Fiscal Year 2019-20. State revenues subject to TABOR are not forecasted to exceed the Referendum C cap in Fiscal Years 2020-21 and 2021-22..

SB 17-267 also changed the TABOR refund mechanisms. Under prior law, the means by which revenues in excess of the ESRC could be refunded to taxpayers included: (i) a sales tax refund to all taxpayers, (ii) the earned income tax credit to qualified taxpayers and (iii) a temporary income tax rate reduction, with the particular refund mechanism used to be determined by the amount that needs to be refunded. Per SB 17-267, beginning with Fiscal Year 2017-18, there was added as the first refund mechanism the amount reimbursed by the State Treasurer to county treasurers in the year of the TABOR refund for local property tax revenue losses attributable to property tax exemptions for qualifying seniors and disabled veterans.

Referendum C also created the “General Fund Exempt Account” within the General Fund, to which there is credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C. Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to  be  necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation Strategic Transportation Project Investment Program.

Voter Approval to Retain and Spend Certain Marijuana Taxes Associated with Proposition AA. At the general election held on November 3, 2015, the State’s voters authorized the State to retain and spend $66.1 million in sales and excise taxes on the sale of marijuana and marijuana products (“Marijuana Taxes”) authorized by Proposition AA approved by the State’s voters in November of 2013 that otherwise would have been subject to a required refund to taxpayers in Fiscal Year 2015-16 pursuant to TABOR. House Bill (“HB”)  15-1367,  which referred the measure  (Proposition  BB) to the State’s voters, also provides for the allocation of the  retained  amount  for  public  school  capital  construction, for various purposes such as law enforcement, youth programs and marijuana education and prevention programs and for use by the General Fund for any purpose. SB 17-267 increased the special sales tax on retail marijuana sales from 10% to 15% effective July 1, 2017.

State Funds

The principal operating fund of the State is the General Fund. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The State also maintains a large number of statutorily created special State funds for which specific revenues are designated for specific purposes.

Budget Process and Other Considerations

Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor’s office, for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the “JBC”), as described below. In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may make recommendations to the JBC for their own budgets.

Phase II (Legislative). The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill  includes:  (i) General  Fund  appropriations, supported  by  general  purpose  revenue  such  as taxes; (ii) General Fund Exempt appropriations primarily funded by TABOR-exempt or excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants, transfers and departmental charges for services; (iv) reappropriated amounts funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended that are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences. The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation.  The Governor’s vetoes are subject to override by a two-thirds majority of each house of the General Assembly.
Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations.  Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.

Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the “Unappropriated Reserve”), which may be used for possible deficiencies in General Fund revenues. Unrestricted General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation, unless they are obligated by statute for another purpose. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.

The OSPB March 2021  Revenue Forecast states that the State ended Fiscal Year 2019-20 with reserves of $1,825.2 million (preliminary), being $1,462.8 million above the 3.07% Unappropriated Reserve requirement applicable to such Fiscal Year, and forecasts that the State will end Fiscal Year 2020¬21 with reserves of $3,249.7 million, being $2,947 million above the 2.86% Unappropriated Reserve requirement currently applicable to such Fiscal Year. These figures are based on revenue and budget information available when the OSPB March 2021 Revenue Forecast was completed, and as such are subject to change in subsequent OSPB revenue forecasts based on new information on revenue and expenditures.

Expenditures; The Balanced Budget and Statutory Spending Limitation. The State Constitution mandates that expenditures for any Fiscal Year may not exceed available resources for such Fiscal Year. Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S. For the Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year).

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations may also be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

Fiscal Year Spending and Emergency Reserves. Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain a TABOR Reserve.

State Budget and Revenue Outlook

The following discussion is based on the Economic and Revenue Forecast dated June 18, 2021 prepared by the Colorado Legislative Council Staff Economics Section.

General Fund Budget Overview

The General Fund is expected to end the current fiscal year with a 26.5 percent reserve, $2.6 billion higher than the statutorily required 2.86 percent reserve. The projected year-end reserve is $350 million lower than what was expected in March, as increased revenue expectations were more than offset by the TABOR refund obligation and increased appropriations and transfers.

Legislation passed since the March 2021 forecast increased appropriations by $393.7 million and increased net transfers from the General Fund by $1.1 billion. General Fund revenue is projected to grow 11.4 percent in FY 2020-21 relative to year-ago levels, reflecting surprisingly strong income tax collections given the economic impacts of the pandemic. Relative to the March forecast, revenue expectations were increased by $1.6 billion. Most revenue sources exceeded expectations, though individual income taxes reflected the largest share of the increase on stronger-than-expected 2020 regular filing payments.

The TABOR limit is expected to restrict the amount of revenue the state can retain and spend beginning in FY 2020-21. On higher revenue expectations for both General Fund revenue and cash funds revenue subject to TABOR, revenue is projected to exceed the Referendum C cap by $551.4 million in FY 2020-21. The TABOR surplus amount is set aside in the year in which it is collected and refunded in the following year. Because the state over-refunded the FY 2018-19 surplus by an estimated $111.2 million, $440.2 million will be refunded to taxpayers in FY 2021-22.

FY 2021-22.  The General Fund is expected to end FY 2021-22 with a 27.9 percent reserve, $1.8 billion higher than the statutorily required 13.4 percent reserve. This amount incorporates the passage of the FY 2021-22 budget package and other bills impacting appropriations, as well as legislative increases to net transfers from the General Fund totaling $693.0 million, and the SB 21-226 increase in the reserve requirement from 2.86 percent to 13.4 percent.

The ongoing economic expansion from the COVID-19 recession will increase General Fund revenue collections by a projected 3.7 percent above year-ago levels. Relative to the March forecast, revenue expectations were increased by $1.1 billion on higher than expected collections year-to-date in FY 2020-21.

Revenue is projected to exceed the Referendum C cap by $658.2 million in FY 2021-22, resulting in a TABOR refund of an equal amount in FY 2022-23.

FY 2022-23.  Te General Assembly is expected to have $3.2 billion, or 22.1 percent, more to spend or save in FY 2022-23 than in FY 2021-22. This amount assumes current law obligations for FY 2022-23, including transfers and rebates and expenditures, as well as a 15.0 percent reserve requirement under SB 21-226. The $3.2 billion amount is a cumulative amount based on prior year revenue expectations and the budget situation in FY 2021-22. Any changes in revenue expectations or changes made to the budget for FY 2021-22 will carry forward into FY 2022-23. The $3.2 billion amount holds FY 2021-22 appropriations constant and therefore does not reflect any caseload, inflationary, or other budgetary pressures.

General Fund Transfers to Transportation and Capital Construction

General Fund contributions to transportation. Legislation enacted in 2021 directed one-time transfers totaling $154.0 million from the General Fund to the State Highway Fund for FY 2020-21. Senate Bill 21-260 directs an additional $170.0 million transfer to the State Highway Fund in FY 2021-22.

For FY 2022-23 through FY 2025-26, SB 21-260 requires transfers from the General Fund to the State Highway Fund and the Multimodal Transportation and Mitigation Options Fund depending on the amount of revenue retained as a result of the TABOR limit adjustment in the bill. This forecast projects that the entire $115 million transfer will be made in FY 2022-23, with no additional transfer requirement thereafter. The bill also repealed an ongoing obligation for $50 million annual transfers from the General Fund to the State Highway Fund beginning in FY 2022-23. Finally, the bill creates new blocks of ongoing transfers to begin in FY 2024-25, beyond the current forecast period.

State Education Fund

The Colorado Constitution requires the State Education Fund to receive one-third of 1 percent of federal taxable income, as modified by law,  of individuals, estates, and corporations. In FY 2020-21, the State Education Fund is expected to receive $752.8 million as a result of this requirement, with higher amounts in the following year resulting from growth in taxable income among Colorado taxpayers.

In addition, the General Assembly has at different times authorized the transfer of additional moneys from the General Fund to the State Education Fund. Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade public education. The 2020 school finance act, House Bill 20-1418, includes a one-time $6.4 million transfer to the State Education Fund from multiple cash funds in FY 2020-21. In addition, House Bill 20-1420 includes a transfer of $113 million in FY 2020-21 and $23 million in FY 2021-22 to the State Education Fund, and Senate Bill 21-208 includes a transfer of $100 million in FY 2021-22.

Finally, Proposition EE, which was approved by voters in the November 2020 election, also transfers new revenue from increased cigarette, tobacco and nicotine taxes to the State Education Fund for three fiscal years. These amounts are currently estimated at $2.0 million in FY 2020-21, $127.1 million in FY 2021-22, and $122.6 million in FY 2022-23.

Fiscal Policies Dependent on Revenue Conditions

Certain fiscal policies are dependent upon forecast revenue conditions. These policies are summarized below.

Partial refundability of the conservation easement tax credit is expected to be available for tax years 2021 through 2023. The conservation easement income tax credit is available as a nonrefundable credit in most years. In tax years when the state refunds a TABOR surplus, taxpayers may claim an amount up to $50,000, less their income tax liability, as a refundable credit. The state did not collect a TABOR surplus in FY 2019-20. This forecast expects a TABOR surplus in each of FY 2020-21, FY 2021-22, and FY 2022-23. Therefore, partial refundability of the credit is expected to be available for tax years 2021, 2022, and 2023.

Contingent transfers for transportation. Senate Bill 21-260 created conditional General Fund transfers for transportation between FY 2022-23 and FY 2025-26. The transfer amount each year is limited to one-half of the amount of revenue retained as a result of the Referendum C cap adjustment in the bill, and total transfers across all four years are limited to $115.0 million. Based on this forecast, the state is expected to retain $240.5 million as a result of the Referendum C cap adjustment in FY 2022-23, enough to fully fund the $115.0 million transfer. Of the transfer amount, 94 percent is credited to the Multimodal Transportation and Mitigation Options Fund, and 6 percent is credited to the State Highway Fund.

Contingent transfers for affordable housing. House Bill 19-1322 created conditional transfers from the Unclaimed Property Trust Fund (UPTF) to the Housing Development Grant Fund for affordable housing projects for three fiscal years. House Bill 20-1370 delayed the start of these contingent transfers until FY 2022-23. The transfers are contingent based on the balance in the UPTF as of June 1 and the Legislative Council Staff June 2023 and subsequent June forecasts. For the fiscal year in which a relevant forecast is published, if revenue subject to TABOR is projected to fall below a “cutoff” amount equal to the projected Referendum C cap minus $30 million dollars, a transfer will be made. The transfer is equal to the greater of $30 million, or the UPTF fund balance. Based on this forecast, no transfer is expected for FY 2022-23 as revenue subject to TABOR is expected to come in well above the cutoff amount.

TABOR Outlook

State revenue fell short of the TABOR limit for FY 2019-20, and no refund is required in the current FY 2020-21. State revenue is projected to exceed the Referendum C cap in each of FY 2020-21, FY 2021-22, and FY 2022-23, creating a state obligation for TABOR refunds to taxpayers in each of FY 2021-22, FY 2022-23, and FY 2023-24.

FY 2020-21. State revenue subject to TABOR is projected to total $16.19 billion, $551.4 million more than the Referendum C cap. Relative to the March forecast, expectations for General Fund and cash fund revenue subject to TABOR were increased by a total of $1.72 billion. Expectations for the Referendum C cap were increased by $225.0 million following the passage of Senate Bill 21-260, which reversed a reduction made to the FY 2017-18 Referendum C cap in Senate Bill 17-267.

Through May 2021, the State Controller reports that the state has over-refunded prior TABOR surpluses by $111.2 million. The most recent TABOR surplus was collected in FY 2018-19 and triggered a temporary income tax rate reduction for the 2019 tax year. Because taxable income for 2019 exceeded forecasts used to estimate the cost of the rate reduction, more revenue was refunded than required. Under current state law, any outstanding over-refund reduces the amount required to be refunded when the state next collects a TABOR surplus. Accordingly, the TABOR refund obligation for FY 2020-21 is estimated at $440.2 million.

FY 2021-22. State revenue subject to TABOR is projected to total $16.65 billion, $658.2 million more than the Referendum C cap. Relative to the March forecast, expectations for state revenue subject to TABOR were increased by $1.12 billion. Expectations for the Referendum C cap were increased by $137.4 million, reflecting the partially offsetting impacts of SB 21-260, explained above, and the lower-than-

expected Colorado population count in the 2020 decennial census. Following each decennial census, the census population counts are used instead of population estimates for purposes of calculating the growth factors for the TABOR limit. In the March forecast, the population growth estimate used for calendar year 2020 was 0.9 percent based on available estimates at that time. The 2020 decennial census count for Colorado’s population exceeded the 2019 estimate by only 0.3 percent. Therefore, the population contribution to the FY 2021-22 TABOR limit growth factor was reduced accordingly, relative to the March forecast.

The state TABOR refund obligation for FY 2021-22 is estimated at $658.2 million, the same amount as the TABOR surplus. The actual refund obligation will incorporate any over- or under-refund of the FY 2020-21 TABOR surplus.

FY 2022-23. State revenue subject to TABOR is projected to total $17.63 billion, $908.5 million more than the Referendum C cap. The state TABOR refund obligation is estimated at $908.5 million, the same amount as the TABOR surplus. The actual refund obligation will incorporate any over- or under-refund of the FY 2020-21 and FY 2021-22 TABOR surpluses.

Volatile estimates. Estimates of the TABOR surplus and TABOR refund obligation represent the amount by which state revenue subject to TABOR is expected to exceed the Referendum C cap. Therefore, any error in the revenue forecast will result in error of an equal amount in the TABOR refund forecast. For example, if actual FY 2021-22 revenue subject to TABOR exceeds this forecast by $500 million, then the TABOR surplus will likewise exceed this forecast by $500 million.

TABOR refund mechanisms. Current state law includes three TABOR refund mechanisms: property tax exemptions for seniors and disabled veterans, a temporary reduction in the income tax rate from 4.55 percent to 4.50 percent, and the six-tier sales tax refund mechanism based on taxpayers’ incomes. Based on this forecast, all three refund mechanisms are expected to be triggered on for each of tax years 2021, 2022, and 2023.

Refunds made via property tax exemptions reduce an obligation that would otherwise be paid from current year General Fund revenue. Refunds made via the income tax rate reduction and sales tax refund are paid to taxpayers when they file their state income tax returns. These mechanisms are accounted as an offset against the amount of surplus revenue restricted to pay TABOR refunds, rather than as a revenue reduction. Therefore, the General Fund revenue forecast does not incorporate downward adjustments as a result of these refund mechanisms being activated.

General Fund Revenue

This section presents the Legislative Council Staff outlook for General Fund revenue, the state’s main source of funding for discretionary operating appropriations.

FY 2020-21. With eleven months of collections data now available for FY 2020-21, General Fund revenue is expected to increase 11.4 percent and total $14.3 billion in the current fiscal year. About 75 percent of the year-on-year increase is attributable to individual and corporate income tax revenue. For both income tax streams, tax year 2020 filings remitted in March, April, and May significantly exceeded March forecast expectations, which were prepared with minimal data on actual 2020 final payments. The remainder of the increase is attributable to sales, retail marijuana, and tobacco excise taxes.

FY 2021-22. Revenue is expected to increase by 3.7 percent and total $14.9 billion, with most of the increase in individual income, tobacco, and insurance premium taxes. Growth in the largest revenue streams – income and sales taxes – is expected to moderate. The tobacco tax increase is attributable to full-year implementation of the additional voter-approved taxes in Proposition EE, which are initially credited to the General Fund and then distributed to various cash funds. The insurance premium tax increase is attributable in part to tax policy changes enacted in House Bill 21-1312.

FY 2022-23. Revenue growth is expected to return to trend levels, growing 5.6 percent to total $15.7 billion. Most of the increase is expected to arise in individual income and sales tax revenue.

Upward revisions. The revenue outlook was increased by $1.6 billion, or 12.7 percent, for the current FY 2020-21 and by $1.1 billion, or 7.7 percent, for FY 2021-22. Increases are overwhelmingly in expectations for individual and corporate income tax collections. Due dates for tax year 2020 final payments were delayed by a month, such that data on these payments were unavailable at the time of the March forecast. As discussed below, final payments indicate that income taxes sustained less significant losses than expected in 2020. Revisions for FY 2021-22 and FY 2022-23 reflect growth from this higher base amount, as well as revisions to the economic outlook and the fiscal impacts of legislation enacted during the 2021 session.

Risks to the forecast. Risks to the forecast remain significant for both FY 2021-22 and FY 2022-23. Potential fallout (or “scarring”) from the pandemic recession on businesses, employment, and wages elevates downside risk, while a year-long pattern of revenue collections in excess of forecast expectations raises upside risk. In particular, a critical mass of challenges including recent economic volatility, changes to federal and state tax policy and income tax withholding forms, and delayed tax filing deadlines continue to pose unique challenges in the process of translating tax tracking data into a revenue forecast.

Legislative adjustments. This forecast incorporates the estimated fiscal impacts of legislation enacted by the General Assembly during the 2021 legislative session, including legislation that now awaits the Governor’s signature or veto.

Individual Income Tax

Taxable income earned by individuals and non-corporate businesses is taxed at a flat rate of 4.55 percent. Revenue is credited to the General Fund and is subject to TABOR, except that an amount equal to one third of 1 percent of taxable income is transferred to the State Education Fund (SEF) and exempt from TABOR. Individual income tax revenue is the largest source of General Fund revenue, accounting for about 63 percent of revenue to the General Fund in FY 2019-20, net of the SEF transfer.

Individual income tax expectations have been revised upward significantly on much stronger than expected final payments for tax year 2020 alongside upward revisions to the economic outlook. Individual income tax revenue before application of the SEF transfer is expected to close FY 2020-21 at nearly $9.7 billion, an 11.9 percent increase from FY 2019-20, and to grow to $9.9 billion in FY 2021-22 and $10.5 billion in FY 2022-23.

FY 2020-21. For most taxpayers, final payments for tax year 2020 were due on May 15, 2021. While data on final payments are incomplete, available data suggest that net tax receipts for the 2020 tax year exceeded nominal net tax receipts for the 2019 tax year, despite the pandemic recession.

Reduced estimated tax payments, reduced final cash payments, and a significant increase in state income tax refunds were more than offset by the increase in income tax withholding during the 2020 tax year. The rapid increase in wage withholding is inconsistent with estimated wage and salary income, which the U.S. Bureau of Economic Analysis’s preliminary estimates suggest grew by just 1.3 percent during 2020. This forecast attributes the disproportionate increase in tax withholding to:

•	much less severe job losses among high-wage earners, for whom both greater amounts and larger percentages of wage income are taxable;

•	withholding from unemployment insurance benefit payments, which added about $193 million above what would be expected had pre-pandemic levels of withheld benefits persisted over the full year; and

•	changes to the Department of Revenue’s wage withholding instructions to employers, which resulted in a higher share of state income tax withheld from wages for most taxpayers.

With eleven months of data now available, risks to the FY 2020-21 income tax outlook have mostly dissipated. However, revenue may be greater or less than forecast depending on estimated payments for the second quarter of 2021, which are due in June, and on accrual adjustments made after the end of the year.

FY 2021-22. Individual income tax revenue is expected to approach $9.9 billion before application of the SEF transfer. Expectations were revised up by about $830 million relative to the March forecast, mostly on the strength of 2020 final payments and year-to-date payments for 2021. In particular, because 2020 payments show much shallower recessionary impacts on income tax receipts than feared, tax collections are expected to grow from a higher base level than previously forecast.

Some changes in collections observed during the current fiscal year are now expected to persist through the forecast period. The share of wage and salary income represented in withheld tax payments is expected to remain elevated, such that the withholding and refunds components of income tax revenue are both expected to be larger than historical transactions. These changes contribute to forecast risk, as they cause data to differ from historical monthly revenue tracking records used to prepare the forecast and are less indicative of final payments. Therefore, the outlook for FY 2021-22 contains sizable risks to both the upside and the downside.

FY 2022-23. Revenue is expected to increase 6.1 percent and reach nearly $10.5 billion before application of the SEF transfer. Expectations for the year have been upgraded by about $850 million relative to the March forecast, mostly on the strength of 2020 final payments and year-to-date payments for 2021. As for FY 2021-22, the outlook for FY 2022-23 contains risks to both the upside and the downside.

Tax rate. This forecast expects the state TABOR refund obligation for each of FY 2020-21 through FY 2022-23 to be sufficient to trigger a temporary reduction in the income tax rate from 4.55 percent to 4.50 percent for each of tax years 2021, 2022, and 2023. The cost of the rate reduction is accounted as a debit against restricted prior year TABOR surpluses, rather than a reduction in current year revenue. Therefore, the forecast for all fiscal years reflects the application of a 4.55 percent tax rate for budget purposes.

Legislative adjustments. The General Assembly passed several bills with impacts on income taxes during the forecast period. House Bill 21-1311 expanded the state earned income tax credit and activated the state child tax credit, while also restricting the application of federal itemized deductions and qualified business income deductions for the purpose of determining Colorado taxable income. House Bill 21-1233 is expected to increase claims of the tax credit for conservation easement donations, thereby decreasing state revenue. On net, legislation enacted during 2021 is expected to reduce income tax revenue by between $25 million and $45 million annually, because large impacts of legislation in both directions are mostly expected to offset one another.

Corporate Income Tax

Corporate income tax revenue totaled $728.3 million in FY 2019-20, a 20.8 percent drop from the prior fiscal year. The steep decline resulted from the pandemic and related restrictions, which either closed or significantly slowed activity for many businesses. In addition, steep declines in oil prices held back oil and gas industry activity, causing decreases in tax payments.

As of FY 2020-21, the negative impact of the pandemic on corporate income tax revenue broadly appears to have dissipated based on strong year-to-date collections. However, the apparent strength may obscure important differences between industries with some thriving and some continuing to struggle in the pandemic economy. Corporate tax revenue is expected to rebound strongly by 41.8 percent in FY 2020-21 to just over $1.0 billion as the economy emerges from the COVID-19 pandemic. In FY 2021-22, revenue is expected to decrease modestly from this record high as federal stimulus wears off.

Corporate income tax revenue expectations have been continually revised upwards in each quarterly forecast since the COVID-19 pandemic began in March 2020. Revenue expectations for FY 2020-21 were revised upwards by about 45 percent compared to the March forecast, and expectations for FY 2021-22 were revised upwards by 26 percent. Collections have repeatedly exceeded expectations despite the depth of the economic recession, resulting in upward revisions to FY 2021-22 and FY 2022-23. Corporate income tax revenue is volatile, and to the extent that economic performance falls short of or exceeds expectations, revenue will likewise be lower or higher than forecast.

Sales Tax

The 2.9 percent state sales tax is assessed on the purchase of goods, except those specifically exempted, and a relatively small collection of services. Sales tax receipts are expected to increase 6.9 percent to total $3.4 billion during FY 2020-21, after growing by 4.7 percent during FY 2019-20. Revenue growth will slow to 2.2 percent in FY 2021-22 on legislative adjustments and as federal stimulus wears off, and will normalize to trend growth in FY 2022-23, growing by 6.4 percent.

Following the sharp contraction in collections after the onset of the pandemic, collections rebounded through the summer and fall and posted positive growth on a year-over-year basis from June to November. Rising COVID-19 case counts and restricted activity for many businesses impacted retail sales in the last two months of the calendar year, dampening collections from December to January. Following federal stimulus in December 2020 and March 2021, along with improved pandemic conditions and loosened restrictions, sales tax collections surged in April and May. The spring surge put collections on track for the fastest growth posted since FY 2017-18.

Heading into FY 2021-22, growth will be supported by improved activity for many large contributors to the tax base, including restaurants, bars, and accommodations. However, recent legislative changes allowing businesses that provide food and drinking services to retain a portion of collections for COVID-19 recovery will partially offset anticipated growth. Further, personal income growth is expected to slow in FY 2021-22 as the effects of federal stimulus fade and transfer payments to households decrease, muting growth in consumer activity. In FY 2022-23, continued economic expansion is expected to support strong revenue growth, in combination with legislative changes that will further boost sales tax collections.

Out-of-state sales. Legislative and rule changes made during 2019 bolstered sales tax collections from out-of-state, including online, retailers. The Department of Revenue reported that a total of $79.3 million was collected in sales tax revenue from new out-of-state accounts during FY 2019-20. Revenue continues to grow as out-of-state retail activity expands. However, growth is expected to moderate moving into FY 2021-22, as the accelerated move toward online sales during the pandemic eases.

Use Tax

The 2.9 percent state use tax is due when sales tax is owed, but is not collected at the point of sale. Use tax revenue is largely driven by capital investment among manufacturing, energy, and mining firms. Revenue is expected to decrease by 0.3 percent in FY 2020-21, before growing a modest 2.9 percent in FY 2021-22 and 2.1 percent in FY 2022-23.

Use tax revenue fell by 39.1 percent in FY 2019-20 as rules promulgated by the Department of Revenue and legislative changes from HB 19-1240 converted retail use tax collections to sales tax collections. The steep decline in retailers’ use tax appears to have moderated over the last several months, while consumers’ use tax remains stable. This is expected to keep use tax collections growth lower than its historical trend. Modest investments in oil and gas activity and lagging improvement in nonresidential investment activity are expected to moderate growth in use tax collections. However, legislative changes passed in the 2021 session will slightly boost growth rates in FY 2021-22 and FY 2022-23.

Proposition EE Cigarette, Tobacco, and Nicotine Taxes

Proposition EE taxes are collected in the General Fund, transferred to the 2020 Tax Holding Fund, and distributed to fund affordable housing, eviction legal defense, rural schools, tobacco education programs and, in the future, preschool programs. Proposition EE taxes are estimated to total $46.1 million in FY 2020-21 and increase to $183.8 million in FY 2021-22.

Proposition EE was referred to voters under House Bill 20-1427 and approved in November 2020. The measure increased cigarette and tobacco taxes and created a new tax on nicotine products. Beginning January 1, 2021, the cigarette tax increased from $0.84 to $1.94 per pack; the tax for tobacco products increased from 40 percent to 50 percent of manufacturer’s list price (MLP); and the new tax for nicotine products, 30 percent of MLP, was instituted. These tax rates will continue to increase incrementally until FY 2027-28, when they reach $2.64 per pack for cigarettes and 62 percent of MLP for tobacco and nicotine products. Revenue from the new taxes is exempt from TABOR as a voter-approved revenue change.

Cash Fund Revenue

FY 2019-20. Audited figures from the Office of the State Controller indicate cash fund revenue subject to TABOR totaled $2.24 billion in FY 2019-20, a decrease of $201.3 million from the prior fiscal year. The most significant decrease in both dollar and percentage terms was in severance tax collections, which shrank by $123.5 million, or 48.4 percent. The collapse of oil and gas prices in April 2020 and subsequent decline in production activity curtailed severance tax revenue significantly. Transportation-related revenue, the largest source of cash fund revenue subject to TABOR, also declined, contracting by $77.7 million, as demand for motor fuel and vehicle registrations fell April through June on pandemic-related disruptions and reduced travel activity.

Forecast for FY 2020-21 through FY 2022-23. Total cash fund revenue subject to TABOR in the current FY 2020-21 is expected to total $2.22 billion, a further 0.7 percent decline from FY 2019-20. Expectations relative to the March forecast were largely unchanged throughout the forecast period. The crude oil market rout and drop in travel activity are expected to impact several cash fund sources in the current fiscal year. Specifically, revenue to transportation-related and severance cash funds is expected to decline in FY 2020-21 before picking up in FY 2021-22. Other cash fund revenue sources, including gaming and marijuana revenues, are expected to increase in each of FY 2020-21 and FY 2021-22 over year-ago levels. Total cash fund revenue subject to TABOR is forecast to increase by 3.8 percent and 7.0 percent in FY 2021-22 and FY 2022-23, respectively.

Transportation-related revenue subject to TABOR is projected to end FY 2020-21 down 1.1 percent relative to already-low FY 2019-20 levels. Fuel tax revenue sustained a significant blow during 2020 as shifts to remote work depressed commuter traffic, while vehicle registrations recovered as motor vehicle offices reopened. Revenue is expected to increase by 3.5 percent in FY 2021-22 and add another 7.4 percent in FY 2022-23.

Most fuel taxes and vehicle registration fees are credited to the Highway Users Tax Fund (HUTF) and disbursed to the Department of Transportation, the State Patrol, the Division of Motor Vehicles, and to county and municipal governments for transportation purposes. HUTF revenue decreased 3.6 percent in FY 2019-20 and is expected to fall by an additional 0.8 percent in FY 2020-21 on sagging fuel consumption during the pandemic. Fuel tax receipts are expected to rebound in FY 2021-22, but to remain below pre-pandemic peak levels through the forecast period on improving vehicle fuel efficiency and permanent shifts to remote work for some. DMV office closures during the spring of 2020 shifted a portion of FY 2019-20 vehicle registration fee revenue into FY 2020-21, and registrations are expected to fall from this elevated level.

Along with other legislation enacted during the 2021 session, this forecast incorporates Senate Bill 21-260, which awaits the Governor’s signature. The bill has impacts on state revenue subject to and exempt from TABOR, and only its impacts on state revenue subject to TABOR are included in the forecast. Notably, the bill temporarily reduces the road safety surcharge in 2022 and 2023, creates a road usage fee on gasoline and diesel fuel beginning in FY 2022-23, and creates retail delivery fees credited to each of the Highway Users Tax Fund and the Multimodal Transportation and Mitigation Options Fund beginning in FY 2022-23. The bill’s other revenue impacts occur in state enterprises, which are exempt from TABOR.

The forecast also incorporates House Bill 21-1254, which requires holders of temporary registration permits to pay late fees if they fail to register their vehicles by the appropriate deadlines. The bill will increase HUTF revenue from late vehicle registration fees beginning in 2022.

Severance tax revenue, including interest earnings, totaled $131.7 million in FY 2019-20, a decline of 48.4 percent over the previous year. Revenue is expected fall further during FY 2020-21 to negative $4.8 million, before rebounding to $54.9 million in FY 2021-22 and $109.9 million in FY 2022-23. Severance tax revenue is more volatile than other revenue sources due to the boom-bust nature of the oil and gas sector and Colorado’s tax structure.

Severance tax collections from oil and natural gas totaled $111.9 million in FY 2019-20 and are forecast to decline 116.3 percent in FY 2020-21 to negative $18.2 million as refunds eclipse collections. In early FY 2020-21, low oil prices significantly constrained the U.S. oil and gas sector and resulted in production cuts. The ad valorem tax credit is also expected to put downward pressure on collections as property taxes for 2019 were paid on near-historic production levels. Severance taxes will fall to $0 for many oil wells in 2020 through the ad valorem credit, which allows oil and gas producers to deduct any property taxes paid from their severance tax liability.

After falling precipitously in early 2020, oil prices rose from around $40 per barrel in October 2020 to over $60 per barrel in February 2021 and have remained above $60 since mid-April. However, production in Colorado, and the United States, remains subdued. Wells are shut and only 10 rigs are active in the state, down from 26 during September 2019. Regulatory changes for oil and gas drilling are likely to cause a slower bounce back from these low levels. Oil prices are forecast at $61.85 per barrel in 2021, and natural gas prices are forecast at $3.19 per thousand cubic feet in 2021.

Coal severance tax revenue declined 26.1 percent in FY 2019-20 and will decline throughout the remainder of the forecast period as electricity generation continues to transition away from coal to renewable sources and natural gas. Based on current expectations, coal severance taxes are expected to decline 29.9 percent in FY 2020-21 to $1.8 million and decline by an additional 5.1 percent to $1.7 million in FY 2021-22.

Metal and molybdenum mines are expected to pay $2.0 million in severance taxes on the value of minerals produced in FY 2020-21, a decrease of 13.9 percent over FY 2019-20, and $2.1 million in FY 2021-22. The Climax Mine outside Leadville announced plans in 2020 to cut production by 50 percent going forward. Additionally, the Henderson Mine outside Empire is also expected to reduce production based on lower demand for steel and other products that use molybdenum.

Finally, interest earnings on severance tax revenue are expected to total $9.5 million in FY 2020-21 and $9.2 million in FY 2021-22.

Legislation passed in the 2021 legislative session is expected to increase severance tax revenue beginning in FY 2021-22, with changes to tax expenditures for oil and gas producers and coal producers. HB 21-1312 modified the netback deduction for oil and gas producers, which will increase severance tax revenue by an indeterminate amount beginning in FY 2021-22. Additionally, the quarterly coal tonnage exemption and tax credit for underground mine coal production will be phased out between tax year 2022 and 2026. These changes are expected to result in increased severance tax collections beginning in FY 2021-22.

Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. The state limited gaming tax is a graduated tax assessed on casino adjusted gross proceeds, the amount of wagers collected less the amount paid to players in winnings. Casinos on tribal lands in southwestern Colorado are not subject to the state tax.

Most gaming revenue is subject to TABOR. Revenue attributable to gaming expansions enacted under Amendment 50 and, more recently, Amendment 77, is TABOR-exempt. After the adoption of Amendment 77 at the November 2020 general election, voters in Black Hawk, Central City, and Cripple Creek subsequently passed ordinances that removed bet limits and allowed city councils to permit more games. Expanded gaming in each community began on May 1, 2021.

Limited gaming revenue subject to TABOR declined by 35.4 percent to $69.1 million in FY 2019-20, and is expected to grow by 41.2 percent in FY 2020-21 before growing by 10 percent and 3.3 percent in FY 2021-22 and FY 2022-23, respectively. Following closures, most casinos remitted little tax revenue during the last quarter of FY 2019-20. Gaming revenue gradually improved over the latter half of calendar year 2020. In April 2021, revenue surged and was up 17.5 percent year-to-date. Loosening restrictions combined with the passage of Amendment 77 will help to increase casino revenue over the last two months of FY 2020-21. Revenue for FY 2021-22 and FY 2022-23 is expected to grow at a strong pace as the industry recovers from the health and economic crises, and the new bet limits and games take effect. Additionally, a large expansion of the Monarch Casino and Resort recently opened in anticipation of Amendment 77, further boosting the revenue outlook.

House Bill 20-1400 changes the formula used to calculate gaming revenue subject to TABOR. The new formula was created to keep distributions to limited and extended gaming revenue beneficiaries similar to the breakdowns between the two prior to the significant dip in tax revenue. These formulas supersede current statutory distribution formulas until the fiscal year after gaming tax revenues return to pre-pandemic levels. The forecast predicts that revenue will exceed FY 2018-19 levels in FY 2021-22.

Sports betting was legalized in the state after the passage of Proposition DD during the November 2019 election. Betting launched on May 1, 2020, growing rapidly through the latter half of 2020 and into 2021. A forecast of sports betting revenue will be available in future forecasts, once tax collections data for several months become available.

As voter approved revenue, sports betting tax revenue is not subject to the TABOR limit; however, fee revenue is subject to TABOR. A Sports Betting Operations Fee was set at $77,000 for internet operators and $17,900 for retail operators and master licensees to cover a portion of administrative costs. License fees, the sports betting operations fee, and other miscellaneous fees collected during FY 2019-20 totaled $0.6 million, and sports betting taxes totaled $0.3 million. Sports betting activity is growing rapidly and tax collections more than quintupled from the third quarter of 2020 to the first quarter of 2021, totaling $6.3 million in April 2021. Through April, nonexempt FY 2020-21 license and application fees, sports betting operations fees, and other revenue totaled nearly $2.3 million. Sports betting operations fees comprised about 88 percent of this revenue. Sports betting revenue subject to TABOR is included in the Other Cash Funds forecast.

Audited figures from the Office of the State Controller indicate that marijuana tax revenue totaled $347.3 million in FY 2019-20, a 32.1 percent increase from the prior fiscal year. Marijuana tax revenues will continue to grow through the forecast period, reaching $467.3 million in FY 2020-21 and $513.2 million in FY 2021-22. The majority of the revenue from the marijuana industry is voter-approved revenue exempt from TABOR; however, the 2.9 percent state sales tax is subject to the state’s revenue limit.

The special sales tax is the largest source of marijuana revenue and is imposed at a rate of 15 percent of the retail price of marijuana. Special sales tax revenue generated $245.5 million in FY 2019-20. Revenue from the special sales tax has been strong since the beginning of calendar year 2020 and is expected to reach $315.4 million in FY 2020-21, a 28.5 percent increase from the prior year. Revenue is expected to grow through the forecast period, reaching $343.8 million in FY 2021-22 and $355.8 million by FY 2022-23. The state distributes 10 percent of the special sales tax to local governments and retains the rest in the Marijuana Tax Cash Fund, the General Fund, and the State Public School Fund.

The excise tax is the second-largest source of marijuana revenue and is dedicated to the BEST Fund for school construction. However, for FY 2020-21 only, HB 20-1418 requires the first $40 million in excise tax revenue go to the BEST Fund, with the remainder going to the State Public School Fund.

In FY 2019-20, the excise tax generated $88.5 million, a 50.1 percent increase from the prior year. Robust demand for marijuana products will continue to bolster the excise tax through the forecast period as revenue from marijuana excise taxes is expected to total $135.4 million in FY 2020-21 and $151.6 million by FY 2021-22.

The excise tax is based on the calculated or actual wholesale price of marijuana when it is transferred from the cultivator to the retailer. There is considerable uncertainty about the calculated price due to a lack of available information. The wholesale price bottomed out at $759 per pound of marijuana flower in the fourth quarter of 2018, but has risen to $1,308 per pound in the second quarter of 2021. The wholesale price has faced upward pressure over the past year, as demand for marijuana has increased and supply was negatively affected by the wildfires during 2020. The wholesale price is a significant determinant of excise tax revenue, and it is not clear if the price will continue to increase or fall consistent with downward trends from 2016 to 2019. The wholesale price remains both an upside and downside risk to the forecast.

The 2.9 percent state sales tax rate applies to medical marijuana and marijuana accessories purchased at a retail marijuana store. Medical marijuana sales tax revenue generated $13.3 million in FY 2019-20 and is expected to grow through the forecast period, generating $16.5 million in FY 2020-21 and $17.7 million in FY 2021-22.  Retail marijuana dispensaries remitted the state sales tax on marijuana accessories totaling $1.3 million in FY 2019-20, and this amount is expected to increase moderately in FY 2021-22. Revenue from the 2.9 percent sales tax is deposited in the Marijuana Tax Cash Fund and is subject to TABOR.

Federal Mineral Lease (FML) revenue is the state's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production on federal land and royalty rates between the federal government and mining companies. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue.

FML revenue totaled $62.7 million in FY 2019-20, a 44.9 percent decrease from FY 2018-19. This decrease is attributable to a royalty rate reduction granted by the Bureau of Land Management to the Colowyo coal mine in Routt County, as well as lower oil and natural gas prices and production. This rate reduction was approved for several prior years, causing the Department of Interior to refund revenue from prior years and will reduce distributions to Colorado.

In FY 2020-21, FML revenue is forecast to increase 16.9 percent to $73.3 million. The forecast was revised upward from March as a result of strong collections in recent quarters. Producers are expected to increase production modestly in 2021 due to higher natural gas prices and increased expectations for demand. Natural gas prices fell in 2020, but are expected to increase in 2021 to around $3.19 per thousand cubic feet, up from $2.11 in 2020. Alongside rising natural gas production, FML revenue is forecasted to grow modestly in FY 2021-22 to $74.9 million, before declining to $73.7 million in FY 2022-23.

The Unemployment Insurance (UI) Trust Fund is expected to end FY 2020-21 with a deficit of $996 million, as the high levels of benefits being paid drain the fund without sufficient revenue increases to offset the losses. The fund is not expected to return to solvency within the forecast period.

UI benefits paid remain elevated after seeing an unprecedented increase during the COVID-19-related rapid economic contraction. Benefits paid reached $1.3 billion in FY 2019-20, an increase of 247.1 percent, with nearly $1 billion in the last quarter alone. As a consequence, the fund balance as of June 30, 2020, was almost depleted, triggering a move to the second highest premium rate schedule beginning January 1, 2021. The fund became insolvent in August 2020. When the balance of the UI Trust Fund falls below zero, the federal government requires that another revenue source be found to continue funding the UI program. On August 18, 2020, Colorado began borrowing from the Federal Unemployment Account to fund benefit payments. Loans are currently extended interest free until September 2021. As of June 14, 2021, the state had $1,014.2 million in federal loans outstanding, up from $932.4 million in March.

The amount of UI benefits paid is expected to grow further in FY 2020-21, to $2.0 billion. Benefits paid are expected to fall back to $886 million in FY 2021-22 and to $621 million in FY 2022-23. The forecast benefit amounts include only regular unemployment insurance benefits, as these are the only benefits currently being funded by the state UI Trust Fund under current law. The negative fund balances beginning in FY 2020-21 are expected to result in a shift to the highest rate schedule beginning January 1, 2022. This forecast incorporates the adjustments to fund revenues enacted with Senate Bill 20-207. Namely, the solvency surcharge is suspended for 2021 and 2022, and the chargeable wage base is held constant at $13,600 for 2021. Beginning in 2022, the chargeable wage base will increase incrementally, to $17,000 in 2022 and to $20,400 in 2023. The solvency surcharge will be turned on beginning January 1, 2023. The forecast fund balances do not account for the required federal borrowing to maintain the fund balance at $0 or above.

Fiscal Controls and Financial Reporting

No moneys may be disbursed to pay any appropriations unless a commitment voucher has been prepared by the agency seeking payment and submitted to the central accounting system, which is managed by the Office of the State Controller, a division of the Department of Personnel & Administration. The State Controller is the head of the Office of the State Controller. The State  Controller or his delegate has statutory responsibility for reviewing each commitment voucher submitted to determine whether the proposed expenditure is authorized by appropriation and whether the appropriation contains sufficient funds to pay the expenditure. All payments from the State Treasury are made by warrants or checks signed by the State Controller and countersigned by the State Treasurer, or by electronic funds transfer. The signature of the State Controller on a warrant or check is full authority for the State Treasurer to pay the warrant or check upon presentation.

The State Controller is appointed by the Executive Director of the Department of Personnel & Administration. Except for certain institutions of higher education which have elected to establish their own fiscal rules, the State Controller has statutory responsibility for coordinating all procedures for financial administration and financial control in order to integrate them into an adequate and unified system, conducting all central accounting and issuing warrants or checks for payment of claims against the State. The State Controller prepares a Comprehensive Annual Financial Report, or “CAFR,” in accordance with generally accepted accounting principles (“GAAP”) applicable to governmental entities, with certain statutory exceptions for budget compliance and reporting.

THE STATE GENERAL FUND

The General Fund

The General Fund is the principal operating fund of the State. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The General Fund reported in the State’s Fiscal Year 2010-11 CAFR and subsequent CAFRs includes a large number of statutorily created special State funds that do not meet the GAAP requirements to be presented as Special Revenue Funds. To make the distinction between the statutory General Fund and the GAAP General Fund, the CAFR refers to the statutory General Fund as the General Purpose Revenue Fund. The revenues in the General Purpose Revenue Fund are not collected for a specific statutory use but rather are available for appropriation for any purpose by the General Assembly.

General Fund Revenue Sources

The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products, marijuana, and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.

STATE PENSION SYSTEM

General Description

Overview. The State of Colorado, like most other state and local governments, provides post- employment benefits to its employees based on their work tenure and earnings history. By statute, the State created PERA, which administers cost-sharing, multiple-employer defined benefit plans to provide retirement, death and disability benefits through the State Division Trust Fund (generally for State employees) (the “State Division”), the School Division Trust Fund (for employees of school districts, other than for Denver County School District No. 1 (commonly known as Denver Public Schools), the Local Government Division Trust Fund (for employees of numerous municipalities and other local governmental entities), the Judicial Division Trust Fund (for judges in the State) and the Denver Public Schools Division (for employees of Denver Public Schools). The defined benefit plan for the State Division is referred to herein as the “State Division Plan.”

As described in more detail under the caption “Funding of the State Division Plan” below, the State Division Plan is funded with payments made by the State and by each employee, the amounts of which are determined and established by statute. Benefits provided through the State Division Plan are paid from the State Division Trust Fund. State employees hired after 2005 may, in lieu of participating in the State Division Plan, elect to participate in a defined contribution plan (the “State Division DC Plan”) which is also administered by PERA. However, the majority of State employees participate in the State Division Plan. The State has no obligation to make contributions or fund benefits in Divisions other than the State Division and Judicial Division of PERA.

The majority of State employees participate in the State Division Plan and not in the State Division DC Plan, and the number of judges employed by the State that participate in the Judicial  Division is relatively small in comparison to the number of other State employees.

The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

PERA. PERA is a legal entity created by statute in 1931 that is separate from the State as further described in Article 51 of Title 24, C.R.S. (the “PERA Act”). Management of PERA is vested in a 16- member Board of Trustees (the “PERA Board”). PERA has fiduciary responsibility for several separate divisions, including the State Division, the School Division, the Local Government Division, the Judicial Division and the Denver Public Schools Division. The State represents the majority, but not all, of the State Division employers and employees. Each Division operates as a separate legal trust. PERA also operates two cost-sharing, multiple-employer post-employment benefit plans through the Health Care Trust Fund and the Denver Public Schools Health Care Trust Fund that provide health care premium subsidies to participating PERA benefit recipients who choose to enroll in one of PERA’s health care plans.

Basic Provisions of the State Division Plan

Members of the State Division Plan who meet minimum age and service requirements are eligible to receive a monthly retirement benefit based on their employment and earnings history with the State. Calculation of retirement benefits, and eligibility requirements, differ depending on the employee’s original hire date. In response to funding challenges, the General Assembly has enacted changes to State Division Plan benefits at various times. Some of such changes have been applied prospectively to newly hired employees. As a result, there are several tiers of employee benefits and related provisions that are based on employee hire dates and other factors.

Implementation by PERA of GASB 67

In 2012, GASB issued Statement No. 67, “Financial Reporting for Pension Plans - An Amendment of GASB Statement No. 25” (“GASB 67”), which establishes new standards for financial reporting and note disclosure by defined benefit pension plans administered through qualified trusts, and note disclosure requirements for defined contribution pension plans administered through qualified trusts.

GASB 67 is effective for accounting periods beginning after June 15, 2013, and, accordingly, PERA implemented GASB 67 beginning with the PERA 2014 CAFR.

The objective of GASB 67 as stated therein is to improve financial reporting by state and local governmental pension plans. The requirements of GASB 67 are intended to improve financial reporting primarily through enhanced note disclosures and schedules of required supplementary information. A related statement, GASB Statement No. 68, “Accounting and Financial Reporting for Pensions,” applies  to governmental employers and was implemented by the State beginning with the State’s Fiscal Year 2014-15 CAFR.

GASB 67 establishes a shift in financial disclosure requirements from a funding-based approach to an accounting-based approach. Implementation of GASB 67 requires the preparation of two actuarial valuations, one for funding purposes and one for accounting and financial disclosure purposes.  The purpose of the funding valuation is to guide the PERA Board’s actions necessary to ensure the long-term sustainability of PERA’s trust funds. The funding valuation aids this action by allowing PERA to assess the sufficiency of the current statutory contribution rates and amounts and analyze the sufficiency of future contributions to meet current and future benefit obligations. The actuarial valuation for accounting purposes emphasizes the obligation an employer incurs to employees through the employment-exchange process. The primary purpose of the valuation for accounting purposes is to provide a consistent, standardized methodology that allows comparability of amounts and increased transparency of the pension liability across U.S. pension plans complying with this new reporting standard. To accomplish this, GASB 67 requires a different approach for determining net pension liability as compared to the previously disclosed unfunded actuarial accrued liability, or “UAAL.” Actuarial accrued liability (“AAL”) is the excess of the present value of a pension fund’s total of future benefits (payable to the plan participants) and fund administration expenses over the present value of the future normal cost of those benefits. Unfunded actuarial accrued liability is the difference between the AAL and the valuation assets of the fund

Net pension liability is to be measured as the total pension liability of the plan less the amount of the plan’s fiduciary net position.  Total pension liability is the portion of the actuarial present value of projected benefit payments that is attributed to past periods of plan member service in conformity with the requirements of GASB 67. For purposes of application to the requirements of GASB 67, AAL is the equivalent of total pension liability.  Fiduciary net position equals assets plus deferred outflows of resources and less liabilities and deferred inflows of resources at the end of the plan’s reporting period

Another major change in the new standard is the rate used to discount projected benefit payments. The new standard states the long-term expected rate of return on the investments of the plan should be applied only to available plan assets that are expected to be invested using a strategy to achieve that  return. If there comes a point in the projections when plan fiduciary net position and contributions related to active and inactive employees are no longer projected to be greater than or equal to projected benefit payments related to those employees and administrative expenses (crossover point), then from that point forward the plan will be required to discount the projected benefit payments after the crossover point using a yield or index rate for 20-year, tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher (or equivalent quality on another rating scale).

GASB 67 also enhances the standards for footnote disclosure and required supplementary information for pension plans, including, among other things, disclosing the plan’s net pension liability, ratio of fiduciary net position to total pension liability and actuarial methods and assumptions.

Actuarial Valuations

Many of the measures used to determine and evaluate the financial condition and funding status  of the State Division Plan are based on actuarial valuations. An actuarial valuation is the determination, as of the actuarial valuation date, of the service cost, total pension liability and related actuarial present value of projected benefit payments for pensions performed in conformity with Actuarial Standards of Practice unless otherwise specified by GASB. Actuarial valuations involve estimates of the value of reported amounts and assumptions about the probability of events far into the future, and actuarially determined amounts are subject to continual revision as actual results are compared to past expectations and new estimates are made about the future.

The actuarial valuations for each of PERA’s defined benefit plans, including the State Division Plan, are prepared by PERA’s actuaries based on a set of actuarial methods and assumptions that by State law are the responsibility of the PERA Board. The valuations for the State Division Plan examine the assets of the Plan compared to actuarial liabilities, compare past and future trends and determine the net pension liability of the Plan. The actuarial valuation for funding purposes applies an  asset valuation method that recognizes a four-year smoothed market value of assets for purposes of determining the UAAL, while the actuarial valuation for accounting and financial reporting purposes applies the fair value of assets (determined in conformity with GASB standards) to determine the net pension liability.

The PERA 2019 CAFR states that the PERA Board studies all economic and demographic actuarial assumptions at least every five years and approves changes to those assumptions. Recently, the PERA Board has reviewed the economic assumptions on a more frequent basis. The PERA Board last completed an experience study in 2016.

No assurance can be given that any of the assumptions underlying the actuarial valuations of the State Division Plan will reflect the actual results experienced by the Plan. Variances between the assumptions and actual results may cause an increase or decrease in the actuarial value of Plan assets, the net pension liability of the Plan and other valuation and performance measures determined on the basis of such actuarial valuations.

Funding of the State Division Plan

Statutorily Required Contributions. The State Division Plan is funded with payments made by the State and by each eligible employee as provided in the PERA Act. The State’s contributions to the Plan are based on percentages of employee wages and are set by statute. These contribution percentages are referred to herein as the statutorily required contribution, or “SRC,” of the State.

Effective July 1, 2019, the baseline SRC that is required to be made by the State for most State employees was increased from 10.15% to 10.40% of includable compensation (from 12.85% to 13.10% for State Troopers and Colorado Bureau of Investigation (“CBI”) agents). As required by statute, participants in the State Division Plan are also required to contribute a portion of their wages to the Plan. Per S.B. 18¬200 discussed in the next paragraph, the participant contribution rate is to increase incrementally a total of 2% over a period of three years commencing July 1, 2019, which resulted in an increase in the member contribution rate effective July 1, 2019, from 8.0% to 8.75% of includable compensation (from 10.0% to 10.75% of includable compensation for State Troopers and CBI agents).

The General Assembly enacted legislation in 2004, 2006 and 2010 to gradually increase employer contributions to the State Division Plan by authorizing the Amortization Equalization Disbursement (“AED”) and the Supplemental Amortization Equalization Disbursement (“SAED”) in order to shorten the amount of time over which the unfunded liability of the Plan is amortized. Both the AED and the SAED are paid by the State as contributions to the State Division Plan as a percentage of employee wages, but the SAED payment comes from moneys that would otherwise have been used to provide market-based salary increases to employees. The AED and the SAED applicable to the State Division Plan were effective as of January 1, 2006, and January 1, 2008, respectively, and were each initially payable at the rate of 0.5% of total covered payroll with annual increases in the contribution rate through 2017. As of July 1, 2019, the AED and SAED rates applicable to the State Division Plan were each 5.0%, and the total SRC applicable to the State Division Plan (net of 1.02% apportioned to the Health Care Trust Fund per the PERA Act) was 19.38% of employee wages (22.08% for State Troopers and CBI agents). In addition, S.B. 18-200, enacted by the General Assembly in 2018, provides for automatic adjustments to employee and employer contribution rates within certain statutory parameters so as to stay within the legislation’s 30 year funding goal as discussed in “—Funding Status of the State Division Plan” below. Previously, such adjustments required action by the General Assembly. S.B. 18-200 also provides that effective January 1, 2021, and every year thereafter, employer contribution rates for the State Division Plan are to be adjusted to include a defined contribution supplement.

S.B. 18-200 further requires the State to make an annual direct distribution to PERA of $225 million (actual dollars) from State funds beginning in Fiscal Year 2018-19 and continuing annually on July 1 until there are no unfunded actuarial accrued liabilities in the trust fund of any Division that receives such distribution. PERA is to allocate the distribution to the State Division Trust Fund, the School Division Trust Fund, the Judicial Division Trust Fund and the Denver Public Schools Division Trust Fund based upon the covered payroll of each such Division. However, per H.B. 20-1379, due to the actual and forecast impact of COVID-19 on the State’s revenues in Fiscal Years 2019-20 and 2020-21, this distribution has been suspended for Fiscal Year 2020-21 only, and thus PERA will not receive a direct distribution from the State until the payment scheduled for July 1, 2021.

Changes to the statutorily required contributions to the State Division Plan by the State and its employees, or to other provisions of the Plan, could be made by the General Assembly through future legislative action, which changes could impact the SRC, the funding status and/or the financial condition of the Plan as described herein. The State cannot predict if or when any such legislative changes might be enacted or the impact that any such changes, if enacted, might have on the State Division Plan or the State’s funding obligations with respect to the Plan.

The SRC is paid from the State General Fund as well as from certain federal funds and State cash funds and is typically paid from the same funding source as the employee’s salary and other benefits. Although the rate of the SRC is set by statute, payment of the SRC nevertheless is subject to annual appropriation through the State budgeting process.

Actuarially Determined Contribution. As a result of the shift in financial disclosure requirements under GASB 67 from a funding-based approach to an accounting-based approach, the historical disclosure and use of the annual required contribution1, or “ARC,” as a funding benchmark by PERA was no longer required. Rather, this philosophical shift necessitated the development and use of a plan-specific actuarially determined contribution (“ADC”) benchmark against which to gauge the adequacy of the SRC for the State Division Plan. The ADC represents the amount needed to fund benefits over time, and constitutes a target or recommended employer contribution for the reporting period determined in conformity with (i) Actuarial Standards of Practice based on the most recent measurement available when the contribution for the reporting period was adopted; and (ii) the PERA Board’s funding policies. The ADC for each trust fund is developed annually and reported by management to be used as a benchmark for contributions two years in the future. An ADC deficiency arises when actual employer contributions are less than the ADC, and interest accrues on the ADC deficiency at the plan’s expected long term rate of return.

Change in PERA Funding Policy. In response to the new GASB 67 standards, the PERA Board adopted a revised pension funding policy in March 2015 (and last revised in November 2018) with regard to its trust funds. The purpose of the revised funding policy, as stated in the PERA 2018 CAFR, is to: (i) define the overall funding benchmarks of PERA’s defined benefit pension trust funds; (ii) assess the adequacy of the contribution rates which are set by the General Assembly by comparing these rates to an ADC rate; and (iii) define the annual actuarial metrics that will assist the PERA Board in assessing the sustainability of the plan. The results of these three items are intended to guide the PERA Board when considering whether to pursue or support proposed legislation pertaining to changes in plan contribution and/or benefit provisions.

Historical ADC and State Contributions. The State annually contributes the full amount of the SRC to the State Division Plan; however, these amounts have been less than the applicable ARC or ADC.

The ADC rates, as a percentage of pensionable payroll, are calculated as of December 31 two years prior to the end of the year in which the ADC amounts are reported. The following actuarial methods and assumptions from the December 31, 2017 actuarial valuation were used to determine contribution rates for the year ended December 31, 2019: (i) the actuarial cost method is based on the entry age of participants; (ii) the Plan’s amortization period is based on a level percent of payroll over a 30-year closed period layered 28 years; (iii) for valuation purposes the actuarial value of assets is based on gains and losses smoothed in over a four-year period as permitted by GASB standards; (iv) price inflation is assumed to be 2.40%; (v) real wage growth is assumed to be 1.10%; (vi) salary increases (including assumed wage inflation of 3.50%) are projected to range from 3.50% to 10.45%; (vii) the long-term investment rate of return (net of pension plan investment expense, including price inflation) is assumed to be 7.25%; and (viii) cost of living adjustments for pre-2007 hires are assumed to be 1.50% per year and cost of living adjustments for post-2006 hires are assumed to be financed by the Annual Increase Reserve. Other assumptions include, without limitation, future retiree participation and contribution rates and mortality rates.

Funding Status of the State Division Plan

The State Division Plan currently is significantly underfunded. As discussed in “Funding of the State Division Plan - Statutorily Required Contributions” above, the AED and SAED were implemented in 2006 and 2008, respectively, and other changes were made to the Plan design by SB 10-001, all in an effort to improve the funding status of the State Division Plan. However, investment returns on Plan assets have declined following the global economic downturn that began in 2008. As a result, the actuarial assumptions as to the investment rate of return on Plan assets and the discount rate on actuarially accrued liabilities were lowered by the PERA Board from 8.50% to 8.00% in 2009, to 7.50% at the end of 2013 and to 7.25% as of December 31, 2017, and other economic assumptions, including the amortization period, were changed over this period as well, to reflect actual results and new estimates about the future. Notwithstanding these changes, PERA reported that at December 31, 2016, the State Division Plan a UAAL of approximately $11.644 billion and a funded ratio (i.e., the actuarial value of Plan assets divided by the AAL) of only 54.6%, which UAAL would have amortized over a 65-year period based on contribution rates as of the date of calculation.

In order to address the funding status of PERA’s defined benefit plans, including the State Division Plan, in 2018 the General Assembly enacted SB 18-200 which made changes to the defined benefit plans administered by PERA with the goal of eliminating the UAAL of such plans, and thereby reach a 100% funded ratio for each of such plans, within a 30-year period. Among other things, SB 18-200 phases-in a 2% increase in contribution rates for most employees, suspended the cost of living adjustment for retirees through 2019, changes the definition of salary and highest average salary, reduces maximum annual cost of living adjustments, adjusts employee and employer contribution rates, funds unfunded PERA liability from political subdivisions that terminate their affiliation with PERA and provides for a direct annual allocation to PERA from the State General Fund of $225 million (actual dollars) beginning with Fiscal Year 2018-19, although, per H.B. 20-1379, due to the actual and forecast impact of the COVID-19 pandemic on the State’s revenues in Fiscal Years 2019-20 and 2020-21, this distribution has been suspended for Fiscal Year 2020-21. S.B. 18-200 also provides for automatic adjustments to employee and employer contribution rates, annual cost of living increases and the State’s annual direct contribution to PERA within certain statutory parameters so as to stay within the 30-year funding goal. Previously, such adjustments required action by the General Assembly..

The PERA 2019 CAFR reports that, at December 31, 2019, the actuarial value of assets of the State Division Plan was approximately $14.922 billion and the AAL of the Plan was approximately $25.718 billion, resulting in a UAAL of approximately $10.796 billion, a funded ratio of 58.0% and an amortization period, both before and after consideration of H.B. 20-1379, of 27 years1. The actuarial value of assets of the State Division Plan is determined by using an asset valuation method of smoothing the difference between the market value of assets and the actuarial value of assets over a four-year period to prevent extreme fluctuations that may result from short term or cyclical economic and market conditions. Based on the market value of assets of the State Division Plan, the PERA 2019 CAFR reports that at December 31, 2019, the UAAL of the Plan was approximately $9.898 billion and the funded ratio was 61.5%.

Since contribution rates to the State Division Plan are fixed by statute, unless changes are made to such rates or changes are made to Plan provisions to reduce benefit payments, improvements in the funding status of the State Division Plan are expected to come primarily from increases in investment returns on Plan assets or changes in the actuarial assumptions used to determine the value of Plan assets and the AAL. Changes to contribution rates or other Plan provisions, or the use of alternative Plan funding strategies, would require legislative action by the General Assembly, of which there can be no assurance.

Investment of State Division Plan Assets

State law authorizes the investment of PERA’s funds by the PERA Board, subject to the following limitations:

•	The aggregate amount of investment trust shares, corporate stocks, corporate bonds and convertible debentures cannot exceed 65% of the book value of the fund.

•	Neither common nor preferred stock of a single corporation can exceed 5% of the book value of the fund.

•	The fund cannot acquire more than 12% of the outstanding stocks or bonds of a single corporation.

Implementation of Changes in Pension Accounting Standards Applicable to the State - GASB 68 and GASB 75

GASB Statement No. 68, “Accounting and Financial Reporting for Pensions” (“GASB 68”) is a GASB pronouncement that is related to GASB 67 and applicable to governmental entities, such as the State, that provide their employees with pension benefits. GASB 68 is effective for fiscal years beginning after June 15, 2014, and accordingly has been implemented beginning with the State’s Fiscal Year 2014- 15 CAFR.  GASB 68 revises and establishes new financial reporting requirements for governmental entities, and, among other things, requires cost-sharing employers participating in defined benefit plans to record their proportionate share of the unfunded pension liability.

The State reported a net pension liability in the State’s Fiscal Year 2018-19 CAFR of approximately $13.531 billion at June 30, 2019, compared to a reported net pension liability in the State’s Fiscal Year 2017-18 CAFR of approximately $19.382 billion at June 30, 2018. The amounts presented for each Division were determined as of the calendar year-end that occurred within the Fiscal Year.  There is a difference between the net pension liability for the State reported by PERA and the State in their respective financial statements. The difference results from PERA’s inclusion of employers in the State Division and the Judicial Division which are not included in the State’s financial statement reporting entity. The PERA Board has statutory authority to assign employers to the State Division and Judicial Division that are not part of the State’s financial statement reporting entity as defined by GASB Statement No. 14, as amended by GASB Statements No. 39 and 61. Examples of these employers in the State Division include Pinnacol Insurance, Fire and Police Pension Association and District Attorneys. Denver County Courts is the only Judicial Division employer that is not part of the State’s financial statement reporting entity. The State includes in its financial statements a percentage of the net pension liability reported by PERA in its financial statements for each Division to determine the State’s proportionate share in accordance with requirements of GASB 68.

GASB Statement No. 75, “Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions” (“GASB 75”), is effective for fiscal years beginning after June 15, 2017, and accordingly will be first implemented in the State’s Comprehensive Annual Financial Report for Fiscal Year 2017-18. GASB 75 requires, for purposes of governmental financial reporting, that the State recognize a liability for its proportionate share of the net Other Post-Employment Benefits (OPEB) liability (of all employers for benefits provided through the OPEB plan), i.e., the collective net OPEB liability. The State is also required to recognize OPEB expense and report deferred outflows of resources and deferred inflows of resources related to OPEB for its proportionate shares of collective OPEB expense and collective deferred outflows of resources and deferred inflows of resources related to OPEB. GASB 75 also requires additional footnote disclosures about the pension trust fund in the financial statements.

Current Litigation

The State is a defendant in a number of lawsuits or is subject to potentially be named as a party to lawsuits that are associated with its normal governmental operations. Although the outcomes are uncertain, some of these litigations could involve substantial losses. However, the State believes in most cases that it will not incur a resulting liability that would have a material or adverse effect on the State’s financial condition. Should the State incur a loss through an unfavorable outcome, some of the losses may be covered through liability insurance.

A corrections inmate alleged a corrections officer caused personal injury through the use of excessive force, causing long-term pain and suffering. A case was tried to a jury in March 2018, which returned a verdict in favor of the plaintiff for $6.3 million in damages. The ruling was subsequently set aside in April 2019 in favor of a new trial. The State is preparing to litigate the appeal, and believes there is meaningful potential for an unfavorable outcome.

Further, the State has been named as a defendant related to a claim that it ordered a regulatory taking by prohibiting a corporate entity from legally distributing wastewater. Although the plaintiff seeks $110 million in compensatory damages, a reliable loss or range of loss cannot be estimated at this time. The likelihood of an unfavorable outcome is uncertain.

Taxpayer Bill of Rights (TABOR) Compliance

TABOR is a constitutional measure that limits the State’s annual growth of State revenues or spending to the sum of the annual inflation rate and the annual percentage change in the State’s population.

Two separate lawsuits have been filed challenging the constitutionality of specific fees assessed by the State for certain public services. The plaintiffs allege that the State is not compliant with TABOR and consequently the fees are unconstitutional. One of the entities does not expressly seek a refund of alleged unconstitutionally collected fees, but does request declaratory and injunctive relief. It is estimated that the State’s exposure on this claim is $20 million. In a separate case the plaintiff is seeking in excess of $5.59 billion in damages through Fiscal Year 2019, plus 10 percent interest from Fiscal Year 2011 to present. The likelihood for an unfavorable outcome in both cases is uncertain.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2021, and other reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

The outbreak of a novel strain of coronavirus that can result in a severe respiratory disease, referred to as COVID-19, was first detected in China in 2019. COVID-19 has since spread across the world. In March 2020, the outbreak of COVID-19 was declared a pandemic (the “COVID-19 Pandemic”) by the World Health Organization, as well as a U.S. national emergency and a statewide emergency in the Commonwealth. The responses of governments, business, and individuals to the COVID-19 Pandemic have caused widespread and significant changes in economic activity. Certain sectors of the global, national, and local economies have experienced negative effects due to reduced consumer spending and affected unemployment, as well as government mandated and voluntary responses to mitigate the COVID-19 Pandemic, including school and business closures, event cancellations, and reduced travel. Unemployment in the United States and in the Commonwealth has increased as a result of the COVID-19 Pandemic. There can be no assurances as to the materiality, severity, or duration of the negative economic conditions caused by the COVID-19 Pandemic.

In March of 2021, the United States federal government passed the second version of its Coronavirus Aid, Relief, and Economic Securities (CARES) Act, the Coronavirus Response and Relief Supplemental Appropriations Act of 2021 in response to the unfolding COVID-19 situation.  The CARES Act, as supplemented in 2021, is a $1.9 trillion federal package passed in March of 2021 which includes direct payments to Commonwealth individuals, state government, local governments, and schools. Increased availability of vaccines combined with decreased positivity rates and relaxation of restrictions highlight an improving revenue outlook for the Commonwealth.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the fifteenth state and first state west of the Alleghenies to be settled by pioneers. Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

Kentucky has been quite successful in establishing a diverse economic climate that supports businesses to thrive internationally. In 2019, Kentucky’s total exports reached an all-time high with $33.1 billion in goods and services shipped abroad, a 4.0 percent increase from one year prior. Ranking number one in bourbon exports, vehicle production per capita, and foreign direct investment jobs, the Commonwealth boasts a positive economic environment. While best known for its signature bourbon and equine industries, Kentucky heritage is also deeply rooted by the automotive, manufacturing, aerospace, primary metals, logistics, chemicals, healthcare, plastic and rubber industries.

Debt Structure

Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state’s electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality’s electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee’s obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Budgetary Process in the Commonwealth

General. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial State Budget (the “State Budget”) to the General Assembly during the legislative session held in each even numbered year. State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of, premium, if any, and interest, when due, on obligations that are subject to appropriation.

Fiscal Year 2018

The Commonwealth’s combined net position (governmental and business-type activities) totaled ($16.8) billion at the end of fiscal year 2018, as compared to ($15.8) billion at the end of the previous year.

The largest portion of the Commonwealth’s net position, $24 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth’s net position, totaling $1.9 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($42.4) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $15.1 billion and general revenues (including transfers) of $12.8 billion for total revenues of $27.8 billion during fiscal year 2018. Expenses for the Commonwealth during fiscal year 2018 were $29.2 billion, which resulted in a total decrease of the Commonwealth’s net position in the amount of $1.4 billion, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was $1.6 billion. Approximately 48.1 percent of the governmental activities’ total revenue came from taxes, while 40.1 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2018, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $325.5 million in comparison with the prior year. $112 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact.  The $2.2 billion is restricted for certain purposes and is not available to fund current operations. The $84 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

The General Fund balance at June 30, 2018, was negative $59 million. The balance reported reflects a decrease of $65.9 million from the previously reported amount. The major factor for the decrease in fund balance was increased spending in Medicaid and criminal justice although spending in other areas decreased.

The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $5.8 million represents the non-spendable amount.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $209 million from the previous year, a change of 1.5 percent. Expenditures increased by $247.5 million from the previous year, a change of 1.8 percent. The Transportation Fund experienced a slight increase in revenues and a small decrease in expenditures, resulting in an increase in fund balance of $72.8 million.

The Commonwealth’s bonded debt increased by $42 million to $6.7 billion, a 1.0% increase during the current fiscal year. The major factors in this increase are the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2018. No general obligation bonds were authorized or outstanding at June 30, 2018.

Fiscal Year 2019

The Commonwealth’s combined net position (governmental and business-type activities) totaled ($14.2) billion at the end of fiscal year 2019, as compared to ($16.8) billion at the end of the previous year.

The largest portion of the Commonwealth’s net position, $23.6 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth’s net position, totaling $2.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth’s discretion. However, the unrestricted balance is ($40.1) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $15.7 billion and general revenues (including transfers) of $13.4 billion for total revenues of $29.1 billion during fiscal year 2019. Expenses for the Commonwealth during fiscal year 2019 were $26.5 billion, which resulted in a total increase of the Commonwealth’s net position in the amount of $2.6 billion, net of contributions, transfers and special items.

The change in net position resulted in an increase from the previous year. The increase in net position of governmental activities was $2.6 billion. Approximately 47.8 percent of the governmental activities’ total revenue came from taxes, while 43.5 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2019, the Commonwealth’s governmental funds reported combined ending fund balances of $2.4 billion, a net increase of $10 million in comparison with the prior year. $72 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.9 billion is restricted for certain purposes and is not available to fund current operations. The $427 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

The General Fund balance at June 30, 2019, was $233 million. The balance reported reflects an increase of $289 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of KTRS Pension and Other Post Employment Liabilities.
The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $7.4 million represents the non-spendable amount.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $739 million from the previous year, a change of 5.2 percent. Expenditures increased by $636 million from the previous year, a change of 4.6 percent. The Transportation Fund experienced a slight increase in revenues and an increase in expenditures, resulting in a decrease in fund balance of $25.3 million.

The Commonwealth of Kentucky’s bonded debt decreased by $484 million to $6.3 billion, a 7.1 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY19 new issues. The remaining liability on the retired bonds plus the FY19 principle payments on the remaining bonds outstanding were greater than the FY19 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2019.

Fiscal Year 2020

The Commonwealth’s combined net position (governmental and business-type activities) totaled $(11.5) billion at the end of fiscal year 2020, as compared to $(14.2) billion at the end of the previous year.

The largest portion of the Commonwealth's net position, $24.4 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth's net position, totaling $1.6 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is $(37.6) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $17.0 billion and general revenues (including transfers) of $16.7 billion for total revenues of $33.7 billion during fiscal year 2020. Expenses for the Commonwealth during fiscal year 2020 were $31.0 billion, the total net position of the Commonwealth increased in the amount of $2.7 billion, net of contributions, transfers and special items.

The governmental activities resulted in an increase the Commonwealth’s net position by $3.6 billion. Approximately 46.0 percent of the governmental activities' total revenue came from taxes, while 46.0 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes. At June 30, 2020, the Commonwealth’s governmental funds reported combined ending fund balances of $3.0 billion, a net increase of $584.1 million in comparison with the prior year. $5.4 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $2.3 billion is restricted for certain purposes and is not available to fund current operations. The $668.8 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2020, was $610 million. The balance reported reflects an increase of $377.5 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of TRS Pension and Other Post Employment Liabilities.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $1.59 billion from the previous year, a change of 10.6 percent. Expenditures increased by $1.6 billion from the previous year, a change of 11.0 percent. The Transportation Fund experienced a slight decrease in revenues and a decrease in expenditures, resulting in an increase in fund balance of $238 thousand.

The Commonwealth of Kentucky’s bonded debt decreased by $317 million to $5.9 billion, a 5.1 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY2020 new issues. The remaining liability on the retired bonds plus the FY2020 principle payments on the remaining bonds outstanding were greater than the FY2020 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2020.

Fiscal Year 2021 (unaudited)

As reported by the Office of the State Budget Director on May 10, 2021, the April 2021 General Fund receipts increased by 59.1 percent compared to April of last year. The comparisons to April 2020 are heavily affected by the substantial declines in tax collections at the onset of the pandemic last year. Total revenues for the month were $1,363.6 million, compared to $857.0 million received in April 2020, an increase of $506.6 million. Receipts have grown 10.8 percent for the first 10 months of FY 2021. The enacted budget calls for revenue growth of 1.2 percent for the current fiscal year. The Office of State Budget Director recently released an interim revenue estimate that forecasts a revenue surplus of $586.4 million since revenues are now expected to grow by 6.3 percent for Fiscal Year 2021.

Road Fund receipts grew by 59.9 percent in April. Total receipts for April reached an all-time monthly high of $162.6 million, $60.9 million more than last April. Year-to-date collections have grown 5.5 percent through the first ten months of Fiscal Year 2021. The official Road Fund estimate calls for revenues to increase by 5.8 percent compared to Fiscal Year 2020 actual receipts. Based on year-to-date collections, revenues must increase by 7.4 percent for the remainder of the year to meet the estimate. The recently released interim revenue estimate calls for Road Fund revenues to increase 6.6 percent in Fiscal Year 2021 which would result in a budget surplus of $12.1 million.

Consensus Forecasting Group; Official Revenue Forecasts

The Consensus Forecasting Group (“CFG”), in conjunction with the Office of the State Budget Director (“OSBD”), is statutorily charged with the responsibility of developing budget planning reports, preliminary revenue estimates, and official revenue estimates for each branch of government and the General and Road funds, pursuant to KRS 48.120 and KRS 48.115. The CFG is staffed by the Legislative Research Commission (“LRC”) but receives econometric and modeling support from the Governor’s Office for Economic Analysis, an organizational unit of the OSBD. Members of the CFG are jointly selected by the State Budget Director and the LRC.

Subject to modification by the General Assembly, appropriations made in the branch budget bills enacted for each branch of government shall be based upon the official revenue estimates presented to the General Assembly by the OSBD in conjunction with the CFG. The enacted estimates shall become the official revenue estimates of the Commonwealth upon the branch budget bills becoming law, and shall remain the official revenue estimates of the Commonwealth until revised by the CFG, as provided in KRS 48.115(2).

The Office of the State Budget Director makes available on its website the CFG official, enacted and revised revenue estimates for the General and Road Funds.

The Consensus Forecasting Group met on December 4, 2020 to provide updated official estimates for FY21 and FY22. Three scenarios from IHS Markit (Control, Optimistic, and Pessimistic) were used as inputs in the OSBD’s MAK model, an analytical model that takes US trends in employment and income as predetermined variables in order to estimate Kentucky-specific forecasts for employment and personal income. The CFG adjusted the FY21 General Fund forecast to $11,729.0 million, the FY22 General Fund forecast to $11,996.3 million, the FY21 Road Fund Forecast to $1,577.7 million, and the FY22 Road Fund forecast to $1,609.2 million. It is important to note that the model scenario did not include the late December 2020 $900 billion federal stimulus package, nor the release of the federal government’s COVID vaccination schedule. The model also predated efforts contemplating a third federal stimulus package.

The General Assembly during its 2020 Regular Session enacted the CFG’s Pessimistic forecast for revenues for both the General Fund and the Road Fund for Fiscal Year 2021 with no estimate for Fiscal Year 2022. Concurrently a one-year budget was adopted with the intent to address the Fiscal Year 2022 budget during the 2021 Regular Session of the General Assembly. This non-traditional approach was a direct effect of the uncertainty caused by the temporary economic slow-down caused by actions taken to combat COVID-19.

The actual Phase 1 Tobacco Master Settlement Agreement (MSA) payments for Fiscal Year 2019 were $117.6 million. The revised CFG revenue estimate for MSA payments in Fiscal Year 2020 is $110.9 million and the \adopted revenue estimates for MSA payments is $106.3 million in Fiscal Year 2021 and $103.0 million in Fiscal Year 2022. The enacted amount for MSA by the General Assembly during the 2020 Regular Session was $106.3 million in Fiscal Year 2021.

Investment Policy

The Commonwealth’s investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission (“SIC”), comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and two gubernatorial appointees from the Kentucky Banker’s Association and Bluegrass Community Bankers Association, is charged with the oversight of the Commonwealth’s investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

On May 31, 2021, the Commonwealth’s operating portfolio was approximately $7.983 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (29.9%); securities issued by agencies and instrumentalities of the United States Government (9.6%); mortgage-backed securities and collateralized mortgage obligations (1.0%); repurchase agreements collateralized by the aforementioned (5.0%); municipal securities (0.0%); and corporate and asset-backed securities, including money market securities (54.5%). The portfolio had a current yield of 0.09% and an effective duration of 0.56 years.

The Commonwealth’s investments are currently categorized into three investment pools; the Short Term, Limited Term, and the Intermediate Term Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short Term Pool consists primarily of the General Fund and related accounts. The Limited Term Pool is a money market like pool which focuses on principal protection for certain agency funds. The Intermediate Term Pool represents a combination of Agency Fund investments, state held component unit funds, fiduciary funds held for the benefit of others, and also bond proceeds for capital construction projects, held until spent for their intended purpose. Bond proceeds were previously invested separately until July 2010 when they were added into the Intermediate Term Pool to provide additional economies of scale.

The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The SIC expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over the counter treasury options, interest rate swaps, mortgage—backed securities, collateralized mortgage obligations and asset—backed securities.

The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102 percent of “Eligible Collateral,” marked to market daily. “Eligible Collateral” is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent, Deutsche Bank, lends the Commonwealth’s treasuries and agencies, takes the cash received from the loan and invests it in Eligible Collateral authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth.

KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker’s Acceptances and Certificates of Deposit are limited to $25 million per issuer and a stated final maturity of five years or less. Money market securities rated Al P1 or higher are limited to 20 percent of the investment pools. Asset-Backed Securities (“ABS”) are limited to 20 percent of the investment pools. Mortgage-Backed Securities (“MBS”) and Collateralized Mortgage Obligations (“CMO”) are also limited to a maximum of 25 percent of the investment pools. ABS, MBS and CMO must have a weighted average life of four years or less at time of purchase. Changes have been proposed for these regulations which generally would tighten the securities eligible for purchase while allowing a larger position in certain of those security types.

Economic Conditions and Outlook

National Economy

According to key economic indicators, the near-term US economy is riddled with uncertainty and risk.  Economic outcomes are strongly influenced by federal fiscal relief measures, as well as the rate of coronavirus cases and deaths. The second, third and fourth quarters of FY21 are expected to be defined by continued headwinds and obstacles, underscoring the difficulty of pegging future movements of the national economy during these unprecedented times.

Early in the pandemic’s course, federal fiscal spending and quantitative easing led to a noticeable bump in the economy. Payroll tax delays, assistance to state and local governments for additional costs responding to the virus, and temporary Census hiring contributed to the bump. However, fiscal policy can only be a temporary fix to an economic downturn, as pressures will continue to mount in response to the increase of national debt. A holding pattern has formed following easy gains related to inventory corrections, federal fiscal policy, and quantitative easing that has already occurred. However, the ongoing threat of sporadic regional outbreaks of the coronavirus and a continued need for social distancing measures will continue to hinder the pace of businesses reopening and keep consumers from resuming previous spending habits, thereby greatly slowing the recovery in consumer spending and business investment. Suppressed business operating capacity will translate to further job loss and negatively impact aggregate demand.

Real gross domestic product (real GDP) fell by 3.7 percent in the first quarter of FY21. This is the second consecutive quarter that year-over-year growth has declined. On an adjacent-quarter basis, real GDP increased in the first quarter following two consecutive declines. The last four adjacent-quarter growth rates are 0.6, -1.3, -9.1, and 6.7 percent, respectively. The adjacent-quarter growth of 6.7 percent is the largest single-quarter growth in the history of recorded real GDP following the lowest growth quarter in the previous quarter. The national economic outlook over the next three fiscal quarters includes real GDP growth declining 6.6 percent. The quarterly numbers show sharper rates of decline early in the fiscal year with modest growth in the fourth fiscal quarter of FY21.

Among the elements that comprise real GDP, real consumption is expected to fall the most in absolute terms, losing a staggering $818.1 billion, a 6.4 percent decline in the final three quarters of FY21 compared to the same period in the year prior. Real investment is poised to fall the fastest in percentage terms among the five components of real GDP, losing $380.3 billion or 11.9 percent over the final three quarters of FY21. Real exports is forecasted to decline by 11.6 percent over the second, third, and fourth quarters of FY21. As incomes across the globe declined from the global recession so too does import demand for US goods and services. The result is a significant decline in real export demands. Real imports is forecasted to decline by 9.6 percent over the next three quarters. There was also a considerable decline in US incomes during the recession. This decrease in incomes has led to a decrease in demand for both domestic and foreign goods.

US personal income rose by 5.0 percent in the first quarter of FY21. Congress authorized just over $4.0 trillion in additional expenditures in the fourth quarter of FY20. Adjacent-quarter growth for the last five quarters are 0.6, 0.9, 1.0, 7.7, and -4.3 percent, respectively. Total personal income was still elevated during the first quarter of FY21 relative to historical levels, but was far less than the fourth quarter FY20 income.

The unexpected delay of a new federal relief package has pushed most of the assumed federal payments back one quarter, weakening personal income in the short-term. US personal income is expected to contract 4.4 percent for the final three quarters of FY21. The expected decline in personal income is due in large part to a reduction in proprietor’s income, which is expected to lose a net $462.7 billion of the $849.1 billion in personal income loses over the next three quarters. Wages and salaries is the second largest loser, expected to fall $272.3 billion during the same three quarters. Government transfer payments is the only component of US personal income that is expected to grow over the next three quarters, with a rate of 3.3 percent. Although inflation and nominal interest rates have reached historic lows, consumers will remain cautious until household disposable income and employment gain a better foothold.

Kentucky Economy

The economic outlook for the Commonwealth reveals a bleak trajectory for personal income, as well as wages and salaries for the final three quarters of FY21. Kentucky personal income is anticipated to contract 3.0 percent, a net decrease of $6,245.6 million compared to the same three quarters one year ago. The wages and salaries component of Kentucky personal income is expected to decline by 4.2 percent for the remainder of FY21.

Wage and salary income is the largest component of personal income and has historically made up near 53 percent of personal income. In FY21, wages and salaries will comprise approximately 44 percent of state personal income. Income from wages will be slow to accelerate in the near term, as thousands of Kentuckians remain unemployed due to statewide shutdown orders and business closures.

The second largest component of Kentucky personal income is transfer receipts, which represent an astonishing 32 percent of personal income in FY21. The rate of growth in transfer receipts, as well as the percentage of total income comprised by transfers, both exceed the corresponding national data. Transfer receipts are expected to increase 10.6 percent for the full year of FY21 and 3.8 percent for the final three quarters of the fiscal year. Transfer receipts growth slows down by the fourth quarter of FY21.

The decline in Kentucky personal income is largely due to the declines in wages and salaries and proprietors' income. Proprietors' income is expected to drop 20.6 percent over the next three quarters. Kentucky personal income is expected to drop $6.2 billion (annual rate) over the next three quarters. Kentucky wages and salaries will drop $3.9 billion and proprietors' income will drop $2.6 billion during the same three quarters. Statistically, our General Fund taxes are linked more closely with the income-side variables, especially wages and salaries, rather than the employment trends.

The Commonwealth entered the first quarter of FY21 with non-farm employment loss, decreasing by a 7.9 percent change compared to the first quarter of FY20. The majority of losses occurred in the fourth quarter of FY20. Kentucky non-farm employment growth was weak or flat before the recession. Adjacent-quarter growth rates for the last eight quarters are 0.1, 0.3, -0.01, 0.2, -0.1, 0.004, -13.4, and 6.6 percent, respectively. There were (annual growth) declines in all 11 Kentucky super-sectors. On a percentage basis, the largest losses were in the mining sector. Mining employment dropped by 31.8 percent, or 3,100 jobs. On an absolute basis, the largest losses were in the leisure and hospitality services sector, which fell by 19.0 percent, or 38,400 jobs.

The short-run economic outlook for Kentucky predicts continued employment sector weakness. Total non-farm payroll employment is expected to fall 6.3 percent, a loss of 117,100 jobs (annual rate) during the final three quarters of FY21. All 11 Kentucky super-sectors are forecasted to endure varying degrees of employment declines. The service-producing sector is expected to take the brunt of the job loss, which will account for a staggering decline of 82,600 jobs, or a 6.7 percent drop over the outlook period.

In percentage terms, the goods-producing sector is expected to experience the most pronounced weakness in the employment sector. The decrease in goods-producing employment will account for a loss of 31,400 jobs, or a 9.6 percent drop over the forecasting horizon. Job loss in the goods-producing sectors are especially impactful to the state economy due to the multiplier impact associated with the sector. Many regional economies that will lose the goods-producing jobs will see a fall-off in supporting businesses that the goods-producing sector generates in their communities.

Long-Term Financial Planning

Debt financing of the Commonwealth is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of the Commonwealth and is either a general obligation of the state or a lease revenue obligation of an issuing agency created by the Kentucky General Assembly to finance various projects subject to state appropriation for all or a portion of the debt service on the bonds. Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities within the state. This type of indebtedness is a special obligation of the issuer, secured and payable solely from the sources pledged for the payment thereof and does not constitute a debt, liability, obligation, or pledge of the faith and credit of the Commonwealth.

Major Initiatives

Fiscal year 2020 began as the second fiscal year of the Commonwealth’s 2018-20 biennial budget period. The Commonwealth of Kentucky is one of three states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2019 and 2020 budgets were enacted in the 2018 Regular Session of the Kentucky General Assembly. A new Governor, Andy Beshear, was inaugurated on December 9, 2020 as the 63rd Governor of Kentucky.

Due to a growing economy, Kentucky’s tax revenues were exceeding the budgeted estimates through the first nine months of fiscal year 2020. This mirrored the revenue situation in most states across the country. Through March, General Fund revenues had grown almost four percent and Road Fund revenues had grown over two percent.

On March 6, 2020, Governor Beshear issued his first executive order in response to the public health emergency. Following that and a greater understanding of the impact of the COVID-19 virus, he requested state agencies to limit their hiring and discretionary spending to prepare for the likelihood of a revenue shortfall during the final months of the fiscal year.

The Office of the State Budget Director requested an official revenue forecast revision by the Consensus Forecasting Group, an appointed group of primarily PhD economists, given the significant amount of job losses associated with actions to prevent the spread of the coronavirus. In May, 2020, the Group predicted a $456.7 million General Fund revenue shortfall and a $161.8 million Road Fund revenue shortfall. Those figures assumed a 22 percent decline in the final quarter for the General Fund and a 47 percent decline for the Road Fund over the last three months of the fiscal year.

In the months of March and April the U.S. Congress passed a series of relief legislation that provided significant funding to individuals through direct payments to households and expanded unemployment insurance benefits, as well as substantial subsidies to businesses through the Paycheck Protection Program and the economic injury disaster forgivable loans. That financial support contributed greatly to personal income and buoyed consumer spending. As a result, revenue receipts in the final quarter, April through June, declined only 4.5 percent for the General Fund and 23.6 percent for the Road Fund. The better than expected tax revenues combined with an enhanced federal share of Medicaid, restrained year-end spending, and some flexibility in federal CARES Act funding, enabled the Commonwealth to end fiscal year 2020 with a small surplus in both funds. As a result, the state’s rainy day fund received an allocation of $162.5 million. That brought the balance of the fund to its highest ever level in both nominal dollars and percent of General Fund spending.

General Fund spending increased by just 0.7 percent over fiscal year 2019, the lowest growth rate in a decade. The programmatic areas with increased General Fund spending were primarily the Medicaid health benefits, student financial aid due to higher than expected lottery revenues, and increased employer contribution for employee and teacher pensions. Fiscal year 2020 continued the full funding of both the state employee and teachers’ pension plans and the pre-funding of their medical benefit plans. The Road Fund spending growth was flat compared to the prior year which was impacted by a 4.8 percent decline in revenues.

The latter portion of the fiscal year was dominated by Kentucky state government’s response to the public health emergency. Governor Beshear directed a series of guidelines and daily information sharing that brought the expertise of public health officials and science-based information to Kentuckians about the pandemic and how to prevent the transmission of the virus. Supported by federal CARES Act funding and convening the expertise and efforts of many state government agencies, highlighted by the Department of Public Health and Kentucky’s emergency management operations center, the Governor led the state government response. Among the emergency actions that took place were the acquisition of personal protective equipment for medical facilities and staff across the state, obtaining and establishing testing capacity and locations, the establishment of statewide contact tracing, providing support to long-term care facilities, creating protocols for healthy at home and healthy at work, and putting in place a data gathering and reporting process to track the virus and its health effects.

The Commonwealth had to gear up to accommodate an historic surge in services to Kentuckians, particularly in ensuring health care coverage through the Medicaid program and providing unemployment benefits. In addition, a significant portion of the federal government’s response and relief funding flowed through state governments, covering areas that ranged from emergency food distribution, delivery of meals to seniors in their homes, funneling financial assistance to child care facilities to care for the children of essential workers, and guiding the allocation of federal dollars to K-12 schools and higher education institutions. In the Medicaid program, Governor Beshear approved a streamlined eligibility process that sped up health care coverage for individuals and families that lost jobs or had reduced employment. Kentucky’s Medicaid enrollment in the early months of the pandemic led the nation in the growth rate of additional individuals covered. Initial unemployment insurance claims climbed from about 2,800 per week in mid-March to over 500,000 in just one month, with another 500,000 in the following ten weeks. The federal CARES Act allocated $1.6 billion in April 2020 for the Coronavirus Relief Fund to Kentucky for expenses related to the response to the public health emergency. Each Governor was the recipient for each state. Governor Beshear began the deployment of these resources for the Commonwealth’s initial actions, among which was an allocation of $300 million to cities and counties for their expenses in reacting to the pandemic.

Financial Highlights- Primary Government

Government-Wide Highlights

The liabilities and deferred inflows of the Commonwealth's governmental activities exceeded its assets and deferred outflows at fiscal year ending June 30, 2020, by $11.52 billion, an increase in net position of $3.6 billion related to current year activity. Assets of the Commonwealth's business-type activities exceeded liabilities by $203 thousand, a decrease in net position of $907.2 million related to current year activity, mainly due to the COVID-19 Pandemic and an increased amount of Unemployment Compensation Benefit claims. Total net position increased by $2.7 billion to $(11.5) billion. The primary reasons for this increase were due to deferrals relating to pension and other post-employment benefits, bonds and notes payable, and a resolved contingent liability.

The assets of component units exceeded liabilities at fiscal year ending June 30, 2020, by $11 billion, an increase of $1.2 billion related to current year activity.

Fund Highlights

As of the close of fiscal year 2020, the Commonwealth's governmental funds reported combined ending fund balances of $3.0 billion, a net change in fund balance of $578.4 million, a change in inventory of $5.7 million, for a combined net change of $584.1 million in comparison with the prior year. Approximately 77.6 percent or $2.3 billion of the ending fund balance is restricted. There is unrestricted (committed, assigned, or unassigned) fund balance of $668.8 million available for spending either at the government’s discretion or upon legislative approval.

Enterprise funds reported net position of $203 thousand, of which $253.5 million was restricted or invested in capital assets and the balance of $(253.3) million was unrestricted.

Long-Term Debt

The Commonwealth’s total long-term debt obligations (bonds and notes payable) decreased by $359.9 million to $6.9 billion during the current fiscal year.

Government-Wide Financial Analysis

Net Position

Net position may serve as a useful indicator of a government’s financial position. The Commonwealth’s combined net position (governmental and business-type activities) totaled $(11.5) billion at the end of fiscal year 2020, as compared to $(14.2) billion at the end of the previous year.

The largest portion of the Commonwealth's net position, $24.4 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

The second largest portion of the Commonwealth's net position, totaling $1.6 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is $(37.6) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 16 to the financial statements) on the statement of net position.

Changes in Net Position

The revenues and expenses information, as shown in Table 3, was derived from the government-wide Statement of Activities and reflects how the Commonwealth's net position changed during fiscal year 2020. The Commonwealth received program revenues of $17.0 billion and general revenues (including transfers) of $16.7 billion for total revenues of $33.7 billion during fiscal year 2020. Expenses for the Commonwealth during fiscal year 2020 were $31.0 billion, the total net position of the Commonwealth increased in the amount of $2.7 billion, net of contributions, transfers and special items.

Governmental Activities

The governmental activities resulted in an increase the Commonwealth’s net position by $3.6 billion. Approximately 46.0 percent of the governmental activities' total revenue came from taxes, while 46.0 percent resulted from grants and contributions (including federal aid). Table 4 below presents program expenses and revenues for governmental activities. Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

Business-Type Activities

Business-type activities resulted in a decrease the Commonwealth’s net position by $(907.2) million. Program revenues generated by the operations of the State Parks, the Kentucky Horse Park, and Unemployment Compensation were not sufficient to cover program expenses. Nonoperating revenues were needed to support expenses of these programs.

Overall Analysis

Financial highlights for the State as a whole during fiscal year ended June 30, 2020, include the following:

• The liabilities of the State’s governmental activities exceed assets (net position) at the close of the fiscal year. Liabilities exceeded assets by $11.52 billion and the State’s business-type activities now have assets that exceed liabilities (net position) by $203 thousand..

• The State’s total net position increased during the year by $2.7 billion. Net position of governmental activities increased by $3.6 billion, while net position of business-type activities decreased by $907.2 million.

• The net position of the governmental activities continues to be a negative because of pension and other post-employment benefit liabilities.

Financial Analysis of the Commonwealth’s Individual Funds

At June 30, 2020, the Commonwealth’s governmental funds reported combined ending fund balances of $3.0 billion, a net increase of $584.1 million in comparison with the prior year. $5.4 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $2.3 billion is restricted for certain purposes and is not available to fund current operations. The $668.8 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government’s discretion or upon legislative approval.

General Fund

The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2020, was $610 million. The balance reported reflects an increase of $377.5 million from the previously reported amount. The major factor for the increase in fund balance was increased tax revenue and the reduction of KTRS Pension and Other Post Employment Liabilities.

The fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $5.4 million represents the non-spendable amount.

Major Special Revenue Funds

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $1.59 billion from the previous year, a change of 10.6 percent. Expenditures increased by $1.6 billion from the previous year, a change of 11.0 percent. The Transportation Fund experienced a slight decrease in revenues and an decrease in expenditures, resulting in a increase in fund balance of $238 thousand.

Proprietary Funds

The Commonwealth’s proprietary funds reported net position of $(177) million, which included $0.2 million in the enterprise funds and $(177) million in the internal service funds. This is a total decrease in net position of $(922) million from the previous year. This change in net position involved mainly from one fund, the Unemployment Compensation which had a decrease of $797.8 million for the 2020 fiscal year. This change is due to the COVID19 pandemic and an increase in unemployment insurance benefits.

General Fund Budgetary Highlights

During the year, the official revenue forecast for the General Fund decreased. General Fund revenues, for the year, were more than the final budgetary estimates by approximately $578 million. Actual expenditures for the year were approximately $601 million less than the final budgeted amount.

Capital Asset and Debt Administration

Capital Assets - The Commonwealth’s investment in capital assets for its governmental and business-type activities as of June 30, 2020, amounts to $27.9 billion, with accumulated depreciation of $1.7 billion, leaving a net book value of $26.2 billion. This investment in capital assets includes land, improvements, buildings, equipment, and construction in progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.

The total increase in the Commonwealth’s investment in capital assets for the current fiscal year was about 4.1 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $1.3 billion for the year. Most of this amount was used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $137.2 million. Infrastructure Assets – The Commonwealth has elected to utilize the “Modified Approach” as it relates to guidelines set forth in GASB Statement Number 34. Under this alternative method the Commonwealth expenses certain maintenance and preservation costs and does not report depreciation expense. Assets accounted for under the modified approach include nearly 63,836 lane miles of roads and approximately 9,048 bridges that the Commonwealth has responsibility for maintaining.

• There have been no significant changes in the condition level of infrastructure assets.

• The asset condition level established by the Commonwealth has approximately been met and exceeded for the past ten years.

Debt Administration - The Office of Financial Management as established in KRS 42.4201, is responsible for the oversight of the Commonwealth’s debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.

The Commonwealth of Kentucky’s bonded debt decreased by $317 million to $5.9 billion, a 5.1 percent decrease during the current fiscal year. The major factors in this decrease is a result of the refunding of old issues by the FY20 new issues. The remaining liability on the retired bonds plus the FY20 principle payments on the remaining bonds outstanding were greater than the FY20 issues for new projects. No general obligation bonds were authorized or outstanding at June 30, 2020.

During the fiscal year there were no changes in credit ratings by Moody’s Investors Service, Standard & Poor’s Rating Services, Fitch Ratings, Inc., or Kroll Bond Rating Agency. The current ratings on Kentucky’s General Obligation debt (though none is outstanding) are Aa3 by Moody’s; AA- by Fitch; A by Standard and Poor’s; and AA- by Kroll. The current ratings by debt service on Kentucky’s General Fund appropriation supported debt are as follows: A1 by Moody’s; A+ by Fitch; A- by Standard and Poor’s; and

A+ by Kroll. The Kroll rating dated September 26, 2020, was the first rating sought by the Commonwealth from this rating agency.

Additional Information About the Kentucky Economy

The injections of federal dollars to individuals and businesses through pandemic relief measures enacted since March 2020, including the $1.9 trillion American Rescue Plan (ARP) Act, have delivered a bridge of relief to the economy, especially with regard to real consumption, investment, and governmental spending (including state and local). Federal fiscal relief, an accommodating monetary policy, and an accelerated vaccination timetable have combined to create a very favorable economic outlook at the federal level.

The Commonwealth of Kentucky Consensus Forecasting Group (CFG) met on December 4, 2020 in response to a call from the State Budget Director to provide updated official estimates for FY21 and FY22. The IHS Markit economic forecast used for the official estimate was the November 2020 economic outlook, which did not include the $900 billion federal relief package that passed in late December, nor the $1.9 trillion ARP, or the accelerated vaccination schedule. As such, the interim projections set forth below are significantly higher than the estimates used during the most recent state budgeting process.

Projected FY21 General Fund Revenue Surplus of $586.4 million

The official General Fund revenue estimate for FY21, as adjusted by the actions of the General Assembly in the 2021 regular legislative session, is $11,704.0 million, an increase of 1.2 percent compared to FY20. Following March collections, the amount needed during the rest of the fiscal year to hit the official estimate is $2,680.6 million. General Fund receipts could decline by 12.1 percent for the remainder of the fiscal year and hit the official estimate. The interim, unofficial General Fund estimate for FY21 profiled in this report is $12,290.4 million, which would generate revenues of $586.4 million above the official estimate. Projected growth in the fourth quarter is 7.2 percent and annual growth for FY21 is predicted to be 6.3 percent.

While the economy is projected to be strong during the fourth quarter of FY21, the expected growth rate of 7.2 percent in General Fund revenues must be viewed in conjunction with the 4.5 percent decline during the recessionary period in the fourth quarter of FY20. Most of the tax revenue accounts declined during that period, some rather sharply. The fourth quarter of FY21 is forecasted to produce pronounced rebounds in many of the taxes that were hit especially hard during the fourth quarter of FY20.

Projected FY21 Road Fund Revenue Surplus of $12.1 million

The official Road Fund revenue estimate for FY21 is $1,577.7 million, an increase of 5.8 percent compared to FY20. The FY21 interim forecast is $1,589.8, $12.1 million more than the official revenue forecast.

After experiencing weak and declining quarterly growth rates through the first nine months of FY21, Road Fund revenues are expected to increase significantly in the fourth quarter and then settle into a more normal growth pattern in the first half of FY22. The pandemic had an adverse effect on economic conditions and revenue collections. Road Fund revenues were particularly hard hit in the final quarter of FY20, when vehicle travel declined abruptly and significantly and when vehicle sales also cratered. Receipts fell by 23.6 percent during that quarter. Growth rates for the fourth quarter of the current fiscal year will be extreme due to the low level of collections last year. The forecast calls for an increase in collections of 27.6 percent in the fourth quarter and 2.9 percent over the first six months of FY22.

Summary of Projected Major Economic Factors

Real GDP is projected to grow a robust 11.7 percent in the final quarter of FY21 and 5.8 percent in the first two quarters of FY22, on a year-over-year basis. Year-over-year comparisons for the fourth quarter of FY21 are skewed given the recessionary quarter in the fourth quarter of FY20. Among the five components of real GDP, real consumption is poised to grow the most in absolute terms. Real consumption is expected to grow 12.6 percent in the final quarter of FY21 and 5.6 percent in the first two quarters of FY22, compared to the same periods in the year prior. Real investment is projected to close FY21 with a 28.8 percent increase in the fourth quarter followed by a solid 11.6 percent surge in the first half of FY22. Finally, government spending (including state and local) is finally starting to show growth with 2.2 percent growth in the fourth quarter of FY21 followed by a 3.6 percent increase in the first half of FY22. With consumption, investment and government spending all expected to rise, real GDP growth is finally undergirded by a wide base of improvement among the sectors of GDP.

While Kentucky’s economy has recovered much of its initial economic losses, total nonfarm employment has not yet returned to pre-pandemic levels. The need for jobs across the Commonwealth persists, as overall employment growth remains sluggish following the initial burst of job growth last summer. The employment growth in the first and second quarters of FY21 was likely the result of spending from the first-round stimulus checks, expanded unemployment benefits from the CARES Act, and phased business reopening. On an adjacent-quarter basis, the pace of job growth slowed significantly to 0.4 percent in the third quarter of FY21, following a 6.8 percent increase in the first quarter of FY21 and 1.2 percent in the second quarter of FY21. While these employment gains are encouraging, further gains in aggregate demand and a return of pre-pandemic social and economic activity are essential to successfully propel employment back to prior levels.

Revenues, Third Quarter FY21

General Fund receipts had their best quarter of FY21, increasing 6.7 percent over prior year totals. Revenues were aided by a third round of directed stimulus payments to individuals and businesses which helped spur consumption. Revenue growth was broadly-based as six of the eight major categories saw increases. Receipts in the quarter were $2,955.4 million, $185.5 million more than what was received in the third quarter of FY20. The increases in collections were concentrated in the sales and use, individual income and corporation income taxes. Combined, these accounts grew by $157.1 million. On the negative side, coal severance and cigarette tax revenues fell by a combined $12.5 million.

Total Road Fund receipts fell 0.4 percent during the third quarter of FY21, after growing in both of the first two quarters of the fiscal year. The rate of growth in the Road Fund has declined as the year has progressed with quarterly growth rates of 1.9, 0.7, and -0.4 percent, respectively. Total receipts received in the quarter were $385.7 million compared to last year’s third quarter total of $387.2 million. Motor fuels and motor vehicle usage tax receipts had the largest changes compared to last year and moved in offsetting directions. Motor fuels collections fell $12.1 million while motor vehicle usage tax revenues increased $10.9 million. Year-to-date Road Fund collections have grown 0.8 percent.

State and National Economy, Third Quarter FY21

Real GDP fell by 0.012 percent in the third quarter of FY21 compared to the third quarter of FY20. Real investment increased by 7.5 percent during the same time period. Real exports decreased by 7.3 percent in the third quarter, while real imports increased by 6.4 percent. Federal outlays surged 44.2 percent in the third quarter of FY21, led by subsidies and non-Medicaid grants to state and local governments. US personal income rose 8.7 percent in the third quarter of FY21, led almost entirely by transfer receipts income. US non-farm employment fell by 5.8 percent in the third quarter, with leisure and hospitality services employment losing the most jobs in percentage terms.

Kentucky personal income grew by 7.4 percent in the third quarter of FY21. Transfer receipts income, which grew by 28.7 percent, made up the nearly all of the growth in Kentucky personal income. Kentucky non-farm employment declined 4.8 percent in the third quarter of FY21. All 11 supersectors lost jobs, with the most losses occurring in leisure and hospitality services employment, which lost 16.3 percent in the third quarter.

Revenue and Economic Outlook – Third Quarter, 2021 Fiscal Year

General Fund. Revenue collections for the General Fund continue to outpace expectations. The injection of federal relief payments to businesses and individuals within the Kentucky economy have led to economic and revenue growth ahead of projections. The third quarter General Fund revenue performance was especially positive, posting 6.7 percent growth. Consumer spending and personal income helped many of the major revenue sources exceed the levels anticipated during the formation of the budget estimates.

The official General Fund revenue estimate for FY21, as adjusted by the actions of the General Assembly in the 2021 regular legislative session, is $11,704.0 million, an increase of 1.2 percent compared to FY20. Following March collections, the amount needed during the rest of the fiscal year to hit the official estimate is $2,680.6 million. General Fund receipts could decline by 12.1 percent for the remainder of the fiscal year and hit the official estimate. The interim, unofficial General Fund estimate for FY21 profiled in this report is $12,290.4 million, which would generate revenue of $586.4 million above the official estimate. Projected growth in the fourth quarter is 7.2 percent and annual growth for FY21 is predicted to be 6.3 percent.

The fourth quarter expected growth rate of 7.2 percent must be viewed in conjunction with the 4.5 percent decline during the recessionary period in the fourth quarter of FY20 during the outbreak of COVID. Most accounts declined, some rather sharply, during the fourth quarter of FY20. The lone exception was the individual income tax account, which rose 4.1 percent despite withholding growing only 0.9 percent. The fourth quarter of FY21 is projected to produce pronounced rebounds in many of the taxes that were hit especially hard during the fourth quarter of FY20.

Nearly 76.0 percent of projected General Fund revenues are attributable to two tax accounts – individual income tax and the sales tax. Year-to-date progress in these two revenue sources shows collective growth of 5.4 percent, which is just slightly below the 5.9 percent year-to-date growth in the General Fund.

The individual income tax is expected to exceed the budgeted estimate by $158 million. It is forecasted to grow modestly at 2.9 percent during the fourth quarter of FY21 before accelerating to a 3.5 percent pace in the first half of FY22. Individual income tax receipts comprise over two-fifths of all General Fund revenues. This revenue category actually grew in the fourth quarter of FY20 in spite of falling employment and consumer spending that accompanied the 2020 recession. Individual income tax receipts rose 4.9 percent through the first three quarters of FY21. The individual income tax is composed of four parts: withholding, declaration payments, net returns, and fiduciary. Withholding is by far the largest component, making up over 90 percent of the total individual income tax. The withholding component is expected to increase 9.3 percent in the fourth quarter of FY21 following growth of 4.0 percent through the first nine months of the fiscal year. Some individual income tax filers, based on their expected tax liability for the tax year, make quarterly declaration payments in April, June, September, and January. This component of the individual income tax is forecasted to increase by 7.6 percent in the fourth quarter of FY21 due to higher expected tax liabilities in tax year 2021. Net returns are the combination of pay returns less refunds, with the sum historically being a negative number. Net returns are projected to worsen in the fourth quarter, partially due to anticipated refunds on taxable unemployment insurance benefits that were subject to withholding in calendar year 2020. The final component, fiduciary payments, is a very small revenue source that is expected to fall sharply in percentage terms during the fourth quarter. The four components combine for a 2.9 percent fourth quarter increase to close FY21 before picking up to 3.5 percent growth in the first half of FY22.

Sales and use tax receipts increased 5.9 percent during the first three quarters of FY21. The fourth quarter is expected to increase by 12.0 percent due to the strength of consumer spending and the 5.9 percent decline in sales tax collections during the fourth quarter of FY20 that lowers the base of comparison for FY21. Combining the year-to-date sales and use receipts with the fourth quarter interim estimate, the total sales and use receipts are $4,370.9 million for FY21. This interim estimate results in 7.4 percent annual growth for FY21. The official estimate for the sales and use tax is $4,232.8 million, so the interim estimate is $138.1 million higher than the official estimate. Compared to the fourth quarter of FY20, the Kentucky economy will be considerably more open for commerce including services, and internet sales will continue to power the sales tax forward. Growth for the first half of FY22 is expected to continue at a 4.1 percent pace.

Revenues from the corporation income tax and the limited liability entity tax (LLET) are estimated to exceed the budgeted estimate by $228.4 million, the largest component of the expected $586.4 million revenue surplus. These two taxes continue to be reported and estimated in combination due to the interactions between the income and gross receipts taxes on businesses. Corporation taxes fell 16.2 percent in FY20, the largest annual decline since the Great Recession. Despite the economic conditions earlier in FY21, business taxes have grown 28.4 percent thus far in FY21. Corporate and LLET combined are expected to increase by 11.7 percent for the remainder of FY21 and end the year with 21.4 percent growth over FY20. Growth through the first half of FY22 is projected to decline by 22.5 percent, partly due to the passage of HB 278 by the Kentucky General Assembly in the 2021 legislative session. House Bill 278 permitted business expenses reimbursed by the federal paycheck protection program forgiven loans to be deductible. Usually reimbursed business expenses are not deductible. The fiscal impact of that legislation is projected to be $25 million in FY21 and $125 million in FY22, with $100 million attributable to the business taxes and $25 million to the individual income tax for pass- through entities. In the case of business taxes, there have been numerous tax law changes since 2018 that have profoundly affected receipts. Both the magnitude and volatility of tax collections have been impacted by the recent tax law changes.

Property taxes have rebounded in FY21 from the 0.6 percent decline in FY20 and are expected to exceed the budgeted estimate by $27 million. Through the first nine months of FY21, property tax receipts have climbed 4.8 percent. The FY20 decline was primarily caused by the 33.5 percent dip in the fourth quarter receipts. In particular, tangible property, including motor vehicles, plummeted 30.0 percent as access to county clerks offices, a common way these taxes are paid, was restricted due to the pandemic. The public service property account also plunged, posting a 59.0 percent falloff during the fourth quarter of FY20. As a result of these extraordinary declines in prior year receipts, the fourth quarter of FY21 is expected to rise 39.4 percent. Only 9.8 percent of annual property taxes for FY21 are projected to be collected during the fourth quarter. The largest source of annual property tax receipts is the real property account, most of which is remitted during the second and third quarters of the fiscal year. Property tax growth in the first half of FY22 is expected to moderate to 0.6 percent.

Lottery dividends totaled $271.4 million in FY20. The FY21 official estimate is $286.1 million and this interim estimate shows no changes to the official estimate. Continued annual growth in Kentucky is noteworthy given the maturity of the state lottery. The growth through the first three quarters of FY21 was primarily attributable to growth in scratch-off products and draw games, which continue to expand despite a growing number of wagering alternatives in the region.

Cigarette tax revenues are expected to match the budgeted estimate. Monthly cigarette tax receipts in FY21 have turned quite choppy, with double-digit gains and setbacks more commonplace than during a normal year. For example, cigarette tax receipts grew 16.0 percent in February 2021, before falling 22.1 percent in March. Year-to-date collections for cigarette taxes have declined 3.4 percent including the sharp drop in March. The interim forecast for FY21 calls for a 0.2 percent decline in the fourth quarter, producing an amount $0.4 million higher than the official estimate. Receipts in the first half of FY22 are expected to fall 0.7 percent. Since the rate of taxation per pack will remain the same in FY22 as it was since FY19, variations in cigarette tax receipts will be based solely on the volume of cigarette tax stamps sold to wholesalers and registered stamping agents.

Coal severance tax receipts are also expected to approximately match the budgeted estimate. These receipts dropped sharply in FY20, declining by 36.7 percent to $58.8 million. Collections thus far in FY21 for the coal severance tax compute to a 12.2 percent decline with receipts equaling $42.3 million. The FY21 interim forecast calls for annual receipts of $53.2 million, an amount $0.8 million greater than the official estimate. While the rate of decline is estimated to total 9.6 percent in FY21, it is fair to say that coal severance tax collections have moderated since the poor showing in FY20. The coal severance tax is further expected to climb 14.6 percent during the first half of FY22 before declining in the second half of the fiscal year.

The “other” category of receipts are forecasted to exceed budgeted estimates by $33.6 million, primarily due to insurance premium, telecommunications, pari-mutuel, and alcohol taxes. This category contains dozens of smaller accounts, which make up the remainder of the General Fund. Insurance premiums tax, bank franchise and telecommunications tax are the three largest accounts in the “other” category. The “other” accounts totaled $627.4 million thus far in FY21, with several of the specific line items running ahead of projected balances. A 0.3 percent decline is expected for the remaining quarter of FY21, but the balance at the conclusion of the fiscal year is anticipated to exceed the official estimate by $33.6 million. Fiscal year 2021 will likely be a peak for the “other” accounts due to the repeal of the bank franchise tax that will adversely affect FY22 receipts beginning next March.

Road Fund.  After experiencing weak or declining quarterly growth rates through the first nine months of FY21, Road Fund revenues are expected to grow significantly in the fourth quarter and then settle into a more normal pattern in the first half of FY22. The pandemic had an adverse effect on economic conditions and revenue collections. Receipts fell by 23.6 percent during that quarter. Conditions improved somewhat this year; however, quarterly growth rates have declined throughout the year. Growth rates for the first three quarters of FY21 have been 1.9, 0.7, and -0.4 percent, respectively. Revenues are forecasted to return to a normal pattern in the first two quarters of FY22. Growth rates for the fourth quarter of the current fiscal year will be extreme due to the low level of collections last year. The forecast calls for an increase of 27.6 percent in the fourth quarter and 2.9 percent over the first six months of FY22. The FY21 full-year forecast is $12.1 million more than the official revenue forecast as approved by the Consensus Forecasting Group in December 2020.

Motor fuels tax collections have been falling throughout the current year but are forecasted to grow17.1 percent over the final quarter. Because the tax rate in effect for the current fiscal year is unchanged from the prior year, growth in this revenue source is limited to changes in consumption which tends to be in the range of -1.0 percent to 1.0 percent annually. With the progress that vaccinations are bringing to the economic recovery, vehicle miles traveled and consumption should increase and with it motor fuels receipts. Collections are expected to grow 2.2 percent over the first half of FY22.

Motor vehicle usage tax collections have outpaced expectations this year, due in part to stimulus payments, increasing 10.2 percent though the first three quarters of the fiscal year. Strong growth will continue into the final quarter as revenues increase 49.5 percent compared to the 27.8 percent decline in last year’s fourth quarter. Collections are forecasted to ease but remain positive with receipts increasing 4.1 percent in the first six months of FY22. The FY21 quarterly growth rates have been 12.1, 10.2, and 8.3 percent, respectively.

To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.

Motor vehicle license taxes are forecasted to grow 36.8 percent in the final quarter of FY21 and 3.0 percent in the first two quarters of FY22. Motor vehicle operators’ licenses are projected to increase $3.4 million, or 384.0 percent, for the remainder of the fiscal year but decrease 13.9 percent over the first six months of FY22. Weight distance tax revenue is forecast to increase 8.1 percent in the final quarter of the fiscal year and increase 4.8 percent in the first half of FY22. Investment income is negative over the first nine months of the fiscal year but receipts should be positive and small over the forecast horizon. All other revenues have grown 15.7 percent during the first three quarters of the current fiscal year. However, receipts in this revenue category are expected to decrease over the next three months before growing 1.9 percent in the first half of FY22.

National Economic Outlook – Third Quarter, 2021 Fiscal Year

The March IHS Markit outlook assumes all pandemic relief measures enacted in 2020 in addition to the $1.9 trillion American Rescue Plan Act (ARP) federal fiscal stimulus enacted March 11, 2021. The final version of ARP includes $1,400 stimulus checks for qualifying Americans, extension of emergency unemployment programs and benefits through early September of $300 per week, $194 billion in expansions of refundable tax credits and healthcare subsidies, and $125 billion in funding for COVID-19 mitigation efforts. In addition, the ARP contains $350 billion of aid for state and local governments, $287 billion of support for education, $96 billion for the transportation sector and infrastructure projects, $16 billion for agriculture and nutrition programs, $17 billion for veterans’ benefits, and aid for renters and entertainment venues.

Unlike the largely front-loaded fiscal support included in the previous Coronavirus Response and Relief Supplemental Appropriations Act, the estimates for ARP suggest a more back-loaded spend out of the outlays. A portion of the prior rounds of individual economic impact payments have been saved by households and that behavior is expected to occur with the ARP as well.

The March IHS Markit outlook assumes the propensity to consume for the individual stimulus checks is low, anticipating a modest 15 percent of the stimulus received by households will be spent and spread over several quarters. In addition, the propensity to spend unemployment benefits, which is assumed to act as a replacement for labor income for income constrained households is equal to one, fully expended but spread over several quarters. Personal income, as well as nominal wages and salary compensation of workers, continue to rise.

Consumers are growing increasingly more optimistic about the economic outlook. The stimulus payments have increased the demand for consumer goods. There is also an upturn in demand for consumer services. An improved public health landscape, warmer weather trailing harsh winter conditions, and easing containment measures are generating advanced bookings for consumer services activity that is projected to exceed pre-pandemic peaks. High frequency data, like the Open Table platform data for restaurant traffic and weekly data for air travel and hotel occupancy, all point to improvement in consumer services as the economy continues to recover.

Real GDP is projected to grow a robust 11.7 percent in the final quarter of FY21 and 5.8 percent in the first two quarters of FY22, on a year-over-year basis. It should be noted that year-over-year comparisons for the fourth quarter of FY21 are somewhat skewed given the recessionary quarter in the fourth quarter of FY20. Among the five components of real GDP, real consumption is poised to grow the most in absolute terms. Real consumption is expected to grow 12.6 percent in the final quarter of FY21 and 5.6 percent in the first two quarters of FY22, compared to the same periods in the year prior. Real investment is projected to close FY21 with a 28.8 percent increase in the fourth quarter followed by a solid 11.6 percent surge in the first half of FY22. Finally, government spending (including state and local) is finally starting to show growth with 2.2 percent growth in the fourth quarter of FY21 followed by a 3.6 percent increase in the first half of FY22. With consumption, investment and government spending all expected to rise, real GDP growth is finally undergirded by a wide base of improvement among the sectors of GDP.

When looking at the fourth quarter projections for the import and export components of real GDP, the year-over-year comparisons are similarly affected by the recession in the fourth quarter of FY20. Real exports are expected to grow 22.3 percent compared to the fourth quarter of FY20. By contrast, real exports are projected to decline 4.2 percent for FY21. A stronger US dollar has been a drag on real exports as US goods and services are less competitive in the global markets with a strong dollar. On the positive side, there have been recent upward revisions to US crude oil production, which increases exports in petroleum and petroleum-based products. The import markets are improving on a year-over-year basis due to the strengthening domestic demand compared to the base period.

While both single-family starts and permits will continue to be elevated in the near-term outlook, headwinds are emerging for residential investments. In the near term, residential investment is enjoying a strong outlook. Both single-family starts and permits are elevated due to some residual demand left over from 2020 and new demand for housing in suburban areas. In the intermediate term, however, housing activity is constrained by low inventory, upward pressure on the 30-year mortgage rate, shortages in building materials, and soaring construction costs. Housing starts are anticipated to be higher in the final quarter of FY21, rising from 1.1 million in the fourth quarter of FY20 to 1.6 million, before slipping to an annualized rate of 1.5 million in the first and second quarters of FY22.

Outside of the energy sector, inflation has remained largely within Federal Reserve targets. Core PCE inflation is expected to remain below 2.0 percent throughout the forecast horizon in FY22. The combination of labor market slack and an easing of oil prices from recent highs have kept headline inflation largely in check. The price of Brent crude had climbed to nearly $70 per barrel before easing.

Kentucky Economy Outlook – Third Quarter, 2021 Fiscal Year

While Kentucky’s economy has recovered much of its initial economic losses, total nonfarm employment has not yet returned to pre-pandemic levels. The need for jobs across the Commonwealth persists, as overall employment growth remains sluggish following the initial burst of job growth last summer. The employment growth in the first and second quarters of FY21 was likely the result of spending from the first-round stimulus checks, expanded unemployment benefits from the CARES Act, and phased business reopening. The pace of job growth slowed significantly to 0.4 percent in the third quarter of FY21, following an adjacent-quarter increase of 6.8 percent in the first quarter of FY21 and 1.2 percent in the second quarter of FY21. While these employment gains are encouraging, further gains in aggregate demand and a return of pre-pandemic social and economic activity are essential to successfully pull employment back in line with the pre-pandemic trend.

While nearly three-fifths of Kentucky jobs lost during the early stages of the COVID-19 pandemic have been recovered, some former labor force participants who are out of work have stopped looking for employment entirely and no longer count as unemployed in the official unemployment rate. Kentucky non-farm employment fell by 240,700 jobs in the fourth quarter of FY20. Then over the next three quarters, non-farm employment rose a net 147,200 jobs. The US civilian labor force has fallen 2.2 percent between the third quarter of FY20 to the same quarter in FY21. In Kentucky, the BLS has reported that the labor force has fallen from 2,015,112 in March 2020 to 1,990,548 in March 2021. The increasing number of long term structurally unemployed people places downward pressure on the unemployment rate despite no concomitant increase in employment.

An uptick in total non-farm employment growth is expected over the next three fiscal quarters. Total nonfarm employment is expected to remain below the pre-pandemic peak reached in February of last year. Even if overall job gains hit the forecasted estimate, the overall level of employment in the Commonwealth will remain 38,000 lower than the pre-pandemic level. Total non-farm employment is forecasted to edge up by 24,100 jobs by June of 2021 and an additional 31,600 by December, ending the second quarter of FY22.

Shifting focus towards the sectoral analysis, employment is expected to rise in 10 of Kentucky’s 11 major nonfarm job sectors over the next nine months. The goods-producing sectors are expected to increase by 12.4 percent in the fourth quarter of FY21 and by 3.9 percent in the first half of FY22. The service-providing sectors are expected to increase by 11.9 percent in the fourth quarter of FY21 and by 4.1 percent in the first half of FY22. In percentage and nominal terms, the leisure and hospitality employment sector is expected to incur the quickest growth in the fourth quarter of FY21, gaining 37.6 percent or 48,300 jobs. Further recovery is anticipated the leisure and hospitality employment sector spanning the first two quarters of FY22, growing an additional 11.7 percent. Of all the supersectors, leisure and hospitality employment was among the hardest hit over the course of the pandemic.

Personal income is expected to grow 3.6 percent by the final quarter of FY21, and 1.7 percent for the first half of FY22. Gains in personal income are expected to support consumer spending and disposable income in the short term, improving the overall economic climate over the forecast horizon. The wages and salaries component of Kentucky personal income is expected to increase by a robust 11.6 percent for the final quarter of FY21 and hold a moderate pace of 5.4 percent growth entering the first and second quarters of FY22.

Revenue Receipts – Third Quarter, 2021 Fiscal Year

General Fund. General Fund receipts posted their largest quarterly growth rate of the year in the just completed quarter, increasing 6.7 percent over prior year totals. Revenues were aided by a third round of directed stimulus payments and growth was broad-based as six of the eight major categories saw increases. Receipts in the quarter were $2,955.4 million, $185.5 million more than what was received in the third quarter of FY20. The increases in collections were concentrated in the sales and use, individual income and corporation income taxes. Combined, these accounts grew by $157.1 million. On the negative side, coal severance and cigarette tax revenues together fell $12.5 million.

The individual income tax grew 4.8 percent in the third quarter of FY21. Receipts totaled $1,182.6 million compared to $1,128.1 million received in the third quarter of FY20. All four components of the tax increased in the quarter with the largest being a more favorable balance on net returns. For the just completed quarter, payments with returns exceeded refunds by $31.0 million. Withholding only grew 1.4 percent, or $16.3 million, for the quarter which is less than the year-to-date growth rate of 4.0 percent. Estimated, or declaration payments, were $133.8 million, up $4.0 million from the prior year while fiduciary collections increased $3.3 million. The individual income tax is the largest tax account in the Commonwealth, and made up just over 40 percent of total General Fund receipts in the third quarter.

Sales and use tax receipts were also strong in the third quarter, growing 5.8 percent over the third quarter of FY20 despite flat collections in March. Growth in the sales and use tax has been strong for eight of the nine months of FY21, aided by federal relief payments to individuals and businesses. Collections were $1,057.2 million which exceeded prior year totals by $58.0 million. Quarterly growth rates for the tax were 7.0, 4.8, and 5.8 percent, respectively for this year.

Corporate income tax receipts increased by $44.5 million compared to collections in the third quarter of FY20 as declaration payments were $71.6 million more than last year. Net payments with returns partially offset the estimated payments, declining by $27.0 million. Meanwhile, the limited liability entity tax (LLET) grew 3.5 percent, or $1.9 million, in the third quarter.

Property tax collections have been strong this year, aided by some FY20 collections which spilled over into the first quarter this year. Receipts grew 7.4 percent in the just completed quarter with collections of $174.8 million. This is $12.1 million more than received during the same time frame last year. Real, tangible and public service property all had increases in the quarter as did omitted and delinquent collections. Growth rates for the three quarters in year have been 23.5, 1.6, and 7.4 percent, respectively.

Lottery receipts increased by 8.7 percent in the third quarter after falling by 3.5 percent in the second quarter. Thus far in FY21, lottery dividend payments total $206.1 million, up 2.4 percent compared to FY20.

Cigarette tax receipts fell 11.5 percent to $78.0 million in the third quarter of FY21. With quarterly growth rates of -3.3, 4.5, and -11.5 percent, respectively. Year-to-date revenues have fallen 3.4 percent.

Coal severance tax receipts totaled $13.5 million for the third quarter of FY20. This is $2.3 million, or 14.5 percent less than in the third quarter of FY20. Coal sales are largely a function of the coal demanded by power plants in Kentucky and in power plants nearby Kentucky which utilize Kentucky coal. Year-to-date, coal receipts have declined by 12.2 percent.

The Other category, which is composed of many smaller tax accounts, increased 7.6 percent in the third quarter of FY21. Third quarter receipts were $302.2 million. This is $21.5 million more than was received in the same quarter of FY20.

Individual income tax and sales and use taxes made up 75.8 percent of General Fund tax receipts. The other category made up 10.2 percent of receipts in the third quarter. The next largest source of revenue is the property tax, which made up 5.9 percent of total receipts. Cigarettes made up 2.6 percent of total receipts. The lottery dividend made up 2.3 percent of the General Fund receipts. Corporate and LLET combined made up 2.7 percent of receipts. The coal severance tax made up 0.5 percent of total receipts.

Road Fund.  Total Road Fund receipts decreased 0.4 percent during the third quarter of FY21, after growing in each of the first two quarters of the fiscal year. The rate of growth in this account has declined each quarter as the year has progressed. The growth rates for the first three quarters of the fiscal year have been 1.9, 0.7, and -0.4 percent, respectively. Total receipts received in the third quarter were $385.7 million compared to last year’s third quarter total of $387.2 million. Motor fuels and motor vehicle usage tax receipts had the largest changes compared to last year and moved in offsetting directions. Motor fuels collections fell $12.1 million while motor vehicle usage tax revenues increased $10.9 million. The remaining accounts had relatively small changes and taken as a whole fell by $300,000. Year-to-date Road Fund collections have grown 0.8 percent.

The official FY21 Road Fund revenue estimate calls for a 5.8 percent increase in revenue for the year. Based on year-to-date tax collections, revenues must grow 23.8 percent in the final quarter of the fiscal year to meet the revenue estimate. While the needs seem excessive, collections in the fourth quarter last year declined by over $100 million as the pandemic brought economic activity to a near standstill. For the quarter, motor fuels tax receipts fell 6.6 percent to $171.0, the lowest quarterly total since FY11 (excluding last year’s fourth quarter outlier). Collections in this account have lagged since the onset of the pandemic and have declined in each of the past four quarters. Receipts were $12.1 million lower than the $183.1 million collected during the third quarter of last year. Year-to-date collections in this account have decreased 5.6 percent.

Motor vehicle usage tax receipts have continued to exceed expectations, growing 8.3 percent in the just completed quarter. In most years, an 8.3 percent quarterly increase would be considered exceptional. This year, however, that is the low-water mark. Receipts in this account have increased 12.1, 10.2, and 8.3 percent for the three quarters this year. Revenues were $142.7 million compared to $131.8 million last year and have now increased 10.2 percent through the first nine months of FY21.

Motor vehicle license tax receipts fell $3.0 million, or 8.4 percent in the third quarter after whipsawing in the first two quarters of the year. First quarter collections grew 24.7 percent due to some FY20 revenue spilling over into the current year while second quarter revenue fell 10.2 percent. Year-to-date revenues have declined 0.1 percent.

Motor vehicle operator’s tax receipts were $5.4 million in the third quarter of FY21, a $1.5 million increase compared to collections a year ago. Receipts have increased $3.4 million for the year.

Weight distance tax receipts were $21.6 million in the quarter which represent a 3.9 percent increase compared to receipts collected during the third quarter of FY20. The weight distance tax has some significance as a leading indicator of economic activity, as it is a rough proxy for goods in transit over Kentucky highways. Year-to-date collections in this account have fallen 2.2 percent.

The remainder of the accounts in the Road Fund are grouped in the “other” category and consist primarily of fines, fees and miscellaneous receipts. These funds combined to total $12.8 million, $3.9 million more than FY20 levels.

The motor fuels tax and the motor vehicle usage tax are by far the largest components of the Road Fund. Together, they combined for 81 percent of Road Fund revenues in the third quarter. The next largest source of revenue was motor vehicle licenses at nine percent, followed by weight distance taxes with six percent. The “other” category accounted for three percent, while motor vehicle operators accounted for one percent and income on investments accounted for less than one percent.

National Economy – Third Quarter, 2021 Fiscal Year

Real Gross Domestic Product (real GDP) fell by 0.012 percent in the third quarter compared to the same quarter of FY20. Adjacent-quarter growth (from the second quarter of FY21 to the third quarter of FY21) was by 1.2 percent in the third quarter. Most of the losses to real GDP occurred in the fourth quarter of FY20. Therefore it is best to examine adjacent-quarter growth rates to determine precisely when growth and losses occurred. Adjacent-quarter growth rates for the last five quarters starting with the January through

March 2020 quarter were: -1.3, -9.0, 7.5, 1.0, and 1.2 percent, respectively. Growth rates across all real GDP components were muted during the third quarter of FY21. Considerable real GDP growth occurred in the first quarter of FY21, which recuperated a significant portion of the real GDP losses from the recession. Growth during the second and third quarters of FY21 would best be described as a very slow recovery or slow expansion period immediately following the recession. This slow growth is pretty evenly distributed across the real GDP components during the last two quarters.

Real consumption grew by 0.2 percent in the third quarter of FY21 over the third quarter of FY20. Adjacent-quarter growth (from the second quarter of FY21 to the third quarter of FY21) was 1.1 percent in the third quarter. Adjacent-quarter growth rates for the last five quarters were: -1.8, -9.6, 9.0, 0.6, and 1.1 percent, respectively. Real consumption followed the path of real GDP closely over this time. Real consumption made up 69.2 percent of real GDP in the third quarter of FY21.

Real investment rose by 7.5 percent in the third quarter of FY21 over the third quarter of FY20. This is more a function of the depth of the real investment fall from one year ago, rather than a statement about the current position of real investment. Therefore, it is more useful to look at adjacent-quarter growth rates. Adjacent-quarter growth (from the second quarter of FY21 to the third quarter of FY21) was 1.5 percent in the third quarter. Real investment was experiencing some weakness several quarters before the recession of 2020. Adjacent-quarter growth rates for the last eight quarters were: -1.5, 0.5, -0.9, -2.3, -14.5, 16.8, 6.1, and 1.5 percent, respectively. Real investment made up 18.9 percent of real GDP in the third quarter of FY21.

Real government expenditures grew by 1.2 percent in the third quarter of FY21 over the third quarter of FY20. Adjacent-quarter growth (from the second quarter of FY21 to the third quarter of FY21) was 2.1 percent in the third quarter. Adjacent-quarter growth rates for the last five quarters were: 0.3, 0.6, -1.2, -0.3, and 2.1 percent, respectively. It is important to note that real government expenditures do not include transfer payments to individuals or to states. Real government expenditures made up 17.8 percent of real GDP in the third quarter of FY21.

Total federal outlays increased by 44.2 percent in the third quarter of FY21 over the third quarter of FY20. Total federal outlays have moved wildly over the last five quarters. Total federal outlays (annual rate) for the last five quarters were: $4.9 trillion, $9.1 trillion, $7.2 trillion, $6.0 trillion, and $7.1 trillion, respectively. These five outlay amounts are the five highest in US history. The corresponding adjacent-quarter growth rates for the last five quarters were: 1.8, 85.7, -20.9, -16.4, and 17.3 percent, respectively.

Subsidies grew by 621.0 percent in the third quarter of FY21, making up almost a quarter of the increase in total outlays. For the last two decades Subsidies ranged from a low of $39.2 billion in the fourth quarter of FY02 to a high of $81.4 billion in the first quarter of FY20. Subsidies outlays exploded in the fourth quarter of FY20 to a new high of $1.1 trillion. Subsidies expanded again in the first quarter of FY21 to $1.2 trillion. Subsidies contracted significantly in the second quarter of FY21 to $609.8 billion. Subsidies contracted again in the third quarter of FY21 to $537.0 billion, which is still historically high, but down from the peak in the first quarter. Adjacent-quarter growth rates for the last five quarters were: -7.5, 1,358.0, 11.7, -49.7, and -11.9 percent, respectively. Historically, subsidies make up about 1.5 percent of total federal outlays. However, in the third quarter of FY21, subsidies made up 7.6 percent of total federal outlays.

The second fastest growing outlay was Non-Medicaid Grants to State and Local Governments. Non-Medicaid Grants to State and Local Governments grew by 53.6 percent in the third quarter of FY21 over the third quarter of FY20. Non-Medicaid Grants to State and Local Governments outlays are high historically, and are also rising. The third quarter outlay was the second highest Non-Medicaid Grant to State and Local governments on record. The largest Non-Medicaid Grant to State and Local governments occurred in the fourth quarter of FY20. Adjacent-quarter growth rates for the last five quarters were: 0.2, 332.7, -72.6, -6.7, and 39.0 percent, respectively. The last five quarters of Non-Medicaid Grants to State and Local Governments outlays were the highest in US history. Current outlays are just over 40 percent higher than in the previous five quarters. Non-Medicaid Grants to State and Local Governments made up 4.4 percent of total federal outlays.

The category Federal Transfer Payments to Resident Persons accounted for the largest amount of the change in total federal outlays. Federal Transfer Payments to Resident Persons includes the subcategories Social Security, Medicare, Subsidies and several other smaller outlay accounts. Together these accounts grew by a net $1,470.8 billion in the third quarter of FY21 compared to the third quarter of FY20. This increase makes up 67.9 percent of the $2,165.6 billion increase in total federal outlays in the third quarter.

Real exports decreased by 7.3 percent in the third quarter of FY21. Real exports were greatly affected by the coronavirus restrictions, mandates and shutdowns during the third and fourth quarters of FY20. Since then, adjacent quarter growth has varied but tapered over the last three quarters. Adjacent-quarter growth rates for the last five quarters were: -2.5, -22.8, 12.4, 5.1, and 1.6 percent, respectively. The previous peak for real exports was $2,560.4 billion which occurred in the third quarter of FY19. Real exports are still $247.3 billion below that previous peak. Quarterly growth is weak as demand in foreign countries remains weak. It is not clear if this is an income effect due to economic slowdown in general or if it is a shift away from US goods relative to competitor goods. Real exports made up 12.2 percent of real GDP in the third quarter of FY21.

Real imports increased by 6.4 percent in the third quarter of FY21. Imports followed a very different path than exports over the last five quarters. This can be seen clearly by examining the adjacent-quarter growth rates. Real imports dove 17.7 percent (adjacent-quarter) in the key fourth quarter of FY20. Then real imports rebounded immediately by 17.9 percent in the first quarter of FY21, making up a significant amount of the losses. Real imports grew moderately to strongly in the second and third quarters of FY21. Adjacent-quarter growth rates for the last five quarters were: -4.0, -17.7, 17.9, 6.7, and 2.8 percent, respectively. These three quarters of growth not only made up losses from the 2020 recession, but also made up other losses from before the recession. Real imports surpassed its previous peak of $3,486.8 billion (first quarter of FY20) in the third quarter of FY21 with $3,493.1 billion. Real imports (a deduction from real GDP) made up 18.4 percent of real GDP in the third quarter of FY21.

The strong rebound in imports and the continued weakness in exports has had a significant effect on the trade deficit. The trade deficit has soared in the last three quarters. The trade deficit in the third quarter of FY20 was $788.0 billion. The trade deficit in the third quarter of FY21 is now $1,180.0 billion. That is an increase of 49.7 percent in just one year.

US personal income grew by 8.7 percent in the third quarter of FY21. Personal income growth was weak before the recession of 2020, growing under 1.0 percent each quarter on an adjacent-quarter basis. However, since the beginning of the recession, US personal income has moved wildly. Adjacent-quarter growth rates for the last five quarters were: 1.0, 7.9, -3.0, -1.8, and 5.6 percent, respectively. Most of these wild changes were due to large changes in transfer receipts income.

Transfer receipts income grew by 47.9 percent in the third quarter of FY21 over the third quarter of FY20. That is an increase of $1,550.3 billion (annual rate) in one year. In the three years before the recession, adjacent-quarter growth rates for transfer receipts ranged from 0.4 percent to 2.9 percent. Adjacent-quarter growth rates for the last five quarters were: 2.5, 75.5, -23.0, -13.1, and 26.1 percent, respectively. US transfer receipts income made up 23.2 percent of total US personal income. Transfer receipts income is now by far the second largest component of personal income, second only to wages and salaries.

US wages and salaries income grew by 1.5 percent in the third quarter of FY21. Wages and salaries income took a large hit during the recession of 2020, losing 6.5 percent in the fourth quarter of FY20 compared to the third quarter of FY20. Tapering, but solid growth over the next three quarters has helped wages and salaries income to make up those losses. The last five adjacent-quarter growth rates were: 1.1, -6.5, 4.9, 2.2, and 1.2 percent, respectively. Wages and salaries income surpassed its previous peak (third quarter of FY20) in the second quarter of FY21. Wages and salaries income made up 46.9 percent of total personal income in the third quarter of FY21.

The working population increased by 0.5 percent, or 1.3 million persons, in the third quarter of FY21 over the third quarter of FY20. The 1.3 million 'new' persons is a bit of a misnomer, as it is a net figure, composed of those in the labor force and those not in the labor force. The US civilian labor force lost 3.5 million persons and those not in the labor force increased by 4.8 million persons. The labor force is divided into the employed and the unemployed. The employed portion of the labor force decreased by 4.6 percent, or 7.3 million jobs, in the third quarter, while the unemployed portion of the labor force increased by 3.7 million jobs. So despite an increase in total available persons in the working population, the number of persons employed decreased significantly relative to the third quarter of FY20.

US non-farm employment fell 5.8 percent in the third quarter of FY21 compared to the third quarter of FY20. Employment declined in all 11 supersectors in the third quarter. The entirety of these losses occurred in April through June of 2020. Therefore, it is best to examine employment growth on an adjacent-quarter basis, to see how employment has changed in each quarter since the recession ended. The recession of 2020 had a significant impact on US non-farm employment, losing 12.0 percent, or 18.2 million jobs in one quarter. Non-farm employment improved in the first quarter of FY21, growing 5.4 percent, or 7.2 million jobs, over the fourth quarter of FY21. Much smaller growth occurred in the second and third quarters of FY21. Adjacent-quarter growth rates for the last five quarters were: 0.1, -12.0, 5.4, 1.2, and 0.3 percent, respectively. The previous peak for US non-farm employment was 151.9 million, which occurred in the third quarter of FY20. US non-farm employment is still 8.8 million jobs below the previous peak.

Leisure and hospitality services employment lost the most jobs in percentage terms, losing 19.5 percent in the third quarter of FY21 compared to the third quarter of FY20. The large majority of these losses occurred in the fourth quarter of FY20. Adjacent-quarter growth rates for the last five quarters were: -0.8, -37.9, 26.3, 3.2, and -0.5 percent, respectively. Prior to the recession, leisure and hospitality was growing slowly but steadily for the last decade. Adjacent quarter growth rates ranged between 0.2 and 1.1 percent during that time. That is persistent growth by any measure. Leisure and hospitality jobs are now at 13.4 million, which is 3.4 million below its previous peak. Leisure and hospitality made up 9.4 percent of total US non-farm employment in the third quarter of FY21.

The unemployment rate dropped slightly during the third quarter to 6.2 percent. The unemployment rate has remained elevated since the recession of 2020. The unemployment rates for the last five quarters are: 3.8, 13.0, 8.8, 6.7, and 6.2 percent, respectively. The employment rate declines are drive primarily by decreases in the labor force.

Kentucky Economy – Third Quarter, 2021 Fiscal Year

Kentucky personal income grew by 7.4 percent in the third quarter of FY21. Similar to many other series that have been examined, much of that change occurred during April through June of 2020. It is best to examine adjacent-quarter growth rates to determine precisely when growth occurred over the last four quarters. The last five adjacent-quarter growth rates for Kentucky personal income were: 0.9, 10.6, -6.8, -2.3, and 6.7 percent, respectively. The two periods of growth were largely influenced by high growth in transfer receipts income. The previous peak for Kentucky personal income was $220.7 billion, which occurred in the fourth quarter of FY20. Personal income is currently $6.4 billion (or 2.9 percent) below the previous peak.

Kentucky personal income grew by a net $14.8 billion, or 7.4 percent, in the third quarter of FY21 over the third quarter of FY20. Kentucky transfer receipts made up $14.0 billion of the $14.8 billion in total US personal income gains. These gains occurred chronologically in the same pattern as in Kentucky personal income. Kentucky transfer receipts adjacent-quarter growth rates for the last five quarters were: 2.6, 63.6, -27.8, -12.7, and 24.8 percent, respectively. Transfer receipts income remains elevated historically-speaking. Prior to the 2020 recession, transfer receipts income averaged $46.0 billion. Transfer receipts income in the third quarter of FY21 was $62.6 billion; over 36 percent higher than immediately before the recession.

Kentucky non-farm employment decreased a net 4.8 percent in the third quarter of FY21. All supersectors lost jobs during the last year. Most of the job losses occurred during the recession; therefore, it is best to examine adjacent-quarter growth rates instead of annual growth rates. The last five adjacent-quarter growth rates for Kentucky non-farm employment were: 0.2, -12.3, 6.8, 1.2, and 0.4 percent, respectively. Kentucky non-farm employment fell 12.3 percent from the third quarter of FY20 to the fourth quarter of FY20, a loss of 240,700 jobs. However, non-farm employment grew during the next three quarters on an adjacent-quarter basis. The previous peak for Kentucky non-farm employment (which occurred in the third quarter of FY20) was 1,952,900. Kentucky non-farm employment in the third quarter of FY21 was 1,859,400, which is still 93,500 jobs below the previous peak.

The biggest loser in percentage and absolute terms was leisure and hospitality services employment. Leisure and hospitality services employment fell 16.3 percent in the third quarter of FY21, a net loss of 33,100 jobs. Leisure and hospitality services employment was significantly impacted by the 2020 recession. The last five adjacent-quarter growth rates were: -0.4, -36.5, 28.4, 1.2, and 1.4 percent, respectively. The significant 28.4 percent growth in the first quarter of FY21 was short-lived and insufficient to bring it back to its previous level. Leisure and hospitality services employment was 169,300 in the third quarter of FY21. This is 33,800 jobs below the previous peak which occurred in the second quarter of FY20. Leisure and hospitality services employment made up 9.1 percent of total Kentucky non-farm employment in the third quarter of FY21.

State Retirement Systems

Following is information about the Commonwealth’s retirement system, including pension plans and other post-employment benefits.  Capitalized terms used under this heading and not otherwise defined shall have the respective meanings given by the CAFRs, as herein defined.

Retirement Plans. Effective April 1, 2021, eligible state and local government employees may participate in one of two provided multi-employer benefit plans: (i) the Kentucky Public Pensions Authority (“KPPA”), or (ii) the Teachers’ Retirement System of Kentucky (“TRS”). The Kentucky Retirement Systems, through its board, oversees three of the five plans supported by the KPPA: (i) Kentucky Employees Retirement System (“KERS”) Non-Hazardous, (ii) KERS Hazardous and (iii) the State Police Retirement System (“SPRS”). The County Employees Retirement System has its own governance board, separate from the Kentucky Retirement Systems, and oversees the County Employees Retirement System (“CERS”) Non-Hazardous, and CERS Hazardous, which are the fourth and fifth of five systems that the KPPA supports. The KPPA is an administrative entity that performs daily system activities, which include administrative support, investment management, benefits counseling, accounting and payroll functions and legal services for all five plans. The KPPA is governed by a third board, which is composed of members of the boards of each of the Kentucky Retirement Systems and CERS. Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein. The Kentucky Retirement Systems and TRS (collectively, the “Retirement Plans”) provide both retirement and Other Post-Employment Benefits (“OPEB”) to state employees and teachers based upon their age, hire date, years of service and retirement date. Most retirement benefits are subject to a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal. KERS Non-Hazardous eligible employees hired January 1, 2014 and thereafter, are no longer party to the inviolable contract and the General Assembly can amend, suspend or reduce benefits with future legislation. The Kentucky Public Employees’ Deferred Compensation Authority (the “KDC”) additionally provides administration of tax-deferred supplemental retirement plans for all state, public school and university employees, and employees of local political subdivisions that have elected to participate. The available deferred compensation plans include a 457(b) Plan and a 401(k) Plan.

Pension Funding. The Commonwealth’s enacted budget for fiscal years 2019 through 2021 included the full Actuarially Determined Employer Contribution (“ADEC”) for the assumed rates of return found on the following pages for the Kentucky Retirement Systems executive branch participants and TRS. Certain “Quasi” government agencies which participate in the KERS non-hazardous system were permitted to retain the FY 2018 contribution rate of 49.47% for fiscal years 2019 through 2021. Based upon the assumptions employed in the Retirement Plans’ June 30, 2020 actuarial valuation reports used in preparing the associated Retirement Plans’ 2020 CAFRs, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the “UAAL”) of 15,357 million. TRS, assuming a 7.5 percent investment return, had a pension UAAL of $14,788 million. Unlike Fiscal Year 2017, TRS was not required to report the pension liability in accordance with GASB 67. The state supported portion of the Retirement Plans for the Fiscal Year ended June 30, 2020 had funding percentages of 17.82 percent for the Kentucky Retirement Systems and 58.45 percent for TRS. These funding percentages compare to 16.86, and 58.12 percent respectively for the Fiscal Year ended June 30, 2019. In FY2000 funding ratios were greater than 100% and decreased over a number of years due to a variety of factors including, changes to the discount rate, lower than projected investment returns and other variances from actuarial assumptions. The Kentucky Retirement Systems’ state supported ADEC for pension benefits for the Fiscal Year ended June 30, 2020 was $1,170 million; $1,166 million was contributed. The TRS state supported pension ADEC for the Fiscal Year ended June 30, 2020 was $1,134 million; $1,134 million was contributed.

Other Post Employment Benefits. The Commonwealth’s CAFR for the fiscal year ended 6/30/2017 represents Governmental Accounting Standards Board (GASB) Statement 45 (“Accounting and Financial Reporting by Employers for Post-employment Benefits other than Pensions”). The Commonwealth adopted GASB Statement 75 (“Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions”) for CAFR reporting for the fiscal year ending 6/30/2018 and after.

The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers. The Retirement Plans administer two multi-employer defined benefit healthcare plans (collectively, the “Health Plans”) for which the Commonwealth pays a portion of the cost of the benefits of the retired employees. As of January 1, 2006, the Commonwealth commenced self-funding of healthcare benefits for state employees. The Kentucky Retirement Systems also adopted, on January 1, 2006, a self-funding health care plan for Medicare Eligible Retirees. TRS became self-insured for post-retirement healthcare costs for Medicare Eligible Retirees on July 1, 1991. Beginning January 1, 1997, TRS offered non-Medicare Eligible Retirees insurance through the state health insurance program, which has since become self-insured. Beginning January 1, 2007, TRS offered its Medicare Eligible Retirees an insured Medicare Advantage Plan and, beginning July 1, 2010, offered this group an insured Employer Group Waiver Drug Plan. The TRS Board requires retirees not eligible for Medicare to pay the equivalent for the Medicare Part B program towards their cost of health coverage.

The Retirement Plans commission actuarial studies, which provide results for consideration, under certain actuarial funding methods and sets of assumptions. A five-year experience study covering the period from July 1, 2013 to June 30, 2018 for the Kentucky Retirement Systems, was dated April of 2019. Similarly, a five-year experience study covering the period from July 1, 2010 to June 30, 2015 for the TRS Board was dated September 15, 2016. In addition to the experience studies, annual actuarial reports are performed on both retirement systems. Pursuant to their respective actuarial studies, the OPEB UAAL as of June 30, 2020 was estimated at $1,426.7 million for the Kentucky Retirement Systems and $1,086.7 million for TRS. These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2020. The actuarial estimates for the Kentucky Retirement Systems’ OPEB liabilities decreased from the $1,722.4 million reported in the Kentucky Retirement Systems’ 2019 CAFR. The actuarial estimates for TRS decreased from the $1,715.7 million reported in their 2019 CAFR.

The Kentucky Retirement Systems’ state supported OPEB Actuarially Determined Employer Contribution for Fiscal Year ended June 30, 2020 was $201.4 million; $193.9 million was contributed. The TRS state supported OPEB Actuarially Determined Employer Contribution for the Fiscal Year ended June 30, 2020 was $45.8 million; $186.4 million was contributed. The state supported portion of the OPEB for the Fiscal Year ended June 30, 2020 had funding percentages of 56.4 percent for the Kentucky Retirement Systems and 62.3 percent for TRS.

Recent Changes to State Retirement Systems.

House Bill 8 of the 2021 Regular Session of the Kentucky General Assembly was delivered to the Governor for signature or veto on March 12, 2021 and was signed by the Governor on March 20, 2021. House Bill 8 amends KRS 61.565 to change the Kentucky Employees Retirement System's (KERS) nonhazardous actuarially accrued liability contribution (unfunded liability payment) that is payable by employers on or after July 1, 2021, from a value that is paid as a percent of pay on each employee to a set dollar amount; and provide that the set dollar amount shall be allocated to each individual employer based upon the employer's percent share of the liability as of the June 30, 2019 actuarial valuation.

House Bill 258 of the 2021 Regular Session of the General Assembly was delivered to the Governor for signature or veto on March 16, 2021, was vetoed by the Governor on March 23, 2021, and the Governor’s veto was overridden by the legislature on March 29, 2021. House Bill 258 provides a new tier of benefits for teachers hired on or after January 1, 2022. The new plan includes a defined benefit foundational component and a defined contribution supplemental component. It does not change any benefits for existing TRS members active or retired.

Senate Bill 249 of the 2020 Regular Session of the Kentucky General Assembly was signed by the Governor on April 8, 2020. The bill had several provisions that affected KERS, SPRS and CERS. The amortization of the UAAL was again reset for this system to a closed 30-year amortization beginning with the June 30, 2019 valuation, and using a level percent of payroll instead of the current level dollar amortization. Additionally, any future increases or decreases in the UAAL will be amortized over a 20-year closed period utilizing a layered amortization method. Among other administrative changes, the bill also extended to June 30, 2021 the voluntary cessation of participation date for the 118 quasi-governmental agencies identified in House Bill 1 of the 2019 Regular Session. The University determination of voluntary cessation of participation date was previously set to January 1, 2021. Finally, the bill delayed an increase of the phase-in of higher contribution rates for CERS employers.

House Bill 352 of the 2020 Regular Session vetoed in part and vetoes overridden on April 15, 2020 set the KERS employer contribution rate at 84.43 percent for FY2021 and set the 118 quasi-governmental employer contribution rate below the current ADEC rate at 49.47 percent.

House Bill 484 of the 2020 Regular Session was signed by the Governor on April 7, 2020. This bill in-effect made no administrative changes, but separated the CERS and KRS into two governing boards. Oversight of CERS shall be transferred from the Kentucky Retirement Systems board of trustees to the County Employees Retirement System board of trustees.

House Bill 1 of the 2019 Special Session of the Kentucky General Assembly was signed by the Governor on July 24, 2019. Its purpose was to address pension related changes for 118 quasi-governmental agencies including regional mental health programs, local and district health departments, domestic violence shelters, rape crisis centers, child advocacy centers, state-supported universities and community colleges. The bill froze the employer contribution rate at 49.47% for Fiscal Year 2020 and provided four avenues for voluntary cessation of participation in the Kentucky Retirement System or the option to remain in the System for those agencies. An actuarial analysis by GRS Retirement Consulting, dated July 18, 2019, projected an actuarial cost relief to those agencies of $827 million. The FY 2020 employer contribution rate freeze at 49.47% instead of the actuarial determined rate of 83.43%, was projected to have an actuarial cost of $121 million for FY 2020 to the Retirement System.

Senate Bill 151 from the 2018 Regular Session of the General Assembly was signed into law by the Governor on April 10, 2018. The bill modified the funding structure of the Retirement Plans from a percent-of-payroll method to a level-dollar method, provided reform to the TRS plan, further modified benefits under the Kentucky Retirement System plans, and replaced prior legislation for opt-out provisions for quasi-governmental agencies wishing to exit the Kentucky Retirement System plans. On December 13, 2018, the Kentucky Supreme Court ruled Senate Bill 151 unconstitutional based on procedural reasons, not on merits of the bill.

Some of the 2018 pension reforms were based on a PFM Group Consulting, LLC three-part report dated August 2017, May 2017 and December 2016, respectively. The report developed a range of analyses that illustrated the current and projected financial condition of the retirement systems, and provided options and recommendations for improvement and reform.

In December 2016 the Kentucky Retirement Systems and TRS publicly presented the annual actuarial valuation reports of the systems as prepared by Cavanaugh Macdonald as of June 30, 2016. The assumed investment rate of return for KERS Non-Hazardous and SPRS was 6.75 percent based on the annual valuation conducted as of June 30, 2016. The KERS Hazardous, CERS and TRS plans continue to use a 7.5 percent discount rate. There was a reduction in the assumed rate of return from 7.75 percent to 7.5 percent for the valuation as of June 30, 2015.

Senate Bill 2 from the 2013 Regular Session of the General Assembly was signed into law by the Governor on April 4, 2013. The bill created a new section in KRS Chapter 7A establishing a 13 member Public Pension Oversight Board to oversee the Kentucky Retirement Systems and report to the General Assembly on benefits, administration, investments, funding, laws, administration regulations and legislation pertaining to Kentucky Retirement Systems. The bill also stated that new employees hired after January 1, 2014 will be placed in a Hybrid Cash Balance Plan. This plan has a guaranteed rate of return of 4.0 percent for both hazardous and non-hazardous employees, plus 75 percent of the investment return in the plan in excess of 4.0 percent to the employee. Hazardous employees’ employer contribution is set at 7.5 percent of salary and non-hazardous employees have an employer contribution of 4.0 percent. The bill further provides for a 1.5 percent COLA only if it is prefunded and appropriated by the General Assembly or if the pension plan is 100 percent funded. New employees as of January 1, 2014 are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation. The bill additionally made provisions for a Health Savings Account as an insurance option for retirees, required the General Assembly to start fully funding the ADEC beginning in Fiscal Year 2015, and reset the amortization to 30-years beginning in 2015.

Litigation Potentially Impacting KERS.

In April 2013, Seven Counties Services, Inc. (“Seven Counties”), filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Western District of Kentucky (the “Bankruptcy Court”). Seven Counties provides mental health services for the Cabinet for Health and Family Services for the greater Louisville, Kentucky area and surrounding counties. For approximately the past twenty-five years, Seven Counties has been a participating employer in KERS. Seven Counties identified KERS as a creditor with a primary objective of discharging its continuing obligation to remit retirement contributions for approximately 1,300 employees and terminate its membership in KERS. The estimated impact of Seven Counties’ objective on KERS would result in an unfunded liability of approximately $90 million at that time.

KERS opposed Seven Counties’ attempt to discharge its obligations and terminate its membership. KERS asserted that Seven Counties is a Governmental Unit properly participating in KERS by Executive Order issued in 1978 and thus ineligible for Chapter 11 relief. Consequently, Seven Counties would remain statutorily obligated to continue participation and remit contributions.

On May 30, 2014, the Bankruptcy Court held that Seven Counties was not a Governmental Unit and could move forward with its Chapter 11 bankruptcy case. Moreover, the Court held that Seven Counties’ statutory obligation to continue to participate and remit contributions to KERS was a “contract” eligible for rejection. Seven Counties rejected its participation in KERS.

In June 2014, KERS appealed the Bankruptcy Court’s ruling. On October 6, 2014, Seven Counties filed a formal reorganization plan with the Bankruptcy Court. On January 6, 2015, the Bankruptcy Court confirmed Seven Counties’ plan of reorganization (the “Confirmation Order”). On January 19, 2015, KERS appealed the Confirmation Order. At a hearing on January 20, 2015, the Bankruptcy Court denied a motion by KERS seeking a stay of the Confirmation Order, which would have delayed implementation of the reorganization plan pending the determination of the issues on appeal. After the Bankruptcy Court denial of the stay, KERS filed an emergency motion for a stay with the U.S. District Court for the Western District of Kentucky (the “District”), which the District Court denied on February 4, 2015. On May 12, 2015, KERS filed a motion with the District Court to certify a question to the Kentucky Supreme Court in connection with whether the relationship between KERS and Seven Counties (i) constituted a “contract” subject to rejection in bankruptcy by Seven Counties or (ii) was a statutory obligation of Seven Counties not constituting a contract.  On March 31, 2016, the United States District Court issued a Memorandum of Opinion and Order that (i) denied KERS’ motion to certify a question of law to the Kentucky Supreme Court, (ii) reversed the Bankruptcy Court’s determination regarding classifying KERS as a multi-employer plan and determined KERS was a multiple employer plan, (iii) affirmed the Bankruptcy Court’s decision in all other aspects; and (iv) denied Seven Counties cross-appeal.

On April 21, 2016, the Kentucky Retirement Systems’ Board of Trustees voted to appeal the decision to the United States Court of Appeals for the Sixth Circuit (“Sixth Circuit”). KERS filed a brief with the Sixth Circuit Court of Appeals on January 3, 2017. Seven Counties then filed a brief at the end of July 2017, and oral arguments were held on November 30, 2017. On August 24, 2018, the Sixth Circuit issued an Opinion ruling that Seven Counties was not a state instrumentality within the meaning of the

Bankruptcy Code and was therefore eligible to file under Chapter 11. However, the Court of Appeals also certified a question of law to the Kentucky Supreme Court regarding whether the relationship between Seven Counties and Kentucky Retirement Systems was contractual or statutory. Kentucky Retirement Systems filed a Petition for Rehearing and Rehearing En Banc which was held in abeyance until the Kentucky Supreme Court issues a decision on the certified question of law. Oral arguments were held at the Kentucky Supreme Court on March 6, 2019, and on August 29, 2019 the Supreme Court ruled that Seven Counties participation in and its contributions to the KERS are based on a statutory obligation.

On July 20, 2020, the Sixth Circuit Court of Appeals issued an Opinion stating that they affirmed their previous determination that Seven Counties was eligible to file a Chapter 11 bankruptcy case. The Sixth Circuit also reversed the conclusion that Seven Counties can reject its obligation to participate as an executory contract and that Seven Counties need not maintain its statutory contribution obligation during the pendency of the bankruptcy. The Sixth Circuit dismissed Seven Counties’ cross appeal and remanded the case for further proceedings consistent with the opinion. KERS again filed a petition to have the Opinion regarding Seven Counties’ ability to file a Chapter 11 bankruptcy Reheard En Banc by the entire Sixth Circuit. This petition was denied in an Order dated September 11, 2020. The case was remanded back to the Bankruptcy Court. The case is currently being litigated, with a hearing scheduled for the end of August 2021.

Other entities within the Commonwealth, including some entities with pending litigation, are attempting to terminate their participation in KERS. For example, Kentucky Retirement Systems filed an action against Kentucky River Community Care (“KRCC”) to compel it to comply with its statutory duties and require retirement plan participation. Similarly, Bluegrass Oakwood, Inc., a subsidiary of Bluegrass MHMR, attempted to terminate its participation in KERS through an action before the Kentucky Court of Appeals that was dismissed on February 24, 2015, resulting in Bluegrass Oakwood remaining as a participant in KERS. No assurance can be provided with respect to the impact of such actions, if any, on the future contribution rates.

In June 2014, the City of Fort Wright, a participating employer in CERS, filed a lawsuit against the Kentucky Retirement Systems’ Board of Trustees alleging that the Board invested CERS funds in investments that were prohibited by statute and common law. In addition, the City alleged that the Board of Trustees paid substantial asset management fees, which the suit alleges were improper. Kentucky Retirement Systems filed a motion to dismiss this action based on a number of legal issues, including the argument that the action was barred by the doctrine of sovereign immunity. Franklin Circuit Court denied the motion to dismiss.  An interlocutory appeal of the sovereign immunity issue was filed at the Kentucky Court of Appeals. On September 23, 2016, the Court of Appeals upheld the Franklin Circuit Court’s ruling that sovereign immunity did not prohibit this action from proceeding. After a motion to the Kentucky Supreme Court for discretionary review of the Court of Appeals’ ruling was denied, the case returned to the Franklin Circuit Court on the merits of the claims made. Both parties filed Motions for Declaratory Judgement on the legal issue of whether or not Kentucky Retirement Systems is authorized under Kentucky law to invest CERS plan assets according to the standards established in KRS 61.650 or if some other standard applies. On September 20, 2018, Franklin Circuit Court issued an Opinion and Order denying the City of Fort Wright’s Motion for Declaratory Judgment and granting Kentucky Retirement Systems Cross-Motion for Declaratory Judgment. The City of Fort Wright appealed this decision to the Kentucky Court of Appeals, which issued an Opinion on January 10, 2020, affirming the decision of the Franklin Circuit Court in favor of the Kentucky Retirement Systems. The City of Fort Wright then filed a Motion for Discretionary Review at the Kentucky Supreme Court.  On September 16, 2020, the Supreme Court of Kentucky granted this Motion. On September 28, 2020, the Kentucky Retirement Systems filed a Cross Motion for Discretionary Review, which was granted December 9, 2020. The case is currently being litigated.

In what is essentially a companion case to the City of Fort Wright matter outlined above, Damian Stanton filed a Complaint on September 4, 2015, alleging that he is a member of CERS and that the Board invested CERS funds in investments that were prohibited by both statutory and the common law, as well as alleging that substantial management fees were paid as a result of the investments. This case was held in abeyance pending the outcome of the Kentucky Retirement Systems’ motion for discretionary review in the Fort Wright matter. No substantive action has been taken in this matter to date.  However, Mr. Stanton passed away in 2018 and a representative of his estate was substituted for Mr. Stanton in this action.

On November 17, 2016, Western Kentucky University (“WKU”) filed a motion in Franklin Circuit Court seeking a judgment against the Kentucky Retirement Systems after the Kentucky Retirement Systems asserted WKU should continue to make retirement contributions for employees who were purportedly fired as WKU employees and then rehired as contract laborers. On March 3, 2017, Kentucky Retirement Systems filed a Motion to Dismiss this action based on WKU’s failure to name necessary parties. Franklin Circuit Court denied this motion.  WKU has filed a motion for Summary Judgment in this action which was denied on October 18, 2018. Additional discovery was then allowed. WKU filed a renewed motion for summary judgement, and Kentucky Retirement Systems filed a response. On March 11, 2020, Franklin Circuit Court issued an Order granting Summary Judgment in favor of WKU. Kentucky Retirement Systems filed an appeal of this Opinion and Order with the Court of Appeals on June 17 2020. Litigation is ongoing.

On June 12, 2017, the River City Fraternal Order of Police and several other individuals filed a Complaint and Motion for a Restraining Order challenging the Kentucky Retirement Systems’ implementation of the Medicare Secondary Payer Act as it relates to KRS 61.702, asserting that Kentucky Retirement Systems violated both the federal law and the inviolable contract rights of its members. The court granted a Temporary Restraining Order (the “TRO”); however, a hearing was held at the end of July 2017 to determine whether to dissolve the TRO or grant an injunction during the pendency of this action. On September 25, 2017, Franklin Circuit Court issued an Order in the River City FOP litigation denying the Plaintiffs’ Motion for Temporary Injunction and dissolved the Court’s previous Restraining Order effective November 1, 2017. Plaintiffs thereafter filed a Motion to amend their Complaint to explicitly allege a violation of the Federal Medicare Secondary Payer Act. This motion was granted. Kentucky Retirement Systems filed a notice that it was removing the case to Federal District Court, where both counsels for River City and Kentucky Retirement Systems filed motions for summary judgment. On March 21, 2019, United States District Judge William Bertelsmann issued a Memorandum Opinion and Order denying the Kentucky Retirement Systems motion for summary judgement and granting River City Fraternal Order of Police’s motion for summary judgement in part. Kentucky Retirement Systems filed a motion for reconsideration, which was denied by an Order dated July 17, 2019.  On June 3, 2020, Judge Bertelsmann issued a Judgment and Memorandum Opinion and Order that Plaintiff Arnold be awarded damages totaling $9,594.48, Plaintiff Simkins be awarded $83,168.98, Plaintiff Larkin be awarded damages of $6,181.92, and Plaintiff Wood be awarded damages totaling $4,033.61. Kentucky Retirement Systems filed a Notice of Appeal on July 8, 2020. The matter has been briefed and oral arguments have been heard in the Sixth Circuit..

In December 2017, certain members and beneficiaries of the Kentucky Retirement Systems filed litigation (Mayberry et al v. KKR et al) against certain Hedge Fund Sellers, Investment, Actuarial and Fiduciary Advisors, Annual Report Certifiers, and certain (past and present) Kentucky Retirement Systems’ Trustees and Officers in Franklin Circuit Court. The litigation alleges (in summary) that actuarial assumptions, fees, statements and disclosures harmed the financial status of the Retirement Systems. While Kentucky Retirement Systems is designated a “Defendant,” that designation is a technical formality in so much as Kentucky Retirement Systems is a “nominal defendant.” On April 20, 2018, the Kentucky Retirement Systems and the plaintiffs filed a joint notice with the Court advising that Kentucky Retirement Systems does not intend to challenge its status as a “nominal defendant.” Since then, the Franklin Circuit Court has ruled on various Defendants’ Motions to Dismiss, denying nearly all of them. On January 10,

2019, KKR, Henry Kravis and George Roberts (collectively, “KKR Parties”) amended their Answer to assert cross claims against Kentucky Retirement Systems. Certain officer and Trustee Defendants appealed the denial of their Motion to Dismiss on immunity grounds to the Court of Appeals, and that appeal was transferred to the Kentucky Supreme Court. The hedge fund defendants filed a Petition for Writ of Prohibition in the Court of Appeals, arguing the Plaintiffs lacked standing to bring the action. That Petition was granted on April 23, 2019. Plaintiffs promptly appealed the Court of Appeals’ decision to the Supreme Court of Kentucky. On July 9, 2020, the Supreme Court of Kentucky issued an Opinion stating that the plaintiffs, as beneficiaries of a defined-benefit plan who have received all of their vested benefits so far and are legally entitled to receive their benefits for the rest of their lives, do not have a concrete stake in this case and therefore lack standing to bring this claim. The case was remanded to the circuit court with directions to dismiss the complaint. Thereafter, plaintiffs filed a motion seeking to amend their complaint to add parties (Tier 3 members of the Retirement Systems) and claims that would purportedly correct the standing defect identified by the Supreme Court of Kentucky. Furthermore, the Attorney General of the Commonwealth of Kentucky sought leave to intervene in this action through a motion filed July 20, 2020, and an Intervening Complaint on July 22, 2020. The Defendants filed motions seeking to have the case dismissed. On December 28, 2020, Franklin Circuit Court issued an Order dismissing the Complaint filed by the Plaintiffs, denied Plaintiffs’ Motion to file a Second Amended Complaint, and granted the Office of the Attorney General’s Motion to Intervene. A variety of addition motions and pleadings were filed, including an original action by the Tier 3 Group. On January 12, 2021, Franklin Circuit Court issued a scheduling Order granting the Attorney General until February 1, 2021 to file an Amended Intervening Complaint, granting the Tier 3 Group until February 11, 2021 to file a Motion to Intervene in this action. This case is currently in litigation.

A number of related cases have also developed based on issues raised in the above referenced Mayberry action. There has been an action filed by a number of the Trustees and Officers named in Mayberry seeking reimbursement by Kentucky Retirement Systems of legal fees. Kentucky Retirement Systems has also filed an action against Hallmark Specialty Insurance seeking a declaratory judgement that Hallmark has a duty to defend and indemnify Kentucky Retirement Systems in the Mayberry action. Two of the hedge fund Defendants in the Mayberry action have also filed an action in the United States District Court for the Eastern District of Kentucky naming individual members of the current KRS Board of Trustees as Defendants. This action is seeking a judgment declaring that the Trustees violated Plaintiffs’ right to due process as well as an award of costs and attorneys’ fees. Three actions have also been filed in Delaware regarding the Mayberry action. One filed by Prisma Capital Partners and one filed by Blackstone Alternative Asset Management allege breaches of warranties, representations and more relating to the Subscription Agreements signed by the Kentucky Retirement Systems. The third was filed by Prisma Capital Partners against the Daniel Boone Fund, LLC. Finally, an action has been field by PAAMCO against Kentucky Retirement Systems in California also allege breaches of warranties, representations and more relating to the Subscription Agreements signed by the Kentucky Retirement Systems.

There are currently three cases pending before the Supreme Court of Kentucky regarding the validity and implementation of KRS 61.598. The portion of KRS 61.598 currently under challenge establishes the procedure for allocating to employers additional actuarial costs resulting from annual increases in an employee’s creditable compensation greater than 10 percent over the employee’s last five fiscal years of employment. The cases allege a variety of constitutional challenges. These cases have not been consolidated at this time and are being briefed.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY
AND OREGON OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon (“Oregon” or the “State”). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the May 19, 2021 Oregon Economic and Revenue Forecast prepared by the State of Oregon Department of Administrative Services Office of Economic Analysis (“OEA”), and other reports prepared by state government and budget officials and statement of issuers of Oregon municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Oregon issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

STATE FINANCIAL INFORMATION

COVID-19 Pandemic

The outbreak of a novel strain of coronavirus that can result in a severe respiratory disease, referred to as COVID-19, was first detected in China in 2019. COVID-19 has since spread across the world. In March 2020, the outbreak of COVID-19 was declared a pandemic (the “COVID-19 Pandemic”) by the World Health Organization, as well as a U.S. national emergency and a statewide emergency in the State. The responses of governments, business, and individuals to the COVID-19 Pandemic have caused widespread and significant changes in economic activity. Certain sectors of the global, national, and local economies have experienced negative effects due to reduced consumer spending and affected unemployment, as well as government mandated and voluntary responses to mitigate the COVID-19 Pandemic, including school and business closures, event cancellations, and reduced travel. Unemployment in the United States and in the State has increased as a result of the COVID-19 Pandemic. There can be no assurances as to the materiality, severity, or duration of the negative economic conditions caused by the COVID-19 Pandemic.

In March of 2021, the United States federal government passed the second version of its Coronavirus Aid, Relief, and Economic Securities (CARES) Act, the Coronavirus Response and Relief Supplemental Appropriations Act of 2021 in response to the unfolding COVID-19 situation.  The CARES Act, as supplemented in 2021, is a $1.9 trillion federal package passed in March of 2021 which includes direct payments to State individuals, state government, local governments, and schools. Increased availability of vaccines combined with decreased positivity rates and relaxation of restrictions highlight an improving revenue outlook for the State.

Numerous legal challenges have been filed in state and federal courts alleging that the Governor’s executive orders exceed her statutory authority and are in violation of various constitutional rights, including freedom of religion and assembly. Plaintiffs generally seek injunctive relief and, in some cases, monetary damages. The State cannot predict the number of additional suits that may be filed or the timing and resolution of such suits. The State does not expect, however, that any successful challenges will result in the payment of damages to any single plaintiff or group of plaintiffs in an amount that would be material to the finances of the State.

THE STATE OF OREGON GOVERNMENTAL ORGANIZATION

The Oregon Constitution divides the powers of State government among the Legislative, Executive and Judicial branches.

The Legislative Branch

Oregon has a bicameral Legislative Assembly consisting of the Senate with thirty members elected to serve four-year terms and the House of Representatives with sixty members elected to two-year terms.

The Legislative Assembly convenes its regular session in January of each year, with normal sessions in odd-numbered years (“regular sessions”) and abbreviated sessions in even-numbered years. Legislative sessions are limited to 160 days in odd numbered years, and 35 days in even numbered years. Sessions may be extended for five days at a time, by a two-thirds majority vote of both chambers of the legislature.   During a typical regular legislative session, approximately one-third of the estimated 3,000 bills introduced become law. The Governor or a majority of each house may call special sessions of the Legislative Assembly to deal with emergencies.

The primary functions of the Legislative Assembly are to adopt a balanced budget for all State funds, as required by the Oregon Constitution and to enact general laws. Historically, the Legislative Assembly budgeted on a biennial basis because it convened biennially. However, the Oregon Constitution was amended in 2010 to provide for annual sessions. Therefore, the Legislative Assembly may adopt annual budgets for State agencies, rather than for the entire biennium, or may adopt biennial agency budgets that are adjusted in an interim legislative session. State law requires a financial report of State operations to be prepared at the end of each fiscal year.  The State’s fiscal year ends June 30.

The Oregon Constitution authorizes the Emergency Board (“E-Board’), a joint legislative committee, to meet between legislative sessions to address financial matters of the State arising in the interim period. The seventeen-member E-Board consists of the President of the Senate, Speaker of the House of Representatives, Co-Chairpersons of the Joint Ways and Means Committee, six other Senate members and seven other House members. The E-Board, which may schedule its own meetings, usually meets once every other month during the interim between regular sessions. If an emergency exists, the E- Board may allocate additional moneys to any State agency out of funds appropriated to the E-Board by the Legislative Assembly during its regular session. The E-Board may also provide moneys for an activity required by law for which the Legislative Assembly did not appropriate money, increase expenditure authority from dedicated or continuously appropriated funds, and approve funding for a new activity coming into existence at a time that would preclude submission of a budget to the Legislative Assembly.

The Executive Branch

The chief executive power of the State is vested in the Governor. The Governor is elected to a four-year term and is limited to serving two terms in any twelve-year period. Kate Brown was elected Governor at the November 2018 general election to serve a four-year term ending December 31, 2022. The Governor proposes, plans, and recommends a budget for almost all of State government to the Legislative Assembly. The Governor also may call special sessions of the Legislative Assembly and appoint judges to vacant judicial positions. The Governor directly appoints the directors of most State agencies and many other State officials.

The Secretary of State is a statewide constitutionally elected officer designated as the auditor of public accounts in the State and as the State’s chief elections officer. After former Secretary of State, Dennis Richardson passed away, Bev Clarno was appointed Secretary of State on April 2, 2019 to serve out the term ending on December 31, 2020. Shemia Fagan was elected Secretary of State at the November 2020 general election to serve a four-year term beginning on January 1, 2021 and ending December 31, 2024. As auditor, the Secretary of State audits or reviews the accounts and financial affairs of State boards, commissions, departments and institutions. The Secretary of State also edits, codifies and publishes administrative rules, which supplement laws passed by the Legislative Assembly and prescribe the manner in which State agencies conduct business.
The State Treasurer is also a statewide constitutionally elected officer. Tobias Read was re-elected Treasurer at the November 2020 general election to serve a four-year term beginning on January 1, 2021 and ending December 31, 2024. The Treasurer is responsible for all moneys paid into the State Treasury and administers the State’s banking, cash flow, borrowing, investment operations and several savings programs for Oregonians. The State Treasurer also chairs or serves on numerous State boards and commissions responsible for investing State funds and for setting borrowing policies for the State.
The Governor, the Secretary of State and the State Treasurer comprise the State Land Board, established by the Oregon Constitution to manage the Common School Fund and certain lands dedicated at statehood for educational purposes. The valuation of the Common School Fund was approximately $1.90 billion as of December 31, 2019. Its value fluctuates based on market conditions and the amount of withdrawals. The fund is managed as a perpetual trust fund with approximately two to five percent of its value distributed annually to the State Superintendent of Public Schools for distribution to the State’s K-12 public school districts.
In addition to the Offices of the Secretary of State and the State Treasurer, the Executive Branch includes other offices administered by statewide elected officials. The State Attorney General manages the Department of Justice and the State’s legal affairs. The Labor Commissioner manages the Bureau of Labor and Industries that oversees and enforces the State’s labor and wage laws.

The Judicial Branch

The Oregon Constitution establishes the Judicial Branch, which consists of the Supreme Court, Court of Appeals, Tax Court, and 36 Circuit Courts in 27 judicial districts. The Chief Justice of the Oregon Supreme Court administers the State court system and is the head of the Oregon Judicial Department. The Court of Appeals hears most of the civil and criminal appeals from the Circuit Courts and reviews most State administrative agency actions. The Circuit Courts are Oregon’s trial courts of general jurisdiction. The Tax Court is a special one-judge court that has exclusive, statewide jurisdiction to hear only cases involving Oregon’s tax laws. All Oregon judges are elected by popular vote. The Governor, however, may appoint judges to fill vacancies that occur.

Services Provided by State Government

The Governor appoints the heads of and coordinates numerous State agencies that provide services through program areas that include: (1) Consumer and Business Services for protecting consumers and workers, promoting a positive business climate and regulation of various professions; (2) Economic and Community Development that aids businesses and people, including job creation, placement and retention services, business recruitment, community development and affordable housing; (3) Education from pre- kindergarten to post-secondary and life-long learning through community colleges and workforce development programs; (4) Human Services that relate to physical, mental and public health, self-sufficiency, child protective services and care for seniors and people with disabilities; (5) Natural

Resources overseeing pollution control, land use, water quality and conservation, agriculture and food products, forests, watersheds and fisheries; (6) Public Safety that protects Oregon’s people, property and natural resources through trained militia, law enforcement, prosecution and incarceration of juvenile and adult offenders; (7) Transportation; and (8) Administration that manages and provides policy direction and central services to other State agencies, such as data and networking infrastructure and procurement activities.

Employee Relations

As reported in the State’s Comprehensive Annual Financial Report (“CAFR”) for FY 2020, there were 41,545 employees providing services through State government. Certain employees of the State of Oregon and political subdivisions have the right to form, join, and participate in the activities of labor organizations for representation and collective bargaining on matters concerning employment relations. An officially recognized or certified labor organization is the exclusive representative of its covered employees for collective bargaining. The scope of representation may include, but is not limited to, matters concerning wages, hours, paid leave and grievance procedures. The public employer must bargain in good faith with respect to employment relations. If a contract remains unsettled after a 150-day period of good faith contract negotiations, either or both of the parties may notify the Employment Relations Board (ERB) of the need for a mediator. The parties may mutually agree to request a mediator before the end of the 150-day period by notifying the Board. If the parties do not reach settlement through mediation, then either party may declare impasse. The parties then must each submit a final offer to the ERB. The parties have a 30-day cooling off period, which starts when the parties have submitted their Final Offers to the ERB and the ERB makes public the Final Offers. After the 30-day cooling off period, the employer may implement its final offer. With 10 days’ notice, the union may legally strike. The 10-day strike notice may be provided to the public employer during the 30-day cooling off period or after the cooling off period. For strike-prohibited bargaining units, either the employer or the exclusive representative may initiate binding arbitration to establish a successor collective bargaining agreement if mediation fails to produce a settlement. Most State labor contracts in the executive branch of government expire at the end of each biennium (June 30, every two years) and are re-negotiated for the following biennium.

ECONOMIC AND DEMOGRAPHIC INFORMATION

Historical Perspective

The Oregon economy has transitioned and diversified from a predominant concentration in timber harvesting and wood products manufacturing to high-tech manufacturing. As high-tech manufacturing grew in Oregon, the State also developed stronger ties to major export markets in the Pacific Rim. Population growth has historically exceeded the national rate, fueled by the in-migration of young professional and retiree populations attracted by the high-quality jobs, relatively low cost of living and doing business on the West Coast.

Sectors of increasing importance in the Oregon economy include professional and business services, construction, health services, and leisure and hospitality. Exports also continue to be a driver for the Oregon economy. China and Canada are top destinations for Oregon exports, with the Chinese economy affecting the Oregon economy more than most other countries. However, these external influences are significantly smaller than the overall health of the U.S. economy.

STATE FINANCIAL OPERATIONS

Budgetary Process

The Oregon constitution requires the State’s budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.” Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Historically, during the regular legislative session at the end of every biennium, the Legislative Assembly adopts a budget covering most of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for most State agencies and the Legislative and Judicial Branches (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Fund, (ii) Lottery   Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The budgeting process begins with the Governor’s submission of a recommended budget for State agencies in the December preceding the start of a new regular legislative session. Concurrently, the Department of Administrative Services (“DAS” or the “Department”) prepares and files Budget Bills during December so that when the Legislative Assembly convenes in January for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State’s General Fund, lottery and other revenues and federal funds. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor’s veto.

If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the E- Board may adjust agency budgets.

Component Units

The Legislative Assembly has authorized the creation of certain public or non-profit corporations that are closely tied to specific statewide functions or agencies (the “Component Units”). These entities generally perform statewide functions that are authorized by the Legislative Assembly, but are not required to comply with many of the budgeting, purchasing and other requirements imposed on State agencies.  Included among these Component Units are the State Accident Insurance Fund (“SAIF”) Corporation and the Oregon Health and Science University (“OHSU”). In 1995, the Legislative Assembly transferred the duties and powers of the OHSU to an independent public corporation with statewide purposes and missions and without territorial boundaries. The State entered into a Debt Service Payment Agreement with OHSU pursuant to which OHSU assumed the repayment obligation for all bonds issued by the State for the original university. OHSU submits its funding request for each biennium to DAS, which includes such request as part of the Governor’s biennial recommended budget.

In addition, as of July 1, 2015 the State’s seven public universities became independent universities, each governed by an independent board and considered a public body with statewide purposes and without territorial boundaries. Each independent university may submit a funding request for each biennium that requests state aid and appropriations for state-funded debt service. This funding request is made through the Higher Education Coordinating Commission to the Governor and made a part of the Governor’s biennial recommended budget. Any moneys appropriated to pay debt service for state bonds must be held by the State Treasurer pursuant to an agreement entered into by the State Treasurer and an independent university.

Revenue Forecasting

Oregon law requires DAS, with the assistance of the State Department of Revenue, to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, through the biennium (the “Oregon Economic and Revenue Forecast” or “Forecast”). The OEA produces the Oregon Economic and Revenue Forecast based upon information available at the time of preparation and upon a wide variety of assumptions.  DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are generally released each Mid-February (dated as of March), Late-May (dated as of June), September and December, with their posting dates varying slightly. These reports are commonly known as the quarterly “revenue forecast”, and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the “Close of Session” or “COS” forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. The State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes (over 90 percent of the State’s General Fund revenue). The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The system receives new data each quarter, with revisions to the model as necessary. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected.  In developing its projections, the State uses the national baseline forecasts of IHS Economics.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.

DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, and commissions that are legally part of the State (primary government), and the State’s component units. Component units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government. Oregon’s financial statements are prepared in conformity with generally accepted accounting principles applicable to state governments.

All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. Under the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.

Audits

The Oregon Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. The Governor, Legislative Fiscal Officer and DAS receive a report on each audit. The Secretary of State’s Audits Division reviews the selected financial accounts of the State’s larger agencies in connection with the audit of the State’s comprehensive annual financial report. The Audits Division also provides annual financial audits in accordance with ORS 286A.195 for the State’s bond funded programs.

The Audits Division conducts financial audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

The Joint Legislative Committee on Audits is staffed by the Legislative Fiscal Office and operates continually during the session and interim to review audit plans and completed audits conducted by the Secretary of State. The Committee also: reviews legislation and legislative requests for audits or reviews to be conducted; provides direction on audits/reviews that should be conducted by the Secretary of State or legislative staff; reviews agency actions to comply with audit recommendations; suggests changes or remediation; and fulfills other requirements of Oregon laws relating to audits.

The Oregon Department of Administrative Services is responsible for adopting rules setting standards and policies for internal audit functions within state government under authority provided in ORS 184.

Disbursements and Allotments

Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency.  In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.

Fiscal Checks and Balances

Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of State banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how they will correct the deficiencies.

The Secretary of State Audits Division maintains a hotline where allegations of local and state government fraud, waste, and abuse are received and evaluated. Most state and local government procurements must follow the Public Contracting Code as outlined in statute. This structure is in place to ensure industry standards are followed, instill public confidence, promote efficient use of resources, clearly identify rules, and allow impartial and open competition. The State Attorney General maintains the model rules that specify procedures for public contracting under the code.

Loss Management

The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State’s risk of loss due to various types of loss or liability. The primary kinds of loss that the section works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’ compensation, employee dishonesty, and faithful performance bonds for key positions as required by law and additional positions as determined by agency policy. The State Insurance Fund (the “Fund”), established by ORS 278.425, is used to provide both self-insurance and commercial insurance for State of Oregon agencies. The Fund generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund. For each separate category of potential loss, DAS determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.

The Oregon Department of Administrative Services has a dedicated Risk Management unit that insures and protects the people, property, and activities of state government. The Risk Management program provides comprehensive insurance coverage for the State of Oregon and provides tools and information around risk and insurance to state agencies.

Seismic Activity

The State is located in an area of seismic activity along the Pacific coast. The scientific consensus is that the State and the Pacific Northwest region is subject to periodic great earthquakes along the Cascadia Subduction Zone, a large fault that runs offshore from Northern California to British Columbia. Geologists are predicting the Pacific Northwest is due for a major earthquake magnitude (8.7 to 9.1). Such an earthquake would cause widespread damage to structures and infrastructure in western Oregon, and total damage in coastal areas inundated by a possible accompanying tsunami. It is likely the infrastructure damage would be sufficient to disrupt transportation, communication, water and sewer systems, power and gas delivery and fuel supplies for weeks to months for much of Western Oregon. This kind of regional disaster is unprecedented and could result in a significant permanent loss of population and business. Other natural disasters occur occasionally, including wildfires, volcanic eruptions, mudslides and wind storms but with less damage that is more localized than is predicted to occur from a major earthquake.

Emergency Powers

In response to the Governor's declaration of a catastrophic disaster, such as an earthquake or other natural disaster or public health crisis that results in extraordinary levels of death or injury, property damage or disruption of daily life, the Governor may exercise the powers conferred by Article X-A of the Oregon Constitution. Those powers include the ability to use General Fund and lottery revenues appropriated for other purposes. In addition, the Legislative Assembly may convene using reduced quorum and procedural requirements, to enact legislation in response to the disaster, including legislation related to taxation, the use of Highway Fund revenues for non-highway purposes, keeping “kicker” money and borrowing. These powers are operative for only 30 days unless extended by the Legislative Assembly.

In addition, under ORS 401.165, the Governor may declare a state of emergency upon the occurrence of an event or circumstance that causes or threatens widespread injury to person or property or loss of life or financial loss. Upon such a declaration the Governor has broad powers over the Executive Branch of State government. The Governor may suspend statutes or rules if strict compliance would hinder a response to the emergency and may deploy state personnel and resources to prevent or alleviate damage due to the emergency. The Governor may also declare a state of public health emergency under ORS 433.441. Upon such a declaration, the Governor may regulate the use, sale and distribution of food, fuel, medical supplies and medicine.

Cybersecurity

The State of Oregon operates a large and complex technology infrastructure to conduct its operations. The quickly changing cybersecurity threat landscape presents increasing risk to the integrity and confidentiality of information that the State receives and holds.

The State has adopted the National Institute of Standards and Technology Cybersecurity Framework as a defining roadmap for reducing or mitigating the risk of impact and/or damage from cybersecurity incidents. Enterprise Information Services (“EIS”), which is responsible for all State Information Technology (“IT”) and computer systems, has established Statewide Information Security Standards for information systems security. The Statewide Information Security Standards and recommended best practices have been developed using a combination of international and national standards, including the NIST Cyber Security Framework. These standards promote the development, implementation, and operation of secure information systems by establishing minimum levels of due diligence for information security. All State executive branch employees are required to take annual information security training.

The EIS directs Information Security strategies and policies statewide. In August 2018, the State adopted a Statewide Information Security Plan in order to apply relevant safeguards to State agencies and State information, IT Systems, networks, and applications. Compliance with this information security plan and statewide policies and standards is mandatory.

Cyber Security Services (“CSS”), as part of the EIS, has authority and responsibility for the statewide incident response program, as well as dissemination of security training, policy, and best practices across the State. The CSS has developed an Incident Response Plan to guide response to information security incidents. The Incident Response Plan describes how resources are to be brought together to respond to an information security incident, and was written in close coordination with the Office of Emergency Management and the Emergency Response Council. The Plan adopts National Incident Management System and Incident Command Systems methodology and terminology wherever possible and is designed to fit within existing emergency response practices. Pursuant to this Incident Response Plan, the State Incident Response Team (SIRT) responds to information security incidents that potentially impact multiple agencies or which pose a significant threat to the State. The SIRT is responsible for coordinating interagency security incident response resources and communications during or about an information security incident that impact multiple agencies. To test the incident response plan and verify SIRT’s ability to execute, information security incident exercises are planned and conducted as necessary, depending upon the then-level of recent SIRT activity.

Enterprise security governance was modified as a result of Oregon Governor Brown's Executive Order 16-13 and ORS 276A.206, which unify information technology security functions under the authority of the State CIO. Major cybersecurity initiatives that address findings of federal and state audits and cybersecurity risk assessments are coordinated through the Enterprise Leadership Team, which provides strategic direction for the executive agencies of the State. Agencies with elected leadership (Secretary of State, Treasury and Attorney General), the Legislature and Judiciary are coordinated within the implementation of cybersecurity initiatives to maximize the protection of critical State systems and data from a common threat.

Despite the implementation of these cybersecurity plans and procedures, no assurances can be given by the State that such measures will ensure against all potential cybersecurity threats and attacks and accompanying disruptions and costs.

Climate Change

The increase in the earth’s average atmospheric temperature, generally referred to as “climate change,” is expected to, among other things, increase the frequency and severity of extreme weather events. Additionally, increasing temperatures are affecting the form of precipitation, and therefore, Oregon’s mountain snowpack. This is altering the timing, duration, volume, and quality of water runoff throughout the State, making it potentially challenging to meet water needs during the summer and fall months.

Generally, the State has been susceptible to wildfires and hydrologic variability, however, climate change may be a factor in the increasing incidence of wildfires and drought declarations. However, as greenhouse gas emissions continue to accumulate, climate change is expected to intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and rising sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change, including record-breaking wildfires and repeated years of low snow-packs and/or drought declarations. The future fiscal impact of climate change on the State and investors is difficult to predict, but it could be significant.

STATE OF OREGON INVESTMENT POLICIES

The Office of the State Treasurer (the “OST”) invests moneys held on behalf of state agencies and participating local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the agency’s investment needs. Some of the agency moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State’s investment policies are governed by

Oregon Revised Statutes and the Oregon Investment Council (the “OIC”). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC’s five voting members, who are subject to confirmation by the Oregon Senate. The State Treasurer serves by statute. OST pooled investment vehicles are the statutory Oregon Short-Term Fund (the “OSTF”) and the internally established Oregon Intermediate-Term Pool (the “OITP”).

The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within guidelines established by the OIC, with advice from and in consultation with, the OSTF Board. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield. The OSTF Financial Statements for the year ended June 30, 2019 reported net assets of approximately $21.2 billion.

The guidelines in place for the OSTF require at least 50 percent of the portfolio to mature or re- price within 93 days; no more than 25 percent of the portfolio may have a maturity longer than one year; and no investments may have a final maturity longer than three years as measured from the settlement date of the initial transaction. Total weighted average credit quality of the portfolio must be a minimum of AA by Standard & Poor’s. Reference the OSTF guidelines for full details. Eligible investments may include the following:

•	Investments with minimum long-term ratings of AA-, Aa3, or AA-, or better, by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, consisting of:
-	U.S. Treasury Securities
-	U.S. Government Agency Securities
-	U.S. dollar-denominated Foreign Government Securities and their Instrumentalities
•	Commercial Paper with short-term ratings of A-1, P-1 or Fl by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.
•	Corporate indebtedness with minimum long-term ratings of A-, A3 or A- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.
•
Asset-Backed Securities with minimum long-term ratings of AAA, Aaa or AAA or minimum short- term ratings of A-1+, P-1 or Fl+ by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.

•
Certificates of deposit issued by banks in Oregon and insured by the FDIC or collateralized according to ORS Chapter 295, and negotiable certificates of deposit and banker’s acceptances from domestic commercial banks with minimum short term ratings A1/P1/F1 by Standard  & Poor’s, Moody’s or Fitch Ratings, respectively.

•
Municipal debt obligations (agencies, instrumentalities, and political subdivisions) that have long-term ratings of AA-, Aa3 or AA-, or better, or are rated in the highest category for short-term municipal debt by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, at the time of purchase.

•
Repurchase agreements and reverse repurchase agreements that mature in no more than 90 days are fully collateralized with cash, government obligations or obligations of agencies of the federal government and are entered into with primary dealers as recognized by the Federal Reserve Bank or the State’s custodial bank and certain other types of debt or similar instruments.

•	Up to $250 million in the Oregon Local Government Intermediate Fund (“OLGIF”)

The OITP is an alternative to the OSTF for State agencies. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover short-term needs and able to withstand price volatility to achieve returns often associated with longer-term investments. The OITP is a voluntary investment vehicle for State agencies with funds that are allowed to be invested.

The OITP’s management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP’s benchmark index is the Barclay’s US Aggregate 3-5 years. The OITP is not structured to provide 100 percent net asset value on each participant’s initial investment at all times. For consistency with the portfolio’s total return objective, the value of each participant’s investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.

Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars.  These may include:

•	Obligations of U.S. and non-U.S. corporate issuers;
•	Obligations of the U.S. government and its agencies and instrumentalities;
•	Obligations issued or guaranteed by non-U.S. governments and instrumentalities;
•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;
•	Repurchase agreements and reverse repurchase agreements.

The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s. The overall portfolio must maintain an average modified duration of+/- 20% of its benchmark index. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of or weighted average life of 10 years.

Except for U.S. Treasury and U.S. Agency securities, no more than five percent of the OITP may be invested in the securities of any one issuer and a maximum of 25 percent may be invested in any one of 10 broad sectors as defined by the Bloomberg Industry Classification System (“BICS”).

REVENUES

Revenues available to the State are discussed below based on the following categories: General Fund, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law. Article IV, Section 25 of the Oregon Constitution requires a three-fifths majority of all members elected to each House to pass bills for raising revenue and that the governor and presiding officer of each respective house sign the bill of resolution.

General Fund Revenues

The following describes the largest sources of the State’s General Fund revenues.

Taxes

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the version of the Internal Revenue Code of 1986, as amended, that is applicable to the tax year of the taxpayer. Oregon uses the federal definition of taxable income currently in effect for a tax year with some specific modifications for Oregon.  Oregon employers withhold income tax from their employees’ wages. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.  Taxpayers file Oregon tax returns for refunds or pay tax due by April 15 of each year (a taxpayer can file for a 6 month extension to file the return, however tax must be paid by April 15).

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law. The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon.

The corporate income tax is imposed on any corporation that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states for both income taxes and excises taxes. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.

Insurance Taxes. Insurers operating in Oregon are subject to the corporate excise tax. Some insurers that are domiciled in other states or countries are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.

Estate Taxes. Oregon’s estate tax is imposed as a percentage of the Oregon taxable estate. Because Oregon calculates its tax differently than the federal estate tax, the Oregon estate tax amount may be different from the federal tax amount.  The Oregon estate tax is tied to the definition of a “taxable estate” in the Internal Revenue Code, but that definition is modified by Oregon law.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. The cigarette and other tobacco products taxes are distributed primarily to fund health-related programs, including the Oregon Health Plan, tribal health providers, regional equity coalitions, culturally specific and community-specific health programs, and tobacco use reduction and cessation, another portion goes to the state General Fund, and the balance is distributed equally among cities, counties and the Department of Transportation.

Other Taxes. A portion of the moneys collected from several forest harvest taxes and the Amusement Device Tax are allocated to the General Fund.

Fines and Fees

The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment

The State imposes taxes on beer, wine and distilled liquor manufactured or distributed in Oregon. The Oregon Liquor Control Commission (“OLCC”) exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets the retail prices for the alcohol it distributes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources

Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

Return of General Fund Revenue to Personal Income Taxpayers (2% Surplus Kicker)

Under the Oregon Constitution, if biennium revenues actually received exceed estimated amounts to be received from personal income taxes by more than two percent, the amount received above the estimate is credited to individual taxpayers. This amount of excess revenue is popularly known as the “kicker.” For individuals, this refundable credit is based on the previous calendar year’s tax liability (for example, 2020 liability for the 2019-2021 kicker). Kicker amounts attributable to corporate income and excise taxes (actual biennium revenue from corporations that exceed the revenue forecast by more than two percent) are retained for use in K through 12 public education and are not refunded or credited. The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares must be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The Oregon Constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers, and 1.5 percent of net lottery proceed transfers are constitutionally dedicated to veterans’ services. Debt service payments, State school funding, and economic development efforts are the primary uses for the remainder.

Reserve Funds

The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

Education Stability Fund (“ESF”). Under the Oregon Constitution, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed five percent of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor also declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current Close of Session forecast.
During the 2020 2nd Special Session, on August 10th, the Legislative Assembly passed House Bill 4303, transferring $400 million from the Education Stability Fund to the State School Fund in the 2019-21

biennium, due to the June 2020 Revenue and Economic Forecast projecting General Fund revenues to be more than two percent below the revenue projections in the Close of Session forecast. The balance in the ESF at the end of the 2019-21 biennium is expected to be approximately 2.0 percent of the amount in the General Fund.

Rainy Day Fund (“RDF”). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to up to one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5 percent of the amount of General Fund revenues collected in the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly may appropriate two-thirds of the beginning balance of the biennium in the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months; or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Other Funds Revenues

A description of the largest sources of the State’s Other Funds revenue follows below.

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, a portion of the cigarette tax goes to the General Fund and a portion goes towards the Oregon Health Plan. The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, elderly and disabled transportation programs, certain tribal health providers, regional equity coalitions, and certain community and culturally-based programs.

Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana and designated the OLCC as the state agency to regulate the commercial growing and selling of recreational marijuana. The marijuana tax is imposed at the retail level and collected by the Department of Revenue. The Legislative Assembly set the state tax rate at 17 percent of the retail price. Separately, a tax of up to three percent of the retail price may be imposed by counties or cities. The State tax began to be imposed on sales on or after January 4, 2016, and is currently distributed 10 percent to cities that allow marijuana businesses, 10 percent to counties that allow marijuana businesses, 40 percent to the State School Fund; 20 percent to the State Mental Health Alcoholism and Drug Services account; 15 percent to State Police; and 5 percent to the Oregon Health Authority for alcohol and drug abuse prevention.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Gross Receipts Business Taxes
Corporate Activity Tax. In 2019, the Oregon Legislature enacted a new business privilege tax on commercial activity beginning in calendar year 2020. The tax applies to commercial activity in Oregon exceeding $1 million by businesses, including corporations and other entities as well as sole proprietors, during the calendar year. Commercial activity is generally defined as the total amount realized by the business from transactions and activity in the regular course of the business, subject to certain enumerated exclusions and subtractions, with certain specified income streams made subject to the tax for financials and insurers. Estimated tax payments for the Corporate Activity Tax are due quarterly. The rate of the tax is $250 plus the product of the business’s taxable commercial activity in excess of $1 million for the calendar year multiplied by 0.57 percent. All net revenue from the Corporate Activity Tax is transferred to the Fund for Student Success, separate from the General Fund, and must be used for education and school purposes. It is expected over time that the Corporate Activity Tax will be a significant source of State revenue and the largest source of the State’s Other Funds.

Public Utilities. Regulated utilities operating within the State must pay taxes based on their gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana and designated the OLCC as the state agency to regulate the commercial growing and selling of recreational marijuana. The marijuana tax is imposed at the retail level and collected by the Department of Revenue. The Legislative Assembly set the state tax rate at 17 percent of the retail price. Separately, a tax of up to three percent of the retail price may be imposed by counties or cities. The State tax began to be imposed on sales on or after January 4, 2016, and is currently distributed 10 percent to cities that allow marijuana businesses, 10 percent to counties that allow marijuana businesses, 40 percent to the State School Fund; 20 percent to the State Mental Health Alcoholism and Drug Services account; 15 percent to State Police; and 5 percent to the Oregon Health Authority for alcohol and drug abuse prevention.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Employer-Employee Taxes
Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.

Severance Taxes
The Small Tract Forestland Severance taxes are paid to funds outside of the General Fund for various education and county programs, either in Eastern or Western Oregon.

Licenses and Fees
Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund and other funds or accounts dedicated for transportation purposes. Other revenues are generated from the sale of hunting and fishing licenses and tags, occupational license fees, and other licensing fees.

New Vehicle Taxes
Oregon imposes a vehicle dealer privilege tax (the “Privilege Tax”) for the privilege of selling new vehicles in Oregon. The State also applies a vehicle use tax (the “Use Tax” and together with the Privilege Tax, the “Vehicle Taxes”) to new vehicles purchased from dealers outside of Oregon by Oregon residents or businesses that will use or store the vehicle in Oregon. The Use Tax moneys are deposited into the State Highway Fund and dedicated for transportation purposes, while the Privilege Tax moneys are deposited in the Zero-Emission Incentive Fund and the Connect Oregon Fund.

Transient Lodging Taxes
Oregon imposes a tax on transient lodging that funds Travel Oregon, the statewide tourism promotion agency.

Other Revenues
Charges for Services. Major portions of these Other Funds revenues are premium payments collected by the Public Employees Benefit Board and the Oregon Educators Benefit Board; fees charged to state agencies for centralized services provided by the Department of Administrative Services; and administrative charges to various tax, fee, assessment, collections and other programs.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects fines and royalties. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction projects, or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

RECENT DEVELOPMENTS

2019-21 Biennium Budgetary and Revenue Actions

2019 Legislative Session. During the 2019 Legislative Session, the Legislative Assembly adopted a balanced budget for the 2019-21 Biennium (the “Legislatively Adopted Budget”) based on the projected revenues from the State Economic and Revenue Forecast released on May 15, 2019 and revenue changes enacted during the 2019 Legislative Session, as required by the State Constitution.

2020 Legislative Session. The Legislative Assembly convened for its 2020 Legislative Session on February 3, 2020 and adjourned on March 5, 2020. Due to a legislative impasse over a controversial climate change bill, no budget-related bills were passed during the session and a minimal number of policy bills were passed, none of which were material to the 2019-21 Legislatively Adopted Budget.

Special Legislative Sessions. At the call of the Governor, the Legislative Assembly convened for a one day special session on August 10, 2020 (the “2020 2nd Special Session”), for the purpose of rebalancing the 2019-21 Legislatively Adopted Budget. The rebalance was based on available resources as projected in the June 2020 Revenue and Economic Forecast released on May 20, 2020. Senate Bill 5723 (“SB 5723”) was the budget reconciliation bill for the 2020 2nd Special Session that addressed changes in projected revenues and expenditures since the close of the 2019 Legislative Session. Some of the primary changes during the 2020 2nd Special Session was a decrease of approximately $180 million to State Human Services agencies, as well as transfers of additional resources into the General Fund and Lottery Fund, including $400 million from the Education Stability Fund into the State School Fund. The net effect to the overall 2019-21 budget was a $564 million decrease in General Fund expenditures and a $186.7 million increase in Lottery Fund expenditures. The Legislatively Adopted Budget, as adjusted, is referred to as the “Legislatively Approved Budget.”

On December 21, 2020, in response to a call from the Governor, the Legislative Assembly convened for a third, one-day special session (the “2020 3rd Special Session”) to address matters arising because of the ongoing COVID-19 pandemic and the wildfires. State financial administration matters were addressed by Senate Bill 5731 (“SB 5731”), which directed $600 million to the State’s emergency fund, including $400 million dedicated to COVID-19 related costs including contact tracing programs and vaccine distribution, $100 million toward wildfire assistance and preparedness costs and reserving $100 million for unseen needs. SB 5731 also directed $200 million in General Fund to the Oregon Housing and Community Services Department to provide assistance to landlords whose tenants have been unable to pay rent since the start of the pandemic and tenants who have income loss resulting from COVID-19. Other bills were passed, including: an extension of the statewide moratorium on evictions until July 1, 2021, pandemic related relief for restaurants by allowing the sale of cocktails to-go and imposing limitations on the fees of third-party app-based delivery services.

Emergency Board Actions. The Emergency Board has convened on several occasions (September 25, 2020, October 12, 2020, October 23, 2020, November 9, 2020, December 11, 2020, and January 8, 2021) to take actions to appropriate $221.8 million of the Emergency Fund and $485.1 million in Special Purpose Appropriations to certain state agencies.

After taking into consideration all Legislative and Emergency Board actions, the combined General Fund and Lottery Funds budget for the 2019-21 Biennium has increased by $446 million (an increase of 1.88% from the Legislatively Adopted Budget).

2021-23 Biennium Budgetary and Revenue Proposals

Governor’s Proposed Budget. The proposed 2021-23 biennial budget was released by Governor Kate Brown on December 1, 2020 (the “Governor’s Budget”) for consideration by the Legislative Assembly during the legislative session which commenced on January 19, 2021 (the “2021 Legislative Session”). The Governor’s Budget assumes, for the General Fund and Lottery Funds combined, $25.9 billion in available resources and proposes $25.6 billion in expenditures, leaving ending fund balances of approximately $300 million.

The proposed Governor’s Budget anticipates certain revenue increases to maintain core government functions as well as certain program and policy changes, all of which are subject to review and modification by the Legislative Assembly. The Governor has proposed multiple revenue increases, including: $154 million from the elimination of the partnership pass-through, $88.6 million as a result of disconnecting certain provisions of Oregon’s tax code from federal tax law changes in the CARES Act, $21.0 million from elimination of the home mortgage interest deduction for mortgages on second homes, and $20.4 million from increased liquor taxes and fees. The Governor’s Budget also utilizes $215.0 million from the Education Stability Fund to ensure level funding in the State School Fund.

The Governor’s Budget proposes several program changes, including: investing $70 million toward prevention of future wildfires, investing $59.5 million toward access to community mental health services, adding 108 new positions in child welfare services, investing $17.9 million to address COVID-19 risks for adults with vulnerabilities in the long-term care system and enacting recommendations by the Racial Justice Council, such as expanding homeownership opportunities, investing in an anti-racist leadership initiative and an Indigenous Education Institute, and funding the Student Investment Account.

The Governor’s Budget is subject to review and modification by the Legislative Assembly during the 2021 Legislative Session. The co-chairs of the Joint Committee on Ways and Means have released their 2021-23 biennial budget framework (the “Co-Chairs Budget Framework”), which is based on information from the March 2021 Forecast. Together, the Governor’s Budget and the Co-Chairs Budget Framework provide the starting point for the 2021-23 budget process, which will also be informed by information available in the June 2021 Forecast. The Oregon Constitution requires the Legislative Assembly to balance the State’s General Fund budget. If the Legislative Assembly does not enact some of the proposed program and policy changes on which the Governor’s Budget is based, other measures would be necessary to balance the budget which may include reducing proposed spending levels, increasing revenues or some combination thereof.

Revenue and Economic Information as of March 2021 Forecast

Revenue Forecast. In the March 2021 Forecast, the OEA projects General Fund revenues to be $22.0 billion for the 2019-21 Biennium, which represents an increase of approximately $746.8 million from the December 2020 forecast and an increase of approximately $990.2 million relative to the 2019 Close of Session forecast, upon which the 2019-21 budget was built. According to the March 2021 Forecast, most of the projected increase in General Fund revenues can be attributed to personal and corporate income tax collections.

The March 2021 Forecast also assumed approval of another major federal relief package as a contributing factor to the overall revenue picture. On March 12, 2021, President Biden signed into law the American Rescue Plan Act of 2021 (the “American Rescue Plan”), which, among other things includes provisions that extend unemployment benefits and related services; provide a maximum recovery rebate of $1,400 per eligible individual; and expand and otherwise modify certain tax credits, including the child tax credit and the earned income tax credit. Based on current estimates from Federal Funds Information for States, the State expects to receive an estimated $2.6 billion in federal assistance through the American Rescue Plan, plus an additional $1.5 billion for local governments and $155 million for capital projects.

As a result of increased revenue estimates, the March 2021 Forecast projects for the 2019-21 Biennium a $571 million personal income tax kicker, which would be taken as a credit on 2021 tax returns, and a $420 million corporate income tax kicker, which would be dedicated to K-12 expenditures. The March 2021 Forecast notes that the prospects for a personal income tax kicker and corporate income tax kicker remain uncertain. Lottery revenues for the 2019-21 Biennium are projected in the March 2021 Forecast to total approximately $1.2 billion, which is 19% below the 2019 Close of Session forecast upon which the 2019-21 biennial budget was built. General Fund revenues for the 2019-21 Biennium are projected in the March 2021 Forecast to total approximately $22.0 billion.

As reported in the March 2021 Forecast, the Education Stability Fund and the Oregon Rainy Day Fund are projected to have balances at the end of the 2019-21 Biennium of $410.8 million and $946.2 million, respectively, which includes a reduction of $400 million from the Education Stability Fund that the Legislative Assembly passed as part of its budget rebalancing during the 2020 2nd Special Session (HB

4303). The actual amount of reserves as of the end of the 2019-21 Biennium will be affected by national and State economic activity and other events, including ongoing market disruptions and economic developments in response to the COVID-19 pandemic that are beyond the State’s control. The State may draw on its reserves in the event of General Fund revenue shortfalls, subject to certain restrictions.

According to the March 2021 Forecast, net General Fund revenues for the 2021-23 Biennium are projected to be $22.2 billion and consist of $19.8 billion personal income taxes, $1.2 billion corporate income taxes, $351.8 million estate taxes, $110.0 million cigarette and tobacco products taxes, $136.9 million other taxes, and $677.1 million all other revenues.

Implementation of CAT. The State’s new Corporate Activity Tax (“CAT”), enacted as part of House Bill 3427 (“HB 3427”) (Oregon Laws 2019, Chapter 122), took effect on September 29, 2019. The CAT taxes certain commercial activity and designates the revenues to be used for funding prekindergarten through grade 12 education and early learning programs. In addition, HB 3427 reduces certain personal income tax (“PIT”) rates and corporate income tax (“CIT”) liabilities, which is expected to reduce General Fund revenues as shown in Table 11, herein. Revenues from the CAT will flow to the Student Success Fund, which is not part of the State’s General Fund and as such is not subject to the kicker.

Although the DOR has not delayed implementation or estimated payments due dates for the CAT in response to COVID-19, it has taken action by administrative rule to increase the threshold for businesses having to pay the estimated tax from $5,000 in CAT liability for the 2020 tax year to $10,000 in estimated CAT liability. Additionally, DOR will not impose penalties for underpayment of the estimated CAT for any quarter of 2020 if taxpayers make a good faith effort to estimate their liability and make payment.

Oregon Economic Projections. According to the March 2021 Forecast, Oregon’s economy is beginning to emerge from the pandemic induced recession. The OEA’s analysis in the March 2021 Forecast indicates that generally key State revenue streams have shown resilience in the last year, and the amount of economic stress to date in terms of business closures and permanent layoffs is less severe than initially expected. Total personal income is higher than it was prior to the pandemic, despite Oregon having 160,000 fewer jobs, highlighting the localized impact of the pandemic on lower income individuals. Households, particularly those in the middle and upper parts of the income distribution have built up considerable amounts of savings. As pandemic restrictions ease, the OEA March 2021 Forecast anticipates that pent-up demand would fuel growth in the months ahead. The shift in spending out of physical goods and back into labor-intensive, in-person consumer services should raise employment. Oregon’s economy is expected to return to full employment by early calendar year 2023. The average annual unemployment rate for calendar year 2020 of 8.1 percent is expected to improve in calendar year 2021 to 6.2 percent. The March 2021 Forecast projects a 6.5 percent job loss for calendar year 2020, with job growth of 1.5 percent in calendar year 2021 and 4.4 percent in calendar year 2022. The overall recovery of Oregon’s economy rests on continued progress with vaccine distribution to Oregonians and ongoing efforts to keep permanent economic damages to a minimum; however, given the uncertainty about the path of the virus and public health, among other considerations, the range of potential economic outcomes is larger than usual.

Projections included in this Official Statement from the March 2021 Forecast represent OEA’s forecast of future results as of the date of preparation of the March 2021 Forecast based on information then available to OEA as well as estimates, trends and assumptions that are inherently subject to economic, political, regulatory, competitive and other uncertainties, all of which are difficult to predict and many of which will be beyond the control of the State. As a result, projected results may not be realized and actual results could be significantly higher or lower than projected. The State is not obligated to update, or otherwise revise, the financial projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.

2021 Legislative Session

Proposed 2021-23 Biennial Bond Legislation. Senate Bill 5505 has been introduced for consideration during the 2021 Legislative Session to establish biennial issuance authority for general obligation bonds and revenue bonds. Senate Bill 5505 proposes authority for maximum issuance in the 2021-23 Biennium of: $1.93 billion in general obligation bonds and $1.75 billion in direct revenue bonds, including $342.5 million of Lottery Revenue Bonds and $101.24 million in Certificates of Participation. The amount of Lottery Revenue Bonds in Senate Bill 5505, as introduced, was based on projected available debt capacity as of the December 2020 OEA Economic and Revenue Forecast and upon the assumption that a portion of Lottery Revenue Bonds authorized in the 2019-21 Biennium would be issued during the current biennium; however, the State has no plans to issue the authorized bonds during the 2019-21 Biennium. The projected available debt capacity for Lottery Revenue Bonds for the 2021-23 Biennium as of the March 2021 Forecast is $515.6 million. These recommended issuance authority levels are subject to approval during the 2021 Legislative Session.

2020 Wildfires

In 2020, wildfires in Oregon burned over 1.2 million acres statewide, with some of the largest and most devastating fires caused by a severe wind storm in hot and dry conditions on Labor Day occurring in eight counties (Clackamas, Lincoln, Marion, Linn, Lane, Douglas, Jackson and Klamath) (the “2020 Wildfires”). In the aggregate, these fires destroyed over 5,000 homes, commercial structures and caused major damages to public roads, highways and other infrastructure.

Governor Kate Brown invoked the Emergency Conflagration Act on September 8, 2020, as more than 35 wildfires burned across the State. On September 10, 2020 the President approved the Governor’s request for a federal Emergency Declaration, and on September 15, 2020, the President approved the Governor’s request for a Major Disaster Declaration. These declarations activated FEMA and make federal assistance available to the State in response to the 2020 Wildfires.

On October 12, 2020, the Governor appointed Matthew Garrett as Director of Wildfire Recovery in the Governor’s Office, as the principal advisor to the governor on recovery issues related to the 2020 Wildfires. This office is to develop a strategic recovery plan designed to consider the needs of all affected Oregon communities by providing leadership and direction to state agencies. To date, most of the costs associated with fire suppression, response and emergency protective services have already been incurred by state and local governments. Long-term sheltering and mass care operations, debris management and infrastructure repair cost are anticipated over the next several months to years.

Based on a preliminary damage assessment conducted by FEMA, the Oregon Office of Emergency Management and other state agencies and local governments, the State estimates a total cost $1.15 billion due to wildfire/wind damage, response costs and debris removal. These estimates are based on data collected in October 2020 and could increase as debris removal paves the way to additional damage assessments. Further, these estimates do not include damaged or destroyed privately owned infrastructure or property, nor do they account for economic losses.

The State anticipates receiving funding from various sources, including FEMA’s Public Assistance program, which is a cost-sharing program that reimburses for at least 75% of eligible costs on a reimbursement basis. Additionally, as discussed above, the Legislative Assembly has taken certain budget actions for the 2019-21 biennium in response to the wildfires and the Governor’s proposed budget for the 2021-23 Biennium includes $400 million for wildfire recovery and response.

The increase of warmer and drier weather conditions in the State indicates that wildfire events are likely to continue in the future. Wildfire events threaten the health, economy and environment of the State by causing unhealthy levels of air quality that can cause respiratory problems for some people; threatening, damaging or destroying infrastructure, homes, property and agriculture; destroying forestland resources; and damaging or destroying habitat for wildlife.

ECONOMIC INFORMATION

The following information is derived from the May 2021 Oregon Economic and Revenue Forecast prepared by the OEA.

SUMMARY

The May 2021 economic and revenue forecast represents what the Office of Economic Analysis (“OEA”) and its advisors believe is the most probable outcome given available information.

Economic growth is surging as the pandemic wanes. Thanks to federal fiscal policy, consumers have higher incomes today than before COVID-19 hit. Now they are increasingly allowed to and feel comfortable resuming pandemic-restricted activities like going out to eat, on vacations, getting haircuts and the like. The outlook for near-term economic growth is the strongest in decades, if not generations.

Oregon’s labor market is expected to return to full health during the upcoming 2021-23 biennium. With the strong near-term outlook for consumer spending, job growth is front-loaded such that the largest employment gains will occur this summer and fall. Total employment in Oregon will surpass pre-pandemic levels in late 2022 with the unemployment rate returning to near 4 percent in 2023.

While a jobs hole remains in the labor market, the same cannot be said for household incomes. Currently incomes in Oregon are 20 percent higher than before COVID-19 hit, thanks in larger part due to the temporary federal measures put in place. Excluding the direct federal aid, incomes are back to pre-pandemic levels and expected to grow 6-7% this year and next.

However, with such a strong consensus near-term outlook, the risks do primarily lie to the downside. The risk is that supply cannot keep pace with demand. The path forward may be bumpier than expected, even if the trajectory is up. Already supply constraints have emerged in semiconductors, lumber, and rental cars to name a few. More bottlenecks are likely on the horizon. Furthermore, running through all of these issues is labor. Attracting and retaining workers is already much more challenging than expected given the economy went through a severe recession last year. There are a variety of simultaneous factors impacting the number of available workers including strong household finances, the virus itself, and lack of childcare or in-person schooling. While the temporary pandemic-related constraints will ease in the months ahead, the labor market is expected to remain tight for the foreseeable future in large part due to demographics and the large number of Baby Boomers retiring.

With the prospect of strong growth and near-term supply constraints, the possibility of an overheating economy has quickly replaced fears of a long-lasting, demand-driven recession like the past few cycles have been. Undoubtedly inflation will pick up in the months ahead. Production costs are rising quickly in part due to capacity constraints and bottlenecks. However these price pressures are coming off of a low base and are largely expected to be transitory. The Federal Reserve so far has indicated it will only become concerned should price pressures turn persistent. Given the overall economy is not at full employment, and generally strong wage growth is needed for persistent inflation, almost by definition the current bout of inflation is transitory.

In May of odd-numbered years, the revenue forecast takes on added importance. With the legislature in session, the May forecast determines the size of General Fund resources available for the upcoming budget, and sets the bar for Oregon’s unique kicker law.

Oregon’s state revenue outlook continues to brighten as the income tax season unfolds. Personal and corporate tax collections are booming despite the job losses and business woes brought on by the COVID pandemic. Tax collections based on consumer spending are also posting large gains. With the near-term economic outlook looking very strong, healthy growth in tax collections is expected to continue into the 2021-23 budget period.

In a typical year, the income tax filing season is winding down when the May forecast is produced. At that point, the vast majority of payments have been processed, and we have a good idea of how the tax season turned out. This year, the tax filing deadline was extended to May 17th due to the pandemic, leaving many returns yet to be processed. This injects added uncertainty into the outlook. In particular, there is the potential for a significant revenue surprise (up or down) in the final weeks of the biennium. That suggests that leaving a large ending balance would be wise. Also, it is possible that the size of the kicker credit for next year will change significantly from the current estimate when the kicker is certified this fall.

So far, with around half of payments having come in, the tax season is turning out to be a healthy one. Payments are expected to reach an all-time high by the end of the fiscal year. While there is still a large amount of payments outstanding, most of this season’s refunds have already been issued. Taxpayers who are expecting refunds tend to file returns earlier than those making payments. Refunds are significantly lower than they were last year, due largely to the kicker credit issued in 2020. This year, refunds include $81 million in automatic adjustments sent to 164,000 taxpayers who paid taxes on unemployment insurance benefits. In March, the federal government exempted the first $10,200 in unemployment benefits from taxation. The Oregon Department of Revenue has sent refunds to taxpayers who filed before the exemption was announced.

In light of massive job losses, Oregon’s General Fund revenue outlook for the current biennium was revised downward by around $2 billion immediately following the onset of the COVID-19 pandemic. As of the May 2021 forecast, this hole has more than been filled, with the outlook now calling for significantly more revenue than was expected before the recession began.

Many factors are playing into the unexpectedly strong revenue collections, but two reasons stand out. First, an unprecedented amount of federal aid has far outstripped the size of economic losses. As a result, personal income is up sharply in Oregon despite job cuts. Second, during the typical recession, Oregon has lost a tremendous amount of revenue associated with sharp declines in investment and business income. This time around, asset markets and profits have remained at or near record highs. The baseline outlook prior to the recession called for income growth to slow. A tight labor market was expected to weigh on growth, and asset prices and profits were expected to return to sustainable levels. None of this came to pass, leading to an expected personal income tax kicker of $1.4 billion and a corporate tax kicker of $664 million.

Looking forward into the 2021-23 biennium, the increasingly rosy economic outlook suggests healthy tax collections will persist. A broad consensus of economic forecasters is calling for near-term output growth to be the strongest seen in decades. Given Oregon’s unique kicker law, a booming economic outlook requires an equally aggressive revenue outlook to match it. Taxable income is expected to continue to post healthy gains, showing no evidence of the economic shock we are living through. The outlook for General Fund tax collections has been revised up by around 5% over the next few years. This translates into significantly more resources for policymakers.

Although budget writers have a lot more to work with, a good deal of caution is required and savings are a must. The kicker law dictates that we stick our necks out with an aggressive revenue outlook, exposing us to the risk of a large budget shortfall should growth stall. Of primary concern are nonwage forms of income including profits and the return on investments. With a healthy underlying economy, economic forecasters are calling for continued growth in stock prices, profits and the like. Although valuations are unsustainably high right now, forecasters predict underlying economic activity will catch up over time. Unfortunately, this does not mesh well with our past experience. Profits and capital gains often evaporate overnight, which always puts Oregon’s budget in a hole.

ECONOMIC OUTLOOK

Economic growth is surging as the pandemic wanes. Thanks to federal fiscal policy, consumers have higher incomes today than before COVID-19 hit. Now they are increasingly allowed to and feel comfortable resuming pandemic-restricted activities like going out to eat, on vacations, getting haircuts and the like. The outlook for near-term economic growth is the strongest in decades, if not generations. The consensus economic forecast for real GDP this year is 6-7%, which would be the largest increase since 1984’s “Morning in America.” Next year real GDP is forecasted to increase 4-5%. Such gains would bring the economy back to full employment much faster than in recent cycles. Growth slows thereafter as economic slack diminishes and gains are based on underlying productivity and the size of the labor force.

Oregon’s labor market is expected to return to full health during the upcoming 2021-23 biennium. With the strong near-term outlook for consumer spending, job growth is front-loaded such that the largest employment gains will occur this summer and fall. Total employment in Oregon will surpass pre-pandemic levels in late 2022 with the unemployment rate returning to 4 percent in 2023.

While a jobs hole remains in the labor market, the same cannot be said for household incomes. Currently incomes in Oregon are 20 percent higher than before COVID-19 hit, thanks in larger part due to the temporary federal measures put in place. Excluding the direct federal aid, incomes are back to pre-pandemic levels and expected to grow 6-7% this year and next. Income growth in the out years is forecasted to increase 5% per year.

However, with such a strong consensus near-term outlook, the risks do primarily lie to the downside. The risk is that supply cannot keep pace with demand. The path forward may be bumpier than expected, even if the trajectory is up. Already supply constraints have emerged in semiconductors, lumber, and rental cars to name a few. More bottlenecks are likely on the horizon. Furthermore, running through all of these issues is labor. Attracting and retaining workers is already much more challenging than expected given the economy went through a severe recession last year. There are a variety of simultaneous factors impacting the number of available workers including strong household finances, the virus itself, and lack of childcare or in-person schooling. While the temporary pandemic-related constraints will ease in the months ahead, the labor market is expected to remain tight for the foreseeable future in large part due to demographics and the large number of Baby Boomers retiring. Labor will remain a challenge for firms. But a tight labor market also works wonders for employees with strong wage gains and more plentiful job opportunities.

With the prospect of strong growth and near-term supply constraints, the possibility of an overheating economy has quickly replaced fears of a long-lasting, demand-driven recession like the past few cycles have been. Undoubtedly inflation will acceleration in the months ahead. Production costs are rising quickly in part due to capacity constraints and bottlenecks. However these price pressures are coming off of a low base and are largely expected to be transitory. The Federal Reserve so far has indicated it will only become concerned should price pressures turn persistent. Given the overall economy is not at full employment, and generally strong wage growth is needed for persistent inflation, by definition the current bout of inflation is transitory.

Economy Much Better Than Feared

At the start of the pandemic, the economy experienced a massive recessionary shock. Large swaths of the economy were shut down to help slow the spread of COVID-19, a deadly, contagious virus. At the time, the biggest economic concerns related to the severe level of job losses and how they would affect household incomes, consumer spending and business closures. Since then, at nearly every turn, the economy has proved more resilient and performed better than feared.

Today the outlook is bright. Longer-run growth prospects show no real signs of permanent damage or economic scarring. Coming out of a recession, this is rather unusual and certainly different than the past two jobless recoveries. Following both the dotcom bust and the Great Recession, the overall trajectory of the economy was significantly lower than expected prior to each recession.

The strong federal policy response to the pandemic can be thanked for much of the better-than-feared economy. Not only did the Federal Reserve do as much as it could to stabilize the financial system, but the federal government also passed the $2.2 trillion CARES Act. When combined with the subsequent COVID-19 Economic Relief Bill ($900 billion) at the end of last year and the American Rescue Plan Act ($1.9 trillion) earlier this year, the fiscal response has more than filled the underlying hole in the economy. Most households and firms were able to keep their heads above water, limiting the financial downsides of the pandemic despite record-setting job losses.

As a result, total personal income in the economy today is higher than it was before the pandemic. Here in Oregon, direct federal aid in the form of recovery rebates ($12 billion), total unemployment insurance benefits ($12 billion), and paycheck protection program loans/grants ($10 billion) has help boost incomes to 20% above pre-pandemic levels. While the federal support is temporary, underlying income gains are ongoing. Excluding the direct federal aid shows total income in Oregon is back to pre-pandemic levels. The overall income trajectory of the current cycle is forecasted to be much more like the recovery in the 1980s or 1990s than the subdued, jobless recoveries in the 2000s and 2010s. Much of this growth is attributable to the strong underlying wage gains workers have continued to receive throughout the pandemic.

Many forms of consumer spending have been restricted by the pandemic, either formally through public health policies or informally through social norms and fear of the virus. Despite consumers’ best effort, they have been unable to spend as much ordering online as they typically go going out to eat, on vacations, and getting their hair cut. Nationally, households have accumulated around $2.3 trillion in excess savings through March of this year. That’s the equivalent of around 15% of annual consumer spending. Here in Oregon financial institutions have seen substantial increases in deposits. Much of this savings is currently sitting in bank accounts, ready to be spent when the time comes.

Really that was the last major macroeconomic question, at least on the demand side. Would consumer spending roar back or would households only return slowly and more cautiously due to the pandemic? From an economywide perspective, there is no hesitancy. Consumer spending is rebounding strongly in the types of activities and services that have been impacted the most by the pandemic. The best real-time consumer spending data in Oregon are weekly video lottery sales. New records have been set the past couple of months. Consumers had the incomes, and so far this year they are clearly willing to spend.

With consumer spending growth expected to be strong, the risks of economic scarring in the form of business closures and permanent layoffs lessens considerably. Importantly for the overall outlook, this increase in consumer spending on services will drive strong growth in the year ahead. Services like air travel, barbershops, hotels, nail salons, restaurants, and the like are labor intensive. These industries will need to staff back up quickly to meet consumer demand. This is the primary reason why job growth is front-loaded in the overall outlook.

Supply Constraints

Given the strong underlying drivers of growth, the question becomes just how fast can the economy actually grow? Already supply constraints are evident in semiconductors, lumber, and rental cars to name a few. Moving forward other short-term challenges of supply keeping pace with demand will emerge as well. Much of these constraints are expected to be temporary. Increased production and more efficient logistics will boost supply while higher prices and slower income growth as the federal aid runs out will cool demand somewhat. Better balance can be expected, although the path forward this year will likely be bumpier than expected.

The good news is some classic supply constraints like energy costs and credit availability are not currently issues holding back economic growth. The current issues largely revolve around production capacity, getting goods to market, and labor availability.

Industrial Production Capacity

Currently, inventories are lean and demand is strong. Production needs to increase to meet the strong level of sales, which boosts overall economic growth. However many manufacturing sectors are already operating at or near capacity. They are constrained. To produce more, these industries need to invest in new plants and equipment, or add another shift. The overall economy reached this same point back in 2018-19 but the business investment never really materialized as the trade war dampened demand more than the corporate tax cuts boosted incentives. This was before the pandemic put all investment plans on hold.

Today, these constrained sectors are currently facing the same choice, which has macroeconomic implications. On one hand, sales are high. To meet this demand and chase market share, profits, and the like, they need to make big, long-term investments. On the other hand, it is somewhat questionable just how sustainable these level of sales will be given the temporary federal boost to incomes, and the pandemic shifting consumer spending out of services and into durable goods and eating at home.

The best economic outcome would be to see new investments in production, which boosts both near-term growth, and raises long-run potential GDP as the productive capacity of the economy increases. The worst economic outcome is production continues to be throttled due to capacity constraints and results in higher inflation but no real capacity increases.

The constrained industries, including those near capacity, represent a 40% larger share of Oregon’s economy than they do nationwide (11.8% of Oregon GDP vs 8.3% of U.S. GDP). During the pandemic, consumer demand for housing, technology, and food at home are through the roof. However, Oregon’s manufacturing employment has suffered more than in most states, even in these locally important sectors. This difference likely speaks to local firm or industry challenges rather than broader economic issues. Looking forward, the local outlook is mixed.

Food manufacturing is the brightest, and most surprising manufacturing development in Oregon in the past year. This is the only subsector where local employment is outperforming national employment since the pandemic hit. From a bigger perspective, Oregon has outperformed and gained national market share in recent decades so this is not a complete surprise. However given a major bankruptcy a year ago, and the industry being a hotspot for COVID outbreaks, food manufacturing in Oregon was expected to take longer to recover. Thankfully, this has not been the case. The outlook has been revised upward as a result.

The good news for high-tech manufacturing is a rising tide appears to be lifting all boats. Local firms are doing well given strong business and consumer demand during the pandemic. Most encouragingly and despite manufacturing challenges in recent years, the state’s largest private employer, Intel, has announced plans for significant investments. Oregon is home to the firm’s most advanced operations and future generations of semiconductors are expected to be designed and the manufacturing process developed locally as well. In terms of the outlook, the sector is expected to continue to see ongoing investments and productivity gains which are very beneficial for the regional economy. However the industry has not been an employment growth sector in decades. Our office’s outlook calls for relatively stable employment counts in the years ahead. The outlook remains relatively unchanged.

Wood products and the timber industry more broadly enjoy very strong consumer demand. National market conditions, and underlying demographic demand for housing support future investments and increased production. However, these investments, should they materialize, are much more likely to occur in the South and not in the Pacific Northwest where ongoing log supply constraints remain a key issue to industry expansion.

Now, our office’s advisors indicate that log supply today is a little less of an issue in part due to salvage logging from last year’s wildfires, private landowners’ greater willingness to harvest at somewhat higher log prices, and fewer international log exports as local mills can better compete for raw logs given higher lumber prices. However if underlying harvest levels do not increase on a permanent basis, it is hard to support increased logging and milling operations in the region. Until these underlying dynamics change, our office’s outlook will continue to call for relatively steady employment counts for the industry, regardless of the broader market conditions.

Finally, aerospace and its regional supply chain that includes many metal and machinery manufacturers in the area remains a key subsector that has yet to emerge from the pandemic and recession. Local employment losses continue to mount in 2021. Overall demand for air travel is beginning to recover, which should soon put a floor under the industry. Our office’s outlook has been revised down for both transportation equipment, and metals and machinery manufacturing in Oregon. There remains both upside and downside risks locally. To the upside, local employers could experience stronger demand and a faster pace of rehiring as the pandemic wanes. To the downside, following a lengthy shock to the industry, supply chains may get reworked, leaving local firms out of the loop.

Labor Supply

The most talked about constraint on the economy today is labor. Normally in the aftermath of a recession, firms have more workers to choose from when it comes to filling job openings. Unemployed workers greatly outnumber job vacancies. When workers are competing with one another to a greater degree to get a job, it can hold down wage growth. Once the labor market tightens, employers generally need to compete more by increasing wages or other perks to attract and retain workers.

The pandemic recession is different. These usual dynamics are either accelerated or gone. Firms are not responding as if there is a surplus of labor when it comes to hiring and expanding. In fact firms are advertising just as many, if not more job openings today as before COVID hit. Underlying wage growth remains roughly in-line with pre-COVID trends as well. A majority of Oregon employers (54%) are citing difficulty hiring workers, just as they have in recent years.

This recovery looks different because several simultaneous factors are constraining the supply of labor. These broadly fall under three categories: strong household finances, the pandemic itself, and other participation issues.

First, as discussed throughout this report, household finances are strong. Federal policy was explicitly designed to support households, and laid off workers in particular. The enhanced unemployment insurance benefits were to ensure impacted workers could afford to stay home and not be forced to take a job for financial reasons. The public health goal was so workers would not contract or spread the virus during a global pandemic.

Today, the average Oregonian on regular unemployment insurance is effectively receiving a 100% wage replacement thanks to the federal plus up of $300 per week. For the average leisure and hospitality worker the replacement rate is more like 134% of pre-pandemic earnings. Given the policy was explicitly designed to reduce labor supply during a pandemic, it follows that the policy would continue to reduce labor supply during the recovery so long as the policy remained in place.

To be sure, enhanced UI is not the only factor at play and the labor market recovery remains in its early stages. But the combination of household recovery rebates and unemployment insurance benefits, which are both the same size in aggregate, work to improve household finances such that not all individuals or families need to work today for financial reasons, especially in light of the ongoing pandemic.

Second, labor supply is reduced due to the virus itself. Nationally the labor force participation rate is down 1.5 – 2 percentage points. Here in Oregon, 45,000 Oregonians indicated they were not searching for work in the first quarter of the year due to the pandemic. As vaccinations continue to increase, and COVID cases and deaths decline, the labor supply is expected to rebound as well. However this process is just underway in recent months. One potential concern is the sharp drop-off in vaccinations in the past month. Currently Oregon is right around 60% of the eligible population vaccinated.

Third, there remain other factors impacting the number of available workers in the economy. While not a significant contributor at the macro level, the lack of in-person schooling affects parents and households at the micro level. Some parents – moms in particular – are unable to work and make sure their kids are logged in and completing assignments and the like. Additionally the labor market is tight for demographic reasons. Annual retirements continue to be large due to the aging Baby Boomer cohort. The latest data indicates retirements increased early on in the pandemic due to job losses which were more severe for older workers. Compounding this issue is the fact that migration flows slow during recessions as job opportunities dry up. As fewer new residents arrived last year, the labor force grew at a slower rate than it would have during better economic times.

All told the labor market is tighter than one might think. Firms are looking to hire at a faster pace as the economy continues to reopen. Many of these businesses are concentrated in the high-contact, in-person sectors that have been the most impacted by the pandemic. They are all looking to rehire at the same time, creating increased competition for the same pool of labor. This is a complicating factor, especially in light of the labor supply challenges detailed above. Temporary frictions in finding and hiring workers are to be expected given the large scale shutdowns and reopenings experienced in the past year.

Looking forward, the pandemic-specific challenges and issues related to COVID fear and lack of in-person schooling will ease this fall. Enhanced unemployment insurance benefits will expire in a few months as well. The key question is what happens between now and then. At some point, declining COVID-related frictions, competition to hire workers, and relatively low unemployment will push to a market clearing wage that pulls more workers back into the labor force. How quickly any such changes occur is somewhat of an open question. Already these processes are underway, evident by the recent wage growth data.

The good news for firms is strong consumer demand means they can better afford to pay higher wages and pass along necessary cost increases to maintain profit margins. For workers the good news is wages tend to be sticky. That means the wage gains seen in the years leading up to the pandemic and so far during the pandemic will remain in place. Employers rarely cut wages outright and tend to reduce hours or lay off some workers when needing to cut costs.

In terms of the forecast, these underlying dynamics lead to an upward revision to the wage outlook in Oregon. While employment still has a ways to fully recover, the same cannot be said for wages. The increased bargaining power for workers today, given strong labor demand and a reduce labor supply, will lead to ongoing wage gains that are stronger than previously anticipated.

Note that the average wage increased at the beginning of the pandemic for compositional reasons. Most of the lost jobs were lower-paying service jobs, meaning the average wage for the jobs that remained was higher as a result. In the months ahead as these lower-wage service jobs come back, the average wage will decline some for the same compositional effects, but in reverse. That said the compositional changes will not fully offset. There has been a level up in the wage outlook due to current labor market conditions and the fact that wage gains are sticky.

Even so, such a forecast does not come without risks. Labor supply constraints in particular could disrupt the forecast for the upcoming 2021-23 biennium. Now, the outlook overall remains bright regardless, given the income and spending data. However the forecast does front-load much of the job growth. Should job gains in the next six months merely be good rather than exceptional, the overall trajectory throughout 2021-23 would be lower than anticipated.

Comparing the current May 2021 forecast (red line) with the December 2020 forecast (black dotted line), where job growth was not front-loaded, yields a noticeable difference. The slower-paced recovery seen in the December forecast has average employment over the entire 2021-23 biennium that is 2.7 percent lower than the current forecast. Aggregate wages under such a recovery would be 1.7 percent lower. The relatively smaller impact on wages is due to the ongoing average wage gains seen in recent months which would be expected to continue should labor supply remain a major constraint.

All told, even as the pandemic wanes and the economy returns to health, the labor market will remain tight for the foreseeable future. The pandemic-related issues will resolve themselves in the months ahead. However the underlying labor market will remain tight for demographic reasons. Employers will need to continue to cast a wider net, and dig deeper in their resume stack to attract and retain workers, just as they were doing pre-pandemic.

Federal Fiscal Policy

This forecast incorporates federal legislation that has already passed, like the American Rescue Plan Act (ARPA). It does not include any economic or revenue assumptions related to additional policy packages being discussed in Washington D.C. This would include both of the major infrastructure, and family plans that the Biden Administration has proposed. While the devil is always in the policy details, such packages, should they come to pass, would likely boost the economic outlook further. However in terms of the upcoming 2021-23 biennium the impact may be more muted as new programs usually take time to ramp up, and traditional infrastructure spending is spread out over years. That said, tax policy can result in immediate changes and a corresponding behavioral response by firms and households. Our office will adjust the outlook accordingly as federal policy changes.

In terms of explicit federal policies built into the forecast, two stand out. First, the substantial state and local government aid ($4.6 billion in Oregon between cities, counties, and the state) will improve public sector budgets. Our office’s employment forecast for local government has been raised modestly as a result. Local government employment is still down today largely due to pandemic-related restrictions to community centers, parks, schools, and the like. However those jobs will return later this year. The underlying boost from the federal aid is primarily in public administration.

The second major impact of federal policy is the direct income support in the form of recovery rebates, enhanced unemployment insurance, and the expanded Child Tax Credit (CTC).

In brief, the enhanced CTC will boost the average Oregon family’s after-tax income by $2,0003. For the typical family earning $85,000 per year this is a modest increase (2.6%) in income. However for families in poverty it represents a significant 5, 10, 15% or more increase. Researchers at Columbia University estimate the new CTC will reduce U.S. child poverty by 45% and by 46% here in Oregon.

In aggregate, total Oregonian personal income will increase $1 billion, and will lessen racial and ethnic income disparities as well. Today, families with BIPOC children earn 34% of total family income in the state. Such households will earn 41% of enhanced credit. This is for a few reasons. Younger generations are more diverse than older age cohorts, meaning young families – those receiving the CTC – are more diverse. Additionally younger families earn less income in part because one parent may not work in order to take care of kids, and those that do work earn lower wages because they are still relatively early in their careers. As such, the vast majority (~85%) of young families qualify for the enhanced credit. Overall these changes are not drastic, but boosting family-friendly policies do work to less racial and ethnic disparities.

Another change with the CTC this year is it will no longer be just a credit to claim on the tax return. The IRS will begin disbursing monthly payments to households, at $250 or $300 per month per child depending upon their age. The average family in Oregon will soon begin to receive $500 per month. A key policy challenge is reaching households that do not file tax returns. Nearly half of Oregon families in poverty do not file taxes. Ensuring all eligible households receive the payments is paramount, otherwise the projected declines in child poverty are unlikely to materialize.

While the CTC changes are for only this year, policymakers indicate they would like to extend them or even make them permanent. Should they last longer than one year, broader societal changes may result as well. For example, research shows that childhood poverty impacts outcomes of adults. A reduction in childhood poverty should result in better economic mobility and a stronger middle class in the years/generations ahead.

That said, one other potential impact may be labor force participation among parents. For many young families, one parent – usually the mom – works part-time to supplement income and also be able to be the primary caregiver for the household. With somewhat more generous benefits that are disbursed monthly rather than only once per year, some working parents may choose not to work as a result. Previous research has found this to be the case in other countries. Even so, new research on the reformed and expanded child credits in Canada in recent years find zero impact on labor supply among single moms. These potential differences – a small monthly boost to incomes allows one parent to stay home more versus the small monthly boost is not enough to allow an entire family to live off the CTC alone – make intuitive sense as well. Should the enhanced CTC last more than this year, monitoring program effectiveness and any potential economic and societal changes will be important.

Inflation Risks

Given the strong underlying drivers and an economy facing some supply side constraints, a key question is just how much will inflation rise in the months and years ahead. The baseline outlook is for a noticeable increase in prices as the economy continues to reopen and supply bottlenecks are alleviated. However these price pressures are expected to be temporary. The Federal Reserve is signaling they believe the same. Their underlying policy stance is basically that if the economy is not at full employment – loosely defined as the pre-pandemic labor market – then inflation will be transitory and not persistent.

The Federal Reserve has actively changed its policy and reaction function to the economy. No longer will the Fed raise interest rates on the prospect of higher inflation in the future. After undershooting their 2% inflation target for nearly the entire cycle last decade, the Fed is waiting until actual inflation rises above target on a sustained, or persistent basis.

The updated Federal Reserve policy framework also includes average inflation targeting, meaning if inflation is below target for a period of time, the Fed will allow above target inflation to offset and return to the long-run 2% trend. Today, core PCE – the Fed’s preferred inflation measure – is roughly 3% below target if measured from the start of the Great Recession. As such there remains ample room in the absolute level of prices before the Federal Reserve is likely to really become worried about inflation. Currently the Federal Reserve is indicating they are not going to raise interest rates until 2023 or later. IHS Markit’s first fed funds rate hike is in mid-2024 in their forecast.

There are four main factors influencing inflation today. First, year-over-year inflation readings will be higher in the next few months due to so-called base effects. At the start of the pandemic, inflation slowed noticeably. That makes year-ago comparisons easier, leading to inflation readings a couple tenths of percentage point higher than the underlying momentum alone would suggest. These base effects will fade by late summer or early fall.

Second, building off the base effects is demand pull inflation. As consumers return to previously restricted activities, prices will rise as demand outstrips supply. Not all households can get on the same plane, or rent the same car on vacation this summer. Many of these impacted sectors saw prices sag due to the sharp drop in demand last year, and as prices reverse, they will push headline inflation higher as well. In just the past two months, a Reopening Basket of prices tied to vacations and in-person services increased 4 percent (27% annualized). Expectations are these sharp increases will slow once prices revert to longer-run trends.

Third, cost push inflation will likewise drive prices higher as supply chain bottlenecks occur. Cost push inflation is the result of higher costs of production that ultimately increase the final prices of goods and services. These linkages are far from 1:1 and historically producer prices are much more volatile than consumer prices. In part this is due to other managerial decisions made by firms, including changes in profit margins and other business operations. Recent quarterly results of publicly traded companies indicated profit margins increased so far during the pandemic. As such, should firms chose to do so, they can more easily absorb some of the increases in the cost of production, holding consumer prices steadier.

Fourth, the ultimate key to persistent inflation likely lies with wage growth. Even with employment far below pre-pandemic levels, fundamentally the labor market is tighter than one would think. Ongoing wage gains in the economy are broadly in-line with pre-pandemic trends and have not decelerated like in the past two cycle.

This dynamic gives forecasters pause, at least enough to acknowledge that some of the pieces are in place for higher rates of inflation than would otherwise be expected. Those pieces include supply constraints, large federal fiscal packages, tight labor, and a Federal Reserve that so far says all of these are transitory. That is, and should be the baseline outlook. However the risks are there for higher rates of inflation moving forward.

Modestly higher inflation (2.5-3%) is of no real concern, and would make up some of the persistent undershooting of the Fed’s inflation target last decade. The real economic risks lie with significantly higher inflation (>3 or 4%) as the Fed’s likely response is raising interest rates quickly to cool economic activity.  Historically such moves are more likely to tip the economy into recession than to engineer the so-called soft landing. For now, expectations are inflationary pressures will be transitory, with risks tilted toward the upside.

Full Employment and Historical Disparities

When economists talk about full employment, and a strong economy we are almost always referring to topline, or aggregate numbers. It is important to keep in mind that embedded within these historical periods of time when the economy was performing well are considerable disparities and inequities. Oregon’s trends here are not significantly different than the nation’s but are very evident when lifting the hood on socio-economic data. In particular, our office is especially concerned with three main types of disparities: racial and ethnic, geographic, and income.

Racial and Ethnic Disparities

Back in 2019, Oregon was experiencing the strongest economy it had seen in at least 20 years. However, large racial and ethnic disparities remained. The official poverty rate for white, not Hispanic Oregonians was 10.2%, for Asian Oregonians it was 11.8%, for Hispanic Oregonians it was 14.8%, and for Black Oregonians it was 25.2%. These disparities are among the smallest on record, as the economic gains from the decade long expansion were becoming more broadly shared. Even still, these disparities remained large.

A similar picture is seen when examining historical employment patterns. Over time, the share of Asian and Hispanic Oregonians with a job has risen and has recently matched their white, not Hispanic neighbors. However employment rates for Black, and American Indian and Alaska Native Oregonians remain considerably lower.

Some of these differences in employment can be explained by differences in educational attainment. Overall college graduates have higher rates of employment than do those with a high school diploma or less. Both Asian, and white, not Hispanic Oregonians have a larger share of college graduates than other racial or ethnic groups.

However educational attainment only explains part of the difference. Even after controlling for occupation, work experience, length of firm tenure, and the like, research finds a racial disparity in terms of wages and income. Another key factor impacting employment rates, especially along men, is incarceration. The share of prime-age Black, and American Indian and Alaska Native men in Oregon that are incarcerated (technically in institutional group quarters in the Census data) is three or four times the rate of their white not Hispanic peers. This difference alone accounts for 26% of the overall Black-white employment gap, and 57% of the AIAN-white employment gap in 2019 in Oregon, based on the latest data.

Unfortunately, real-time economic data lacks good racial and ethnic breakdowns, in large part due to small sample sizes. What information is available – crunching that sample size data, examining the self-reported information for UI claims, etc – indicate that employment trends since the pandemic began are broadly similar across different racial and ethnic groups. None of the data indicates widening racial disparities, at least in terms of employment. That said, the best available information, including data on incomes and poverty, comes from the Census’ American Community Survey release each year. The 2020 data is scheduled for release on September 23rd. Our office will have updates in our December forecast release.

Even as we wait for the lagged Census numbers, it is important to keep in mind these historical disparities when our office talks about Oregon’s economy returning to full health during the upcoming 2021-23 biennium. Historically that may mean a 4% unemployment rate for white, not Hispanic Oregonians but a 12% unemployment rate for Black Oregonians, just like it did in 2019.

Geographic Disparities

Long-run economic growth is driven by productivity (investment) and the size of the labor force. Urban economies outperform rural ones in large part because they not only see faster rates of population (labor force) growth, but also experience higher rates of capital accumulation, be it physical, financial, human, or social in nature. Rural economies tend to have more natural capital, however it must be put to use to generate stronger economic growth.

While these long-run drivers remain in place, the pandemic has altered their patterns in the past year. To date, Oregon’s urban economies, particularly in the Willamette Valley, have suffered noticeably more than the state’s rural economies.

These patterns are not so much that rural areas are doing well so much as they are about urban areas doing poorly. Much of the declines seen in Portland, Salem, Corvallis, and Eugene can likely be tied to working from home, lack of in-person schooling, and lack of business travel. Urban cores rely upon daytime foot traffic from commuters, and demand for nightlife entertainment from both local residents and tourists.

In terms of the outlook, to date the urban-rural gap has not widened. However over the full cycle it may due to those stronger underlying drivers of growth. But for now rural eocnomies have a year or two headstart on the recovery given the low base from which urban areas are beginning to grow as the pandemic wanes and the economy reopens.

A key wildcard here for both urban cores and the housing market more broadly is working from home. Today, nearly 1 in 4 Oregonians with a job indicate they are continuing to telecommute due to the pandemic. While this is lower than a year ago, a sizable share of the workforce is still remote. The recent declines nationally are seen across all industries and major occupational groups. However the biggest declines are among the white collar, professional types. This shift is an indicator that workers are returning to the office, and expected to do so as the pandemic wanes. The open question is just how many will return on a full-time basis. It is likely that employees will continue to work from home a day or two a week, but even that leaves considerable gray area in terms of demand for office space, foot traffic to support ground floor retail and the lunch crowd propping up restaurants and food carts. These will continue to be important metrics to track in the months and years ahead.

Income Inequality and Job Polarization

Since the turn of the century, the biggest change and challenge in the labor market has been job polarization. These trends emerge when both low- and high-wage jobs grow quickly, while middle-wage jobs languish. The problems arise when traditionally well-paying middle-wage jobs disappear in recession and do not fully come back in expansion. In particular the loss of production (manufacturing) and office support occupations have really limited job opportunities and earnings for both men and women, particularly for those without college degrees.

The pandemic recession is different. Low-wage service workers have borne the brunt of the lost jobs. Both food preparation, and personal care (barbershops and nail salons) lost nearly 20% of their jobs last year. Middle-wage jobs suffered an average recession instead of a severe one, while high-wage job growth slowed, but did not decline outright.

Given the middle-wage job outlook has called for only moderate gains during expansions, one of the more concerning parts to the COVID recession was that it hammered the low-wage jobs. A lot of times workers struggled to adjust when they lose their traditional, middle-wage job. While a few are able to land high-wage jobs, the vast majority end up taking a low-wage job, moving away in search of work, or dropping out of the labor force entirely. None of this is a good dynamic. However the concern last year was if there were also no low-wage job opportunities then even the existing meager options would dwindle further.

Thankfully, to date, this does not appear to be the case. Middle-wage jobs are not experiencing severe job losses, and even as low-wage jobs have, federal aid has largely kept workers and households financially afloat in the past year. The combination of strong incomes and pent-up demand means the overall recovery will be faster and more complete than previous cycles. The forecast calls for both low- and middle-wage jobs to fully recover as a result, at least overall. Some individual occupations and industries are unlikely to regain all their lost jobs, but the overall dynamics of this cycle are different.

Housing Supply and Affordability

Despite a severe recession a year ago, the housing outlook remains strong. Compared to past recessions, today’s decline in new construction activity is modest. Really only one segment of housing is weak – multifamily in the Portland region’s urban core – while everything is holding steady or growing.

Single Family

New single family construction continues to grow in every market. Strong consumer demand is driven by at least three major factors.

High-wage workers, and higher-income households are largely unaffected by the recession given the nature of the cycle. These households are primarily homeowners, many of which received thousands of dollars in recovery rebates which could help with the larger down payments needed in today’s market.

Record low interest rates at the end of 2020 allowed household budgets to stretch further in terms of home prices while keeping the monthly payment steady. Interest rates fell by one percentage point from late 2019 to late 2020, going from 3.7% to 2.7%. A one percent decline in rates offsets roughly a 13 percent increase in purchase price, while maintaining the same monthly mortgage payment. This means if a household was looking to buy a $400,000 home pre-pandemic, they could afford a $450,000 home during the pandemic.

While the nature of the cycle and record low interest rates are large factors in the strong homeownership demand in the past year, the biggest underlying driver in the years ahead are demographics. This decade, Millennials will fully age into their 30s and 40s. These are prime homebuyer ages. Today in Oregon, by one’s mid-30s households are 50/50 in terms of owners vs renters. Households in their early- or mid-40s are your traditional move-up buyers with young families. This demographic tailwind will remain in place for the foreseeable future, even as some of this demand was likely accelerated during the pandemic.

The biggest challenge today in single family is lack of inventory. The strong level of demand outstrips supply. This puts upward pressure on prices, particularly as it takes time for new developments to occur. That supply response is underway, particularly so in the suburban Portland markets and the state’s secondary metros – Albany, Bend, Eugene, Medford, and Salem.

Even so housing affordability is worsening in recent months. This is due to a few factors. There is the general supply and demand imbalance. Plus the cost of new construction is rising due to material prices like lumber setting records recently. And due to the increase in interest rates in recent months. While interest rates have settled in around 3% or so, this is still 30 or 40 bps higher than they were at the end of 2020.

All of these factors combined means housing affordability measured the monthly payment expense as share of income is now at the upper end of the historical range, provided we exclude the housing bubble from that range.

Speaking of bubble, there is increasing chatter that the housing market may be in another one. While identifying bubbles in real time can be challenging, there is no question that the current market is substantially different than the one from the mid-2000s.

In particular, even if buyers are overextending themselves a bit in part due to the belief home prices only go up, the macroeconomic implications today are much less dire. The credit quality of new mortgage loans has never been stronger. Any fallout from the housing market will not have the same spillover into the broader economy or financial system.

Even so, one key metric to watch on the bubble front is the differences in housing costs for owning and renting. At a fundamental level, housing is all about having a roof over your head. Households make the best choice for themselves given the various options and costs. But ultimately these costs for owning and renting should move together over time, which is what you see in the historical data even if they do differ at various points in time.

Today, given the run up in ownership costs due to higher interest rates and prices and the slower increases in rents during the pandemic, the price to rent ratio is getting near the upper end of the historical range, albeit a long way from where it was during the actual housing bubble.

What is the outlook from here? Traditionally when ownership costs rise like this and affordability worsens, overall consumer demand slows and price appreciation does as well. That is the pattern seen back in 2018 and 2019 when interest rates rose. While a similar pattern is likely underway today – weekly applications for mortgages have slowed lately – there is the possibility it may take more time given the strong underlying housing drivers today. Should this occur, and affordability worsens further and the price to rent ratio diverges more, then the discussion can turn to whether there is a bubble forming again or not. However today that is far from clear. No doubt the sticker price of homes has risen considerably during the pandemic, however these gains are easily explained to date by higher incomes, strong demographics, and low interest rates.

Multifamily

The slowdown in new construction activity is entirely in multifamily in the Portland region. Construction of apartments in the state’s secondary metros hasn’t been this strong in aggregate since the mid-1990s.

Within the Portland region, there is a modest slowdown in apartments in the suburban markets, but not much. The bulk of the changes are seen in the urban core where a number of factors are in play.

First, there has been a lot of commercial real estate development in the urban core in recent years. In fact, 2020 saw a record number of new apartments come online for rent, barely edging out the previous record set in 2019. As such, new construction was set to slow given the development cycle even before the pandemic hit. Another complicating factor here is Portland’s inclusionary housing policy which created a larger pipeline of projects in recent years to get ahead of the policy being put in place.

Furthermore we know the pandemic flipped the urban economic calculus on its head. Suddenly the urban amenities of being close to work and entertainment options no longer were beneficial as these activities were restricted. Apartment dwellers and condo owners in the urban core were facing the dis-amenities of living downtown. All of this before the protests for racial justice and clashes of violence began last summer.

Given the underlying market dynamics of the urban core, rents have softened noticeably. Household formation and demand did slow during the pandemic, although research shows out-migration from the urban areas did not really occur except in Manhattan and San Francisco. Additionally supply continued to come on the market, leading to a rising vacancy rate, at least in the core. Suburban rents continued to rise, and vacancies remain low elsewhere in the state.

Overall with the cost of ownership outpacing renting so far in 2021, the calculus is flipping back to renting being a more prudent financial choice for many households. The apartment outlook is bright given underlying population growth and migration trends. As the pandemic wanes, the current urban dis-amenities will flip back to being benefits to living and working downtown.

One silver lining in the Portland apartment market is a bottom of new activity has likely been reached. While down 70 or 80 percent (!) from the years leading up to the pandemic, permit activity has strengthened somewhat in recent months. That said, until the current vacancies fill up, and the benefits of living and working downtown return, expect low levels of new construction activity in the urban core.

The most encouraging news in the rental market today continues to be that the pandemic has not noticeably increased the number of struggling households. In large part this is likely due to the strong household finances thanks to the direct federal income support.

However what the pandemic, and various rental assistance programs and eviction moratoriums and the like, has done is brought these challenges more into the light. It is not so much that the pandemic increased them but rather that these issues have become more noticeable. They always exist.

For example, Oregon’s poverty rate in 2019 was 11.4%, the lowest in decades. However, the poverty rate for homeowners was 5.8% while for renters it was 21.5%. So when survey results show that 1 in 5 rental households worry about making next month’s rent, this is always the case, even during good economic times. In terms of the outlook, job opportunities have returning and wages are rising. These factors will help support household finances in the years ahead.

Bottom Line: The strength in single family construction statewide largely offsets the multifamily weakness in the Portland region. The biggest risk to the outlook remains an inadequate housing supply. Oregon will continue to need more new housing units, particularly as migration flows return, and the underlying demographics result in stronger rates of household formation.

Alternative Scenarios

The baseline forecast is our outlook of the most likely path for the Oregon economy. As with any forecast, however, many other scenarios are possible. While the pandemic is waning and the vaccines so far are working against the known variants, some risks do remain. The two alternative scenarios below are not the upper and lower bounds of these outcomes. These alternative scenarios are modeled on realistic assumptions that are somewhat more optimistic or pessimistic than the baseline.

Optimistic Scenario – A Faster Recovery:

The underlying strength in income and consumer spending propel the economy to full health by early 2022, leading the overall cycle to more closely resemble the traditional recovery from a natural disaster. Inoculations continue to increase rapidly with the population reaching herd immunity this summer. Additional federal investments are made in public health, keeping another potential wave of cases this fall and winter at bay. The current supply constraints on the economy prove temporary with no large price pressures emerging. As the pandemic fades, labor supply accelerates allowing firms to hire and expand in an improving economy.

Pessimistic Scenario – A Double-Dip Recession:

Vaccinations crawl to a stop with the population not quite reaching herd immunity. Concerns over the virus remain, with a potential new wave of cases, hospitalizations, and deaths this fall and winter. The end result is consumers stay home to a greater degree and job gains are meagre until next spring when cases decline. Complicating matters is a lackluster federal policy response in order to support laid off workers and struggling households and firms this fall. More permanent damage accumulates in the form of business closures, slowing the pace of recovery. Oregon’s economy does not fully return to health until early 2025.

REVENUE OUTLOOK

Revenue Summary

In May of odd-numbered years, the revenue forecast takes on added importance. With the legislature in session, the May forecast determines the size of General Fund resources available for the upcoming budget, and sets the bar for Oregon’s unique kicker law.

Oregon’s state revenue outlook continues to brighten as the income tax season unfolds. Personal and corporate tax collections are booming despite the job losses and business woes brought on by the COVID pandemic. Tax collections based on consumer spending are also posting large gains. With the near-term economic outlook looking very strong, healthy growth in tax collections is expected to continue into the 2021-23 budget period.

In a typical year, the income tax filing season is winding down when the May forecast is produced. At that point, the vast majority of payments have been processed, and we have a good idea of how the tax season turned out. This year, the tax filing deadline was extended to May 17th due to the pandemic, leaving many returns yet to be processed. This injects added uncertainty into the outlook. In particular, there is the potential for a significant revenue surprise (up or down) in the final weeks of the biennium. That suggests that leaving a large ending balance would be wise. Also, it is possible that the size of the kicker credit for next year will change significantly from the current estimate when the kicker is certified this fall.

So far, with around half of payments having come in, the tax season is turning out to be a healthy one. Payments are expected to reach an all-time high by the end of the fiscal year. While there is still a large amount of payments outstanding, most of this season’s refunds have already been issued. Taxpayers who are expecting refunds tend to file returns earlier than those making payments. Refunds are significantly lower than they were last year, due largely to the kicker credit issued in 2020. This year, refunds include $81 million in automatic adjustments sent to 164,000 taxpayers who paid taxes on unemployment insurance benefits. In March, the federal government exempted the first $10,200 in unemployment benefits from taxation. The Oregon Department of Revenue has sent refunds to taxpayers who filed before the exemption was announced.

In light of massive job losses, Oregon’s General Fund revenue outlook for the current biennium was revised downward by around $2 billion immediately following the onset of the COVID-19 pandemic. As of the May 2021 forecast, this hole has more than been filled, with the outlook now calling for significantly more revenue than was expected before the recession began.

Many factors are playing into the unexpectedly strong revenue collections, but two reasons stand out. First, an unprecedented amount of federal aid has far outstripped the size of economic losses. As a result, personal income is up sharply in Oregon despite job cuts. Second, during the typical recession, Oregon has lost a tremendous amount of revenue associated with sharp declines in investment and business income. This time around, asset markets and profits have remained at or near record highs. The baseline outlook prior to the recession called for income growth to slow. A tight labor market was expected to weigh on growth, and asset prices and profits were expected to return to sustainable levels. None of this came to pass, leading to an expected personal income tax kicker of $1.4 billion and a corporate tax kicker of $664 million.

Looking forward into the 2021-23 biennium, the increasingly rosy economic outlook suggests healthy tax collections will persist. A broad consensus of economic forecasters is calling for near-term output growth to be the strongest seen in decades. Given Oregon’s unique kicker law, a booming economic outlook requires an equally aggressive revenue outlook to match it. Taxable income is expected to continue to post healthy gains, showing no evidence of the economic shock we are living through. The outlook for General Fund tax collections has been revised up by around 5% over the next few years. This translates into significantly more resources for policymakers.

Although budget writers have a lot more to work with, a good deal of caution is required and savings are a must. The kicker law dictates that we stick our necks out with an aggressive revenue outlook, exposing us to the risk of a large budget shortfall should growth stall. Of primary concern are nonwage forms of income including profits and the return on investments. With a healthy underlying economy, economic forecasters are calling for continued growth in stock prices, profits and the like. Although valuations are unsustainably high right now, forecasters predict underlying economic activity will catch up over time. Unfortunately, this does not mesh well with our past experience. Profits and capital gains often evaporate overnight, which always puts Oregon’s budget in a hole.

2019-21 General Fund Revenues

Gross General Fund revenues for the 2019-21 biennium are expected to reach $23,092 million. This represents an increase of $1,081 million from the March 2021 forecast, and an increase of $2,071 million relative to the Close of Session forecast. Most major General Fund revenue sources have outperformed expectations in recent months. Among non-General Fund sources, lottery sales have been lower than expected due to COVID-related closures, but are now setting sales records as vendors come back online.

Personal Income Tax

Personal income tax collections have far outstripped expectations since the March 2021 forecast. After taking an initial dip when the pandemic arrived, withholdings of personal income taxes are posting double-digit growth rates. Most withholdings are related to labor and retirement income, making their performance somewhat surprising given Oregon has lost seven percent of its jobs. The fact that job losses have disproportionately impacted low-wage workers has played a part in muting the overall drag on withholdings.

Going forward, the performance of asset market prices and business income will be key to whether personal income tax revenues continue to grow. A wide range of businesses (S-corps, partnerships, sole proprietorships, etc.) pay taxes through personal tax returns. Firms in many of the industries most impacted by COVID and public health restrictions belong in this category, with the vast majority filing taxes as pass through entities. Income losses have certainly occurred in some of these industries (e.g. office leasing, entertainment, hospitality, dental offices, etc). However, these losses are likely being overwhelmed by gains in other sectors since overall income reported on tax returns has surprisingly remained strong.

Along with business and rental income, taxable investment income also can collapse during recessions. Last time, Oregon lost well over $1 billion in revenue related to such nonwage sources of personal income. While it is hard to shake the memories from the past two recessions when stock market crashes led taxable dividends and capital gains to evaporate, not all recessions bring with them major market crashes. Prior to 2001 it was not the norm for nonwage income to play such a large role in overall revenue growth, and income tax-dependent states did not exhibit the same kind of wild revenue swings that we have become accustomed to since. This is in part due to Oregon’s income taxes becoming more progressive (i.e. higher rates for higher income filers). The more investment type income there is relative to wages, the higher average tax rates become. Asset markets likely still need to price in the damage done to key industries during the current recession, but with luck this could turn out to be a gradual process.

Potential tax law changes at the federal level are muddying the outlook for capital gains. Anecdotally, investors have been pulling forward capital gains and business income in anticipation of federal tax increases. As a result, some of the growth in 2020 is assumed to be temporary. Longer term, the imposition of a capital gains tax in neighboring Washington could lead to larger realizations locally.

Corporate Excise Tax

Corporate excise tax collections have yet to weaken at all. After a temporary drop at the beginning of the recession, corporate tax collections immediately bounced back and continue to set new records. This stands in stark contrast to the last two recessions when corporate tax collections were cut in half.

The strong performance of corporate taxes is particularly surprising given that they were expected to come back down to earth before the recession began. Corporate collections are now double what they were just a few years ago. While some of this increase likely reflects a permanent increase in the tax base, a significant amount of the growth was expected to be temporary, including the realization of repatriated foreign income associated with federal tax reforms. The subtraction for taxes paid under Oregon’s new Corporate Activity Tax was also expected to reduce collections.

Given that large swings in profitability are the norm, the outlook for corporate excise taxes in the 2021-23 budget period is a cautious one. Labor and supply costs are rising, and firms have been saving on business travel and office space during the pandemic. Collections are likely to take a step back over the next biennium.

Other Sources of Revenue

Non-personal and non-corporate revenues in the General Fund usually account for approximately 6 or 7 percent of the total. The largest such source are estate taxes, followed by liquor revenues, and judicial revenues.

Combined all of these other sources of revenue have been revised up by $27.3 million (+1.6%) relative to the previous forecast for 2019-21. These revenues are raised $39.2 million (+3.1%) in 2021-23 and $81.4 million (+6.0%) in 2023-25.

These upward revisions are driven by increases in the outlook for estate tax collections. Actual revenues in recent months continue to track above expectations, and the underlying outlook for asset markets has been raised as well. While not explicitly factored in the forecast, we know the overall number of deaths in Oregon has increased during the pandemic, potentially leading to more estates subject to the tax.

One known risk to the outlook would be any potential changes at the federal level. Currently the estate tax threshold nationally is as high as it has ever been. Our office’s advisors indicate their clients typically set their gifts and inheritance in such a way to avoid federal taxes.

Should the federal threshold be lowered, and households follow a similar pattern of estate planning, this could ultimately reduce the amount of estate tax Oregon collects as the actual size of the estates may be lower.

While first incorporated two forecasts, the impact from the passage of Measure 108 at the ballot box last year raises the total amount of tobacco tax revenue the state collects. However, given the expected decline in the total number of packs sold, the General Fund portion of the cigarette taxes will likewise decline in the years ahead.

Of note is Oregon’s cigarette taxes at $3.33 per pack are now higher than Washington’s at $3.03 per pack, leaving to the side the impact of Washington’s retail sales tax. Historically the border tax effect between the states has been very real. The relative price changes when each state adjusts tax policy have driven short-term tobacco sales trends in each state as well. If historical patterns hold, expectations are that sales in Oregon will drop noticeably this year, while they will likely hold steady, or at least decline more slowly in Washington. With such a large change in the taxes going into effect in January, time will tell the exact impact on consumer behavior in each state.

Measure 108 also increased other tobacco taxes by increasing the maximum tax levied on cigars from $0.50 to $1.00 each, and established a new tax on inhalant delivery devices (e-cigarettes).

Extended General Fund Outlook

Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

Tax Law Assumptions

The revenue forecast is based on existing law, including measures and actions signed into law during the 2019 Oregon Legislative Session. OEA makes routine adjustments to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Although based on current law, many of the tax policies that impact the revenue forecast are not set in stone. In particular, sunset dates for many large tax credits have been scheduled. As credits are allowed to disappear, considerable support is lent to the revenue outlook in the outer years of the forecast. To the extent that tax credits are extended and not allowed to expire when their sunset dates arrive, the outlook for revenue growth will be reduced. The current forecast relies on estimates taken from the Oregon Department of

Revenue’s 2019--21 Tax Expenditure Report together with more timely updates produced by the Legislative Revenue Office.

General Fund Alternative Scenarios

The latest revenue forecast for the current biennium represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection.

If the recovery were to take a step back next year as called for in the pessimistic scenario, revenues in the 2021-23 biennium would be reduced by $1.5 billion. If the recovery gets up to speed quickly as called for in the optimistic scenario, revenues in the 2021-23 biennium would be increased by $576 million.

Corporate Activity Tax

HB 3427 (2019) created a new state revenue source by implementing a corporate activity tax (CAT) that went into effect January 2020. Projected gross revenues equal $1.64 billion for 2019-21 and $2.29 billion in 2021-23, up modestly from the previous forecast. The revision is due to higher-than-anticipated collections for the fourth quarterly estimated payment, which was due on January 31st.

These revenues are dedicated to spending on education. The legislation also included personal income tax rate reductions, reducing General Fund revenues. The net impact of HB 3427 was designed to generate approximately $1 billion per year in new state resources, or $2 billion per biennium.

In terms the macroeconomic effects of a major new tax, the Office of Economic Analysis starts with the Legislative Revenue Office’s (LRO) impact statement and any Oregon Tax Incidence Model (OTIM) results LRO found. At the top line, OTIM results find minimal macroeconomic impacts across Oregon due to the new tax. Personal income, employment, population, investment and the like are less than one-tenth of a percent different under the new tax relative to the baseline. The model results also show that price levels (inflation) will increase above the baseline as some of the CAT is pushed forward onto consumers. Of course these top line, statewide numbers mask the varying experiences that individual firms and different industries will experience. There are likely to be some businesses or sectors that experience large impacts from the CAT, or where pyramiding increases prices to a larger degree, while other businesses or sectors see relatively few impacts.

Lottery Earnings

Usually our office uses the economic outlook to inform the lottery sales forecast. During the pandemic the opposite is true. The strong rebound in video lottery sales when players are allowed to play is the best real-time indicator we have on consumer spending and whether consumers would be hesitant to resume previously restricted activities. We know households have strong finances today. And evidenced by the record-setting video lottery sales in recent months, the outlook for not just video lottery but the overall economy brightens. Pent-up demand is very real and expected to drive overall growth in the months ahead.

These patterns are seen across the country, although Oregon sales are outperforming many of the other markets our office tracks.

The upshot is lottery transfers are revised higher over the entire forecast horizon by roughly 2 percent. However the largest changes are seen to the upcoming 2021-23 biennium.

Specifically, lottery transfers in 2021-23 are raised $93.6 million (+6.0%) relative to the previous forecast. Total lottery transfers in 2021-23 are not 2.4% above pre-pandemic expectations. This is largely for two reasons.

First, the record-setting sales seen in recent weeks are not actually 2019-21 revenues. The transfer of revenues into the economic development fund (aka the Lottery Fund) will not occur until next quarter, which is in the 2021-23 biennium.

Second, the current forecast removes any and all hesitancy on the part of consumers, for obvious reasons. In keeping with the fundamental economic outlook which shows no permanent damage from the recession, the underlying video lottery sales forecast also shows no differences with pre-pandemic expectations. Clearly the path from a year ago to today required traversing two canyons of closures, but the long-run outlook remains intact.

Risks to the outlook abound. To the upside, pent-up demand may last longer than anticipated. The baseline calls for sales to taper through the summer but builds in no real long-term boost to video. This forecast is based on the underlying forecast of personal income, which includes the large, temporary boosts from direct federal aid. As such, incomes slow in the months ahead, although they remain above pre-pandemic levels. To the extent the overall player base for Lottery has increased, or players have permanently adjusted their budgets, then sales may continue to come in above expectations.

To the downside, there is the possibility the pandemic worsens again, leading to more stringent public health policies, or fearful consumers. On a more modest scale, downside risks to the lottery outlook include consumers choosing to allocate their entertainment dollars elsewhere as the economy reopens. This could be on going out to eat with friends, on vacations, to sporting events, or even trips to gaming destinations like Las Vegas. The end result of any of these possibilities is that even as incomes and spending are rising, the amount spent on Oregon Lottery games may not rise as quickly.

Lottery Outlook and Distributions

Big picture issues to watch include broader national trends in gaming markets, demographic preferences for recreational activities, and to what extent consumers decrease the share of their incomes spent on gaming. Up until the past couple of years, consumers had remained cautious with their disposable income. Increases in spending on gaming had largely matched income growth.

Over the long run our office expects increased competition for household entertainment dollars, increased competition within the gaming industry, and potentially shifts in generational preferences and tastes when it comes to gaming. As such, our outlook for video lottery sales is continued growth, however at a rate that is slightly slower than overall personal income growth. Lottery sales will continue to increase as Oregon’s population and economy grows, however video lottery sales will likely be a slightly smaller slice of the overall pie.

Budgetary Reserves

The state currently administers two general reserve accounts, the Oregon Rainy Day Fund (ORDF) and the Education Stability Fund (ESF). This section updates balances and recalculates the outlook for these funds based on the May revenue forecast.

As of this forecast the two reserve funds currently total a combined $1.3 billion. At the end of the current 2019--21 biennium, they will total $1.38 billion. As part of the budget rebalancing during the second special session of 2020, the Legislature passed HB 4303 which included a $400 million withdrawal from the

Education Stability Fund. This withdrawal occurred in March 2021. Including the currently projected $2.82 billion ending balance in the General Fund, the total effective reserves at the end of the current 2019-21 biennium are projected to be $4.20 billion.

The forecast for the ORDF includes two deposits for this biennium relating to the General Fund ending balance from the previous biennium (2017-19). A deposit of $198.3 million was made in early 2020 after the accountants closed the books. Additionally a $74.7 million deposit relating to the increased corporate taxes from Measure 67 is expected at the end of the biennium in June 2021. This exact transfer amount is subject to some revision as corporate filings are processed, however the transfer itself will occur. At the end of 2019-21 the ORDF will total $962.2 million.

Looking ahead to the 2021-23 biennium, the ORDF is expected to receive two transfers as well. This includes a projected $226.4 million related to the General Fund ending balance from 2019-21, and $56.0 million related to the increase in corporate taxes. The ORDF is not projected to hit its cap until FY2029.

The ESF will not receive any more deposits in the current 2019-21 biennium. Looking forward, the ESF is projected to receive $267.5 million in deposits during the upcoming 2021-23 biennium based on the new, upwardly revised Lottery outlook. At the end of 2021-23 the ESF will stand at $681.9 million. The ESF is not projected to hit its cap until FY2027, when the deposits will then accrue to the Capital Matching Account.

Together, the ORDF and ESF are projected to have a combined balance of $1.38 billion at the close of the 2019--21 biennium, or 6.0 percent of current revenues. At the close of 2021-23 the combined balance will be $1.94 billion, or 8.3 percent of revenues. Such levels of reserve balances are larger than Oregon has been able to accumulate in past cycles.

Recreational Marijuana Tax Collections

Over the winter, recreational marijuana sales closely tracked expectations. However, sales in recent months have strengthen further, setting new records, even as the outlook expected sales to taper somewhat as more entertainment options reopened and employees began to return to the office. It remains an open question just how much of the recent strength in sales is due to the recovery rebates issued in March boosting all types of consumer spending, versus broader increases in the demand for recreational marijuana.

Ultimately that is the key question mark for the outlook. Just how much will demand for recreational marijuana increase in the years ahead? According to recent surveys, the share of adults willing to admit to federal surveys that they use marijuana on a regular basis has stalled out at around 20 percent. This is an undercount given marijuana remains a Schedule I drug at the federal level. However to the extent it is indicative of marijuana usage reaching its saturation point, then that means sales growth with slow in the years ahead. Without an increase in the overall customer base, increased sales will need to come the existing consumers, or additional black or medical market conversions.

The new forecast makes a few changes to the outlook. First, near-term sales are expected to remain elevated due to the ongoing pandemic, strong household finances, and an economy with entertainment options that are not fully reopened. Second, sales are expected to taper in the fall as all of these temporary issues fade.

Third, the longer-run outlook is increased but maybe not for the reasons you may think. Previous forecasts called for relatively minimal growth in the years ahead as the recreational market matured. While that assumption fundamentally remains the same – the outlook does not build in any large increases in usage rates or increases in the customer base – growth is raised due to the underlying gains in the economy. Previous forecasts implicitly assumed some combination of sales declining as a share of income, and recreational prices would continue to decline.

The updated forecast includes longer-run growth rates that are more closely tied to our office’s personal income outlook. As such the outlook includes a growing population and wage gains as key drivers of recreational marijuana sales in the years ahead.

The bottom line impact is available recreational marijuana revenues are increased. During the current 2019-21 biennium, resources are raised $2.4 million however larger gains are expected in the out years. 2021-23 resources are increased $20.9 million (+6.3%), while 2023-35 resources are raised $31.3 million (+9.0%).

POPULATION AND DEMOGRAPHIC OUTLOOK

Population and Demographic Summary

Oregon’s resident population count on April 1, 2020 was 4,237,256. This is from the newly released decennial census data administered by the U.S. Census Bureau. During the past decade, Oregon gained 406,182 residents or 10.6 percent. The gain was substantial enough that yielded one additional congressional seat for the state. Oregon will have a total of six members in the House of Representatives. We have been predicting this rare gain. This is rare because only five states gained one additional seat each and Texas gained two seats.

In Historical context, Oregon’s population growth between 2010 and 2020 censuses was the second lowest since the first census count in Oregon in 1850. The lowest growth rate was recorded between the 1980 and 1990 censuses, a decade characterized by a major recession. Oregon’s population increased by 441 percent in a century. The gain of 406,182 persons in the last decade alone was nearly the same as the total population count of Oregon in the year 1900 when state’s population was 403,536. Oregon’s population growth of 10.6 percent in the last decade was 11th highest in the nation, excluding Washington D.C. Still, our growth rate for the decade lagged behind all our neighboring states, except California. The prior decade between 2000 and 2010, Oregon’s population growth rate ranked 18th highest in the nation when Oregon was hit hard by the double recessions during the decade. As a result of such economic downturn during the Great Recession and sluggish recovery that followed, Oregon’s population increased at a slow pace between 2000 and 2010 decade. However, Oregon’s population was showing moderately strong growth as a consequence of state’s strong economic recovery. The current COVID-19 pandemic has caused dire economic and employment situations and has caused slow population growth. The population growth is expected to rebound after 2021. Based on the current forecast, Oregon’s population is expected to reach 4.531 million in the year 2029 with an annual rate of growth of 0.74 percent between 2020 and 2029. The projected population of 2029 is 80,700 less than our March 2020 forecast. The lower projection is due to the lingering COVID-19 effect resulting in higher deaths, lower births, and fewer net-migration, and 2020 Census count coming lower than expected based on the estimates by Population Research Center, Portland State University.

Oregon’s economic condition heavily influences the state’s population growth. Its economy determines the ability to retain existing work force as well as attract job seekers from national and international labor market. As Oregon’s total fertility rate remains well below the replacement level and number of deaths continue to rise due to aging population, long-term growth comes mainly from net in-migration. The COVID-19 pandemic has left noticeable impact on demographic processes. Due to the declining births and rising deaths, we were expecting natural increase (births minus deaths) to turn negative after the year 2025. However, as a COVID effect Oregon’s natural increase has already turned negative.

Even during this pandemic, Oregon has gained people through net-migration as the worker are able to work from home in many sectors. Working-age adults come to Oregon as long as we have favorable economic conditions and offers better quality of life. During the 1980s, which included a major recession and a net loss of population during the early years, net migration contributed to 22 percent of the population change. On the other extreme, net migration accounted for 76 percent of the population change during the booming economy of early 1990s. This share of migration to population change declined to 32 percent in 2010 as a result of economic recession, lowest since early 1980s when we actually had negative net migration for several years. As a sign of slow to modest economic gain and declining natural increase (births minus deaths), the ratio of net migration-to-population change has registered at 91 percent in 2020. As a result of sudden rise in the number of deaths and fall in the number of births due to the COVID-19 pandemic, the natural increase will turn negative beyond the year 2020 through 2029 and beyond. So, in the future, all of Oregon’s population growth and more will come from the net migration due to the combination of continued positive net migration, well below replacement level fertility, and the rise in the number of deaths associated with the increase in the elderly population. Thus, migration will be solely responsible for Oregon’s population growth.

Age structure and its change affect employment, state revenue, and expenditure as the demand for services varies by age groups. Demographics are the major budget drivers, which are modified by policy choices on service coverage and delivery. Births, deaths, and migration history of 100 years do impact the current age-sex structure. Growth in many age groups will show the effects of the baby-boom and their echo generations during the forecast period of 2020-2029. It will also reflect demographics impacted by the depression era birth cohort combined with changing migration of working age population and elderly retirees through history. After a period of relatively slow growth during the 1990s and early 2000s, the elderly population (65+) has picked up a faster pace of growth since 2005. This population group will maintain the high growth as the second half of the baby-boom generation continue to enter this age group combined with the attrition of small depression era cohort due to death. This age cohort, however, has hit the plateau of high growth rates exceeding 4 percent annually between 2011 and 2019. The group will experience continued high but diminishing rate of growth. The average annual growth of the elderly population will be 2.5 percent during the 2020-2029 forecast period. Different age groups among the elderly population show quite varied and fascinating growth trends. The youngest elderly (aged 65-74), which has been growing at an extremely fast pace in the recent past averaging 5 percent annually between 2010 and 2020 due to the direct impact of the baby-boom generation entering and smaller pre-baby boom cohort exiting this 65-74 age group. This fast paced growth rate will taper off to negative growth by the end of the forecast period as a sign of the end of the baby-boom generation transitioning to elderly age group. This high growth transitioning into a net loss of this youngest elderly population result in 0.8 percent annual average growth rate in the next nine years. The next older generation of population aged 75-84 has seen reversal of several years of slow growth and a period of shrinking years. The elderly aged 75-84 started to show a positive growth as the effect of depression era birth-cohort has dissipated. An unprecedented fast pace of growth of population in this age group has started as the baby-boom generation is starting to mature from the youngest elderly into this 75-84 age group. Annual growth rate during the forecast period of 2020-2029 is expected to be unusually high 5.3 percent. After a period of slow growth, the oldest elderly (aged 85+) will continue to grow at a strong rate but steadily gaining growth momentum due to the combination of cohort change, continued positive net migration, and improving longevity. The average annual rate of growth for this oldest elderly over the forecast horizon will be 3.3 percent. An unprecedented growth in oldest elderly will commence near the end of the forecast horizon as the fast growing 75-84 age group population transition into this oldest elderly age cohort. As a sign of massive demographic structural change of Oregon’s population, starting in 2023 the number of elderly population will exceed the number of children under the age of 18. To illustrate the contrast, in 1980 elderly population numbered less than half of the number of children in Oregon.

The oldest working age population aged 45-64 also has seen the dramatic demographic impact as the baby-boom generation matures out of oldest working-age cohort which is replaced by smaller baby-bust cohort or Gen X. As the effect of this demographic transition combined with slowing net migration, the once fast-paced growth of population aged 45-64 has gradually tapered off to below zero percent rate of growth by 2012 and has remained and will remain at slow or below zero growth phase for several years. The size of this older working-age population will see only a small increase by the end of the forecast period. The younger working- age population of 25-44 age group has recovered from several years of declining and slow growing trend. The decline was mainly due to the exiting baby-boom cohort. This age group has seen positive but slow growth starting in the year 2004 and has gained steam since 2013. This group will increase by 0.9 percent annual average rate during the forecast horizon mainly because of the exiting smaller birth (baby-bust) cohort being replaced by larger baby-boom echo cohort. The young adult population (aged 18-24) will remain nearly unchanged over the forecast period. Although the slow or stagnant growth of college-age population (age 18-24), in general, tend to ease the pressure on public spending on higher education, but college enrollment typically goes up during the time of very competitive job market, high unemployment, and scarcity of well-paying jobs when even the older people flock back to colleges to better position themselves in a tough job market. The growth in K-12 population (aged 5-17) has been very slow or negative in the past and is expected to decline through the forecast years. This will translate into slow growth or even decline in the school enrollments. On average for the forecast period, this school-age population will actually decline by -0.7 percent annually. The growth rate for children under the age of five has remained near or below zero percent in the recent past and will continue to decline due to the sharp decline in the number of births. Although the number of children under the age of five declined in the recent years, the demand for child care services and pre-Kindergarten program will be additionally determined by the labor force participation and poverty rates of the parents.

Overall, elderly population over age 65 will increase rapidly whereas the number of children will actually decline over the forecast horizon. The number of working-age adults in general will show slow growth during the forecast horizon. Hence, based solely on demographics of Oregon, demand for public services geared towards children and young adults will likely to decline or increase only at a slower pace, whereas demand for elderly care and services will increase rapidly.

Procedure and Assumptions

Population forecasts by age and sex are developed using the cohort-component projection procedure. The population by single year of age and sex is projected based on the specific assumptions of vital events and migrations. Oregon’s estimated population of July 1, 2020 based on the most recent decennial census is the base for the forecast. To explain the cohort-component projection procedure very briefly, the forecasting model "survives" the initial population distribution by age and sex to the next age-sex category in the following year, and then applies age-sex-specific birth and migration rates to the mid-period population. Further iterations subject the in-and-out migrants to the same mortality and fertility rates.

The U.S. Census Bureau just released apportionment and resident population count of April 1, 2020 for the states. This is the crucial information as the base for all future postcensal population estimates and projections. Also, this 2020 census population is used to determine the error of closure, which is the difference between the actual census enumeration and the estimate based on the previous census of 2010. Again, the error of closure is used to correct and adjust all previous annual postcensal estimates for the time between 2010 and 2020. Since the Bureau has released only the total population, OEA has estimated only the total intercensal population for Oregon based on 2010 and 2020 census counts and postcensal estimates of Population Research Center, Portland State University. Once the Bureau releases age-sex detail of the census population, OEA will produce readjusted intercensal estimates by age and sex for each of the years from 2011 through 2020. The numbers of births and deaths through 2020 are from Oregon's Center for Health Statistics. All other numbers and age-sex detail are generated by OEA.

Annual numbers of births are determined from the age-specific fertility rates projected based on Oregon's past trends and past and projected national trends. Oregon's total fertility rate is assumed to be 1.4 per woman in 2020 and this rate is projected to remain at similar level through the forecast period which is well below the replacement level of 2.1 children per woman. Oregon’s fertility level is tracking below the national level.

Life Table survival rates are developed for the year 2010 and a new life table for 2020 will be developed when all necessary data becomes available. Male and female life expectancies for the 2010-2029 period are projected based on the past three decades of trends and national projected life expectancies. Gradual improvements in life expectancies are expected over the forecast period. At the same time, the difference between the male and female life expectancies will continue to shrink. The male life expectancy at births of 77.4 and the female life expectancy of 81.8 in 2010 are projected to improve to 79.4 years for males and 83.5 years for females by the year 2029. Life expectancy at birth declined during the current pandemic. However, it is expected to recover after 2021.

Estimates and forecasts of the number of net migrations are based on the residuals from the difference between population change and natural increase (births minus deaths) in a given forecast period. The migration forecasting model uses Oregon’s employment, unemployment rates, income/wage data from Oregon and neighboring states, and past trends. Distribution of migrants by age and sex is based on detailed data from the American Community Survey. In the recent past, slowdown in Oregon’s economy resulted in smaller net migration and slow population growth. Estimated population growth and net migration rates in 2010 and 2011 were the lowest in over two decades. Migration is intrinsically related to economy and employment situation of the state. Still, high unemployment and job loss in the recent past have impacted net migration and population growth, but not to the extent in the early 1980s. Main reason for this is the fact that other states of potential destination for Oregon out-migrants were not faring any better either, limiting the potential destination choices. The role of net migration in Oregon’s population growth will get more prominence as the natural increase has begun to turn negative. The increasing excess of deaths over births will continue due to the rapid increase in the number of deaths associated with the aging population and decline in the number of births largely due to the decline in fertility rate associated with life-style choices. Such a trend was expected, but the COVID-19 has hastened the process. The annual net migration is expected to be low in the short run due to the COVID-19 effect. However, the migration is expected to recover after 2021. Between 2020 and 2029 net migration is expected to be in the range of 16,866 to 38723, averaging 33,450 persons annually.

INITIATIVE PETITIONS, LEGISLATIVE REFERRALS AND REFERENDUM PETITIONS

Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements.  Because many proposed initiative measures     are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot.

Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Requirements for Proposed Initiative Measures to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State.  Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact. Historically, a larger number of initiative measures have qualified for the ballot than have been approved by the electors.

Legislative Referrals and Referendum Petitions

The Legislative Assembly may refer constitutional amendments or statutory changes to the Oregon voters for their approval. In addition, within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

PENSION AND POST EMPLOYMENT BENEFITS

The State is one of many participants in the statewide Oregon Public Employees’ Retirement System (“PERS” or “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one  provided  by  the State’s  Public  Employees’  Benefit  Board  (“PEBB”)).  Most public employers in Oregon, including State government employers, participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

Funding Levels. Milliman released its valuation report for the System as of December 31, 2019 (the “2019 System Valuation”) in September 2020, and the State’s individual valuation report as of December

31, 2019 (the “2019 State Valuation”) in October 2020. The following table provides summary information and a comparison of the System and State funding levels.

The funded status of the System and of the State as reported by Milliman will change over time depending on a variety of factors, including the market performance of the securities in which the Oregon Public Employees’ Retirement Fund is invested, future changes in compensation and benefits of covered employees, demographic characteristics of members, methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS, and other actions taken by the PERS Board and the Legislative Assembly.

As reflected in its Comprehensive Annual Financial Report for the fiscal year ended June 30, 2020, and in accordance with applicable standards issued by the Governmental Accounting Standards Board (“GASB”), the State, excluding component units, reported a net pension liability of $3.9 billion and recognized pension expenses of $1 billion. The net pension liability was measured as of June 30, 2019 based on an actuarial valuation as of December 31, 2017.

Employer Contribution Rates. The State’s current 2019-21 employer contribution rates are as follows: Tier 1/Tier 2 22.24%, OPSRP General Service 14.75% and OPSRP Police and Fire 19.38%. The State’s employer contribution rates for the 2021-23 biennium are based on the State’s 2019 State Valuation, which are as follows: Tier 1/Tier 2 22.36%, OPSRP General Service 17.29% and OPSRP Police and Fire 21.65%.

PERS Developments

2019 PERS Changes. During the 2019 Legislative Session, the Legislative Assembly passed Senate Bill 1049 (“SB 1049”), which contains provisions to address funding of the System. Some of the changes include: redirecting a portion of certain member contributions to fund a defined benefit plan if the System funded status is less than 90 percent funded, one-time re-amortization of the 2019 Tier 1/Tier 2 UAL from 20 to 22 years, work after retirement provisions, and limitations on an employee’s salary for any given calendar year which factors into the calculation of benefits at retirement. Re-amortization of the 2019 Tier 1/Tier 2 UAL is expected to extend the retirement of the UAL to the 2041-43 biennium.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions.  In 2019 the Legislature passed SB 1049, which made several changes to PERS benefits going forward. Effective July 1, 2020, a portion of most members’ 6%-of-salary contribution to their IAP is being redirected to an Employee Pension Stability Account (EPSA). Each member’s EPSA will help fund their defined benefits provided under T1/T2 and OPSRP. For T1/T2 members, the redirected amount is 2.5 percent of salary; for OPSRP members, the amount is 0.75 percent of salary.

System Pension Plan Asset and Liabilities Valuations

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. The current PERS actuary is Milliman, Inc. (“Milliman”). Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates.  Valuations are released approximately one year after the valuation date. The most recent valuation report for the System is as of December 31, 2018 (the “2018 System Valuation Report”).

The System Valuations include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the “State and Local Government Rate Pool” or “SLGRP”). Because OPSRP’s assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.

The PERS actuary releases the State’s individual valuation reports near the end of each calendar year. These annual valuation reports provide the State’s portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State’s proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date. An employer’s unfunded actuarial liability (“UAL”) is the excess of the actuarially determined present value of the employer’s benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.

Each year at the December PERS Board meeting, the actuary presents results of long-term, financial modeling using a Monte Carlo simulation with then-current asset allocations. The possible outcomes of such financial modeling are used, in part, by the PERS Board to inform its decisions on the adoption of certain actuarial methods and assumptions.

The Oregon State Treasurer is the investment officer for the State of Oregon. Investment standards are established in ORS 293.726 and require funds to be managed as a prudent investor would do. The Oregon Investment Council (“OIC”) establishes policies for the investment and reinvestment of moneys in PERS investment funds. Policies are established based on the primary investment asset class of each investment manager. The OIC has approved the following asset classes for the OPERF:  Oregon Short-Term Fund  (for cash balance), Fixed Income, Real Estate, Public and Private Equities, and Alternative Investments. In addition, OPERF invests in the Opportunity Portfolio, which may be populated with investment approaches across a wide range of investment opportunities with no limitation as to asset classes or strategies. The target investment portfolio mix at market value was revised at the OIC meeting of April 24, 2019, to 32.5 percent global equity, 17.5 percent private equity, 20 percent fixed income, 12.5 percent real estate, 7.5 percent alternatives – illiquid, 7.5 percent alternatives – diversifying strategies, and 2.5 percent risk parity.  These percentages provide guidance on asset allocation and may vary with changes in valuation or at the discretion of the OIC in consideration of the OPERF investment policy.

The funded status of the pension programs will change depending on the market performance of the securities that OPERF is invested in, future changes in compensation and benefits of covered employees,

demographic characteristics of members and methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS. Additionally, the market value of the investments held in OPERF is determined using various sources.

State Pension Plan Asset and Liabilities

For the T1/T2 Pension Programs, the State’s portion of PERS’ assets and liabilities are based upon the State’s proportionate share of the SLGRP’s covered payroll (as of December 31, 2019, approximately 51.13 percent) and reflects proceeds from the State pension bonds issued in October 2003 in the aggregate principal amount of $2.1 billion (the “State Pension Bonds”). For OPSRP, the State’s proportionate share is based upon the State’s share of total System covered payroll (as of December 31, 2019, approximately 30.80 percent). The State’s proportionate liability may increase if other participants fail to pay their full employer contributions.

State Employer Contribution Rates

At the end of each odd-numbered year, actuarial valuations determine the employer contribution rates that are officially set by the PERS Board. Pursuant to Oregon Revised Statutes 238.225, all employers participating in PERS are required to make their contribution to PERS based on the employer contribution rates set by the PERS Board. Due to the contribution rate stabilization method (“Rate Collar”), the PERS Board-approved employer contribution rates for some employers, including the State, are currently less than the actuarially required contribution (ARC). The Rate Collar is an actuarially sound methodology that stabilizes contribution rates by spreading large rate increases over multiple biennia.

Changes in Financial Reporting for Pension Plans

The Governmental Accounting Standards Board (GASB) adopted new pension accounting standards effective for the June 30, 2014 fiscal year, which differed from historical methodologies used by the State for funding purposes and those used to represent funded status. Among the changes to the GASB standards are the inclusion of pension liabilities on a government’s balance sheet; mark to market valuation of assets; lower actuarial discount rates; and the recognition of differences between expected and actual demographic and investment experience are recognized incrementally over a closed period when reporting annual employer pension expense. The new accounting standards affect financial reporting but do not require changes to funding policies.  GASB required disclosures appear annually in the CAFR.

Total and Net Pension (Asset)/Liability

Beginning with the fiscal year ended June 30, 2014, the PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to pension plans. Beginning with the fiscal year ended June 30, 2015, the State began reporting financial information in conformity with the new accounting and financial reporting requirements applicable to employers who participate in pension plans, which significantly changed the way pension liabilities are reported in their CAFRs by states and local governments. As a result of these changes, the State reports its Net Pension (Asset)/Liability based upon the State’s proportionate share of the PERS system-wide Net Pension (Asset)/Liability.

Other Post-Employment Benefits (OPEB)

In addition to pension benefits provided through PERS, the State provides healthcare benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB. Approximately 44,600 retirees receive healthcare benefits through PERS health insurance programs and approximately 1,066 retirees receive healthcare benefits through PEBB.

As reflected in its Comprehensive Annual Financial Report for the fiscal year ended June 30, 2020, and in accordance with applicable standards issued by the GASB, the State, excluding component units, reported a net OPEB asset of $44.1 million for the RHIA plan and a net OPEB liability of $19.5 million for the RHIPA plan. The net OPEB asset and liability were measured as of June 30, 2019 based on an actuarial valuation as of December 31, 2017. For the PEBB plan, the State, excluding component units, reported a total OPEB liability of $108.3 million, which was measured as of June 30, 2020 based on an actuarial valuation as of July 1, 2019

PERS-Sponsored Retirement Health Insurance Account Plan (“RHIA”)

Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2019-21 biennium was 0.18 percent of payroll and was a component of the estimated State blended employer contribution rate of 17.06 percent for the 2019-21 biennium. As of December 31, 2019, the RHIA program has an unfunded actuarial liability of approximately $(240.3) million representing a funded ratio of approximately 159.5 percent, of which $(71.9) million is allocable to the State.

PERS-Sponsored Retiree Health Insurance Premium Account Plan (“RHIPA”)

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA program for the 2019-21 biennium was 0.27 percent of payroll and was a component of the estimated State blended employer contribution rate of 17.06 percent for the 2019-21 biennium. As of December 31, 2019, the RHIPA program had an unfunded actuarial liability of approximately $7.4 million, representing a funded ratio of approximately 87.5 percent, all of which is allocable to the State.

Net OPEB (Asset)/Liability

Beginning with the fiscal year ended June 30, 2017, PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to other postemployment benefit (OPEB) plans. Beginning with the fiscal year ended June 30, 2018, the State began reporting financial information in conformity with new accounting and financial reporting requirements applicable to employers who participate in OPEB plans, which significantly changed the way OPEB liabilities are reported by states and local governments in their annual financial reports. The new accounting standards affect financial reporting, but do not require changes to funding policies.

PEBB Retiree Health Insurance Benefit Plan

In addition to the explicit pension and healthcare benefits provided to retired State employees through PERS, the State provides an implicit rate subsidy for healthcare benefits (medical, vision and dental) through PEBB to approximately 1,066 retirees (as of June 30, 2020) who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. This PEBB’s rate subsidy is considered a State obligation for accounting purposes to comply with OPEB standards (GASB 75). The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees to purchase healthcare through the PEBB at the same premium amount as active employees.

The Oregon Health Authority prepared an actuarial valuation for PEBB as of July 1, 2019 for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method. Significant assumptions used in the actuarial valuation include projected payroll growth of 3.5 percent and inflation of 2.5 percent. Under GASB 75, pay-as-you-go plans must use a discount rate that reflects a yield or index rate for 20-year tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher. The discount rate assumed for the June 30, 2020 reporting date of 2.21 percent reflects the Bond Buyer 20-Year General Obligation Bond Index. The valuation uses a healthcare cost inflation adjustment of 3.4 percent, pursuant to ORS 243.135(8). There is no contractual obligation for this pooled healthcare program, but it is being calculated in the valuation and reported in the State’s financial statements to comply with GASB standards applicable to OPEB.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bond bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bond bill.

The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bond bill.

Prior to the issuance of bonds, agencies typically submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor’s recommended budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects ($1,000,000 or more). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the capital construction bill.

Authorization

The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.
As part of its mandate under ORS 286A.255 to inform state officials about the amount of debt the State can prudently incur, the State Debt Policy Advisory Commission (“SDPAC”) issues an annual report for consideration by the Legislative Assembly in connection with the development of the biennial “bond bill” required under ORS 286A.035. The report must include the total amount of outstanding bonds for the most recently concluded fiscal year, a forecast for at least the next six years of the State’s borrowing capacity targets by repayment source consistent with the most recently published Forecast and a calculation of the State’s net remaining borrowing capacity by repayment source.
In response to the financial impacts of the COVID-19 pandemic on the State, and in particular the Lottery program, SDPAC has issued quarterly reports with respect to prudent levels of future debt to address the revenue impacts of the pandemic. SDPAC is not required by law to hold quarterly meetings or issue quarterly reports, and the State anticipates that SDPAC will discontinue this practice as the financial effects of the pandemic abate.

General Obligation Bonds

The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State’s general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.

There are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, many of the programs are fully self-supporting from program or other revenue streams.

The following active general obligation bond programs are primarily supported by the State’s General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. Additionally, the Oregon Constitution authorizes the State to incur indebtedness to provide grants to school districts through the Department of Education to assist in financing capital costs of school districts.

The following general obligation bond programs are either partially or fully self-supporting: Veterans’ Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds.

In addition to the general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon’s common or union high school districts, education service districts or community college districts.  As of January 1, 2020, the State guarantees outstanding school district bonds of approximately $9.3 billion under this program and has not issued any bonds under this authorization.

Tax Anticipation Notes

ORS 286A.045 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (TANs). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State’s repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under Article XI-Q of the Oregon Constitution, the State has used Certificate of Participation authority on a more limited basis.

Direct Revenue Bonds

State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting, and has no general obligation backing from the State. The Legislative

Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.

The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Housing Revenue Bonds.

Conduit Revenue Bonds

The State has three authorized and active conduit or “pass-through” revenue bond programs consisting of the Oregon Facilities Authority program, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit.

Claims Against the State of Oregon Exceeding $200 Million

Forest Management Rules Challenge

On March 10, 2016, Linn County filed a complaint for a class action lawsuit against the State regarding the rules under which timber is harvested on State forest lands. The county claims that actions taken under a 1998 rule adopted by the State’s Department of Forestry breaches statutory contracts between the State and the counties under which the State received donations of forest lands from the counties. The State has managed the lands pursuant to forest management plans that the counties allege have reduced the revenues paid to counties because of conservation measures. On behalf of the class, the county seeks to recover lost revenues of approximately $528.6 million since 2001 and future damages of $881 million. The class on whose behalf the county has filed suit consists of approximately 14 counties and 130 government taxing districts that share or receive revenues from the State forest lands. The case was tried in October 2019 and resulted in a jury verdict of approximately $1.1 billion against the State. Judgment was entered against the State on March 6, 2020. A supplemental judgment was entered on July 10, 2020, awarding the plaintiff fees and costs in the amount of approximately $598,000. The State has filed an appeal to the Oregon Court of Appeals and Linn County filed a cross-appeal. Execution on the judgment is stayed while the appeal is pending. Simple interest will accrue on the judgment at the rate of 9% per annum while the appeal is pending. The amount of interest accrued to date is approximately $96 million (accruing at a rate of approximately $263,000 per day). The State filed its opening brief on December 21, 2020. The County’s brief is due on May 3, 2021, although the County may seek an extension of that due date. The State expects that the appeal will not be resolved for many months. At this time, it is unknown what arguments the County will raise in its briefing. The State has raised strong arguments in its favor in the appeal, but the

State cannot predict what its ultimate liability, if any, might be, nor can it predict the form or the timing of any damages that might be payable if the damage award is upheld on appeal.

Potential Superfund Site Liability

In 2000, the U.S. Environmental Protection Agency (“EPA”) listed an approximately 10-mile stretch of the lower Willamette River area (“Site”) as a Superfund site under the federal Superfund law (“CERCLA”). EPA has identified over 100 parties as potentially responsible under CERCLA for costs related to investigation and cleanup of hazardous substances at the Site, including the State of Oregon, acting by through its Department of Transportation (“ODOT”) and Department of State Lands (“DSL”). EPA alleges the release of hazardous substances in storm water draining into Portland Harbor from property owned, leased, or operated by ODOT and from third-party activities on submerged and submersible leased lands owned by the State in trust for the public and managed by DSL within the Site. Under CERCLA, responsible parties can be held jointly and severally liable for all costs, subject to certain defenses.

In 2017, EPA issued its final cleanup plan for the Site called the “Record of Decision” (“ROD”). The ROD requires active remediation (through dredging, capping, enhanced natural recovery, and monitored natural recovery) of nearly 400 acres of contaminated sediments and over 20,000 lineal feet of riverbank. EPA’s initial estimate for full performance of the remedy was $1.05 billion and 13 years; other parties estimate that it is a $3 billion remedy that will take 20 years to complete. Liable parties under CERCLA are responsible for funding this remedial action, as well as preliminary actions such as additional investigations, remedial design, and agency oversight. EPA has asked potentially responsible parties (“PRPs”) to step forward to perform components of the ROD or risk an enforcement action. Numerous parties, including DSL and ODOT, have entered into Administrative Settlements and Orders on Consent with EPA to perform pre-remedial design and related work.

A group of Portland Harbor PRPs are engaged in a confidential, non-binding private mediation process to achieve an allocation of responsibility for the costs of implementing the ROD among the responsible parties. If successful, the process will culminate in the parties developing a comprehensive settlement proposal to EPA based on the allocation. If accepted by EPA, the settlement will be memorialized in a judicial Consent Decree filed in the Oregon federal district court. The State is participating in this non-judicial allocation by and through DSL and ODOT. It is not possible to predict the relative share of cleanup costs that will be assigned to each agency through this confidential mediation or, should it fail, through litigation. It is also too early to predict when the mediation will conclude or whether it will result in a durable comprehensive settlement with EPA.

Separately, the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife, are asserting a CERCLA claim for natural resource damages (“NRD”) against all Portland Harbor PRPs, including ODOT and DSL. The trustees have initiated a cooperative injury assessment process funded by thirty parties, the goal of which is to reach settlements of the NRD claim based on readily available information. The State is seeking a settlement of its NRD liabilities through this process.

The State has pursued claims for insurance coverage of its Portland Harbor defense costs and expects to make additional insurance claims in the future for its eventual liabilities for cleanup costs and NRD. These claims are based on commercial general liability insurance policies that the State held between 1968 and 1972 and on insurance policies that listed DSL and ODOT as additional insureds. The State has executed a settlement agreement with several of its insurers regarding their obligation to pay for most of the State’s defense costs through 2024, but the insurers have reserved their rights to deny indemnity coverage.

Coordinated Care Organization

A coordinated care organization in Oregon, Family Care, Inc. (“FamilyCare”) contested the 2015 and 2016 reimbursement rates from the State that funded the organization’s operations. In June 2016, the OHA and FamilyCare entered into a settlement agreement resolving their financial disputes for the 2015 and 2016 rate years. OHA agreed that it would not use compensation awarded under the settlement agreement as a basis for limiting the amount that could be paid to Family Care in future rate years. In December 2016, OHA and FamilyCare entered into a dispute resolution agreement setting forth a protocol for the parties to try to resolve FamilyCare’s concerns that OHA had violated the settlement agreement in setting its 2017 rates.

In February 2017, FamilyCare filed a lawsuit challenging its 2017 contract rates; FamilyCare has since amended its complaint four times to add new claims. The fourth amended complaint includes the following claims against OHA and the current and former Directors: (a) breach of express and implied terms in the 2016 settlement agreement by using the amounts paid under the settlement agreement to limit or reduce FamilyCare’s 2017 and 2018 rates; (b) breach of express and implied terms of the dispute resolution agreement (c) intentional interference with FamilyCare’s business relations; (d) a claim under Oregon’s Administrative Procedures Act alleging, among other things, that FamilyCare’s 2017 and 2018 rates are not actuarially sound as required by federal law; (e) a federal civil rights claim alleging taking of Family Care’s property rights to business goodwill and “reasonable expectation to actuarially sound rates” and retaliation against FamilyCare for exercise of its first amendment rights; and (f) breach of contract for failure to provide actuarially sound rates. FamilyCare seeks specific performance and money damages estimated at approximately $300 million plus attorney fees. Following trial court motions and an interlocutory appeal to the Ninth Circuit Court of Appeals, the claims for breach of the dispute resolution agreement and under the Administrative Procedures Act have been dismissed, along with a portion of the civil rights claims, but the overall damages Family Care seeks remains the same. The action is currently stayed until at least April 5, 2021, due to the COVID-19 pandemic.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

APPENDIX F
ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

COVID-19 Pandemic

The outbreak of a novel strain of coronavirus that can result in a severe respiratory disease, referred to as COVID-19, was first detected in China in 2019. COVID-19 has since spread across the world. In March 2020, the outbreak of COVID-19 was declared a pandemic (the “COVID-19 Pandemic”) by the World Health Organization, as well as a U.S. national emergency and a statewide emergency in the State. The responses of governments, business, and individuals to the COVID-19 Pandemic have caused widespread and significant changes in economic activity. Certain sectors of the global, national, and local economies have experienced negative effects due to reduced consumer spending and affected unemployment, as well as government mandated and voluntary responses to mitigate the COVID-19 Pandemic, including school and business closures, event cancellations, and reduced travel. Unemployment in the United States and in the State has increased as a result of the COVID-19 Pandemic. There can be no assurances as to the materiality, severity, or duration of the negative economic conditions caused by the COVID-19 Pandemic.

In March of 2021, the United States federal government passed the second version of its Coronavirus Aid, Relief, and Economic Securities (CARES) Act, the Coronavirus Response and Relief Supplemental Appropriations Act of 2021 in response to the unfolding COVID-19 situation.  The CARES Act, as supplemented in 2021, is a $1.9 trillion federal package passed in March of 2021 which includes direct payments to State individuals, state government, local governments, and schools. Increased availability of vaccines combined with decreased positivity rates and relaxation of restrictions highlight an improving revenue outlook for the State.

Overview

Population Characteristics. Rhode Island experienced a population decrease of 0.6 percent between 2006 and 2020. The U.S. Census Bureau estimated that Rhode Island’s population decreased by 0.1 percent in 2020 to 1,057,125, compared to 1,058,158 in 2019. For the same 15-year period, the population of New England is estimated to have increased by 4.2 percent, and the United States population is estimated to have increased by 10.4 percent. From 2019 to 2020, New England and the U.S. population are estimated to have remained flat and each increased 0.4 percent.

Personal Income and Poverty. Rhode Island per capita real personal income surpassed U.S. per capita real personal income in 2001 and remained above U.S. per capita real personal income until 2017. In 2019, Rhode Island per capita real personal income remained below U.S. per capita real personal income with Rhode Island real per capita personal income recorded as $51,307 compared to $51,424 for the U.S. However, Rhode Island’s poverty rate was 1.3 percentage points less than that of the U.S. in 2019. Over the 2005 to 2019 period, Rhode Island’s average poverty rate was 11.5 percent versus the U.S. average poverty rate of 13.4 percent.

Employment. According to the U.S. Department of Labor’s Bureau of Labor Statistics, total Rhode Island nonfarm employment grew each year from 2011 through 2019, averaging annual growth of 1.0 percent during that time. In 2020, however, due in part to the onset of the COVID-19 pandemic, Rhode Island saw a sharp drop in non-farm employment of 7.7 percent. The total decrease in Rhode Island nonfarm employment in 2020 was greater than the combined decline of nonfarm employment of 7.1 percent that occurred in 2007 through 2010 during the Great Recession.

Economic Base and Performance. Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly education and health services and leisure, hospitality and other services in the 2006 through 2019 period.

Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island economy benefits from a vigorous post-secondary education sector, which conferred over 19,000 degrees during the 2018-19 academic year. The Rhode Island population is well-educated with 34.8 percent of its residents over the age of 25 having at least a bachelor's degree in 2019 according to the U.S. Department of Commerce’s Census Bureau (American Community Survey 1-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 2001-2002 school year. For 2016-17 Rhode Island spent 36.9 percent more per pupil than the national average.

Population Characteristics

Between 2006 and 2020 Rhode Island’s population decreased by 0.6 percent, compared to a 4.2 percent increase for the New England region, and a 10.4 percent increase for the United States. Though New England population growth has lagged that of the United States overall, Rhode Island has generally experienced average annual growth rates even lower than New England benchmarks. In fact, Rhode Island is the only New England state that has realized a decline in its population over this period. Rhode Island has experienced annual growth ranging between -0.5 and 0.3 percent, averaging -0.1 percent between 2006 and 2020. During the same period, annual population growth ranged between 0.0 and 0.5 percent in New England and 0.4 and 1.0 percent nationwide, with average growth rates equal to 0.3 and 0.7 percent, respectively. While Rhode Island experienced negative or no growth between 2006 and 2011, the trend reversed itself from 2012 through 2018 as the state population has undergone modest expansion, averaging 0.1 percent annual growth. However, Rhode Island population growth contracted at a rate of 0.1 percent in both 2019 and 2020.

Between 2020 and 2030 Rhode Island is expected to see substantial changes to the state’s age distribution. As the “baby boom” generation continues to age, the state will see a sizeable increase in its older population (i.e., 65 to 85 and over). At the same time, youth, young adult, and early adult populations (i.e., 5 to 24) are expected to decrease, while there will be a slight increase in the adult cohort (i.e., 25 to 54).

In 2030, IHS projects the population to be distributed more heavily in the “65 to 85” age group while the percentage of people in the “5 to 64” age ranges are anticipated to decline from 2020 levels. The median age for Rhode Islanders in 2010 was 39.4 years. In 2020, the median age for Rhode Islanders is projected to increase to 40.3 years and rise to 42.4 years by 2030 based on the IHS population projections.

Personal Income, Consumer Prices, and Poverty

Personal Income. Rhode Island’s per capita nominal personal income exceeded that of the United States every year from 2005 until 2018. In 2018, Rhode Island per capita nominal personal income was $54,431 relative to $54,606 for the United States. Rhode Island per capita nominal personal income fell short of the national average in 2019 as well at $56,361 compared to $56,490 nationally. Note that Rhode Island per capita nominal personal income has trailed that of the New England region from 2005 through 2019 by an average of $9,869. This trend has accelerated in recent years with the difference between New England per capita nominal personal income and Rhode Island per capita nominal personal income growing from $9,435 in 2011 to $13,393 in 2019.

The average annual percentage change in per capita real personal income growth for the 2005 to 2019 period in Rhode Island was 1.2 percent, which is less than the 1.7 percent average growth for New England and the 1.6 percent average growth for the United States during this period. Rhode Island per capita real income growth reached 2.6 percent in 2006 before slowing in subsequent years, dropping into negative territory in 2008. In 2009, Rhode Island saw negative per capita real income growth but not as severe as the national average. Real per capita personal income growth rebounded at an average rate of 1.7 percent from 2010 to 2019, despite a brief decline in 2013. In 2015, the recovery growth rate peaked at 3.5 percent, slightly lower than the rates seen in the New England region and nation. Since 2015, Rhode Island per capita real income has continued to grow, but at a more modest pace. In 2019, the Rhode Island per capita real personal income growth rate was 2.0 percent ahead of both New England and the U.S.

Average Annual Pay. Average annual pay has grown steadily in Rhode Island over the past fifteen years. Average annual pay is computed by dividing total annual payrolls of employees covered by unemployment insurance programs by the average monthly number of these employees. Although average annual pay has increased consistently for the last fifteen years, the ratio of pay levels in Rhode Island to the United States was on a downward trend from 2003 to 2007. After this period, it fluctuated around 95.0 percent through 2017, before dropping to 93.8 percent in 2018 and 92.8 in 2019, its lowest point since 2007.

In 2005, average annual pay in Rhode Island was 95.3 percent of U.S. average annual pay, with Rhode Island recording an average annual pay of $38,751 versus $40,677 for the United States. While average annual pay in Rhode Island grew at a slower pace than national average annual pay from 2005 to 2007, from 2008 to 2010 Rhode Island saw greater increases in average annual pay than the United States. That strong performance was, however, short lived, and Rhode Island growth in average annual pay has struggled to keep pace with that of the nation.

In 2011 and 2012, Rhode Island’s average annual pay again decreased slightly as a percentage of average annual pay in the U.S. as growth in average annual pay fell back below that of the U.S. In 2013, Rhode Island’s average annual pay growth held steady at 2.2 percent while the U.S. growth rate slowed for a second year, falling to 1.1 percent, allowing Rhode Island to regain some lost ground. In 2014, Rhode Island’s average annual pay growth increased to 3.3 percent, higher than the U.S. average annual pay growth of 3.1 percent.

In addition, in 2014 the ratio of Rhode Island’s average annual pay to the United States’ average annual pay increased to 96.0 percent, the highest reported since the peak in 2003 of 96.4 percent. The ratio of Rhode Island’s average annual pay to United States’ average annual pay saw a slight decrease in 2015. While it rebounded back to 96.0 percent in 2016, the ratio returned to a downward trend, with the ratio of Rhode Island’s average annual pay to the United States’ average annual pay falling in each year after 2016. As of 2019, Rhode Island’s average annual pay was $54,918, or 92.8 percent, of U.S. average annual pay.

Consumer Prices. From 2006 to 2020, the consumer price index value in the Northeast exceeded that for the United States. From 2006 to 2010, the consumer price inflation rate in the Northeast region exceeded that of the United States by an average of 0.2 percentage points. From 2011 to 2019, the percent change in consumer prices in the Northeast region was less than for the United States.

National consumer price inflation exceeded that of the Northeast region by an average of 0.2 percentage points in the years 2011 through 2019. In 2020, inflation in the Northeast exceeded the national figure, with the rate was 0.07 percentage points above the United States.

Poverty. From 2005 to 2019 Rhode Island’s poverty rate has been below the poverty rate for the United States. The poverty rate is measured as the percentage of a region’s population that lives below the federal poverty level (“FPL”), as determined by the U.S. Census Bureau’s Current Population Survey. Between 2005 and 2019, the percentage of the Rhode Island population below the FPL has varied from a low of 8.9 percent in 2018 to a high of 14.0 percent in 2010. During the same period, the national poverty rate varied from a low of 11.8 percent in 2018 to a high of 14.0 percent in 2010. Over the 15-year period from 2005 to 2019, the poverty rate in Rhode Island fell 2.9 percentage points, compared to a 2.1 percentage point decline nationally. These official poverty statistics are not adjusted for regional differences in the cost of living.

Beginning in 2011, poverty rates in both Rhode Island and the U.S. stabilize until 2013 when Rhode Island experiences a sharp drop in its poverty rate. This drop was short lived as Rhode Island’s poverty rate rose in both 2014 and 2015 before resuming its downward trend in 2016 through 2018. Rhode Island’s poverty rate increased again in 2019, rising 0.3 percentage points to 9.2 percent. The U.S. poverty rate has declined or held steady each year from 2011 through 2019. The decline in the poverty rate since the peak of the Great Recession in 2010 has been slightly stronger in Rhode Island than nationwide, albeit more volatile, with Rhode Island’s poverty rate falling 4.8 percentage points by 2019 while that of the U.S. declined 4.6 percentage points.

Employment

Between 2006 and 2020, total nonfarm employment in Rhode Island decreased by 6.3 percent. The decline was mainly the result of the impact of the COVID-19 pandemic reflected in 2020 total nonfarm employment. Rhode Island total nonfarm employment increased 1.5 percent between 2006 and 2019, reaching record level employment in 2019 before contracting sharply in 2020. Between 2006 and 2020, the sectors that experienced overall decreases were Manufacturing; Construction, Natural Resources and Mining; and Leisure, Hospitality and Other Services, which decreased by 26.5 percent, 17.3 percent, and 12.9 percent, respectively. Nonfarm employment declined from 2007 to 2010 during the Great Recession before rebounding in 2011. Job growth slowly accelerated into 2014, when it reached its fastest pace during the period between 2006 to 2020, at 1.6 percent. Nonfarm employment growth continued through 2019, although at a gradually decreasing pace. After seven consecutive years of job growth averaging 1.1 percent, nonfarm employment in Rhode Island surpassed pre-Great Recession levels in 2017. Total non-farm employment of 464,767 in 2020 is 31,333 below the 2006 peak, and 38,933 below the record high reached in 2019.

Non-farm Employment by Industry. Total nonfarm employment increased by 0.7 percent during this period, and the composition of total employment changed markedly. Employment in manufacturing,

leisure, hospitality and other services, and government declined by 6.0 percent during this time attributable in part to the impact of the COVID-19 pandemic in 2020. Meanwhile, employment for all other sectors increased 5.9 percent. Construction, natural resources and mining sectors saw the largest gain during this period, expanding by 18.6 percent. Information, financial activities and business services also saw a significant increase, rising 10.1 percent between 2010 and 2020. The Rhode Island economy underwent a significant restructuring during the 2010 to 2020 period, transforming further from a manufacturing-based economy to a service-based economy.

The information, financial activities and business services sector, with 22.3 percent of the nonfarm work force is the largest employment sector in the Rhode Island economy, followed closely by educational and health services, with 22.1 percent; trade, transportation and utilities, with 15.6 percent; government, with 13.8 percent; leisure, hospitality and other services, with 13.7 percent; manufacturing, with 8.3 percent; and construction, natural resources and mining, with 4.1 percent. The COVID-19 pandemic strongly impacted the leisure, hospitality and other services sector in 2020, likely temporarily depressing its share of overall employment.

Manufacturing Employment. Like many industrial states, Rhode Island has seen a steady diminution of its manufacturing jobs base over the last decade. There was, however, a notable expansion of employment by Rhode Island manufacturing establishments in the 2013 through 2015 period, after which contraction in manufacturing jobs resumed. Total employment in the manufacturing sector declined between 2006 and 2020, falling by 26.5 percent. Consistent with the overall contraction in the national economy, the rate of decline in Rhode Island manufacturing employment accelerated to 12.7 percent in 2009 before slowing to 3.3 percent in 2010. Manufacturing for non-durable goods and durable goods declined or stayed the same in 2011 and 2012. Employment in non-durable goods production declined 0.7 percent in 2011 and showed no growth in 2012. Employment in durable goods production decreased by 0.8 percent in 2011 and 1.6 percent in 2012. Total manufacturing employment enjoyed a revival from 2013 to 2015, with 2015 employment 3.8 percent above 2012 levels. Growth in manufacturing employment peaked in 2014 at 2.3 percent. Non-durable goods manufacturing added jobs from 2013 to 2016 and did not return to declines until 2018. The resurgence in durable goods manufacturing, however, has continued in fits and starts, with jobs increasing in 2013 and 2014, and holding steady in 2015, before dipping in 2016. In 2017 and 2018 employment in durable goods production increased, nearing levels last seen in 2010, before succumbing to job declines jobs again in 2019 and 2020. In 2020, total manufacturing employment decreased by 2.4 percent driven by a sharp decrease in non-durable goods employment of 4.9 percent and a more modest decrease of 1.1 percent in durable goods employment.

Despite a long-term decline in non-durable goods and durable goods manufacturing employment, the manufacturing sector continues to be a significant component in the State’s gross domestic product, as evidenced by its production in terms of dollars.  Employment levels at manufacturing establishments fell consistently between 2006 and 2012, grew from 2013 to 2015, experienced a slight downturn in 2016, and maintained its overall level in 2017 and 2018, before returning to declines in 2019 and 2020.

Unemployment. Rhode Island’s unemployment rate has been consistently above that of New England and the United States. From 2006 to 2016, Rhode Island’s unemployment rate rose above the United States by an average of 1.4 percentage points. In 2017 Rhode Island’s unemployment rate pulled even with the United States, but again exceeded the national average in 2018. Rhode Island’s unemployment rate briefly fell below that of the national figure in 2019 before again rising above the national rate in 2020. In 2020, the State’s unemployment rate was 9.6 percent, higher than the national average by 1.5 percentage points and above the New England rate of 8.4 percent.

Rhode Island’s unemployment rate has been consistently above the regional average since the onset of the Great Recession, although the gap has narrowed significantly in recent years. Widespread unemployment rate increases are seen in 2020 as a result of the COVID-19 pandemic.

Unemployment Compensation Trust Fund. . The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide benefits for eligible individuals when they are unemployed through no fault of their own. Benefits are paid from the Rhode Island Unemployment Compensation Trust Fund and financed through employer contributions.

Economic Base and Performance

From 2009 to 2019, growth in Rhode Island Gross Domestic Product (“GDP”) was less than growth in United States GDP except for 2009 and 2015. Rhode Island GDP grew at a rate of 1.8 percent in 2009, which was greater than the 0.3 percent GDP growth in New England and the negative 1.8 percent GDP growth in the United States. In 2015, Rhode Island GDP growth exceeded that of the nation, but still lagged the regional average.

In 2009 Rhode Island’s GDP growth was greater than both the U.S. and New England. Since then, Rhode Island’s GDP growth trailed that of the United States in every year except for 2019. In 2015, Rhode Island GDP increased by 4.2 percent which was lower than the 5.6 percent growth rate of New England GDP but higher than the 4.1 percent growth rate of the US. Rhode Island GDP growth accelerated marginally in 2018 and 2019. However, in 2019, GDP growth in Rhode Island lagged that of New England and the United States for the fourth consecutive year, expanding at a rate of 3.3 percent, compared to a 4.0 percent increase in New England and a 4.0 percent increase nationally.

Economic Base and Performance - Sector Detail. The economy of Rhode Island is well diversified. Rhode Island experienced growth in most sectors from 2009 to 2019. The information sector is the only industry to experience GDP decline over this time frame. The largest growth occurred in the administrative and waste management services, management of companies and enterprises, and hospitality, leisure and other services sectors.

Finance, Insurance and Real Estate (“FIRE”). This is the largest sector of Rhode Island’s economy in terms of total contribution to GDP. FIRE contributed 23.3 percent of GDP in 2019. In 2019, FIRE accounted for $14.45 billion of the $61.88 billion total GDP. For the period 2009 to 2019 this sector expanded 22.6 percent.

Construction and Manufacturing. In 2019, the construction and manufacturing sector was the fifth largest sector of Rhode Island’s economy at $7.6 billion, or 12.3 percent of GDP. This sector increased by 28.2 percent from the 2009 level.

Government. At 13.8 percent of total state GDP in 2019, the government sector has grown at an average annual growth rate of 1.6 percent since 2009. Yet, due to the gains in other sectors, particularly FIRE, government contributes 0.7 percentage points less as a percentage of GDP in 2019 than it did in 2009. In 2009, the government sector contributed $6.96 billion to the total GDP and accounted for 14.5 percent of GDP. In 2019, the government sector contributed $8.54 billion to the total GDP.

Services. Services consist of professional and technical services, management services, administrative and waste services, educational services, health care and social assistance, as well as other non-government services. Services have remained an important sector for the Rhode Island economy, accounting for 26.2 percent of state GDP in 2019. From 2009 to 2019, services have grown 39.0 percent, indicating the continuing shift from Rhode Island’s traditional role as a manufacturing-based economy to that of a service-based economy.

International Trade and the Rhode Island Economy

Rhode Island products are exported throughout the United States and the world. The total value of all international shipments from Rhode Island in 2016 was $2.28 billion. This represented 4.0 percent of the 2016 Rhode Island GDP of $57.5 billion. In 2017, Rhode Island’s exports increased to $2.39 billion, an increase of 5.0 percent when compared to 2016 levels. For 2018, Rhode Island’s exports were valued at $2.41 billion or 4.0 percent of GDP. The year-over-year increase in Rhode Island exports was 0.6 percent in 2018. In 2019, Rhode Island’s exports increased to $2.68 billion, which represents a 11.2 percent increase compared to 2018. In 2020, Rhode Island total exports decreased to $2.40 billion, which is equivalent to a 10.2 percent year-over-year decline. The COVID-19 pandemic likely played a significant role in the decrease in Rhode Island total exports in 2020.

In 2020, the most important exports were waste and scrap, 24.8 percent; chemicals, which generally includes pharmaceuticals, 22.4 percent; miscellaneous manufactured commodities, 14.6 percent; primary metal manufacturing, 7.5 percent; computers and electronic products, 5.9 percent; electrical equipment, appliances and component, 4.2 percent; machinery, except electrical, 3.5 percent; and all other exports, 17.1 percent.

Housing

Authorized housing permits in Rhode Island decreased from 2006 until 2012, when there was an increase of 5.0 percent. In the same year, the number of housing permits authorized increased by 33.7 percent in New England and 32.9 percent in the United States, representing the highest growth rates seen in the period of 2006 through 2020 for both regions. The number of total housing permits authorized in 2013 increased for Rhode Island, New England, and the United States by 13.5 percent, 20.3 percent and 19.4 percent, respectively. In 2014, authorized housing permits increased by 4.7 percent in Rhode Island, 0.8 percent in New England, and 6.2 percent in the United States. In 2015, authorized housing permits fell by 2.8 percent in Rhode Island, while increasing in both New England and the U.S. In 2016, the change in the number of housing permits in Rhode Island differed from regional and national trends once again with an increase in number of permits authorized of 15.9 percent, while permits authorized fell by 10.8 percent in New England and grew modestly at 2.0 percent in the United States. In 2017, all regions had positive growth rates in the number of authorized housing permits. In 2018, the number of housing permits in Rhode Island increased by 2.5 percent, lower than the 3.6 percent increase in the United States, while the number of permits authorized fell by 8.6 percent in New England. Housing permit authorization weakened again in 2019, declining 4.5 percent in Rhode Island, while rising 1.3 percent in New England and 4.3 percent in the United States. Finally, 2020 was a strong year for housing in New England generally and Rhode Island specifically, with the number of housing permits authorized rising 13.1 percent in New England and 14.1 percent in Rhode Island, compared to 3.5 percent nationally.

From 2006 to 2020, the Rhode Island home price index stayed above the U.S. home price index but has declined in nominal percent terms. In 2020, the ratio of the Rhode Island home price index to the U.S. home price index stood at 132.9 percent, compared to 161.1 percent in 2006.

Military Contracts

According to usaspending.gov, the United States transparency portal on federal government spending, in 2006, military contracts awarded to companies located in the State of Rhode Island by the Department of Defense (“DOD”) was $458 million. In 2007, defense contract awards to Rhode Island firms eclipsed $500 million for the first time, reaching $594 million, and remained above $600 million each year thereafter until 2015 when awards dipped slightly below the $600 million mark. The decline in the value of DOD contracts awarded in 2015, was followed by a slight rebound to $640 million in 2016, and another decline to $524 million in 2017. Since 2018, the total military contracts awarded to Rhode Island companies has held steadily above $600 million, reaching $676 million in 2020.

Rhode Island’s DOD contract awards as a percentage of total U.S. contract awards rose incrementally from 2006 through 2014, other than in 2012, and reached a peak of 0.32 percent in 2014 but has fallen to 0.17 percent in 2020. Since 2006, Rhode Island’s share of New England DOD contract awards has increased from 2.27 percent to a peak of 3.15 percent of such awards in 2014. In 2015 and 2016, the percentage of Rhode Island awards as a share of New England fell to 2.38 percent and 2.34 percent, respectively. Awards fell further to 1.93 percent in 2017, 1.92 percent in 2018, and 1.54 percent in 2020.

Human Resources

Public Elementary and Secondary Education. The availability of a skilled and well-educated population is an important resource for Rhode Island. Rhode Island’s financial commitment to education compares favorably with the United States. Although spending on education is not necessarily an indication of results, it is important to note that Rhode Island spends more per pupil on elementary and secondary education than the national average. In fact, per pupil spending in Rhode Island has been significantly higher than the national average for more than two decades. The ratio of Rhode Island spending to the national average has varied from 132.1 percent in the 2002-2003 school year to a high of 145.2 percent in 2011-12. For the 2012-13 academic year Rhode Island spent 40.6 percent more on public elementary and secondary education than the United States. During the 2013-14 academic year Rhode Island spent 41.3 percent more on public elementary and secondary education than the United States average. For the 2015-16 academic year Rhode Island spent 37.4 percent more on public elementary and secondary education than the national average. In the 2016-2017 academic year, the most recent year for which data are available, Rhode Island spent $17,929 per pupil, $4,835 more than the per pupil national average of $13,094, and 3.4 percent more than the State spent in the 2015-2016 academic year.

For the academic year 2016-2017, Rhode Island per pupil expenditures were the ninth highest in the nation and fourth highest in New England, trailing Vermont, Connecticut, and Massachusetts.

Public and Private Post-Secondary Education. Growth in educational attainment for Rhode Islanders is important for productivity gains along with ensuring the trend towards a more educated labor force. During the time period between the 2004-2005 and 2018-2019 academic years, Rhode Island experienced growth in the number of college degrees conferred in each year except 2009-2010 and 2018-2019. The 2009-2010 academic year corresponds to a year when the U.S. economy was in recession, which likely impacted out-of-state enrollment at Rhode Island’s colleges and universities. By contrast, the 2018-2019 academic year corresponds to a year when the U.S. economy was approaching full employment and wages were rising, which may have affected some student’s decision to pursue higher education. Over this 15- year period, the average rate of growth in degrees conferred by Rhode Island institutions of higher education was 1.6 percent. This compares to an average rate of growth in degrees conferred by U.S. colleges and universities of 2.6 percent for the same period, a difference of one percentage point.

Rhode Island’s growth rate in degrees conferred lagged that of the United States for 5 of the 15 academic years for which data are available. In the 2016-2017 academic year, Rhode Island institutions of higher education conferred 2.8 percent more degrees than in the 2015-2016 academic year, a rate of growth that lagged the rate of growth for the United States by 1.4 percentage points. In the 2017-2018 academic year, Rhode Island growth in the rate of degrees conferred was 3.1 percent which was higher than the 1.2 percent U.S. growth rate. In 2018-2019, the Rhode Island growth rate for degrees conferred was -0.1 percent, which was below the U.S. growth rate of 1.9 percent. The number of degrees conferred by Rhode Island institutions fell in the 2018-2019 academic year due to a 6.2 percent decrease in the number of Associates degrees conferred.

According to the U.S. Department of Education’s National Center for Education Statistics, in fall 2018 the total enrollment of part-time and full-time students in Rhode Island institutions of higher education was 80,868, a decrease of 2.3 percent from fall 2017. After 2010, fall enrollment in Rhode Island has fallen in six out of eight years. This is in line with the trend seen at the national level, which has recorded declines in fall enrolment since 2012. Prior to fall 2011, total fall enrollment at Rhode Island colleges and universities had increased every year since 2004.

Despite the lack of growth in degrees conferred in recent years, Rhode Island’s degree-holding population has increased since 2015. From 2015 to 2019, Rhode Island’s population age 25 or older holding at least a bachelor’s degree increased 2.1 percentage points to 34.8 percent of the total population. Comparing 2019 to 2018, Rhode Island saw a 0.4 percentage point increase in the share of residents that hold a bachelor’s degree or higher, while New England saw an increase in the share of bachelor’s degree or higher degree holders of 0.6 percentage points. The United States also saw a modest rise in the share of residents with at least bachelor’s degrees from 2018 to 2019.

Economy

November 2020 Revenue Estimating Conference

The November 2020 Revenue Estimating Conference (“REC “) adopted the economic forecast for both calendar and fiscal years 2021 to 2026 and issued revised estimates for FY 2021 and first estimates for FY 2022 revenues. Based on collection trends through October, preliminary FY 2020 closing results, and the revised economic forecast, the Conference increased the FY 2021 estimates by $330.6 million from the FY 2020 May REC estimate of $3,725.9 million to $4,056.4 million..

The Conference estimated FY 2022 revenues at $4,045.0 million, which is $11.5 million less than the FY 2021 revised estimate and does not include the hospital licensing fee, which has to be enacted annually, and revenue estimates may only be based upon current law.

IHS Markit economists focused on the United States economy. IHS Markit economists discussed how after reaching a trough in April 2020, U.S. economic growth rose sharply in May and June, reversing nearly 60.0 percent of the spring decline. However, recovery slowed sharply after that, with 26.0 percent of the decline yet to be reversed by August. IHS Markit economists described forecasted economic growth after its initial bounce as fading in the third quarter and then settling into a long slog towards full recovery beyond FY 2021. Expectations of fading growth in real gross domestic product (GDP) is based on several reasons, including an unsustainable surge in purchases of durable goods and an avoidance of in-person service spending related to pandemic safety concerns. The fiscal support to businesses and households from the federal government is expected to dwindle, and lastly, COVID-19 infection rates remain very high and are growing. IHS Markit projects 3.7 percent GDP growth in 2021 and 3.2 percent in 2022. Under this projection, GDP surpasses its pre-pandemic peak in late 2021 and the economy regains full employment in mid-2023.
IHS Markit economists testified that the forecast is also based on several important policy assumptions. The federal government is currently funded by a short-term spending bill through mid-December. It is assumed that this will be extended by Congress to prevent a shutdown. Despite chaotic negotiations in Congress regarding another round of federal pandemic relief, the forecast does assume additional federal stimulus, although smaller than previous, to be available in the fourth quarter. This assumption specifically includes the availability of additional unemployment benefits of $300 per week from October through December and a second round of stimulus checks in the fourth quarter. Should a stimulus package not materialize in the fourth quarter, IHS Markit economists indicated that GDP would be reduced by 2.0 percent to 3.0 percent for that time period, although a stimulus later in the fiscal year would mean overall fiscal year growth rates would still look similar to what was presented in their base forecast. Lastly, the forecast assumes that the Federal Reserve maintains the federal funds rate near 0.0 percent until late 2026, when the economy is beyond full employment.

IHS Markit economists also provided IHS Markit's initial review of a potential President Biden administration on the economy. IHS Markit economists noted that on the revenue side Biden's largest proposals include the raising of the corporate tax rate to 28.0 percent and increasing the Social Security earnings cap. On the spending side, education, infrastructure, and research and development represents Biden's largest proposals. Although much depends on negotiations with the next Congress, a Biden administration's policy proposals could have significant effect on the economy, particularly with a front-loaded stimulus.

IHS Markit economists provided an overview of the pandemic's impact on the state's labor market. IHS Markit economists noted that nonfarm payrolls plummeted by 98,100 between February and April 2020, a 19.3 percent decline in overall payroll. The unemployment rate jumped from 3.4 percent in February to 18.0 percent in April. These dramatic declines represent the 7th largest decline in payrolls and 4th highest April unemployment rate in the country. The sectors most severely impacted are the ones that involve in-person gatherings or close interaction such as Accommodations and Food Services, with a decline of 34.0 percent from February to April, and Healthcare and Social Assistance with a 15.8 percent drop. Other significantly impacted sectors include Retail Trade, Administrative Support Services, and Arts, Entertainment, and Recreation.

IHS Markit economists explained that, as the infection rate eased and the state began its phased reopening plan, employment growth saw a quick bounce in May that accelerated in June. That pace however has slackened considerably with monthly employment gains decelerating month over month through September. Where June saw nearly 23,000 jobs added, September experienced only several thousand. IHS Markit economists noted that Rhode Island has had five consecutive months of job growth since May and has already regained nearly 60.0 percent of its pandemic job loss. However, the remaining 40.0 percent isn't forecasted to be regained until January 2023.

IHS Markit economists provided a comparison of the composition of personal income pre-pandemic and during the pandemic through second quarter of 2020. From 2018 through the first quarter of 2020 the income composition was very consistent with wage and salaries representing the largest portion and transfer payments (such as income support programs) representing the smallest. The second quarter of 2020, however, experienced an 8.0 percent decrease in wage disbursements, quarter over quarter, while transfer payments increased nearly 90.0 percent, resulting in overall personal income in Rhode Island to increase from April through June 2020. The dramatic increase in transfer payments is directly related to the onset of stimulus checks and expanded unemployment insurance from the federal government in response to the pandemic.

According to IHS Markit the Rhode Island labor market will experience decelerating yet continued growth over the next seven quarters. Overall, the quarterly annualized gains will average approximately 4.0 percent, resulting in a net 33,000 jobs by the end of FY 2022. The largest projected gains over this period are forecasted to be in Administrative Support Services at 7,400 jobs; Healthcare and Social Assistance at 5,500; Other Services at 4,000; Accommodations and Food Services at 3,900; and Arts, Entertainment, and Recreation at 1,900 jobs. The unemployment rate is projected to fall from 11.6 percent in the first quarter of FY 2021 down to 5.5 percent by first quarter of FY 2022.

IHS Markit economists also presented projections for other key economic indicators for Rhode Island through FY 2023. Real gross state product is forecasted to only be 0.2 percent for FY 2021, increasing to 2.4 percent in FY 2022, and to 2.7 percent in FY 2023. Total personal income grows 2.6 percent in FY 2021, falls 0.9 percent in FY 2022, and rebounds in FY 2023 to 4.0 percent. Wages and salaries grow in each fiscal year at rates of 2.5, 5.3, and 4.9 percent respectively. Transfer payments grow in FY 2021 by 8.4 percent, however drop dramatically in FY 2022 by 14.5 percent as a result of waning stimulus. Personal consumption growth is sluggish in FY 2021 at 2.2 percent then increases to 5.3 percent in FY 2022. The forecast projects an unemployment rate of 8.8 percent for FY 2021 and 6.2 percent in FY 2022.

The Department of Labor and Training reported that employment in Rhode Island is down 44,400 jobs, or 7.9 percent, since February 2020's all time employment high of 508,400. The September 2020 unemployment rate was 10.5 percent, the fourth highest in the country. Over the period from April to September, the state has regained a total of 57,700 jobs, 58.8 percent of the total jobs lost. Over two-thirds of those job gains occurred in the sectors that were most negatively impacted by the social distancing orders - Accommodations & Food Services (+22,100), Health Care & Social Assistance (+10,600) and Retail Trade (+6,500).

Rhode Island had the highest unemployment rate in New England followed by Massachusetts (9.6 percent), Connecticut (7.8 percent), Maine (6.1 percent), New Hampshire (6.0 percent) and Vermont (4.2 percent). Nationally, the unemployment rate was 7.9 percent in September.

The Department also reported on federal income support initiatives. The Coronavirus Aid, Relief, and Economic Security (CARES) Act provided additional unemployment insurance benefits beyond the standard 26-week program. Pandemic Unemployment Assistance (PUA) provides up to 39 weeks of benefits for individuals who are self-employed or ineligible for regular unemployment benefits. To date this program has paid over $285 million in benefits. The program is scheduled to end in December. It is estimated that this program will pay additional $90 million by year's end. Pandemic Emergency Unemployment Compensation (PEUC) provides an additional 13 weeks of benefits to individuals who have exhausted their regular unemployment insurance benefits. To date this program has paid over $62 million in benefits. These benefits are scheduled to end in December. It is estimated that this program will pay additional $40 million by year's end. The Federal Pandemic Unemployment Compensation (FPUC) which ended in July, provided all individuals collecting benefits an additional $600 a week in addition to their regular entitlement. This program provided nearly $1.2 billion in benefits. The $300 bonus payment enacted in August paid an additional $172 million in benefits.

Revenues

Taxes.  Revenues from taxes in FY 2021 are estimated to decrease 2.8 percent from preliminary FY 2020 collections and increase 1.3 percent in FY 2022 over the revised FY 2020 estimate. Total estimated tax revenues for FY 2021 of $3,373.3 million are $336.7 million above the May 2020 REC estimate. FY 2022 total estimated taxes are $3,416.2 million, $42.9 million above the revised FY 2021 estimate.

Personal Income Tax.  The personal income tax estimates of $1,450.4 million for FY 2021 and $1,439.1 million for FY 2022 represent annual growth rates of 3.2 percent and -0.8 percent, respectively. The FY 2021 revised estimate is $154.6 million more than the May 2020 REC estimate. The component estimates for personal income tax include $100.8 million in payments and refunds there were deferred into July 2020 due to a change in due date (from April 15 to July 15). These extra collections are offset by a large, negative net accrual. Better-than-expected job growth, along with income tax on unemployment insurance, lead to an upward revision in withholding revenue in FY 2021. The FY 2022 estimate is $11.3 million less than the FY 2021 revised estimate, related to a projected drop off in estimated payments.

Business Taxes.  The conferees estimate total business taxes of $458.2 million in FY 2021 and $470.3 million in FY 2022. Year-over-year growth rates are -4.2 percent and 2.6 percent, respectively. The FY 2021 estimate is $40.0 million more than the May 2020 REC estimate, while the FY 2022 estimate is $12.1 million more than the revised estimate. The FY 2021 estimate for the business corporation tax includes the final year of the short-term boost to collections from the federal Tax Cut and Jobs Act (TCJA) provision relating to the one-time repatriation of foreign profits, along with recurring positive impacts from the TCJA

Sales and Use Taxes. Sales tax, the bulk of the consumption taxes, is estimated at $1,212.8 million for FY 2021 and $1,263.5 million for FY 2022. The FY 2021 revenues are $103.7 million above the May 2020 REC estimate and represents growth of 3.9 percent from preliminary FY 2020 receipts. Strong collections, boosted by a shift to durable goods consumption and online purchasing, led to an upward revision in the sales and use tax estimate for FY 2021. The FY 2022 estimate is $50.7 million, or 4.2 percent, above the revised FY 2021 estimate.

Excise Taxes Other Than Sales and Use Taxes.  The conferees estimate $178.0 million for revised FY 2021 and $176.1 million for FY 2022 from excise taxes other than sales and use taxes. These taxes include certain motor vehicle license fees associated with the implementation of REAL ID, tobacco taxes, and alcohol taxes. The FY 2021 revised estimate is $24.9 million, or 12.1 percent, above the prior year. The total FY 2022 estimate decreases by $1.9 million, or 1.1 percent, from the revised estimate for FY 2021, primarily from the ongoing decline in cigarette sales.

Other Taxes.  The inheritance and gift, racing and athletics, and realty transfer taxes are estimated to produce $73.9 million in FY 2021 and $67.2 million in FY 2022. The FY 2021 revised estimate is $13.5 million more than the May 2020 REC estimate. The FY 2022 estimate for other taxes is $6.7 million less than the FY 2021 revised estimate.

Departmental Receipts.  The conferees adopted estimates of $390.0 million for FY 2021 and $249.0 million for FY 2022 for these sources that include licenses and fees, fines and penalties, sales and services, and miscellaneous departmental receipts that are deposited as general revenues. The FY 2020 revised estimate is $13.0 million less than the May 2020 REC estimate reflecting adjustments based on FY 2020 performance and continuing effects the pandemic on activity. The FY 2022 estimate is $141.0 million less than the revised FY 2021 estimate, primarily from the exclusion of the Hospital License fee. This generates $161.5 million in FY 2021 but there is no current law provision for FY 2022. This has typically been renewed annually.

Lottery Transfer. The lottery transfer is estimated to produce general revenue of $272.5 million in FY 2021, with $194.6 million generated from the video lottery terminals installed at Twin River - Lincoln and Tiverton; $57.5 million derived from combined games, which include PowerBall, Mega Millions, scratch tickets, and Keno; $6.0 million in net revenues received from the table games at both the Twin River Lincoln and Tiverton locations; and $14.4 million from sports betting at both casino locations and via the mobile application. The FY 2021 revised estimate is $7.3 million above the May 2020 REC estimate, reflecting gains in traditional lottery games and an increase in sports book activity in anticipation of major sporting leagues returning to competition after the pandemic shutdowns.

Other Sources.  Other source revenue consists of transfers to the general fund from unclaimed property and other miscellaneous sources. These are estimated to produce $20.6 million in FY 2021 and $23.5 million in FY 2022.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly  and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the Rhode Island General Laws (RIGL), which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly. Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference (“REC”), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the  State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.

The balance of the Budget Reserve and Cash Stabilization Account at the end of FY 2018 was $198.5 million according to final closing documents of the State Controller issued on January 7, 2019. The projected balance at the end of FY 2019 per the Governor’s recommended revised budget is $203.1 million.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds more than appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would influence State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR’s Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year- end balance.

The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller   is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer  is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

State Government Organization

General Information

The State of Rhode Island is governed by its Constitution, the present form of which was adopted by the electorate in 1986 reflecting a comprehensive restatement to replace archaic language and to delete repealed provisions of the 1843 Constitution, as well as various other amendments.  Under the State Constitution, the powers of the government are divided into three branches: legislative, executive and judicial.

Legislative Branch

The legislative power of the government of the State of Rhode Island (the “State”) is vested in the General Assembly, which consists of a 38-member Senate and a 75-member House of Representatives. The Rhode Island Constitution provides that the Senate and the House of Representatives shall be constituted based on population and the senatorial and representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts and are not subject to term limits. The General Assembly meets annually beginning on the first Tuesday in January. The concurrence of the two houses of the General Assembly is necessary for the enactment of laws.

Executive Branch

The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each is elected for four (4) year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of State government through the Executive Department. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  The Governor does not have any power of line-item veto.

The State Constitution also provides for the election of three additional general State Officers: the Attorney General, the Secretary of State and the General Treasurer. The Attorney General represents the State with regard to the investigation, prosecution, and trial of all felony matters, misdemeanor cases, and appellate matters within its jurisdiction. The Secretary of State administers activities related to elections, legislative records, archives and the distribution and exchange of official State documents. The General Treasurer is responsible for overseeing the investment of State funds, managing the State Retirement System, the Crime Victim Compensation Program and the Unclaimed Property Program, and the payment of employees and vendors that provide goods and/or services to the State. All general State Officers are limited to serving two four-year terms in office.

Judicial Branch

The judicial power of the State is vested in the Supreme Court and such lower courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, a Family Court, a District Court, a Workers’ Compensation Court, a State Traffic Tribunal, and certain municipal courts in various cities and towns in the State.

Independent Authorities, Agencies and Public Corporations

The General Assembly from time to time has authorized the creation of certain independent authorities, agencies, commissions, public or quasi-public corporations, and fire districts and other special districts to carry out specific governmental functions, herein generally referred to as “public corporations.” In certain cases, bonds and other debt obligations issued by these entities are supported by State general fund appropriations, State guarantees or a moral obligation of the State to seek appropriations for debt service. In other cases, such entities, although empowered to issue bonds, may not pledge the financial support of the State and, therefore, these bonds are not general, legal or moral obligations.

I-195 Redevelopment District Commission. The I-195 Redevelopment Act of 2011, Chapter 64 of Title 42 of the RIGL, created the I-195 Redevelopment District Commission (the “I-195 Commission”) as a subsidiary of the Rhode Island Commerce Corporation (“Commerce RI”) and authorized the I-195 Commission to purchase I-195 surplus land from the Rhode Island Department of Transportation (“RIDOT”). The seven member I-195 Commission is authorized to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties.

Narragansett Bay Commission. The Narragansett Bay Commission (“NBC”) was created in 1980 pursuant to Chapter 25 of Title 46 of the RIGL. NBC is authorized to acquire, operate and upgrade the metropolitan Providence wastewater collection and treatment facilities including through the issuance of revenue bonds and notes. Obligations of NBC are payable solely from the revenues or assets of NBC.

Rhode Island Commerce Corporation. Commerce RI is a public corporation and political subdivision of the State and is the official economic development organization for the State. Commerce RI is governed by Chapter 64, Title 42 of the RIGL. The board is composed of thirteen (13) members, with the Governor serving as Chair. Commerce RI oversees the development and implementation of many State-level economic development initiatives. Certain activities are carried out through subsidiary corporations, including the Quonset Development Corporation which operates the Quonset Point/Davisville Industrial Park and the Rhode Island Airport Corporation which operates the State’s airports.

Rhode Island Convention Center Authority. The Rhode Island Convention Center Authority (“RICCA”) was created in 1987, under Chapter 99, Title 42 of the RIGL for the purpose of acquiring, constructing, managing and operating a convention center and related facilities.

Rhode Island Health and Educational Building Corporation. The Rhode Island Health and Educational Building Corporation (“RIHEBC”) was created under Chapter 38.1, Title 45 of the RIGL to assist public and private colleges, universities, schools and educational institutions in the State with the financing of educational facilities, and to assist public and private hospitals and healthcare facilities in the State with the financing of health care facilities. The FY 2016 Appropriations Act created the School Building Authority under the Department of Elementary and Secondary Education, but RIHEBC is

responsible for the financial management of the Authority and the processing of loans or grants to municipalities for school construction projects.

Rhode Island Division of Higher Education Assistance. The Rhode Island Division of Higher Education Assistance (“RIDHEA”) was created pursuant to Chapter 57, Title 16 of the RIGL for the purpose of guaranteeing eligible loans to students and parents of students attending eligible institutions and of administering other programs of post-secondary student financial assistance as assigned by law (e.g. Rhode Island State Scholarship/Grant Program and College Bound.fund®, Rhode Island’s IRS Section 529 college savings program). RIDHEA was created in 2015 to replace the Rhode Island Higher Education Assistance Authority and assume its powers and obligations, with some functions transferred to the General Treasurer’s Office. Guarantees made by RIDHEA are payable solely from the revenues and assets of RIDHEA.

Rhode Island Housing and Mortgage Finance Corporation. The Rhode Island Housing and Mortgage Finance Corporation (“RI Housing”) is a public corporation and instrumentality of the State created in 1973 under Chapter 55, Title 42 of the RIGL to assist in the construction and financing of low and moderate income housing and health care facilities in the State.

Rhode Island Industrial Facilities Corporation. The Rhode Island Industrial Facilities Corporation (“RIIFC”) was established under Chapter 37.1, Title 45 of the RIGL to finance the following types of projects: (a) manufacturing, warehousing, or other industrial or commercial purposes, pollution abatement or control; (b) railroad rolling stock and vehicles for the transportation of freight; (c) marine craft and machinery, equipment and gear used in the fishing industry; (d) machinery and equipment of  any marine craft for research or other uses which are an integral part of a land-based industrial concern; (e) existing building, machinery and equipment for projects which qualify for a loan guarantee through RII-RBA; and (f) “recreational project” under the loan guarantee program of RII-RBA.

Rhode Island Industrial-Recreational Building Authority. The Rhode Island Industrial- Recreational Building Authority (“RII-RBA”) was created  in 1958,  pursuant  to legislation  under  Chapter  34, Title 42 of the RIGL  and subsequent  voter referendum  to merge the Recreational  Building  Authority  and the Industrial Building Authority. The RII-RBA is a body authorized to insure eligible mortgages for facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations.

Rhode Island Infrastructure Bank. Pursuant to Chapter 12.2 of Title 46 of the RIGL, the Rhode Island Infrastructure Bank (“RIIB”) was created to assist local government units and other eligible borrowers in financing water pollution control facility capital improvements, drinking water capital improvements, municipal road and bridge projects, energy efficiency and renewable energy projects, brownfield remediation projects, and other projects for which the RIIB is authorized to provide financial assistance.

Rhode Island Public Rail Corporation. The Public Rail Corporation (the “Public Rail Corporation”) was established in 1982 pursuant to Chapter 64.2 of Title 42 of the RIGL for the purpose of enhancing and preserving the viability of commuter transit and railroad freight operations  in the State.

Rhode Island Public Transit Authority. The Rhode Island Public Transit Authority (“RIPTA”) was created under Chapter 18, Title 39 of the RIGL in 1964 in response to the continuing financial difficulties being experienced by private bus transportation companies in the State resulting in the disruption of service. RIPTA has expanded its operations statewide and at fiscal year ended June 30, 2020 operated a fleet of approximately 240 buses and 111 vans carrying approximately 13.5 million passengers annually.

Rhode Island Resource Recovery Corporation. The Rhode Island Resource Recovery Corporation (“RIRRC”), was established in 1974 under Chapter 19, Title 23 of the RIGL.  RIRRC is responsible for managing Rhode Island’s solid waste and recyclables. RIRRC’s mission is to seek the best mix of public and private processing, recycling and disposal systems, programs and facilities for both commercial and municipal waste to meet Rhode Island’s needs.

Rhode Island Student Loan Authority. The Rhode Island Student Loan Authority (“RISLA”)  was created in 1981 under Chapter 62, Title 16 of the RIGL, for the purpose of increasing the supply of loans made to students and their families to finance the cost of obtaining a post-secondary education. Obligations of RISLA are payable solely from the revenues or assets of RISLA.

Rhode Island Turnpike and Bridge Authority. Created in 1954 pursuant to Chapter 12, Title 24 of the RIGL, the Rhode Island Turnpike and Bridge Authority (“RITBA”) was established to construct, acquire, maintain and operate certain bridges and transportation facilities in the State. RITBA issues bonds to finance the renovation, repair, and improvement of certain bridges and other facilities for which it is responsible pursuant to State law.

Tobacco Settlement Financing Corporation. The Tobacco Settlement Financing Corporation (“TSFC”) was created in 2002 to finance the acquisition from the State of the State’s rights in the moneys due under (i) the Master Settlement Agreement, dated November 23, 1998, among the attorneys general of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Territory of the Northern Marianas and Philip Morris Incorporated, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation and Lorillard Tobacco Company (the “MSA”) and (ii) the Consent Decree and Final Judgment of the Rhode Island Superior Court for Providence County dated December 17, 1998, as amended or modified, in the class action styled State of Rhode Island v. American Tobacco, Inc., et al., including the rights of the State to receive the moneys due to it thereunder (the “Tobacco Receipts”). TSFC Bonds are secured solely by and are payable solely from the Tobacco Receipts sold to TSFC and other monies of TSFC.

Local Government

There are thirty-nine (39) cities and towns in Rhode Island that exercise the functions of local general government. Although there are five (5) counties in Rhode Island, there is no county governmental structure in the State. Local executive power is generally placed in a mayor, or administrator/manager form of government, and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters through the adoption of a “home rule” charter, but the power of municipalities to levy, assess and collect taxes, or borrow money, is specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any municipality that has adopted a “home rule” charter, to general laws that are applicable to all municipalities and do not affect the form of government. For example, Section 44-35-10 of the RIGL requires every city and town to adopt a balanced budget for each fiscal year. Except when exercising its reserved powers, the General Assembly can adopt special legislation that affects the property, affairs or government of a particular home rule charter municipality, only if such legislative action is approved by a majority of the voters of the affected municipality. Local governments rely principally upon real property and tangible personal property taxes, automobile excise taxes, and State aid for provision of revenue.

Governmental Funds -Major Funds

General Fund. This is the State’s primary operating fund.  It accounts for all financial resources of the general government except those required to be accounted for in another fund.

Intermodal Surface Transportation Fund. This fund accounts for the collection of the gasoline tax, federal grants, bond proceeds, Rhode Island Capital Plan Fund transfers, and certain motor vehicle registration and licensing surcharges that are used in the maintenance, upgrading, and construction of the State highway system. It also accounts for the proceeds from the Grant Anticipation Revenue Vehicle (“GARVEE”) bonds, the RI Motor Fuel Tax Revenue Bonds, the I-195 Commission Bonds and related expenditures.

Proprietary Funds - Major Funds

Rhode Island Lottery. The Rhode Island Lottery, a division of the Department of Revenue (“DOR”), operates games of chance for the purpose of generating resources for the State’s General Fund.

Employment Security Fund. This fund accounts for the State’s unemployment compensation program. Revenues consist of taxes assessed on employers to pay benefits to qualified unemployed persons. Funds are also provided by the federal government, interest income, and loans from the Federal Unemployment Trust Fund.

R.I. Temporary Disability Insurance Fund. This fund accounts for the employee taxes on wages that are levied to pay benefits to covered employees who are out of work for an extended period due to a non-job-related illness or to care for an ill family member.

Fiduciary Funds

Transactions related to assets held by the State in a trustee or agency capacity are accounted for in Fiduciary Funds.  The State’s Pension Funds are included in this category.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the RIGL, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and RIGL Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly. Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The RIGL provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the  current  fiscal year, the budget  year  (next  fiscal year),  and two prior  fiscal  years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference (“REC”), as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the RIGL: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the  State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues and is included in the General Fund of the State. The reserve account is funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the RIGL require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.

The balance of the Cash Stabilization Account at the end of FY 2020 was $90.7 million according to final audited closing documents of the State Controller issued on February 22, 2021 and the 2020 Annual Report. The final revised FY 2020 Budget enacted by the General Assembly and signed by the Governor on June 24, 2020 included a transfer of $120.0 million from the Cash Stabilization Account to the General Fund. The projected Cash Stabilization Account balance at the end of FY 2021 is $207.8 million according to the FY 2021 Revised Budget.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in amounts greater than appropriated, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would quantifiably affect State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR’s Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce quarterly reports to be made public that incorporate actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The reports also contain a projection of the fiscal year- end balance.

The State Controller is required by law to administer a comprehensive accounting system that  will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State Treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State Treasury balance is determined daily. In addition, the General Treasurer  is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Information Technology Security and Cybersecurity

The State, like many other large public and private entities, relies upon a large and complex technology environment to conduct its operations, and faces multiple cybersecurity threats including, but not limited to, hacking, phishing, viruses, malware and other attacks on its computing and other digital networks and systems (collectively, “Systems Technology”). As a recipient and provider of personal, private, or sensitive information, the State may be the target of cybersecurity incidents that could result in adverse consequences to its Systems Technology, requiring a response action to mitigate the consequence. Cybersecurity incidents could result from unintentional events, or from deliberate attacks by unauthorized entities or individuals attempting to gain access to the State’s Systems Technology for the purposes of misappropriating assets or information or causing operational disruption and damage.

To mitigate the risk of impact to State operations and damage from cybersecurity incidents or cyber-attacks, the State follows the National Institute of Standards & Technology cyber security framework and invests in a cybersecurity defense program to implement the appropriate level of security controls for State data and Systems Technology. This defense program, developed by the State’s Chief Information Officer and Chief Information Security Officer, addresses the people, processes, and technologies associated with the protection of State systems. While State cybersecurity and operational safeguards are regularly tested, no assurances can be given by the State that such measures will completely mitigate cybersecurity threats and attacks. Cybersecurity incidents could potentially damage the State’s Systems Technology and cause a disruption to the State’s finances or operations. Furthermore, cybersecurity breaches of sensitive data could expose the State to litigation and other legal and financial risks. The costs to remedy any such damage or protect against similar future attacks, as well as any attendant litigation costs, are currently unknown.

Climate Change in Rhode Island

Numerous scientific studies on global climate change show that, among other effects on the global ecosystem, sea levels will rise, extreme temperatures will become more common and extreme weather events will become more frequent as a result of increasing global temperatures. Rhode Island is beginning to experience such extreme events and conditions are expected to increasingly disrupt and damage critical infrastructure and property as well as regional economies and industries that depend on natural resources and favorable climate conditions. Disruptions caused by extreme weather events include more frequent and longer-lasting power outages, fuel shortages and service disruptions. Coastal public infrastructure is threatened by the continued increase in the frequency and extent of high tide flooding due to sea level rise. Similarly, inland infrastructure, including roads, bridges, pipelines and wastewater facilities, is threatened by increases in the severity and frequency of heavy precipitation events.

For Rhode Island in particular, near-coastal areas (which contain land at or near sea level) are at risk of substantial flood damage over time, affecting private development and public infrastructure. As a result, residents, businesses and governmental operations within these areas could be adversely affected and possibly displaced, with an attendant negative impact on economic activity and State revenues. In addition, governmental entities, including the State, would need to adapt to the effects of climate change at costs that are unknown at this time.

The total impact on the State’s operations, economy, or financial condition from future environmental risks or natural disasters is unknown at this time. Nevertheless, recognizing its status as a coastal state vulnerable to the effects of climate change, Rhode Island has taken several steps in recent years to mitigate these types of risks. Rhode Island was a founding member of the Regional Greenhouse Gas Initiative (“RGGI”), the first mandatory market-based program in the United States to reduce greenhouse gas emissions. In 2014, the General Assembly enacted the Resilient Rhode Island Act (the “RRIA”), which sets specific greenhouse gas reduction targets, incorporates the consideration of the effects of climate change into the powers and duties of all State agencies and established the Executive Climate Change Coordinating Council (“EC4”). In December 2016, the EC4 adopted a plan to meet certain benchmarks for greenhouse gas emissions reductions set forth in the RRIA.

In December 2016, a 30-Megawatt wind turbine farm located off the shore of Block Island in the State became the nation’s first operational offshore wind project. In May 2019, State regulators approved the

400-Megawatt Revolution Wind offshore project, projected to meet approximately one-quarter of the State’s electricity needs once operational, expected by 2024.

In December 2020, the State Office of Energy Resources ("OER") released a report that outlined paths to become the first state in the nation to meet 100% of its electricity demand with renewable energy sources by 2030. The study considers available renewable energy technologies, including their feasibility, scalability, costs, generation patterns, market value, and local economic and employment impacts, as well as barriers that may hamper or slow their implementation. The information is available at the preceding website is not incorporated by reference herein. It identifies ways to leverage competition and market information to ensure reasonable ratepayer costs and manage energy price volatility, while taking advantage of economic development opportunities within the State. Utilizing this information, OER developed specific policy, programmatic, planning and equity-based actions that will support achieving the 100% renewable electricity goal.

Rhode Island launched a Heating Sector Transformation Initiative in 2019 to advance development of a cleaner, more affordable and reliable thermal and heating sector. This process engaged public and private sector partners in the identification of economic, energy, and environmental opportunities and challenges posed by the State's heating sector, resulting in a comprehensive suite of pathways toward thermal decarbonization.

In December 2020, Rhode Island also became one of the first signatory jurisdictions in the bipartisan Transportation and Climate Initiative Program ("TCI-P"). TCI-P would guarantee Rhode Island at least a 26 percent reduction in carbon emissions from transportation from 2022 to 2032 and is anticipated to generate around $20 million annually. Signatory jurisdictions will reinvest these funds in equitable and cleaner transportation options, serving as a catalyst for infrastructure, transit and green energy development through the next decade and beyond. TCI-P also will benefit public health by reducing avoidable deaths and respiratory and other illnesses caused by exposure to air pollution.

In addition, on September 15, 2017, the Governor signed an executive order appointing a Chief Resilience Officer to lead climate resilience efforts across the State, both within government and in collaboration with business, academic and non-profit partners, with a mission to develop a statewide climate resilience action strategy. The strategy, which proposes implementable actions to better prepare the State for the effects of changing weather and environmental conditions caused by climate change, was submitted to the Governor in July 2018.

In July 2018, the State filed a lawsuit in the Superior Court of the State against major corporate members of the fossil fuel industry. In the lawsuit, the State alleges various causes of action directly or indirectly related to climate change resulting from the defendants' conduct, including the production, promotion, marketing and use of fossil fuel products. The lawsuit is ongoing, and the outcome is currently unknown.

Investment Policies

The State’s investments are managed by the Office of the General Treasurer under the direction of the State Investment Commission (the “SIC”). The SIC has established short term investment policies for the State’s cash which seek to maximize rates of return on purchased investments subject to credit quality, issuer diversification, and investment type, while controlling the investment risk. The key elements of State’s short-term investment policies are summarized below.

Safety. All short-term investments are purchased with the intent of preserving capital. Preservation of capital is enhanced by utilizing high quality investment instruments. Investments are made to minimize the volatility of principal value, liquidity risk and credit risk, and not based on rate of return alone.

Liquidity. In order to provide sufficient liquidity to cover all disbursements of the State, investments are structured in a manner that will ensure the funding of the State’s expenditures and match the cash flow requirements of the account groups for which the SIC invests.

Rate of Return. The rate of return on the short-term investment portfolio will be compared to the 30-day U.S. Treasury security benchmark for purposes of quantifying relative performance over time.

Collateralization. Since 2010, the Office of the General Treasurer has required that all deposits held by financial institutions on behalf of the State must be fully collateralized at no less than 102% of principal. The collateral requirement only applies to amounts in excess of federal deposit insurance limits and does not apply to investments held in the Ocean State Investment Pool (“OSIP”). OSIP is an investment pool that enables eligible governmental entities to participate with the State in providing for the investment of public funds consistent with safety and protection of such funds.

Vendor Selection Criteria. The Office of the General Treasurer maintains a listing of all authorized financial institutions and broker/dealers desiring to become qualified bidders for investment transactions and carefully selects from among the list of vendors those financial institutions in which the State invests funds. The list of qualified bidders is subject to continuing surveillance and institutions that subsequently fail to meet the minimum criteria may be removed.

State Revenues and Expenditures

State Revenues - General

The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

State General Fund Revenues

Personal Income Tax.

The State’s current personal income tax system begins with federal Adjusted Gross Income (“AGI”), modified as provided for in current law, and then subtracts an enhanced standard deduction and a personal and dependent exemption amount to arrive at taxable income. Both the enhanced standard deduction and the personal and dependent exemption amounts are subject to phase-out for high income taxpayers. Taxable income is then subject to tax at marginal rates of 3.75%, 4.75%, and 5.99% to yield the Rhode Island tax liability before credits. Under the personal income tax system, eleven tax credits could be taken against the computed Rhode Island tax liability. The tax credits allowed are: a fully refundable earned income tax credit (15% of the federal earned income  tax credit effective  for the tax year 2017 and thereafter), a property tax relief credit, a lead paint abatement credit, a child and dependent care credit, credit for taxes paid to other states, a motion picture production company credit, a credit for contributions to qualified K-12 scholarship organizations, a historic structures tax credit, a Stay Invested in Rhode Island Wavemaker Fellowship tax credit, a Rebuild Rhode Island tax credit and a Rhode Island Qualified Jobs Incentive tax credit.

The personal income tax exemption includes an exemption for taxable Social Security benefits and an exemption of up to $15,000 of pension and annuity income for individual filers with federal adjusted gross income of $80,000  or less  and  for joint  filers  with federal adjusted gross income of $100,000 or less; provided, that the taxpayer has reached full Social Security retirement age in the tax year in which the exemption is claimed.

Current law allows the State’s Tax Administrator to modify income tax rates in accordance with federal tax law changes when the General Assembly is not in session to maintain the revenues upon which appropriations are made.

In the 2017 Session, the General Assembly enacted the State’s fifth Tax Amnesty program, effective from December 1, 2017 through February 15, 2018. Under this program, delinquent tax filers were not subject to penalties or prosecution and paid interest as computed under RIGL Section 44-1-7, reduced by 25%. Filers could enter a tax payment plan with the Tax Administrator. The program generated $6.8 million in personal income tax revenue (not including interest) in FY 2018.

Under the CARES Act, (as defined herein) as initially enacted by Congress forgiven federal Paycheck Protection Program (“PPP”) loans would not be considered taxable income. However, under the Consolidated Appropriations Act of 2021 as enacted in late December 2020, expenses paid using PPP loans could be deducted from federal tax liability. This December 2020 federal law change was not included in the November 2020 REC estimates. Rhode Island is coupled with these federal law changes, causing an estimated loss of $86.3 million in state general revenue in FY 2021.

Sales and Use Tax

The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State. The State sales and use tax rate is 7.0%. Major exemptions from the sales and use tax include: (i) food for human consumption off the premises of the retailer, excluding food sold by restaurants, drive-ins or other eating places; (ii) clothing and most footwear that is sold for less than $250 per item; (iii) prescription medicines and medical devices; (iv) fuel used in the heating of homes and residential premises; (v) domestic water usage; (vi) gasoline and other motor fuels otherwise specifically taxed; (vii) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (viii) tools, dies and molds, and machinery and equipment, including replacement parts thereof, used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (ix) sales of air and water pollution control equipment for installation pursuant to an order by the Director of the Department of Environmental Management; and (x) sales of boats or vessels; (xi) buses, trucks and trailers used for interstate commerce; (xii) sale of local art; (xiii) sale of electricity and natural gas and heating fuels to businesses; and (xiv) sale of wine and spirits.

In the 2006 Session, the General Assembly passed legislation to conform to the Streamlined Sales Tax Project. The Streamlined Sales Tax Project is an effort created by state governments, with input from local governments and the private sector, to simplify and modernize sales and use tax collection and administration. Effective January 1, 2007, Rhode Island became a full member of the Streamlined Sales and Use Tax Agreement (“SSUTA”). By participating in the SSUTA, Rhode Island now has over 1,000 taxpayers who are voluntarily collecting and remitting use tax for sales into Rhode Island even though they do not have a legal requirement to do so.

The FY 2020 Budget rescinds a statutory provision enacted by the 2011 General Assembly that would have reduced the sales and use tax on remote purchases (from 7.0% to 6.5%) upon passage of any federal law mandating the collection of sales and use tax on remote purchases by State residents.

As noted above, in the 2017 Session, the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $4.8 million in sales and use tax revenue (not including interest) in FY 2018.

The 2019 General Assembly approved several new initiatives to: (i) impose the sales tax on video, music and audio digital products; (ii) exempt the sales tax on feminine hygiene products; and (iii) exempt funeral urns from the sales and use tax.

Business Corporations Tax

The business corporations tax (currently 7.0% of gross revenues) is imposed on corporations deriving income from sources within the State or engaging in activities in the State for profit or gain. For tax years 2017 and thereafter, Rhode Island’s minimum corporate tax is $400.

In 1996, the General Assembly enacted the Jobs Development Act (“JDA”). As subsequently amended, it provided for rate reductions of 0.25% (up to a maximum reduction of 6.0%) for each 50 new jobs created by eligible firms (each ten new jobs created by a small business) for three years past the elected base year. A qualifying job is a 30-hour per week, on average, position that pays at least 150.0% of the prevailing hourly minimum wage as determined by State law. After three years, the rate reduction is set at that of the third year for as long as the third-year employment level is maintained.

The 2014 General Assembly passed legislation that implemented combined reporting with single sales factor apportionment and market-based sourcing of income for all C-corporations. As part of this reform, the General Assembly reduced the business corporations tax rate for C-corporations from 9.0% to 7.0%. In addition, the 2014 General Assembly eliminated the franchise tax for those franchise tax filers paying more than the $500 minimum franchise tax. These changes were effective for tax years beginning after December 31, 2014.

The 2017 General Assembly adopted legislation to change the corporate tax payment schedule to align the State’s practices with federal reporting timelines and recognized best practices. The schedule requires four payments and allocates half of estimated payments to each six-month period.

As noted above, in the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $2.2 million in corporate income tax revenue (not including interest) in FY 2018.
Nursing Facility Provider Assessment

The State levies a tax on the gross revenues of nursing homes at a rate of 5.5%. In addition, the State levies a 1.5% tax on gross revenues from freestanding Medicaid facilities not associated with hospitals.

Taxes on Public Service Corporations

A tax ranging from 1.25% to 8.0% of gross earnings is assessed annually against certain foreign and domestic public service corporations described in Title 44, Chapter 13 of the RIGL. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0% of gross earnings. For those corporations manufacturing, selling or distributing illuminating or heating gas, the rate of tax imposed is 3.0%. Corporations providing telecommunications services are assessed at a rate of 5.0%. However, 100.0% of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. In contrast, the tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for corporate business is exempt from local taxation but is subject to a State-level personal property taxation program, the revenue from which is disbursed to local communities.

Tax on Insurance Companies

Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of the gross premiums on insurance contracts written during the previous calendar year to Rhode Island individuals or businesses. With respect to an out-of-state insurance company, however, the tax cannot be less than that which would be levied by the applicable state or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.

The following premiums are exempt from the tax: (i) premiums from marine insurance issued in Rhode Island; (ii) the premiums paid to the insurer that maintains the State’s workers’ compensation insurance fund, and (iii) the premiums paid to nonprofit medical service corporations, nonprofit hospital service corporations, nonprofit dental service corporations and health maintenance organizations. Insurance and surety companies are exempt from the business corporations tax and annual franchise tax.

The FY 2020 Budget included a new tax credit against the tax on premiums collected by insurance companies. Insurance companies may be eligible to receive the tax credit in exchange for making contributions to a fund established to invest capital in small businesses within the State.

Financial Institutions Excise Tax

For the privilege of doing business as a banking institution during any part of the year, each State bank, trust company, or loan and investment company organized in Rhode Island must annually pay an excise tax. This excise tax is measured as the higher of either: (i) 9.0% of its net income of the preceding year or (ii) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding calendar year. A national bank within the State must only pay the excise tax measured by option (i) above. The minimum tax payable is $100. Mutual savings banks and building and loan associations are subject to the tax.

Banking Institutions Interest Bearing Deposits Tax

A tax on interest bearing deposits was eliminated for state and national banks beginning January 1, 1998 and thereafter. A tax on deposits held by credit unions continues to apply with a rate of 0.0695 cents for each $100 for institutions with over $150 million in deposits and a rate of 0.0625 cents for each $100 for credit unions with less than $150 million in deposits.

Estate and Transfer Tax

For decedents whose deaths occurred on or after January 1, 2015, the estate tax is an amount equal to the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2001, provided that a credit is allowed against any tax so determined in the amount of $64,400 (for deaths occurring prior to January 1, 2017) and $65,370 (for deaths occurring on or after January 1, 2017) (equivalent to the taxes owed on an estate with a taxable value of $1.5 million). For all decedents whose death occurred on or after January 1, 2002, any increase in the unified credit provided by 26 U.S.C., subsection 2010 in effect on or after January 1, 2001 shall not apply for Rhode Island estate tax purposes.

The threshold estate tax exemption amounts applicable to decedents whose deaths occurred on or after January 1, 2010 and prior to January 1, 2015, as well as the estate tax credit applicable to estates of decedents whose deaths occurred on or after January 1, 2015 is indexed to the Consumer Price Index for all Urban Consumers (“CPI-U”) as of September 30 of the prior calendar year. The time period for filing a return is nine months from the date of death.

As noted above, in the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $1.4 million in estate and transfer tax revenue (not including interest) in FY 2018.

Motor Vehicle License and Registration Fees

The 2018 General Assembly adopted several changes to motor vehicle license and registration fees, including an increase in the fee to update and/or obtain a duplicate driver’s license from $5.00 to $25.00. In addition, the implementation of and compliance with the Real ID Act of 2015, P.L. 109-13, a federal law pertaining to security, authentication, and other standards for state driver’s licenses (“Real ID”) is projected to increase driver’s license revenues through FY 2022 due to the increase in the number of Rhode Island residents who needed to acquire a compliant license prior to October 2021.

Cigarette Tax

The State’s cigarette tax is comprised of a cigarette stamp excise tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc. The cigarette stamp excise tax generates over 95% of the total cigarette taxes collected by the State.

The cigarette stamp excise tax rate has increased consistently over the last two decades, most recently on August 16, 2017, when the cigarette stamp excise tax rate was increased from $3.75 per pack of 20 cigarettes to $4.25 per pack.

The rate of tax on the wholesale price of cigars, pipe tobacco, and other tobacco products has also risen over the past ten years, although not as frequently as the cigarette stamp excise tax.  On July 1, 2006, the tax on cigars was limited to a maximum of 50 cents per cigar and the tax on snuff was changed to $1.00 per ounce with a minimum tax of $1.20.  On April 10, 2009, the other tobacco products tax was increased from 40.0% to 80.0% of the wholesale price. This increase in the wholesale price tax did not affect the maximum tax on cigars or the minimum tax on snuff.

Other Taxes

In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, controlled substances, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.

The State also assesses a real estate conveyance tax of $2.30 for each $500 or fractional part of the sale price on sales of a controlling interest in a real estate company where a real estate company is a business that is primarily engaged in the holding, selling or leasing of real estate.

The State assesses an alcohol excise tax of $3.30 per barrel for beer and malt beverages. For high proof spirits, those spirits that contain 15% or more alcohol, the excise tax is $5.40 per gallon. For still wine, the excise tax is $1.40 per gallon.  The excise tax on low proof distilled spirits and sparkling wine is $0.75 per gallon.

The State’s share of the 8.0% rental vehicle surcharge is deposited in the Rhode Island Highway Maintenance Account (“RIHMA”). Motor vehicle operator license and vehicle registration fees are also deposited in the RIHMA beginning in FY 2016, with 25.0% of these fees being transferred in FY 2016, 50.0% in FY 2017, 60% in FY 2018 and 100% in FY 2019 and thereafter (although duplicate license and license update fees remain as general revenue).

Departmental Receipts

Licenses and Fees. The largest category of departmental receipts is licenses and fees. This category’s prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995. Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses. Motor vehicle title fees, emission control inspection fees, and good driving record dismissal fees were transferred from General Fund license and fees revenue to the RIHMA beginning in FY 2015.

The hospital licensing fee was first enacted in 1994 and is reinstituted each legislative session. The 2018 General Assembly reinstituted the hospital licensing fee for FY 2019 at a rate of 6.0% of hospital FY 2017 net patient revenues and retained the 37.0% discount on the rate for all Washington County hospitals. The 37.0% discount yields an effective hospital licensing fee rate for Washington County hospitals of 3.78%. The FY 2020 hospital licensing fee in the amount of $193.8 million was paid in July 2020.

In the 2015 Session, the General Assembly eliminated the 2.0% surcharge on net patient revenues from imaging services and outpatient health-care facilities. Previously, a monthly surcharge of 2.0% was imposed upon the net patient revenue received by every outpatient health-care facility and every imaging services provider. In addition, the General Assembly agreed to eliminate licensing requirements for 27 professional licenses issued by the Department of Business Regulation (“DBR”), the Department of Health, the Department of Elementary and Secondary Education, and DEM.

The 2018 General Assembly adopted several changes to licenses and fees, including raising annual licensing fees for the State’s three medical marijuana compassion centers from $15,000 to $500,000; increased compassion center surcharge fees for allowing out-of-state patients to purchase medical marijuana at Rhode Island compassion centers; increasing securities registration fees for closed end mutual funds to $1,500 and for open end funds to $1,750; increasing insurance claims adjuster license fees to $250 and elimination of or reduction in various business license fees. A temporary increase in the Department of Health vital records fee revenues is anticipated from the implementation of Real ID.

Sales and Services. A second category of departmental receipts is sales and services, which includes rental payments at State piers, board and support payments at the Veterans’ Home and revenues derived from the sale of vanity license plates.

Fines and Penalties. A third category of departmental receipts is fines and penalties, such as interest and penalties on overdue taxes.

In the 2017 Session the General Assembly enacted the State’s fifth Tax Amnesty program, which generated $4.2 million in interest on overdue taxes in FY 2018.

Miscellaneous Departmental Revenues. Miscellaneous departmental revenues include revenues from investment earnings on General Fund balances, indirect cost recoveries, as well as child support payments.

In 2016, the Office of the General Treasurer changed the policy on the treatment of tax refund and other checks issued by the State that remain uncashed after a specified period. In the past, these checks were written off in June of each fiscal year and the amount of the checks written off were reverted to general revenues. Effective for FY 2016 and thereafter, the Office of the General Treasurer will turn uncashed tax refund and other State-issued checks over to the State’s unclaimed property program rather than writing the checks off and reverting uncashed amounts to general revenues. The net impact of this change in policy was to reduce miscellaneous departmental receipts revenues by the amount of the checks transferred to the unclaimed property program less the 10% indirect cost recovery charge that is assessed against the unclaimed property program.

Other Sources

The largest component of Other Sources is the transfer from the Rhode Island Lottery. A detailed history of the lottery and the related statutory changes over time can be found below under the heading “Rhode Island Lottery.”

The next largest component of Other Sources is the unclaimed property transfer. The unclaimed property transfer reflects funds that have escheated to the State. They include unclaimed items, such as bank deposits, funds held by life insurance companies, deposits and refunds held by utilities, dividends, and property held by courts and public agencies. The General Treasurer deposits escheated funds into the General Fund, with deductions made for administrative costs.

The final component of Other Sources is the other miscellaneous revenues category. This category reflects, among other things, non-recurring receipts that are not recorded in other receipt categories, such as one-time receipts from the securitization of tobacco master settlement agreement payments, settlement revenues and transfers from other State entities.

Rhode Island Lottery

The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery from sales of lottery tickets and license fees. The monies in the fund are allotted for: (i) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as is practicable, 45% of the total revenue accruing from the sale of lottery tickets; (ii) payment of expenses incurred by the Lottery in the operation of the State lotteries; and, (iii) payment to the State’s General Fund of all revenues remaining in the State Lottery fund, provided that the amount to be transferred into the General Fund must equal not less than 30% of the total revenue received and accrued from the sale of lottery tickets plus any other income  earned from the lottery.

The State retains a percentage of approximately 60.7% of the payout for certain lottery and keno games and redistributed net terminal income (“NTI”) from video lottery games, in accordance with State law. At present, there are two licensed video lottery facilities operating in the State of Rhode Island: (1) Twin River Casino (“Twin River”, formerly known as Lincoln Park) located in the Town of Lincoln, Rhode Island, and (2) Tiverton Casino (the “Tiverton Casino”, formerly located in the City of Newport, Rhode Island and known as “Newport Grand”) located in the Town of Tiverton, Rhode Island. Both facilities operate on a 24 hour per day, seven days per week basis. In the 2005 Session, the General Assembly passed legislation that allowed the Director of the Division of Lottery to enter long-term contracts with the owners of Twin River and Newport Grand. The master contract for Twin River froze the retailer’s share of video lottery NTI at 28.85% for existing video lottery terminals and 26.0% for additional video lottery terminals (which rates are subject to certain adjustments based on the consumer price index in the 11th through 15th years of the contract term). The master contract for Newport Grand froze the retailer’s share of video lottery NTI from existing and additional video lottery terminals at  26.0%. Under State law, table games are only permitted at Twin River, with the State retaining a percentage of the net table game revenue as defined in State law. As of July 1, 2014, the percentage of  net table game revenue retained by the State is 16%.

The gaming industry in Rhode Island is subject to competition from facilities in neighboring states, in particular Massachusetts, which negatively affects revenues generated in the State. The Massachusetts Gaming Commission (the “Gaming Commission”) has awarded licenses for two of the three casinos and the one slot parlor authorized under Massachusetts law. Licenses were awarded to MGM Resorts International on June 13, 2014 for a casino in Springfield, Massachusetts (“MGM Springfield”) approximately 81 miles from Twin River, and to Wynn Resorts on September 16, 2014 for a casino in Everett, Massachusetts known as Encore Boston Harbor (“Encore Boston Harbor”), which is just outside of Boston, approximately 55 miles from Twin River. MGM Springfield opened on August 24, 2018, and Encore Boston Harbor opened on June 23, 2019.

A license was also awarded on February 27, 2014 to Penn National Gaming for a slot parlor in Plainville, Massachusetts, approximately twenty (20) miles from Twin River. The Plainville slot facility opened on June 24, 2015. In FY 2019, the slot facility generated approximately $168.7 million in gross gaming revenue, resulting in $67.5 million in budgetary fund taxes collected by Massachusetts. In FY 2020, the Plainville slot facility generated approximately $104.7 million in gross gaming revenue, resulting in $41.9 million in budgetary fund taxes collected by Massachusetts. Twin River’s revenues were $574.4 million in FY 2019, down by approximately 1.1% from FY 2018; Twin River revenues then declined to $341.8 million in FY 2020, a decrease of 40.5% from FY 2019.

With regard to the third casino authorized under Massachusetts law, in March, 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region in Taunton, based upon the assumed power of the U. S. Secretary of the Interior to take land into trust for the tribe. On April 28, 2016, the Gaming Commission voted to deny an application for a license. The federal designation of the Mashpee Wampanoag land was subject to multiple legal challenges from 2016 until 2021. In February 2021, the outstanding appeals against the federal designation were dismissed, and the U.S. Department of the Interior subsequently indicated it would support placing the land in trust. As of March 2021, the Gaming Commission has not awarded a gaming license for a third casino in Massachusetts.

Newport Entertainment and Leisure, LLC, (“NEL”), a Rhode Island limited liability company, entered into an Asset Purchase Agreement (the “Newport Grand Agreement”) with the owner of Newport Grand, Newport Grand LLC, a Rhode Island limited liability company (“NG LLC”), on or about December 31, 2013 to acquire Newport Grand.

In March of 2015, Twin River Management Group, Inc. (“TRMG”), a Delaware corporation that is the corporate parent of UTGR, Inc., the owner of Twin River, and NEL entered into an agreement under the terms of which the Newport Grand Agreement would be assigned to TRMG. Shortly thereafter, TRMG announced that it had obtained an option to purchase approximately 45 acres of land in the northern part of the Town of Tiverton, approximately 400 feet from the Massachusetts border, and that after its acquisition of Newport Grand, it intended to seek permission to transfer Newport Grand to the Tiverton location. TRMG’s goal is to better compete with the imminent threat of casinos in Massachusetts by offering both video lottery and table games at the Tiverton property. The transfer of Newport Grand to Tiverton required State-wide voter approval and approval by voters in the Town of Tiverton, as well as regulatory approval by the DBR and the DOR Division of Lotteries.

On or about April 24, 2015, Premier Entertainment II, LLC, a Delaware limited liability corporation of which TRMG is the sole member (“Premier”), filed a Facility Permit Ownership Transfer Application (“Application”) with the DBR seeking to transfer the facility permit for Newport Grand to Premier. The DBR approved the transfer, subject to certain conditions. On or about July 1, 2015, Premier filed an application for a lottery sales agent license with the Division of Lottery for Newport Grand. The transfer of Newport Grand to Premier occurred on July 14, 2015. TRMG announced on July 24, 2015 that it had completed the acquisition of Newport Grand.

The 2015 General Assembly enacted several changes modifying operating requirements for Newport Grand due to its proposed acquisition and relocation by Premier. The legislation suspends the requirement that Newport Grand maintain 180.0 full-time equivalent (FTE) positions and reduces the required positions to 100.0 FTEs. The total required FTEs at the facility would revert to 180.0 positions if Newport Grand is licensed to host video lottery games and table games at a facility relocated outside of the City of Newport. The General Assembly also reinstituted the enhanced share of video lottery net terminal income for the owners of Newport Grand albeit at a rate of one and nine-tenths (1.9) percentage points effective July 1, 2015 through the closing of Newport Grand in August 2018. Unlike the previous increase in Newport Grand’s share of net terminal income, the funds garnered from the 1.9 percentage point enhanced share must be applied exclusively to marketing expenditures for the facility.

In the fall of 2011, the Division of Lottery commissioned a study (the “Christiansen Study”) by Christiansen Capital Advisors, LLC (“Christiansen”) to determine the impact that the pending expansion of gaming in Massachusetts might have on Rhode Island’s gaming industry and revenues. In the 2015 update to the Christiansen Study, Christiansen analyzed the reconfiguration of gaming at Twin River, where there are 272 fewer VLTs in operation, 12 more traditional table games and a poker room with 16 poker tables, and the anticipated addition of a hotel, as well as the relocation of Newport Grand’s VLT operations to a full casino located in Tiverton. These Rhode Island gaming scenarios were analyzed with Massachusetts resort casinos located in Springfield, Everett, Brockton or Taunton, and a slots-only facility located in Plainville. The 2015 update to the Christiansen Study projected that a slots-only facility in Plainville would have a lesser impact than originally projected, primarily due to the reconfiguration of gaming at Twin River. In addition, the 2015 update to the Christiansen Study found that the addition of a hotel at Twin River would increase gaming revenues generated from the VLTs and the table games. The 2015 update to the Christiansen Study projected that the negative impact from resort casino gaming in southeastern Massachusetts will be significantly less with either a resort casino located in Brockton or a tribal casino located in Taunton versus Fall River, as was analyzed when the Christiansen Study was updated in 2014. Finally, the 2015 update to the Christiansen Study projected that the transfer of the gaming operations at Newport Grand to a full casino located in Tiverton would increase gaming revenues to the State; provided such a relocation receives approval via the passage of the State and local referenda discussed below. The 2015 update to the Christiansen Study did find, however, that, if there were both a resort casino in Brockton and a tribal casino in Taunton, then the economic viability of a smaller full casino in Tiverton would be doubtful to the point that such a casino would likely fail in the face of this level of competition.

In March 2016, the General Assembly passed, and the Governor subsequently signed into law, legislation authorizing referenda questions to appear on the November 2016 ballot with regards to transferring Newport Grand operations to the Tiverton site. The voters approved this referendum question at both the local and State-wide level. Because the Tiverton Casino operates 24 hours per day seven days per week, 1.45% of net terminal income will be paid to the Town of Tiverton. Under prior law, the Newport Grand facility was not open 24 hours per day seven days a week and therefore the City of Newport’s share of net terminal income was 1.01%. Under the new law, the State’s share of net table game revenue will be reduced from 16% to 15.5%. The Town of Lincoln and the Town of Tiverton each receive 1.0% of the net table game revenue, with the balance going to the casino operator. The law also guarantees the Town of Tiverton and the Town of Lincoln a minimum of three million dollars ($3.0 million) each year from the combination of net table game revenues and NTI. To the extent that either town does not receive that amount in any State fiscal year, then the State is required to make up the shortfall out of the State’s share of NTI and net table game revenue. The guarantee continues in effect for each year so long as both table games and video lottery games are offered for an entire fiscal year at the gaming facilities. It is anticipated that the

Town of Lincoln will not receive any payments from the State under this provision because sufficient revenues are anticipated at Twin River to achieve this minimum payment. The Newport Grand facility closed at the end of August 2018 and the new Tiverton Casino opened September 1, 2018.

The FY 2019 Budget included legislation legalizing sports betting at the State’s two casinos beginning October 1, 2018. This legislation was enacted following the U.S. Supreme Court ruling in Christie v. National Collegiate Athletic Association, which struck down the Professional and Amateur Sports Protection Act of 1992 as unconstitutional. This federal law had prohibited most states (including Rhode Island) from legalizing sports betting. In May of 2019, Daniel S. Harrop sued the Division of Lottery challenging the constitutionality of sports wagering in Rhode Island, contending that voters did not approve this type of gambling when voters approved casino gambling by referendum in 2012 (Lincoln) and 2016 (Tiverton). In June of 2020, the Rhode Island Superior Court issued a decision where it found that the legislation enabling sports betting did not impermissibly expand the location of gambling, that voters had fair notice of authorizing “casino style gaming” and that the acts authorizing sports wagering are constitutional. The case has been appealed to the Rhode Island Supreme Court, where it remains pending.

On March 25, 2019, the General Assembly approved, and the Governor signed into law, legislation authorizing the Division of Lottery to implement mobile sports wagering. Mobile sports betting began in the State on September 4, 2019. In April 2020, the Division of Lottery launched an internet gaming product referred to as “iLottery,” which allows users physically located in Rhode Island to play lottery games through an internet application.

In March 2021, the State of Connecticut announced it had reached an agreement for two Native American tribes to operate online sports betting and casino gaming, subject to legislative approval. Once online wagering launches in Connecticut, anticipated in FY 2023, online wagering in Rhode Island will face increased competition and this could have an adverse impact on State gaming revenues.

As a result of the COVID-19 pandemic, Twin River and Tiverton Casino were closed on March 14, 2020, were reopened on June 8, 2020 with limited capacity, were again closed from November 30, 2020 through December 20, 2020, were partially reopened on December 21, 2020, and as of January 29, 2021, both the Twin River and Tiverton Casino Hotels were permitted to return to 24/7 gaming operations. While the State has not prohibited Twin River and Tiverton Casino from renting hotel rooms, the facilities have chosen not to rent rooms as of March 5, 2021. Primarily attributable to these multiple closures and other pandemic-related operating restrictions, in FY 2020 the total amount transferred to the State’s General Fund from lottery sources was $283.9 million, a decrease of $113.5 million or 28.6% as compared to FY 2019. All components of the lottery transfer in FY 2020 fell from the prior fiscal year amounts, except with respect to sports betting.

The FY 2021 Enacted Budget includes $254.5 million in estimated revenue from the lottery transfer with $57.5 million from traditional lottery and Keno products, $183.2 million from gaming activity (i.e. the operation of video lottery terminals and table games) at Twin River and Tiverton Casino, and $13.8 million from sports betting, $6.4 million attributable to on-site sports betting and $7.4 million to mobile sports betting.

During the 2021 Rhode Island Legislative Session, H5223 and S0040 were introduced which, if enacted, would extend the Division of Lottery’s contract with IGT as the exclusive provider of lottery services from 2023 to 2043 and extend contracts with Twin River (now Bally’s) and its affiliates. Under this contract, IGT would continue to provide traditional lottery products (i.e., instant tickets, numbers games, Keno, multi-state games, etc.), as well as certain casino-related services, including providing and maintaining a central communications system for VLTs. In addition, the bills authorize the creation of a joint venture between IGT and Bally’s to be the exclusive provider of VLTs to Twin River and Tiverton Casino.

Historic and Motion Picture Production Tax Credits

The State’s tax credit for historic preservation projects (the “Historic Structures Tax Credit”) has allowed a taxpayer to receive a tax credit equal to up to 30% of the qualified rehabilitation expenditures made in the substantial “rehabilitation of a certified historic structure.” To qualify, the application for certification must have been made prior to January 1, 2008. These credits were transferable, could be carried forward for ten years, and could be used to offset the personal income tax or certain business tax liabilities of a taxpayer. In the 2008 Session, the General Assembly enacted legislation that authorized Commerce RI to issue up to $356.2 million in revenue bonds to provide a fund from which the General Fund would be reimbursed for the State’s historic tax credit liabilities paid out to taxpayers. Since June 2009, $301.9 million of bonds have been issued by Commerce RI, which are secured by payment obligations of the State subject to annual appropriation by the General Assembly. Following a final issuance of $76.9 million in bonds in May 2019, the $54.3 million balance of authorized but unissued bonds will not be required and therefore has been extinguished.

Under the legislation, such historic preservation projects will generally receive a State tax credit of up to 25.0% of the qualified rehabilitation expenditures incurred by a developer. The maximum credit any one historic rehabilitation project can receive is $5.0 million. The developer must pay a non-refundable fee equal to 3.0% of the estimated qualified rehabilitation expenditures the developer expects to incur for the eligible project. The proceeds from these fees are deposited into the Historic Preservation Tax Credit Trust Fund and are used to reimburse the General Fund for the redemption of Historic Structures Tax Credit certificates. Historic Structures Tax Credit certificates can be redeemed against personal income tax, business corporations tax, financial institutions tax, public utilities gross earnings tax, and insurance companies gross premiums tax liabilities.

In addition, the 2013 General Assembly enacted legislation that allowed for the re-use of Historic Structures Tax Credits associated with historic rehabilitation projects that were abandoned by developers after being accepted into the reconstituted Historic Structures Tax Credit program in 2008. This legislation reallocated $34.5 million of Historic Structures Tax Credits identified at the time that had been previously authorized to new historic rehabilitation projects and continues to reallocate credits that become available either due to abandoned projects or projects being completed at a lower cost than originally estimated.

The State’s program providing tax credits for motion picture production (the “Motion Picture Production Tax Credit”) currently allows a motion picture production company to receive a tax credit equal to 30% of its certified production costs for activities occurring within the State with an individual project cap of $7.0 million. To avail itself of the Motion Picture Production Tax Credit under current law: (i) the motion picture production company must be formed under State law; (ii) the primary locations for the motion picture must be within the State; and (iii) the minimum production budget for the motion picture must be $100,000. The State’s Film Office must approve the motion picture and give initial and final certification. In connection with securing final certification, the motion picture production company must submit an independent accountant’s certificate listing the costs associated with the tax credit. The motion picture production company “earns” the tax credit in the taxable year when production in the State is completed, and unused credit can be carried over for three years. The credit is assignable, and any proceeds received by the motion picture production company for the assignment are exempt from State tax. These tax credits may be used to offset personal income tax, business corporation tax, public utilities gross earnings tax, insurance companies gross premiums tax, and financial institutions tax liabilities. The 2019 General Assembly adopted legislation to increase the Motion Picture Production Tax Credit annual cap from $15.0 million to $20.0 million and extend the sunset date from July 1, 2024 to July 1, 2027.

Intermodal Surface Transportation Fund Revenues

During the 2014 Legislative Session, the financing mechanism for transportation infrastructure and bridge repairs changed dramatically when the General Assembly enacted Article 21 - Relating to Transportation of the FY 2015 Appropriations Act (“Article 21”). Article 21 created a long-term plan for financing Rhode Island’s roads and bridges, along with removal of the authority to toll the Sakonnet River Bridge. Article 21 expanded the RIHMA within the Intermodal Surface Transportation Fund, such that this account will become Rhode Island’s primary source for transportation financing, by making several technical changes to existing law and by implementing various funding streams to finance the transportation plan. Various motor vehicle fees, surcharges and tax revenue, which were previously accounted for in the General Fund, are now being deposited in the RIHMA for this purpose.

Article 21 removed authority of RITBA to toll the Sakonnet River Bridge as of June 30, 2014 (the toll was formally removed on June 20, 2014 by order of the Governor). RITBA continues to control the four bridges in the East Bay (Newport Pell, Jamestown, Mount Hope, and Sakonnet) and a portion of Route 138. To make up for the loss of toll revenue on the Sakonnet River Bridge, Article 21 transferred 3.5 cents ($0.035) per gallon of the State gas tax to RITBA beginning July 1, 2014 to be used for maintenance expenses, capital expenditures and debt service on any of the Authority’s projects.

Article 21 made additional changes that resulted in new revenue to the RIHMA, including: (i) authorization to increase the gas tax every other fiscal year equivalent to the increase in the Consumer Price Index (CPI), rounded to the nearest 1.0 cent increment; (ii) transfer of fees collected for the issuance of certificates of title; (iii) transfer of surcharges collected on vehicle rentals; (iv) imposition of a new $25 fee on dismissals based on good driving records; (v) increase of the fee on motor vehicle inspections from $39 to $55, $32 of which will go to the RIHMA; and (vi) transfer of most motor vehicle related fees over a three year period, with 25.0% transferred in FY 2016, 50.0% in FY 2017, 60.0% in FY 2018 and 100.0% in FY 2019.  As part of the FY 2020 Budget, the General Assembly revised this allocation to retain 5.0% of RIHMA receipts in the General Fund.

Motor Fuel Tax

The Intermodal Surface Transportation Fund is supported by the State’s 33 cents per gallon motor fuel tax. A motor fuel tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines for operating or propelling motor vehicles on the public roadways of the State other than fuel used: (i) for commercial fishing and other marine purposes    other than operating pleasure craft; (ii) in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers, and farmers; (iii) for the operation of airplanes; (iv) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and, (v) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways. Taxes paid in prior periods are subject to refund if it is later determined that such tax was not due and payable on the motor fuel purchased.

In the 2014 Session, the General Assembly enacted legislation to index the motor fuel tax rate on a biennial basis to the Consumer Price Index for all Urban Consumers (CPI-U), as published by the United States Bureau of Labor Statistics as of September 30 of the prior calendar year, with the first indexation effective July 1, 2015. This change does not impact general revenue since effective July 1, 2009 the State’s General Fund no longer receives any of the revenues generated by the State’s motor fuel tax.  The indexation of the motor fuel tax rate resulted in an increase in the State’s motor fuel tax from $0.32 per gallon to $0.33 per gallon on July 1, 2015. There was no increase on July 1, 2017 because of low inflation.  As of July 1, 2019, the motor fuel tax rate indexed with inflation to become $0.34 per gallon.

In addition, the State charges a fee of one cent per gallon of motor fuel delivered to an underground storage tank (“UST”). Motor fuel tax receipts fund operating and debt service expenditures of RIDOT, as well as specific portions of transportation-related expenditures of RIPTA and the Department of Human Services (“DHS”). As of FY 2020, the 34 cents per gallon motor fuel tax and the one cent UST fee are allocated as follows: 18.25 cents to RIDOT; two cents to an indenture trustee to support debt service on motor fuel tax bonds; 9.75 cents to RIPTA, of which 9.25 cents are from motor fuel tax and 0.5 cents are from the UST fee; 3.5 cents to RITBA for maintenance expense, capital expenditures and debt service; one cent to DHS for its Elderly and Disabled Transportation Program, and the remaining 0.5 cents from the UST fee to the DEM’s UST Replacement Fund. In 2020, the Division of Taxation determined that inflation was insufficient for the tax to be adjusted for FY 2022. The next inflation adjustment review is for the period beginning July 1, 2023.

Dedication of Registration and License Fees

The State dedicates certain registration and license fees to transportation purposes, namely as a piece of the State match used towards the U.S. Department of Transportation’s federal highway program. This phased increase in registration and license fees began in FY 2014 and completed in FY 2019. Two-year registration and driver’s license fees were each increased by $30 ($10 per year for three-years), while one-year registration fees were increased by $15 ($5 per year for three-years). All existing vehicle registration and license fees, as discussed above under “Other Sources – Intermodal Surface Transportation Fund Revenues,” are transferred to the RIHMA. The 2017 General Assembly amended the disposition of RIHMA proceeds to provide RIPTA with $5.0 million in each FY 2018 and FY 2019 to support the subsidized fare program for senior and disabled transit users. The 2019 General Assembly made this a permanent allocation. The $5.0 million allotment is in addition to the 5% share of RIHMA available proceeds that is due to RIPTA under current law. The 2019 General Assembly also passed legislation as part of the FY 2020 Budget to retain 5% of RIHMA receipts in the General Fund in order to support the operations of the Registry of Motor Vehicles (“DMV”), responsible for collecting those receipts.

RhodeWorks Revenues

In February 2016, the General Assembly enacted legislation authorizing RIDOT to construct toll gantries at various locations along the interstate highways in Rhode Island. The revenues generated from these tolls will be deposited to the Rhode Island Bridge Replacement, Reconstruction and Maintenance Fund. Tolls will be assessed electronically only on vehicles classified by the Federal Highway Administration as Class 8 – single trailer, three or four axles up to and including Class 13 – seven or more axle multi-trailer trucks. The maximum toll amount for a one-way border-to-border trip through Rhode Island will not exceed $20 and the daily maximum amount of toll revenues collected upon the same individual large commercial truck will not exceed $40. The State evaluated contract proposals for the construction of 14 toll gantries, and the contracts were awarded in May 2017. Subsequently, two gantries were combined resulting in 13 toll gantries to be constructed. Collections began in June 2018 with two toll gantries. Eight toll gantries became operational during FY 2020, and one more in early FY 2021. The remaining two toll gantries will go live in FY 2022. Revenues from tolls were approximately $14.8 million in FY 2020. A lawsuit was filed against the State in federal court challenging the statute authorizing tractor-trailer tolling.

The 2016 General Assembly also authorized the Department to borrow up to $300 million in GARVEE bonds through Commerce RI to finance highway improvements, the repayment of which will be derived from and secured by future distributions of federal highway trust funds due to the State. GARVEE bonds in the principal amount of $245,925,000 were issued in the fall of 2016. The 2019 Assembly authorized new borrowing of up to $200 million in GARVEE bonds to finance highway improvements, predominantly the I-95 Viaduct Project. GARVEE bonds with par value of $165,555,000 were issued in spring 2020.

 Non-General Revenue Sources

Restricted Receipts

These expenditures reflect various dedicated fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under law to offset State expenditures for the programs under which such receipts are derived.

Federal Receipts

Federal receipts are revenues from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50% matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX, or Medicaid), and a block grant for Temporary Assistance to Needy Families (“TANF”). The federal participatory rate for Title XIX, known as the Federal Medical Assistance Percentage (“FMAP”), is recalculated annually. The major determinant in the FMAP rate calculation is the relative per capita income of the State.

The State receives significant amounts of federal financial assistance under grant agreements or joint state/federally financed programs which specify the purpose of the grant and conditions under which the funds may be used. Generally, these grants are subject to audit. The Single Audit for the State of Rhode Island is submitted to the Federal Single Audit Clearinghouse annually by the State. The Single Audit reports instances of federal non-compliance, questioned costs, and other matters to federal grantor agencies regarding the State’s administration of federal programs. These matters could result in federal disallowances and/or sanctions upon review by the respective federal agencies.

The State’s Fiscal 2020 Single Audit Report is due on June 30, 2021. The 2020 Single Audit will include new federal assistance relating to the COVID-19 public health emergency. Federal funds relating to expanded unemployment benefits under the CARES Act significantly increased federal assistance in the State’s Employment Security Fund in FY 2020. In conjunction with the significant increase in unemployment claims, fraudulent claims for unemployment benefits also increased significantly. Known fraudulent benefits have been quantified and accounted for within the State’s financial statements. The actual amount of benefits obtained fraudulently during FY 2020 may be significantly greater and may represent noncompliance with federal program requirements.

In the State's Fiscal 2019 Single Audit Report, the Auditor General observed material non-compliance in the administration of certain federal programs, which is reported in the Auditor General's "Single Audit Report" for that fiscal year. The more significant federal program findings relate to implementation of the RI Bridges (defined herein) integrated eligibility computer system, formerly known as the Unified Health Infrastructure Project ("UHIP"), which is used to administer multiple human service programs. As a result, the Auditor General expressed qualified opinions regarding compliance for six major federal programs (clusters) in the Fiscal 2019 Single Audit Report. The State has, and will continue to, dedicate substantial resources to resolving these issues in a timely manner.

State Expenditures

Medicaid

Medicaid is a health insurance program jointly funded by the federal government and the states to provide services to low-income children, pregnant women, parents of dependent children, the elderly, and people with disabilities. The federal government’s share of expenditures for most Medicaid services is the FMAP. The remainder is referred to as the nonfederal or state share. With passage of the  Patient Protection and Affordable Care Act of 2010, commonly referred to as the Affordable Care Act (“ACA”) states have the option of expanding coverage to include certain low-income adults with the federal government paying all program costs for the first three years and eventually paying 90% of the total cost. Rhode Island provides Medicaid assistance consisting of medical assistance, residential care, community- based services and case management activities to individuals who meet the eligibility criteria established for the various assistance programs operated by the Executive Office of Health and Human Services (“EOHHS”) and the four departments under its umbrella: DHS; the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals (“BHDDH”); the Department of Children, Youth and Families (“DCYF”) and the Department of Health.

The FY 2021 Enacted Budget includes $3.204 billion in funding for the Medicaid program, including $1.150 billion in general revenue funding. Overall, Medicaid represents 24.1% of the total FY 2021 Enacted Budget and 27.8% of the general revenue budget.

The FMAP is a calculation with significant impact on state health and human services spending. The formula that determines an individual state’s Medicaid rate is based on that state’s three-year average per capita income relative to national per capita income and represents the portion of medical services delivered under the Medicaid program that the federal government will contribute. States with a higher per capita income level are reimbursed a smaller share of their costs. By federal law, the Medicaid rate cannot be lower than 50% or higher than 83%. The federal contribution to any state’s administrative costs for Medicaid services is set at 50%. For Rhode Island, the projected rate for State FY 2020 is based on one-quarter of federal fiscal year 2019 and three-quarters of federal fiscal year 2020, resulting in a combined rate of 52.86%. The FMAP rate for all states was increased by 6.2 percentage points by Congress as part of the FFCRA (as defined herein). This increase is expected to remain in place for the duration of the COVID-19 pandemic.

The Rhode Island Consumer Choice Global Compact Waiver, or Medicaid Global Waiver, was approved by the Centers for Medicare and Medicaid Services (“CMS”) on January 16, 2009. The Global Waiver establishes a new federal-state agreement that provides Rhode Island with the flexibility to provide services in the least restrictive, most cost-effective way to meet the needs of its citizens. The waiver was effective until December 31, 2018; however, on December 20, 2018, CMS granted EOHHS an extension to December 31, 2023. Programs under the waiver include RIte Care, Rhody Health Partners, Rhody Health Options, Connect Care Choice, home and community-based services to elderly residents, residential and community support programs to adults with behavioral health and developmental disabilities, and breast and cervical cancer treatments. This waiver also allows the State to leverage Medicaid for services that were previously only State funded in DHS, BHDDH and DCYF.

On March 23, 2010, President Obama signed the ACA, which provides for national health-care reform. The ACA requires most U.S. citizens and legal residents to have health insurance by January 1, 2014, or pay a tax penalty, and expands Medicaid coverage to individuals and families up to 138% of the federal poverty level (“FPL”). It also provides for premium credits and cost-sharing subsidies for individuals and families between 139% and 400% of FPL. The ACA requires most employers to offer medical coverage, includes small business tax credits for employers with no more than 25 employees, and provides for a temporary reinsurance program for employers providing health insurance coverage to individuals over 55 years of age, but who are not eligible for Medicare. The ACA allows young adults to remain on their parents’ or guardian’s health plan until age 26. Issued regulations state that young adults are eligible for this coverage regardless of any of the following factors: financial dependency, residency with parent, student status, employment or marital status. The law does not require that a plan or insurer offer dependent coverage, but that if coverage is offered, it must be extended to young adults up to age 26. Prior to this change, Rhode Island required insurance plans that cover dependent children to cover unmarried dependent children until age 19, or until age 25 if a student, and if the dependent child is mentally or physically impaired, the plan must continue their coverage after the specified age.

Between 2014 and 2016, the federal government paid 100% of the cost of Medicaid for newly-eligible individuals. The rate of federal funding for these individuals (i) decreased to 95% for calendar year 2017, (ii) decreased to 94% for calendar year 2018, (iii) decreased to 93% for calendar year 2019 and (vi) will decrease to 90% for calendar year 2020 and all subsequent years, requiring a 10% State match.

States are required to maintain the same income eligibility levels through September 30, 2027 for children currently in Medicaid (the State’s Medicaid managed care program for families with children, pregnant women, and children under age 19 is referred to herein as “RIte Care”). For Rhode Island, this requirement applies to RIte Care eligibility for parents with income up to 133% of FPL, pregnant women with income up to 253% of FPL and children with income up to 261% of FPL. States cannot take actions to lower enrollment or make eligibility stricter. States can reduce provider fees but must prove that the reduction will not make it harder for Medicaid patients to get needed care; also, states may eliminate optional benefits.

In September 2011, former Governor Lincoln Chafee issued an executive order to establish the Rhode Island Health Benefit Exchange, renamed HealthSource RI (“HealthSource RI”), the State’s marketplace for purchasing health insurance. The 2015 General Assembly enacted legislation that: (i) establishes HealthSource RI as a division within the Department of Administration; (ii) authorizes HealthSource RI to operate a state-based exchange to meet minimum federal requirements; and (iii) authorizes the Department of Administration to charge an assessment on insurers offering products on the exchange, which cannot be more than the revenues that would be raised through the federally facilitated marketplace. The assessment is estimated to generate $20.2 million in FY 2021. The FY 2021 Budget includes $1.4 million from general revenues to be used in conjunction with the revenues from the assessment for the operations of HealthSource RI.

HealthSource RI began accepting applications on October 1, 2013. Health plans offered through the marketplace are categorized into tiers based on the level of benefits and cost sharing requirements. Individuals in households with income below 400% of FPL, who are not Medicaid eligible, will receive federal subsidies to reduce the cost of commercial health plans purchased through the exchange. The 2013 General Assembly created a premium assistance program to aid in the transition to coverage through the exchange with the State paying 50% of the cost of commercial coverage, after subtracting what the parents are currently paying for RIte Care coverage and any federal tax credits or subsidies that are available.

Principal Governmental Services

Principal State governmental services are functionally divided into six major areas: General Government, Human Services, Education, Public Safety, Natural Resources, and Transportation. They  are administered and delivered by fourteen departments, the Board of Education, and several public corporations.  All expenditures by such State agencies, including those funded by federal and restricted use sources, are budgeted by the Governor and appropriated annually by the General Assembly. The following paragraphs describe the major functions of State government.

General Government

General Government provides general administrative services to all other State agencies and carries out State licensure and regulatory functions. General Government includes those agencies that provide general administrative services to all other State agencies and those that carry out State licensure and regulatory functions. This function includes most elected officials, administrative agencies, including, but not limited to, the Department of Administration, the Department of Revenue, the Department of Labor and Training, the Executive Office of Commerce, and the Board of Elections, and regulatory agencies including, but not limited to, the DBR and the Public Utilities Commission.  The three major departments in the General Government function are the Department of Administration, the Department of Revenue, and the Department of Labor and Training.

Department of Administration

The Department of Administration is generally responsible for all central staff and auxiliary services for the State, including planning, budgeting, personnel management, purchasing, information processing, accounting, auditing, building maintenance, property management, and labor relations. The Department of Administration directs accounting and fiscal control procedures and is responsible for preparing the State’s annual fiscal plan and capital development program. The Department of Administration also administers the State-wide planning program for the comprehensive development of the social, economic and physical resources of the State. The Department of Administration also includes the Office of Internal Audit, which examines the books of account of all State departments and agencies and determines whether audits should be performed in accordance with a risk-based evaluation.

The Department of Administration includes the Office of Energy Resources, which is responsible for coordinating all energy-related matters, including energy security, energy efficiency, renewable energy and natural gas, and HealthSource RI.

Department of Revenue

The Department of Revenue includes the Division of Taxation, the Registry of Motor Vehicles, the Division of Lottery, the Division of Municipal Finance and the Office of Revenue Analysis. The Department of Revenue is also responsible for administering certain programs relating to State aid. Programs within the Department of Revenue are responsible for the assessment and collection of all  taxes; administration and enforcement of all laws pertaining to the operation and registration of motor vehicles; administration of a lottery system; monitoring and reporting on the financial condition of Rhode Island’s cities and towns; and assisting cities and towns in financial distress.

Department of Labor and Training

The Department of Labor and Training is responsible for administering benefit payment programs, workforce development programs, workforce regulation and safety programs, and the Labor Relations Board. The Department of Labor and Training is responsible for administering the payment of benefits to qualified unemployed workers from taxes collected from Rhode Island employers under the Employee Security Act. The Department of Labor and Training is also responsible for administering payments to workers under the Temporary Disability Insurance Act and the Worker’s Compensation Act. The Temporary Disability Insurance Act provides for the payment of benefits to workers who are unemployed due to illness or non-work related injuries from taxes paid by all employees. The Worker’s Compensation Act provides for the payment of benefits to workers who are unemployed due to work related injuries from insurance premiums paid by employers. The Department of Labor and Training also operates Employment Resource

Centers located throughout the State, which provide job referral, job placement and counseling and employment training and support services for adults and youths.

The Department of Labor and Training also enforces wage, child labor, parental and family medical leave laws; examines, licenses and registers professions such as electricians, pipefitters, and refrigeration technicians; and inspects all State buildings, public buildings, and city and town educational facilities for compliance with building codes. The Department also has primary responsibility for the collection of data on employment and unemployment in Rhode Island.

Human Services

Human Services includes those agencies that provide services to individuals, including medical assistance for eligible low-income populations (Medicaid, as described above) by EOHHS, care of the disabled by the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals; child protective and social services provided by the Department of Children, Youth and Families (“DCYF”); health programs at the Department of Health and DHS; and financial assistance and social services provided by DHS.

These departments are collectively under the managerial umbrella of the EOHHS. The Executive Office also functions as the “single state agency” for Medicaid administration in Rhode Island, maintaining full administrative oversight of the State’s Medical Assistance (Medicaid) Program, which includes the Children’s Health Insurance Program (“CHIP”).

Department of Human Services (DHS)

DHS administers and coordinates local, state and federal programs for cash assistance and social services. The responsibilities of the department include supervision of the following programs: child support enforcement, supplemental security income, general public assistance, supplemental nutrition assistance, TANF cash assistance, childcare assistance, home energy assistance, elderly transportation, and other services to the elderly. The Department also administers vocational rehabilitative services and services for the blind and visually impaired. The Department also manages the administrative and budgeting functions of the Office of Veterans Affairs.

RI Bridges/Unified Health Infrastructure Project.

The RI Bridges system (“RI Bridges”), formerly known as UHIP, is the new Rhode Island integrated eligibility system serving approximately a third of the State’s population for various health and human services programs, such as Medicaid, the Supplemental Nutrition Assistance Program (“SNAP”) and Healthsource RI. Upon phase 2 of its implementation in September 2016, the system experienced many functional problems in enrollment and eligibility processing, most of which have since been addressed.

Across the RI Bridges system, the number of defects has decreased well ahead of stabilization targets, blocked case numbers have reached manageable levels and case processing outcomes have improved significantly since 2019. In FY 2020, the State capitalized on the improved system stability to deliver key enhancements required to maintain system compliance, improve customer experience, establish efficiencies for workers, and reduce the ongoing cost of maintaining and operating the system. In addition, a new Mobile Application, “HealthyRhode”, was added to the RI Bridges platform along with the delivery of digital notices. Significant work was also done to further automate the LTSS program including the addition of robotics processing automation which further reduced processing backlogs. In FY 2021, the State remains focused on system enhancements in order to increase participation in the RiteShare program, reduce SNAP payment errors, improve SSI processing and address ongoing Medicaid eligibility requirements. In addition,

Oracle Processing Automation (OPA), the business rules engine which determines eligibility within the system, will also undergo a significant technical upgrade.

The State negotiated with the system developer, Deloitte, to recoup some of the system costs expended to date, to receive additional services at no charge, to fix and improve the system, and to cover any fines that may be levied against the State by the federal government. The State had not paid Deloitte since December 2016 and during that period the State negotiated $86 million in no-cost services and credits. During 2020, the State negotiated a contract extension with Deloitte through June 2021, which secured millions in additional service discounts for the period of the extension, as well as a $50 million compensatory cash payment to the State, of which $19.9 million was paid to federal partners.

In July 2020, EOHHS submitted to the federal government the federal fiscal year 2022 RI Bridges Implementation Advanced Planning Document (“IAPD”). Pursuant to the IAPD, EOHHS requested continued federal funding for the RI Bridges project, increasing the total cost of the project to $681.7 million, of which $84.4 million is allocated to federal fiscal year 2021. Project costs include development, maintenance and operations costs of RI Bridges since FY 2011, and operational costs for agencies served by the system. These include state personnel, a call center, and project management, business and technical support contracts. The State share is now projected at $162.0 million. Both CMS and Food Nutrition Services have approved the IAPD through September 30, 2021.

Department of Children, Youth, and Families

The DCYF is responsible for providing comprehensive, integrated services to children in the State in need of assistance. The Department is responsible for providing services to children who are without families or whose families need help in meeting the children’s basic needs.  Major functions of the Department include investigating child abuse, delivering services directly to children and their families in their own homes or foster homes, developing and providing alternative community-based living situations and administering juvenile corrections facilities and programs.

Department of Behavioral Healthcare, Developmental Disabilities and Hospitals

The Department of Behavioral Healthcare, Developmental Disabilities and Hospitals (“BHDDH”) provides services that include hospitalization, housing, vocational programs, inpatient and outpatient treatment, counseling, rehabilitation, transportation, and hospital level care and treatment. BHDDH provides these services either directly through the Eleanor Slater Hospital system, which operates at two sites, the Cranston Unit and the Zambarano Unit, and the Rhode Island Community  Living and Supports System (“RICLAS”), or through contracts with private, non-profit hospitals, and agencies. BHDDH organizes, sets standards for, monitors and funds programs primarily according to the nature of a client’s disability. BHDDH’s behavioral health services help people who have psychiatric disorders and severe mental illness, such as manic depression or schizophrenia.  BHDDH’s developmental disabilities services assist people with disabilities like cerebral palsy, epilepsy, autism, behavioral problems and other physical and mental conditions. BHDDH hospitals provide long-term care for people who need medical treatment and nursing care for problems associated with chronic illness. BHDDH also provides substance abuse prevention and treatment services, in addition to gambling addiction services.

Department of Health

The Department of Health is responsible for the health of the citizens of Rhode Island and as such makes investigations into the causes of disease, the prevalence of epidemics and endemics among the people, the sources of mortality, the effect of location, employment and other conditions, ascertain the causes and the best means for the prevention and control of diseases or conditions detrimental to the public health. The Department of Health also operates the State laboratory and the Medical Examiner’s Office.

Education

Education includes elementary and secondary education and higher education, as well as arts funding, historical preservation and heritage support and atomic energy commission research activities.

The 17-member Rhode Island Board of Education (the “Board of Education”) is responsible for pre-school through postsecondary education in the State. Within the Board of Education are two councils, the Council on Elementary and Secondary Education and the Council on Postsecondary Education. Each of the councils focuses on regulatory and governance issues that pertain to their respective area.

Council on Elementary and Secondary Education

The Council for Elementary and Secondary Education is responsible for the formulation and implementation of State-wide goals and objectives for elementary, secondary and special populations education and for the allocation and coordination of various educational functions among the educational agencies of the State and local school districts. The Council also establishes education aid reimbursement payments to local school districts, operates the Rhode Island School for the Deaf, the Metropolitan Career and Technical School (the “Met School”) and William M. Davies, Jr. Career and Technical High School (“Davies”), and supervises the State’s vocational-technical schools. The Council also operates the Central Falls School District. The Council appoints a Commissioner of Elementary and Secondary Education to serve as its chief executive officer.

State Takeover of Providence Public School District

The State, acting through the Board of Education and the Rhode Island Department of Education (“RIDE”), oversees the performance of schools and school districts that receive education aid funding. This oversight role includes adopting statewide standards for student performance, and annually assessing the performance of individual schools and school districts against such statewide standards. Pursuant to RIGL Section 16-7.1-5 (the “Crowley Act”), the State is required to intervene when a school or school district continually falls short of performance standards. State intervention initially consists of support and technical assistance.

In connection with its oversight role, RIDE identified the Providence Public School District (the “PPSD”) as consistently among the lowest performing districts in the State, based on objective criteria such as academic proficiency, absenteeism and graduation rates. Pursuant to the Crowley Act, the State, in collaboration with the PPSD, attempted to improve the PPSD through operational, policy and financial support, all of which were unsuccessful.

In May 2019, following the release of standardized test scores showing low levels of English and math proficiency among PPSD students, RIDE engaged the Institute for Education Policy at Johns Hopkins University (the “Institute”) to conduct a review of the PPSD to identify the challenges impeding reform efforts. The Institute’s review included a study of academic outcomes, observation of classroom instruction and interviews with students, teachers, administrators and community members. After completing its review, the Institute released a report in June 2019 (the “Hopkins Report”), which identified systemic deficiencies in the performance of the PPSD, including with respect to governance structure, management, health and safety, facilities, curriculum and academic instruction. The Hopkins Report concluded that such deficiencies were the cause of widespread unsatisfactory academic outcomes for PPSD students and demoralized teachers, staff, administrators and parents.

Pursuant to a decision and order of the Commissioner of RIDE dated October 15, 2019 in response to the Hopkins Report, the State assumed governance and management responsibility for the PPSD effective November 1, 2019. The State will appoint a “turnaround superintendent” to manage PPSD operations and develop and implement a long-term improvement plan for at least the next five years.

More than one year into the State intervention, the Commissioner of Education and the new superintendent have implemented changes including unifying Math and English Language Arts curriculum options, increasing professional development for teachers and improving support for multilingual learners (the majority of the PPSD students).

The COVID-19 pandemic required the district to make sure each student had tools and connectivity to keep learning. The RIDE/PPSD team worked over the summer to ensure students could learn safely in their classrooms and PPSD made continuous improvements to distance learning for students who relied on it.

In connection with its takeover of the PPSD, the State may be responsible for budget deficits and other costs relative to the PPSD, subject to the State appropriations and budget process. The extent of such costs is unknown at this time.

Council on Postsecondary Education

The Council on Postsecondary Education is responsible for the formulation and implementation of broad goals and objectives for public higher education in Rhode Island, including a comprehensive capital development program. In addition, the Council holds title to all public higher education institutions of the State, which include the University of Rhode Island, Rhode Island College, and the Community College of Rhode Island (collectively, the “State Colleges”). Although there is institutional autonomy, the Council is responsible for general supervision of public higher education, including adoption and submittal of the State higher education budget, property acquisition and management and approval of organizational and curriculum structures. The Commissioner of Postsecondary Education is appointed by the Council to serve as chief executive officer of the Council. RIHEBC issues  revenue bonds from time to time on the Council’s behalf to finance various capital improvements for the State Colleges, which revenue bonds are supported by certain revenues derived by the State Colleges and/or certain appropriations made by the State to the State Colleges.

Effective February 1, 2020, a new Board of Trustees for URI will be established. This new Board will assume all powers and authority currently maintained by the Board of Education and Council on Postsecondary Education. The new Board of Trustees will consist of seventeen (17) members to be initially appointed by the Governor with the advice and consent of the Senate. The Council on Postsecondary Education will continue to oversee Rhode Island College and the Community College of Rhode Island.

Public Safety

Public Safety includes those agencies responsible for the safety and security of the citizens of Rhode Island. Agencies included in this area of State government are the Department of Public Safety, the Department of Corrections, the Judicial Department, and the Attorney General’s office.

Department of Public Safety

The Department of Public Safety is comprised of the following agencies: State Police, E-911 Emergency Telephone System, Municipal Police Training Academy, Division of Sheriffs, Capitol Police,

Central Management Office and the Public Safety Grant Administration Office. The Director of the Department of Public Safety also serves as the Superintendent of the Rhode Island State Police.

Department of Corrections

The Department of Corrections is responsible for the confinement of sentenced and pre-trial adult offenders, the provision of various programs to encourage and assist offenders in modifying their behavior, and the provision of custody and program services for offenders sentenced or otherwise placed in community supervision.

The Department of Corrections is made up of two main programmatic areas, Institutional Corrections and Community Corrections. Institutional Corrections includes seven separate facilities and associated support services. Within Community Corrections are Probation and Parole, the Home Confinement Unit, a Risk Assessment Unit and the Furlough Program. Also included within the Department of Corrections budget, but with independent decision-making authority, is the State Parole Board.

The Department of Corrections also operates the Central Distribution Center, which purchases and warehouses food and other supplies for redistribution to State agencies and operates the Correctional Industries Program which employs inmates to manufacture various products or provide services to State and local agencies and non-profit organizations.

Natural Resources

Natural Resources includes those agencies responsible for protecting the natural and physical resources of the State and regulating the use of those resources. Agencies included in this area of State government are the Department of Environmental Management and the Coastal Resources Management Council.

Department of Environmental Management

The Department of Environmental Management (“DEM”) has primary responsibility for environmental programs and bureaus of the State. DEM is charged with the preservation and management of Rhode Island’s forests, parks, beaches, farms, fisheries and wildlife and with monitoring, controlling and abating air, land and water pollution. In addition, DEM plans, licenses and enforces laws regulating refuse and hazardous waste disposal, pesticides, individual sewage disposal systems, and non-coastal freshwater wetlands. DEM also works with the Coastal Resources Management Council to protect the State’s coastline and with the Water Resources Board and Department of Health to protect watersheds and ensure sufficient drinking water supplies. DEM is responsible for operating all State parks, beaches, and recreation facilities including bathing areas, public campsites, historical sites and more than 40,000 acres of public land.   DEM also operates commercial fishing ports in Galilee and Newport that house most of the State’s commercial fishing fleet. DEM administers grant and loan programs for municipal and non-profit organizations, and anti-pollution, open space, and recreational development and farmland acquisition programs.

Transportation

Transportation comprises the road construction, road maintenance, mass transit, and planning activities of RIDOT. The Department administers the Intermodal Surface Transportation Fund and within the Fund, the RIHMA, to fund transportation expenditures from dedicated user-related revenue sources. This highway fund concept has the advantage of relating the funding of transportation projects to those who utilize the services provided by those projects, by means of financing mechanisms paid directly by those end-users. This concept is also intended to provide a stable revenue stream to enable transportation projects to be financed on a pay-as-you-go basis.

Department of Transportation (RIDOT)

RIDOT is responsible for the integration of all modes of transportation into a single transportation system. RIDOT is organized to carry out its responsibilities for the construction and maintenance of all State roads, bridges, transportation facilities (other than those operated and maintained by RITBA), and the administration of State and federal highway construction assistance programs.

Financial Assistance and Oversight of Local Governments

Local Tax Relief

Starting in FY 2000, the local property tax levy on motor vehicles and trailers was to be phased out over seven years (subject to annual review and appropriation by the General Assembly) by providing increasing mandated exemptions against the assessed value of all motor vehicles. Local communities were to be reimbursed by the State for the value of the exempted amounts. The program was modified in subsequent legislative sessions. The General Assembly reduced the minimum mandatory exemption required to $500 (from $6,000) and appropriated $10.0 million annually for this program for FY 2011 through FY 2017.

In the 2017 Session, the General Assembly enacted changes to the Motor Vehicle Excise Tax Reimbursement Program that will end the ability of municipalities and Lincoln fire districts to tax motor vehicles over time, ultimately allowing no tax in FY 2024. The City of East Providence and Saylesville Fire District commenced the phase out one year later due to local use of a different fiscal year. Municipalities will be reimbursed by the State for the lost tax revenues. The minimum exemption and discount to the retail value will grow over a period of six years until the tax is no longer levied. The FY 2021 Enacted Budget includes $37.7 million for this program, which is $52.5 million less than provided in FY 2020. This reduction in aid was offset with new federal funding from the CARES Act to assist communities with costs incurred as a result of the pandemic. The FY 2022 Recommended Budget includes $129.7 million for this program, based on a forecast using the most recent tax levy data provided by municipalities and fire districts at the time the estimate was generated and continues the planned phase-out of this tax on the currently enacted schedule.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (“PILOT”) program and distressed communities aid program.

State Aid to Local Communities

Education Aid

The largest category of State aid to cities and towns is assistance programs for school operations and school construction.  In addition, the State makes contributions to the Employee Retirement System  of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost  of funding retirement benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula distributes education aid spending  among  school districts, State-operated schools, and charter schools. For school districts that receive more money under the new formula, the increase was phased in over seven years (through FY 2018). For school districts that receive less money under the new formula, the decrease is being phased in over ten years (through FY 2021). The funding formula aid program disburses funding to communities based on many factors, including wealth of the community, the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced-price meals.

In 2015, the General Assembly created the School Building Authority under the Department of Elementary and Secondary Education, and RIHEBC is charged with administering the School Building Authority Capital Fund. The School Building Authority is a funding mechanism designed to provide upfront funding for school projects. In 2018, voters approved $250.0 million in general obligation bonds to fund the School Building Authority Capital Fund.

In FY 2021, not including aid to State-operated schools, the General Assembly enacted $994.6 million in education aid to local school districts and charter schools through the funding formula ($1,024.4 million with the inclusion of formula aid to the State-operated Davies, the Met School, and the Rhode Island School for the Deaf). Included in this amount are stabilization funds to restore the State aid reduced due to the ten-year transition of the funding formula for the Davies, the Met School, and the Central Falls School District (currently, the State pays 100% of the local contribution for Central Falls).

In addition to redistributing current aid levels, the formula establishes nine categories of funding outside of the core formula amount. These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula. Under these categories, the State will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, the amount of the cost of any special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program), 50.0% of costs associated with LEAs (hereinafter defined) hiring new School Resource Officers, and support for English learners for new and innovative programs. Prior permanent bonuses for regionalized school districts were replaced with temporary bonuses that phase out over two years. The State appropriated aid totaling $36.8 million for these categories in the FY 2021.

There are also a handful of aid categories still being funded that pre-date the funding formula. In FY 2021, the General Assembly enacted general aid support of $4.6 million for internet access, administering the school breakfast program, textbooks for non-public schools, aid to the State’s recovery high school, and for a payment based on the number of group home beds in each community.

In addition to funding of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations. Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter. The level for each individual community is based upon the relationship between student enrollment and community wealth and takes into consideration the relative weight of school debt in the particular city or town to its total debt. The definition of reimbursable expenditures includes capital expenditures and debt service made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account. The State appropriated $80.0 million for this category in the FY 2021 Enacted Budget.

The final major category of State aid is State funding of teachers’ retirement costs. Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the State. Effective July 1, 2012, there is a defined contribution plan, which features both employer and employee contributions. For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%. These payments are made directly to the

Employees Retirement System of Rhode Island. The only public-school teachers who do not participate in this system are those at State-operated schools that are staffed by State employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and the Metropolitan Career and Technical School. The FY 2021 Enacted Budget includes $118.4 million in State share contribution based on projected expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (“PILOT”) program and distressed communities aid program.

Payment in Lieu of Taxes

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Eligible properties included in this program are private, non-profit institutions of higher education, non-profit hospitals, State owned and operated hospitals, veterans’ residential facilities, and correctional facilities occupied by more than one hundred residents. The FY 2020 Budget includes $46.1 million for this program. Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls. Article 2 of the FY 2015 Appropriations Act also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality’s assessment data for the following year’s fiscal payment, whichever is later. This change went into effect as of July 1, 2015.

Distressed Communities Relief Fund

The State makes payments to communities identified as distressed based upon criteria established by RIGL Section 45-13-12. Based on this criteria, the following municipalities are expected to receive distressed communities funds in FY 2020: Central Falls, Cranston, Johnston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket. Most funds are distributed based on the ratio of an eligible municipality’s tax levy to the total tax levy of all eligible municipalities. When a community falls out of the program, it receives a one-time transition payment of 50% of the prior year requirement, exclusive of any reduction for first year qualification. When a new community qualifies for the program, that community receives 50% of current law requirements for the first year. The remaining 50% is distributed to the other distressed communities proportionately. Appropriations of $2.6 million for the Distressed Communities Relief Fund were included in the FY 2021 Enacted Budget, which is $9.8 million less than provided in FY 2020. This reduction in aid was offset with new federal funding from the CARES Act to assist communities with costs incurred as a result of the COVID-19 pandemic.

Library Aid

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library. A portion of library aid is disbursed directly to local libraries, including private libraries, with the remainder disbursed to the individual cities and towns. Appropriations of $9.6 million are included in the FY 2021 Enacted Budget. The FY 2021 Enacted Budget also includes an appropriation of approximately $2.7 million to provide reimbursement to cities and towns for debt service in the construction of libraries.

Other Aid

Rhode Island also distributes to communities the proceeds of a state-wide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. Funds collected from this tax are distributed to cities and towns within the State, based on the ratio of the city or town population relative to the population of the entire State; the FY 2021 Budget includes an estimated $13.2 million to be distributed.

The State also distributes a 1.0% meals and beverage tax per the proportion of that tax collected in each community. For the FY 2021 Budget, the meals and beverage tax is estimated at $24.3 million. Similarly, the State distributes a 1.0% local hotel tax, as well as a 25.0% local share of the State 5.0% hotel tax which, when combined, provide municipalities a 2.25% gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality. In the FY 2021 Budget, an amount of $5.4 million from these hotel taxes is estimated to be distributed.

The State also provides funds through the Airport Impact Aid program to cities and towns that host airports and expects to distribute a total of $1.0 million in FY 2021.

General Fund Operating Results and Free Surplus

State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. By law, unexpended balances of the Judicial and the Legislative branches are reappropriated at their request. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

The Governor is required to submit a balanced budget. The General Assembly is also required to enact a balanced budget.

The Budget Office is required to prepare quarterly reports which project the year-end balance assuming current trends continue under current laws, and the typical cyclical expenditure patterns prevail over the course of the year. These consolidated reports are released within forty-five days of the end of each of the first three quarters of the fiscal year.

The Budget Officer is also a principal in the REC, which is held each November and May to estimate revenues and caseloads for the current fiscal year and the budget year. The REC was created in 1990 to provide the Governor and the General Assembly with estimates of general revenues. The principals of the REC are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. The principals hear testimony from the State’s outside economic consultant, IHS Markit, on economic forecasts for the United States and the State. The REC is required by statute to meet at least twice a year (specifically, November and May) but can be called at any other time by any member. The principals must reach consensus on revenues. In 1991, the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the REC, was established to adopt welfare and medical assistance caseload estimates.

Also, the Budget Office is required to publish five-year forecasts of expenditures and revenues for submission to the General Assembly as part of the annual budget process, and these forecasts over the years, based upon the information then available, have generally projected that out year expenditures will exceed revenues, at times by a substantial amount. The Budget Office's most recent projections for FY 2023 through FY 2026, which are based on the FY 2022 Recommended Budget and revenue forecasts from November 2020 REC, as well as changes proposed by the Governor, forecasted deficits of $374.4 million in FY 2023, $379.7 million in FY 2024, $363.7 million in FY 2025, and $318.9 million in FY 2026. The $374.4 million projected deficit in FY 2023 reflects the assumption that much of the federal support and other one-time strategies used to solve the FY 2022 deficit will be exhausted. This forecast did not take the newly enacted federal American Rescue Plan into account and thus the availability of this additional federal stimulus could significantly change assumptions used in this forecast. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e. taxes, fines, fees, etc.) will be required and/or expenditure controls will be put into effect.

FY 2020 Audited Closing

The State Controller issued the FY 2020 Audited Closing Statements on February 22, 2021. These statements reflected a general fund surplus of $156.2 million, which was $150.5 million greater than assumed in the final FY 2020 revised budget. General revenue receipts were $141.6 million higher than estimated, with personal income tax up $46.6 million and business corporations tax up by $15.7 million. Insurance Companies tax was up by $5.5 million, financial institutions tax up by $20.2 million and sales tax up by $38.4 million. General revenue expenditures were $22.2 million less than budgeted, with the largest surplus in the EOHHS at $51.2 million, followed by $50.4 million in the Department of Corrections. These surpluses were offset by deficits in the RI Emergency Management Agency ($64.0 million), the Department of Administration ($24.8 million) and Department of Health ($15.1 million). The Cash Stabilization Account was funded at $90.7 million.

The final FY 2020 audited closing statements contained material adjustments to the State’s preliminary FY 2020 general revenue closing position, primarily resulting from: (1) standard audit adjustments to various transactions identified by either the State Controller or the Office of the Auditor General, as is customary in any audited fiscal closing; and (2) a significant change to federal revenue recognition criteria under GAAP, which are applicable to Federal Emergency Management Agency (FEMA) grants under the Robert T. Stafford Disaster Relief and Emergency Assistance Act for qualifying pandemic response expenditures. It is these latter changes that resulted in the significant deficits in the RI Emergency Management Agency and the Department of Administration.

FY 2021 Enacted Revenues

Total General Revenue

The FY 2021 Enacted Budget estimates general revenues of $4.108 billion, including $70 million in expected additional carry forward from FY 2020, an increase of 1.1 percent from the audited FY 2020 amount. Enacted FY 2021 general revenues comprise $4.056 billion, as estimated at the November 2020 REC, plus $70.0 million of additional estimated carry forward from FY 2020 than assumed in the final FY 2020 revised budget and less $18.0 million to account for the temporary closure of the State’s two casinos in the fall of 2020 due to an increase in COVID-19 cases.

Personal Income Tax

The personal income tax is the largest source of general revenues with $1.450 billion in the FY 2021 Budget; reflecting anticipated growth of $44.9 million or 3.2 percent from audited FY 2020 revenue.

General Business Taxes

Business corporations tax revenues are estimated to reach $151.3 million in the FY 2021 Budget; reflecting anticipated growth of $2.7 million or 1.8 percent from audited FY 2020 revenue.

Insurance company gross premiums tax revenues are projected to reach $133.7 million, an increase of $3.2 million or 2.5% from the audited FY 2020 revenue.

The projected health care provider assessment is $42.0 million, a decrease of $600,286 from the audited FY 2020 revenue.

The FY 2021 Budget anticipates revenues totaling $131.26 million for the public utilities gross earnings tax, the financial institutions tax and the bank deposits tax, a decrease of $25.4 million from the audited FY 2020 revenue.

Sales and Use Taxes

Sales and use taxes revenues are expected to yield $1.213 billion in the FY 2021 Budget, reflecting anticipated growth of $45.4 million or 3.9 percent from audited FY 2020 revenue.

Excise Taxes (Other than Sales and Use Taxes)

The FY 2021 Budget includes excise taxes (other than sales and use taxes) of $178.0 million, an increase of $19.2 million or 12.1 percent from the audited FY 2020 revenue.

The FY 2021 Budget includes cigarette excise taxes of $155.0 million and $22.0 million for the alcohol excise tax.

Other Taxes

Revenues for the estate and transfer tax, racing and athletics tax and realty transfer tax, totaling $73.9 million, $3.9 million or 5.5 percent greater than audited FY 2020 revenue.

Departmental Receipts

The FY 2021 Budget includes $390.0 million in departmental receipts revenues, $44.9 million less than audited FY 2020 revenue. This decline is primarily due to the Hospital Licensing Fee being enacted at 5.0% of net patient revenues instead of the 6.0% level assessed in FY 2020, which accounts for $32.3 million of the year over year decline.

Other Sources

The FY 2021 Budget includes the other sources component of general revenues total of $293.1 million, a decrease of $55.6 million or 16.0 percent below audited FY 2020 revenue. Other sources of general revenue are comprised of the lottery transfer, other miscellaneous revenues and the unclaimed property transfer.

Lottery revenues are anticipated in the amount of $272.5 million, reflecting a decline of 4.0 percent from audited FY 2020 revenues.

FY 2021 revenues for the unclaimed property transfer in the amount of $10.3 million is $1.8 million less than audited FY 2020 revenues.

November 2020 Estimating Conferences

November 2020 Caseload Estimating Conference

The November 2020 Caseload Estimating Conference (the “November 2020 CEC”) was held on November 2, 2020 and resulted in updated estimates for cash assistance caseload and medical assistance expenditures for FY 2021 and initial estimates for FY 2022. In comparison to the May 2020 Caseload Estimating Conference (the “May 2020 CEC”), the November 2020 CEC adopted estimate for FY 2021 decreases expenditures for cash assistance by $10.5 million and medical assistance by $80.3 million, resulting in total expenditures of $2,801.0 million. The estimated decrease in cash assistance expenditures assumes reduced costs for childcare subsidies and payments the State provides to eligible low-income individuals (age 65 or older, blind or disabled) to supplement benefits received under the federal Supplemental Security Income (“SSI”) program. The estimated decrease in medical assistance expenditures assumes lower enrollment in managed care plans, fewer individuals receiving the curative treatment for Hepatitis C and increased expenditures for long term care services.

FY 2022 costs are estimated at $2,793.7 million, a decrease of $7.3 million as compared to the FY 2021 adopted estimates. This decrease includes an additional $644,340 for cash assistance and a decrease of $7.9 million for medical assistance. Included in the FY 2022 estimate is $71.6 million for DSH (defined below) payments (comprised of federal and state monies), a decrease of $73.7 million from the FY 2021 adopted estimate.

Under the Disproportionate Share Hospital (“DSH”) program, payments are made to hospitals that serve many Medicaid recipients and uninsured individuals. DSH payments are funded by the federal government, with states providing matching funds. The federal government has been planning to phase out this program but has consistently delayed these plans. As of the November 2020 CEC, the program was expected to be phased out commencing in FY 2021. As a result, the Conferees estimated FY 2022 DSH payments to hospitals would be reduced by $70.7 million; of this amount, $33.4 million was state matching funds that would not be expended. Subsequent to the November 2020 CEC, Congress enacted the Consolidated Appropriations Act of 2021, which postponed the phase out of the DSH program through federal fiscal year 2024. Thus, resources needed to fully fund this program, including the state matching funds of $32.6 million, are recommended to be restored in the FY 2022 Recommended Budget.

The $70.7 million reduction in DSH payments adopted at the November 2020 CEC was expected to be offset by estimated increases in FY 2022 expenditures for managed care ($44.3 million), long-term care ($11.5 million), other medical assistance programs ($7.0 million) and cash assistance ($644,340).

General revenue expenditures are estimated to decrease by $131.0 million for FY 2021 as compared to the May 2020 CEC, then increase by $71.6 million in FY 2022. The significant changes in general revenue funding are due to the continuation of the enhanced FMAP rate through the first three quarters of FY 2021 described under “Federal Receipts”.

November 2020 REC

The November 2020 REC was held on November 6, 2020 and resulted in updated revenue estimates for FY 2021 and initial estimates for FY 2022. The conferees estimated general revenue receipts of $4,056.4 million in FY 2021, an increase of $330.6 million as compared to the May 2020 REC. Personal income taxes are estimated to be $154.6 million higher, sales and use taxes $103.7 million higher, cigarette taxes $24.4 million higher and inheritance and gift taxes $13.2 million higher than previously estimated. These gains are offset by decreases in department receipts of $13.0 million and financial institutions taxes of $2.7 million.

Estimates for FY 2022 resulted in projected revenues of $4,045.0 million, $11.5 million less than the updated FY 2021 estimate. This decrease was mostly due to a $141.0 million decrease in departmental receipts because of the sunset of the Hospital Licensing Fee. This fee is traditionally renewed by the General Assembly on an annual basis but cannot be included in the REC estimates because it is not current law. Projected personal income tax revenue decreases by $11.3 million, which sales and use tax revenue is projected to increase by $50.7 million. Lottery revenues are projected to rebound from the impact of the COVID-19 pandemic and increase by $83.8 million.

FY 2021 Revised Revenues

Due to the COVID-19 pandemic, the FY 2021 budget was not enacted by the General Assembly until December 2020. The enacted budget used revenue assumptions from the November 2020 REC, with one change: the General Assembly assumed that the closure of the two casinos in the State as a COVID-19 mitigation measure would lead to an $18 million loss of revenue. The FY 2021 Revised Budget recommends a decrease of $38.9 million in revenue over the amount in the enacted budget.

The recommended revisions to the FY 2021 adopted estimates is mainly attributable to PPP changes. Under the CARES Act, as initially enacted by Congress that forgiven PPP loans would not be considered taxable income. However, under the Consolidated Appropriations Act of 2021 as enacted in late December 2020, expenses paid using PPP loans could be deducted from federal tax liability. This December 2020 federal law change was not included in the November 2020 REC estimates. Rhode Island is coupled with these federal law changes, causing an estimated loss of $86.3 million in state general revenue in FY 2021. In order to mitigate part of this loss, while keeping a significant portion of this tax relief for Rhode Island businesses, the FY 2021 Revised Budget includes a partial “decoupling” solution: forgiven PPP loan amounts below $150,000 would be tax exempt but amounts above this would be taxable. This is expected to mitigate approximately $3.6 million of the loss in FY 2021.

After incorporating changes in the FY 2021 Revised Budget, revenue for FY 2021 reflects a 1.6 percent decline in total general revenue from the audited FY 2020 amount. A substantial decline in general business tax and lottery revenue, along with mild growth in personal income tax revenue, accounts for this decline. This is partially offset by strong sales and use tax revenue. Notable impacts to selected revenue categories in FY 2021 are described below.

Personal Income Tax

Revised FY 2021 personal income tax revenues are estimated to grow at an annual rate of 1.2 percent. The State saw an influx of tax payments in July 2020 due to the delay in the federal and State income tax filing deadlines. These payments, totaling $160.1 million, were accrued back to FY 2020. The slowly recovering employment picture is expected to lead to sluggish growth of withholding payments of 1.4 percent in FY 2021.

Sales and Use Taxes

FY 2021 revised sales and use tax revenues are projected to increase by 4.9 percent over FY 2020 audited revenues. By itself, the State’s sale tax revenue is expected by grow by 3.9 percent in FY 2021. Federal stimulus payments and enhanced unemployment insurance benefits have helped maintain consumer spending levels. In fact, consumption during the COVID-19 pandemic has shifted to taxable goods and away from nontaxable services. Cigarette revenue is also expected to increase in FY 2021, as a ban on menthol cigarettes in Massachusetts may lead to increased cigarette sales in Rhode Island to Massachusetts residents.

Business Taxes

General business taxes are expected to decrease in FY 2021 over FY 2020 audited revenue by 15.7 percent. As mentioned above, the largest driver of business tax revenue in FY 2021 comes from the federal PPP changes. Absent the impact of this federal policy change, business tax revenue was expected to decline by 4.2 percent in FY 2021. This is mostly due to abnormally strong collections in financial institutions tax in

FY 2020 which are returning to normal levels. The largest component of business taxes, business corporations tax, was expected to grow by 1.8 percent before the PPP law change. The tax category is now expected to shrink by 35.1 percent.

Lottery

Lottery revenues in FY 2021 are expected to decline by 8.3 percent, as the State undergoes a phased reopening of casino operations. The FY 2021 Enacted Budget assumed that Covid-19 related closures during December 2020 would cost the State $18 million in lottery revenue. Analysis of actual December receipts shows that the impact of this pause was smaller than expected, resulting in a $5.7 million increase in lottery revenue in the FY 2021 Revised Budget.

Hospital Licensing Fee

The FY 2021 Revised Budget includes a proposed increase of the hospital licensing fee to 6.0 percent of net patient-services revenue from the currently enacted level of 5.0 percent. This proposal would increase general revenue by $32.3 million in FY 2021.

Miscellaneous

The FY 2021 Revised Budget also includes $5.9 million in bond proceeds, and a reduction of $0.3 million to account for the allocation of tax revenue to support a project under the City of Pawtucket Downtown Redevelopment Act. This latter reduction is spread across personal income, business corporations, and sales and use tax. There is also a $0.7 million decrease in general revenue in FY 2022 due to this redevelopment project.

FY 2022 Recommended Revenues

FY 2022 Recommended Budget revenues are comprised of $4.045 billion of revenue estimated at the November 2020 REC for FY 2022 and $200.6 million of recommended changes to these adopted estimates. Below are descriptions of selected FY 2022 revenue proposals.

Adult-Use Marijuana Program

The FY 2022 Recommended Budget proposes a strictly regulated legal market for adult-use marijuana in the State. This proposal would create a weight-based excise tax on marijuana cultivation, an additional retail excise tax of 10 percent, and apply sales tax to marijuana transactions. The proposal allocates 25 percent of these revenues (along with licensing fee revenue) to the regulatory, public health, and public safety costs associated with adult-use marijuana. An additional 15 percent of these revenues are allocated to cities and towns. Adult-use marijuana sales are expected to start in April 2022. Given the limited sales revenue in FY 2022, the share of revenue devoted to state expenditures is temporarily increased to 70 percent in FY 2022. This revenue supports various public health and safety needs, including a $1.1 million investment dedicated to substance abuse education in health equity zones, $0.5 million in funding for local police, and $0.3 million to help the State oversee prevention and treatment programs.

Federal Paycheck Protection Program (PPP) Changes and Decoupling

The federal PPP changes discussed in the FY 2021 adjustments above will also impact the State in FY 2022, with an expected revenue loss of approximately $47.0 million. The proposal to “decouple” the State from these federal changes is expected to recover approximately $64.1 million in revenue in FY 2022.

Across both fiscal years, the State is expected to lose $133.3 million in revenue, and gain $67.7 million in revenue through decoupling.

Employment and Housing

The Governor recommends modifying the real estate conveyance tax to add a new bracket for properties valued over $700,000. The marginal revenue from this change, which would be effective January 1, 2022, is estimated to be $1.7 million. This revenue will be deposited into a new restricted receipt account called the Housing Production Fund. Additionally, the FY 2022 Recommended Budget proposes to reallocate 27 percent of the state share of the realty transfer tax to the Housing Production Fund, beginning in January 2022. This will shift $0.9 million to the Housing Production Fund in FY 2022, and $2.0 million in FY 2024 and onward. These two initiatives will create a dedicated funding stream to support new affordable and workforce housing in the State.

Sales Tax License Fee Elimination

The FY 2022 Recommended Budget includes an initiative to permanently eliminate the sales tax license fee. This is a fee currently mandated in statute, which businesses pay in order to be registered by the Department of Taxation to do business in Rhode Island. Currently this fee is set by statute at $10 annually per business, and the Governor’s proposal to eliminate the fee will result in an approximately $330,000 revenue decrease for the State annually.

Revenue for Environmental Management

The FY 2022 Recommended Budget includes a suite of fee and fine increases that will raise general revenue for the protection of Rhode Island’s beaches and beautification of its parks. The Governor proposes increasing the fines and penalties that can be assessed by the Coastal Resources Management Council (CRMC) to a maximum of $10,000 per violation, from the current limit of $2,500 per violation. The Governor also proposes increasing certain agricultural chemical product registration fees, including pesticides and commercial feed and fertilizer. Finally, the Governor proposes modest increases in beach and port parking fees in order to raise revenue to invest back into maintenance and beautification of the state’s parks and beaches. In total, these natural resources initiatives would raise $2.0 million in general revenue in FY 2022.

Health Care Reforms

The FY 2022 Recommended Budget includes several measures related to health care reform and public health that impact general revenue. There are two new fees from the Department of Health related to requests for public health data and monitoring activities regarding shellfish sanitation. The budget includes a new penalty for employers who fail to submit information to the state’s RIte Share program (which subsidizes employer-based insurance for Medicaid-eligible employees). Altogether, these items are expected to increase general revenue by $1.0 million in FY 2022. There are other policy changes that decrease general revenue. The Governor recommends joining interstate medical licensing compacts for nurses, physicians, emergency medical personnel, psychologists, and physical therapists, which will reduce licensing fees in some of those professions. There are also general revenue impacts from some of the Medicaid initiatives which reduce health insurance and nursing home tax revenue. Together, these items are expected to decrease general revenue by $0.7 million.

Fee Changes

The Governor proposes four items that will result in increased fee revenue for the State. The FY 2022 Recommended Budget raises the broker-dealer licensure fee and expands eligibility for an engineer’s license. The FY 2022 Recommended Budget includes reductions in the Department of Correction’s work release fees, which is expected to increase program utilization These proposals are expected to raise $2.8 million in additional revenue. Finally, the budget includes enhances staffing and higher penalties for misclassification and workplace fraud, which are anticipated to raise $0.5 million in revenue.

Hospital Licensing Fee

The FY 2022 Recommended Budget includes a reenactment of the hospital licensing fee at 6.0 percent of net patient-services revenue, using hospital fiscal year 2020 as the basis of that patient revenue figure. This proposal would increase general revenue by $178.2 million in FY 2022.

Transfers

The FY 2022 Recommended Budget includes transfers of excess funds in the amount of $1.0 million from the Underground Storage Tank fund.

Miscellaneous

The Governor also recommends a variety of other general revenue changes for FY 2022. The proposed budget includes initiatives that will result in modest increases in general revenue: transferring administration of the commercial driver’s license road test program from CCRI to the DMV, clarifying the tax-exempt status of the Wavemaker Fellowship program, and reducing lottery marketing costs. These initiatives total $0.5 million in additional revenue. The Governor also proposes to eliminate the sunset on the Department of Revenue’s Central Collections Unit, which has seen rapid growth in collections and is expected to return $1.4 million in collections to the state. The FY 2022 Recommended Budget also proposes delaying mandatory reissuance of license plates for one year to July 1, 2022. This would result in a $3.4 million revenue decrease for the state in FY 2022. However, the revenue decrease is offset by the deferment of the expenses associated with the plate reissue. These revenues and expenses would be deferred until FY 2023.

American Rescue Plan

The American Rescue Plan (“ARP”) was signed into law by President Biden on March 11, 2021. ARP was the sixth COVIE-19 relief bill enacted by Congress and provides approximately $1.9 trillion in assistance. ARP includes significant fiscal relief funding for state and local governments, as well as additional funding for numerous federal grant programs.

Rhode Island is expected to receive approximately $1.12 billion in discretionary stimulus funds. States are waiting for official guidance from the U.S. Treasury on the permitted uses of these funds, but the ARP legislation provided that this funding should be used to (1) respond to the public health emergency or its negative economic impacts; (2) assist workers performing essential work; (3) support government services to the extent of a reduction in revenue due to the public health emergency; and (4) make necessary investments in water, sewer or broadband infrastructure.

While awaiting federal guidance, Governor McKee has begun a process to establish the strategic priorities on the use of these funds based on the following principles:

• Setting Rhode Island on a path to greater fiscal resilience;
• Making good quality education available to all Rhode Island students;
• Building an inclusive economic recovery and getting Rhode Islanders back to work; and
• Investing in infrastructure that ensures sustainability.

FY 2021 Enacted Expenditures

The General Assembly enacted a budget with total expenditures of $12,730.4 million, which is $936.9 million more than enacted by the 2020 General Assembly for FY 2020 and $2,535.4 million more than the Governor recommended for FY 2021. The FY 2021 Enacted Budget contains $4,153.3 million from general revenues, which is $194.6 million more than enacted for FY 2020 and $94.5 million less than the Governor recommended.

Both the final FY 2020 Budget and FY 2021 Enacted Budget included significant appropriations of federal funds made available to the State under various COVID-19 related legislation, including the $1.25 billion provided under the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). The General Assembly did not enact any new revenue or budget initiatives recommended by the Governor, nor any major budget reductions to agency budgets that were not offset by a corresponding increase in federal or other source revenue.

FY 2021 Second Quarter Report

The State Budget Office issued its statutorily required report on the status of revenues and projected expenditures as of the end of the second quarter of FY 2021 on February 15, 2021. The report reflected a $43.7 million surplus for FY 2021. This projected budget surplus is due to: (i) an opening surplus of $250.4 million; (ii) reappropriations of $5.3 million; (iii) current year general revenues of $4,056.4 as determined by the November 2020 REC and subsequently revised downward by $18.0 million in the FY 2021 Enacted Budget; (iv) $128.7 million in reserve fund contributions; and (v) a net downward revision in agency spending of $31.5 million relative to enacted appropriations.

Extension of the FFCRA-Enhanced FMAP: on March 18, 2020, the President signed into law the Families First Coronavirus Response Act (“FFCRA”), which provided a temporary 6.2 percentage point enhancement to each qualifying state’s FMAP effective January 1, 2020, and extending through the last day of the calendar quarter in which the public health emergency declared by the Secretary of Health and Human Services for COVID-19 terminates. The FMAP is the rate at which the federal government shares in the cost of a state’s Medicaid and Title IV-E programs. All else equal, an increase to the FMAP decreases the State’s share of the overall funding obligation for these programs.

At the time of the enactment of the FY 2021 Appropriations Act (December 2020), the public health emergency had been extended through January 21, 2021. The FY 2021 Enacted Budget thus assumed that the FFCRA-enhanced FMAP would be available until March 31, 2021, or for the first three quarters of FY 2021.

Effective January 21, 2021, the public health emergency declaration was extended for a period of 90 days, cementing the availability of the FFCRA-enhanced FMAP for the final quarter of FY 2021, and yielding estimated additional savings of $34.5 million. While receiving the enhanced FMAP, states are prohibited from terminating an individual’s Medicaid enrollment unless they are deceased, move out of state, or request a voluntary termination. The caseload impact of this provision, which dampens the general revenue savings, was accounted for in the formulation of this savings estimate.

The FY 2021 Enacted Budget recognized $10.0 million in general revenue savings stemming from the anticipated approval of a Medicaid State Plan Amendment (“SPA”) requesting the reinstatement of federal financial participation for certain classifications of patients at the Eleanor Slater Hospital. Since budget enactment, this savings estimate has been revised downward to $6.7 million, due primarily to a change in the applicable census. As a result, the second quarter report contains the restoration of $3.3 million compared to the FY 2021 Enacted Budget.

The Consolidated Appropriations Act, 2021, enacted by Congress in December 2020, included a unfunded mandate to provide youth who are aging out of foster care, or have aged out in the prior year, with services and case management. Specifically, states cannot require a child to leave foster care due to years of age (21), thus preserving Title IV-E eligibility even if they are not able to meet the participation (work and school) requirements for extended foster care. States are also required to provide re-entry to foster care to youth who aged out during the pandemic and have not reached age 22 and must facilitate the re-entry process. DCYF is in the process of procuring contracts for these services, the estimated cost of which is an additional $460,000 in FY 2021.

The Office of Healthy Aging (“OHA”) is projecting a general revenue surplus compared to the FY 2021 Enacted Budget, largely attributable to lower-than-anticipated caseloads identified in the Costs Not Otherwise Matchable (“CNOM”) programs for adult day and home care (the “At-home” programs). With the onset of COVID-19 vaccinations for the elderly, OHA projects a slight increase in participation in the At-home programs in the fourth quarter of the fiscal year resulting in increased costs of $776,745.

FY 2022 Recommended Expenditures

The FY 2022 Recommended Budget was submitted to the General Assembly on March 11, 2021.

The recommended budget focuses on five primary goals:

• Arming the State with the proper tools to navigate the COVID-19 pandemic;
• Expanding access to mental health and substance use disorder services;
•	Addressing equity and social justice in the delivery of criminal justice and human services programs;
• Helping businesses, particularly small businesses, most impacted by the pandemic; and
• Ensuring PK-12 education and childcare systems continue to improve.

The recommended budget includes targeted initiatives to provide relief and opportunity to individuals, businesses, and communities that were among the hardest hit by the pandemic.

Expand Access to Mental Health and Substance Use Disorder Services

The Governor proposes funding the supports through the Opioid Stewardship Fund (“OSF”), comprised of registration fees paid by manufacturers and distributors of opioids. The proposed OSF-funded initiatives total approximately $6.2 million and focus on expanding addiction treatment services.

Medication-Assisted Treatment Expansion. The Governor recommends an increase of $846,628 to expand the Medication-Assisted Treatment (MAT) program at the Adult Correctional Institutions (ACI). The program offers medication-assisted substance use treatment, typically in the form of Suboxone, to incarcerated persons. With the additional funding, MAT will be offered the night of commitment to people whose stays in the ACI may not be long enough to support traditional induction into the program.

Prescription Drug Monitoring Program Improvements. The Governor recommends additional funding for the Prescription Drug Monitoring Program (PDMP). The PDMP collects dispensing data for Schedule II, III, and IV prescriptions from all pharmacies in the state. An allocation of $135,000 to the Executive Office of Health and Human Services is recommended for system integration work, which would allow prescribers and pharmacists to log into the PDMP through their own electronic health records, improving their ability to help stem the State’s opioid epidemic.

Behavioral Health Online Database Enhancement. The Governor proposes investing $350,000 in the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals’ behavioral health database system to secure a 90 percent federal match. The agency would use this funding – $665,000 – in all to develop a replacement for the Behavioral Health Online Database, which would enhance the ability to conduct evaluation and analytics on substance use disorder services and open the door to future expansions, such as a centralized waitlist for residential treatment.

Recovery Friendly Workplace Expansion. The Governor recommends allocating an additional $200,000 to the Recovery Friendly Workplace program to foster a supportive environment within workplaces for individuals who are recovering from substance use disorders. The initiative is implemented through the Recovery Friendly Workplace organization at Rhode Island College, and provides coaching and counseling to employers to promote recovery supports in the workplace.

Recovery Housing for Alcohol Use Disorder. The Governor recommends allocating an additional $780,000 to support recovery and supportive housing for people with alcohol use disorder. Current State Opioid Response (SOR) grants from the federal government provide supportive housing for individuals recovering from opioid or stimulant abuse but are no longer available for individuals recovering from alcohol use disorder. The proposed funding would ensure that housing vouchers and other supportive services remain available to meet the needs of this population. Supportive housing programs have a strong evidence-based history of reducing crime and recidivism, as well as helping individuals transition back into the community after treatment or incarceration.

Medicaid Long-Term Care Services. The FY 2022 Recommended Budget includes $4.0 million in general revenue to fund the following changes to the Medicaid Long-Term Services and Supports (LTSS) system: (i) increasing the home care rate for providers; (ii) increasing the stipend rates by 10 percent for shared living caregivers; and (iii) increasing the HCBS Maintenance of Need Allowance to more appropriately reflect household expenses.

The State is developing a project at the Eleanor Slater Hospital in part to comply with the federal Olmstead Act. This initiative closes the State’s aging long-term acute care hospital facilities and creates a new stand-alone Institute for Mental Disease (IMD) at the Benton facility on the Pastore Campus in Cranston. The proposal also includes a recommendation to construct a newly licensed long-term care facility on the Zambarano campus in Burrillville estimated at a cost of $64.9 million and financed with Certificates of Participation (COPs) debt financing of which $53.6 million in new borrowing is requested. Rhode Island is the only state in the country still operating under the current hospital model of care without a stand-alone state psychiatric facility. This proposal ensures that Rhode Island meets national healthcare delivery best practices by treating individuals with much shorter lengths of stay, shifting treatments to comprehensive mental health services in the community rather than restrictive settings.

The FY 2022 Recommended Budget includes a proposed expansion of the Office of Health Aging’s At Home Cost-Share Program, which assists with the costs of in-home and adult day health services for non-Medicaid eligible persons. The budget proposes expanding the program by increasing eligibility from 200 percent of the Federal Poverty Line (FPL) to 250 percent. With a federal match, the total funding increases by approximately $1.8 million. The expansion would keep approximately 436 Rhode Islanders age 65 and over in their homes longer by having access to home care or participating in adult day health programs.

Small Business Recovery Fund. The FY 2022 Recommended Budget includes $30 million from remaining funding through the CARES Act to support small business recovery through grants and technical assistance. The awards will be disbursed in FY 2021 to ensure that businesses impacted by the pandemic receive assistance as quickly as possible.

Small Business Assistance Program

The FY 2022 Recommended Budget includes $1.0 million in general revenue financing for the Small Business Assistance Program, which supports small businesses and entrepreneurs in Rhode Island that have difficulty obtaining credit from traditional lending organizations. It allows lending partners to provide technical assistance services, including business planning, financial education, credit counseling, and marketing advice. This initiative would double the appropriation to this program, from $500,000 in FY 2021 to $1.0 million in FY 2022.

Cash Flow

The State’s cash position has remained positive for the past nine years and has allowed the State to avoid having to issue tax anticipation notes since FY 2012. As described further below under “State Direct Debt/Tax Anticipation Notes/Liquidity Facilities”, the State established two lines of credit for $150.0 million each at the start of the COVID-19 public health emergency. The minimum draw of $5.0 million from each line was in place for most of 2020, but both lines were repaid and terminated in March 2021.

Current projections for the State’s cash position remain positive and the State does not currently anticipate having to issue tax anticipation notes during FY 2022, but the Governor’s FY 2022 Recommended Budget does include a request for authorization to issue up to $300.0 million in tax anticipation notes, if needed.

State Indebtedness

Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, this limitation has been judged to include all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes and bonds and obligations guaranteed by the State. However, non-binding agreements of the State to appropriate monies in support of obligations of a public corporation, such as the Capital Reserve Funds (defined below) of Commerce RI and RI Housing, or to appropriate monies to pay rental obligations under state long-term leases, such as the  State’s lease agreements with RICCA, are not subject to this limitation.

Public Finance Management Board and Debt Affordability Study

Public Finance Management Board

The Public Finance Management Board (the “PFMB”) was created during the 1986 Session of the General Assembly to provide advice and assistance to issuers of tax-exempt debt in the State. The PFMB is charged with the responsibility of collecting, maintaining and providing information and advice on state, municipal and regional authorities, agency boards, commissions, public or quasi-public corporations, and fire districts and other special districts having authority to issue revenue or general obligation bonds or notes or various types of conduit debt or enter financing leases. The Chair of PFMB is the General Treasurer of the State, and personnel within the Treasurer’s Office provide staffing. As part of the FY 2017 Appropriations Act, the General Treasurer requested, and the General Assembly approved certain changes to the statutes governing PFMB to require additional reporting on debt from public issuers in the State and to authorize funding to support the creation of a new Office of Debt Management within the General Treasurer’s Office.
    Since January 1, 2017, the PFMB has been required to annually report the total amount of public state, regional, municipal, public and quasi-public corporation, and fire district and other special district debt authorized, sold and unsold. The PFMB is also required to undertake a Debt Affordability Study (“DAS”), which must include recommended limits for debt capacity at least every two years for each public issuer.

To support these new PFMB functions, the PFMB has amended its rules and regulations and instituted a policy to expand the assessment of its statutory fee of 1/40th of 1% of the principal amount of each debt issuance to the lead underwriter or purchaser of any taxable or tax-exempt debt issue in the State in the amount of $1 million or more. This fee will now also be assessed on refunding issuances. The PFMB has implemented a policy to exclude fees on leases. Taken together, these legislative changes empower the PFMB to improve public debt management and oversight in Rhode Island.

The PFMB is also authorized to allocate private activity tax exempt, taxable and/or federal tax credit bond issuance capacity under Section 146 of the Internal Revenue Code of 1986 among all issuers in the State of Rhode Island.

All issuers of debt are required to submit a notice of proposed sale and a notice of final sale to the PFMB. However, failure to do so does not affect the validity of the issuance of any obligation.

Debt Affordability Study-Debt Ratios

In spring 2019, the PFMB issued its second DAS which expanded upon the initial 2017 study by providing not only information on debt and pension liabilities, but also other post-employment liabilities of the State, municipalities and quasi-public agencies in the State. This study is believed to be the first of its kind in the nation to set recommended debt limits that incorporate debt, pension and other post-employment benefits (“OPEB”) liabilities, and the first to include the indebtedness of nearly all public debt issuers in a state, including special districts and quasi-public corporations. The study sets guidelines to protect Rhode Islanders from incurring debt that is out of proportion with the ability of the impacted population to repay.

The PFMB considered several factors in developing the study’s debt affordability targets: for each issuer, the PFMB considered relevant peer comparisons, ratings agency guidance, and legal requirements set forth in statutes and bond indentures. These affordability limits are purely advisory and represent what the PFMB views as prudent levels of indebtedness given the available information.

The PFMB found the debt burden of the State to be manageable, but above many national peers and recommended a slight reduction to the State’s prior debt affordability targets. Most municipal borrowers are found to be borrowing within acceptable limits, but the study notes that some municipal borrowers carry debt and pension liabilities more than their affordability targets. There are also some quasi-public corporations in Rhode Island that are at, or above, their recommended targets.

The PFMB has adopted and from time to time revised Credit Guidelines (the “Credit Guidelines”) for use in evaluating certain elements of the State’s debt burden. The current guidelines as contained in the

DAS are as follows: State Tax-Supported Debt to personal income not to exceed 4.0%, and annual debt service to general revenue not to exceed 7.0%. The PFMB will consider revising the Credit Guidelines concurrently with each biennial DAS. In connection with the development of the FY 2020 budget for capital projects, the State estimated net State Tax-Supported Debt to be 3.09% of personal income in FY 2020, and annual debt service to be 5.83% of general revenues in FY 2020. It is anticipated that fluctuations of this ratio over the long-term will be affected by both variations in personal income levels, general revenues and debt issuance. PFMB monitors the total amount of State Tax-Supported Debt, Contingent Obligations (defined below) and Agency Revenue Debt (defined below) in relation to the State’s personal income and general revenues. The Credit Guidelines may be exceeded temporarily under certain extraordinary conditions. The Credit Guidelines provide that if a guideline is exceeded due to economic or financial circumstances, PFMB should request that the Governor and the General Assembly recommend a plan to return debt levels to the Credit Guidelines within five years.

The PFMB also recognizes that it may be appropriate to temporarily exceed affordability targets for quasi-public corporations and municipal entities if increased capital spending is needed to manage emergency situations or revenues are temporarily impaired by economic downturns. However, issuers of public debt should endeavor to return to their target ratios in normal economic circumstances.

Debt Affordability Study-Combined Debt and Pension Ratios

Prior to the 2019 DAS, no state had added a metric accounting for unfunded pension and other post-employment benefits (“OPEB”) liabilities in their debt affordability analysis. However, since rating agencies have incorporated pension ratios in the updated rating methodology for states, other states will likely eventually incorporate a metric accounting for pension and OPEB liabilities.

An annual required contribution (“ARC”) is the actuarially-determined amount (expressed as a dollar amount or percentage of payroll) that a public employer is required to contribute annually to a pension or OPEB plan.  The funding of the ARC is a gauge of the effort states are making to fund such pension or OPEB plans. A state that has paid the ARC in full has met its obligation to cover the benefits accrued that year and to pay down a portion of any liabilities that were not pre-funded in previous years. Assuming projections of actuarial experience hold true, a payment less than the full ARC means the unfunded liability will grow and require greater contributions in future years. The unfunded actuarially accrued liability (“UAAL”) is the appropriate pension and OPEB liability measure since it is the basis for determining a portion of the ARC. In the 2019 DAS, the PFMB recommends the following ratios for its combined debt, pension and OPEB obligations for the State:

•	The PFMB recommends that Net Tax Supported Debt Service + Pension ARC + OPEB ARC to General Revenues not exceed 18%.

•	The PFMB recommends that Debt + Pension Liability UAAL + OPEB UAAL to Personal Income not exceed 12%.

The PFMB also recommends the State continue to fund 100% of its ARC for pension and OPEB plans.

State Direct Debt

State direct debt includes tax anticipation notes (“TANs”) and general obligation bonds. The full faith and credit of the State are pledged to the payment of principal and interest on this debt. If future state revenues are insufficient to make the required principal and interest payments to bondholders and noteholders, the State is legally required by its contract with bondholders and noteholders to raise taxes to meet these obligations.

Tax Anticipation Notes

The State is authorized to borrow in any fiscal year without consent of the people an amount in anticipation of state tax receipts not in excess of 20% of the tax receipts for the prior fiscal year, and may borrow an additional amount in anticipation of all other non-tax receipts not in excess of 10% of such receipts in the prior fiscal year, provided the aggregate of all such borrowings must not exceed 30% of the actual tax receipts during the prior fiscal year. Any such borrowing must be repaid during the fiscal year in which such borrowing took place. No money can be borrowed in anticipation of such receipts in any fiscal year until all money so borrowed in all previous fiscal years shall have been repaid. The maximum amount of borrowing is further constrained by statute such that the aggregate borrowing cannot be more than the amount stipulated by the General Assembly by general law. The full faith and credit and taxing power of the State are pledged to the payment of TANs and interest thereon. The State last issued TANs in FY 2012 and has received authorization from the General Assembly to issue up to $300.0 million in FY 2021.

As a result of the downturn in the economy due to the COVID-19 pandemic in the Spring of 2020, the State’s cash resources were projected to decline substantially. The Governor requested authority to borrow up to $300.0 million for short-term cash needs from the Disaster Emergency Funding Board, which is comprised of the Speaker of the House of Representatives, the Senate President and the Chairs of the House and Senate Finance Committees. This board has the statutory authority to authorize borrowing during a declared emergency. The board granted this authority on March 26, 2020. The General Treasurer set up two lines of credit with lending institutions, from which $25.0 million was drawn down from the first line on March 31, 2020 and $10.0 million from the second line on April 13, 2020. Upon receipt of $1.25 billion in federal funds from the CARES Act in late March 2020, the State repaid $20.0 million of the first line and $5.0 million of the second line. Both lines of credit required a minimum draw of $5.0 million to remain active. As of March 17, 2021, the State has redeemed the $5.0 million outstanding under each line of credit and terminated the agreements with the two lending institutions.

General Obligation Bonds and Bond Anticipation Notes (“BANs”)

The State Constitution provides that the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above includes all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by RII-RBA. Although non-binding agreements of the State to appropriate monies are not subject to this limitation, such agreements must be authorized by law. $464.9 million in general obligation bonds have been authorized but remain unissued at July 1, 2019.

State Tax-Supported Debt

State tax-supported debt (the “State Tax-Supported Debt”) is debt for which the ultimate source of payment is, or may include, appropriations from the State’s General Fund. The State Tax-Supported Debt does not have the full faith and credit of the State pledged to it, but it may have the full faith and credit of another public issuer.

State Tax-Supported Debt is not considered “legal” debt under the State Constitution because the State’s payments on the debt obligations, even if they are the subject of a contractual commitment, are subject to annual legislative appropriation. As a result, voter approval of such debt is not required.

State Tax-Supported Debt includes: (i) lease-purchase financing obligations (structured as certificates of participation (“COPs”)), (ii) certain bonds issued by Commerce RI and RITBA, the primary payment sources for which are State appropriations and (iii) lease revenue bonds issued by RICCA.

Financing Obligations Authorized under Rhode Island Public Corporation Debt Management Act

Historically, State Tax-Supported Debt has been authorized by special legislation.  Pursuant to the Rhode Island Public Corporation Debt Management Act, Chapter 35-18 of the RIGL, subject to certain limited exceptions, no elected or appointed State official may enter into any financing lease or into any guarantee with any person, and no bonds may be issued or other obligation incurred by any public corporation (other than RISLA, RI Housing and RIIFC, RIIB, NBC, with certain exceptions, RIHEBC) to finance, in whole or in part, the construction, acquisition, or improvement of any essential public facility, without the prior approval of the General Assembly. The General Assembly approves such obligations through the passage of a Joint Resolution by the Senate and the House of Representatives. An “essential public facility” includes roads, bridges, airports, prisons, reservoirs, waste and wastewater treatment facilities, educational facilities, and any other facilities used by any State agency, department, board, or commission to provide services to the public (but excluding personal property).

State Tax-Supported Debt issued by Public Corporations

As part of the FY 2022 Recommended Budget, the Governor requests authorization for two additional debt issuances that would be subject to annual appropriations. This includes $53.6 million to construct a new licensed long-term care facility on the Zambarano Campus of the Eleanor Slater Hospital and $17.0 million to finance a new comprehensive child welfare information system.

The following public corporations issue State Tax-Supported Debt:

I-195 Commission. The I-195 Commission is authorized by State law to purchase I-195 surplus land from RIDOT and to plan, implement, administer and oversee the redevelopment of the I-195 surplus properties. Also included in this legislation was authorization for Commerce RI to issue bonds or other obligations not to exceed $42,000,000 to finance the acquisition by the I-195 Commission of the surplus land from RIDOT. In 2013, Commerce RI issued bonds for that purpose in the aggregate principal amount of $38,400,000, of which $36,980,000 was outstanding as of June 30, 2019. These funds were paid to RIDOT and were used to complete the relocation project, including road reconstruction and other infrastructure improvements to the surplus land. The Commerce RI Bonds are payable from State- appropriated funds and pledged receipts derived from the sale, lease, transfer, or disposition of the surplus property acquired by the I-195 Commission. The revenue from this financing, in combination with residual funds from the motor fuel and/or GARVEE bond proceeds, is expected to be sufficient to fund completion of the I-195 relocation project by RIDOT. To the extent these resources are not sufficient to complete the project; other state and federal transportation funds would be made available which would impact the progress of other contemplated projects.

Commerce RI. Commerce RI is the official economic development organization for the State and its activities are largely supported by State appropriations. Commerce RI is authorized to assist in the financing of projects through the issuance of economic development revenue bonds, which do not constitute a debt or liability of the State, but some of which are subject to annual appropriations of funds, including the I-195 Commission’s payments on bonds issued by Commerce RI for the I-195 relocation project described above.

In November 2003, the State entered into a payment agreement with Commerce RI relating to the issuance of $53,030,000 of Motor Fuel Tax Revenue Bonds, to provide funds for the State match for certain major transportation projects funded by GARVEE bonds.  The Motor Fuel Tax Revenue Bonds are secured by two cents of the motor fuel tax dedicated to RIDOT, subject to annual appropriation. In March 2006, a second series of Motor Fuel Tax Revenue Bonds totaling $42,815,000 was sold, and on April 2, 2009 a third series was sold totaling $12,410,000.  In November 2017, Commerce RI issued $35,020,000 in Motor Fuel Tax Revenue Refunding Bonds for the advance refunding of the 2003, 2006 and 2009 Motor Fuel Tax Revenue Bonds, resulting in present value savings of $5.7 million to RIDOT.  As of June 30, 2019, $31,415,000 of such revenue refunding bonds were outstanding.

GARVEE bonds issued through Commerce RI, which are secured by federal funds made available to RIDOT, are not considered part of the State’s net tax supported debt, but rather, are considered special obligation debt, payable solely from federal grants.

In June 2009, June 2015 and May 2019, Commerce RI issued revenue bonds in the amount of $150,000,000, $75,000,000 and $76,925,000, respectively, to provide funds to reimburse the State for Historic Structures Tax Credits presented from time to time by taxpayers. These revenue bonds are supported by a payment agreement with the State subject to annual appropriation. As of June 30, 2019, there was $120,830,000 of such revenue bonds outstanding.

In December 1999, Commerce RI entered into a limited recourse guaranty, not to exceed $3,000,000, in connection with the refinancing by the Employees’ Retirement System of Rhode Island (“ERSRI”) of a four-story office building in Providence formerly known as the American Express Building. Commerce RI’s delivery of the limited recourse guaranty and its cap of $3,000,000 was potentially to be utilized to supplement a gap between previously issued debt secured by mortgages on the property and certain appraisals of the property’s value at that time. After a series of payment defaults to the ERSRI, and various creditor actions, in December 2004 Gateway Eight Limited Partnership filed for bankruptcy protection. Thereafter, legal proceedings resulted in the sale of the American Express Building and various creditor rights actions resulted in a net balance deficiency to the ERSRI of an amount less than $2,000,000. After the sale of the property and the calculation of the deficiency, the ERSRI invoked the terms of Commerce RI’s limited recourse guaranty, which, in addition to limiting payment to $3,000,000, limits the obligations of Commerce RI to funds received by the General Assembly for this purpose and further limits Commerce RI’s obligations to request the Governor to submit an appropriation request to the General Assembly for any payment obligation of Commerce RI pursuant to the limited recourse guaranty. Commerce RI has annually submitted the appropriations requests to the Governor in accordance with the terms of the limited recourse guaranty annually as requested by the ERSRI. The Governor has not elected to request the General Assembly to fund the limited recourse guaranty to ERSRI. Unlike certain other bonds or indebtedness of Commerce RI, pursuant to the enabling act of Commerce RI, there is no Capital Reserve Fund to be replenished with respect to the limited recourse guaranty to ERSRI. Hence, there is no legal requirement that the Governor submit the appropriations request to the General Assembly to fund Commerce RI’s limited recourse guaranty to ERSRI.  A total of $1,749,148 would be required if this obligation were funded.

Rhode Island Convention Center Authority. Obligations issued by RICCA do not constitute a debt or liability or obligation of the State but are secured solely from the pledged revenues or assets of RICCA. Pursuant to Lease and Agreements between RICCA, as lessor and the State, as lessee, RICCA leases to the State the convention center facilities, Garrahy Parking Garage and the Dunkin’ Donuts Center located in Providence. The State is obligated to make lease payments in an amount sufficient to pay the operating expenditures of RICCA and the corresponding debt service on RICCA’s obligations including, but not limited to, RICCA’s bonds. The lease payments are subject to annual appropriation by the General Assembly. On March 22, 2018, RICCA issued $45,000,000 in Garrahy Parking Garage Lease Revenue

Bonds, 2018 Series A (Federally Taxable), to finance the construction of a public parking garage and commercial or retail space. On April 1, 2021 RICCA issued $32,170,000 Series 2021 Refunding Revenue Bonds, 2021 Series A (Federally Taxable) through a direct placement to refund the outstanding $30,080,000 Series 2015 Bonds. After the issuance of the Series 2021 Refunding Revenue Bonds, the aggregate outstanding principal amount of RICCA’s bonds is $208,330,000

Rhode Island Turnpike and Bridge Authority RITBA issues revenue bonds secured by toll and other revenues for the purpose of financing the renovation, repair, and improvement of the Claiborne Pell Bridge, the Mount Hope Bridge, the Sakonnet River Bridge, the Jamestown Verrazzano Bridge and the portion of Route 138 connecting highway from Route 1A to the Claiborne Pell (Newport) Bridge and other facilities for which it is responsible.

RITBA also has issued revenue bonds secured by motor fuel tax revenues which are subject to annual appropriation by the State in the annual budget. The General Assembly voted to allocate $0.035 per gallon of the State’s motor fuel tax (thirty-four- and one-half cents ($0.345) per gallon as of July 1, 2020)  to RITBA beginning July 1, 2014 for maintenance expenses, operations, capital expenditures and debt service. These funds are subject to appropriation by the State in the annual budget. It is currently estimated that revenue from the motor fuel tax to be paid to RITBA will be approximately $13.9 million in FY 2021, and $14.5 million was received by RITBA for the period July 1, 2019 through June 30, 2020.

Revenues from toll receipts, the motor fuel tax and other revenues of RITBA are estimated to be sufficient to cover debt service on all the RITBA outstanding debt. As of June 30, 2020, RITBA had $200,490,000 in revenue bonds outstanding, $48,805,000 secured by toll revenues and $151,685,000 secured by State appropriations of motor fuel taxes. The remaining amount of authorized but unissued bonds of RITBA under all authorizations of the General Assembly is $20,975,000 based on par amounts issued.
Contingent Obligations

The following is a description of the State’s contingent obligations (the “Contingent Obligations”).

State-Guaranteed Debt

Guaranteed debt includes bonds and notes issued by, or on behalf of public corporations charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. As of June 30, 2018, only RII-RBA was authorized to pledge the State’s full faith and credit in this manner and the State had no general obligation bonds outstanding to fund such a guaranty.

Rhode Island Industrial-Recreational Building Authority (RII-RBA). The State has agreed to appropriate or borrow and pay to RII-RBA amounts required to service eligible mortgage loans for industrial and/or recreational projects insured under the Industrial Recreational Building Mortgage Insurance Fund that are in default and for which funds in the Industrial-Recreational Building Mortgage Insurance Fund are insufficient. Voter approval enabled RII-RBA to pledge the State’s full faith and credit up to $80,000,000 for the following purposes: to insure eligible mortgages for new construction, acquisition, and rehabilitation or expansion of facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations. RII-RBA can also provide mortgage insurance for new or used machinery, equipment, furniture, fixtures or pollution control equipment required in these facilities. Mortgages insured by RII-RBA are limited to certain specified percentages of total project cost. RII-RBA is authorized to collect premiums for its insurance and to exercise rights of foreclosure and sale as to any project in default. In the 2010 Session, the General Assembly modified the authorization of the State’s full faith and credit obligation to $60,000,000.

Based on RII-RBA draft financial statements for FY 2020, there is a balance of $8,633,339 in outstanding mortgage agreements mainly in connection with revenue bonds issued by the RIIFC. In accordance with State law, all premiums received by RII-RBA and all amounts realized upon foreclosure or other proceeds of defaulted mortgages are payable into the Industrial-Recreational Building Mortgage Insurance Fund. All expenses of RII-RBA and all losses on insured mortgages are chargeable to this Fund. As of June 30, 2020, the Fund had a cash and cash equivalents balance of $1,382,982 reflecting a $341,997 decrease from the $1,724,979 balance reported for FY 2019. RII-RBA has sufficient funds to meet its debt service obligations through at least FY 2023. The State has agreed to appropriate or borrow and pay to RII-RBA any amounts required to service insured loans that are in default should the Fund be insufficient. No such appropriation was included in the FY 2021 Budget nor does RII-RBA expect to require a State appropriation in FY 2022.

State Moral Obligation Debt

State moral obligations are Contingent Obligations of the State supporting bonds issued by State public corporations secured, in part, by a reserve fund to which is attached a discretionary replenishment provision (herein referred to as “Capital Reserve Fund”). The replenishment provision carries a moral obligation of the State. The discretionary replenishment provision typically reads substantially as follows:

In order further to assure the continued operation and solvency of the corporation for the carrying out of its corporate purposes, the executive director shall annually, on or before December first, make and deliver to the governor a certificate stating the sum, if any, required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. During each January Session of the General Assembly, the governor shall submit to the General Assembly printed copies of a budget including the total of the sums, if any, as part of the governor’s budget required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. All sums appropriated by the General Assembly for this purpose, and paid to the corporation, if any, shall be deposited by the corporation in the applicable capital reserve fund.

A Capital Reserve Fund is generally equal in size to the maximum amount of debt service required in any year. The State’s discretionary replenishment provision means that if the Capital Reserve Fund falls below its required level, the General Assembly may, but is not legally required to, appropriate funds sufficient to restore the Capital Reserve Fund to its required level. The most likely reason that such a Capital Reserve Fund would fall short of the required level is if revenues were insufficient to meet a Capital Debt Service payment and the reserve fund had to be used to make the payment.

The authority to issue moral obligation bonds with such a Capital Reserve Fund mechanism is contained in the enabling legislation of Commerce RI, RI Housing and RISLA. Such authority is not granted to the other State corporations without specific legislative approval. As of the date of this Information Statement, only RI Housing and Commerce RI have issued bonds secured by a Capital Reserve Fund.

The following public corporations issue State moral obligation debt which are considered Contingent Obligations of the State:

RI Housing. RI Housing is authorized to assist in the construction and financing of low- and moderate-income housing and health care facilities in the State. In addition to its general powers, RI Housing is authorized to issue revenue bonds, to originate and make mortgage loans to low and moderate income persons and families, to purchase mortgage loans from and make loans to private mortgage lenders in the State in order to increase the amount of mortgage money generally available, to make mortgage loans to contractors and developers of low and moderate single-family and multi-family housing developments and to acquire and operate, both solely and in conjunction with others, housing projects. The total outstanding indebtedness, including unamortized bond premium/discount, of RI Housing at June 30, 2020 was $1,562,680,055, consisting of $ $1,434,238,997 of long-term bonds and notes and $ $128,441,058 of short-term or convertible-option bonds and notes. Included in the total outstanding is $27,350,000 in bonds, which are secured in part by capital reserve funds which have aggregated to $ 4,394,605 on June 30, 2020. The General Assembly may, but is not obligated to, provide appropriations for any deficiency in the Capital Reserve Funds referenced above. RI Housing has never been required to request any such appropriations. Such Capital Reserve Funds relate solely to select multi-family issues of RI Housing.

Commerce RI.  Certain of the bonds of Commerce RI may be secured, in addition to a pledge of borrower revenues, by a Capital Reserve Fund established by Commerce RI for the applicable bond issue. As of June 30, 2020, Commerce RI’s bonds secured by a Capital Reserve Fund were outstanding in the principal amount of $14,847,943 (excluding bonds issued for the benefit of 38 Studios LLC (“38 Studios”), as further discussed below).

Commerce RI has also issued bonds secured by a Capital Reserve Fund and a performance-based agreement, whereby job rent credits are applied against a borrower’s lease payments if certain targeted new job goals are met for the financed project. If the job goals are met, Commerce RI will make annual requests to the General Assembly for appropriation which will be used to pay the debt service on the bond issue. As of June 30, 2020, the outstanding principal balance of bonds issued by Commerce RI with performance-based agreements is $7.54 million. Job rent credits are expected to result in a State appropriation obligation of $2.8 million in FY 2021; however, available debt service reserve funds are expected to cover this requirement in full.

An additional $5,000,000 in Capital Reserve Fund-backed State moral obligation loans were issued by Commerce RI under the Job Creation Guaranty Program (“JCGP”) for two companies, Corporate Marketplace and eNow. The loan to eNow is no longer outstanding and $2,250,000 of the Corporate Marketplace loan remains outstanding as of June 30, 2020. In the 2013 Session, the General Assembly repealed the JCGP enabling statute.

On August 27, 2014, Bridge Bank sent a notice of nonpayment to Commerce RI in accordance with Commerce RI’s guaranty (the “Guaranty”) of a term loan advanced by Bridge Bank to a borrower under the JCGP. In accordance with its obligation under the Guaranty, Commerce RI made payment of the amounts sought by Bridge Bank (the “Advance”) and subsequently made demand upon the borrower to pay Commerce RI for such Advance. As of September 30, 2014, the amounts paid from JCGP reserves held by Commerce RI totaled $75,336, representing the August payment on the Advance. On November 24, 2014, the remaining $1,000,000 in the Capital Reserve Fund was used to pay principal. The current outstanding balance as of June 30, 2020 is $2,250,000.

Moral Obligation of the State Regarding 38 Studios

In November 2010, Commerce RI issued $75.0 million of taxable revenue bonds under the JCGP. The bond proceeds were loaned to 38 Studios LLC to fund an overall agreement that included relocation of the company’s corporate headquarters to Rhode Island, establishment and operation of a video gaming studio in Providence and completion of at least one particular video game. Proceeds also were used to fund a Capital Reserve Fund and capitalized interest fund. Amounts in the Capital Reserve Fund were to be used in the event that 38 Studios failed to make any required loan payments. In accordance with the enabling legislation and the agreement between Commerce RI, the bond trustee and 38 Studios, should amounts in the Capital Reserve Fund fall below minimum requirements, Commerce RI is required to present the Governor with a certificate stating the amounts required to restore any shortfall and the Governor is required to include such amounts in his or her budget request for appropriation to the General Assembly. 38 Studios filed for Chapter 7 bankruptcy protection on June 7, 2012 and Commerce RI and the bond trustee have obtained court approval to take custody of the assets pledged by 38 Studios to secure the payment of the bonds. At the time of the bankruptcy, the total debt service on the bonds, after considering existing reserves with the bond trustee, was $89.2 million. The outstanding bonds are comprised of a term bond maturing in 2020 with sinking fund installments and maximum annual debt service of approximately $12.75 million. The General Assembly may, but is not required, to appropriate such amounts as required in future fiscal years. As of June 30, 2020, there were $11,830,000 of such revenue bonds outstanding under the JCGP for the 38 Studios project.

During the fiscal year ended June 30, 2016, the State transferred $12.5 million to Commerce RI to satisfy debt service obligations related to 38 Studios. For fiscal year 2017, the enacted budget included $2.5 million to cover debt service obligations related to 38 Studios, but these funds were withdrawn in the revised budget approved by the General Assembly because of additional litigation settlement funds received during the fiscal year. The enacted FY 2018 and FY 2019 Budgets did not include appropriations for Commerce RI 38 Studios debt service due to available resources from the settlements described below. The FY 2020 Budget includes an appropriation of $446,819 to supplement available settlement resources to fully finance the FY 2020 debt service payments. The FY 2021 Budget included $12.1 million for the final debt service payment in FY 2021. As of November 1, 2020, this debt has been fully retired.

In November 2012, Commerce RI sued various individuals and entities involved with the loan to 38 Studios including principals of 38 Studios, former employees of Commerce RI and various advisors to Commerce RI alleging fraud, negligence, breach of fiduciary duty and other charges. Commerce RI has reached settlements with all the defendants in this litigation. After application of all settlements described above, debt service reserve, capitalized interest and interest earnings, the State’s total obligation for debt service on the 38 Studios bonds was $36.1 million (inclusive of interest).

Secured Indemnity

Rhode Island Public Rail Corporation. The FY 2010 enacted budget included a provision allowing the Public Rail Corporation to fully indemnify AMTRAK for the operation of the South County Commuter Rail on the AMTRAK-owned rail corridor. This indemnification is provided, through the funding support of RIDOT, by a letter of credit in favor of AMTRAK in the amount of $7.5 million, which represents the Public Rail Corporation’s self-insured retention amount. The letter of credit provides a source of payment for any indemnity which may become due and payable to AMTRAK within the self-insured retention amount under AMTRAK’s railroad operating agreements with RIDOT and the Public Rail Corporation.

Agency Revenue Debt.  Agency revenue debt (“Agency Revenue Debt”) is secured by revenues generated from the use of bond proceeds or the assets of the public corporation issuing the bonds. Certain State public corporations are authorized by their enabling legislation to issue bonds, notes and other forms of indebtedness to finance projects in support of their corporate purposes. The debt which is secured solely by the revenues generated by the public corporations or their conduit borrowers (for example, municipalities, public and private educational and healthcare institutions and private companies) is not a general obligation of the State nor does the State provide security for the debt in any other manner, i.e., by appropriations, guarantees, or moral obligation pledges of a Capital Reserve Fund. Agency Revenue Debt is not treated as State Tax-Supported Debt or a Contingent Obligation of the State notwithstanding the fact that the State may have legal obligations to make payments to be applied to a public corporation’s debt service obligations. Agency Revenue Debt includes debt issued by NBC, RIHEBC, RIIB, RISLA, and TSFFC and certain debt issued by RITBA.

Agency Revenue Debt includes bonds issued on behalf of the State Colleges which are secured  by enterprise revenues (such as housing and dining revenues) or secured by Educational and General Revenues (such as tuition and fees) derived from the State Colleges. State Colleges Auxiliary Revenue Debt and State

Colleges Educational and General Revenue Debt are not general obligations of the State or the State Colleges and do not require voter approval. Although Educational and General Revenue debt may legally be paid from State appropriations, such debt is considered self-supporting.

Employment Security Fund Activity

The Rhode Island Employment Security (“ES”) Fund is composed primarily of monies collected from a tax imposed on Rhode Island employers. These funds are used to pay Unemployment Insurance benefits to eligible claimants. All funds are deposited in the State’s account in the federal Unemployment Trust Fund which is administered by the United States Treasury.

An employer’s contribution rate is determined by (a) the level of reserves in the Rhode Island Employment Security Fund and (b) the individual employer’s history of unemployment. The level of reserves determines the tax rate schedule in effect for all covered employers in the State for a specific calendar year, while a particular employer’s experience with unemployment determines the tax rate within that schedule at which that employer is assessed.

Between calendar years 2009-2015, the State borrowed a total of $926.1 million from the Federal Unemployment Account (“FUA”) for cash flow purposes. The balance in the Rhode Island Employment Security Fund was $528.1 million as of August 31, 2019. The Rhode Island Department of Labor and Training completely repaid amounts borrowed from FUA, and ES Fund reserves have steadily increased since. No additional withdrawals have been needed since May 2015. The State’s outstanding withdrawals peaked at $291.8 million during April 2012.

Due to a significant increase in unemployment resulting from the COVID-19 pandemic, as of December 2020, the balance in the Rhode Island Employment Security Fund had fallen to $181.3 million.

Calendar year 2020 ended with a Trust Fund Balance of approximately $181 million. The Department of Labor and Training estimates that Trust Fund receipts will total between $210 and $215 million in calendar year 2021. Holding benefits at their current level, disbursements will total about $300 million, nearly $260 million less than calendar year 2020 total disbursements. Based on these assumptions, the trust fund will remain positive in calendar year 2021 ending the year with a balance between $90 and $97 million.

These estimates assume the unemployment rate will range between 7.0 and 8.0 percent throughout calendar year 2021. It is expected that the economy will gradually improve in the second half of the year as vaccinations increase and effects from the pandemic begin to subside resulting in a larger year-end balance in the Trust Fund.

State Funding of Retirement Systems

Employees’ Retirement System of Rhode Island (ERSRI)

The State, through the Employees’ Retirement System of Rhode Island (“ERSRI”), administers and contributes to three defined benefit pension plans: the Employees’ Retirement System (“ERS”), the Judicial Retirement Benefits Trust (“JRBT”) and the State Police Retirement Benefits Trust (“SPRBT,” and collectively with the ERS and the JRBT, the “Plans”). The ERS, the largest of the Plans, covers eligible State employees as well as teachers and certain other employees of local school districts. The JRBT and the SPRBT are significantly smaller retirement plans than the ERS. As more particularly described below under the heading “Employees’ Retirement System (ERS),” the State, through ERSRI, also administers and contributes to a mandatory defined contribution plan for certain members of the ERS. ERSRI is administered by the State of Rhode Island Retirement Board (the “Retirement Board”), which was authorized, created and established in the Office of the General Treasurer as an independent retirement board to hold and administer, in trust, the funds of ERSRI.

The State, through ERSRI, also administers but does not contribute to: (i) the Municipal Employees’ Retirement System (“MERS”), a combination defined benefit/defined contribution plan for municipal employees, and (ii) the Teacher’s Survivor Benefits Plan (“TSB”), which provides survivors’ benefits for teachers who do not participate in Social Security. ERSRI also administers the Rhode Island Judicial Retirement Fund Trust (“RIJRFT”), which provides retirement benefits for judges appointed on or prior to December 31, 1989 and their beneficiaries. In addition, a separate defined contribution retirement plan is provided through the Teachers’ Insurance and Annuity Association for members of the faculty of the State’s public colleges and university (Rhode Island College, Community College of Rhode Island and University of Rhode Island) (collectively, the “State Colleges”) and certain administrative employees in education and higher education. The State contributes 9.5% of the participating employee’s salary per year to this plan.

Currently, in the aggregate, the Plans have significant unfunded liability due to a number of factors. As a result, the State does not believe that the existing assets of the Plans, the expected earnings on those assets, and contributions from members of the Plans will be sufficient to fund expected retirement benefits, and the State will need to make significant contributions to the Plans in the future to ensure that the Plans will have a sufficient amount of assets to fund expected retirement benefits. The magnitude of the unfunded pension liability, together with significant costs related to OPEB, pose a significant financial challenge to the State.

Contributions

Contribution requirements for the Plans are established by statute. Pursuant to Section 36-10-2 and Section 16-16-22 of the RIGL, the State is required to make contributions to the Plans by annually appropriating an amount equal to a percentage of the total compensation paid to the active membership. An actuarial consultant employed by ERSRI for the Plans and the Rhode Island OPEB Board (the “OPEB Board”) for the OPEB Plans (as defined below) (the “Actuary”) performs an actuarial valuation of the Plans and the OPEB Plans (the “Actuarial Valuation”) for the purpose of computing this percentage. The percentage is based on payroll projections and is certified by the Retirement Board (with respect to the Plans) on or before December 15th of each year. When applied to actual payroll amounts, this percentage determines the actual amount of the ARC for the Plans. State statutes provide that the State contributes 100% of the ARC to the ERS for State employees, the JRBT and the SPRBT, and 40% of the ARC to the ERS for teachers. Pursuant to the Retirement Board’s current policy, the ARC becomes effective two years after the valuation date. Employee members contribute a fixed percentage of their annual  salary and, except for the RIJRFT, the State (and, in respect to ERS, the LEAs (hereinafter defined)) contributes the additional amounts, based on the ARC, which are necessary, when combined with the projected investment earnings on Plan assets, to pay benefits. Contribution requirements are subject to amendment by the General Assembly.

The State must remit to the General Treasurer the employer’s share of the contribution on a payroll frequency basis. In respect to the ERS Plan for teachers, the State must remit to the General Treasurer the employer’s share of the contribution monthly, payable by the fifteenth (15th) day of the following month.

Benefits

The Plans fund retirement benefits from their assets, investment earnings on their assets, employer and non-employer contributions by the State and contributions from employee members. The level of retirement benefits varies among the different Plans and is calculated based on a member’s years of service, compensation and age of retirement. Each Plan’s retirement benefits are determined by statute and are not subject to negotiation between the State and other public employers and the employee members of the Plans.

State Pension Plans and Membership

Employees’ Retirement System (ERS)

The ERS, the largest of the Plans, is a multiple-employer, cost-sharing, public employee retirement plan covering eligible State employees as well as teachers and certain other employees of local school districts. Membership in ERS is mandatory for all covered State employees and teachers, with five years of employment required before retirement benefits become vested. The State makes 100% of the ARC to ERS for State employees. The State makes 40% of the ARC to ERS for teachers. The applicable city, town or local education agency (“LEA”), makes the remaining 60% of the ARC; provided, however, that the LEAs are responsible for 100% of the ARC in respect to the TSB. The State’s and the LEA’s contributions are invested together, and one investment rate of return is calculated. Pursuant to RIGL Section 36-10-1 and Section 16-16-22, separate contribution rates are determined for State employees and for teachers.

Effective July 1, 2012, ERSRI also administers a mandatory defined contribution plan for ERS members with less than 20 years of service as of June 30, 2012. The plan was established under Section 36-10.3-2 of the RIGL. Effective July 1, 2015, active members with 20 or more years of service as of June 30, 2012 remained participants of, but no longer contribute to, the defined  contribution  plan. Eligible teachers participating in social security and State employees contribute 5.00%, and eligible teachers not participating in social security contribute 7.00%, of their salary per year to the defined contribution plan. For eligible teachers participating in social security and State employees, the State contributes 1.00%-1.50% of the member’s salary, and for eligible teachers not participating in social security, the State contributes 3.00%-3.50% of the member’s salary per year, based on years of service. The Actuary does not provide an Actuarial Valuation relative to the State’s contribution to the defined contribution plan.

Judicial Retirement Benefits Trust (JRBT)

The JRBT, a single-employer plan, provides retirement allowances to judges appointed after December 31, 1989. The Retirement Board’s management of the JRBT is limited to the collection of employee and employer contributions; benefit eligibility is managed by an administrative section of the judiciary.

Rhode Island Judicial Retirement Fund Trust (RIJRFT)

The pensions for 57 active and retired judges appointed on or prior to December 31, 1989 and their beneficiaries are funded by the State on a pay-as-you-go basis, with a cost to the State of $5.5 million in FY 2018. Effective July 1, 2012, the RIJRFT was established to receive contributions from the active judges in the pay-as-you-go system. There are five active judges participating in the RIJRFT. The State has not made employer contributions to the RIJRFT to date and the pensions are currently funded on a pay-as-you-go basis. However, the State has always fully funded the pay-as-you-go system through annual appropriations and the FY 2022 Recommended Budget continues to provide for this appropriation.

State Police Retirement Benefits Trust (SPRBT)

The SPRBT, a single-employer plan, provides retirement allowances, disability and death benefit coverage to State police officers hired after July 1, 1987. The Retirement Board’s oversight of the SPRBT includes collection of employee and employer contributions and computation of benefits.

State of Rhode Island State Police Retirement Fund Trust (SPRFT)

The State funds pension benefits for 266 retired non-contributing State police officers and their beneficiaries hired on or prior to July 1, 1987, with cost to the State of $17.3 million in FY 2018. Effective July 1, 2016, a trust fund was established to support the pensions of these State police officers, which were previously funded on a pay-as-you-go basis. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department of Justice’s Equitable Sharing Program, and (ii) an actuarially appropriate contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Annual payments will be made with the State’s general revenues until the trust fund is fully funded, approximately 18 years from the trust’s establishment.

Other Background Information

The State also administers but does not contribute to MERS. As with the Plans, ERSRI acts as the investment and administrative agent for MERS. The assets for MERS are held in trust and commingled with the assets of the Plans for investment purposes. As part of RIRSA (hereinafter defined), changes were made to MERS similar to the changes made to the Plans. Like ERS, effective July 1, 2012, MERS converted from a defined benefit plan to the current combination defined benefit/defined contribution plan; provided, however, that public safety employees covered by MERS remain in a defined benefit plan.

The State also administers OPEB plans covering State employees, legislators, judges, State police officers and certain public-school teachers.

Plan Membership

From June 30, 2011 to June 30, 2018, the total number of active members of all of the State- administered plans decreased by 320 or 1.3% (to a total of 24,554, as noted above), and the total number of retired members increased by 1,041 or 4.8% (to a total of 22,676).

For State employees, there are currently more retirees and beneficiaries than there are active members participating in ERS. The decrease in active membership has been the result of reductions in the size of the overall workforce and demographic trends. Although there are currently more active members than retirees and beneficiaries in ERS with respect to teachers, based on current trends, it is likely that retirees  and beneficiaries  will  outnumber  active  members  in the near  future if the active population continues to decline. These developments significantly increase the burden upon contributions needed from current employees, who are receiving lower salary increases than projected and unpaid furlough days, and from the State and the LEAs, where the total pension-related contributions for State employees and teachers was approximately 26% of salary in fiscal year 2021.

Investment Policy

As of June 30, 2020, the market value of the assets in the Plans was $8,517,713,571. ERSRI acts as a common investment and administrative agent for the Plans. Assets for the Plans are held in trust and are commingled with other programs and plans for investment purposes. The funds contributed by the State, LEAs and employees are invested in a diversified mix of equity, fixed income and real asset investments.

The State Investment Commission (the “Commission”) oversees all investments made by the State, including those made for the ERSRI. RIGL Section 35-10-11 requires that all investments be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital.

The Commission establishes the long-term asset allocation policy for the Plans, selects investments and monitors investment performance of the Plans’ assets. An asset/liability study is conducted periodically as requested by the Commission to identify an optimally diversified investment allocation that seeks to maximize return within an acceptable level of risk.

Policy targets and actual allocations will vary due to market movements and efforts to minimize trading costs, diversify assets, and implement investment decisions prudently. The implementation of the new asset allocation is currently underway, and the new targets are expected to be met gradually over the next 3-5 years.

Actuaries and the Actuarial Valuation

Each fiscal year, the Actuary prepares the Actuarial Valuation for each Plan. The primary purpose of an Actuarial Valuation is to provide an amount that the State should contribute to the Plans, which is referred to as the ARC. The ARC consists of two components. First, for each fiscal year, the Actuary calculates an amount that will be necessary to pay the actuarial estimate of retirement benefits earned in that fiscal year (which is referred to as a “Normal Cost”). Second, in each Actuarial Valuation, the Actuary calculates the funding status of each of the Plans (as known as a “Funded Ratio”), develops a schedule for restoring the funding status of the Plans to 100%, and then includes that fiscal year’s portion of that schedule into the ARC.

To calculate the funding progress of a Plan, the Actuary calculates a Funded Ratio of each Plan. To calculate the Funded Ratio, the Actuary develops a schedule of expected retirement benefit payments of each Plan and then discounts those expected benefit payments to a present valuation, which is referred to as an “Actuarial Accrued Liability” or “AAL.” The rate at which the Actuary discounts those expected payments is equal to the expected rate of return on the assets of the Plan. In addition, the Actuary calculates the “Actuarial Value of Assets,” which is the market value of the assets subject to some adjustments. The most significant such adjustment is referred to as “smoothing,” which is a method employed by the Actuary to phase-in unexpected gains and losses over a five-year period. The Actuary computes the UAAL by subtracting the Actuarially Accrued Liability from the Actuarial Value of Assets. For the Plans in the Fiscal Year ended June 30, 2020, the aggregate Actuarially Accrued Liability was $12,027,298,767, the aggregate Actuarial Value of Assets was $6,799,417,525, and the Unfunded Actuarially Accrued Liability was $5,227,881,242. The Funded Ratio is the Actuarial Value of Assets divided by the Actuarially Accrued Liability, which, as of June 30, 2020, was an aggregate of 56.5% for the Plans.

Actuarial Assumptions and Methods

Actuarial Accrued Liability. To prepare the Actuarial Valuation, the Actuary uses several assumptions and methodologies. In order to develop a schedule of expected retirement benefits in calculating the Actuarial Accrued Liability, the Actuary makes a variety of demographic and other data (such as employee age, salary and service credits) and actuarial assumptions (such as salary increases, interest rates, turnover, mortality and disability). Every three or four years, and most recently in 2016, the Actuary performs an experience review to validate the actuarial assumptions used by the Plans as compared to the actual experience of the Plans. When the Actuary prepares an experience review, it can reveal that assumptions that the Actuary has previously used are not consistent with the current demographic or economic experience of the Plans. If this occurs, then the Retirement Board may approve changes in those assumptions, which can lead to large increases in the Actuarial Accrued Liability (and thus the Unfunded Actuarial Accrued Liability) because it can lead to a new schedule of expected retirement benefits that reflects an increase in expected retirement benefits.

In connection with the actuarial valuations as of June 30, 2020, the Retirement Board approved several changes in the assumptions that are used in calculating the UAAL and Funded Ratio of the Plans. The changes to the actuarial assumptions, based on an experience study as of June 30, 2019, are summarized as follows:

i. Separate Correctional Officers from State Employees for all assumptions.

ii. Update the underlying mortality tables from the RP-2014 set of tables to the public sector-based PUB (10) tables. As adjustments are made based on the actual experience of ERSRI, this had no material impact to the liabilities or contributions.

iii. Slightly increase probabilities of turnover.

iv. Slightly decrease probabilities of retirement.

v. Slight modifications to the probabilities of disability, including adding material incidence of disability for members in the age ranges that historically have been eligible to retire but under prospective provisions are not.

vi. Lower wage assumptions for Judges from 3.00% to 2.75%. One of the most significant adopted changes based on the experience study as of June 30, 2016, is a reduction of the investment rate of return from 7.50% to 7.00%. In connection with the reduction of the investment rate, the Retirement Board elected to phase in the actuarial effect of that reduction into the State’s contributions over a five-year period. In addition, as required by statute the Retirement Board used a 20-year amortization period to amortize the amount of the increase in the UAAL attributable to this reduction.

The actuarial valuations as of June 30, 2020 were prepared on the basis of these modified assumptions. However, the impact on contribution rates would be uniformly reflected in the contribution rates over the five-year period beginning with the Fiscal Year 2020 contribution rates. The change in the normal cost will be fully reflected in the Fiscal Year 2020 contribution rates. The impact from the increase in UAAL will be spread over the five years in such a way to create approximately the same increase in contribution rate each of the five years. Each layer will be amortized of a schedule of 20 years for the first layer and each successive layer one less year.

In addition, in calculating the Actuarial Accrued Liability, the Actuary uses methodologies such as a method that determines the value of retirement benefits employees earn of their periods of employment. In addition, the Actuarial Accrued Liability is calculated on a “closed system” basis that does not include any retirement benefits that have not been earned either by active members or future members. In calculating the Actuarial Accrued Liability, the Actuary uses the assumed investment rate of return of the Plan assets as the discount rate to calculate the present value of future retirement benefit payments. Accordingly, the higher that rate, the lower that present value of future retirement benefit payments will be. For the actuarial valuations as of June 30, 2018, the Retirement Board adopted 7.0% as the investment rate of return for the Plans other than RIJRFT. For RIJRFT, the municipal bond index rate based on the Fidelity Index’s “20-Year Municipal GO AA Index” (3.62% at June 30, 2018) is used as the discount rate for purposes of GASB 67 (defined below) and GASB 68 (defined below) reporting.

Due to the volatility of the United States’ and international financial markets, the actual rate of return earned by the Plans on their assets may be higher or lower than the assumed rate. For example, as noted in the ERSRI Actuarial Valuation Report as of June 30, 2020, the average annual investment rate of return based on the market value of assets over the last ten years (July 1, 2010-June 30, 2020) was 7.7%. Changes in the Plans’ assets because of market performance will lead to an increase or decrease in the

UAAL and the Funded Ratio. Because of the State’s adoption of the five-year asset smoothing method, however, only a portion of these increases or decreases will be recognized in the current year, with the remaining gain or loss spread over the remaining four years.

Actuarial Value of Assets. In calculating the Actuarial Value of Assets, the State uses an asset smoothing method which is based on the market value of the assets with a five-year phase-in of actual investment return in excess of (or less than) expected investment income.

Historical Plan Funding Status

Pursuant to RIGL Section 36-10-2 and Section 16-16-22, the State sets its ARC based upon the Actuarial Valuation. The method for determining the ARC is set forth in Section 36-10-2 of the RIGL. Although the State has made its ARC payments to the Plans for each of the past nineteen years, the Plans remain severely underfunded (as evidenced by the Plans’ UAAL). Several factors have contributed to the Plans’ UAAL. Over the course of many years, key decisions were made by the General Assembly and Retirement Board that resulted in lower contributions to ERSRI. There were also certain improvements made to the Plans’ benefits without providing sufficient funding to pay for such improvements. Certain demographic actuarial assumptions, such as retiree longevity, and other actuarial assumptions, including an assumed investment rate of return, have also played significant roles in contributing to the Plans’ UAAL. The principal factors contributing to the growth of the UAAL are: (i) investment experience, (ii) interest owed on the UAAL, (iii) liability experience, (iv) changes to actuarial assumptions, and (v) legislative changes prior to 1991.

In June 2012, GASB implemented changes to the accounting and financial reporting standards for state and local government pension plans. The accounting versus funding measures have been separated. The accounting standards will require the net pension liability be calculated differently than the calculation to determine the unfunded actuarial accrued liability under the funding method. The accounting method will be subjected to more volatility since the assets are valued at fair market value, where typically the market value of assets is smoothed over a period of years under the funding method. The calculation of the net pension liability is explained in more detail in the “GASB Pension Accounting and Financial Reporting Standards” section.

Pension Reform and Related Litigation

Legislative Pension Reform

In order to increase the stability and security of the Plans, the State’s General Assembly enacted legislation in 2005, 2009, 2010 and 2011 to modify the Plans’ pension benefit structure and reduce benefits, the most recent of which was the Rhode Island Retirement Security Act of 2011 (“RIRSA”). RIRSA and the State’s other legislative pension reforms have contributed to a reduction in the ARC and UAAL. These reductions, however, are already fully reflected in the June 30, 2013 valuation and therefore are not expected to materially reduce either the ARC or the UAAL going forward.

Legal Challenges to Pension Reform

The 2009, 2010 and 2011 legislative pension reforms resulted in numerous lawsuits against the State brought by current and retired employees, as well as their unions. Of these lawsuits, only one remains pending as described below.

In September 2014, a case challenging RIRSA was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in

Superior Court against the State and ERSRI as co-defendants. In 2019, the co-defendants filed motions to dismiss. The hearing on the motions to dismiss has been set for December 13, 2019. A decision on the motions has not been rendered.

In March 2020, a case challenging RIRSA and the settlement agreement was commenced by numerous plaintiffs who were part of the class action in the U.S. District Court for the District of Rhode Island against the State and ERSRI as co-defendants. The co-defendants have filed a motion to dismiss, which remains pending.

GASB Pension Accounting and Financial Reporting Standards

On June 25, 2012, GASB voted to approve two new standards that modify the accounting and financial reporting of the State’s pension obligations: GASB Statement No. 67, Financial Reporting for Pension Plans (“GASB 67”), which was effective for the State’s fiscal year 2014 financial statements, and GASB Statement No. 68, Accounting and Financial Reporting for Pensions (“GASB 68” and collectively with GASB 67, the “GASB Statements”), which was effective for the State’s fiscal year 2015 financial statements. GASB 67 established new standards for defined benefit pension plan accounting  and reporting. GASB 68 required changes to governments’ reporting of and inclusion of pension assets and liabilities in their annual financial statements. The GASB Statements are intended to improve comparability between public pension plans by standardizing the way certain financial data relating to these plans are disclosed.

The State’s financial reporting on its pension system reflects the changes addressed in the GASB Statements, which include, among other changes, (i) the separation of accounting and financial reporting requirements from funding approaches, (ii) a requirement to report “net pension liability” (defined as total pension liability minus a pension plan’s net assets) on the State’s balance sheet, (iii) the immediate recognition of differences between expected and actual changes in economic and demographic factors, and (iv) the deferred recognition over a five-year, closed period of differences between actual and projected earnings on plan investments.

As opposed to the calculation of the UAAL, which the Plans calculate using the actuarial assumptions and methods adopted by the Retirement Board, the Actuary calculates the net pension liability of the Plans in accordance with GASB requirements, which set forth required assumptions and methods. In the case of the Plans, most of the assumptions that GASB requires the Plans to use are the same or similar to the assumptions and methods that the Retirement Board has adopted for use in the calculation of the UAAL; but there are some differences. The most significant distinction is that GASB requires the calculation of the net pension liability at June 30 on the basis of the market value of investments at that date. For funding purposes, the Actuarial Valuation uses the actuarial value of assets, which reflects a five-year smoothed asset valuation.

GASB67

The net pension liability of the Plans under GASB 67 as of June 30, 2018 is calculated based on the actuarial valuations of the Plans as of June 30, 2017 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2018.

Beginning July 1, 2016, a trust was created (State of Rhode Island State Police Retirement Fund Trust or “SPRFT”) under ERSRI for retirees classified as “State Police” under RIGL Section 42-28-22.1 to allow for advance funding of the benefits that were previously paid for on a pay-as-you-go basis. All benefit payments for this group will be paid out of this trust. Funding for SPRFT comprises: (i) an initial supplemental contribution from the State in FY 2016 of $15 million from a settlement through the U.S. Department  of  Justice’s  Equitable  Sharing  Program,  and  (ii)  an  actuarially  appropriate  contribution amount based on seventeen (17) annual payments of approximately $16.4 million by the State, which commenced in FY 2017. Given an annual rate of return on the contributions of 7.00%, and life expectancy consistent with the most recent Actuarial Valuation for the SPRFT, the liability for the pay-as- you-go retirement benefits for the State police officers hired on or before July 1, 1987 will be advance funded.

GASB68

GASB 68 requires each participating employer to recognize and record as a liability on its financial statements their proportionate share of the collective net pension liability determined under GASB 67. For the Fiscal Year ending June 30, 2020, each participating employer recognized its share of the total net pension liability of approximately $5,510,207 (expressed in thousands). The State’s share of the collective net pension liability as of June 30, 2020 has been determined to be $3,451,543 (expressed in thousands). This amount was recorded as a liability in the 2020 Annual Report.

The GASB 68 disclosures as of June 30, 2020 are based on the Plan net pension liability as of June 30, 2019. Accordingly, the GASB 68 disclosures (other than RIJRFT) are based on the actuarial valuations of the Plans as of June 30, 2019 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2020.

Under GASB 68 requirements, the State has also developed a valuation for its pay-as-you-go pension plans for certain State police officers and judges. The net pension liability at the June 30, 2020 measurement date was $154.7 million for State police officers and $21.3 million for judges, as disclosed in the 2020 Annual Report.

Other Post-Employment Benefits

In addition to providing pension benefits, the State, through the Rhode Island State Employees’ and Electing Teachers OPEB System (the “OPEB System”), is required by law to provide OPEB for retired State employees. RIGL Chapter 36-12.1 (the “OPEB Statute”) governs the provisions of the OPEB System. The OPEB System is administered by the OPEB Board, an independent board established under the OPEB Statute for the purpose of holding in trust and administering the funds of the OPEB System. The OPEB System administers benefits plans for: (i) State employees (including certain employees of the Narragansett Bay Commission, Rhode Island Airport Corporation and Commerce RI); (ii) certified public school teachers electing to participate in the OPEB System; (iii) judges; (iv) State police officers; (v) retired and former members of the General Assembly; and (vi) certain employees of the State Colleges (primarily faculty) (collectively, the “OPEB Plans”). The contribution requirements of retirees, the State and other participating employers are set by statute. Active employees (other than employees of the State Colleges) do not make contributions to the OPEB Plans.  The retirees’ contribution to the cost of the OPEB Plans varies based on their years of service.

The State Investment Commission oversees all investments made by the State, including those made for the OPEB System.  The OPEB Statute requires that all investments shall be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital. The assets of each of the OPEB Plans are pooled for investment purposes only. Consistent with a target asset allocation model adopted by the State Investment Commission, the OPEB System maintains a diversified portfolio by sector, credit rating and issuer using the prudent person standard.

Pursuant to the OPEB Statute, a trust was established in fiscal year 2011 to accumulate assets and pay benefits and other costs associated with the OPEB Plans. The State’s annual OPEB cost is calculated based on the ARC with respect to the OPEB Plans, as determined by the Actuary in accordance with GASB Statement No. 45, “Other Post-Employment Benefits” (“GASB 45”). The State is required by the OPEB

Statute to fully fund the ARC through annual appropriations. Prior to fiscal year 2011, the State funded the OPEB Plans on a pay-as-you-go basis, with annual contributions designed to fund only current year claims, premiums and administrative costs. All employer contributions to the trust for fiscal year 2011 and thereafter have been made and will be made on an actuarially determined basis in accordance with the OPEB Statute.

Pursuant to GASB 45 and State law, the State has obtained an Actuarial Valuation of the OPEB Plans for the fiscal year ending June 30, 2019. GASB 45 requires that OPEB obligations be recalculated at least in two-year intervals, but the OPEB board voted in 2018 to obtain valuations for the fiscal year ending June 30, 2019 and annually thereafter. The purpose of the Actuarial Valuation is to measure the State's funding progress, to determine the ARC, and to determine the actuarial information in accordance with GASB 45. According to the June 30, 2019 Actuarial Valuation, there were 13,488 active members covered by the OPEB trust and 7,865 retirees receiving healthcare benefits under the OPEB System.

The ARC for the OPEB Plans is based on OPEB Plan provisions in effect as of the valuation date, the actuarial assumptions adopted by the OPEB Board, and the methodology set forth in the OPEB Statute. The OPEB Board's current policy is that an Actuarial Valuation becomes effective two years after the valuation date. Therefore, the ARC in FY 2021 is based on the Actuarial Valuation as of June 30, 2018 and the ARC for FY 2022 will be based on the Actuarial Valuation as of June 30, 2019. The ARC for each year is subject to adjustment from the Actuarial Valuations based on actual payroll amounts.

In computing the ARC, the Actuary determined the AAL of the OPEB Plans to be $781.2 million and the UAAL to be $461.1 million as of June 30, 2019. This reflects a change from $807.7 million for the AAL and $542.4 million for the UAAL as of the June 30, 2018 valuation. This is primarily the result of claims experience, changes to the pre-65 healthcare plans and projected decreases in ACA excise tax. The existing assumed rate of return of 5.0% for the OPEB trust fund remains unchanged.

The Actuary calculated the ARC based on an amortization of the UAAL over 30 years for judges and General Assembly members, 0 years for teachers and 17 years for State employees, State police officers and certain employees of the State University and Colleges. The OPEB Plans for the judges and General Assembly members are currently over 100% funded. The State and other participating employers contributed approximately $63.7 million to the OPEB Plans in FY 2020. In the FY 2021 Budget, the State and other participating employers are expected to contribute approximately $54.0 million to the OPEB Plans.

Actuarial Valuations of the OPEB Plans involve estimates of the value of reported amounts and assumptions about the probability of occurrence of events far into the future. Examples include assumptions about future employment, mortality, and the healthcare cost trends. Amounts determined regarding the funded status of the OPEB Plans and the ARC are subject to continual revision as actual results are compared with past expectations and new estimates are made about the future. These future revisions in actuarial assumptions could have a material effect on the UAAL or ARC in the future.  In the event of material changes in the UAAL with respect to retiree healthcare, there is no assurance that the State will be able to fund its ARC in the future. If the State is not able to fund such contributions, the State may be required to raise additional revenue, to reduce State services, to modify benefits, to implement a combination of the foregoing or take other necessary measures.

In June of 2015, GASB approved new Statement No. 74, Financial Reporting for Postemployment Benefits Plans Other Than Pension Plans (“GASB 74”), and Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“GASB 75”), which establish new accounting and financial reporting requirements for governments whose employees are provided with OPEB. The OPEB System implemented GASB 74 in FY 2017 and the State implemented GASB 75 for FY 2018. GASB 75 required the State to restate the net position of the OPEB Plans as of July 1, 2018 to recognize its share of the net OPEB liability. The net OPEB liability, an accounting concept, is the difference between the total OPEB liability and the fiduciary net position of the plans. This is analogous to the UAAL, an actuarial concept, which is the AAL less the actuarial value of plan assets.

On June 30, 2020, the Actuary issued its report for the OPEB Plans under GASB 75 based on a measurement date of June 30, 2019. The report showed a net OPEB liability of $496,924,272, as compared to a UAAL of $461,090,571 in the Actuarial Valuation Report as of June 30, 2019. In preparing the GASB 75 report, the Actuary used the same assumptions as were used in preparing the Actuarial Valuation. However, GASB 75 requires the use of the plan’s fiduciary net position or fair market value of assets, whereas the actuarial funding valuing uses an asset valuation method that smooths investment gains and losses over a period of four years. GASB 75 reporting was included in the State’s audited financial statements beginning with the 2018 Annual Report.

Employee Relations

It is the public policy of the State to encourage the practice and procedure of collective bargaining, and to protect employees in the exercise of full freedom of association, self-organization, and designation of representatives of their own choosing for the purposes of collective bargaining, or other mutual aid and protection, free from the interference, restraint, or coercion of their employers. See RIGL Section 28-7-2. State employees, with limited exceptions, have the right to organize, to designate representatives for the purpose of collective bargaining and to negotiate with the Governor or his/her designee on matters pertaining to wages, hours and other conditions of employment, except those benefits provided under the State Employees’ Retirement System. See RIGL Section 36-11-1. State employees generally have all rights to bargain as do private employees under the State Labor Relations Act, except that State employees cannot lawfully strike.  See RIGL Section 36-11-6.

The State’s workforce consists of approximately 14,802 paid employees as of February 27, 2021. This corresponds to 14,279.1 full-time equivalent (“FTE”) positions. This number is less than the 15,124.7 authorized FTE positions in the FY 2021 Enacted Budget by approximately 846 positions. Of this amount, the State employs 3,663 non-union employees (24% of the total workforce) and 11,139 union employees (76% of the total workforce). There are fifteen unions, the largest being American Federation of State, County and Municipal Employees (“AFSCME”), Council 94. Council 94 represents approximately 3,689 employees (33.1% of total union workforce). Other significant unions include the Rhode Island Brotherhood of Correctional Officers (“RIBCO”) (1,125 employees –10.1% of the total union workforce); the Rhode Island Alliance of Social Service Employees, Local 580 (809 employees –7.3% of the total union workforce); and the Laborers International Union North America (“LIUNA”) (841 employees –7.6% of the total union workforce).

The current collective bargaining agreements between the State and the various employee unions were negotiated for a three-year period, July 1, 2017 through June 30, 2020. The agreements provided for salary increases of: 2% effective January 1, 2018, 2.5% effective January 1, 2019, 2% effective July 1, 2019 and 1% effective January 1, 2020. These salary increases were also extended to non-union employees. Additionally, the contracts provide for modifications to health insurance benefits including increased employee contributions to medical expense deductibles and out of pocket maximums, effective January 1, 2019. These changes in the health care plans apply to union and non-union employees.

The State negotiated a three-year contract with RIBCO (rank and file) for the term of July 1, 2017 through June 30, 2020. The negotiated raises and medical plan changes provided to other state employees were agreed to without change by this RIBCO bargaining unit. The agreement further provides that, for the first eighteen (18) months following a compensable injury, in lieu of statutory workers’ compensation benefits, a correctional officer would receive full salary, subject to deductions for pension and medical insurance contributions.

The Rhode Island Troopers Association (“RITA”) contract expired on October 31, 2017. A new contract was negotiated for the period November 1, 2017 through October 31, 2020. The contract provided for salary increases of: 2% effective January 1, 2018, 2.5% effective January 1, 2019, 2% effective January 1, 2020 and 1% effective July 1, 2020. The prior contract had provided for a bonus of 3.0% paid to troopers each year the Department of Public Safety/State Police received an accreditation of “excellence” from the Commission on Accreditation for Law Enforcement Agencies (“CALEA”). The “accreditation of excellence” bonus was reduced to 1.5% and in exchange the troopers received a corresponding 1.5% salary increase effective July 1, 2018. The RITA agreed to the health care plan changes applicable to all other bargaining units.

While the state employee collective bargaining agreements have expired, they continue in full force and effect pursuant to evergreen provisions contained therein. Negotiations with the various unions were scheduled to commence in April 2020 but were put on hold as a result of the COVID-19 pandemic. It is anticipated that negotiations for successor agreements with all unions will recommence later this year.

Since 2000, in lieu of a portion of the pay LIUNA members received over the years, the State agreed to make payments to a LIUNA pension fund (“LPF”). The amount of the payments the State makes is a dollar amount per hour, up to a maximum of thirty-five (35) hours per week. The dollar amount per hour varies by local LIUNA bargaining units. The essence of the 2000 LPF agreement is that LIUNA members bargained away a portion of their pay in exchange for the State contributing to the LPF. The net effect to the State of the LPF contributions is $0. In order to effectuate these employer contributions to the LPF, the State over the years annualized the dollar amount per hour and pay scales for participating LIUNA members were reduced by the annualized amount. The State has proposed to change the payroll methodology prospectively to correct the effects of the reduced pay scales on longevity and overtime calculations. A sum of $4.3 million was included in the FY 2022 Recommended Budget to account for recalculation and compensation to affected LIUNA members for longevity and overtime payments back to January 1, 2012.

LITIGATION

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources.

Pension Litigation

For a discussion of litigation in respect to the State’s pension reform, see the section titled: “Pension Reform and Related Litigation” under “State Funding of Retirement Systems” above.

Other Litigation

The Narragansett Indian Tribe filed a complaint challenging the constitutionality of a statute authorizing table games at Twin River Casino. The tribe also disputes whether the State “operates” either Twin River or Newport Grand within the meaning of the statute. The Rhode Island Supreme Court has since determined that the statute is constitutional and remanded the case to the Superior Court to determine whether the State “operates” the facilities. There has been no action on this case since the Supreme Court’s decision in 2015. If the tribe were to prevail, there could be a significant impact to the State’s gaming revenue.

The Narragansett Indian Tribe filed a complaint in the U.S. District Court for the District of Columbia against the State (including RIDOT and an individual State employee), seeking $30 million in damages related to the I-95 Viaduct construction project in Providence, Rhode Island, which Plaintiff claims adversely effects culturally significant land. The State Defendants have filed a motion to dismiss, which is currently pending.

The City of Pawtucket has filed a lawsuit against the State in Rhode Island Superior Court, alleging that the State withheld from the city over $500,000 in PILOT funding relating to properties owned by Memorial Hospital. The State has filed a motion for summary judgment, which is currently pending.

A wrongful death action arising out of a drowning at Pulaski Park in Glocester has been brought against the DEM. Fact discovery is near completion, but expert discovery is ongoing. Plaintiff is seeking $5.0 million in damages. If a judgment is entered against the State, the pretrial interest to date is 156%.

On May 2, 2011, Cashman Equipment filed suit against Cardi Corporation and RIDOT in Superior Court in connection with construction work performed in the course of building the Sakonnet River Bridge. Cashman has set forth several allegations against Cardi including breach of contract, unjust enrichment, and negligence due to the fact that Cardi allegedly supplied a defective design for the cofferdams and defective materials. Cashman has contended that Cardi’s actions required Cashman to perform additional work on the bridge for which it was entitled to compensation. Cardi has filed counterclaims against Cashman and Third-party claims against the State. In relation to the State, Cashman has specified approximately $1.5 million as pass through claims. Cardi has filed a first amended third party complaint against the State for those amounts plus any damages related to Type F concrete. The potential liability could exceed $4.0 million. The parties have participated in three court-ordered mediations for this case. The Court bifurcated this matter for trial. Trial on the Cofferdam issue (which does not involve claims against the State) started on October 30, 2019 and is ongoing. The trial on the pass though claims and Type F concrete to be scheduled later. Discovery in the matter is ongoing. On June 9, 2017 Cashman filed for bankruptcy.

The Quidnessett Memorial Cemetery (the “Cemetery”) filed a lawsuit against RIDOT alleging inverse condemnation, continuous trespass, and violations of substantive and procedural due process stemming from an easement that the Cemetery granted to RIDOT in 1984 for the construction of a “seepage pit” on Cemetery property for overflow of highway runoff. The Cemetery alleges at least $2.5 million in damages for the value of the easement, which does not include damages related to loss of use. The Cemetery also demands the State resolve the flooding on Cemetery property, which may require major highway reconstruction with a cost in the millions of dollars. A bench trial has concluded, and a decision is pending. RIDOT is in the process of putting to bid a stormwater management project in the vicinity of Plaintiff’s property that would alleviate certain water retention issues. The proposed project cost is approximately $8 million and it is scheduled to begin in May 2021.

The Chariho Regional School Committee (“Chariho”) filed a verified complaint for declaratory judgment and injunctive relief against the State in Superior Court regarding the rights and obligations under an Agreement Concerning the Transfer of Ownership of the Chariho Career and Technical Center (the “Agreement”). In Count I, Chariho seeks a declaration, among other things, that the Agreement is enforceable between RIDE and Chariho and that RIDE breached the Agreement by approving career and technical programs at Westerly and Narragansett high schools, respectively. In Count II of the complaint, Chariho seeks a preliminary and permanent injunction restraining RIDE from: (i) approving the continued operation of any career and technical programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center and (ii) any new career and technical education programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center. In addition, Chariho seeks an award of attorney’s fees and costs. The

State has moved to dismiss the complaint for lack of jurisdiction and failure to join indispensable parties, as well as failure to state a claim upon which relief may be granted. A hearing on the motion to dismiss is scheduled for November 21, 2016. In addition, the Narragansett School Committee and the Westerly School Committee have filed motions to intervene in the litigation, respectively. A hearing on the motions to intervene was heard for October 17, 2016. A motion to dismiss was granted in favor of the defendants on March 20, 2017. An appeal may follow, and the State will continue to vigorously defend appeals. The motion to dismiss was granted on March 20, 2017. On May 26, 2017, a notice of appeal was received. The appeal is now pending in the Supreme Court, where argument has not yet taken place. RIDE filed an administrative appeal in Superior Court of the Rhode Island State Labor Relation Board’s order and direction of election for its Legal Counsel/Hearing Officers. RIDE believes that the Legal Counsel/Hearing Officers are confidential and managerial employees exempt from collective bargaining. A hearing date is pending. The estimated amount of potential damages is unknown at this time.

A former state employee sued State of Rhode Island Legislative Council and her supervisor alleging violations of the Fair Employment Practices Act by creating a hostile work environment and engaging in gender discrimination. Discovery is substantially complete. Damages are unknown at this time. If interest is awarded, interest would be 12% of the judgment per annum from August 2004.

The plaintiff, a former program worker with juveniles, brought suit against DCYF and certain DCYF employees alleging discrimination based on gender and retaliation under the Whistleblowers’ Protection Act. Discovery is ongoing. Damages are estimated to be a minimum of $821,000. If interest is awarded, the amount would be 12% of the judgment per annum from April 2007. The amount of the potential award may be offset by a workers’ compensation setoff. After a motion for judgment on the pleadings was filed with respect to the claims against the individual State defendants, a stipulation was entered by the parties agreeing to the dismissal.

A personal injury case was filed alleging that a youth in temporary custody of DCYF visited a trampoline park where the youth sustained injuries, including permanent paralysis. The complaint includes three counts brought against the DCYF, a DCYF social worker, the group home where the youth was staying, two of the employees of the group home and John Does alleging negligence, negligent supervision and loss of parental companionship. The Office of the Attorney General represents the State, DCYF and the DCYF employee. Discovery has commenced. The extent of the alleged injuries and alleged permanent paralysis and lifetime care are unknown at this time but are anticipated to be extensive; damages could be in the multimillion-dollar range.

A wrongful death action arising from an automobile accident was filed against the State. A wrong way driver, operating under the influence of alcohol, struck a vehicle and killed a young married couple, leaving behind a young child. Plaintiffs have alleged that the State was negligent due to insufficient signage on the roadway where the accident occurred. The State believes that the public duty doctrine applies. Potential damages could be valued in the millions of dollars.

The American Trucking Association and four trucking companies have sued Rhode Island in federal district court alleging that the statute authorizing only tractor-trailer tolling violates the Dormant Commerce Clause of the United States Constitution. The matter is currently pending and a trial is expected to commence in late 2021. The State receives about $45-50 million a year in revenue from the tolling and this federal court litigation seeks to enjoin or stop the receipt of that revenue but does not seek damages or restitution for tolls previously paid. It is possible that if plaintiffs are successful, other litigants could file suit seeking the payment of damages or restitution for prior tolls charged.

Children’s Rights of New York (“Children’s Rights”) sued DCYF alleging constitutional and statutory violations in its foster care programs. Children’s Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney’s fees. A judgment was entered in favor of the State in the United States District Court for the District of Rhode Island on April 30, 2014. Children’s Rights appealed to the United States Court of Appeals for the First Circuit, which reversed the judgment and remanded the case to the District Court for additional discovery and further litigation. A settlement agreement was approved by the District Court after a fairness hearing in May 2018 and negotiated attorneys’ fees were paid. The State will need to provide resources to DCYF to carry out the terms of the settlement agreement and meet its benchmarks. If DCYF does not meet the benchmarks, the State may be liable for costs and attorneys’ fees from future litigation for contempt and/or enforcement of the settlement. DCYF management believes they can comply with the requirements of the settlement with current staffing levels, but if it is determined that requirements of the settlement are not being met, DCYF will seek additional positions and associated funding.

Pre-suit notice of litigation was received in a potential wrongful death action arising from an accident where a six-year old riding a bicycle on or near the State’s East Bay Bike Path was struck by a motor vehicle and killed. Specific causes of action and damages are unknown at this time; however, the wrongful death minimum in Rhode Island is $250,000. The State has legal arguments to this action including the application of the statutory cap of $100,000. If the court determines that the statutory cap does not apply then given the age of the decedent and the potential for a loss of consortium claim, the amount of damages could be many millions of dollars.

In 2016, Manafort Brothers, Inc. filed suit against the State and RIDOT for breach of contract, breach of implied covenant of good faith and fair dealing and quantum meruit and alleging damages in the amount of $4.0 million. An answer and counter-claim have been filed. After the filing of the complaint, Plaintiff asserted a $21.0 million claim for delay and damages. The State disputes plaintiff’s amount of damages and intends to vigorously defend the alleged claims at trial. The State contends that the estimated amount in controversy is $4.0 million or less. The Superior Court previously granted summary judgment in favor of Manafort and against the State on liability but not damages. The State has appealed this decision and is currently awaiting review of that liability determination by the Supreme Court.

A lawsuit was brought by H.V. Collins Properties, Inc. regarding ownership of property condemned by RIDOT from the City of Providence in order to build a segment of a bike path near Gano Street in Providence. Plaintiff’s first amended complaint did not specify an amount. Plaintiff’s motion for partial summary judgment was granted by the court as to ownership of the contested land. The amount of damages is unknown at this time.

On January 29, 2020, Beaufoy Development, LLC filed suit against RIDOT on a petition for the assessment of damages. RIDOT acquired certain property and easements in Pawtucket by condemnation. On February 20, 2020, RIDOT filed its answer. The amount of potential damages is currently unknown.

In the case of K.L., through her parent L.L. and on behalf of a Class v. R.I. Board of Education, et al., a student, through her parents and on behalf of a class of similarly situated individuals, filed suit in federal court arguing that LEAs in the State must provide free appropriate public education to students with a disability who have not earned a regular high school diploma until the age of 22. Such services have historically been provided until the age of 21. On appeal of a district court decision in favor of the State, the First Circuit Court of Appeals reversed the district court, held in favor of the plaintiffs and remanded the case to the district court to determine remedies. The parties are currently working to determine the size of plaintiffs’ class in preparation for a potential settlement conference. Based on similar settlements in other states, the State estimates potential liability of approximately $6.4 million.

Plaintiff Daniel Harrop has filed a lawsuit seeking to enjoin legal sports wagering in the State. Plaintiff contends that the legalization of sports wagering required the approval of voters through a statewide referendum. The lawsuit was dismissed in Superior Court, but plaintiff has filed a motion to amend the complaint. State revenues collected from Twin River and Tiverton Casino would be affected if a court were to enjoin or otherwise restrict sports wagering.

Plaintiffs Mutual Properties 14 Thurber LLC and Paolino Properties jointly brought suit as unsuccessful bidders against the Department of Administration, the State Board of Elections and their respective directors seeking declaratory and injunctive relief and attorneys fees arising from allegations that the State violated State procurement laws when it cancelled a Request for Proposals (“RFP”) and chose to negotiate a single source contract for leased space. The Superior Court denied plaintiffs’ request for a temporary restraining order seeking to halt execution of the lease by the State and the prospective lessor. The State’s motion to dismiss was denied, and limited discovery has commenced. The amount of potential damages is unknown at this time.

Plaintiff, estate of a decedent, has brought a wrongful death action against the State (including the Department of Public Safety and E-911) and the Town of Lincoln arising out of address confusion in the response of first responders to an emergency. This matter was only recently filed and is currently in discovery; damages have not been quantified and no demand has been served. The wrongful death minimum in Rhode Island is $250,000. The State has legal arguments to this action including the application of the statutory cap of $100,000 and the Public Duty Doctrine.

A wrongful death action was filed against the State arising out of a vehicle striking a pedestrian on Allens Avenue in Providence. Pedestrian was hospitalized for three months and then a lengthy stay at rehabilitation and home care. Eventually Plaintiff died as a result of his injuries. Discovery is currently stayed as case is on its second petition for certiorari before the Rhode Island Supreme Court. Medical damages alone are approximately $4.5 million.

A lawsuit was filed against the State in 2020 relating to a serious bodily injury arising out a police shooting by the Rhode Island State Police and Providence Police on a Rte 95N merging ramp. Collectively, the police discharged their weapons at a vehicle that refused to follow verbal commands and was using the vehicle as a weapon against police and civilians. Plaintiff was a vehicle passenger and was struck by a bullet when police discharged their weapons. The Plaintiff’s initial demand for damages was $2 million. The case is currently in discovery.

Disability Rights Rhode Island and the ACLU National Prison Project brought suit against the Rhode Island Department of Corrections (“RIDOC”) on behalf of six named individuals who were/are inmates at RIDOC, as well as seeking class certification. The complaint alleges that RIDOC violated the constitutional rights of inmates with severe and persistent mental illness, as well as the ADA and the Rehabilitation Act when inmates are placed in administrative or disciplinary confinement. Among the relief sought is a change in RIDOC policies and practices, increased staffing, possible facility alteration and/or creation and appointment of an expert to assess RIDOC’ s confinement and make recommendations that the State must comply with. The Plaintiffs will also seek significant attorneys’ fees. This case is progressing on a dual track: litigation and mediation. The State will contest any claim for class certification and defend the lawsuit on its merits.

Plaintiff O.D.Y. Accessories brought breach of contract claims against the State related to the sale of 500,000 purported KN95 masks. The Plaintiff seeks $1,518, 860, the unpaid balance of the contract. The State filed an answer and counterclaims.

Consent decrees were entered in the U.S. District Court for the District of Rhode Island on complaints brought by the USA regarding the rights of individuals with intellectual and physical disabilities. There are requirements in the consent judgment. The State will need resources to implementing the terms of the consent decrees.

A lawsuit has been filed against the State by a former employee of the Department of Health who was terminated as of August 24, 2020 for giving confidential documents related to complaints about nursing homes filed with the Department to a member of the media. Plaintiff is claiming First Amendment retaliation, tortious interference with a contract and Whistleblowers’ Protection Act violations. Plaintiff also filed a suit in 2016 alleging workplace retaliation in violation of the Whistleblowers’ Protection Act for raising concern internally about an alleged backlog of complaints against Department-regulated facilities, such as nursing homes. As of March 16, 2021, Plaintiff has demanded over $1 million in damages. These cases are currently in discovery and are being rigorously defended by the State.

In 2020, Plaintiff filed a complaint in Superior Court against RIDOC alleging violations of the Fair Employment Practices Act and Rhode Island Civil Rights Act in relation to his 2011 and 2012 applications for employment as a correctional officer. He alleges that RIDOC’s entrance examination is racially discriminatory, basing that claim on a separate U.S. Department of Justice lawsuit against RIDOC pursuant under Title VII. RIDOC filed a motion to dismiss on statute of limitations grounds, which was denied. This matter is currently in discovery. The Plaintiff is seeking lost wages, as well as other relief, plus interest, which in total could exceed $500,000.

In 2012, Plaintiff filed a complaint in Superior Court against the Rhode Island Veterans’ Home and her supervisor alleging violations of the Fair Employment Practices Act and the Whistleblowers’ Protection Act. Plaintiff alleges that she suffered retaliation after complaining about a discriminatory and hostile work environment. The Defendants filed a motion for summary judgment, which was granted as to the individual supervisor but denied as to the Veterans’ Home. The Plaintiff is seeking compensatory and punitive damages, as well as other relief. If a judgment is entered against the Veterans’ Home, interest would be 12% of the judgment per annum from September of 2012, and total exposure to the State could exceed $500,000.

Plaintiff, a former associate director of the State Office of Veteran’s Affairs filed a complaint against the State in the U.S. District Court for the District of Rhode Island alleging employment discrimination and retaliation. Plaintiff claims lost wages from 2017 to the present and counsel fees that could potentially exceed $500,000. The case is in discovery and the State intends to file a dispositive motion.

APPENDIX G

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE-EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the 2021 Economic Report to the Governor prepared by the Utah Economic Counsel, reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

COVID-19 Pandemic

The outbreak of a novel strain of coronavirus that can result in a severe respiratory disease, referred to as COVID-19, was first detected in China in 2019. COVID-19 has since spread across the world. In March 2020, the outbreak of COVID-19 was declared a pandemic (the “COVID-19 Pandemic”) by the World Health Organization, as well as a U.S. national emergency and a statewide emergency in the State. The responses of governments, business, and individuals to the COVID-19 Pandemic have caused widespread and significant changes in economic activity. Certain sectors of the global, national, and local economies have experienced negative effects due to reduced consumer spending and affected unemployment, as well as government mandated and voluntary responses to mitigate the COVID-19 Pandemic, including school and business closures, event cancellations, and reduced travel. Unemployment in the United States and in the State has increased as a result of the COVID-19 Pandemic. There can be no assurances as to the materiality, severity, or duration of the negative economic conditions caused by the COVID-19 Pandemic.

In March of 2021, the United States federal government passed the second version of its Coronavirus Aid, Relief, and Economic Securities (CARES) Act, the Coronavirus Response and Relief Supplemental Appropriations Act of 2021 in response to the unfolding COVID-19 situation.  The CARES Act, as supplemented in 2021, is a $1.9 trillion federal package passed in March of 2021 which includes direct payments to State individuals, state government, local governments, and schools. Increased availability of vaccines combined with decreased positivity rates and relaxation of restrictions highlight an improving revenue outlook for the State.

Geographic Information

On January 4, 1896, the State became the 45th state of the United States of America (the “U.S.”). Ranking 13th largest among the states in total area, the State contains approximately 84,900 square miles. It rang-es in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. The State is in an arid region (precipitation ranks as the second lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the state is known for its scenic beauty and the diversity of its outdoor recreation areas. Land ownership in the State was distributed as about 64% federal, 10% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).

Financial Information Regarding the State of Utah

Utah Economy and Outlook

Demographics

2020 Overview

While 2020 was full of significant and unexpected events, the available data typically reflects only the first half of the year. A 1.64% growth rate between 2019 and 2020 indicates growth consistent with the last several years. Net in-migration increased slightly. Natural increase continued to decline while remaining positive. Utahns are continuing to age and become more diverse.

State Population Estimates

Utah’s population grew by 52,829 and reached 3,273,000 by July 1, 2020, according to preliminary estimates prepared by the Utah Population Committee (UPC). This annual growth rate of 1.64% is barely lower than the previous year’s percent growth, 1.69%. The 2020 estimates are preliminary and will be revised once Census 2020 data are released in late spring, 2021.

This moderated growth translates to an increase of 509,000 new Utahns since 2010. Census Bureau estimates indicate that Utah was the fastest-growing state in the nation throughout the decade at 17.6%. Since 2010, net migration (in-migration minus out-migration) contributed 35% of Utah’s population growth. This year marked the largest influence of net migration in year-over-year growth, contributing 48%. While natural increase remains the larger contributor to statewide growth, contributing 27,573 persons, which is over half (52%), it has been declining throughout the decade.

Fertility rate

Despite a total fertility rate of 1.99 in the most recent data, Utah’s rate only falls behind two other states (South Dakota and North Dakota), Both the total fertility rate and births have declined annually since 2008. Utah’s 46,510 births in fiscal year 2020 are at the lowest level since 1999, however the decline has been moderating in recent years.

 Age structure

Median age has been increasing nationwide as the Baby Boomer generation, the largest generational group before Millennials, ages. While Utah maintains its rank as the youngest state, its median age has increased from 29.2 years at the 2010 Census to 31.2 years in 2019. The national median age increased from 37.2 to 38.5 over this same period.

Differential age structures of the two largest generational groups, Baby Boomers and Millennials, illustrate Utah’s younger population. The median age of both Utah’s Baby Boomers and Millennials are younger than their national counterparts.

Utah’s dependency ratio decreased slightly, from 68.3 in 2018 to 67.8 in 2019. This shift moved Utah from having the third-highest dependency ratio to 11th. A more significant decrease in the child-age ratio (from 49.6 to 48.7) than the increase to old-age dependency ratio (from 18.7 to 19.1) drove the overall reduction.

Households and housing units

There were an estimated 3.08 people in an average Utah household in 2019, the highest in the nation. This increase converges toward the 3.10 average household size in 2010, decreasing from an estimated increase in the first half of the decade. Nationally, an average household is 2.61 persons and has remained consistent for the past several years.

Utah continued to have the most rapid housing unit growth rate among all states in 2019. This 2.2% annual growth rate, which is unchanged from 2017-2018, translates to 23,897 additional housing units. Wasatch, Washington, and Utah counties experienced the most rapid housing unit growth rates between 2018 and 2019. Census Bureau analysis indicates growth in most Utah counties in the past year surpassed the decade average.

Race and Hispanic Origin

The Census Bureau estimates Utah’s minority population (measured as the population that is not white alone and non-Hispanic) to be 22.2% of the July 1, 2019 population. San Juan County (55.7%), Salt Lake County (29.7%), and Weber County (24.4%) all had minority shares higher than the state between 2018 and 2019. Since the 2010 Census, the minority share of the population in Salt Lake (25.7%) and Weber (21.7%) counties have increased, while the proportion remained unchanged in San Juan County (56%). The minority population in San Juan County is predominantly the Native American population, while in Salt Lake and Weber counties, the dominant group is the Hispanic or Latino population.

Throughout the decade, growth in racial minorities and the Hispanic or Latino populations accounted for 39.5% of Utah’s population increase. The Hispanic or Latino population contributed nearly one-quarter (23.5%) of statewide population growth. The non-Hispanic Asian population contributed 6%, and the non-Hispanic Two or More races population was responsible for 5% of state growth. The annual growth rate for the minority population was consistently higher than the non-Hispanic white population throughout the decade, ranging from 2.5% to 4.0% compared to 1.0% to 1.5%.

County Population Estimates

Several counties experienced significant growth between July 1, 2019 and 2020, according to the UPC estimates. Washington County experienced the highest population percentage increase for the second year in a row at 4.06% (7,328 residents). Utah County had the highest numeric growth, with the addition of an estimated 19,437 residents. Over two-thirds of statewide growth was in Wasatch Front counties.

Net migration drives population increase in the high growth counties. Historically, natural increase has been the primary source of Utah County’s growth, but this is changing. For the second time this decade net migration exceeded natural increase.

Two counties have estimated population loss between 2019 and 2020: Emery and Grand counties. Both counties have a positive natural increase, which indicates the annual population decline is due to more people migrating out of, rather than into, the counties.

Subcounty Populations

The Census Bureau estimates that four cities have populations exceeding 100,000 in 2019. These include Salt Lake City (200,567), West Valley City (135,248), Provo (116,618), and West Jordan (116,480). From 2018 to 2019, Salt Lake City and West Jordan showed marginal population growth, West Valley City declined slightly, and Provo was essentially unchanged.

For the entire decade, Herriman was ranked the fastest growing city in the nation among those places with a population of at least 50,000. Its population more than doubled since the 2010 census. South Jordan and Lehi were the 12th and 15th fastest in the same population-based categorization. Within the state, most of Utah’s fastest-growing cities had populations of 50,000 or less. Vineyard and Bluffdale continued their growth trajectory between 2018 and 2019, with their populations increasing by over 10% in the year. Vineyard’s population increased by 18.5% (1,852) and Bluffdale at 11.8% (1,730).

2021 Outlook

The population will continue to grow at a moderate pace to reach 3,324,500 by July 1, 2021. While both components of change should remain positive, projections indicate the absolute contributions to overall growth to decrease slightly from last year. Natural increase (births minus deaths) will remain slightly more dominant than net migration, contributing 26,500 people to Utah’s population. Net migration will continue to be a stable force, contributing 25,000. The 2020 Census apportionment data, scheduled for release early 2021, will provide a new baseline to inform analysis of the 2020 decade.

Measuring Economic Diversity

The Hachman Index measures economic diversity. Using indicators such as gross domestic product (GDP) or employment, the index measures the mix of industries present in a particular region relative to a (well-diversified) reference region. Hachman Index scores are normalized from 0 to 100. A higher score indicates more economic diversity, while a lower score indicates less economic diversity. The Hachman Index is often applied at the national level, allowing for comparison between individual states. With reliable data, the index may also be applied to measure industrial distribution across counties. This chapter examines the results of a Hachman Index analysis at the state and county levels for 2019.

Utah’s Midsized Economy is the Most Diverse

Utah is a leader among U.S. states for industrial diversity. A Hachman Index analysis using 2019 GDP data reported by the Bureau of Economic Analysis and aggregated to the two-digit NAICS code, reveals that Utah’s industrial distribution is very similar to that of the United States. Utah ranks first, with a score of 97.3, followed by Missouri and Georgia at 96.7 and 96.5, respectively. Overall, six states (Utah, Missouri, Georgia, Arizona, Illinois, and Pennsylvania) have index scores above 95 (see Table 1). As the Hachman Index is a relative measure, it is not definitive that any one of these states is significantly more diverse than another.

Utah leads the West for industrial diversity. Arizona, Colorado, and California all have larger economies than Utah, but have lower Hachman Index scores.  States with similar-sized economies include Oklahoma, Iowa, Nevada, and Kansas. Of these, only Kansas has an index score above 90, indicating a very diverse economy. Kansas scores 90.7, Iowa 75.2, Nevada 68.0, and Oklahoma the lowest at 57.6. Despite Utah’s midsized economy (31st largest), its industrial composition is more diverse than even the largest states.

Urban Counties More Diverse, Rural Counties More Specialized

Salt Lake, Weber, Davis, and Washington counties are the most economically diverse within Utah. Because adequate GDP data are not available at the county level, we used employment data. A Hachman Index analysis of Utah Department of Workforce Services and Bureau of Labor Statistics data using two-digit NAICS codes, shows the economic disparity of Utah’s counties. Urban counties tend to have more diverse economies with a larger variety of employment opportunities and a wider range of industry sectors available to the population (see Figure 2). Salt Lake and Weber counties are two of the most populous counties in the state. Washington County is the most populated county outside of the Wasatch Front, and adjacent Iron County is one of the fastest-growing counties in the state. As more people move to these counties, the employment opportunities should increase and the industrial composition will continue to diversify.

Most of the counties bordering Salt Lake have relatively diverse economies. Davis, Utah, and Tooele all have index scores above 75, ranking in the top 10 most diverse counties. A notable exception is Summit County, which has high employment in arts, entertainment, and recreation and accommodations and food services, the result of a tourism-based economy centered on Park City.  Another exception is Morgan County, which has the state’s highest concentration of employment in construction. In counties with small populations, just a few large employers can have an outsized effect on the counties’ overall employment mix.

Duchesne, Uintah, and Beaver are the least economically diverse counties. In Uintah and Duchesne, the low index scores are a result of a heavy concentration in oil and gas extraction. These counties have a competitive advantage in the extractive industries due to their natural resources, which are geographically dependent and not found in every county. Beaver’s highest concentration is in agriculture, due to the county’s large hog farm. Like Morgan and Summit counties, all three have relatively small populations, so just a few large employers can have a significant effect on their industrial composition.

With a few exceptions, Utah’s metropolitan counties have the most diverse economies in the state, followed by the adjacent ring counties. The rural counties with smaller populations and fewer industries have the least diverse economies. This highlights a clear urban-rural divide in the economic opportunities available to residents of the state. Urban counties offer a more diverse array of economic opportunities across a larger set of industries, while rural counties have fewer economic opportunities and fewer industries to choose from. While economic diversification is not a measure of economic prosperity, it is an indicator of greater economic choice and opportunity.

Calculating the Hachman index

The Hachman Index is the reciprocal sum, or mean location quotient, of the study area across all industries where the mean is generated by weighting the respective sectors’ location quotients by the sector shares in the region. A Hachman Index score ranges from 0 to 100. A higher score indicates that the subject area’s industrial distribution more closely resembles that of the reference geography, and is therefore diverse. A lower score indicates a region is less diverse than the reference area and more concentrated in fewer industries. Diversity in economic opportunities, as represented by a diverse set of industries, is generally considered a positive contributor to a region’s economic stability.

The Hachman Index is not without its shortcomings. For one, the subject area is contained within the reference region, i.e. Utah is included in the U.S., and so, to some degree, the subject area is being com-pared to itself. Another limitation of the Hachman Index is that it does not account for the competitive advantages of a region. A region may have an advantage specializing in a specific industry, making a concentration in that industry economically justifiable over a more diversified economy.

Although diversification is usually considered a positive attribute for an economy, an increase in diversity may not be good for the labor market. As discussed in the 1995 Economic Report to the Gover-nor, Utah had specialized in metal mining industries. In the mid-1980s Kennecott experienced major layoffs, which decreased its share of the overall Utah economy and therefore raised the measure of diversity in Utah. However, the effect on the labor market was negative, with lower employment levels. The transition to increased industrial diversity may not immediately result in improvements for resi-dents of a region or imply economic growth.

The Hachman Index is also affected by the mea-sures used. The value of the Hachman Index will be affected if broader measures are used. For exam-ple, an index calculated from employment by industry will behave differently over time from one calculated from GDP, due to changes in labor productivity that lead to increased production using fewer employees.

Employment, Wages, and Labor Force

2020 Overview

Utah began 2020 with a high degree of economic momentum. Job growth was strong, all industry sectors were thriving, the labor market fully employed, and optimism abounded. Utah’s vigorous economic performance was historic, and continued vitality seemed certain. Few if any envisioned what was about to unfold.

A health pandemic arose and forcefully swept the globe. As a result, business and regular commerce were significantly impacted. Uncertainty replaced optimism, and an immediate and dramatic disruption developed. In a month and a half, Utah’s economy transformed from robust and expanding to restrained and contracting. This was Utah’s most rapid economic reversal in its history.

COVID-19 prevalence was established in the second half of March, and by April’s end historically low unemployment gave way to an historic spike. Utah’s unemployment rate jumped to 10.4%--a height not seen since the Great Depression. Job losses amounted to around 140,000, and Utah’s employment level contracted by 7.6%. Nearly all industry sectors were negatively impacted.

Service-based industries suffered the most. Any industry with close personal customer interaction, crowded environments, or travel dependency saw strict and lingering employment setbacks.

The broad leisure and hospitality sector contracted the most. Entertainment, recreation, dining out, and travel and accommodation were most affected by public health measures and consumer trepidation. Many tourism-based rural communities experienced disproportionate losses.

Healthcare, education, and retail trade were additional industries significantly impacted by the initial restrictions, but these made speedy recoveries after April’s trough.

Construction and the financial sector were exceptions that may have benefitted from the economic response. Construction is largely outdoor work, and Utah’s housing needs did not pause during the pandemic. Lowered interest rates stimulated home sales, and mortgage financing and re-financing accelerated.

Though Utah couldn’t avoid the pandemic’s setback, Utah’s employment contraction was proportionally the nation’s least. The state’s strong economic position entering the pandemic paid dividends, providing Utah a cushion to absorb the economic reversals.

For the year, it is estimated that Utah’s employment count will contract by around 1.4%, or roughly -22,000 jobs. Eight of 11 major industry sectors may record employment loss. The overall unemployment rate will likely settle around 4.9%, noticeably better than the nation’s anticipated 2020 rate of 8.1%, but up from Utah’s pre-pandemic full-employment of 2.5%.

The pandemic’s economic impact is not as encompassing as was the Great Recession’s ten years ago. It is anticipated that Utah’s employment losses will be stabilized by the end of 2020, or eight months after the April slide. In contrast, it took Utah 23 months to recover from the Great Recession’s employment low point.

The important underlying perspective is this was an external economic setback, not an internal market imbalance requiring restructuring; an adjustment that generally takes longer to transpire. Utah’s fundamentals only need to overcome the pandemic’s setbacks, not fundamentally rebuild. The economy will improve as promptly and aggressively as the market will allow. This is Utah’s position entering 2021.

2021 Outlook

As the new vaccine is distributed to more people, Utah’s 2021 economy should be free to work towards its regular aggressive functionality. However, employment measures throughout much of the year will be compared against the deep trough of 2020 and are therefore unnaturally overstated.

Approaching March and April, Utah’s economic performance will still be subpar though incrementally improving. In contrast, without repeating the collapse of 2020, Utah’s employment percentage will rise steeply. Beginning in April, high job growth rates will vastly exaggerate the actual, more modest economic performance trending under the surface.

The year’s overall employment growth is estimated to measure around 3.8%. Only the mining industry is anticipated to remain lethargic. All other industries should improve and record growth. But again, will be obfuscated due to low prior year comparisons.

For a clearer perspective, these two-year up-and-down economies can be spanned to gauge the underlying impact. If Utah’s estimated end-of-2021 employment is compared to the end-of-2019 employment, Utah will have grown its job base by around 2.3%. That is a just-below-average one-year Utah growth rate having taken two years to achieve. A shortfall, yes, but a commendable achievement nonetheless in the midst of a pandemic.

The labor market should continue to improve in 2021 but will not return to full employment. With only one year of job growth occurring (2021) instead of two (2020 and 2021), Utah’s natural yearly labor force expansion will not be adequately absorbed. This should keep Utah’s 2021 unemployment rate somewhat elevated around 4.0%.

Personal Income

2020 Overview

Utah’s total personal income in 2020 was an estimated $170.7 billion, an 8.8% increase from $156.9 billion in 2019. Utah’s estimated 2020 per capita income was $52,533, up 7.3% from $48,939 in 2019. Thanks to copious federal aid, both measures of estimated personal income growth in Utah were well above their 2019 levels. Nationally, total personal income grew by 7.4% in 2020 and per capita personal income grew by 6.6%. Utah’s 2019 estimated total personal income growth and per capita personal income growth were both higher than the national average.

Total Personal Income

Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: 1) net earnings by place of work, adjusted for place of residence; 2) property income, or income from dividends, interest, and rent; and 3) income from transfer receipts, which are benefits received from the government, including: Social Security, Medicare and Medicaid, and veteran’s benefits. In 2019, Utah’s TPI was $156.9 billion, and of that, net earnings by place of residence comprised the largest share (65.8%). This was followed by property income from dividends, interest, and rent (21.3%), and income from transfer receipts (13.0%).

While Utah’s component share of net earnings and property income from dividends, interest, and rent were similar to the national average, its income from transfer receipts was the lowest of any state. Only the District of Columbia had a smaller share of transfer receipt income (12.1%). The three states with the lowest share of transfer receipt income were Utah (12.6%), Colorado (13.2%), and Connecticut (13.4%). The states with the highest share were West Virginia (29.0%), Mississippi (26.4%), and Kentucky (24.1%).

In 2019, Utah’s TPI rose 5.8% from $148.2 billion to $156.9 billion. The fastest growing component was transfer receipt income, which grew 8.8% from $18.5 billion to $20.1 billion, and may have been influenced by the state’s implementation of Medicaid expansion that year. Net earnings by place of residence rose 6.6% from $95.7 billion to $102.1 billion, and property income from dividends, interest, and rent rose 2.3% from $32.2 billion to $33 billion.

The majority of earnings by place of work, which includes government social insurance, came from wages and salaries (72.3%), followed by supple-ments to wages and salaries (17.4%), and propri-etors’ income (12.0%). Utah’s earnings by place of work came primarily from nonfarm earnings (98.9%), versus farm earnings (1.1%). This is rough-ly equivalent to the nonfarm/farm split for the United States (97.2% and 2.8%, respectively).

Of Utah’s nonfarm earnings, 84.6% came from the private sector and 15.4% came from the public sector. Within the Utah private sector, the profession-al, scientific, and technical services sector (12.5%) was the largest source of earnings; followed by manufacturing (11.8%), and health care and social assistance (10.5%). At the national level, health care and social assistance accounted for the largest percentage of private-sector earnings (13.7%); followed by professional, scientific, and technical services (12.4%); and manufacturing (11.6%).

In 2019, all of Utah’s broad private-industry classifi-cations experienced growth in earnings. The information sector had the highest year-over-year earnings growth of 11%. Other industries experi-encing high growth included professional, scientif-ic, and technical services (10.3%), utilities (8.9%), and construction (8.8%).

Earnings in Utah’s public sector, which includes federal civilians, military, and state and local employees, expanded by 6.0% in 2019.

Per Capita Personal Income

Per capita personal income is a region’s total personal income divided by its total population. Personal income and per capita personal income data are reported quarterly by the U.S. Bureau of Economic

Analysis. Utah’s estimated 2020 per capita personal income was $52,533, up 7.3% from the 2019 level of $48,939. Utah’s estimated 2020 per capita income was 87.0% of the national per capita income of $60,355.

In 2019, Utah’s total personal income growth rate was the second-highest in the nation, while its per capita personal income level was the seventeenth lowest. This dynamic of high personal income growth but lower per capita income has largely been driven by Utah’s young demographic. While total personal income is expanding, per capita personal income is weighed down by many young individuals who are counted in the population but have not yet entered the workforce. As Utah’s population continues to age, as is projected, the gap between personal income growth and per capita should continue to narrow.

Per Capita Personal Income by County

Utah experienced per capita personal income growth of 4.1% in 2019, which was lower than its 6.4% growth in 2018. Twenty-eight out of twenty-nine counties experienced per capita personal income gains in 2019, versus 29 out of 29 counties in 2018. The only county to experience per capita personal income decline was Piute. Beaver County experienced the strongest year-over-year growth (12%), while Daggett (11.3%), Rich (7.5%), Box Elder (6.2%), and Millard (5.2%) rounded out the top five counties for growth.

In 2019, Summit County’s per capita personal income was the highest in Utah at $151,326, more than three times the state average of $48,939. Summit, along with Wasatch ($59,584) and Grand ($59,196), were the only three counties with an average per capita personal income that exceeded the national average of $56,490. Morgan ($55,967) and Salt Lake ($55,446) were the only other counties to outpace the statewide per capita income average.

2021 Outlook

Utah’s total personal income in 2020 was estimated to have grown 8.8%, a massive increase from 5.8% growth in 2019. The state’s estimated 2020 per capita personal income growth of 7.3% was also well above the 2019 mark of 4.1%. Utah’s 2020 percapita personal income growth also exceeded the national growth of 6.6%.

The CARES Act–passed at the end of March– accounted for much of the estimated growth in total personal income in 2020. The act provided support through stimulus checks, sent in varying amounts to most individuals making less than $100,000 and households making less than $200,000; and increased benefit payments for unemployed workers. Government transfers were the only component of personal income to grow in the second quarter, with property income from dividends, interest, and rents; and net earnings both dragging down personal income.

The economic uncertainty of the last year will continue into 2021, especially around personal income. On one hand, future federal stimulus could again stabilize economic growth in the state and nationally until a vaccine is in widespread distribution towards the middle of 2021. On the other hand, a lack of federal aid, combined with more lockdowns, could suppress personal income as businesses struggle to remain open and earnings shrink. Regardless of what happens, a decline in personal income seems likely in the national labor market. Whether that decline comes from a natural reversion to a personal income level expected in an economy that continued 2019 trends or from a deteriorating business environment will likely determine how much personal income contracts in 2021.

In contrast to the national level, Utah looks likely to continue personal income growth in 2021, albeit at a slower pace. Utah already had one of the fastest personal income growth rates in the nation in

2019 and the nearly full recovery of the Utah labor market is likely to contribute to the growth in personal income regardless of federal aid.

However, it is possible that economic headwinds could prove too great and result in a slight decline in 2021. Given Utah’s nearly full employment level, this seems unlikely.

Personal income growth is likely to vary significantly among Utah industries. Those that experienced negative impacts and employment losses in 2020, such as leisure and hospitality, are likely to remain constrained in 2021 without further stimulus. Other relatively unimpacted industries, such as construction, are likely to experience stronger growth in 2021.

Gross Domestic Product by State

2019 Overview

Gross domestic product (GDP) by state details the value of final goods and services produced in a state. It is a common indicator used to track the economic health of the nation or a state. Conceptually, GDP by state is gross output less intermediate inputs, and as such it measures the economic activity within the state. Real GDP controls for inflation by using “chained” dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The Bureau of Economic Analysis (BEA) releases GDP data annually in June.

Nominal GDP

Utah’s nominal GDP (measured in current dollars) was estimated to be $192.5 billion in 2019, up from $181.6 billion in 2018. This represents a growth rate of 6.0% which ranked the 2nd highest in the nation. The Utah GDP growth rate of 6.0% is a deceleration in growth over the previous three years. National GDP grew about 3.0% in 2018, its biggest gain in more than a decade.

Real GDP

Utah’s real GDP (measured in 2012 chained dollars) was $168.8 billion in 2019, up from $162.6 billion in 2018. This represents a growth rate of 3.8%. From 2018 to 2019 the nation’s GDP grew by 2.1% after adjusting for inflation. At -0.5% in 2020 Utah’s GDP growth is expected to remain above the national average of -3.5. From the first quarter in 2015 through the first quarter in 2020, Utah’s economy grew at an annual rate of 3.4%, compared to the 1.9% national GDP growth rate.

Industry Growth

Financial activities represent the largest sector of GDP in Utah at 22.7% in 2019, followed by trade, transportation and utilities at 16.7% of total GDP.

In 2019, the finance, insurance, real estate, rental, and leasing industries added the most real value to the gross domestic product of Utah. These industries added about 33.6 billion chained 2012 U.S. dollars to the GDP of Utah in 2019.

2020/2021 Outlook

The pandemic is expected to create an unprecedented volatility in national and state GDP for 2020. U.S. GDP has not yet fully recovered from the losses suffered in the first six months of the year. As a result,

U.S. GDP is expected to shrink by 3.5% in 2020. Utah has fared quite a bit better and its GDP is expected to shrink by only 0.5%.

While both Utah and U.S. GDP have partially recovered from a contraction in the first half of 2020, a variety of factors will determine how the recovery unfolds in 2021. Key variables include: a) the scale of the ongoing COVID-19 resurgence and any resulting closures, b) the status of labor markets and household consumption, c) the size and timing of additional fiscal stimulus, d) the timing and availability of a COVID-19 vaccine, and e) the degree to which volatility in the US political transition affects consumer and business confidence. Currently GDP growth for Utah is expected to be 8.2% in 2021 and national GDP growth is expected to reach 3.7%.

Utah Taxable Sales

2020 Overview

The pandemic and recession of 2020 significantly impacted Utah taxable sales, which are comprised of sales and purchases subject to sales and use tax. Although growth in total taxable sales in 2020 was similar to past year (increasing by an estimated 5.8% over the prior year to $72.9 billion), there was significant variation in performance of the various sectors. Taxable services declined by an estimated 7.8% in 2020. This decline is attributed to a decrease in consumer spending in industries such as accommodation, recreation, entertainment, and food services where social distancing is more difficult. Conversely, retail sales increased by an estimated 13.3% in 2020. This sector benefited as consumers increased online spending as well as spending in certain segments such as grocery and home improvement. Retail sales also benefited significantly from recent legislation which required marketplace facilitators to begin collecting sales tax on facilitated transactions. Business investment purchases also performed well in 2020, growing by an estimated 7.3%. Conversely, all other sales, which only comprise a small portion of taxable sales, declined by an estimated 6.4%.

Retail Sales

In 2020, retail sales, which account for just over 57% of all taxable sales, increased by an estimated 13.3% to approximately $41.7 billion. This is one of the largest year-over-year growth rates ever recorded in retail sales. High growth in this sector was driven by changing consumer spending patterns due to the pandemic, federal fiscal stimulus, and recent state legislation. For much of 2020, consumers shifted spending from service-based industries where social distancing was difficult to retail industries related to “at home” expenditures such as grocery stores, home improvement, and online shopping. Additionally, despite the recession brought on by the pandemic, overall personal income and consumer spending remained relatively strong, partially due to the injection of federal fiscal stimulus. Retail sales also benefited significantly in 2020 from recent state legislation which required marketplace facilitators that meet certain requirements to begin collecting and remitting sales and use tax on each sale the marketplace facilitator makes on its own behalf or that it makes or facilitates on behalf of a market-place seller. It is estimated that taxable sales from marketplace facilitators accounted for approximately $2.4 billion in 2020, with the majority of those sales occurring in the retail sector.

Business Investment Purchases

Notwithstanding the pandemic and a recession, business investment purchases increased by an estimated 7.3% to $11.1 billion in 2020. Growth in this sector was led by the construction, manufacturing, and wholesale durable goods industries. These industries also appear to have benefited from changing consumption patterns due to the pandemic as businesses and consumers purchased goods and equipment for both working and recreating at home. While most business investment industries had strong growth in 2020, the oil and gas industry saw a significant decline. The decline in this industry was triggered by record low oil prices during portions of the year. These low oil prices are attributed to global supply and demand issues brought on largely by the pandemic.

Taxable Services

In Utah, only a limited number of service industries are subject to sales tax. In 2020 overall taxable services decreased by an estimated 7.8% to $17.6 billion. Many of the largest industries in this sector, which include accommodations, recreation, entertainment, and food services, were among the hardest hit industries due to the pandemic. These industries decreased the most in April when some of the most restrictive health orders were in place. In April the accommodation industry was down approximately 86% over the prior year, the arts entertainment and recreation industry was down 71%, and the food service industry was down 37%. These industries have made substantial progress in recovering from these lows but are still down compared to the prior year as of the end of 2020. The utility industry, which is also included in the taxable services sector, maintained positive growth in 2020 which offset some of the decreases from the other hard-hit industries in this sector.

All Other

The category “All Other” consists of transaction types such as private motor vehicle sales and prior period refunds/payments that do not fit into the other sectors. This category also includes sales remitted by taxpayers where an industry NAICS code could not be determined. In 2020, this sector, which comprises less than 4% of total taxable sales, decreased by an estimated 6.4%. This decrease is primarily due to a decline in prior period payments, which varies significantly from year to year. The decrease is also partially attributable to a decline in special event sales which have also been significantly impacted by the pandemic.

2021 Outlook

Despite a tumultuous 2020, progress in the fight against COVID-19, a relatively strong labor market, and strong consumer spending is forecasted to drive solid growth in Utah’s taxable sales in the coming year. Total taxable sales are forecasted to increase by 6.3% to $77.5 billion in 2021. The potential impact of a vaccine points to the beginning of a recovery for the taxable services sector which is forecasted to increase by 10.5% in 2021. A labor market that is one of the strongest in the nation and continued growth in consumer spending are forecasted to drive another year of growth in retail sales and business investment which are forecasted to increase by 4.9% and 5.7%, respectively.

Although solid growth is forecasted in 2021, significant uncertainty due to the COVID-19 pandemic presents a risk to the forecast. Any changes in the course of the pandemic, such as an acceleration in cases or a setback in the progress for an effective vaccine, has the potential to impact Utah taxable sales by altering the speed of the economic recovery for impacted industries. Other conditions with the potential to impact 2021 taxable sales are also primarily external in nature. These conditions include, but are not limited to, monetary and tax policy decisions, national political climate, commodity prices, and geopolitical instability. Any significant changes in these and other economic or political conditions could result in changes to employment, disposable income, and consumer confidence, which will in turn affect Utah taxable sales.

Summary

In 2020, Utah taxable sales saw another year of solid growth despite a worldwide pandemic and recession. Near-record growth in retail sales and strong growth in business investment more than made up for the decline in taxable services. A labor market which is among the nation’s best and strong consumer spending are expected to drive another year of growth in taxable sales in 2021. Absent any changes in the course of the virus, an effective vaccine is expected to lead to the beginning of a recovery in taxable sales for the hardest-hit industries. The overall outlook for 2021 taxable sales is hopeful.

Tax Collections

2020 Overview

Although Utah fared relatively well in comparison to other states in fiscal year (FY) 2020, tax collections declined 3.9% as events precipitated by the coronavirus pandemic negatively impacted revenues. However, most of the FY 2020 decline was not an actual decrease in revenues but a shift of revenues from FY 2020 into FY 2021 due to an extension of the income tax filing deadline from April 15, 2020 to July 15, 2020. This filing date change pushed approximately $795 million in Education Fund revenues from FY 2020 into FY 2021. After correcting for income tax timing, tax collections would have grown 5.7% in FY 2020, continuing many years of uninterrupted growth.

Unrestricted revenues totaled $7,918.5 million in FY 2020, exceeding the June 2020 forecast (adjusted for legislation) of $7,810.8 million by $107.7 million. Total General Fund revenues rose 7.4%, while Education Fund revenues fell 10.1% due to the income tax filing extension (6.1% growth after adjusting for the filing extension). Transportation Fund and mineral lease revenues decreased 1.0% and 24.3%, respectively.

General Fund

Despite the pandemic, the majority of General Fund revenue sources posted positive growth in FY 2020. Investment income was the exception, declining 12.4% as interest rates dropped to among the lowest ever seen. Unrestricted General Fund revenues totaled $2,829.0 million in FY 2020, an increase of 7.4% compared with 3.7% growth in FY 2019. Unrestricted sales tax revenue grew 7.0% in FY 2020. Total sales tax, including earmarked revenue, increased 9.7% in FY 2020 due to a new 0.15% earmark for Medicaid expansion that took effect at the end of FY 2019 but largely impacted growth in FY 2020. Federal stimulus payments, extended unemployment benefits, pandemic-related stocking up, and new revenue from marketplace facilitators were major factors in boosting sales tax collections. Sales tax earmarks, which have increased steadily since FY 2011 (when they were $189.2 million), totaled $815.0 million in FY 2020, an 18.0% increase over the prior year.

In FY 2020, revenue from beer, cigarette, and tobacco taxes grew 2.3%, liquor profits grew 3.1%, and unrestricted insurance premium tax collections grew 4.1%. FY 2020 mining severance tax revenue rose 7.2% on the heels of a 31.7% increase in FY 2019. Oil and gas severance tax collections rebounded 34.8% in FY 2020 after declining 16.9% in FY 2019.

Education Fund

Education Fund revenues fell 10.1% to $4,415.4 million in FY 2020. Individual income taxes declined 7.7%, and corporate income tax collections fell 31.7% as individual and corporate tax payments were shifted from April 2020 to July 2020.

Were it not for the income tax filing extension, individual income taxes would have grown at a strong 9.3% in FY 2020, and corporate income taxes would have declined just over 20%. Although some of the corporate tax decline may be due to the impacts of the pandemic on corporate profits, much of the decline is the result of one-time repatriation revenues stemming from the federal Tax Cuts and Jobs Act of 2017, which boosted FY 2019 corporate tax revenues.

Transportation Fund

Revenues in the Transportation Fund totaled $614 million in FY 2020, a 1.0% decline compared to FY 2019. Motor fuel tax collections fell 5.5% in FY 2020 as fewer workers commuted to work and more people stayed home. Special fuel tax revenue, however, rose 7.8% in FY 2020. Other Transportation Fund revenue increased 3.4%.

2021 Outlook

Utah tax collections are forecasted to increase 21.6% in FY 2021 (1.4% after correcting for the income tax timing shift). General Fund revenue is expected to increase by 3.4% (3.5% including earmarks). Buoyed by a relatively strong labor market and strong consumer spending, sales taxes are forecasted to rise 5.8%. Total sales tax, including earmarks, is forecasted to grow 5.4%. Transportation Fund revenues are expected to increase 4.1% in FY 2021 as people resume work commutes and travel. Total Education Fund revenues are expected to increase 36.3%, with individual income taxes jumping 39.6% and corporate franchise and income taxes increasing 11.4% as a result of the filing date extension. After correcting for the income tax timing shift, Education Fund revenues are forecasted to increase 0.2% in FY 2021. While solid wage and withholding growth are forecasted in FY 2021, final tax year 2020 income tax payments due in FY 2021 are estimated to be weaker than previous years.

Potential Risks to the Economy

While Utah is relatively well positioned to weather the storm caused by the coronavirus pandemic, there are developments at the national and international level which have the potential to weaken the economic picture. These risks include sharp increases in COVID-19 virus cases prompting individuals to stay home more, political gridlock in Washington, D.C. and failure to enact a second stimulus package, a correction in equities or asset values leading to a decline in business and consumer confidence, fiscal or monetary policy changes such as rising interest rates or tax policy changes, a decline in one or more international economies, political or military conflicts, geopolitical events, and a deterioration of U.S. labor markets.

Legislation and Court Actions

In addition, legislative changes or court decisions have the potential to impact tax collections. Senate Bill 168 in the 2019 General Session required marketplace facilitators that met certain criteria (over $100,000 in gross collections and 200 separate transactions) to collect and remit sales and use tax on each sale the marketplace facilitator makes on its own behalf or that it makes or facilitates on behalf of a marketplace seller beginning October 1, 2019. This boosted sales tax revenues for FY 2020.

Also, amidst the coronavirus pandemic, the federal government extended the filing deadline for individual income and corporate franchise taxes from April 15, 2020, to July 15, 2020. Utah followed suit, pushing revenues into FY 2021 from FY 2020.

These or other actions have the potential to affect tax collections.

Summary

Actual FY 2020 tax collections declined due to the income tax filing extension from April 15 to July 15, which pushed approximately $795 million in Education Fund revenues from FY 2020 into FY 2021. After correcting for income tax timing, Utah tax collections realized a solid 5.7% growth, even in the midst of a worldwide pandemic and recession. While Utah is well positioned for recovery and had a strong economy going into the pandemic, there remains a great deal of uncertainty and risk, particularly since the coronavirus pandemic is largely uncharted territory. We expect total tax collections to increase 21.6% percent in FY 2021. However, much of this is due to the aforementioned tax shift in individual income and corporate franchise taxes.

Exports

2020 Overview

Utah’s total merchandise export value continued the upward trend we have seen since 2017. Total export value in 2019 grew by 20.5% over 2018, to a total of $17.3 billion dollars. In doing so, Utah bucked the overall trend in US merchandise exports, which were down in 2019 by 1.4% over 2018. In fact, Utah’s export growth rate was the second highest in the nation, behind only New Mexico, and Utah was one of only a handful of states to achieve double digit growth in 2019. As might be expected then, relative to the export performance of other states, Utah made significant gains, rising from 27th in 2018 (29th in 2017) to become the 25th largest exporting state in the nation in terms of overall merchandise export value.

The Salt Lake City Metropolitan area continues to comprise the majority of exports in Utah, generat-ing 75.6% of the state’s exports. This dominance was extended in 2019. In value terms, Salt Lake City Metropolitan area exports totaled $13.3 billion dollars, representing growth of 37.1% from 2018’s total of $9.7 billion. By contrast, exports from the Provo area were stagnant, with in 2019’s export value roughly matching 2018’s total at just under $1.8 billion dollars. Given the strong growth Salt Lake City’s exports, the Provo region’s share of state exports dropped to 10.3%. Similarly, the Ogden area saw a 4.4% decrease in exports from $1.8 billion dollars down to $1.7 billion dollars (approxi-mately 9.9% of the Utah total). The Logan area did see modest growth in exports, from $573 million dollars in 2018 to $592 million dollars in 2019 (an increase of 3.4%, and 3.4% of Utah’s total exports).

Turning to the industrial composition of Utah’s exports, as expected primary metals remains Utah’s single largest export category by a very large margin, with a total export value in 2019 of $9.1 billion. This represents an increase of 41.8% over 2018, and a continuation of the growth of the year before. Primary metals currently comprise 52.5% of Utah’s exports, and growth in this sector accounts for the majority of Utah’s total export growth in 2019, an increase in the state’s export reliance on this sector from 2018. Other significant export sectors in 2019 include computers and electronics ($1.5 billion, 8.5% of total exports), chemicals ($1.3 billion, 7.5% of total exports), transportation equipment ($1.1 billion, 6.1%), and food products ($975 million, 5.6% of total exports).

2019 saw a 5.6% decline in exports of computers and electronics (an $87 million decrease). Exports of chemicals increased by 5.1% ($62.7 million). Transportation equipment grew to become third largest export sector, a rank held by food products in 2018. Exports of petroleum and coal products increased by over 40% ($2 million) in 2019, while exports of oil and gas by contrast dropped by nearly 60% ($2.9 million). Other notable changes in 2019 include an increase of 34.3% ($39.7 million) in agricultural product exports and a 47.6% ($7 million) rise in apparel exports.

The United Kingdom remains the largest consumer of Utah’s exports, with 2019 export values at $8.8 billion, making up 50.5% of Utah’s total exports. In second place is Canada with 2019 export values at $1.4 billion, making up only 8% of Utah’s total exports. Japan comes third with $839 million and 4.8% of the total. Mexico follows closely behind Japan with $762 million and 4.4% of the total, with Taiwan next with $639.5 million (3.7% of the total).

The regional pattern of exports exhibited significant changes relative to 2018. There was substantial growth in exports from Utah to the United Kingdom, up from $5.1 billion to $8.8 billion in 2019, a rise of

71%. The vast majority of this increase was in primary metals. Exports to Switzerland grew from $165 million to $402.9 million, a rise of 144.2%, moving from being Utah’s 15th largest export market to 9th. Exports to Jordan grew from $1.5 million in 2018 to $50.2 million in 2019, but this does not represent a new market development opportunity. Rather, the detailed Census data indicates that it represents the export of donated articles for relief operations. By contrast, there was a dramatic decline in exports from Utah to Hong Kong (down 80.4%), which dropped from being Utah’s 4th largest export market to 15th. Exports to China, Utah’s 6th largest export market and one of its most important for agricultural products, were essentially static, after falling dramatically last year.

2021 Outlook

As we noted in last year’s report, Utah has benefited greatly from international trade and open markets in terms of job creation over the last decade, and the current anti-trade sentiment the US puts those gains in jeopardy.

The recent US trend, exemplified by the withdrawal from the Trans-Pacific Partnership and on-going trade disputes with China, Canada and the EU is an exception to global trends, an exception with serious consequences for the US, global and Utah economies. The US, traditionally a leader in the push for more open trade, has been left largely on the sidelines as China and Europe have greatly expanded their influence. This represents both an opportunity lost and a challenge for the US to regain its former authority.

The ongoing trade dispute with China remains particularly problematic. Utah’s exports to China and Hong Kong (much of which is ultimately directed to the mainland) have fallen by nearly 70% since 2017, a loss of $1.6 billion in export value over that period. This is particularly concerning given that China has been a high growth export market, and also one to which Utah’s exports have been relatively diverse along the sectoral dimension. The damage to Utah’s agricultural exports has been substantial.

COVID-19 has exacerbated an already precarious position. We don’t yet know the full impact the pandemic will have on trade, but it may be substantial. The WTO has projected that global trade will decline by up to 32% as a result of COVID-19, and early US figures are not encouraging. US merchandise exports, already down in 2019 due to rising trade tensions, fell 10% for the first 4 months of 2020, and 30% in April (year on year). The early Utah figures suggest that it has so far managed to avoid such a dramatic downturn (like in many other measures), in large part because of its heavy reliance on primary metal exports, which are somewhat countercyclical, but significant uncertainty remains.

Price Inflation and Cost of Living

Introduction

Inflation is a measure of how prices of goods and services change. It is connected to the total amount of money in an economy. As an economy grows, the amount of money should also grow if prices are to remain stable. Stable prices are desirable because it allows people to plan and use their resources for exchange in a predictable way. Low inflation (near 2.0% a year) appears to allow an economy to function efficiently and effectively.

The Federal Reserve governs money in the United States. It targets an inflation rate of 2.0% a year as most consistent with its mandate for price stability and maximum employment, conditions associated with economic growth and prosperity, and warns that an inflation rate “that is too high may reduce the public’s ability to make accurate long term economic decisions.” Conversely, an inflation rate that is too low would elevate the “probability of falling into deflation” —a harmful economic phenomenon where prices, and perhaps wages, fall.

A common measure of inflation is the U.S. Consum-er Price Index (CPI), which measures price changes for a fixed group of similar quality goods and services over time. The U.S. Bureau of Labor Statis-tics calculates the CPI. Several measures of inflation exist; various agencies use a given index for a wide array of purposes. For example, the Federal Reserve utilizes the Personal Consumption Expenditures (PCE) index as their preferred measure of inflation.

2020 Overview

The global pandemic affected relative prices throughout 2020 –inflation slowed while the money supply expanded dramatically. Headline CPI grew 1.2% through October compared to 1.8% over the same period in 2019. This is a significant slowing of inflation following a serious economic shock. Other measures of inflation, like the CPE, also read 1.2% growth in the year through Third-quarter 2020. Inflation also affected economic sectors in different ways.

Motor fuel prices collapsed 30% initially and are still down 20%. Vehicle price accelerated into the fall at nearly 5%, while related maintenance consistently grew over 3% all year. Car insurance and public transit prices also fell dramatically throughout 2020–and fell respectively 7% and 14% this year. Clothing also became cheaper by about 6%.

Housing, food, medical care, and communications became more expensive from excess demand given a pandemic; inflation grew in these sectors at about twice the general rate. Education prices have grown nearly 40% this decade, but price growth only moved at 1.3% so far this year–a 25-year low.

While the long-term trend of inflation is clear, about $12 in 1960 could buy the same amount of similar goods as $100 today. Items that cost $50 in 1990 would now cost around $100 to purchase. Deflation is still a concern in a post-pandemic economic recovery.

The Federal Reserve aggressively cut interest rates in response to the pandemic and unleashed liquidity to keep dollar markets functioning. Worldwide this year, central banks have injected nearly $4 trillion in new money, keeping yields on government debt at 0%. The Federal Open Market Committee (FOMC) has also signaled extraordinarily loose policy into the future.

Regional Price Parities (RPPs), updated this May, show Utah’s 2018 RPP fell slightly to 96.6, indicating that the cost of living here is lower than the national average and 15% lower than California. The relative prices of goods fell, while rents accelerated from 2017.

2021 Outlook

Inflation for 2021 may fall short of a 2% target as the pandemic weighs on future expectations. Asset markets have absorbed new money, as the world socks away savings. The pandemic compounds long-term pressure on low interest rates. Future inflation may be affected as much by government debts as by how consumers behave.

Social Indicators

2020 Overview

Social indicators provide insights into dimensions of Utah life that are “noneconomic” in nature, but may impact the economy. This chapter includes information on social indicators from the Utah Foundation’s

Quality of Life Index project as well as its Social Capital Index project, which is currently in development and will be released in 2021.

Quality of Life

Since 2011, the Utah Foundation has measured community well-being through its Community Quality of Life Index. The index measures Utahns’ perceptions of 20 different factors that affect their local communities, such as traffic, schools, and the cost of living. Utahns’ perceptions of their “community quality of life” declined from 73 to 70 on a 100-point scale between 2013 and 2018 (the latest year this survey was issued). Declines in three measures led to this change: (1) the availability of affordable, quality housing, (2) air and water quality, and (3) good parks and recreation.

The Utah Foundation also developed a Personal Quality of Life Index in 2018. Being “secure financially” is the lowest scoring measure among the Personal Quality of Life questions. Comparatively, Utahns score high on happiness and finding meaning in life. Higher incomes and religious affiliation are tightly linked to higher Personal Quality of Life scores. Being young also has a strong, but lesser positive effect on scores.

Social Capital

Social capital is “the productive value of social connections [...] not only in the narrow sense of the production of market goods and services, [...] but in terms of the production of a broad range of well-being outcomes.” Social capital measures the value of relationships at the individual level and within and among the broader community. These relationships are the “glue” that holds society together, the “oil” that reduces friction between groups, and the relationships that “connect people of different levels of power or social status.”

Utah Foundation’s Social Capital Index, informed by three other indices, will consist of roughly 30 metrics in seven discrete categories. The metrics are mostly “noneconomic,” but are closely related to economic factors. For instance, while having graduated from college may not be a direct economic metric, college graduates tend to enjoy higher incomes and lower unemployment rates than those who have not attended college. Accordingly, many of the social capital metrics included in the index are related to households’ economic well-being.

The seven categories in the Utah Foundation’s Social Capital Index are (1) civic engagement, (2) social trust, (3) participation in communal life, (4) family health, (5) social cohesion, (6) focus on future generations, and (7) social mobility. This chapter briefly covers one metric from each group, with comparisons to Utah’s neighboring Mountain States and the national average.

Civic Engagement: Voter Turnout

Nationally, voter turnout in the 2020 general election is expected to surpass every election since 1908, with two-thirds of the voting-eligible population casting ballots. Utah’s turnout is projected to fall just short of the national rate, but be higher than any previous Utah election since at least 1980. Utah’s median voter turnout is just above the median rate for the Mountain States.

Social Trust: Violent Crimes per 100,000

While Utah’s property crime levels, including larceny and motor vehicle theft, are above the national average, Utah Foundation uses violent crime (murder and non-negligent manslaughter, forcible rape, robbery, and aggravated assault) in its Social Capital Index. In 2019, there were approximately 236 incidents of violent crime in Utah per 100,000 people. That said, Utah’s rate of violent crime is comparatively low; the Mountain State average is 422 per 100,000 people, while the national rate is 379.

Participation in Communal Life: Volunteering

Utah has long led the nation in volunteerism, primarily due to its high levels of religious-related volunteering. While the rates change from year to year and from data source to data source, Utah consistently remains at the top of all states in volunteerism. Nearly half of all residents volunteer in Utah. Idaho and Montana come in second and third among the Mountain States, with just over a third of residents volunteering.

Family Health: Share of Children Living in Single-Parent Families

Family health can be measured in terms of family unity and family interaction. These interactions might include screen time on electronic devices, reading to children, and family meals. Utah Foundation has found that the state performs well in terms of family unity (such as the low percentage of single-parent families), but struggles with family interaction relative to its neighboring states. For instance, only 40% of Utah families who live together eat at least one meal together daily― the lowest percentage in the Mountain States. The percent in other Mountain States ranges from 42% in Montana to 54% in New Mexico. The national average is 44%.

Social Cohesion: Share of Population Born in the State of Current Residence

The strength of extended families is an integral part of social capital, as is the length of friendships and having a diversity of colleagues. As such, living in one place, or at least one state, can positively impact social cohesion. There are clear differences among the Mountain States on this metric. Utah has the highest percentage, with 61% of residents being native to Utah. The percent in other Mountain States ranges from 55% (New Mexico) to 27% (Nevada).

A higher proportion of Utah’s population is also born in the state compared to the national average: 61% vs. 58%. While the national average has held steady since 2005, the percent of Utah’s population born in the state fell from 63% to 61% during this period. The state’s strong economy has led to higher in-net migration levels.

Focus on Future Generations: Investment in Public Schools

Utah has the lowest K-12 per-pupil spending in the nation. However, when measuring student spending per $1,000 of personal income (which can be interpreted as the amount of effort the state devotes to students given its available resources), Utah ranks much higher. In 2018, Utah spent $33 per $1,000 of personal income, just under the Mountain State average.

The Mountain State average is led by Wyoming, which spends $47 per $1,000 of personal income. Arizona is at the bottom, at $25 per $1,000.

Social Mobility: Share of Population that are College Graduates

Post-secondary education is one of the strongest predictors of social mobility due to the social capital gained through education. Colorado leads the Mountain States with the highest share of college graduates age 25 years or older (40%), followed by Utah (33%). Nevada has the lowest share of college graduates, with less than one-quarter of its residents age 25 years or older holding a bachelor’s degree or higher.

The share of the population with bachelor’s degrees has increased by more than 5% in both Utah and nationally since the turn of the millennium.

Economic Development

2020 Overview

Job Growth

With the onset of the COVID-19 pandemic throughout the U.S. and the shutdown of non-essential businesses, job growth fluctuated wildly in 2020. Despite this, Utah ranked second best in the nation for year-over job growth at -0.2% during the month of November, with the national average at -6.0% that month. This corresponds to a decrease of 2,800 Utah jobs as of November 2020.

In 2019, the Utah Governor’s Office of Economic Development (GOED) and the Economic Development Corporation of Utah (EDCUtah) worked together to support 33 company relocations or expansions in Utah, adding over 9,100 jobs to the state’s economy and retaining over 500 additional jobs. These projects created capital investments in Utah totaling more than $1.2 billion.  Major Projects

Notable expansions or relocations in 2019 include Northrop Grumman adding over 2,200 jobs in Weber County, Malouf adding over 1,100 jobs in Cache County, GoHealth adding over 1,100 jobs in Utah County, and Proctor & Gamble, adding over 200 jobs and over $300 million in capital investment in Box Elder County.

Business Climate

Utah’s young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business in Utah remains lower than the national average. Utah continues to receive recognition as a leading global business destination, enjoying accolades from national sources like Forbes, which has ranked Utah in the Top 10 Best States for Business since their rankings began, placing Utah third in 2019. In Nov. 2019, Forbes also named Utah the Best State for Entrepreneurs in 2020.

Utah also ranked fourth on CNBC’s “America’s Top States for Business 2019.” Factors contributing to this ranking include a strong economy, high quality of life, business friendliness, and quality infrastructure. In Dec. 2019, The Wall Street Journal named Utah America’s “economic star”.

Trends

Utah’s targeted industries employed over 274,000 Utahns in 2020, up from 265,000 in 2019, demonstrating 3.3% growth. Utah updated their targeted industries in 2020 to include Advanced Manufacturing, Aerospace and Defense, Energy, Financial Services, Life Sciences and Healthcare Innovation, Outdoor Products and Recreation, Software and IT, and Tourism and Film.

Utah-based companies raised $1.46 billion in venture capital in 2019. Strong investment activity continued in 2020, with companies raising over $1.27 billion as of Dec. 2. Utah also saw over $7 billion worth of mergers and acquisitions by Dec. 2, 2020.

Utah’s Unified Response to the Coronavirus Pandemic

The coronavirus pandemic created unique and dynamic economic and health challenges. One constant factor is citizens’ unwavering desire for state officials to keep them informed of the latest COVID-19 news. The state continually distributes relevant information about the pandemic with the firm belief that timely and consistent communication is the key to surviving the crisis.

Utah created coronavirus.utah.gov, where it maintains resources and information on health and maintaining business and education operations. Additionally, GOED hosts a coronavirus page where companies find the latest information on federal, state, and local loans and grant programs., while also maintaining inutah.org, focused on safe economic reactivation and elevating consumer confidence.

Keeping Utahns Informed of Economic Relief Programs

At the onset of the pandemic, GOED was given state officials’ directive to disperse economic relief monies to as many qualifying small businesses and entre-preneurs as possible. The result is an impressive list of diverse grant programs designed to provide an immediate lifeline to many struggling companies.

Loan and Grant Programs Include:

Small Business Bridge Loan.  The Utah Leads Together Small Business Bridge Loan used $11 million in state funds and a $1 million donation from WCF Foundation to provide gap funding early in the pandemic to Utah’s small businesses. The program served more than 1,149 Utah small businesses and nonprofits and positively impacted approximately 15,000 jobs.

Commercial Rental & Mortgage Assistance Program.  The COVID-19 Commercial Rental Assistance Program, known as ComRent, provided rental relief to Utah small businesses that lost revenue due to measures taken during the pandemic to minimize the public’s exposure to COVID-19. After a couple of legislative adjustments, the program was funded with $23 million. Since ComRent’s inception, GOED has awarded $20,135,751 to help companies with rent and mortgage payments.

In Utah.  GOED partnered with Salt Lake City-based RUMOR Advertising on several outreach and education programs. The nearly $2 million, award-winning ‘In Utah’ campaign used federal CARES Act money and focused on intentional connections between consumers, businesses, and Utah experiences. GOED and RUMOR collaborated on In Utah, Healthy In Utah, and Learn & Work In Utah to support economic reactivation, pandemic health guidance and workforce training for Utahns.

Healthy In Utah.  This $1 million initiative encouraged healthy activity during the COVID-19 pandemic, such as following current CDC, state and local health guidelines, and not forgoing other preventive or urgent medical care. During the fall, the campaign focused exclusively on promoting flu vaccines.

Impacted Businesses Grant Program.  Known as Shop In Utah, this popular grant program helped support businesses and provided discounts to consumers. After legislative adjustments, $62,000,000 in federal CARES Act funds were allocated to the program. Nearly 1,000 Utah businesses participated in the program.

COVID-19 PPE Support Grant Program.  Known as ‘Safe In Utah,’ this $5 million grant program helped businesses keep employees and customers safe. It provided grants for a company’s COVID-19 response consisting of the purchase of personal protective equipment (PPE), implementation of workplace redesigns, additional signage, new technology solutions for distance working, and other items to comply with COVID-19 public health guidelines on safely returning employees to work.

Displaced Worker Grant Program.  This $16.5 million initiative, called “Learn & Work In Utah,” provided training for workers displaced due to COVID-19 by funding GOED’s Utah Works program within Talent Ready Utah. It included several workforce training programs and local colleges and universities to provide education and training to displaced workers.

COVID-19 Oil, Gas, and Mining Grant.  This $5 million grant program helped businesses in the oil, gas, and mining industries.

Tourism Recovery Programs.  This $12 million grant helped Utah’s tourism companies and included “Meet In Utah,” with specific consideration for meeting and convention facilities and businesses.

Hospital Grants.  $20 million in hospital grants helped Utah hospitals maintain their response to the pandemic.

2021 Outlook

Because of Utah’s diverse mix of industries, the state economy is expected to mirror trends in the national economy, but at a greater rate.

As economic recovery from the global COVID-19 pandemic continues in 2021, Utah is poised to lead in economic growth and prosperity. Rich States, Poor States lists Utah as its No. 1 state for Economic Outlook. WalletHub listed Utah as the 7th highest state whose unemployment rate has bounced back most from the initial declines due to the 2020 COVID-10 global pandemic. These signs and others point to an excellent recovery for Utah in 2021 and beyond.

Public Education

2020 Overview

Enrollment

In fall 2020, there were 666,609 students in Utah’s public education system, a decrease of 794 students (0.1%) from fall 2019. There were 46,903 kindergarten students, a decrease of 1,910 students, or 1.0%, from the previous fall 2019 (48,813).

Although Utah’s student population is primarily white (73.2 percent), it is becoming more diverse. In fall 2020, 17.9 percent of Utah’s student body was Hispanic or Latino, 1.7 percent was Asian, 1.6 percent was Pacific Islander, 1.0 percent was American Indian and Alaska Native, 1.4 percent was African American or Black, and the remaining students (3.1 percent) identified with multiple ethnicities. According to state population projections, within the school-age population (5 to 17 years of age) individuals identifying as non-White will grow from 25% in 2015 to 42% in 2065.

In 2020, there were 112 operating charter schools in Utah. Charter schools operate independently of school districts but receive public funds and must adhere to federal and state laws in using those funds for operations. Charter schools are educating 79,255 students, about 8.4 percent of all Utah students in public schools.

Transportation

In Fall 2019, the state’s 2,987 school buses transported 195,191 students 27,624,588 miles to and from school. 30% of students are transported on school buses to and from school.

Construction

In 2020, the Utah State Board of Education issued 54 construction project numbers to 12 school districts and 14 charter schools located throughout the state. These construction projects include new or replace-ment schools composed of 4 junior high/middle schools, 5 elementary schools and 1 charter school.

Finances

In fiscal year 2017, the most recent year for which National Center for Education Statistics data are available by state, Utah’s net current expenditure per pupil was $7,206 (the nation’s lowest). Net current expenditures do not include capital spending. Including capital spending raises total expenditure per pupil for fiscal year 2017 to $8,794. However, some consider current expenditure as a percent of total personal income as a better measure of Utah’s effort to fund public education. Using this measure, Utah ranks 36th nationally, at 3.5%. Utah’s per pupil net current expenditures for fiscal year 2020 was $8,506.

For fiscal year 2021, the Legislature appropriated funds for a $64 increase (1.8 percent) in the regular Weighted Pupil Unit (WPU) value, increasing it from $3,532 to $3,596 for fiscal year 2021. The cost of the Basic School Program is estimated to be $3,187,445,100. Of these funds $557,252,600 come from local property tax revenues and $2,635,292,500 come from state income tax revenues.

Achievement

In 2020, Utah ranked 30th in the nation with an ACT Average Composite Score of 20.2. Utah is one of only 15 states in the nation where the test is offered to 100% of high school students.

Statewide, the class of 2020 graduation rate was 88.0%, a 1.0% increase over the previous year’s rate.

In 2020, Utah’s pupil-teacher ratio was 21.6, which is a slight 0.1% decrease compared with the previous year’s ratio.

A total of 43,916 Utah students earned 323,754 hours of college credit in 2020 through Utah’s concurrent enrollment program. This total represents a 12.9% increase in students over 2019. Ninety-five percent of the credits attempted are passed.

A total of 28,136 Utah public school students took 42,289 Advanced Placement (AP) exams in 2020 with 28,337 earning a score of 3-5 (a 67% pass rate, meaning the scores were good enough to earn college credit). Nationally, the pass rate at public schools is 62.5%.

Utah has 14 schools involved in the International Baccalaureate (IB) program, including 8 that offer IB diplomas. There are 1,683 students enrolled in the Primary Years Program, 778 in the Middle Years Program, 962 in the Diploma Program and 24 in the Career-Related Program.

220 Utah schools—or about 21.0% of all Utah schools—offer dual immersion programs in French (23), German (2), Mandarin Chinese (53), Russian (2), Portuguese (9), Arabic (1), and Spanish (107). Twenty-five additional schools offer more than one language.

2021–2022 Outlook

Enrollment

For the 2022 school year, growth in student enrollment is expected, as Utah is expected to continue experiencing net in-migration, and has among the nation’s highest birth rate and fertility rate. Total enrollment in Utah’s public education system in fall 2022 is forecasted to increase by 7,245 students (1.1%) to 673,854. An estimated total cost for fiscal year 2022 is $27.8 million ongoing and $5.3 million one-time funding.

In most of the past five school years, the incoming kindergarten class was smaller than in the prior year. This change corresponds to a declining number of total births five years prior. Based on birth trends, declining kindergarten class size is expected to continue.

Utah’s charter school enrollment has increased by approximately 2.6% per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 1.9% in the fall of 2021.

Impacts of COVID-19

The COVID-19 pandemic presented unprecedented challenges to public education in 2020. Utah K-12 students transitioned to an online learning environment in March 2020 to complete the 2019-2020 school year. School districts continue to use a virtual component to varying degrees in the 2020-2021 school year. The direct and indirect impacts of this disruption on K-12 students are still unfolding. 2021 will likely bring more insight into what these impacts are, their effects on different student groups, and how they will be addressed.

Higher Education

2020 Overview

Higher education constitutes one of the most significant influences to the state’s economy, consistently producing the labor supply powering the strong economic momentum of the 2010 decade. As we move into the next decade, the institutions of Utah’s System of Higher Education (USHE) are poised to continue supporting the state’s growth, with enrollment projected to expand at roughly 3% per year over the next 10 years.

During the 2020 Legislative Session, the Legislature passed S.B. 111, Higher Education Amendments, which merged the Utah System of Higher Education and the Utah System of Technical Colleges into one system. Beginning July 1, 2020, Utah’s two systems of postsecondary education combined as the joint Utah System of Higher Education, overseen by a single governing Board, the Utah Board of Higher Education. The Utah System of Higher Education is now comprised of eight technical colleges, two community colleges, four regional universities, and two research universities.

Enrollments and Completions

Utah’s public degree-granting colleges and univer-sities enrolled approximately 4,800 fewer students in Fall Semester 2020 for a net decrease of 2.5% from Fall 2019. Collectively, Utah’s public colleges and universities enroll nearly 190,000 students each academic year. Despite the current downturn, USHE’s enrollment growth at degree-granting institutions is expected to outpace the country, with an anticipated 57,000 additional students enrolling in USHE schools over the next 10 years.

USHE colleges and universities issued 44,031 certificates and degrees to the class of 2019, a 14.0%% increase over the prior year. Certificates grew at the fastest rate as institutions expanded offerings and employed general education certificates as a tool for increasing stackability in educational pathways.

Utah’s eight technical colleges enrolled 14,280 students in certificate seeking programs during fiscal year 2020, an increase of 4.4% over fiscal year 2019. An additional 9,831 secondary students enrolled in technical education during the 2020 fiscal year.

Technical college students earned 6,333 certificates in fiscal year 2020. The most common certificates were in the fields of certified nurse’s assistants, licensed practical nurses, cosmetology, welding, and medical/clinical assistants. These five fields comprised 27.0% of the total certificate volume for the technical colleges.

COVID-19

The coronavirus pandemic that spread throughout the world in 2020 affected students, faculty, staff and all facets of higher education in the state of Utah. Data on enrollments and completions in the previous section exhibit just some impacts resulting from employing temporary adaptive measures in the name of slowing the spread of COVID-19 among Utah college populations.

Institutional changes employed to cope with the pandemic include alternatives to standardized test scores as part of admissions and USHE scholarship criteria, as well as delayed tuition increases among some higher education institutions.

In support of economic recovery from the effects of COVID-19, USHE received $13 million in Coronavirus Aid, Relief, and Economic Security (CARES) Act funds which were allocated across the system to support students receiving training in high demand fields. Over the last five months of the year, 5,640 students enrolled in training programs supported by the CARES Act funds.

USHE’s New Attainment Goal

In the 2018 Legislative Session, H.B. 300, Higher Education Modifications, established the Higher Education Strategic Planning Commission. In January 2020, the commission created a workgroup led by the Office of the Commissioner of Higher Education to formulate a new statewide educational attainment goal informed by forecasts of the future economic and workforce needs of the state. The workgroup, consisting of representatives from higher education institutions, industry, the Office of the Governor, and other government agencies, met to discuss the lessons learned from the previous attainment goal, how to shape the new attainment goal to guide institutions in the direction of Utah’s changing workforce needs, and the appropriate data needed to measure progress toward the goal.

The attainment goal workgroup recommended focusing on the quality of the higher education system, using measureable goals that accurately reflect the efficiency and efficacy of the full expanse of the education experience, beginning with pipeline entry and ending with the transition to workforce. To that end, three quantifiable goals were identified:

•	Access—increase the 3-year college going rate of high school graduates by 10% in 10 years
•	Timely Completion—increase the share of degrees and awards completed within 150% of expected time by 10% in 10 years
•	High-Yield Awards—increase the share of degrees and awards that align with Utah’s high-wage, high-demand occupations by 20% in 10 years

In 2021, USHE will gather baseline data and prepare to track system progress toward the goals over the next decade, including institution-specific contributions toward goal progress.

Strategic Planning for a Newly Merged Higher Education System

In accordance with the aforementioned S.B. 111, Higher Education Amendments of 2020, USHE drafted an organizational mission, vision, values and principles, as well as priorities, to guide the Utah Board of Higher Education in developing a five-year strategic plan. The system-wide strategy will emphasize legislatively outlined areas of focus, including quality; affordability; educational opportunity, access, equity, and completion; workforce alignment and preparation for high-quality jobs; and economic growth.

System priorities that support the statewide attainment goals include:

•	Access
•	Completion
•	Affordability
•	Workforce Alignment & Economic Impact

Equity, Diversity, and Inclusion

Utah’s colleges and universities have long been engaged on issues of equity, diversity, and inclusion. Given recent events highlighting the country’s struggle with racial inequities in 2020, USHE recognized its responsibility to continue facilitating dialogue and prompting action between state leaders, researchers, and industry experts on educational equity gaps to ensure all Utahns can access higher education and contribute to the overall state workforce.

Utah population projections predict an increase in demographic diversity in the coming decades. By 2065, the percentage of people of color in Utah, ages 18-35, will nearly double. Currently, disparities already exist in postsecondary education enrollment and completions at USHE’s institutions. Without intentional and significant changes to address growing disparities within USHE, the attainment gap at Utah’s postsecondary colleges and universities will continue to increase as the population grows.

2021 Outlook

COVID-19 will continue to dictate the focus for Utah’s higher education institutions with the arrival of 2021. COVID-19 testing, social distancing, and vaccine distribution will drive the institutions’ and students’ abilities to continue the education process.

With an eye toward a future where the pandemic is successfully contained, USHE’s focus will be on driving economic success in our state through strategies focused in the areas outlined by the statewide attainment goals and the Board of Higher Education’s Strategic Plan. Multi-dimensional strategies will be used to increase the system’s positive contribution to workforce development with a specific focus on closing equity gaps that inhibit the full realization of our state’s workforce and economic potential.

Agriculture

2020 Overview

General

Total agriculture receipts, or the market value of agricultural commodities, totaled $1.82 billion in 2019, up 7.7% from 2018’s $1.69 billion. The farm, forestry, fishing, and related activities sectors provided 25,148 jobs earning a total of $320.3 million.1

In 2019, Utah had an estimated 11 million acres in farmland, including 8.6 million acres of pastureland, 20.9% of Utah’s total 52.6 million acres of land. This ranks Utah as 26th in the country in total land in farms. Utah is home to 17,800 agriculture operations (ranked 37th nationally), down 300 operations from 2018. Utah’s average farm size is 601 acres (ranked 12th nationally), up slightly (1.7%) compared with 591 acres in 2018.

Top Counties

Utah’s top five counties for 2019 agricultural sales were Utah ($205 million), Beaver ($173 million), Millard ($172 million), Sanpete ($165 million), and Box Elder ($150 million).2

Utah’s top five counties in total number of farms are Utah (2,589), Cache (1,397), Weber (1,260), Box Elder (1,187), and Uintah (1,114). Daggett County had the fewest at 52.

Production

In terms of revenue generated, Utah’s top five agricultural products are beef cattle and calves, dairy products, hogs, hay, and greenhouse and nursery. Over three-quarters of Utah’s agricultural income is generated by livestock and livestock products, with beef cattle and milk leading this sector. Livestock is the foundation of Utah agriculture. Abundant rangelands support livestock production and more than 6,000 cattle-ranching families.

Hay is Utah’s largest crop, grown to feed beef and dairy cattle. Leading fruits are apples, cherries, peaches, apricots, and pears. Leading vegetables are onions, potatoes, and dry beans. Mushrooms and safflower are also grown in Utah.

Nationally, Utah ranks second in mink pelt production, second in tart cherry production, fourth in wool production, fourth in safflower production, 15th in hog and pig production, 21st in dairy cow production, and 27th in beef cows.

Sales and Prices

In 2019, there were 810,000 beef cattle and calves, up from 790,000 in 2018, a 2.5% increase. Cattle and calf sales also increased over the same period from $450 million to $493 million, a 9.4% increase. There were also 960,000 hogs on Utah farms in 2019, a 35.2% year-over increase. Pork sales increased 34.2% from $124 million in 2018 to $166 million in 2019. Sheep and lambs totaled 290,000 in 2019, a year-over increase of 5.5%. There were 98,000 milk cows in 2019, compared with 100,000 milk cows in 2018, a 2.0% decrease. The compensation price for milk increased over the same period from $16.10/cwt to $18.50/cwt, a 14.9% increase.

Livestock, livestock products, and poultry sales increased 6.4% from $1.2 billion in 2018 to $1.3 billion in 2019. Total crop sales grew from $486 million in 2018 to $541 million in 2019, an 11.4% increase.

Total agriculture sales figures do not reflect the value of commodities produced and used on Utah farms and ranches, such as hay, grain, and corn fed to livestock. By incorporating this value, the overall contribution of agriculture production would increase by approximately 40%.

Significant Issues

Animal agriculture is the foundation of Utah agriculture. Ranching operations require a combination of private and public lands to be sustainable and economically viable. Ranchers face tremendous uncertainty with 63% of Utah lands under federal control.

Predation, led by coyotes, continues to be a problem for sheep, cattle, and poultry producers, especially on or near public lands. Predator control funding comes from state and federal sources, as well as from ranchers who pay a per-head assessment. The focus of the program is to protect livestock, primarily adult sheep, lambs, and calves, from predators, including coyotes, cougars, bears, and ravens. In 2019, 14,200 sheep were lost solely to coyotes, down 30.0% from 2018. In addition, during that same year, 7,700 sheep were lost to cougars and bears, down 3.8% from 2018.

Agriculture Sustainability

Each Utah farm or ranch is unique. Often, we think of ranchers on horseback surrounded by their animals or a farmer in a large field with a tractor; these types of farms still account for the majority of agricultural products in Utah. However, urban farms are also adding to our local food supply.

Utah’s population growth, land prices, and fluctuating operating costs and market prices for agricultural products continue to pressure conversion of fruit, vegetable, and other farmland for residential and commercial development. Agriculture diverts approximately 82% of developed water, but returns more than half back into the ecosystem. In the nation’s second most arid state, growth continues to pressure conversion of agricultural water to municipal and industrial uses.

Farmers continue to face economic uncertainty. In 2018, the farmer share of food spending rose slightly to 14.6 cents per dollar, up from 14.4 in 2017. In the same period, farm production costs per food dollar rose to 8 cents in 2018, up from 7.7 cents in 2017 and the first year-to-year increase since 2013.

2021 Outlook

Agriculture production and processing play a significant role in Utah’s diverse economy. The impacts of COVID-19 have exposed new vulnerabilities, brought past vulnerabilities to the surface, and promoted discussion concerning the costs and benefits of a locally controlled food supply chain. The meat supply chain in particular is at risk from market disruptions. Expanding infrastructure for meat processing, fruit processing and packaging, and co-packing and bottling presents unique opportunities to capture manufacturing dollars for agricultural products in Utah.

Developing countries, expanding global markets, and changing consumer food purchasing behaviors keep Utah’s production agriculture industry evolving and in demand. Additionally, farms and ranches provide open space and are highly valued contributors to Utahns’ quality of life. Population growth in a state with limited water and private land continues to put pressure on these natural resources to transition from food production to urban development.

Real Estate and Residential Construction

2020 Overview

In 2020, the value of permit-authorized construction in Utah was $10.3 billion, the highest year ever, in both current and inflation-adjusted dollars. The previous peak was in 2019, with a total value of $9.8 billion. Construction value includes the value of permit-authorized residential and nonresidential construction and the construction value of additions, alterations, and repairs to existing structures. Permit-authorized construction does not include most public construction, such as roads, highways, prisons, and schools.

Residential Construction

Sixty-one percent of the $10.3 billion in total construction value in 2020 was for residential construction activity. The value of residential construction in 2020 was $6.3 billion, 9.1% higher than the previous year. The strong growth in value reflects the 11.0% increase in residential permits issued for new units. The number of residential permits issued in 2020 was 30,745 compared with 27,610 in 2019. In March, with the emergence of COVID-19, the outlook for the housing market appeared bleak. But by May, the Federal Reserve dropped interest rates to prevent a pandemic-induced recession. Historically low interest rates have brought buyers into the market and led to the hottest housing market in at least 15 years; since August, mortgage rates have been below 3.0%, dipping to as low as 2.77% in November.

The boom in multifamily (apartments, condominiums, and townhomes) construction continued in 2020, but there was a shift in type of multifamily permits. Apartment permits dropped by 10.0%, while condominium and townhome permits increased by 27.0%. For only the fourth time in Utah’s housing history, multifamily permits exceeded single-family permits. Three of those occurrences have been in the past six years. Multifamily permits totaled 15,850, accounting for 51.0% of all residential permits in 2020. The number of multifamily units increased from 15,365 in 2019 to 15,850 in 2020, a gain of 3.2%.

Both condominium and apartment construction drove the strong performance of the multifamily sector in 2020. Since the beginning of the residential boom in 2014, 45,300 permits have been issued for apartment units statewide and 32,360 for condominiums. Apartments and condominiums combined account for 48.0% of all residential building permits issued since 2014.

Single-family permits increased by 21.4% in 2020, the largest increase in seven years. The number of single-family permits was 14,550 in 2020 compared with 11,985 in 2019, the highest level since the run-up to the Great Recession in 2006. The strong demand for housing has led to an increase in the price of a new single-family home. According to Metrostudy, the median sales price of a new, detached, single-family home in the Wasatch Front counties was $430,000 in 2020, an increase of 74.0% since 2012.

2021 Outlook

The value of permit-authorized construction in Utah in 2021 is forecast at $9.65 billion, a decline of 6.4% from 2020. The number of residential units is forecast at 30,000 units, down slightly from the 30,745 in 2020. The small decline is due to an expected lower level of apartment permit activity. The value of residential construction will hold steady at around $6.1 billion, while the value of nonresidential construction and additions, alterations, and repairs will likely see modest declines. Nonresidential construction value is forecast at $2.0 billion, a drop of over $300 million from 2020. Additions, alterations, and repairs value is forecast at $1.5 billion, a decline of $150 million.

Nonresidential Construction

2020 Overview

A year that began with optimism quickly changed as the global health pandemic ended a decade of economic growth. Job loss acceleration in the second quarter brought uncertainty to the nonresidential, commercial real estate market. With the implementation of business and commerce restrictions, office-using employment shifted to working from home, retailers closed with many shifting to online commerce, and hotel rooms sat empty. However, demand for industrial and warehouse space grew, driven by an increased demand for online, retail distribution space. The loss of nearly 22,000 jobs led to a 10.1% decrease in permitted construction value in 2020. The value of Utah’s 2020 permit-authorized nonresidential construction is estimated at $2.3 billion. Approximately 83.0% of total nonresidential construction activity occurred in Salt Lake, Utah, and Davies counties, respectively.

Office, Bank, Professional Construction

After a record-setting 2019, with over $693.2 million in permitted construction value, the office sector suffered a 43.6% drop over last year. The total permitted construction value for office, bank, and professional buildings in 2020 is estimated at $391.0 million, a record decline in absolute change when compared to a previous year. While office-using employment did not suffer major job loss, the shift to working from home has put this real estate sector at a crossroads as occupiers are still deciding how to approach future space needs.

Retail, Mercantile, Restaurant Construction

The retail sector has experienced a mixed recovery since the last recession and the events of 2020 have added new challenges to its recovery. While retail stores regained jobs later in the year, the restaurant sector continues to struggle, likely leading to an increase in empty space. The sector is estimated to permit $146.5 million in construction value in 2020, a 5.0% decrease compared with last year.

Industrial, Warehouse, Manufacturing Construction

The industrial, warehouse, and manufacturing sector is a bright spot in the 2020 commercial real estate market. The sector surpassed its record-setting 2019 with a 1.7% increase in permitted construction value in 2020, totaling $683.7 million. The increase in logistics warehousing and retail distribution and storage space pushed demand to a new record.

Structures Other Than Buildings

Coming off a record 2019, structures other than buildings experienced a 37.3% decrease in 2020. Permitted construction value in 2020 is estimated at $222.0 million—a figure that is still 17.6% higher than the 10-year annual average of 188.7 million.

Remaining Nonresidential Buildings

Twelve individual building types constitute this sector; together, they accounted for $891.1 million in 2020 permitted construction, a 23.3% increase over 2019. Several projects led to a near-record year. Construction began on a new convention hotel in Salt Lake City this year, setting a record for hotel permitted construction value and masking the struggles experienced due to COVID-19 impacts. Additional public building projects set a near-record this year as well.

2021 Outlook

The 2021 forecast for the value of permit-authorized nonresidential construction in Utah is $2.0 billion, a 14.3% decrease from 2020. While the labor market will continue to recover next year, it will not be a full recovery. The job losses of 2020 will likely lead to an increase in vacant space. As the job market recovers in 2021, this empty space will need to be reabsorbed before new space is built.

The 2021 value of permit-authorized nonresiden-tial construction is forecasted to decline by 13.1% in the office-bank-professional sector; decline by 18.1% in the retail-mercantile-restaurant sector; and decline by 7.1% in the industrial-ware-house-manufacturing sector.

Energy

2020 Overview

The story of Utah’s energy economy in 2020 is linked to the worldwide response to the COVID-19 pandemic. Energy metrics across the board were impacted as stay-at-home directives were implemented starting in March 2020, with restrictions continuing well into the fall. Energy demand in nearly all downstream areas declined in 2020, which rippled through upstream sectors affecting both prices and production. The petroleum sector was hardest hit as plunging prices coupled with plummeting demand resulted in laid down drill rigs, shut-in wells, and layoffs in Utah’s energy communities.

Utah crude oil prices averaged $34 per barrel in 2020, but experienced significant swings; starting the year near $50, then dropped briefly below $10 after the initial onset of the pandemic, before rebounding to the low $30 range later in the year. The volatility in oil prices coupled with decreased demand for petroleum products related to travel restrictions resulted in decreased Utah oil produc-tion, down 14% to 31.6 million barrels in 2020. COVID-19 restrictions did not influence natural gas markets as severely as the oil sector. Natural gas prices decreased in 2020, but this was mostly the result of continued oversupply from prolific U.S. shale reservoirs. As a result, drilling for natural gas in Utah virtually stopped years ago and production has declined by 50% since the 2012 peak.

Construction of new utility-scale solar facilities continued in 2019 and 2020 with the addition of over 400 megawatts (MW) of capacity, with nearly 1000 MW additional capacity slated for development in the next few years. Solar now dominates Utah’s renewable energy portfolio providing 63% of total renewable capacity. This surge in solar has also occurred in the residential sector; the total installed residential PV capacity in Utah has increased from just 6 MW in 2013 to more than 315 MW in 2019.

Decreases in the demand for electricity in 2020 were disproportionately felt by coal-fired power plants, resulting in a decrease in coal demand which translated into a decrease in Utah coal production, down to 13.2 million tons, the lowest level since 1985. The establishment of a foreign export coal market continues to be a challenge as access to West Coast ports remain in question. Overall, generation of electricity in Utah has decreased 20% in the past 12 years, mostly from coal-fired power plants, whereas natural gas-fired power plants and renewable resources have greatly increased their share of total generation.

Numerous uncertainties still linger as to how Utah’s energy industry, in particular the oil and gas sector, will recover from the dramatic disruptions in 2020. However, several signs indicate a reason for optimism. Oil prices rebounded much faster than most expected in early summer, and though not yet back to pre-COVID levels, the higher prices resulted in operators turning their oil wells back to full production and the completing of several wells that were drilled pre-COVID-19. In addition, drill rigs returned to the Uinta Basin starting in August and three to four rigs have continued drilling through the fall. Demand for petroleum products in Utah has mostly rebounded and impacts to electricity demand have been minimal and short lived.

Petroleum

Production. Crude oil production dropped in 2016 to 30.5 million barrels following a significant drop in oil prices but rebounded back to about 37 million barrels in 2018 and 2019. In early 2020, the petroleum industry in Utah was poised to have another high production year, but in March, the COVID-19 pandemic caused major global disruptions to petroleum prices and demand, which rippled through Utah. By May 2020, all drill rigs ceased operations in Utah (eight rigs were drilling in early March) and companies shut-in or reduced flow from hundreds of wells. This restriction in activities resulted in production dropping from 95,000 barrels per day in early 2020 down to 69,000 barrels per day in May. Production in Utah rebounded rather quickly, following strengthening crude oil prices in the early summer. By August 2020, production had returned to over 84,000 barrels per day and is expected to continue to climb through the remainder of the year. Crude oil production for 2020 is expected to reach 31.6 million barrels, a 14% decrease from 2019.

Total crude oil pipeline imports from Colorado, Wyoming, and Canada decreased 15% to 34 million barrels in 2020, as refineries adjusted to COVID-19-related decreases in petroleum product demand. Similarly, refinery receipts—the amount of crude oil delivered to Utah’s five refineries― decreased 14% to 60 million barrels. Estimated exports of Utah crude oil peaked in 2014 at 15 million barrels coinciding with a peak in production. With the drop in production in 2020, exports of Utah crude oil dropped to an estimated 5.8 million barrels.

Prices and Value. The COVID-19 pandemic, coupled with price wars between Russia and Saudi Arabia, created turmoil in the international oil markets. Oil prices dropped significantly in early spring 2020, with futures prices briefly plunging below $0 per barrel on April 20. These conditions rippled through Utah, where oil prices started the year just under $50 per barrel, dropped to $18 per barrel in May 2020, before rebounding to $35–$40 per barrel. Overall, Utah oil prices are estimated to average $34 per barrel in 2020, down 30% from the 2019 price. The overall decrease in price, coupled with a resultant slowing of production, pushed the value of Utah’s produced crude oil down to $1.1 billion in 2020, down 40% from 2019. Following suit, Utah’s average price for regular unleaded motor gasoline and diesel also decreased in 2020 to $2.32 and $2.50 per gallon, respectively.

Consumption. Petroleum product demand plummeted in the spring of 2020 as travel restrictions and stay-at-home directives went into effect due to the COVID-19 pandemic. Utah’s refined petroleum product production reached record highs in 2019 at 80 million barrels but decreased 13% to 70 million barrels in 2020. Refined petroleum product imports from Wyoming via the Pioneer pipeline decreased 6% from 16 million barrels to 15 million barrels in 2020, and Utah refineries exported an estimated 28 million barrels of petroleum products via pipeline to other states. Utah’s total petroleum product consumption also reached record highs in 2019 at 61 million barrels but retreated in 2020 to 54 million barrels, 50% of which was motor gasoline and 30% diesel fuel.

Natural Gas

Production. Utah’s natural gas production peaked in 2012 at 491 billion cubic feet (Bcf) but has since retreated to 245 Bcf in 2020, the lowest in the past 34 years. The 10% decrease in production between 2019 and 2020 is the result of continued low prices, lack of drilling, and a decrease in associated gas (natural gas produced from crude oil wells) as crude oil production dropped due to pandemic-related disruptions. Dry production and actual natural gas sales also decreased to 236 and 200 Bcf, respectively. Similarly, natural gas liquids production decreased to about 3.3 million barrels. Nearly all of Utah’s natural gas production comes from conventional reservoirs; only a few unconventional shale gas exploratory wells have been drilled, all before natural gas prices declined in 2015. With the sustained low natural gas prices, drill rigs in Utah are focused on liquid-rich plays with no significant drilling targeting natural gas since 2015.

Prices and Value. The average wellhead price for natural gas in Utah decreased 24% in 2020 to about $1.90 per thousand cubic feet (Mcf), the first-time prices have been below $2 since 2002. Natural gas prices near $2 per Mcf provide no economic justification for natural gas exploration or development. In contrast, the residential natural gas price increased over 8% in 2020 to $8.45 per Mcf. Lower production of natural gas and natural gas liquids, coupled with the low prices, resulted in a 2020 natural gas production value of $514 million, the lowest since 1999. Consumption. Natural gas consumption in Utah has been volatile over the past few years mostly due to large swings in the electric utility market. After reaching a record high of 264 Bcf in 2019, consumption decreased 5% in 2020 to 251 Bcf, including 9% decreases in the residential sector and 13% decreases in the commercial sector (possibly related to moderate winter temperatures in 2020). In contrast, consumption in the electric utility sector increased slightly (0.5%) in 2020. For the first time since the early 1980s, Utah consumed more gas than it produced in 2020 and is no longer a net-exporter.

Coal

Production. At the end of 2020, Utah has six active coal mines, the fewest number since mining operations in Utah began nearly 150 years ago. Overall, coal production is expected to decrease by 8% in 2020 to 13.2 million short tons, well below the 24.5 million tons averaged in the 2000s. Declining Utah coal production started during the 2008 recession, but demand has not rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs. Production at the two remaining Wolverine mines—Skyline and Sufco—accounted for 63% (8.3 million tons) of Utah’s total coal production; Wolverine’s Dugout mine was idled in fall 2019 (production from this mine was minor, only about 500,000 per year, compared with Skyline and Sufco). Emery County Coal Resources took over ownership of the Lila Canyon mine in 2020 and produced 3.1 million tons of coal. Rhino Resources, the owner of the Castle Valley mines, went into bankruptcy in mid-2020 and its mines were bought by COP Coal Development, which produced 700,000 tons in 2020. The Coal Hollow mine in southern Utah ramped up production to 600,000 tons in 2020 from their surface mine after receiving long-sought federal coal leases. Bronco Energy’s Emery mine produced about 500,000 tons of coal in 2020, down slightly from the 700,000 tons produced in 2019.

Prices and Value. The average mine-mouth price for Utah coal decreased slightly to about $37 per short ton in 2020, still a relatively high price in nominal dollars but well below the inflation-adjusted high of $103 per ton reached in 1976. The end-use price of coal at Utah electric utilities, which includes transportation costs, increased slightly to $43 per ton in 2020. The value of coal produced in Utah totaled $488 million in 2020, 10% lower than 2019, and well below the inflation-adjusted high of $1.3 billion recorded in 1982.

Consumption. Approximately 11 million short tons of coal was consumed in Utah in 2020, 97% of which was burned at electric utilities. Demand for coal in Utah dropped 17% between 2015 and 2016, then remained steady until 2020 when it dropped another 11%. Coal sales for industrial use mostly by cement and lime producers dropped to roughly 350,000 tons per year, a quarter of peak demand of 1.4 million tons reached in 2005. Utah was a signifi-cant net exporter of coal, but out-of-state domestic demand has dropped from a high of 16 million tons in 2001 down to about 1.5 million tons in 2020. Utah’s foreign exports peaked in the mid-1990s at about 5 million tons, then dropped to near zero in the mid-2000s. Demand from the foreign market has increased over the last decade, totaling an estimated 2 million tons in 2020; however, overseas transportation options are limited.

Electricity (Including Renewable Resources)

Production. Electricity generation in Utah decreased 4.6% to 37,310 gigawatthours (GWh) in 2020, nearly all of which was a result of lower generation at Utah’s coal fired power plants. Overall, 2020 generation is about 20% below peak generation reached in 2008. Reductions in electricity generation over the past 12 years are the result of recession-related and pandemic-related decreases in demand, increased energy efficiency measures, an exponential increase in residential rooftop solar, and a reduction in demand for coal-fired generation from out-of-state users such as California. Coal-fired electric generation once dominated Utah’s electric portfolio, providing 94% of electric generation in 2005. In 2020, coal accounted for only 62% of electric generation; significant increases in natural gas generation (26%) and renewable sources (12%) have broadened Utah’s generation portfolio. The largest change in Utah’s electricity sector is the recent exponential increase in utility-scale PV solar capacity. Between mid-2015 and the end of 2016, 855 MW of utility-scale solar capacity came online, more than wind, hydroelectric, geothermal, and biomass combined. By the end of 2020, an additional 400 MW of solar should be online with another 1000+ MW in development. Solar now accounts for 6.0% of Utah’s total electric generation. In contrast, Utah’s fleet of coal-fired power plants has experienced a nearly 40% reduction in net generation since 2008. Prices. The overall price of electricity in Utah has remained mostly steady over the past eight years. Utah’s 2020 average electric rate of 8.4 cents per kilowatt-hour (kWh) for all sectors of the economy is 21% lower than the national average of 10.7 cents. This lower rate is mostly attributed to Utah’s established fleet of coal-fired power plants, which still supply 62% of electricity generation in the state, as well as low natural gas prices. The residential price of Utah’s electricity increased a modest 1.9% in 2020 to 10.6 cents per kWh, which is lower than the national average of 13.2 cents per kWh.

Consumption. In general, from 1980 to 2013, electricity consumption averaged a 3.3% increase annually, mirroring Utah’s population rate increase (2.1% per year) combined with the increasing rate of consumption per capita (1.3% per year). However, after an initial 1.4% decrease from 2013 to 2014, total electricity consumption climbed more slowly to reach a new record high in 2018 of 31,242 GWh, before falling 0.3% in 2019 and 0.8% in 2020. The slow-down in electricity consumption is related to the implementation of energy efficiency measures plus a dramatic increase in residential rooftop solar. Pandemic restrictions played a role in redistributing demand in 2020; residential demand increased 5.8% as Utahns spent more time at home, whereas commercial demand decreased 6.8% as many businesses had to temporarily close. Industrial demand stayed steady as industrial services continued through the shutdowns. Utah remains a net exporter of electricity, using 83% of in-state electric generation.

2021 Outlook

Production and Consumption.

2020 was dominated by the impact of the COVID-19 pandemic on Utah’s energy industry. The uncertain outlook for 2021 will be determined by the availability and effectiveness of a vaccine and the eventual return to a more normal life. Oil prices in Utah will most likely linger in the low- to mid-$30 range as uncertainty in the petroleum market continues; high enough for minor drilling but far from the prices needed for extensive oil field development and significant increased oil production. Demand for petroleum products is projected to increase in 2021 as travel restrictions are lifted and people feel more comfortable leaving their homes. Looking to the future, plans have been proposed to build a railway spur into the Uinta Basin; the federal Surface Transportation Board recently released a draft Environmental Impact Statement (EIS) that is currently (December 2020) out for public comment. If approved and financed, the proposed railway could open new out-of-state markets for Utah’s crude oil, creating potential for increased crude oil production.

The COVID-19 pandemic exacerbated the problems faced by the already struggling natural gas industry. Production for natural gas in Utah will continue to fall, albeit not as sharply as years prior, as prices remain below $3 per Mcf. Although Utah had record high consumption of natural gas in 2019, U.S. supply remains high and prices have stayed low. Several groups have sought new markets for Rocky Mountain natural gas to help alleviate the oversupply, including access to proposed liquefied natural gas (LNG) facilities in Oregon and Baja California, Mexico, to tap into Asian markets.

Coal production in Utah is expected to remain in the 13- to 14-million-ton per year range for the near future, as in-state demand has stabilized around 11 to 12 million tons a year, and out-of-state demand continues to be weak (less than 2 million tons per year). This current supply-demand balance will change in a few years when the coal-fired Intermountain Power Plant will convert to natural gas and hydrogen, removing demand for 3 to 4 million tons of coal from the Utah market. Utah coal deliveries to the foreign export market have experienced a modest jump in the past few years, and potential remains for access to a strong overseas market which could push production higher in coming years. West Coast port facilities are vital for accessing the Asian coal market, but current capacity at existing ports is limited and additional capacity could be a challenge to build.

Utah’s electric generation portfolio continues to evolve as demand for carbon-neutral electricity increases and several new utility-scale solar farms are installed in 2021 and beyond. This intensified emphasis on renewable energy has spurred research and development into large-scale electric storage facilities (e.g., compressed air storage in salt domes near Delta, Utah), the generation of electricity from “renewable” natural gas sources (e.g., large-scale anaerobic digesters), the continued development of enhanced geothermal systems at the Frontier Observatory for Research into Geothermal Energy (FORGE) site in central Utah, and the production of carbon-neutral hydrogen for electricity generation or vehicle fuel. Consumption of electricity should only modestly increase in the next few years as more rooftop solar is installed (offsetting residential demand) and energy efficiency measures continue to offset demands from a growing population.

Prices. Uncertainties linger about when and if crude oil prices might return to pre-pandemic levels. Utah prices will likely remain in the $30–$40 range for the foreseeable future as the worldwide supply-demand balance equilibrates. The price of natural gas has remained in the mid- to upper $2-per-Mcf range for the past five years before dipping below $2 in 2020. Projections indicate the price will likely stay in the $2 to $3 range. Utah’s mine-mouth coal price will remain relatively flat and is expected to average in the mid-$30-per-ton range in coming years. Despite recent changes, Utah’s well-established coal-fired power plants (which still provide 62% of Utah’s electricity generation), as well as an established fleet of natural-gas plants and nearly 1.5 gigawatts of new solar capacity, will assure affordable, reliable electric power for the near future and keep Utah’s electricity prices nearly 20% below the national average.

Minerals

2020 Summary

The Utah Geological Survey (UGS) projects an estimated gross production value of metallic and industrial mineral commodities of $3.3 billion in 2020, a decrease of about 4% from the $3.4 billion value in 2019. However, 2020 projections come with higher than normal uncertainty because of the COVID-19 pandemic.

The U.S. Geological Survey reports the 2019 value of Utah’s nonfuel (metallic and industrial) minerals production ranks seventh nationally, accounting for 3.9% of the total U.S. nonfuel minerals production. The UGS’s 2020 production values are derived primarily from annual industry production surveys, corporate quarterly reports, and discussions with mining industry professionals.

Utah’s 2020-estimated $3.3 billion total includes a metals value of $1.9 billion (58%) and an industrial minerals value of $1.4 billion (42%). Utah’s base metal production includes copper, molybdenum, magnesium, and beryllium in decreasing order of importance. Gold is Utah’s top precious metal, followed by silver. Utah also produces a long list of industrial mineral commodities including potash, salt, sand and gravel, crushed stone, portland cement, lime, limestone, phosphate, gilsonite, gypsum, and a variety of other mineral products.

Rio Tinto’s Bingham Canyon open-pit mine remains the most important contributor to base and precious metal production in the state. Bingham is consistently the leading producer of copper and gold in Utah, and in 2019 was the only producer of silver and molybdenum. In December 2019, Rio Tinto announced a $1.5 billion investment in a second phase of the south wall pushback, the first $900 million phase of which is due to be completed in 2021. The second phase of the south wall pushback is expected to extend mine life to 2032. Both mined and refined copper production in 2020 were strongly impacted by the Magna earthquake in March, which damaged the flash converting furnace. The furnace required a full rebuild, and the smelter was also shut down for planned maintenance from May to June, after which there were delays restarting. Maintenance and repairs are now complete, and the refinery stream is expected to return to previous capacity by the end of the year. As a result of variable copper and precious metal grade in the current east wall mining and the extended smelter shut down, mined copper output has dropped by nearly one-third and refined copper output has dropped by over two-thirds. Copper and precious metal grades are expected to remain low until mining shifts to the south wall in 2021, though high molybdenum grade and recovery from the east wall will help offset the decrease in copper grade.

Lisbon Valley copper mine produced minor copper in 2019 from reprocessing existing leach pad material. No active mining took place. Future mine plans focused on progressing a plan for in-situ mining, which would allow mining of deeper parts of the ore body. However, in March 2020 funding for the mine fell through and the mine was abruptly shut down, resulting in a repeal of active mining permits and access of the surety bond to prevent any environmental damage from the cessation of operations. Lisbon Valley Mining Company has since secured funding and is currently reapplying for a mine permit with intentions to begin operations again in 2021.

US Magnesium continues to be the only producer of magnesium metal in the United States but is currently producing below capacity due in part to the 2016 closure of the adjacent titanium plant, an important consumer of magnesium. Materion Resources’ Spor Mountain mining district in Juab County continued as a global leader of beryllium, producing 65% of global beryllium in 2019. Beryllium production is expected to remain relatively consistent in 2020 and 2021.

Based on available information and company projections, change in production of most industrial mineral commodities from 2019 to 2020 will not be significant. However, U.S. Geological Survey data for the first half of 2020 indicate that construction aggregate production in Utah was up significantly (nearly 22%) compared to the first half of 2019. Construction aggregate, consisting of sand and gravel and crushed stone, is one of the more significant commodities in Utah and is an indicator of the overall construction market. However, the increase in aggregate production in the first half of 2020 is likely to be tempered somewhat in the second half of 2020 by the pandemic. If the construction industry experiences significant slowing due to the pandemic some of Utah’s other industrial mineral markets such as cement, lime, and gypsum could experience decreases as well.

Metals exploration experienced significant disruption with the onset of the COVID-19 pandemic in early 2020; however, given improved commodity prices, many projects restarted by summer. Major drilling programs have taken place in the San Francisco, greater Tintic, Deer Trail, and Drum Mountain districts (Beaver, Juab, and Piute Counties) with additional active exploration projects in Emery, Garfield, Grand,

Iron, Utah, Millard, Salt Lake, San Juan, Tooele, and Washington Counties. Overall exploration drilling footage is expected to increase from 2019 to 2020. Base and precious metals exploration, particularly for copper and gold, remains consistently active in Utah, and there was an increase in exploration activity for vanadium and uranium projects in 2020.

After completing significant permitting milestones in 2018 and 2019, including receiving a Record of Decision from the U.S. Bureau of Land Management, Crystal Peak Minerals’ potash project at Sevier Lake in Millard County failed to attract sufficient capital investment to move the project forward and meet contractual requirements of a major creditor. Crystal Peak Minerals’ plan for the project was to produce potassium sulfate, a more valuable type of potash than the typical potassium chloride. The future of the project is unclear. Earlier in the decade, several potash exploration projects were active in Utah, but interest in potash overall has waned due to lower prices and changing market dynamics.

Other industrial mineral exploration and develop-ment in Utah has focused on fluorspar, frac sand, and lithium. Utah is poised to become the nation’s only producer of fluorspar, a designated critical mineral. Ares Strategic Mining is reviving the Lost Sheep Mine, Utah’s largest historical producer of fluorspar. They are working towards expanding the resource at the mine and restarting production. Interest in frac sand is a response to the oil and gas industry’s trend of using increasing amounts of sand in hydraulic fracturing of wells. Several areas in Utah have been investigated for frac sand resources in recent years, but current interest is focused on the Uinta Basin. One project near Vernal began produc-ing in late 2019 and other potential deposits in the area are being investigated. Recent reductions in oil demand may slow development of other projects. Due to rising demand and prices at the time, a brief lithium boom led to several thousand lithium claims being filed in 2016 and 2017 on Utah BLM land, but activity has dropped off since then. However, one company, Anson Resources, continues to pursue a potential lithium resource in subsurface brines of the Paradox Basin. Anson has been re-entering old oil and gas wells in the Paradox Basin to test lithium concentrations in brines with some success. Global-ly, interest in lithium projects has waned as existing large producers and advanced exploration projects in Australia and South America increase production and move toward development.

2021 Outlook

Access to higher grade ore at Bingham Canyon in 2021 due to the shift from east wall to south wall mining will drive increased metal production in 2021 and beyond. If approved for in-situ mining, Lisbon Valley will also resume active copper production. The strong price of gold and copper are likely to drive small-scale precious metal mining operations and stabilize or slightly increase metals exploration expenditure in 2021. Major swings in production and commodity prices are not expected for industrial minerals in 2021, but continued pandemic-related slowdowns or post-pandemic booms are possible. In summary, the UGS estimates that the gross production value of Utah’s metallic and industrial mineral commodities in 2021 will be higher than 2020 totals driven by higher production at the Bingham Canyon mine and possible resumption of smaller-scale base and precious metal operations.

Travel and Tourism

2020 Overview

The COVID-19 pandemic upended Utah’s travel and tourism economy in 2020. As the virus surfaced in the U.S. in February, travel restrictions, flight cancel-lations, stay-at-home orders, and service-oriented business closures directly impacted visitor spending, tourism-related jobs, and visitation trends.

Year-to-date travel-related sales tax revenues, such as transient room, restaurant, and motor vehicle leasing taxes, were trending 26.0-35.0% lower than 2019 revenues. During the first three quarters of 2020,

22 of Utah’s 29 counties experienced year-over declines in county transient room tax revenue. Additionally, total taxable sales in the leisure and hospitality sector decreased 16.6% during the first three quarters of 2020. Year-over-year retail sales, however, including gas, groceries, and miscella-neous sales, were up 5.0-16.0%, reflecting a pan-demic-influenced shift from public transportation, dining out, and service purchases, to auto travel, grocery shopping, and goods purchases.

During the first three quarters of 2020, there was a 13.6% decline in Utah’s private leisure and hospitality sector jobs. For context, all other private sector jobs remained flat (-0.4%) during the same time period.

Despite the pandemic’s arrival in March, Utah’s 2019-2020 ski season was on course to experiencing another record year. The nearly $1.6 billion in skier and snowboarder spending was the second highest Utah resort visitor spending ever. During the 2019-2020 ski season, the Utah Office of Tourism (UOT) continued its “Mountain Time” marketing campaign for the third year. According to Strategic Marketing & Research Insights, the UOT’s winter ad campaign generated 135,000 incremental (ad-influenced) skier and snowboarder visits and $377.0 million in spending.

With the pandemic’s arrival, the UOT realized the need to pivot the three-season messaging while maintaining a market presence. In late April, the UOT launched their “Immediate” and “Renaissance” advertising, aiming to connect consumers’ pandemic experiences to Utah’s natural wonders.

During the pandemic, Utah state park visitation fared better than national park visitation due in part to spring national park closures, which diverted visitors to Utah’s open state parks. State parks also benefited from outdoor recreation’s growing popularity as a safe and socially-distanced activity. From January to August 2020, Utah state parks experienced a 25.6% year-over-year increase in visitation, while national parks visitation was down 43.4%.

In 2020, Utah’s Board of Tourism Development allocated more than $5.0 million in cooperative marketing matching funds statewide, half of which consisted of CARES Act funding. The Board also distributed $2.0 million in CARES Act money through a Meet in Utah grant to Utah’s convention center districts. This grant acted as a stimulus package to incentivize group gatherings and counteract the pandemic’s negative impact on business travel.

Despite the pandemic’s impacts on Utah’s leisure and hospitality sector, construction continued on Salt Lake’s new convention hotel. In September, the Salt Lake City International Airport completed and publicly opened the first phase of its long--term redevelopment project, The New SLC.

2021 Outlook

Domestic and international travel are anticipated to rebound in 2021. Travel experts predict a 20.0% year-over increase in U.S. domestic person-trips and a 73.0% increase in international arrivals, with leisure travel rebounding more quickly than business travel. Auto travel will remain the preferred transportation mode with a forecasted 19.0% year-over increase after a year of being down 26.0%. Air travel is predicted to rebound 16.0% after a year-over decline of more than 60.0%. Of course, increased 2021 travel in depends largely on the production and widespread distribution of accessible and effective COVID-19 vaccines.

Defense

2020 Overview

Employment

In 2019, there were 34,693 total federal defense employees in Utah: 16,661 military personnel and 18,032 civilian employees. This was a 3.6% increase from 2018. Over the past five years, Utah has seen a net gain of 1,906 federal civilian jobs (11.8% increase) and 587 military personnel (3.7% increase). The installations that employ most of Utah’s federal defense employees are Hill Air Force Base, Dugway Proving Ground, Tooele Army Depot, Utah National Guard, the Reserves, and Veteran Affairs (benefits office, hospital, clinics, and centers). Federal defense employment does not include defense-related private sector employment, such as jobs at defense contractors.

Federal defense employment in Utah shrank from 42,474 in 1990 to a low of 29,276 in 1999. In 2019, defense employment reached 34,693, its highest-level post-1993. However, defense’s share of total employment was 2.1% in 2019, significantly lower than its share of 5.5% in 1990. Even with recent employment gains since 2014, defense’s share of total employment has fallen due to the rest of Utah’s economy growing faster.

In 2019, 84.4% of federal defense employment in Utah was located in three counties: 18,203 jobs in Davis County (52.5%), 8,595 jobs in Salt Lake County (24.8%), and 2,475 jobs in Tooele County (7.1%). Davis County’s large share of defense employment is attributed to Hill Air Force Base, the largest military installation in Utah. Hill AFB was the state’s sixth-largest employer in 2019. The largest installations in Salt Lake and Tooele counties were the reserve branches of the armed forces and Dugway Proving Ground, respectively.

Compensation

Compensation per federal defense job in Utah has historically been considerably higher than Utah’s average compensation rate, with the gap widening by over 50% in 2009. Even with some tapering in recent years, federal defense jobs in Utah offered an average of $85,377 in compensation, 35.7% more than the $62,929 at non-defense jobs in 2019.

In 2019, federal civilian jobs accounted for more than two-thirds (70.3%) of total federal defense compensation. For the same year, 81.6% of federal civilian defense compensation came from national security jobs, down from 84.4% in 2014. In the last five years, civilian compensation from federal medical centers for veterans and service members in Utah increased by 2.7%.

Veterans

The National Center for Veterans Analysis and Statistics estimated 130,817 veterans lived in Utah in 2019, 17,762 of whom were military retirees. The largest numbers of veterans were in Salt Lake, Davis, Utah, and Weber counties. Retirees are concentrated in Davis, Salt Lake, and Weber counties, with relatively strong presences in Utah and Washington counties. By 2045, the veteran population is expected to decline to 100,000 individuals.

Contracts and Grants

At $2.0 billion in FY 2019, the total value of Department of Defense (DOD) and Veteran Affairs (VA) contracts and grants in Utah has increased steadily over the past few years, but it still well below peak spending of $4.0 billion in 2007. Annual amounts vary considerably, driven primarily by changes in DOD contracting levels. Even with fluctuations from year to year, DOD contracting consistently makes up a majority share of total awards, ranging between 87% to 97% depending on the year. Total grant awards typically are between 1% and 11% of total awards. In 2019, DOD contracts and grants accounted for 95% of total Utah awards; the split was 95% to the DOD and 5% to the VA.

2021 Outlook

Recent history has shown small gains in total defense employment in Utah; we anticipate this to continue to increase due to expected growth pockets over the next several years in some areas. Hill Air Force Base continues to forecast growth of up to 2,000 mostly federal civilian jobs, many of them in high paying software development occupations.

Northrop Grumman was awarded $13.3 billion in September 2020 for the Ground Based Strategic Deterrent (GBSD) Engineering and Manufacturing Design (EMD) contract. Northrop has elected to locate its operations in the Falcon Hill National Aerospace Research Park adjacent to Hill. With one 210,000 square foot office building completed and occupied, two similar buildings under construction, and a fourth on the drawing board, the GBSD prime contractor is projecting the addition of 3,000 new jobs in the next 5 years.

The GBSD EMD project is the first contract in what is projected to be an $80 billion program. There will be additional growth of several hundred jobs in the Hill Air Force Base Program Office which manages that contract.

The growth internal to Hill Air Force Base, combined with defense contractors relocating to Utah to support the GBSD EMD program will significantly increase the defense industry impact to the northern Utah economy for many years to come.

Health Care

2020 Overview

In 2020, Utah ranked as the sixth healthiest state in America’s Health Rankings’ health outcomes category. Health outcomes include behavioral health, mortality, and physical health measures. America’s Health Rankings changed its methodology in 2020, and the new edition does not have an overall state score that is comparable to previous years. However, Utah ranks in the top 10 states in three of the five categories on which states’ health is measured under the new methodology. These categories include healthy behaviors (Utah ranks 2nd), social and economic factors (2nd), health outcomes (6th), physical environment (12th), and clinical care (25th).

Health Outcomes

Measures that influence Utah’s favorable rankings include high levels of physical activity among Utah adults, a low ratio of income inequality, a high percentage of households with high-speed internet, high rates of volunteerism, and low smoking rates.

Measures that negatively influence Utah’s rankings include a low number of primary care physicians per 100,000 population, a high percentage of adults with non-medical drug use, and a high suicide rate. In terms of increasing health needs, the report highlights a 38% increase in Utah adults reporting frequent mental distress between 2014-2019, a 16% increase in adult obesity between 2017-2019, and a 7% decline in adults who reported that their health was very good or excellent between 2013-2019.

To address some of these issues, the Utah Department of Health identified three priority improvement areas for 2017-2020: reducing obesity and obesity-related chronic conditions; reducing prescription drug misuse, abuse, and overdose; and improving mental health and reducing suicide.

Obesity

Utah has a relatively low share of adults who are obese compared with other states (Utah ranks 13th in America’s Health Rankings). However, the percentage has been steadily increasing since the 1990s.

The percent of Utah’s youth who are overweight or obese mirrors this trend, with the total share of Utah high school students who are overweight or obese increasing from 14.2% in 1999 to 22.1% in 2019. Boys are more likely than girls to be overweight or obese (24.7% vs. 19.4%). In terms of race and ethnicity, 33.6% of high school students identifying as non-White/non-Hispanic are overweight or obese, compared with 26.7% of Hispanic students (all races) and 19.9% of White/ non-Hispanic students.

Drug Misuse, Abuse, and Overdose

Utah has long experienced high rates of drug-related deaths; however, its opioid death rate has decreased in recent years. In 2018, Utah’s age-adjusted opioid overdose death rate was 14.8 per 100,000 population, down from 15.5 in 2017 and a high of 16.8 in 2014.3 In 2018, Utah had the 27th highest opioid death rate in the country, which fell slightly above the national average of 14.6 (2019 data had not been provided at the time this report was published).

Suicide and Mental Health

Utah has one of the country’s highest suicide rates (Utah ranked fifth highest in 2018; 2019 data was not available). In terms of race and ethnicity, suicide rates are highest among Utah’s American Indian/Native Alaskan and White populations (22.4 and 21.7 per 100,000 population, respectively).5 These rates compare to 9.1 for Asians, 11.9 for Blacks, and 13.7 for Pacific Islanders.

Data show that 16.4% of high school students seriously considered attempting suicide in 2019 compared with 16.0% in 2017 and 14.4% in 2015 (data is collected every other year).

Current Health Care Concerns

COVID-19 was the leading public health issue in Utah and the world in 2020. As of December 1, 2020, the state had 198,216 total COVID-19 cases, 1,432,225 total people tested, 8,279 hospitaliza-tions, and 890 deaths from COVID-19. The highest number of daily positive tests to date was on November 19, 2020 (4,607). The state surpassed its intensive care unit utilization threshold on Novem-ber 10, 2020. Potential sources of reported expo-sure are highest among households and from social gatherings.

As of December 1, 2020, individuals age 25-44 make up the largest share of COVID-19 cases (36%), followed by 15-24-year-olds (25%) and 45-64-year-olds (22%). Individuals age 85 and older are most likely to be hospitalized, with a case-hospitalization rate of 26.6% (followed by 65-84-year-olds, 18.6%, and 45-64-year-olds, 6.0%). Utahns with pre-existing conditions are more likely to be hospitalized with severe complications from COVID-19. The top two most common conditions include hypertension and diabetes (primarily type 2 diabetes).

In terms of race and ethnicity, Utah’s minority populations are disproportionately impacted by COVID-19. For example, Utah’s Hispanic population makes up only 14.2% of Utah’s population, but 24.8% of all COVID-19 cases (as of December 1, 2020). Some of Utah’s minority populations are also hospitalized from COVID-19 at disproportionately high rates. Figure 21.5 shows Utah’s COVID-19 hospitalization rates by race and ethnicity. Utah’s American Indian/Alaska Native population has the highest mortality rate (76.2 per million people), followed by Native Hawaiian/ Pacific Islanders (71.4), and Hispanic or Latino populations (36.9). The statewide average is 28.7.

Utah experienced a surge in COVID-19 cases in fall 2020, and as of December 1, 2020, Utah had the sixth-highest rate of COVID-19 cases per million people in the country (61,044).7 That said, Utah’s fatality rate is low compared with other states. Part of this may be due to its young and relatively healthy population.

Health Insurance

The majority of Utahns receive health insurance through their employers. Utah continues to have the highest rate of employer-sponsored insurance (ESI) in the nation, with more than 60.5% of Utahns having ESI compared with the national average of 49.6% (2019).

The purchase of health savings account (HSA)-qualified high-deductible health plans (HDHPs) has also significantly increased in Utah since the mid-2000s. In 2019, HSA-qualified HDHPs accounted for 37.5% of Utah’s commercial health insurance market, compared with 34.1% in 2018 and only 3.0% in 2007. HSAs make up 43.9% of Utah’s large group market (defined as employers with 51 or more employees), 41.7% of the state’s small group market, and 23.7% of health plans purchased in the individual market. These percentages represent an increase in market share in every group size compared with 2018.

Racial and Ethnic Differences in Health

In 2019, Utah’s uninsured rate was 9.7%. While this rate is relatively low compared with other states that have not expanded Medicaid (Utah did not fully expand Medicaid until January 2020), the low rate is not consistent for all population groups. For example, data show Utah’s Hispanic/Latino adult population has uninsured rates as high as 35.9%.

Other groups with uninsured rates above the state average include Native Hawaiian or other Pacific Islanders (23.5%), Black or African American (20.0%), and American Indian or Alaska Natives (16.3%). Figure 21.9 shows similar trends among Utah’s uninsured children.

Rates of infant mortality are also higher among Utah’s minority populations. For example, the infant mortality rate for Blacks is nearly double the rate for Whites (8.9 vs. 4.8 infant deaths under one year of age per 1,000 live births). Asians and Pacific Islanders also have relatively high infant mortality rates (8.2 and 7.6).

These differences in health outcomes exist over a population’s lifetime as well. Using life expectancy as a measure of a population’s overall health and well-being illustrates the disparities that exist among Utah’s minority populations. Data show more than a 10-year difference in life expectancy between Utah’s minority populations with the longest life expectancy (Asians) and the shortest life expectancy (Pacific Islanders).

Mental health is one area where some minority groups have relatively low rates; 16.4% of Utah’s Hispanic population experienced depression compared with 24.1% of Utah’s non-Hispanic population in 2019.13 That said, there is growing concern about the short- and long-term impacts of COVID-19 on mental health. Some data suggest that the share of U.S. adults experiencing anxiety disorder symptoms has quadrupled during the pandemic, increasing from roughly 8% in 2019 to over 30% in 2020.14 Utah mirrors this national trend. As of November 23, 2020, 38.0% of Utahns reported having anxiety disorder symptoms.

2021 Outlook

COVID-19 dominated Utah’s health care focus and public health efforts in 2020. Attention to this issue will continue into 2021 as the state prepares for and refines its vaccine distribution plans. These plans will likely change, however, as more vaccines become available, more people are vaccinated, outcomes from vaccinations become known, and the timelines for large-scale distribution become clearer.

2021 will also be a time to proactively address many of the direct and indirect health issues that emerged from the pandemic. This includes a focus on preventive and primary care that many people delayed in 2020 (e.g., dental care, immunizations, cancer screenings, etc.). This pent-up need for care may have resulted in some missed early diagnoses, leading to health conditions that are harder to treat or manage, or lead to premature death. The long-term effects of COVID-19 are also still mostly unknown, but there is concern that many individuals could experience lasting complications.

The state must also attend to increased mental and behavioral health needs among Utah’s adults and children. Additional resources may be necessary to address the increase in anxiety and other behavioral health needs that emerged or were exacerbated during COVID-19. Addressing ongoing COVID-19 health issues as well as a pent-up demand for care could place increased burdens on Utah’s already strained physical, mental, and behavioral health systems.

2021 will also be a time for Utah to address the racial/ ethnic, income, and regional disparities in health and health care that existed before the pandemic but were elevated due to COVID-19. Addressing health care access and affordability will be vital to ensuring people can receive necessary care for ongoing COVID-19 and other health issues. This could include transitioning to value-based care and other solutions that lower health care costs while increasing access and maintaining quality of care.

Nonprofit Sector

2020 Overview

IRS exempt organization data show that Utah has 10,707 nonprofits operating within the state, with combined assets worth $33.9 billion, a 4.3% increase from the year prior. The sector also reported a combined total income of $27.0 billion, a 14.1% increase from the year previous, and a combined total revenue of $16.8 billion, a 12.8% increase. According to the IRS, income is revenue with expenses added back in and revenue is simply the gross receipts of all sources of revenue.

There are 8,939 501(c)(3) tax exempt organizations in Utah, a 3.9% increase from 2019. Of the total 501(c)(3) organizations, the IRS designated 6,205 (69.4%) of them as charitable organizations, 1,844 (20.6%) as educational, and 802 (9.0%) as religious. The remaining 89 organizations were designated as literary organizations, organizations to prevent cruelty to animals, organizations to prevent cruelty to children, organizations for public safety training, scientific organizations, and other/unclassified. Of the 26 National Taxonomy of Exempt Entity (NTEE) code groups, besides unknown/unclassified: 1,112 organizations (10.4% of all nonprofits) were classified as education organizations, 912 (8.5%) were classified as philanthropy, voluntarism, and grant-making foundations, and 854 (8.0%) were arts organizations.

The COVID-19 pandemic has dramatically altered the economic landscape for nonprofits. The Utah Nonprofits Association surveyed 199 nonprofits in August 2020 to gauge the pandemic’s ongoing impact. About one in seven respondents said their organizations could only continue operating for five or fewer months, and 26.0% of respondents said their organizations would not survive the pandemic at all. According to the Bureau of Labor Statistics, nonprofits accounted for 6.7% of all jobs in Utah in 2016. Assuming the share has not changed, the closing of 26.0% of Utah’s nonprofits could amount to over 27,000 lost jobs. Furthermore, of those nonprofits outside the Wasatch Front, 19.0% predicted the end of their services within five months, compared with 13.0% along the Wasatch Front, an increased closure rate of over 46.0%. Organizations providing health and human services saw an increase in donations in the immediate aftermath of the pandemic, directing these funds to cover the increased demand for food and other necessities.

Qualitative case studies of nonprofits located in various parts of the state also indicate that nonprofits are facing serious economic damage. A Salt Lake City-based nonprofit reported losing 2.5 months of revenue, as well as all its onsite and off-site programming, resulting in a 40% loss in revenue for 2020. An environmental conservation nonprofit has seen its existing membership step up their giving, but at the same time, it saw a 22% drop in donations from new donors and an $80,000 loss in revenue because of a canceled fundraising campaign. An arts nonprofit reported comparable results, with current donors stepping up and new donors being hard to come by, but it has also reported that some of the foundations it relies on had to step back from giving. Lastly, a statewide civic engagement nonprofit has reported having to merge with another nonprofit because of steep revenue losses from the pandemic.

According to the latest available federal Paycheck Protection Program (PPP) data, 550 nonprofit organizations in Utah received a total of $23,150,001 in PPP loans less than $150,000, which has potentially protected 4,710 jobs. For PPP loans greater than $150,000, 206 nonprofits were reported receiving these larger loans, potentially protecting 17,715 jobs (data on the total amount for all loans made above $150,000 was not available). A partnership between UServeUtah and the Utah Nonprofits Association distributed 20 grants totaling $92,915 to nonprofits. The Utah Department of Heritage and Arts has provided $18,193,900 in grants to artists, arts organizations, and museum organizations, with most of the funding coming from CARES act appropriations.  Finally, as of November 20, 2020, the Governor’s Office of Economic Development has distributed a total of $4,504,154 in grants and loans to 77 nonprofits in rural counties and 158 nonprofits in urban counties (Davis, Salt Lake, Utah, Weber).

2021 Outlook

The COVID-19 pandemic has exacerbated the need for the services provided by nonprofits while decreasing their resources. With PPP loans no longer available, supplemental unemployment benefits expiring, and other aid ending, the economic damage done by the pandemic may lengthen recovery for many nonprofits. Increased demand for nonprofit services will likely continue for most of 2021, but economic conditions may lead to more revenue loss and nonprofit mergers and closures.

Further dampening recovery is the increasingly complicated charitable giving landscape. A recent survey conducted by Give.org, an arm of the Better Business Bureau, found the pandemic has significantly altered giving attitudes. Respondents said they were more likely to support businesses, social ventures, and to give to family and friends more in 2020 than in 2019. Yet, one out of four respondents said they are likely to give more to charity, a 6.4% drop from March 2020. Furthermore, between March and August 2020, the number of young people who expressed intent to give more dropped from 60.8% to 41.7%. While most respondents indicate they want to maintain or increase their giving to houses of worship and charities, the giving landscape rapidly becomes much more nuanced because of the economic downturn, especially between age groups. While intentions to invest in nonprofits are high, the ongoing economic environment is requiring individuals to make tough decisions on where to give their limited resources.

Utah’s economy remains one of the strongest in the nation. With the Provo-Orem, Ogden-Clearfield, and Salt Lake City metro areas remaining the top most giving metro areas in the country, current and new donors could continue giving to nonprofits across the state.

STATE OF UTAH GOVERNMENTAL ORGANIZATION

The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State’s government.

Constitutional Departments

The Constitution of the State (the “State Constitution”) divides the powers of government among the legislative department, the executive department and the judicial department.

Legislative Department. The legislative department is composed of the Senate and the House, which constitutes the State of Utah Legislature (“Legislature”). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.

Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the “State Treasurer”), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State “in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish.” Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.

Certain Other Administrative Bodies

Utah State Tax Commission. The Utah State Tax Commission (the “State Tax Commission”) is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities Construction and Management (“DFCM”).

Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by most State agencies, and issues financial reports of the State.

Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.

State Building Board. The State Building Board acts as a policy-making board for DFCM. The board is responsible for preparing and maintaining a five-year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

Governor’s Office of Management and Budget. The Governor’s Office of Management and Budget prepares the Governor’s budget recommendations, monitors state agency expenditures, forecasts and monitors revenues, coordinates state planning activities, and oversees the management of state agency business practices.

State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State’s general obligation and revenue bonds.

Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.

Legal Borrowing Authority For General Obligation Bonds

Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general ob-ligation indebtedness of the State to an amount equal to 1.5% of the fair market value of the total taxable property of the State, as shown by the last assessment for State purposes before incurring such debt (the “Constitutional Debt Limit”).

Currently the State does not levy a specific ad valorem property tax rate for State revenue purposes. However, in calculating certain debt limit amounts, the State uses the fair market value of taxable property as determined by the State Tax Commission, which value is finalized and available in the Fall of each year.

Constitutional Debt Limit Estimate Using Calendar Year 2019 (Fiscal Year 2020) Estimated Taxable Valuation. Based on estimated ad valorem property tax reports from the State Tax Commission, the Calendar Year 2019 (Fiscal Year 2020) estimated fair market value of ad valorem taxable property and valuation for fees in lieu property is approximately $460.4 billion, leaving the State approximately $3.74 billion of additional Constitutional Debt Limit in-curring capacity taking into consideration the outstanding general obligation debt and long—term contract liabilities. (Source: Municipal Advisor.)

Statutory Appropriations General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the “State Appropriations and Tax Limitation Act”), among other things, limits the maximum general obliga-tion borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstand-ing general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act (the “Statutory Appropriations General Obligation Debt Limit”). The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and infla-tion.

On occasion, the Legislature has amended the State Appropriations and Tax Limitation Act to provide an exemption for certain general obligation highway bonds and bond anticipation notes from the limita-tions imposed by the State Appropriations and Tax Limitation Act. Of the State’s current outstanding general obligation bonds of $2,820,940,000, $2,365,145,000 is exempt from the State Appropriations and Tax Limitation Act.

Outstanding General Obligation Indebtedness

The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds And Notes

State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue “recapitalization” revenue bonds of the State to provide funds for certain of the State’s revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute “State Moral Obligation Bonds,” but are not applied against the general obligation borrowing capacity of the State.

Average annual principal and interest payments on the State’s recapitalization revenue bonds are ap-proximately $6.99 million for each Fiscal Year extending through Fiscal Year 2023 (Source: Municipal Advisor).

Other State Related Entities’ Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bonds or note issues are general obli-gations of the State and, therefore, such bonds or notes are not applied against the general obligation bor-rowing capacity of the State.

Most State related entities’ revenue bonds and notes are issued by the State Board of Regents (for stu-dent loans and various capital projects) and the State of Utah, State Building Ownership Authority.

Lease Obligations

The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, leases are considered non-cancelable for finan-cial reporting purposes.

Operating Leases. Operating leases contain various renewal obligations as well as some purchase op-tions. However, due to the nature of the leases, the related assets and liabilities are not recorded. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses when paid or incurred.

Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government—wide financial statements and proprietary fund statements in the State’s CAFR.

State Guaranty Of General Obligation School Bonds

Under the Utah School District Bond Guaranty Act, Title 53-G-4-8 of the Utah Code (the “Guaranty Act”) which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds (“Guaranteed Bonds”) issued by eligible boards of education of State school districts (“Eligible School Boards”). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.

In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this pur-pose, the State may use any of its available moneys, seek a short—term loan from the State School Fund or issue its short—term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to re-imburse the State for such payments.

The State Superintendent of Schools (the “State Superintendent”) is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her con-clusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a “Report”) and recommend a course of remedial action. Since the inception in Janu-ary 1997 of the Guaranteed Bonds program, the State has not been requested to make payments on any Guaranteed Bonds and has not received a Report from the State Superintendent.

State Moral Obligation Bonds

Bonds issued by the State Board of Regents, recapitalization revenue bonds issued by the State Bond-ing Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be se-cured by a pledge pursuant to which a designated official will certify to the Governor on or before De-cember 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institu-tion of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Gover-nor may, but is not required to, then request from the Legislature an appropriation of the amount so certi-fied. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor. Bonds issued with such pledge are referred to herein as “State Moral Obliga-tion Bonds.”

State Building Ownership Authority

The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority’s bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the “Building Ownership Act”)) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.

FINANCIAL INFORMATION REGARDING THE STATE OF UTAH

Budgetary Procedures

Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the “Budget Act”) establishes the process whereby the Governor’s budget is prepared and prescribes the information to be included.

The Governor is required to submit a budget to the Legislature each year, including a plan of proposed changes to appropriations and estimated revenue for the next fiscal year. The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.

The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys generally may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.

Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.

Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget execution plan for the next fiscal year that does not exceed legislative appropriations or other estimated funding.

State Funds And Accounting

The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles (“GAAP”).

Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, special revenue funds, capital projects funds, debt service funds, and permanent funds. Proprietary funds include enterprise and internal service funds. Fiduciary funds include pension trust funds, investment trust funds, private purpose trust funds, and agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.

The State’s non-major governmental funds include other special revenue funds, capital projects funds, and debt service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted or committed to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.

State Tax System

The State’s tax revenues are derived primarily from sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, state liquor store profits, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.

In addition to the State’s tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.

Recent Tax Reform Efforts. In the Legislature’s 2019 Second Special Session held in December 2019, the Legislature passed Senate Bill 2001 (“SB 2001”), which made various changes to the State’s income tax for individuals and corporations and to various sales and excise taxes. However, following a citizen signature gathering effort for a voter referendum to nullify SB 2001, during the 2020 General Legislative Session, the Legislature passed House Bill 185, repealing SB 2001. The State cannot predict what, if any, additional new tax reforms may be considered by the Legislature or what impact such reforms may have on revenues received from the State.

Individual Income Taxes. The State is one of 43 states that impose an individual income tax. Taxpayers’ income is subject to a single rate of 4.95% of federal adjusted gross income. A tax credit based on federal deductions and a Utah personal exemption is available but phases out depending upon the taxpayer’s income and filing status.

Corporate Income Tax. A multi-state company’s tax liability is determined by apportionment of federal taxable income by its payroll, property and sales values in the State compared to elsewhere. There are various types of apportionment that corporations are either legally bound to, or may choose, depending on industry type. The State’s corporate income tax rate is 4.95%, subject to exceptions and credits with a minimum tax of $100.

Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales and use tax rate on unprepared food items is 1.75%, residential fuels rate is 2% and the general sales tax rate is 4.85%.

The State requires its largest sales taxpayers (with annual liabilities of more than $50,000) to remit monthly. This requirement has served to reduce the volatility of the State’s cash flows, with over 90% of sales and use taxes now remitted monthly. All others remit the sales tax collected on a quarterly or annual basis. Monthly sales taxpayers can retain a 1.31% vendor discount on State and local sales taxes collected.

Additional Taxes and Fees. The State collects several additional significant taxes and fees, including, but not limited to: an unemployment compensation tax (which is used to finance benefits paid to unemployed workers); a workers’ compensation insurance premium tax (which is used to pay workers’

compensation benefits); and various highway users’ taxes (which are used for highway and road related purposes). Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include profits from state liquor stores, license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Ad Valorem Levy. Though authorized to do so under Part 9 of the Property Tax Act (defined below), the State does not presently levy ad valorem property taxes and has not done so since 1974. However, if the State does not have sufficient moneys available to pay principal of and interest on its general obligation bonds from sources other than ad valorem taxes, the ad valorem property taxes would no longer be abated, and the State Tax Commission would be required to collect ad valorem property taxes on all taxable property in the State to cover the shortfall.

To the extent not abated, the ad valorem property tax must be assessed within the time frame required by law.

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the “Property Tax Act”) provide that all taxable property is assessed and taxed at a uniform and equal rate based on 100% of its “fair market value” as of January 1 of each year, unless otherwise authorized by the State Constitution and provided by law. Section 3(2)(a)(iv) of Article XIII of the State Constitution provides that the Legislature may exempt from property tax up to 45% of the “fair market value” of residential property. The Legislature has enacted legislation that reduces the “fair market value” of primary residential property by 45%. No more than one acre of land per residential unit may qualify for the residential exemption. The residential exemption is limited to one acre of land per residential unit or to one primary residence per household, except that an owner of multiple residential properties may exempt his or her primary residence and each residential property that is the primary residence of a tenant.  The State Tax Commission must assess all centrally-assessed property (“centrally-assessed property”) by May 1 of each year. County assessors must assess all other taxable property (“locally-assessed property”) before May 22 of each year. The State Tax Commission apportions the value of centrally- assessed property to various taxing entities within each county and reports such values to county auditors before June 8.

On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information  for all taxing entities and the date their respective county boards of equalization will meet to hear complaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Under certain circumstances, the county board of equalization must hold a hearing regarding the application, at which the taxpayer has the burden of proving that the property sustained a decrease in fair market value. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally-assessed property or any county with a showing of reasonable cause, may, on or before the later of August 1 or a day within 90 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally-assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post-hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State, if applicable, and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.

Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more and certain watercraft is equal up to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an “age based” fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various uniform fees are also levied against other types of tangible personal property required to be registered with the State, including recreational vehicles, in lieu of the ad valorem property tax. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located, in the same proportion in which revenue collected from ad valorem real property tax is distributed.

Budget Reserve Accounts

The State maintains various budget reserve accounts, including a General Fund Budget Reserve Account, an Education Fund Budget Reserve Account, a Medicaid Growth Reduction and Budget Stabilization Account, a Growth in Student Population Account, and natural disaster reserve accounts.

State law requires that 25% of any year-end General Fund revenue surplus be deposited into the General Fund Budget Reserve Account, not to exceed 9% of the General Fund appropriations for the Fiscal Year. Similarly, 25% of any year-end Education Fund revenue surplus is deposited into the Education Fund Budget Reserve Account, not to exceed 11% of the Education Fund appropriations for the Fiscal Year. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory year-end surplus transfers are limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 9% for the General Fund and 11% for the Education Fund. Subject to the automatic transfer limits specified above, an additional 25% of a year-end revenue surplus may be allocated if funds have been drawn upon and not repaid.

The State has also established a Medicaid Growth Reduction and Budget Stabilization Account. If at the end of a fiscal year, there is a General Fund revenue surplus and Medicaid growth remains below specified levels, State law requires that a portion of any General Fund revenue surplus be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer is before, and consequently reduces, the annual mandatory year-end surplus transfer to the General Fund Budget Reserve Account.

The State has also created a Growth in Student Population Account to set aside funds to manage public education enrollment growth. In addition, the State maintains budget reserves for natural disasters through the Wildland Fire Suppression and Disaster Recovery accounts.

State Employee Workforce; Public Retirement System

State Employee Workforce. The State is among the largest employers in the State employing 20,691 people (full-time equivalents) in Fiscal Year 2019.

Public Retirement System. All full-time employees of the State are members of the Utah State Retirement System (“URS”) and the State participates in various contribution systems and pension plans provided by URS. URS has separate accounting systems and prepares a separate financial report covering all retirement systems and deferred compensation plans it administers.

For Fiscal Year 2019, the State reported the following liability and related transactions equal to its proportionate share of the collective net pension liability of URS (measured as of December 31, 2018): $1.170 billion in net pension liability, $450.084 million in deferred outflows of resources and $44.011 million in deferred inflows of resources for primary government. For Fiscal Year 2019, the State contributed approximately $233.172 million to URS, which was 100% of its contractually and statutorily required contributions

Other Postemployment Benefits

The State administers the State Employee Other Postemployment Benefit Plan (“State Employee OPEB Plan”) through the State Post-Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan (“Elected Official OPEB Plan”) is provided for governors and legislators and is administered through the Elected Official Post-Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are single-employer defined benefit healthcare plans and are closed plans available to only employees and elected officials that meet certain eligibility criteria.

For Fiscal Year 2019, the net OPEB liability for both the State Employee OPEB Plan and the Elected Official OPEB Plan was $70.088 million.

The Legislature is contributing amounts to each OPEB trust fund that, at a minimum, is sufficient to fully fund the Actuarially Determined Contribution (“ADC”). For Fiscal Year 2019, the State contributed $26.510 million to the State Employee OPEB Plan and $1.388 million to the Elected Official OPEB Plan, which were $582,000 and $362,000 more than the ADC, respectively. For the State Employee OPEB Plan and the Elected Official OPEB Plan, the fiduciary net position as a percentage of the total OPEB liability was 79.86% and 91.16%, respectively.

Risk Management And Insurance

Risk Management and Insurance. The State is a member of a risk pool where the State self–insures portions of certain property and liability claims and purchases commercial insurance for claims above the self–insured retention amounts. This is done through the Administrative Services Risk Management Fund (the “Risk Management Fund”). The Risk Management Fund is maintained via premiums charged to its members—State agencies, institutions of higher education, Utah school districts and charter schools (the “Covered Members”).

The State is self–insured for liability claims up to $2 million and beyond the excess insurance policy limit of $10 million. The State is self–insured for individual property and casualty claims up to $1 million and up to $3.5 million in aggregate claims and beyond the excess insurance policy limit of $1 billion per occurrence. The Risk Management Fund has not had a liability loss that exceeded the State’s self–insured claim limit of $1 million for Fiscal Years 2016 through 2018. However, for Fiscal Year 2019, the Risk Management Fund had losses that ex¬ceeded the State’s self–insured claim limit of $1 million (the amount was $1.5 million related to a UDOT accident).

Earthquake Insurance. The Utah Division of Risk Management (the “DRM”) annually procures excess property insurance with earthquake coverage for its Covered Members. This earthquake coverage has limits of $525 million, with a $1 million self–insured retention, or deductible. Additionally, DRM recently procured a parametric earth-quake policy from a private insurance company with limits of $50 million. Payments under the parametric policy are based upon the severity and location of an earthquake, irrespective of actual property damage. As a result of a recent earthquake in the Salt Lake County, Utah area, the private insurance company will presently tender DRM the sum of $963,750, which will cover most of the $1 million deductible under the excess property policy. See “Recent Earth¬quakes” below.

As of June 30, 2019, the Risk Management Fund contained approximately $63.558 million in reserve available to pay for claims incurred.

Cybersecurity. Cybersecurity incidents could result from unintentional events, or from deliberate attacks by unauthorized entities or individuals attempting to gain access to the State’s systems technology for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage by cybersecurity incidents or cyberattacks, the State invests in multiple forms of cybersecurity and operational safeguards including: (i) $7.8 million annual budget for security operations and security privacy and compliance; (ii) a Chief Information Security Officer reporting directly to the State’s Chief Information Officer; (iii) a security team of 18 employees; (iv) a self–assessment every two years in cooperation with the Department of Homeland Security using National Institute of Standards and Technology standards; (v) compliance audits regularly performed by the Internal Revenue Service, Federal Bureau of Investigation, Medicaid and Medicare, and the Office of the Inspector General; and (vi) a Cyber Center that provides a central location for multiple agencies to share intelligence and tactics, and respond to events in a coordinated fashion. In addition, the State has a $10 million liability insurance policy regarding cybersecurity. In 2012, the State experienced a cyber-security breach in the Utah Department of Health related to individual personal information on Medicaid data. The State does not believe this breach had a material impact on overall State finances.

Recent Earthquake. On March 18, 2020 an earthquake occurred in the township of Magna, Salt Lake County, Utah (located approximately 15 miles west of Salt Lake City, Utah), which magnitude was recorded on the Richter scale at 5.7. As of April 20, 2020, DRM has received 83 earthquake claims from its Covered Members. Additional claims are expected as they are discovered in the coming weeks and months. Most of the damage occurred in the Salt Lake County, Utah area. The current preliminary estimate is that total losses from the earthquake will range from $24 million to $40 million. This projection is expected to change as adjusters, covered entities, and engineers complete their damage assessments and begin to receive repair bids. It currently appears that all earthquake–related property losses experienced by Covered Members will be covered by the Risk Management Fund and the insurance programs described above.

Federal Funding

Medicaid Funding in the State. The Legislature in the 2019 General Legislative Session amended state law re¬lated to Medicaid expansion, revising statutory language that was previously enacted through ballot initiative at the November 5, 2018 general election. Specifically, the new legislation removed mandatory provider rate increases and benefit floors as contemplated by the initiative, retained a 0.15% sales tax increase to cover program expenditures (the initiative increased the general state sales tax rate from 4.7% to 4.85%), and established a framework for a phased approach to Medicaid expansion in the State that is responsive to the federal Centers for Medicare and Medicaid Services (“CMS”) waiver approval decisions.

The first phase of the new legislative law was Medicaid expansion implemented on April 1, 2019 and is known as the bridge program (the “Bridge Program”). The Bridge Program expanded coverage to all previously ineligible adults with income under 100% of the Federal Poverty Level (the “FPL”), but was financed at the traditional federal medical assistance percentage of roughly 70% federal funding with a roughly 30% State match requirement. The Bridge Program was designed to immediately address healthcare needs of the coverage gap population, that is, those who were ineligible for traditional Medicaid benefits and who also did not qualify for subsidized coverage on the federal healthcare exchange marketplace.

In July 2019, concurrent with the operation of the Bridge Program, the State submitted a waiver application to CMS seeking authority to proceed with phase two of the State’s Medicaid expansion plan. Phase two waiver proposed that the State receive a 90/10 federal match rate for Bridge Program expenditures in like fashion with other states that have fully expanded Medicaid under the Affordable Care Act (the “ACA”). Along with the 90/10 federal match rate, the State would operate the Bridge Program under a per capita cap federal funding arrangement, where annual increases in the federal funding at the 90/10 match rate would be limited to a per enrollee cap. Key elements of this phase two per capita cap waiver were formally denied by CMS in August 2019, prompting the State to pursue the third phase of Medicaid expansion.

In November 2019, the State’s phase three Fall Back Medicaid expansion waiver was submitted to CMS for a completeness review and subsequent federal 30–day public comment period. Through this waiver, the State requested program eligibility be expanded to people with income up to 138% FPL and that the corresponding 90/10 ACA federal match rate be made available for program expenditures. The Fall Back waiver also requested CMS approval of various other flexibilities, such as the ability to include community engagement requirements of enrollees, the ability for the State to leverage third party insurance of beneficiaries when available, and the ability to collect monthly premiums from individuals with income above 100% FPL. On December 23, 2019, the State received CMS approval of core elements of the Fall Back wavier, allowing for program implementation as of January 2020.

With the Fall Back waiver approval and corresponding 90/10 federal match rate, the State is currently able to fund its share of program expenditures. In the 2020 General Legislative Session, $116.8 million in ongoing State funds were appropriated or expected to be collected by the Medicaid Expansion Fund and the fund contains a Fiscal Year 2020 beginning balance of $62.7 million. These resources combine to provide nearly $180 million in State funds to support an estimated 51,700 enrollees (as taken from the February 2020 Consensus estimate and not including material COVID–19 effects) at a State cost of approximately $92 million in Fiscal Year 2020.

The State expects a significant increase in Medicaid enrollment due to the economic impacts of COVID–19, but has not yet adopted formal consensus enrollment and expenditure estimates for Fiscal Year 2020 and Fiscal Year 2021. Preliminarily, the State expects a net gain of about $40 million in General Fund from the 6.2% Federal Assistance Match Percentage as provided through the Families First Coronavirus Response Act in Fiscal Year 2020. In Fiscal Year 2021, cost increase due to counter–cyclical enrollment inflows could approximate $100 million in the General Fund.

The State’s Non–Expansion Medicaid program participation rate is among the lowest in the nation, with average Fiscal Year 2019 enrollment approximating about 300,000 or about 9.4% of the State’s total population (an estimated 3,205,958 as of July 2019). The State receives a higher than average Federal Medical Assistance Percentage at 67.69% ( in the State’s Fiscal Year 2021, before considering the 6.2% increase provided for in the Families First Coronavirus Response Act); however, the State also has one of the lowest rates of spending per full–benefit Medicaid enrollee and has a history of State funding innovations such as imposing hospital assessments and moving to capitation payments for Medicaid provider networks.

Federal Funding in the State Budget. Approximately 83% of federal funds included in the Fiscal Year 2021 budget fund the following programs: Medicaid ($3.180 billion); transportation ($527 million); education, including special education, school lunch, and Title I for disadvantaged students ($367 million); Supplemental Nutrition Assistance ($268 million); Temporary Assistance for Needy Families ($85 million); National Guard ($59 million), Office of Rehabilitation ($50 million); and Women Infants and Children ($40 million). Not only do federal dollars fund a large portion of the State’s major social service programs, federal dollars also play a key role in funding programs that provide care for elderly veterans, clean drinking water, and air pollution prevention. These numbers do not reflect COVID–19 federal aid the State expects to receive in Fiscal Year 2021. Some of those federal relief funds have been allocated and others will be allocated in the future.

Although the State receives a large portion of its funding for social service programs from federal funds as discussed above, a recent Pew Charitable Trust report on federal spending ranked the State as ninth lowest in total federal spending relative to gross domestic product (“GDP”) when all federal spending is accounted for. When measured on a per–capita basis, the State has the lowest total per capita federal spending. This is, in part, because the State’s population is the youngest in the nation and consequently the State receives a much smaller portion of federal dollars than other states for programs such as Social Security and Medicare, two of the largest federal entitlement programs targeted to the elderly. As of 2017, the State is one of 14 states that receives less than 30% of total state revenue from federal funds. While no comparison is yet available with other states, the State’s percentage of federal funds appropriated through the State budget is estimated at approximately 27% in Fiscal Year 2021 prior to COVID–19.

There can be no assurance that current levels of federal funding to the State will be maintained or that any potential federal budget cuts and potential decreases in flow through of funds to states would not have a material adverse financial impact on the State. The State cannot predict now what, if any, effect such decreases in federal spending would have on the State’s budget.

Federal Sequestration. Pursuant to the Budget Control Act of 2011 (the “BCA”), cuts to federal programs necessary to reduce federal spending to levels specified in the BCA (known as “sequestration”) were ordered in federal fiscal years ending September 30, 2013 through 2021 and were subsequently extended through September 30, 2029. These reductions include cuts to the subsidy payments to be made to issuers of Build America Bonds (“BABs”) and various other federal expenditures.

The State anticipates that any future reductions of subsidy payments with respect to the State’s and the Authority’s $1,102,790,000 in outstanding BABs (the State’s $1,010,125,000 of general obligation bonds and $19,565,000 of water revenue bonds; and the Authority’s $73,100,000 of lease revenue bonds) or reductions in other federal grants because of sequestration would have no material impact on their operations or financial position. The State cannot predict whether Congress will act to avoid or extend sequestration in the future.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.

AQUILA MUNICIPAL TRUST
PART C: OTHER INFORMATION

ITEM 28 EXHIBITS

(a)	(i)	Amended & Restated Declaration of Trust (xxv)
(a)	(ii)	Schedule A and Schedule B to Amended and Restated Declaration of Trust (xxxii)

(b)		By-laws (xxxii)
(c)		See Amended and Restated Declaration of Trust and By-laws filed under Items 28(a)(i), 28(a)(ii) and 28(b).

(d)	(i)	Advisory and Administration Agreement - Aquila Tax Free Trust of Arizona (xvii)
	(ii)	Advisory and Administration Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(iii)	Advisory and Administration Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(iv)	Advisory and Administration Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(v)	Advisory and Administration Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(vi)	Advisory and Administration Agreement - Aquila Tax-Free Trust of Oregon (xxxii)

	(vii)	Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(viii)	Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(ix)	Sub-Advisory Agreement - Aquila Tax-Free Trust of Oregon (xxxii)
	(x)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado (xxxiii)

	(xi)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Trust of Oregon (xxxiii)

	(xii)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(xiii)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah (xxxiii)
(e)	(i)	Distribution Agreement - Aquila Tax Free Trust of Arizona (vi)

	(ii)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax Free Trust of Arizona (x)
	(iii)	Sales Agreement for Brokerage Firms (iv)
	(iv)	Sales Agreement for Financial Institutions (iv)
	(v)	Sales Agreement for Investment Advisers (iv)

	(vi)	Shareholder Services Agreement - Aquila Tax Free Trust of Arizona (ix)
	(vii)	Distribution Agreement - Aquila Tax-Free Fund of Colorado (xxiii)
	(viii)	Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(ix)	Distribution Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(x)	Distribution Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(xi)	Distribution Agreement - Aquila Tax-Free Trust of Oregon (xxxii)

	(xii)	Shareholder Services Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(xiii)	Shareholder Services Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(xiv)	Shareholder Services Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(xv)	Shareholder Services Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(xvi)	Shareholder Services Agreement - Aquila Tax-Free Trust of Oregon (xxxii)
(f)		Not applicable
(g)	(i)	Custody Agreement (xxv)
(h)	(i)	Transfer Agency and Shareholder Services Agreement (xxvii)

	(ii)	Fund Accounting Agreement (xxv)
(i)	(i)	Opinion of counsel (xxi)

	(ii)	Opinion of counsel – Aquila Tax-Free Trust of Oregon (xxxi)

(j)		Consent of Independent Registered Public Accounting Firm (xxxiii)
(k)		Not applicable
(l)		Not applicable
(m)	(i)	Distribution Plan - Aquila Tax Free Trust of Arizona (xxxiii)
	(ii)	Shareholder Services Plan - Aquila Tax Free Trust of Arizona (iv)

	(iii)	Distribution Plan - Aquila Tax-Free Fund of Colorado (xxxiii)

	(iv)	Distribution Plan - Aquila Churchill Tax-Free Fund of Kentucky (xxxiii)

	(v)	Distribution Plan - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(vi)	Distribution Plan - Aquila Tax-Free Fund For Utah (xxxiii)

	(vii)	Distribution Plan - Aquila Tax-Free Trust of Oregon (xxxiii)

(viii)	Shareholder Services Plan - Aquila Tax-Free Fund of Colorado (xx)

	(ix)	Shareholder Services Plan - Aquila Churchill Tax-Free Fund of Kentucky (xx)

	(x)	Shareholder Services Plan - Aquila Narragansett Tax-Free Income Fund (xx)

	(xi)	Shareholder Services Plan - Aquila Tax-Free Fund For Utah (xx)

	(xii)	Shareholder Services Plan - Aquila Tax-Free Trust of Oregon (xxx)
(n)	(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax Free Trust of Arizona (xxxiii)

	(ii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund of Colorado (xxxiii)

	(iii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Churchill Tax-Free Fund of Kentucky (xxxiii)
	(iv)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Narragansett Tax-Free Income Fund (xxxiii)

	(v)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund For Utah (xxxiii)

	(vi)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Trust of Oregon (xxxiii)

(o)		Reserved
(p)		Codes of Ethics
	(i)	The Trust (xviii)
	(ii)	The Manager and the Distributor (xviii)
	(iii)	Code of Ethics of Citizens Investment Advisors (xx)

	(iv)	Code of Ethics of Davidson Fixed Income Management Inc. doing business as Kirkpatrick Pettis Capital Management (xx)

N/A		Powers of Attorney (xxiii) (xxxii)

------------------

(i)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 11 dated January 12, 1996, and incorporated herein by reference.
(ii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 dated March 22, 1996 and incorporated herein by reference.
(iii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 14 dated October 31, 1996 and incorporated herein by reference.
(iv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 15 dated October 29, 1997 and incorporated herein by reference.
(v)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 16 dated October 28, 1999 and incorporated herein by reference.
(vi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 dated October 28, 1999 and incorporated herein by reference.
(vii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 dated October 31, 2000 and incorporated herein by reference.
(viii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 20 dated October 17, 2001 and incorporated herein by reference.
(ix)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 dated October 22, 2002 and incorporated herein by reference.
(x)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 dated October 29, 2003 and incorporated herein by reference.
(xi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 dated October 28, 2004 and incorporated herein by reference.
(xii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 dated October 21, 2005 and incorporated herein by reference.
(xiii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 26 dated October 23, 2006 and incorporated herein by reference.
(xiv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 27 dated October 16, 2007 and incorporated herein by reference.
(xv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 dated October 30, 2008 and incorporated herein by reference.
(xvi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 29 dated October 22, 2009 and incorporated herein by reference.
(xvii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 30 dated October 28, 2010 and incorporated herein by reference.
(xviii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 dated October 21, 2011 and incorporated herein by reference.
(xix)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 dated October 24, 2012 and incorporated herein by reference.
(xx)	Filed as an exhibit to Registrant's Registration Statement on Form N-14 dated April 22, 2013 and incorporated herein by reference.

(xxi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 40 dated September 30, 2013 and incorporated herein by reference.
(xxii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 42 dated May 19, 2014 and incorporated herein by reference.

(xxiii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 dated July 24, 2014 and incorporated herein by reference.
(xxiv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 45 dated July 23, 2015 and incorporated herein by reference.
(xxv)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 47 dated July 25, 2016 and incorporated herein by reference.
(xxvi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 49 dated March 31, 2017 and incorporated herein by reference.

(xxvii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 51 dated July 24, 2017 and incorporated herein by reference.

(xxviii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 53 dated July 24, 2018 and incorporated herein by reference.

(xxix)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 55 dated July 24, 2019 and incorporated herein by reference.

(xxx)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 57 dated January 16, 2020 and incorporated herein by reference.

(xxxi)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 62 dated June 24, 2020 and incorporated herein by reference.

(xxxii)	Filed as an exhibit to Registrant’s Post-Effective Amendment No. 64 dated July 24, 2020 and incorporated herein by reference.

(xxxiii)	Filed herewith.

ITEM 29. Persons Controlled By Or Under Common Control With Registrant

None.

ITEM 30. Indemnification

Article IX of the Registrant’s Amended and Restated Declaration of Trust, filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A dated July 25, 2016, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business & Other Connections of Investment Adviser

The business and other connections of Aquila Investment Management LLC, the Funds’ Investment Adviser and Manager is set forth in the prospectus (Part A).  For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management, the Sub-Adviser of Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon, is a registered investment adviser. The Sub-Adviser is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser has approximately $1.1 billion in assets under management. It has local offices at 1550 Market Street, Denver, Colorado 80202 and 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.  For information about the business, profession, vocation, or employment of a substantial nature of the investment adviser, its directors, and its officers, reference is made to the Form ADV filed by it under the Investment Adviser's Act of 1940.

Clarfeld Financial Advisors, LLC, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a a wholly-owned subsidiary of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a commercial bank holding company with total assets of $187.0 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,000 branches and nearly 17,400 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Through Citizens Bank, N.A., CFG provides a full range of financial services to individuals, businesses, and governmental units. CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903. For information as to the business, profession, vocation, or employment of a substantial nature of the directors and officers of Citizens Financial Group, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32.    Principal Underwriters

(a)   Aquila Distributors LLC serves as principal underwriter to the following Funds: Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax- Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Trust of Oregon.

(b)   For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)   Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the sub-adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of July, 2021.
AQUILA MUNICIPAL TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 22, 2021.

SIGNATURE	TITLE

/s/ Diana P. Herrmann*
Diana P. Herrmann	Trustee, Vice Chair of the Board and President

/s/ Ernest Calderón *
Ernest Calderón	Trustee

/s/ Thomas A. Christopher *
Thomas A. Christopher	Chair of the Board of Trustees

/s/ Gary C. Cornia *
Gary C. Cornia	Trustee

/s/ Grady Gammage, Jr.*
Grady Gammage, Jr.	Trustee

/s/ James A. Gardner *
James A. Gardner	Trustee

/s/ Patricia L. Moss*
Patricia L. Moss.	Trustee

/s/ Glenn P. O’Flaherty *
Glenn P. O’Flaherty	Trustee

/s/ Laureen L. White *
Laureen L. White	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:     /s/ Diana P. Herrmann
Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

AQUILA MUNICIPAL TRUST
Exhibit List

(d)	(viii)	Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund

(d)	(x)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado

(d)	(xi)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Trust of Oregon

(d)	(xii)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund

(d)	(xiii)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah
(j)		Consent of Independent Registered Public Accounting Firm

(m)	(i)	Distribution Plan - Aquila Tax Free Trust of Arizona

(m)	(iii)	Distribution Plan - Aquila Tax-Free Fund of Colorado

(m)	(iv)	Distribution Plan - Aquila Churchill Tax-Free Fund of Kentucky

(m)	(v)	Distribution Plan - Aquila Narragansett Tax-Free Income Fund

(m)	(vi)	Distribution Plan - Aquila Tax-Free Fund For Utah

(m)	(vii)	Distribution Plan - Aquila Tax-Free Trust of Oregon

(n)	(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax Free Trust of Arizona

(n)	(ii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund of Colorado

(n)	(iii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Churchill Tax-Free Fund of Kentucky

(n)	(iv)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Narragansett Tax-Free Income Fund

(n)	(v)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund For Utah

(n)	(vi)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Trust of Oregon